1999 ECONOMIC REVIEW AND OUTLOOK

The year 1999 produced returns for popular stock indices that were exceptional. The 21% return for the S&P 500 represents the fifth consecutive year of 20%-plus returns. More remarkable is the nearly 29% annual rate of return for this index for the last five years. This performance is unprecedented in history. Looking ahead to the new millennium, one questions if the fundamentals underlying these returns are sustainable and the implications for market expectations looking forward.

The dominant characteristics of the U.S. equity market over the last few years has been the concentrated performance in a small number of companies, resulting in a valuation gap between the leadership stocks and the rest of the market. Last year was a continuation of this trend, with the gap taken to new levels and led principally by the technology sector's link with the explosive usage of the Internet and the public's interest in new Internet companies. 1999 will be remembered as the year in which investors seized upon the new growth opportunities that promise to fundamentally alter the way in which people live and do business.

The U.S. bond market has pushed steadily higher as fears of a global meltdown have receded and positive economic surprises in Europe, Japan, and elsewhere are taking center stage. Although we suspect inflation fears are overdone, the strengthening of the global economy can hardly be viewed as disinflationary. This backdrop is unfavorable for government bonds, and we expect most government bond markets to underperform cash over the next six months. However, credit-sensitive bonds are likely to fare better, and we especially like domestic high-yield bonds and emerging market debt.

The primary driver of absolute and relative returns in global capital markets has been the transformation of most economic and financial systems from centralized state and intervention-prone structures to more open-market-oriented institutions. The developed and the developing world have both enjoyed productivity gains, stepped-up competition and free-trade benefits because of internal deregulation, the liberalization of trade and capital flows, and the privatization of state-owned enterprises. Although this transformation process has faltered periodically and produced short-term disruptions, the fundamental trend continues to favor liberalization. The markets recognize and reward those countries that have successfully implemented reform.

Globalization -- a word that captures the basic elements of this reform process -- has resulted in increased integration among the world's economies and, as a corollary, increased convergence in economic performance. Europe acknowledged these new realities by adopting a common currency. Japan, which has seen little growth in a decade, is beginning to exhibit signs of reform and recovery. Another important driver of the performance of global capital markets has been the revolution in technology in the guise of the Internet. The major beneficiary of this trend has been the U.S. economy, as it is experiencing its longest period of expansion in history. At the same time, inflation has remained benign notwithstanding the lowest unemployment rate in 30 years. Gains in productivity are at rates not seen in decades and have persisted well into the economic expansion, producing record levels of corporate profitability.

In summary, faster economic growth of a non-inflationary nature accompanied by superior rates of profitability is a powerful set of fundamental conditions for equities. It is also quite likely that the risk premium demanded by investors to own equities has fallen. Global uncertainties that characterized most of the post-war period have diminished.

Looking ahead, investors will have to be observant about possible threats to the progress of reform and liberalization, i.e. globalization. Demonstrations surrounding the most recent World Trade Organization meeting are a reminder that not all elements of society welcome and embrace these changes. From a shorter-term point of view, it is clear that the Federal Reserve has raised, and is prepared to further raise, short-term interest rates to ensure that inflation and inflationary expectations are kept at bay. We expect growth will moderate during the course of the year accompanied by a shift in the growth mix away from domestic demand toward more export growth in response to the incipient economic recoveries evident in Europe and Japan. The developing countries in Latin America and the Far East are rebounding strongly and the prospects for Russia and China appear to be improving. Equity returns over the medium term are not expected to match those of the last several years because most of the positive fundamentals have been recognized and reflected in current valuation levels. Nonetheless, we do expect the health of the global economy will generate continued growth in earnings, and this means that equities will chalk up superior returns even in the face of modest increase in interest rates and when compared with other asset classes.

The preceding commentary was prepared by The Equitable Life Assurance Society of the United States ("Equitable") and Alliance Capital Management L.P. Alliance is one of the investment advisors to EQ Advisors Trust. The views expressed do not necessarily express the opinions of all of the investment advisors of EQ Advisors Trust. Commentary for each portfolio that appears on the following pages, however, was prepared by the investment advisor responsible for specific portfolios of EQ Advisors Trust. Equitable serves as investment manager of EQ Advisors Trust.

      PORTFOLIO COMMENTARY AND PERFORMANCE


NOTES ON PERFORMANCE                                            2

ALLIANCE CAPITAL MANAGEMENT L.P.
   Alliance Aggressive Stock Portfolio                          4
   Alliance Balanced Portfolio                                  5
   Alliance Common Stock Portfolio                              6
   Alliance Conservative Investors Portfolio                    7
   Alliance Equity Index Portfolio                              8
   Alliance Global Portfolio                                    9
   Alliance Growth and Income Portfolio                        10
   Alliance Growth Investors Portfolio                         11
   Alliance High Yield Portfolio                               12
   Alliance Intermediate Government
      Securities Portfolio                                     13
   Alliance International Portfolio                            14
   Alliance Money Market Portfolio                             15
   EQ/Alliance Premier Growth Portfolio                        16
   Alliance Quality Bond Portfolio                             17
   Alliance Small Cap Growth Portfolio                         18

BANKERS TRUST COMPANY
   BT Equity 500 Index Portfolio                               19
   BT International Equity Index Portfolio                     20
   BT Small Company Index Portfolio                            21

CALVERT ASSET MANAGEMENT COMPANY, INC.
BROWN CAPITAL MANAGEMENT, INC.
   Calvert Socially Responsible Portfolio                      22

CAPITAL GUARDIAN TRUST COMPANY
   Capital Guardian International Portfolio                    23
   Capital Guardian Research Portfolio                         24
   Capital Guardian U.S. Equity Portfolio                      25

EVERGREEN ASSET MANAGEMENT CORP.
   EQ/Evergreen Portfolio                                      26
   EQ/Evergreen Foundation Portfolio                           27

J.P. MORGAN INVESTMENT MANAGEMENT INC.
   JPM Core Bond Portfolio                                     28

LAZARD ASSET MANAGEMENT
   Lazard Large Cap Value Portfolio                            29
   Lazard Small Cap Value Portfolio                            30

MERRILL LYNCH ASSET MANAGEMENT, L.P.
   Merrill Lynch Basic Value Equity Portfolio                  31
   Merrill Lynch World Strategy Portfolio                      32

MASSACHUSETTS FINANCIAL SERVICES COMPANY
   MFS Emerging Growth Companies Portfolio                     33
   MFS Growth with Income Portfolio                            34
   MFS Research Portfolio                                      35

MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT, INC.
   Morgan Stanley Emerging Markets Equity
      Portfolio                                                36

PUTNAM INVESTMENT MANAGEMENT, INC.
   EQ/Putnam Balanced Portfolio                                37
   EQ/Putnam Growth & Income Value Portfolio                   38
   EQ/Putnam International Equity Portfolio                    39
   EQ/Putnam Investors Growth Portfolio                        40

T. ROWE PRICE ASSOCIATES, INC.
   T. Rowe Price Equity Income Portfolio                       41

ROWE PRICE-FLEMING INTERNATIONAL, INC.
   T. Rowe Price International Stock Portfolio                 42

WARBURG PINCUS ASSET MANAGEMENT, INC.
   Warburg Pincus Small Company Value
      Portfolio                                                43

NOTES ON PERFORMANCE


Performance of each of the EQ Advisors Trust portfolios as shown on the following pages, compares each portfolio's performance to that of a broad-based securities index, and, in some cases, averages of other funds having comparable investment objectives. Each of the portfolio's annualized rates of return is net of investment management fees and expenses of the portfolio. Rates of return are not representative of the actual return you would receive under your variable life insurance policy or annuity contract. No policyowner or contractholder can invest directly in the EQ Advisors Trust portfolios. Changes in policy values depend not only on the investment performance of the EQ Advisors Trust portfolios, but also on the insurance and administrative charges, applicable sales charges and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

Each of the EQ Advisors Trust portfolios has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each portfolio will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

THE BENCHMARKS

Broad-based securities indices are unmanaged, and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each portfolio is likely to select its holdings. "Blended" performance numbers (e.g., 50% S&P 400/50% Russell 2000 or 60% S&P 500/40% Lehman Gov't/Corp) assume a static mix of the two indices.

THE MARKET COMPOSITE BENCHMARK is made up of 36% S&P 500; 24% MSCI EAFE Index; 21% Salomon Brothers U. S. Treasury Bond
1 Year; 14% Salomon Brothers World Government (ex. U.S.); and, 5% U.S. Treasury Bill.

THE LEHMAN AGGREGATE BOND INDEX ("Lehman Aggregate Bond") is an index comprised of investment grade fixed income securities, including U.S. Treasury, mortgage-backed, corporate and "Yankee" bonds (U.S. dollar-denominated bonds issued outside the United States).

THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX ("Lehman Gov't/Corp") represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX ("Lehman Intermediate Government Bonds") represents an unmanaged group of securities consisting of all U.S. Treasury and agency securities with remaining maturities of one to ten years and issue amounts of at least $100 million outstanding.

THE LEHMAN TREASURY BOND INDEX ("Lehman Treasury") represents an unmanaged group of securities consisting of all currently offered public obligations of the U.S. Treasury intended for distribution in the domestic market.

THE MERRILL LYNCH HIGH YIELD MASTER INDEX ("ML Master") represents an unmanaged group of securities widely regarded by investors as representative of the high yield bond market.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX ("MSCI EAFE") is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australasia and the Far East. MSCI EAFE Index returns assume dividends reinvested net of withholding tax and do not reflect any fees and expenses.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX ("MSCI EMF") is a market capitalization weighted equity index composed of companies that are representative of the market structure of the following 25 countries:
Argentina, Brazil Free, Chile, China Free, Colombia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Russia, South Africa, Sri Lanka, Taiwan, Thailand Free, Turkey and Venezuela. "Free" MSCI indices excludes those shares not purchasable by foreign investors.

THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX ("MSCI World") is an arithmetic, market value-weighted average of the performance of over 1,300 securities listed on the stock exchanges of twenty foreign countries and the United States.

THE RUSSELL 2000 GROWTH INDEX ("Russell 2000 Growth") is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. It is compiled by the Frank Russell Company.

THE RUSSELL 2000 INDEX ("Russell 2000") is an unmanaged index which tracks the performance of 2000 publicly-traded U.S. stocks. It is often used to indicate the performance of smaller company stocks. It is compiled by the Frank Russell Company.

THE SALOMON BROTHERS BROAD INVESTMENT GRADE BOND INDEX ("SAL BIG") is an unmanaged weighted index that contains approximately 4,700 individually priced investment grade bonds.

THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX
("S&P 500") is an unmanaged index containing common stock of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 reflects the reinvestment of dividends, if any, but does not reflect fees, brokerage commissions or other expenses of investing.

NOTES ON PERFORMANCE


THE STANDARD & POOR'S MIDCAP 400 INDEX ("S&P 400 MidCap") is an unmanaged weighted index of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity, and industry group representation. The S&P 400 MidCap reflects the reinvestment of dividends, if any, but does not reflect fees, brokerage commissions or other expenses of investing.

THE VALUE LINE CONVERTIBLE INDEX ("Value Line Convertible") is comprised of 585 of the most actively traded convertible bonds and preferred stocks on an unweighted basis.

THE LIPPER AVERAGES are contained in Lipper's survey of the performance of funds underlying a large universe of variable life and annuity contracts, where performance averages are based on net asset values which reflect the deduction of investment management fees and direct operating expenses, and, for funds with Rule 12b-1 plans, asset-based sales charges. This survey is published by Lipper Analytical Services, Inc., a firm recognized for its reporting of performance of actively managed funds. Performance data shown for the portfolios does not reflect the deduction of any insurance-related expenses (which are assessed at the contract level).

GROWTH OF $10,000 INVESTMENT

The charts shown on the following pages illustrate the total value of an assumed investment in both Class IA and Class IB shares (if applicable) of each portfolio of the EQ Advisors Trust. The periods illustrated are from the inception dates shown through December 31, 1999. These results assume reinvestment of dividends and capital gains. The total value shown for each portfolio reflects management fees and operating expenses of the portfolios. They have not been adjusted for insurance-related charges and expenses associated with life insurance policies or annuity contracts, which would lower the total values shown. Results should not be considered representative of future gains or losses. Growth of $10,000 charts for the following portfolios:
EQ/Alliance Premier Growth, BT International Equity Index, MFS Emerging Growth Companies, T. Rowe Price Equity Income, and Warburg Pincus Small Company Value, do not include information for the Class IA shares. If they did, results for the Class IA shares would have exceeded those shown for the Class IB shares, since the Class IA shares are not subject to any Rule 12b-1 fees.

CALCULATION OF PERFORMANCE

Performance tables on the following pages show the actual investment performance of the EQ Advisors Trust (the Trust) portfolios after deduction of investment management fees and direct operating expenses of the Trust (including 12b-1 fees, where applicable), except that for each portfolio advised by Alliance (other than the EQ/Alliance Premier Growth Portfolio), performance reflects the performance of the corresponding portfolio of the predecessor registered investment company. Furthermore, the performance for each of the Alliance portfolios (except for EQ/Alliance Premier Growth Portfolio), is principally the performance of the corresponding portfolio of the predecessor registered investment company (referred to by name using the prefix "Hudson River Trust") managed by the Alliance, using the same investment objectives and strategies as these portfolios. For these purposes, the portfolios are considered to be the successor entity to the corresponding portfolio of the predecessor registered investment company. The assets of the predecessor investment company were transferred to these portfolios on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the corresponding Alliance portfolio. For these purposes, the performance results of the corresponding portfolios and its predecessor registered investment company have been linked. Performance data does not reflect the deduction of any insurance or contract-related fees.

In the interest of limiting expenses, Equitable has entered into an expense limitation agreement with the Trust, with respect to each of the portfolios. The expense limitation does not apply to any of the portfolios advised by Alliance (with the exception of the EQ/Alliance Premier Growth Portfolio.) Without the expense limitation agreement, the actual performance of these portfolios may have been lower.

ALLIANCE AGGRESSIVE STOCK PORTFOLIO


For the 12 months ending December 31, 1999, the Alliance Aggressive Stock Portfolio (the "PORTFOLIO") Class IA shares gained 18.84%, outperforming its benchmark, a 50%/50% blend of the S&P Mid Cap 400 and Russell 2000, which was up 18.09%. In particular, we are pleased to report that during the fourth quarter of 1999, the Portfolio returned 22.75%, versus its benchmark gain of 17.88%. This was the best quarter for the Portfolio relative to its benchmark since the first quarter of 1996.

The Portfolio's outperformance for the year is primarily due to strong stock selection in the technology and telecommunications sectors, as well as our relative underweighting in the retail sector. In the latter half of 1999, the Portfolio's holdings in health care, particularly biotechnology and health care service stocks, as well as some telecommunications holdings also benefited relative performance.

We continue to focus on the best quality growth themes in both the growth side of the market as well as the cyclical side of the market. We look for companies that we believe can grow their earnings-per-share at least 20% to 25% for the next three years. We are currently overweighted in health care with a particular emphasis on the hospitals and the biotechnology sectors. Within the media sector, we have exposure to the cable industry, the cellular industry, and European telecommunication providers. Within the leisure category, we have exposure to the amusement park industry, radio industry, and the cruiseline industry. Lastly, within the retail sector we have exposure to the home furnishings segment, the athletic footwear segment and the drugstore industry.

On the cyclical side of the Portfolio, we continue to invest in growth stocks that have a cyclical orientation. We currently have an overweighting in the airline industry, the equipment rental business, and the housing segment, with a particular emphasis on both the furniture and carpet manufacturers. Within technology, we are currently market weighted. We are not momentum investors and have been unwilling to overweight the sector based upon the excessive valuations that investors have placed on these stocks. We believe that the technology sector is fully valued in the marketplace and that the high valuations currently reflect the strong fundamentals of the industry.

Looking ahead, we believe that small-cap stocks are undervalued relative to large-cap stocks and should do well over the next several years. After underperforming for several years, the valuations for small-cap stocks are extremely compelling. We believe as the broadening out of the market continues, this Portfolio is extremely well positioned to participate.


ALDEN M. STEWART AND RANDALL E. HAASE, PORTFOLIO MANAGERS


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve long-term growth of capital.


PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets ...................................................$4,602.1 MILLION
Number of Issues ...........................................................82


LARGEST EQUITY HOLDINGS, AS OF 12/31/99

Continental Airlines, Inc. .......................................... Airlines
Columbia/HCA Healthcare Corp. ...................... Hospital Supplies & Svcs.
Global TeleSystems Group, Inc. ............................ Divers. Tel. Svcs.
Millicom Int'l. Cellular S.A. ............................ Wireless Tel. Svcs.
Royal Caribbean Cruises Ltd. ................................. Leisure Related
CNA Financial Corp. ................................................ Insurance
NTL, Inc. ................................................ Div. Telecom. Svcs.
Premier Parks, Inc. .......................................... Leisure Related
Mohawk Industries, Inc. ................................... Apparel & Textiles
USA Networks, Inc. ....................... Printing, Publishing & Broadcasting


ASSET MIX DISTRIBUTION, AS OF 12/31/99

Domestic Common Stock ...................................................95.0%
Foreign Stock & ADRs .....................................................0.9%
Short Term Debt Securities ...............................................4.1%
   Total ...............................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/99

                                   1             3            5             10           SINCE
                                  YEAR         YEARS        YEARS         YEARS         INCEPT.
Portfolio Class IA Shares         18.84%        9.76%        16.29%        16.68%        17.88%*
Portfolio Class IB Shares         18.55         9.49         16.05         16.41         17.63**
50% Mid-Cap/50%
  Russell 2000                    18.09        17.48         19.92         15.41         14.58
Lipper Mid-Cap Average            46.25        26.33         22.54         16.19         17.76

*   Since inception as of January 27, 1986
** Investment operations commenced with respect to Class IB shares on October 2, 1996. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested Ten Years Ago on December 31, 1989)

                      ALLIANCE AGGRESSIVE STOCK PORTFOLIO


                               [GRAPHIC OMITTED]

     Portfolio Class IA Shares ($46,750)
     Portfolio Class IB Shares ($45,707)
     50% S&P Mid-Cap/50% Russell 2000 ($41,919)

89         $10,000                 $10,000                     $10,000
90         $10,817                 $10,790                     $ 8,746
91         $20,212                 $20,119                     $12,955
92         $19,571                 $19,434                     $14,924
93         $22,853                 $22,634                     $17,374
94         $21,981                 $21,718                     $16,906
95         $28,934                 $28,523                     $21,931
96         $35,359                 $34,814                     $25,856
97         $39,227                 $38,526                     $32,916
98         $39,339                 $38,546                     $35,498
99         $46,750                 $45,707                     $41,919

ALLIANCE BALANCED PORTFOLIO


For the 12 months ending December 31, 1999, the Alliance Balanced Portfolio (the "PORTFOLIO") Class IA shares generated a 17.79% rate of return compared with the 9.07% produced by the Portfolio's benchmark, a blend of 50% S&P 500 and 50% Lehman Government/Corporate Bond Index. This outperformance of the Portfolio was attributable to superior stock selection in both domestic and international equities. The international weighting of the Portfolio was also aided by the Portfolio's exposure to Japan, which was the best performing country, in U.S. dollar terms, during the year. Stock and bond markets departed from their historical behavior patterns in 1999. Over the last several decades, the rates of return for these two markets have generally been positively linked. Last year, however, witnessed one of the largest performance differences in some time. Equities, as measured by the S&P 500, produced a total rate of return of 21.03% -- the fifth consecutive year of returns above 20%. Fixed-income securities, on the other hand, posted a modest decline.

Underpinning these performances were several important economic developments. The U.S. economy demonstrated surprising strength throughout the year. Meaningful improvements in productivity generated record levels and rates of corporate profitability. Productivity gains, in turn, were fueled by strides in information technology, with the Internet providing a foundation for rising profits and real wages in a non-inflationary environment. This powerful combination of forces helped drive equity prices higher.

While the U.S. economy continued to expand, it became apparent early in the year that Asia was recovering and Europe was showing enough signs of strength to buoy investors' growth expectations. This improvement in the outlook for global economies pushed the unemployment rate in the U.S. to lows not seen in thirty years. While equity investors were pleased, those trends began to weigh upon fixed-income markets. Three increases in the federal funds rate accompanied by heightened rhetoric about the risks of rising inflation, only served to intensify those investors' concerns.

Over the medium term, we continue to expect a global environment characterized by non-inflationary growth. Such conditions should be a benign backdrop for capital markets and support a constructive stance toward both equities and fixed-income securities. Although equity returns are not expected to match those of the last several years because most of the positive fundamentals that have been recognized and reflected in current valuation levels, we do anticipate the health of the global economy will generate continued growth in corporate earnings. This environment should support superior returns for equities, when compared with other asset classes, even in the face of modest increases in interest rates.


ROBERT G. HEISTERBERG, PORTFOLIO MANAGER


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve a high return through both appreciation of capital and current income.


PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets ..................................................$2,137.0 MILLION
Number of Issues .........................................................321


LARGEST EQUITY HOLDINGS, AS OF 12/31/99

Cisco Systems, Inc. ........................................Computer Hardware
General Electric Co. ....................................Electrical Equipment
Solectron Corp. ..................................................Electronics
Citigroup, Inc. ...........................................Financial Services
Global TeleSystems Group, Inc. ............................Div. Telecom. Svcs
AT&T Corp. ...............................Printing, Publishing & Broadcasting
Dell Computer Corp. .........................................Office Equipment
Microsoft Corp. ............................................Computer Software
Total Fina S.A. ............................................Oil-International
MBNA, Inc. ................................................Financial Services


ASSET MIX DISTRIBUTION, AS OF 12/31/99

Domestic Common Stock ..................................................37.7%
Preferred Stock .........................................................1.5%
Foreign Stock & ADRs ...................................................13.9%
U.S. Gov't Bonds .......................................................25.0%
Foreign Government Securities ...........................................0.9%
Corporate Bonds ........................................................14.3%
Short Term Debt Securities ..............................................5.7%
Other Assets & Liabilities ..............................................1.0%
   Total ..............................................................100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/99


                                    1             3             5             10           SINCE
                                   YEAR         YEARS         YEARS         YEARS         INCEPT.
Portfolio Class IA Shares          17.79%        16.98%        16.44%        11.77%        13.09%*
Portfolio Class IB Shares          17.50         16.22         15.88         11.37         12.74**
50% S&P 500/
  50% Lehman
  Gov't/Corp                        9.07         16.47         17.93         13.04         13.19
Lipper Flex. Port. Average         12.07         15.17         17.11         12.94         12.30

*   Since inception as of January 27, 1986
** Investment operations commenced with respect to Class IB shares on July 8, 1998. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested Ten Years Ago on December 31, 1989)

                          ALLIANCE BALANCED PORTFOLIO


                               [GRAPHIC OMITTED]


     Portfolio Class IA Shares ($30,426)
     Portfolio Class IB Shares ($29,346)
     50% S&P 500/50% Lehman Gov't/Corp. ($34,054)

89         $10,000                 $10,000                     $10,000
90         $10,024                 $10,000                     $10,270
91         $14,160                 $14,093                     $12,672
92         $13,762                 $13,663                     $13,643
93         $15,452                 $15,306                     $15,090
94         $14,212                 $14,046                     $14,931
95         $17,019                 $16,781                     $19,135
96         $19,007                 $18,695                     $21,553
97         $21,869                 $21,461                     $26,140
98         $25,830                 $24,973                     $31,223
99         $30,426                 $29,346                     $34,054

ALLIANCE COMMON STOCK PORTFOLIO


For the 12 months ending December 31, 1999, the Alliance Common Stock Portfolio (the "PORTFOLIO") Class IA shares outpaced the S&P 500 Index return of 21.03%, with a gain of 25.19%. The Portfolio's two main areas of concentration, technology and financial services, moved in opposite directions relative to the market. Technology enjoyed a superb year. The financial services sector lagged as valuations were depressed by rising interest rates.

Our investments in technology were heavily skewed towards telecommunications, an area benefiting not only from technological change, but also from deregulation, which has spawned new entrants and a wave of mergers and acquisitions. Our strong fourth quarter performance was importantly aided by our large holding in Mannesmann A. G., which is the object of a hostile takeover bid by Vodafone. Vodafone, the second largest cellular telephone operator in the U. K., last year acquired Airtouch, a leading U. S. cellular operator. If Vodafone is successful in its bid, it will become clearly the leading cellular company in the world. Our Mannesmann stake has appreciated greatly and now represents more than seven percent of the Portfolio. We are optimistic about prospects for the combined companies, but we will no doubt want to reduce what has become a disproportionately large holding to a more prudent level.

Our financial holdings ended the year somewhat on the defensive. We continue to think that this sector offers an attractive combination of growth and value and we have been adding to positions at current price levels.

The economic situation continues to be exceptionally good with strong growth and little inflation. On the negative side, it now appears quite likely that the U.S. Federal Reserve will continue to ratchet up interest rates unless it sees some slowdown in the economy. Ideally, we would like to see some easing of the growth rate that would allow the economy to prolong its expansion without inflationary pressures. If there is no "natural" deceleration in the economy, the Federal Reserve will keep tightening until it induces one. If this means much higher interest rates, the stock market would no doubt react negatively.

So, once again we go forward balancing strong economic fundamentals against a richly valued and somewhat speculative stock market. Last year's outcome was quite good. It may be more difficult in 2000. From a longer term point of view, we see no reason to be concerned about the prospects for the stock market. We are in an era of rapid growth in productivity and the U.S. is leading the way in the new technologies. Putting aside short term valuation concerns, we continue to think that telecommunications and technology will lead the way to good long-term performance.


TYLER J. SMITH, PORTFOLIO MANAGER


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve long-term growth of its capital and increase income.


PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets ................................................$16,593.6 MILLION
Number of Issues ........................................................275


LARGEST EQUITY HOLDINGS, AS OF 12/31/99

AT&T Corp. ...............................Printing, Publishing, Broadcasting
Mannesmann AG .....................................................Machinery
IBM Corp. ..................................................Office Equipment
American International Group, Inc. ................................Insurance
Citigroup, Inc. ..........................................Financial Services
MCI WorldCom, Inc. ......................................Utility - Telephone
Sprint Corp. ............................................Utility - Telephone
SCI Systems, Inc. ...............................................Electronics
Nextel Communications, Inc. .............................Wireless Tel. Svcs.
NTL, Inc. ................................................Div. Telecom. Svcs


ASSET MIX DISTRIBUTION, AS OF 12/31/99

Domestic Common Stock .................................................81.3%
Preferred Stock ........................................................0.2%
Foreign Stock & ADRs ..................................................13.3%
Corporate Bonds ........................................................0.8%
Short Term Debt Securities .............................................4.1%
Other Assets & Liabilities .............................................0.3%
   Total .............................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/99


                               1             3             5             10            20           SINCE
                              YEAR         YEARS         YEARS         YEARS         YEARS         INCEPT.
Portfolio Class IA
  Shares                      25.19%        27.98%        28.11%        18.61%        18.39%        16.74%*
Portfolio Class IB
  Shares                      24.88         27.66         27.74         18.30         18.10         16.46**
S&P 500                       21.03         27.56         28.56         18.21         17.88         16.19
Lipper Growth Average         31.48         26.38         26.45         17.79         15.87         16.67

*  Since inception as of January 13, 1976
** Investment operations commenced with respect to Class IB shares on October
    2, 1996. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested Ten Years Ago on December 31, 1989)

                        ALLIANCE COMMON STOCK PORTFOLIO


                               [GRAPHIC OMITTED]


     Portfolio Class IA Shares ($55,119)
     Portfolio Class IB Shares ($53,701)
     S&P 500 ($53,279)

     89          $10,000          $10,000          $10,000
     90          $ 9,189          $ 9,167          $ 9,689
     91          $12,671          $12,611          $12,641
     92          $13,078          $12,984          $13,605
     93          $16,325          $16,170          $14,976
     94          $15,976          $15,787          $15,174
     95          $21,160          $20,863          $20,875
     96          $26,297          $25,813          $25,669
     97          $34,029          $33,324          $34,233
     98          $44,028          $43,007          $44,016
     99          $55,119          $53,701          $53,279

ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO


This was a difficult environment for the major asset class that categorizes the Alliance Conservative Investors Portfolio (the "PORTFOLIO"). Nonetheless, the Portfolio's Class IA shares recorded a 10.14% return in 1999 compared with the 4.19% return generated by the Portfolio's benchmark, a blend of 70% Lehman Brothers Treasury Index and 30% S&P 500. This relative outperformance largely reflected superior stock selection and participation in foreign equities.

Capital market developments in 1999 continued to produce exceptional performance results. While it was the fifth consecutive year of average equity returns exceeding 20%, average returns from fixed income securities fell slightly. Over the last three decades, the return for stocks and bonds has tended to be positively linked. 1999 was an exception, and the gap was huge.

Surprisingly strong economic growth persisted throughout the balance of the year. Unemployment levels reached lows not seen in thirty years and long-term interest rates began to come under some pressure. This condition prompted the Federal Reserve to initiate a series of increases in the federal funds rate as well as step-up its rhetoric about the risks of rekindling inflationary pressures and expectations. Not surprisingly, fixed-income securities came under pressure.

The equity markets treated this economic strength differently. Meaningful improvements in productivity were generating record levels and rates of corporate profitability. There were also some positive cyclical developments in this growth environment. Asia showed signs of increasing its recovery and investors became more confident about the prospects for faster growth in Europe. Those cyclical developments provided important support for global equities.

What is increasingly clear, and is accepted by most, even grudgingly, is that the improvement in the rate of growth in productivity, and hence the potential rate of growth in the U.S. economy, is more than a cyclical phenomenon. This fundamental shift in the underlying growth prospects is a product of several secular changes. One important factor is the liberalization in the rules that govern capital and trade flows. Those changes have effected increases in world trade that far exceed world economic growth. Second, this liberalization has resulted in a convergence in the developed world in the major measures of economic performance, namely, growth, inflation and interest rates. Simultaneously, governments for the industrial economies have been successful in reducing fiscal deficits and deregulating domestic industries. All of these developments augur well for continued growth in the global economy accompanied by low rates of inflation. This combination is a constructive environment for capital markets.


ROBERT G. HEISTERBERG, PORTFOLIO MANAGER


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.


PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets .......................................................$476.0 MILLION
Number of Issues ............................................................255


LARGEST EQUITY HOLDINGS, AS OF 12/31/99

Cisco Systems, Inc. ...........................................Computer Hardware
General Electric Co. ..............................................Miscellaneous
Solectron Corp. .....................................................Electronics
Citigroup, Inc. ..............................................Financial Services
Microsoft Corp. ...............................................Computer Software
Dell Computer Corp. ............................................Office Equipment
Global TeleSystems Group, Inc. ..............................Div. Telecom. Svcs.
NTL, Inc. ...................................................Div. Telecom. Svcs.
Total Fina S.A. ...............................................Oil-International
MBNA Corp. ...................................................Financial Services


ASSET MIX DISTRIBUTION, AS OF 12/31/99

Domestic Common Stock .....................................................24.0%
Foreign Stock & ADRs .......................................................9.5%
U.S. Gov't Bonds ..........................................................34.2%
Corporate Bonds ...........................................................14.1%
Short Term Debt Securities ................................................17.5%
Other Assets & Liabilities .................................................0.7%
   Total .................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/99

                                   1             3             5            10           SINCE
                                  YEAR         YEARS         YEARS         YEARS        INCEPT.
Portfolio Class IA Shares         10.14%        12.41%        12.47%        9.94%        10.01%*
Portfolio Class IB Shares          9.87         12.11         12.17         9.66          9.73**
70% Lehman Treasury/
  30% S&P 500                      4.19         12.07         13.60        10.75         10.68
Lipper Income Average              4.65         12.47         14.57        10.84         10.91

*   Since inception as of October 2, 1989
** Investment operations commenced with respect to Class IB shares on May 1, 1997. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested Ten Years Ago on December 31, 1989)


                   ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO


                               [GRAPHIC OMITTED]


     Portfolio Class IA Shares ($25,785)
     Portfolio Class IB Shares ($25,146)
     70% Lehman Treasury/30% S&P 500 ($27,771)

     89          $10,000          $10,000          $10,000
     90          $10,641          $10,615          $10,514
     91          $12,750          $12,689          $12,608
     92          $13,488          $13,390          $13,539
     93          $14,941          $14,798          $14,967
     94          $14,329          $14,158          $14,677
     95          $17,252          $17,006          $18,182
     96          $18,151          $17,848          $19,732
     97          $20,557          $20,148          $22,982
     98          $23,410          $22,886          $26,654
     99          $25,785          $25,146          $27,771

ALLIANCE EQUITY INDEX PORTFOLIO

For the 12 months ending, December 31, 1999, the Alliance Equity Index Portfolio (the "PORTFOLIO") Class IA shares returned 20.38% versus the S&P 500 Index, which appreciated by 21.03%. This marks the fifth consecutive record-breaking year of 20%-plus returns for the S&P 500 Index.

The Portfolio is designed to approximate the return of the S&P 500 Composite Index and is managed by utilizing a stratified sampling construction technique. Using this methodology, the Portfolio seeks to track the investment return of the S&P 500 without holding all 500 companies that comprise the index. At year-end, the Portfolio held 420 issues of the 500 issues available for investment. The S&P 500 Index is not subject to any fees and expenses that are associated with a managed portfolio such as the Alliance Equity Index.


JUDITH A. DEVIVO, PORTFOLIO MANAGER


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.


PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets .....................................................$2,639.5 MILLION
Number of Issues ............................................................420


LARGEST EQUITY HOLDINGS, AS OF 12/31/99

Microsoft Corp. ...............................................Computer Software
General Electric Co. .......................................Electrical Equipment
Cisco Systems, Inc. ...........................................Computer Hardware
Wal-Mart Stores, Inc. ............................................Retail-General
Exxon Mobil Corp. ..................................................Oil-Domestic
Intel Corp. .........................................................Electronics
Lucent Technologies, Inc. ...................................Div. Telecom. Svcs.
IBM Corp. ......................................................Office Equipment
Citigroup, Inc. ..............................................Financial Services
American International Group, Inc. ....................................Insurance


ASSET MIX DISTRIBUTION, AS OF 12/31/99

Domestic Common Stock .....................................................95.8%
Foreign Stock & ADRs .......................................................3.3%
Short Term Debt Securities .................................................0.8%
Other Assets & Liabilities .................................................0.1%
   Total .................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/99

                                      1             3             5            SINCE
                                     YEAR         YEARS         YEARS         INCEPT.
Portfolio Class IA Shares            20.38%        26.91%        27.84%        23.63%*
Portfolio Class IB Shares            20.08         26.75         27.61         23.43**
S&P 500                              21.03         27.56         28.56         24.14
Lipper S&P 500 Index Average         20.48         27.07         28.07         25.07

*   Since inception as of March 1, 1994
** Investment operations commenced with respect to Class IB shares on May 1, 1997. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested at Inception)


                        ALLIANCE EQUITY INDEX PORTFOLIO


                               [GRAPHIC OMITTED]



     Portfolio Class IA Shares ($34,513)
     Portfolio Class IB Shares ($34,138)
     S&P 500 ($35,569)

     3/1/1994    $10,000          $10,000          $10,000
     94          $10,108          $10,087          $10,130
     95          $13,796          $13,734          $13,936
     96          $16,884          $16,766          $17,136
     97          $22,385          $22,245          $22,854
     98          $28,669          $28,424          $29,385
     99          $34,513          $34,138          $35,569

ALLIANCE GLOBAL PORTFOLIO

For the 12 months ending December 31, 1999, the Alliance Global Portfolio (the "PORTFOLIO") Class IA shares gained 38.53%, substantially outperforming the MSCI World Index return of 24.93% for the same period. The fourth quarter of 1999 proved to be the strongest of the year for global markets as the MSCI World Index appreciated 16.9% for the quarter and 24.9% for the year. For the first time in five years, non-U.S. markets, as represented by the MSCI EAFE Index (+27.0%), outperformed their U.S. counterparts, as represented by the MSCI USA Index (+21.9%). Of the major developed market regions, Japan led the pack with a 61.5% gain. Hong Kong and Singapore showed strength with respective returns of 59.5% and 60.2%, while Australia and Europe also advanced 17.6% and 15.9%, respectively. On the currency front, the U.S. dollar gained against the euro, but lost ground versus the yen.

The Portfolio outperformed the MSCI World Index due to overweight positions in the successful technology, telecommunications and media sectors. In Europe, the Portfolio's large positions in Nokia, Mannesmann and Orange helped lift results. Despite higher valuations, the fundamentals of the mobile phone space continue to improve as subscriber penetration increases and the world of data brings new opportunities. United Pan European, the only pure cable play across Europe, contributed greatly to performance as the company succeeded in acquisitions and also found Liberty Media as an important new investor. On the negative side, U.K. bank stocks fell in a rising rate environment as did global insurance companies. European tobacco stocks also underperformed with pricing pressures and litigation concerns emerging for the first time in Europe.

Japan experienced one of the strongest markets in a decade, as the government implemented proposals to boost the weak economy and as companies announced an unprecedented number of restructurings. With recovering industries and technology on fire, defensive stocks such as pharmaceuticals, consumer staples and tobacco underperformed, while global telecommunications and technology did well. In the Pacific ex-Japan area, the Portfolio remained underweight in Australia and slightly overweight in Asia ex-Japan for most of the year.

As for the Portfolio's holdings in the United States, Liberty Media continued to reign as the largest contributor to the Portfolio's performance with a 147% capital return in 1999, following two successive years of 90% plus gains. Technology stocks also contributed to the Portfolio's gains. Additionally, successful retailers aided results, and global brokerage houses contributed to positive performance.

The Portfolio continues to hold large positions in the areas of technology, telecommunications and media. The Portfolio has been broadened slightly over the last few months, with positions in a few European bank stocks and semi-cyclical names such as Honeywell and British Aerospace. The latter positions offer unique growth opportunities due to restructuring and acquisitions at very attractive valuations.

SANDRA L. YEAGER, PORTFOLIO MANAGER


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks long-term growth of capital.


PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets .....................................................$1,990.2 MILLION
Number of Issues .............................................................92


LARGEST EQUITY HOLDINGS, AS OF 12/31/99

Microsoft Corp. ...............................................Computer Software
Dell Computer Corp. ............................................Office Equipment
AT&T Corp. ..................................Printing, Publishing & Broadcasting
United Pan-Europe Com. N.V. .....................................Div. Tel. Svcs.
Home Depot, Inc. .................................................Retail-General
Softbank Corp. ................................................Computer Software
Mannesmann AG .........................................................Machinery
Tyco International Ltd. ...........................................Miscellaneous
Cisco Systems, Inc. ...........................................Computer Hardware
Citigroup, Inc. ..............................................Financial Services


DISTRIBUTION OF EQUITY ASSETS BY REGION, AS OF 12/31/99

United States .............................................................42.9%
Other European Countries ..................................................19.6%
Japan .....................................................................17.9%
United Kingdom ............................................................11.6%
Southeast Asia .............................................................3.7%
Bermuda ....................................................................2.5%
Korea ......................................................................0.7%
Other ......................................................................1.1%
   Total .................................................................100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/99

                                   1             3             5             10           SINCE
                                  YEAR         YEARS         YEARS         YEARS         INCEPT.
Portfolio Class IA Shares         38.53%        23.51%        20.74%        15.84%        14.46%*
Portfolio Class IB Shares         38.17         23.20         20.42         15.55         14.20**
MSCI World                        24.93         21.61         19.76         11.42         10.74
Lipper Global Average             44.18         22.67         19.42         11.73         10.55

*   Since inception as of August 27, 1987
** Investment operations commenced with respect to Class IB shares on October 2, 1996. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested Ten Years Ago on December 31, 1989)


                           ALLIANCE GLOBAL PORTFOLIO


                               [GRAPHIC OMITTED]



     Portfolio Class IA Shares ($43,501)
     Portfolio Class IB Shares ($42,415)
     MSCI World ($29,498)

     89          $10,000          $10,000          $10,000
     90          $ 9,393          $ 9,371          $ 8,298
     91          $12,257          $12,200          $ 9,815
     92          $12,197          $12,111          $ 9,302
     93          $16,112          $15,958          $11,396
     94          $16,955          $16,753          $11,974
     95          $20,145          $19,861          $14,455
     96          $23,090          $22,679          $16,404
     97          $25,783          $25,263          $18,989
     98          $31,403          $30,695          $23,611
     99          $43,501          $42,415          $29,498

ALLIANCE GROWTH AND INCOME PORTFOLIO


For the 12 months ending December 31, 1999, the Alliance Growth & Income Portfolio (the "PORTFOLIO") Class IA shares returned 18.66% versus its benchmark (75% S&P 500 Index and 25% Value Line Convertible Index), which returned 20.71% over the same period.

1999 marked the second year in a row of the extreme outperformance of richly valued growth stocks to the detriment of value stocks, whose prices are lower relative to their earnings and book values. While the S&P 500 appreciated 21.0% for the 1999 calendar year, the growth half of the market, as represented by the S&P/BARRA Growth Index, increased 28.2%, but the value half of the market, as represented by the S&P/Value Index, increased only 12.7%. Within the growth category, the only significant sector to lead the market was technology, with the CS First Boston Technology Index rising 134.7% for the year and the Pacific Stock Exchange High Technology Index up 116.4%.

Looking forward, we suspect that the recent increase in market volatility will continue in 2000 and we question the ability of technology stocks to sustain their run of outperformance. We continue to maintain a well-diversified portfolio and rely on our research staff to drive investment ideas on a stock-by-stock basis.


PAUL RISSMAN AND W. THEODORE KUCK, PORTFOLIO MANAGERS


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to provide a high total return through a combination of current income and capital appreciation by investing primarily in income-producing common stocks and securities convertible into common stocks.


PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets .....................................................$1,503.3 MILLION
Number of Issues ............................................................130


LARGEST EQUITY HOLDINGS, AS OF 12/31/99

Tyco International Ltd. ...........................................Miscellaneous
Household International, Inc. ................................Financial Services
Kroger Co. ..........................................................Retail-Food
United Technologies Corp. .............................................Aerospace
First Data Corp. ..........................................Professional Services
Tenet Healthcare Corp. .............................Hospital Supplies & Services
Citigroup, Inc. ..............................................Financial Services
Bank of America Corp. .....................................................Banks
Pepsi Bottling Group, Inc. ............................................Beverages
Associates First Capital Corp. ...............................Financial Services


ASSET MIX DISTRIBUTION, AS OF 12/31/99

Domestic Common Stock ....................................................74.7 %
Preferred Stock ...........................................................3.8 %
Foreign Stock & ADRs ......................................................3.9 %
Corporate Bonds ..........................................................11.4 %
Short Term Debt Securities ................................................9.4 %
Other Assets & Liabilities ...............................................(3.2)%
   Total ................................................................100.0 %


ANNUALIZED TOTAL RETURNS AS OF 12/31/99


                                          1             3             5            SINCE
                                         YEAR         YEARS         YEARS         INCEPT.
Portfolio Class IA Shares                18.66%        22.09%        22.08%        17.15%*
Portfolio Class IB Shares                18.37         21.80         21.79         16.87**
75% S&P 500/25% Value Line Conv.         20.71         23.10         25.01         18.77
Lipper Growth & Income Average           14.51         18.76         21.78         17.57

*   Since inception as of October 1, 1993
** Investment operations commenced with respect to Class IB shares on May 1, 1997. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested at Inception)


                      ALLIANCE GROWTH AND INCOME PORTFOLIO


                               [GRAPHIC OMITTED]


     Portfolio Class IA Shares ($26,892)
     Portfolio Class IB Shares ($26,449)
     75% S&P 500/25% Value Line Conv. ($31,242)

     10/1/1993   $10,000          $10,000          $10,000
     93          $ 9,975          $ 9,969          $10,230
     94          $ 9,917          $ 9,888          $10,234
     95          $12,305          $12,239          $13,806
     96          $14,777          $14,664          $16,748
     97          $18,751          $18,569          $21,692
     98          $22,663          $22,358          $25,881
     99          $26,892          $26,449          $31,242

ALLIANCE GROWTH INVESTORS PORTFOLIO


The dominant characteristics of the U.S. equity market over the last few years have been the concentrated performance in a small number of companies, resulting in a valuation gap between the leadership stocks and the rest of the market. Last year was a continuation of this trend, and led principally by the technology sector's link with the explosive usage of the Internet and the public's interest in new Internet companies.

In this environment, the Alliance Growth Investors Portfolio (the "PORTFOLIO") Class IA shares gained 26.58%, which compares very favorably with the 13.77% return produced by the Portfolio's benchmark, a blend of 70% S&P 500 and 30% Lehman Government/Corporate Bond Index. The Portfolio's outperformance was largely attributable to superior domestic stock selection and exposure to the international equity market.

An important driver of the performance of global capital markets has been the revolution in technology in the guise of the Internet. The major beneficiary of this trend has been the U.S. economy, as it is experiencing its longest period of expansion in history. At the same time, inflation has remained benign, notwithstanding the lowest unemployment rate in thirty years. Gains in productivity are at rates not seen in decades, and have persisted well into the economic expansion, producing record levels of corporate profitability.

In summary, faster economic growth of a non-inflationary nature accompanied by superior rates of profitability are a powerful set of fundamental conditions for equities. It is also quite likely that the risk premium demanded by investors to own equities has fallen. Global uncertainties that characterized most of the post-war period have diminished. Fiscal surpluses are now more of a reality with the collapse of the Soviet Union and the attendant reductions in expenditures on national defense.

We expect growth will moderate during the course of the year accompanied by a shift in the growth mix away from domestic demand toward more export growth in response to the incipient economic recoveries evident in Europe and Japan. The developing countries in Latin America and the Far East are rebounding strongly and the prospects for Russia and China appear to be improving. Equity returns over the medium term are not expected to match those of the last several years, because most of the positive fundamentals have been recognized and reflected in current valuation levels. Nonetheless, we do expect the health of the global economy will generate continued growth in earnings, and that equities will chalk up superior returns, even in the face of modest increases in interest rates when compared with other asset classes.


ROBERT G. HEISTERBERG, PORTFOLIO MANAGER


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk.


PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets .....................................................$2,698.6 MILLION
Number of Issues ............................................................324


LARGEST EQUITY HOLDINGS, AS OF 12/31/99

Global TeleSystems Group, Inc. ..............................Div. Telecom. Svcs.
Cisco Systems, Inc. ...........................................Computer Hardware
General Electric Co. .......................................Electrical Equipment
NTL, Inc. ...................................................Div. Telecom. Svcs.
Solectron Corp. .....................................................Electronics
Citigroup, Inc. ..............................................Financial Services
Millicom Int'l Cellular S.A. ............................Wireless Telecom. Svcs.
Royal Caribbean Cruises Ltd .....................................Leisure Related
Continental Airlines, Inc. .............................................Airlines
Dell Computer Corp. ............................................Office Equipment


ASSET MIX DISTRIBUTION, AS OF 12/31/99

Domestic Common Stock .....................................................48.7%
Preferred Stock ............................................................1.0%
Foreign Stock & ADRs ......................................................20.5%
U.S. Gov't Bonds ..........................................................13.0%
Foreign Government Securities ..............................................1.3%
Corporate Bonds ............................................................6.5%
Short Term Debt Securities .................................................8.7%
Other Assets & Liabilities .................................................0.3%
   Total .................................................................100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/99

                                    1             3             5             10           SINCE
                                   YEAR         YEARS         YEARS         YEARS         INCEPT.
Portfolio Class IA Shares          26.58%        20.79%        20.19%        17.08%        17.08%*
Portfolio Class IB Shares          26.27         20.49         19.86         16.78         16.78**
70% S&P 500/
  30% Lehman Gov't/Corp            13.77         20.90         22.15         15.13         15.15
Lipper Flex. Port. Average         12.07         15.17         17.11         12.94         13.06

*     Since inception as of October 2, 1989
** Investment operations commenced with respect to Class IB shares on October 2, 1996. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested Ten Years Ago on December 31, 1989)


                      ALLIANCE GROWTH INVESTORS PORTFOLIO


                               [GRAPHIC OMITTED]


     Portfolio Class IA Shares ($48,392)
     Portfolio Class IB Shares ($47,178)
     70% S&P 500/30% Lehman Gov't/Corp. ($40,928)

     89          $10,000          $10,000          $10,000
     90          $11,061          $11,036          $10,040
     91          $16,471          $16,394          $12,675
     92          $17,285          $17,163          $13,646
     93          $19,922          $19,736          $15,066
     94          $19,296          $19,071          $15,052
     95          $24,384          $24,047          $19,848
     96          $27,459          $26,973          $23,161
     97          $32,091          $31,441          $29,195
     98          $38,230          $37,360          $35,976
     99          $48,392          $47,178          $40,928

ALLIANCE HIGH YIELD PORTFOLIO


The high-yield sector is about to complete its second straight year of low single-digit returns. We attribute this relatively poor performance to the significant spread widening brought about by reduced liquidity following the global dislocation in 1998 (i.e. Asia, Russia, Brazil) and the persistently rising default experience in high yield. The default rate is about 6% and is dominated by a few large sectors such as energy, health care and mobile communications. We expect defaults to accelerate in 2000. Basic industries such as paper and metals/mining provided the best returns, while textile/apparel and health care reported double-digit negative returns.

For the 12 months ending December 31, 1999, the Alliance High Yield Portfolio (the "PORTFOLIO") Class IA shares returned --3.35%, underperforming the Merrill Lynch Master High Yield Index, which gained 1.57% over the same period. Our style of investing, which has emphasized higher-yielding single-B-rated securities, has negatively impacted performance. Supply and reduced liquidity have caused investors to focus on larger, more liquid issues. Many small- to medium-size companies that the Portfolio owns have been overlooked and are just beginning to again attract attention. New single-B issues have been priced to yield 2% to 4% more than mid-1998 levels, slowly re-pricing the secondary market. Negative credit events have also had a negative impact on the Portfolio. We have had a number of companies report "down" or "poor" operating results; the market's reaction has been devastating as sellers appear and no buyers surface, driving down security prices to default or near-default levels. On a market weight, defaults were 2.0% of the Portfolio at the close of the year. Our overweight position in telecommunications precluded us from taking advantage of some of the better performing sectors, such as paper, metals and mining. Although telecommunications performed well relative to the overall index, basic industries were the clear winners.

The underlying fundamentals of a growing economy, such as low inflation, and relatively low (though trending upwards) interest rates, remain supportive of high yield. Another strong year in the equity markets could engender some re-balancing of portfolios in 2000 toward fixed income, and high yield issues in particular, thereby improving demand. We expect that most of calendar year 2000 will consist of large, liquid deals, as smaller companies trying to tap the market have a more difficult time. Europe will also be a focal point in 2000 as the market's rapid growth continues. The entry of new investors and more cash are also favorable for demand.

WAYNE TAPPE, PORTFOLIO MANAGER

Since January 2000, Nelson Jantzen has been responsible for the day-to-day management of the Portfolio.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve a high return by maximizing current income and, to the extent consistent with that objective, capital appreciation.


PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets .......................................................$566.6 MILLION
Number of Issues ............................................................127
Average Maturity ........................................................8 YEARS


ASSET MIX DISTRIBUTION (BY QUALITY), AS OF 12/31/99

BBB ........................................................................2.0%
BB-B ......................................................................76.1%
CCC and below ..............................................................7.2%
Not Rated .................................................................14.7%


ASSET MIX DISTRIBUTION (BY ISSUER), AS OF 12/31/99

Domestic Common Stock ......................................................1.1%
Preferred Stock ............................................................2.7%
Corporate Bonds ...........................................................86.8%
Short Term Debt Securities .................................................6.6%
Other Assets & Liabilities .................................................2.8%
   Total .................................................................100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/99


                                    1              3            5            10           SINCE
                                   YEAR          YEARS        YEARS        YEARS         INCEPT.
Portfolio Class IA Shares          (3.35)%        2.79%        9.86%        10.23%        9.36%*
Portfolio Class IB Shares          (3.58)         2.54         9.58          9.96         9.09**
ML Master High Yield                1.57          5.91         9.61         10.79         9.99
Lipper High Yield Average           3.83          5.72         9.48         10.15         9.13

*     Since inception as of January 2, 1987
** Investment operations commenced with respect to Class IB shares on October 2, 1996. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested Ten Years Ago on December 31, 1989)


                         ALLIANCE HIGH YIELD PORTFOLIO


                               [GRAPHIC OMITTED]


     Portfolio Class IA Shares ($26,495)
     Portfolio Class IB Shares ($25,853)
     ML Master ($28,925)

     89          $10,000          $10,000          $10,000
     90          $ 9,889          $ 9,866          $ 9,564
     91          $12,310          $12,254          $13,310
     92          $13,825          $13,729          $15,632
     93          $17,026          $16,868          $18,241
     94          $16,553          $16,360          $18,053
     95          $19,850          $19,570          $21,746
     96          $24,393          $23,977          $24,197
     97          $28,902          $28,343          $27,407
     98          $27,415          $26,817          $28,216
     99          $26,495          $25,853          $28,925

ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

Overall, 1999 was a relatively poor year for the domestic U.S. fixed income market. Strong U.S. growth, rising inflation fears, and a string of interest rate hikes by the U.S. Federal Reserve took a predictable toll on bonds. The "structured" asset classes consisting of mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities, posted the best returns during the year. Mortgage-backed securities, as represented by the Lehman Brothers Mortgage-Backed Securities Index, led the group with a +1.86% return for 1999. Conversely, U.S. government bonds, as measured by the Lehman Brothers U.S. Government Bond Index, posted the worst returns during 1999, returning -2.2%. Investment-grade corporates as an asset class also posted an unusual loss of -1.96% for the year.

The Alliance Intermediate Government Securities Portfolio (the "PORTFOLIO") Class IA shares returned 0.02% for the year ending, December 31, 1999. The Portfolio underperformed its benchmark, the Lehman Brothers Intermediate Government Bond Index, which returned +0.49% as a result of our overweighting of non-Treasury securities during the summer when worries about Y2K and heavy bond issuance forced risk premiums wider. Interest rates rose steadily over the course of the year, causing mortgage-backed securities to lengthen as higher rates lessened homeowners' chances to refinance. Consequently, the Portfolio was forced to reduce its position in mortgage-backed securities while they were underperforming Treasuries.

Our near-term outlook for fixed-income markets assumes that the U.S. economy will stay relatively strong and that the global economy will continue to recover. Higher bond yields are cooling overheated U.S. domestic demand, and we believe further increases will help to restore a more balanced domestic/foreign mix over the next six-months. While the Federal Reserve left the Federal Funds Rate target (5.50%) and monetary policy bias (neutral) unchanged in December, we expect two more 25 basis point rate hikes by mid-2000. We expect mortgage securities to perform well as demand from banks, insurance companies and the government agencies meets a diminished supply of mortgage-backed securities.


JEFFREY S. PHLEGAR, PORTFOLIO MANAGER

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve high current income consistent with relative stability of principal through investment primarily in debt securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities.


PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets ..........................................$202.8 MILLION
Number of Issues ................................................35
Average Maturity .........................................7.5 YEARS


ASSET MIX DISTRIBUTION (BY ISSUER),
AS OF 12/31/99

U.S. Treasury Securities ......................................30.3 %
U.S. Gov't Agency Bonds .......................................29.6 %
Corporate Bonds ...............................................22.7 %
Short Term Debt Securities ....................................34.6 %
Other Assets & Liabilities ...................................(17.2)%
   Total .....................................................100.0 %


ANNUALIZED TOTAL RETURNS AS OF 12/31/99

                                        1            3            5           SINCE
                                      YEAR         YEARS        YEARS        INCEPT.
Portfolio Class IA Shares              0.02%        4.96%        6.34%        6.26%*
Portfolio Class IB Shares             (0.23)        4.66         6.06         6.00**
Lehman Int. Gov't Bond                 0.49         5.50         6.93         6.76
Lipper Gen. U.S. Gov't Average        (2.13)        5.07         6.94         6.84

*     Since inception as of April 1, 1991
** Investment operations commenced with respect to Class IB shares on May 1, 1997. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested at Inception)


             ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO


                               [GRAPHIC OMITTED]


     Portfolio Class IA Shares ($17,017)
     Portfolio Class IB Shares ($16,646)
     Lehman Int. Govt Bond ($17,737)

     4/1/1991    $10,000          $10,000          $10,000
     91          $11,207          $11,189          $11,163
     92          $11,835          $11,787          $11,937
     93          $13,087          $13,001          $12,912
     94          $12,514          $12,402          $12,686
     95          $14,182          $14,025          $14,515
     96          $14,718          $14,520          $15,104
     97          $15,791          $15,526          $16,271
     98          $17,014          $16,684          $17,651
     99          $17,017          $16,646          $17,737

ALLIANCE INTERNATIONAL PORTFOLIO


For the 12 months ending December 31, 1999, the Alliance International Portfolio (the "PORTFOLIO") Class IA shares gained 37.31%, outperforming the MSCI EAFE Index return of 26.96% for the same period. In the fourth quarter of 1999, global markets, as represented by the MSCI World Index, advanced 16.9%, their strongest quarter during the year. Additionally, the MSCI World Index finished up 1999 with a solid 24.9% gain.

The Portfolio outperformed the MSCI EAFE benchmark due to the Portfolio's overweight positions in the successful technology, telecommunications and media sectors. In Europe, the Portfolio's large positions in Nokia, Mannesmann and Orange boosted results. Despite higher valuations, the fundamentals of the mobile phone space continues to improve as subscriber penetration increases and the world of data brings new opportunities. United Pan European, the only pure cable play across Europe, contributed greatly to performance as the company succeeded in acquisitions and also found Liberty Media as an important new investor. On the negative side, U.K. bank stocks fell in a rising rate environment as did global insurance companies. European tobacco stocks also underperformed with pricing pressures and litigation concerns emerging for the first time in Europe.

Japan experienced one of the strongest markets in a decade as the government implemented proposals to prop up the weak economy and as companies announced an unprecedented number of restructurings. With recovering industries and technology on fire, defensive stocks such as pharmaceuticals, consumer staples and tobacco underperformed. In the Pacific ex-Japan area, the Portfolio remained underweight Australia and slightly overweight Asia ex-Japan for most of the year.

The Portfolio continues to hold large positions in the three areas of technology, telecommunications and media. The Portfolio has been broadened slightly over the last few months with increases in positions in a few European bank stocks and semi-cyclical names.


SANDRA L. YEAGER, PORTFOLIO MANAGER


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies with prospects for growth.


PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets .......................................................$287.5 MILLION
Number of Issues .............................................................59


LARGEST EQUITY HOLDINGS, AS OF 12/31/99

United Pan-Europe Com. N.V. .............................Print, Publish, Bdcstg.
Mannesmann AG .........................................................Machinery
Nokia OYJ ....................................................Telecommunications
NTT Mobile Communications Network, Inc. ................................Telecom.
British Sky Broadcasting plc ............................Print, Publish, Bdcstg.
Softbank Corp. ................................................Computer Software
Tokyo Electron Ltd. .................................................Electronics
Equant NV ....................................................Telecommunications
Standard Chartered plc ....................................................Banks
Next plc .........................................................Retail-General


DISTRIBUTION OF EQUITY ASSETS BY REGION, AS OF 12/31/99

Other European Countries ..................................................29.5%
Japan .....................................................................29.2%
United Kingdom ............................................................25.6%
Southeast Asia .............................................................6.8%
Scandinavia ................................................................5.8%
Other ......................................................................3.1%
   Total .................................................................100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/99

                                      1             3            SINCE
                                     YEAR         YEARS         INCEPT.

Portfolio Class IA Shares            37.31%        13.76%        13.16%*
Portfolio Class IB Shares            36.90         13.46         12.83**
MSCI EAFE                            26.96         15.74         13.11
Lipper International Average         42.88         18.95         17.58


*     Since inception as of April 3, 1995
** Investment operations commenced with respect to Class IB shares on May 1, 1997. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested at Inception)


                        ALLIANCE INTERNATIONAL PORTFOLIO


                               [GRAPHIC OMITTED]


     Portfolio Class IA Shares ($17,993)
     Portfolio Class IB Shares ($17,698)
     MSCI EAFE ($18,348)

     4/3/1995    $10,000          $10,000          $10,000
     95          $11,129          $11,107          $11,158
     96          $12,221          $12,169          $11,833
     97          $11,857          $11,721          $12,043
     98          $13,110          $12,928          $14,452
     99          $17,993          $17,698          $18,348

ALLIANCE MONEY MARKET PORTFOLIO


For the 12 months ending December 31, 1999, the Alliance Money Market Portfolio (the "PORTFOLIO") Class IA shares returned 4.96% versus the 4.74% total return of the 3-Month Treasury Bill. In early 1999, the objectives of the Portfolio were to extend to the longer area of the short term curve (one year) and lock in yields at LIBOR-flat levels. In the second quarter, we shortened the Portfolio's average maturity in anticipation of some Federal Reserve tightening. By the middle of 1999, we took advantage of attractive spreads particularly on variable rate securities being aggressively offered in the third quarter. With an abundance of Treasury bills in the form of cash management bills expected to flood the market in the fourth quarter, the three-month Treasury bill index was the floating rate index of choice as we acquired approximately 30% of the overall Portfolio position at the peak of market spreads.

We headed into the fourth quarter with a more conservative approach than usual. Unlike previous years, we did not stockpile cash in late November and December for bargain hunting purposes, but rather held just enough money for liquidity in anticipation of a drop in issues as a result of Y2K fears. Early fourth quarter, cash was instead invested into February and March, where there was at least one 25-basis-point tightening priced into the curve.

All throughout this current U.S. economic expansion, the Federal Reserve has taken a "goldilocks" approach when establishing monetary policy. The "not too hot, not too cold" theory of monitoring growth has served well thus far, as the decade closed with one of the most prolonged periods of expansion ever known in this country's history. The question of when this economic boom leads to a more dramatic increase in the nation's measure of inflation remains a topic of much concern to the Federal Reserve.

When the Federal Open Market Committee convened for the final time in 1999, they issued a statement which hinted of further rate increases and indicated that at their next meeting, they would assess the possible need for adjustments in policy to reduce inflationary pressures. With the next policy meeting to be held in February, the Federal Reserve will be free from all the pre-Y2K market disruptions, which may have hindered policy direction in the final months of 1999. There should now be more focus on price data and accelerating trends, which threaten higher inflation. Critical releases of fourth quarter employment costs and the initial estimate of fourth quarter GDP (gross domestic product) growth are due in late January, leaving little time for market analysts to decipher direction and degree before the February meeting.


RAYMOND J. PAPERA, PORTFOLIO MANAGER


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.


PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets .....................................................$1,443.7 MILLION
Number of Issues .............................................................67


ASSET MIX DISTRIBUTION (BY ISSUER), AS OF 12/31/99

Time Deposits ..............................................................0.1%
U.S. Government Agency ....................................................11.8%
Bank Notes .................................................................0.7%
Variable Rate Securities ..................................................21.7%
Certificates of Deposit ...................................................19.0%
Commercial Paper ..........................................................45.5%
Other Assets & Liabilities .................................................1.2%
   Total .................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/99



                                   1            3            5           10           SINCE
                                 YEAR         YEARS        YEARS        YEARS        INCEPT.
Portfolio Class IA Shares         4.96%        5.24%        5.36%        5.16%        6.95%*
Portfolio Class IB Shares         4.71         4.98         5.10         4.92         6.70**
3 Month T-Bill                    4.74         5.01         5.20         5.06         6.65
Lipper Money Mkt. Average         4.75         5.03         5.13         4.87         6.86

*     Since inception as of July 13, 1981
** Investment operations commenced with respect to Class IB shares on October 2, 1996. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested Ten Years Ago on December 31, 1989)


                        ALLIANCE MONEY MARKET PORTFOLIO


                               [GRAPHIC OMITTED]


     Portfolio Class IA Shares ($16,545)
     Portfolio Class IB Shares ($16,160)
     3-Month T-Bill ($16,383)

     89          $10,000          $10,000          $10,000
     90          $10,823          $10,798          $10,792
     91          $11,492          $11,439          $11,413
     92          $11,898          $11,818          $11,826
     93          $12,252          $12,146          $12,192
     94          $12,744          $12,605          $12,709
     95          $13,476          $13,294          $13,440
     96          $14,195          $13,965          $14,146
     97          $14,964          $14,687          $14,889
     98          $15,763          $15,433          $15,642
     99          $16,545          $16,160          $16,383

EQ/ALLIANCE PREMIER GROWTH PORTFOLIO


Since its inception on April 30, 1999, the EQ/Alliance Premier Growth Portfolio (the "PORTFOLIO") Class IB shares produced a total return of 18.97%, which compares to the 10.99% total return of the S&P 500 Index. The Portfolio outperformed the overall market due to excellent stock selection across several industry groups. Technology, communication services and media stocks were among the best performers during 1999. The continued revolution in information technology, propelled by the Internet and the proliferation of wireless technologies, has fueled robust growth for these companies. Retail stocks generally posted solid returns for the year. Several cyclical stocks, particularly paper and non-ferrous metals companies, realized strong gains during 1999. Cyclical stocks rallied due to the expectation that a recovery in the troubled Asian economies and accelerating global economic growth will lead to increased demand for basic materials and commodities in 2000.

Financial and pharmaceutical stocks generally lagged the overall market. Investors worried that if the Federal Reserve continues to increase interest rates to slow the economy and forestall higher inflation, the earnings of financial companies would be adversely affected. Pharmaceutical stocks suffered losses in 1999 due to investors' concerns about decelerating earnings growth, the relative sparseness of new product launches in 2000-2001, and the potential reform of Medicare.

Years of restructuring and capital investment, including massive investments in information technology systems, have positioned U.S. companies to be highly efficient in manufacturing, distribution and demonstrating technological leadership. As long as inflation is benign, the risk of significantly rising interest rates is low. We expect world economic growth to accelerate in 2000, particularly in Europe and Asia, where similar technological advances and global competition should keep inflation contained. We continue to view the U.S. equity market as one of the most attractive investment alternatives. Furthermore, the industry-dominant, high growth companies in the Portfolio remain particularly attractive. On average, these companies are expected to generate 20% earnings growth and are characterized by world-class leadership in technology, excellent corporate balance sheets, and global brand name recognition.

The Portfolio remains broadly diversified, balancing our positive view of the fundamentals with a caution on the valuations, especially for the same narrow list of technology and high multiple stocks that investors have continued to favor. Technology, communication services, financials, retail and pharmaceuticals continue to be the areas of emphasis. We look forward to the year 2000 with an enormous sense of excitement regarding the technological changes around us. We are eager to face the challenge of trying to keep the Portfolio optimally structured for success based on the marriage of our fundamental analysis and price considerations.


ALFRED HARRISON, PORTFOLIO MANAGER


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve long-term growth of capital by primarily investing in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged, by the Adviser, likely to achieve superior earnings growth.


PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets .......................................................$480.2 MILLION
Number of Issues .............................................................69


LARGEST EQUITY HOLDINGS, AS OF 12/31/99


Nokia OYJ ...................................................Wireless Tel. Svcs.
Dell Computer Corp. ............................................Office Equipment
Tyco International Ltd. ...........................................Miscellaneous
Cisco Systems, Inc. ...........................................Computer Hardware
Morgan Stanley Dean Witter & Co. .............................Financial Services
Intel Corp. .........................................................Electronics
Sprint Corp. ................................................Utility - Telephone
Warner-Lambert Co. ........................................................Drugs
Home Depot, Inc. ...............................................Retail - General
MediaOne Group, Inc. .........................Printing, Publishing, Broadcasting


ASSET MIX DISTRIBUTION, AS OF 12/31/99

Domestic Common Stock .....................................................88.2%
Foreign Stock & ADRs .......................................................6.4%
Short Term Debt Securities .................................................4.2%
Other Assets & Liabilities .................................................1.2%
   Total .................................................................100.0%


CUMULATIVE TOTAL RETURNS AS OF 12/31/99

                                 SINCE
                                INCEPT.*

Portfolio Class IB Shares         18.97%
Portfolio Class IA Shares         19.14
S&P 500                           10.99
Lipper Growth Average             21.65


*  Since inception as of April 30, 1999


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested at Inception)


                      EQ/ALLIANCE PREMIER GROWTH PORTFOLIO


                               [GRAPHIC OMITTED]


     Portfolio Class IB Shares ($11,897)
     S&P 500 ($11,099)

     4/30/1999   $10,000          $10,000
     99          $11,897          $11,099

ALLIANCE QUALITY BOND PORTFOLIO


The 1999 year was a poor one for the domestic U.S. fixed-income market. Strong U.S. economic growth, rising inflation fears and a string of interest rate hikes by the U.S. Federal Reserve took a predictable toll on bonds. The "structured" classes consisting of mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities posted the best returns during the year. Within the Lehman Brothers Aggregate Bond Index, mortgage-backed securities led the group with a +1.86% return for 1999. Conversely, U.S. government bonds, as represented by the Lehman brothers U.S. Government Index, posted the worst returns during 1999, falling 2.2%. Investment-grade corporates as an asset class also posted a loss of -1.96% for the year.

The Alliance Quality Bond Portfolio (the "PORTFOLIO") Class IA shares declined 2.00% for the year ended December 31, 1999, and underperformed its unmanaged benchmark, the Lehman Brothers Aggregate Bond Index, which declined by 0.82% over the same period. Security selection within the corporate sector was the main cause of the Portfolio's underperformance. Early in the year, our holdings were too defensive. Later in the year, negative earnings surprises for companies such as Raytheon and Saks adversely affected specific corporate holdings. Our overweighting in mortgage securities for most of the year contributed positively to performance for the period.

With economic growth strong and temporary upward pressure on inflation, we expect tighter monetary policy in the U.S. during the first half of the year. Long-term interest rates will trend up modestly from current levels in this environment. After widening dramatically during the third quarter of 1999, yield premiums in non-Treasury sectors have narrowed, although not to the levels seen in mid-1997. We expect these premiums to narrow somewhat from current levels, but not to return to the previous tight levels of 1997. Corporate security selection will become increasingly important.

In the Portfolio, duration will remain moderately barbelled. From a fundamental perspective, we prefer mortgage-backed securities to investment-grade corporates and will maintain the current yield orientation by remaining overweighted, in both dollar terms and duration terms, in liquid mortgage-backed securities, where prepayment risk is currently minimal. We will continue to trim our exposure to investment-grade corporates to diversify our holdings among the different corporate subsectors. The relatively flat credit curve will provide an opportunity to diversify along the corporate maturity spectrum.


MATHEW BLOOM, PORTFOLIO MANAGER


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve high current income consistent with preservation of capital by investing primarily in investment grade fixed income securities.


PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets .................................$331.0 MILLION
Number of Issues .......................................54
Average Maturity .................................17 YEARS


ASSET MIX DISTRIBUTION, AS OF 12/31/99

U.S. Treasury Securities ............................32.8%
U.S Gov't Agency Bonds ..............................40.1%
Corporate Bonds .....................................25.8%
Short Term Debt Securities ...........................0.1%
Other Assets & Liabilities ...........................1.2%
   Total ...........................................100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/99

                                           1              3            5           SINCE
                                          YEAR          YEARS        YEARS        INCEPT.
Portfolio Class IA Shares                 (2.00)%        5.15%        7.47%        4.96%*
Portfolio Class IB Shares                 (2.25)         4.79         7.15         4.66**
Lehman Aggregate Bond                     (0.82)         5.73         7.73         5.64
Lipper Corp. Debt BBB Rated Avg.          (1.62)         5.15         7.83         5.32

*    Since inception as of October 1, 1993
** Investment operations commenced with respect to Class IB shares on July 8, 1998. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested at Inception)


                        ALLIANCE QUALITY BOND PORTFOLIO


                               [GRAPHIC OMITTED]


     Portfolio Class IA Shares ($13,534)
     Portfolio Class IB Shares ($13,293)
     Lehman Aggregate Bond ($14,057)

     10/1/1993   $10,000          $10,000          $10,000
     93          $ 9,949          $ 9,943          $ 9,978
     94          $ 9,442          $ 9,414          $ 9,687
     95          $11,050          $10,990          $11,476
     96          $11,642          $11,553          $11,893
     97          $12,706          $12,581          $13,041
     98          $13,810          $13,600          $14,174
     99          $13,534          $13,293          $14,057

ALLIANCE SMALL CAP GROWTH PORTFOLIO


The Alliance Small Cap Growth Portfolio (the "PORTFOLIO") Class IA shares gained 27.75% for the 12 months ended December 31, 1999, compared with the total return of 43.09% for the Russell 2000 Growth Index. Small caps had a particularly strong year in 1999, outperforming the large-cap S&P 500 Stock Index. The Portfolio's underperformance relative to its benchmark was largely attributable to a restructuring of the Portfolio, which commenced in January of 1999 and lasted through mid-February of 1999. Since the completion of the Portfolio's restructuring, the Portfolio has performed in-line with the benchmark, advancing 28.54% for the six months ended December 31, 1999, compared with the benchmark's return of 26.83% for the same period.

In the fourth quarter of 1999, both the technology and health care sectors drove performance. Additionally, positive events in the area of biotechnology caused this sector to have terrific gains over this time period. In our Portfolio, biotech stocks provided strong gains, while software stocks also added strength. As businesses continue to grow the size and complexity of their networks, software demands have increased dramatically. In our view, small-cap stocks continue to be quite attractive. The valuation of the Portfolio remains very attractive with a price-to-earnings multiple of just 29 times estimated 2000 earnings. We continue to be able to identify many fast-growing, small companies at very reasonable valuations.

In 1999, the Russell 2000 performance was driven almost exclusively by technology, telecommunications and "dot.com" stocks. The fascination in the investment community with everything related to the Internet has driven valuations of technology stocks to historic levels. While technology stocks will always be important to small-cap growth investing, we are currently cautious on the group because of the lofty valuations.

As we entered the new year, we have taken a cautious approach to technology due to the extended valuations. We continue to emphasize the health care sector, particularly the biotech companies.

Historically, small-cap stocks have provided a great opportunity to invest early in small, fast-growing companies that have the opportunity to become leaders in their industries. The continued favorable economic environment keeps us encouraged that this remains true today. This, combined with reasonable valuations in the small cap universe, should help to provide strong returns for small-cap investing in the future.


MARK J. CUNNEEN, PORTFOLIO MANAGER


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve long-term growth of capital.


PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets .......................................................$403.3 MILLION
Number of Issues ............................................................125


LARGEST EQUITY HOLDINGS, AS OF 12/31/99

Business Objects S.A. .........................................Computer Software
Visual Networks, Inc. .....................................Professional Services
ISS Group, Inc. ...............................................Computer Software
CDW Computer Centers, Inc. ..................................Office Equip. Svcs.
Reinsurance Group of America, Inc. ....................................Insurance
Iron Mountain, Inc. ..........................................Trucking, Shipping
Insight Enterprises, Inc. .......................Household Furniture & Appliance
Expeditors Int'l of Washington, Inc. .........................Trucking, Shipping
Aspect Development, Inc. ......................................Computer Software
BJ's Wholesale Club, Inc. ...........................................Retail-Food


ASSET MIX DISTRIBUTION, AS OF 12/31/99

Domestic Common Stock .....................................................95.8%
Foreign Stock & ADRs .......................................................3.8%
Short Term Debt Securities .................................................9.3%
Other Assets & Liabilities ...............................................(8.9)%
   Total .................................................................100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/99

                                   1           SINCE
                                  YEAR        INCEPT.*

Portfolio Class IA Shares         27.75%        17.83%
Portfolio Class IB Shares         27.46         17.60
Russell 2000 Growth               43.09         25.88
Lipper Small Cap Average          38.28         19.36


*  Since inception as of May 1, 1997


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested at Inception)


                      ALLIANCE SMALL CAP GROWTH PORTFOLIO


                               [GRAPHIC OMITTED]


Portfolio Class IA Shares ($15,499)
Portfolio Class IB Shares ($15,416)
Russel 2000 Growth ($18,295)

5/1/1997    $10,000          $10,000          $10,000
97          $12,674          $12,657          $12,630
98          $12,132          $12,095          $12,786
99          $15,499          $15,416          $18,295

BT EQUITY 500 INDEX PORTFOLIO

For the 12 months ending December 31, 1999, the BT Equity 500 Index Portfolio (the "PORTFOLIO") returned 20.30% versus the 21.03% total return of the S&P 500 Index. The objective of the Portfolio is to match, as closely as possible (before deduction of Portfolio expenses) the total return of the S&P 500 Index. The S&P 500 Index is not subject to any fees and expenses that are associated with a managed portfolio such as the BT Equity 500 Index.

The strongest performing sectors for the year included technology (up 75.13%), capital goods (up 28.91%) and basic materials (up 26.37%). The worst performing sectors included health care (down -8.24%), utilities (down -8.88%) and transportation (down -9.68%). During 1999, the best performing stocks in the S&P 500 Index included Qualcomm Inc., Sprint Corp (PCS) and Nextel Communications Inc-A. The worst performers included Mckesson HBOC, Rite Aid Corp. and Service Corp International. In general, large growth stocks outperformed large value stocks for the quarter and the year.

We believe that the economy's ability to grow quickly (and generate strong profits) without inflation, has been the driving force behind the bull market in recent years. Looking ahead, we expect economic fundamentals to be much less supportive of equities in the next year or two, and we expect to see the following trends: a gradual slowdown in economic growth; a modest pickup in inflation; and, a pressure on profit margins from rising labor costs and higher interest rates. We don't see a sharp correction in equities, however, because we expect a reasonable "soft landing" for the economy. We also see the economy retaining many of its structural improvements (e.g., faster productivity growth and less volatile economic cycles).


PORTFOLIO MANAGEMENT TEAM

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the S&P 500 Index.


PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets .......................................................$683.5 MILLION
Number of Issues ............................................................506


LARGEST EQUITY HOLDINGS, AS OF 12/31/99

Microsoft Corp. ...............................................Computer Software
General Electric Co. .......................................Electrical Equipment
Cisco Systems, Inc. ...........................................Computer Hardware
Wal-Mart Stores, Inc. ............................................Retail-General
Exxon Mobil Corp. ..................................................Oil-Domestic
Intel Corp. .........................................................Electronics
Lucent Technologies, Inc. ...................................Div. Telecom. Svcs.
IBM Corp. ......................................................Office Equipment
Citigroup, Inc. ..............................................Financial Services
America Online, Inc. ..........................................Computer Software


ASSET MIX DISTRIBUTION, AS OF 12/31/99

Domestic Common Stock .....................................................98.3%
Short Term Debt Securities .................................................1.3%
Other Assets & Liabilities .................................................0.4%
   Total .................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/99

                                                   SINCE
                                    1 YEAR        INCEPT.

Portfolio Class IB Shares            20.30%         22.66%*
S&P 500                              21.03          24.76
Lipper S&P 500 Index Average         20.48          24.33

*  Since inception as of December 31, 1997

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested at Inception)

                          BT EQUITY 500 INDEX PORTFOLIO

                               [GRAPHIC OMITTED]

     Portfolio Class IB Shares ($15,054)
     S&P 500 ($15,562)

     12/31/1997  $10,000          $10,000
     98          $12,514          $12,858
     99          $15,054          $15,562

BT INTERNATIONAL EQUITY INDEX PORTFOLIO

For the 12 months ending December 31, 1999, the BT International Equity Index Portfolio (the "PORTFOLIO") Class IB shares returned 27.50% versus the 26.96% total return of the MSCI Index. The objective of the Portfolio is to match, as closely as possible (before deduction of Portfolio expenses) the performance of the Morgan Stanley Capital international (MSCI) EAFE Index which emphasizes stocks of companies in major markets in Europe, Australia and the Far East. The MSCI EAFE Index is not subject to any fees and expenses that are associated with a managed portfolio such as the BT International Equity Index.

At the beginning of the year, investors were still reeling from the effects of the Russian devaluation, ongoing difficulties in Asia and the seemingly imminent Brazilian devaluation, which were having subsequent effects on larger markets worldwide. Concerns at that time were centered on the possibility of a deflationary spiral prompted by a combination of faltering business and consumer confidence, higher interest rates and turbulence in world markets. However, during the year, a series of more positive data helped underpin the view, that global economic growth was not only positive but strengthening. A rise in interest rates resulted, despite a benign inflationary environment, and, while headline inflation rose in response to the increase in the oil price, core inflation remained subdued. Global stock markets seemed to take this in stride. Asian markets produced stunning returns from depressed levels. European markets, which had been decidedly mixed earlier in the year, recorded exceptional gains in the second half of the year, driven by increasing signs of economic recovery as well as a secular rise in telecommunications, media and technology companies. Indeed, many European markets finished the year near or at their all time highs. Japan's performance by the end of the year was aided considerably by a strengthening Yen.


PORTFOLIO MANAGEMENT TEAM


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the MSCI EAFE Index.


PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets ........................................................$98.2 MILLION
Number of Issues ............................................................670


LARGEST EQUITY HOLDINGS, AS OF 12/31/99

Nokia OYJ ....................................................Telecommunications
Nippon Telegraph & Telephone ................................Utility - Telephone
Deutsche Telekom AG .........................................Utility - Telephone
BP Amoco plc ................................................Oil - International
Toyota Motor Corp. ...............................................Autos & Trucks
British Telecom plc ..........................................Telecommunications
Vodafone AirTouch plc ........................................Telecommunications
France Telekom S.A. ..........................................Telecommunications
Royal Dutch Petroleum Co. ...................................Oil - International
Ericsson AB ..................................................Telecommunications


DISTRIBUTION OF EQUITY ASSETS BY REGION,
AS OF 12/31/99

Other European Countries ..................................................36.4%
Japan .....................................................................24.3%
United Kingdom ............................................................17.1%
Other .....................................................................10.8%
Scandinavia ................................................................6.1%
Southeast Asia .............................................................3.0%
Australia and New Zealand ..................................................2.3%
   Total .................................................................100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/99


                                                 SINCE        SINCE
                                    1 YEAR      INCEPT.*     INCEPT.**

Portfolio Class IB Shares            27.50%       23.69%         NA
Portfolio Class IA Shares            27.75         N/A         28.17%
MSCI EAFE                            26.96        23.43        29.29
Lipper International Average         42.88        26.99        43.80


*    Since inception as of December 31, 1997
** Investment operations commenced with respect to Class IA Shares on November 24, 1998


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested at Inception)


                     BT INTERNATIONAL EQUITY INDEX PORTFOLIO


                               [GRAPHIC OMITTED]


     Portfolio Class IB Shares ($15,309)
     MSCI EAFE ($15,235)

     12/31/1997  $10,000          $10,000
     98          $12,007          $12,000
     99          $15,309          $15,235

BT SMALL COMPANY INDEX PORTFOLIO

For the 12 months ending December 31, 1999, the BT Small Company Index Portfolio (the "PORTFOLIO") returned 20.68% versus the 21.26% total return of the Russell 2000 Index. The objective of the Portfolio is to match, as closely as possible (before deduction of Portfolio expenses) the total return of the Russell 2000 Index. The Russell 2000 Index is not subject to any fees and expenses that are associated with a managed portfolio such as the BT Small Company Index.

Small growth stocks led the Russell 2000 Index to positive double digit returns for the quarter, and notably, outperformed the S&P 500 and Russell 1000 indices for the year. This year's better performing stocks in the Russell 2000 Index included Clarify Inc., Proxim Inc and Idec Pharmaceuticals Corp. Small growth stocks, as represented by the Russell 2000 Growth index, lead by technology and Internet-related stocks, outperformed small value stocks by more than 30% for the quarter and more than 40% for the year. Growth-oriented stocks represented approximately 74% of the index. Stronger performing sectors for the year included technology (up 101.32%), utilities (up 40.90%) and producer durables (up 36.77%). Weaker performing sectors included auto and transportation (down 5.41%), financial services (down 5.87%) and consumer staples (down 20.80%).

We believe that the economy's ability to grow quickly (and generate strong profits) without inflation, has been the driving force behind the bull market in recent years. Looking ahead, we expect economic fundamentals to be much less supportive of equities in the next year or two, and we expect to see the following trends: a gradual slowdown in economic growth; a modest pickup in inflation; and, a pressure on profit margins from rising labor costs and higher interest rates.We don't see a sharp correction in equities, however, because we expect a reasonable "soft landing" for the economy. We also see the economy retaining many of its structural improvements (e.g., faster productivity growth and less volatile economic cycles).

PORTFOLIO MANAGEMENT TEAM

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000 Index.

PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets ..................................................$59.9 MILLION
Number of Issues .....................................................1756

LARGEST EQUITY HOLDINGS, AS OF 12/31/99

BroadVision, Inc. ...............................Office Equipment Services
MicroStrategy, Inc. .....................................Computer Software
VerticalNet, Inc. .......................................Computer Software
Millennium Pharmaceuticals, Inc. ....................................Drugs
InterDigital Communications Corp. .....................Div. Telecom. Svcs.
Lam Research Corp. ...................................Electrical Equipment
Mercury Interactive Corp. ...............................Computer Software
IDEC Pharmaceuticals Corp. ..........................................Drugs
PE Corp. - Celera Genomics Group ...................Hospital Supp. & Svcs.
Omnipoint Corp. .......................................Wireless Tel. Svcs.

ASSET MIX DISTRIBUTION, AS OF 12/31/99

Domestic Common Stock ...............................................96.6%
Foreign Stock & ADRs .................................................0.2%
Short Term Debt Securities ...........................................3.0%
Other Assets & Liabilities ...........................................0.2%
   Total ...........................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/99

                                                SINCE
                                 1 YEAR        INCEPT.

Portfolio Class IB Shares         20.68%        8.59%*
Russell 2000                      21.26         8.70
Lipper Small Cap Average          38.28        16.89

*  Since inception as of December 31, 1997

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested at Inception)

                        BT SMALL COMPANY INDEX PORTFOLIO

                               [GRAPHIC OMITTED]

     Portfolio Class IB Shares ($11,794)
     Russell 2000 ($11,818)

     12/31/1997  $10,000          $10,000
     98          $ 9,773          $ 9,746
     99          $11,794          $11,818

CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

Since its inception on August 30, 1999, the Calvert Socially Responsible Portfolio (the "PORTFOLIO") produced a total return of 8.09%, which compares to the 11.72% total return of the S&P 500 Index. Worth noting is that during the fourth quarter in particular, the top 5% of the companies, ranked by market capitalization, in the S&P 500 accounted for 69% of that index's performance, and if these companies were excluded, the index would have increased by only 6.5%. In our view, the narrow group of companies fueling market performance are excessively valued, and therefore, not investment candidates within our GARP (growth at a reasonable price) investment style.

Notwithstanding the market-related factors contributing to our relative underperformance, there was one stock, Dollar General, that declined 26.3% in the fourth quarter, also detracting from performance. While we believe that Dollar General's fundamentals are still very much in tact, we will no longer maintain our investment position.

On a more positive note, there were several stocks that made significant contributions to performance in the fourth quarter: Compuware (up 42.9%); EMC Corp. (up 53.1%); Home Depot (up 50.3%); Parametric (up 100.5%); Sterling Commerce (up 83.2%); and Sterling Software (up 57.5%).

Our investment process identifies companies that we believe have sustainable growth. Our valuation methodology takes into account the interest rate environment and company-specific risk premiums. We believe that the investment style should work in most or virtually all market environments. What our style can't deal with effectively in terms of relative performance, is when the market is being driven by companies that are excessively valued (our opinion), or with manias or excessive speculation. We believe that both of these phenomena will pass.

EDDIE BROWN, PORTFOLIO MANAGER

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks long-term capital appreciation

PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets .........................................................$2.6 MILLION
Number of Issues .............................................................40

LARGEST EQUITY HOLDINGS, AS OF 12/31/99

IBM Corp. ......................................................Office Equipment
Microsoft Corp. ...............................................Computer Software
BMC Software, Inc. ............................................Computer Software
SLM Holding Corp. ............................................Financial Services
Tellabs, Inc. ...............................................Div. Telecom. Svcs.
Paychex, Inc. ................................................Financial Services
MCI WorldCom, Inc. ............................................Utility-Telephone
Chase Manhattan Corp. .....................................................Banks
Cardinal Health, Inc. ..............................Hospital Supplies & Services
Illinois Tool Works, Inc. .............................................Machinery

ASSET MIX DISTRIBUTION, AS OF 12/31/99

Domestic Common Stock .....................................................98.1%
Short Term Debt Securities .................................................2.8%
Other Assets & Liabilities ...............................................(0.9)%
   Total .................................................................100.0%

CUMULATIVE TOTAL RETURNS AS OF 12/31/99

                                  SINCE
                                 INCEPT.

Portfolio Class IB Shares         8.09%*
S&P 500                          11.72
Lipper Growth Average            20.88

*  Since inception as of August 30, 1999

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested at Inception)

                     CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

                               [GRAPHIC OMITTED]

     Portfolio Class IB Shares ($10,809)
     S&P 500 ($11,172)

     8/30/1999   $10,000          $10,000
     99          $10,809          $11,172

CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO


Since its inception on April 30, 1999, the Capital Guardian International Portfolio (the "PORTFOLIO") produced a total return of 41.00%, which compares to the 20.35% total return of the MSCI EAFE Index. Continuing signs of a synchronized global economic recovery helped non-U.S. equities continue their quick ascent in the fourth quarter, with many markets reporting gains of over 20%.

Growth in Europe continues to improve on the heels of strong growth elsewhere: in the U.S., where the economy shows no signs of slowing; in Latin America, where Mexico has been especially strong and the Brazilian economy has been more resilient than expected; and in Asia, where we have seen positive political changes in Indonesia and important restructuring in the banking sector in Thailand and Korea. In Japan, good returns from equities have been well received, and while the economic recovery has been hard to pinpoint, investors seem comfortable that the economy is no longer in a downward spiral.

At the heart of the global recovery has been the continuation of a capital-spending boom, particularly in technology. This trend has been resilient to the rise in interest rates, which has not been steep enough to slow demand. The power of this cycle has caused faster-growth companies to be significantly re-rated compared to slower-growth companies, even though slower growth may be very sustainable.

The very strong relative and absolute performance from the portfolios we manage is virtually all due to stock selection. We have significantly benefited from our holdings in capital equipment and services stocks, which include companies that provide technology, electronics and electrical equipment, telecommunications services and equipment, and semiconductor-related companies. These areas have participated in a strong recovery cycle that has been immune from the impact of rising interest rates because of strong demand. Our exposure to cyclical and commodity-related stocks has also helped performance, as prices for energy, pulp, metals, and other commodities have been rising. We have been underweight in the more stable growth stocks and utilities, which have done poorly this year and are more likely to outperform in a slower-growth environment.

Looking ahead, we expect the capital spending cycle to endure, and we expect commodity prices to sustain their upward trend. However, we are aware of the potential for rapid shifts in market preference, and we need to closely monitor the demand side of the technology trend. The weakness of the euro will continue to be a good deal for competitiveness and translation of earnings over the next several years for European-based companies. In Japan we are encouraged by recent positive changes, reminiscent of changes that took place in Europe just five years ago.


PORTFOLIO MANAGEMENT TEAM

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve long-term growth of capital by investing primarily in non-U.S. equity securities.


PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets ........................................................$52.0 MILLION
Number of Issues ............................................................183


LARGEST EQUITY HOLDINGS, AS OF 12/31/99

Mannesmann AG .........................................................Machinery
Sony Corp. ..........................................................Electronics
NTT Mobile Com. Network, Inc. ................................Telecommunications
Tokyo Electron Ltd. .................................................Electronics
Murata Manufacturing Co., Ltd. ......................................Electronics
Advantest Corp. ............................................Electrical Equipment
Nokia OYJ ....................................................Telecommunications
AstraZeneca plc ...........................................................Drugs


DISTRIBUTION OF EQUITY ASSETS BY REGION, AS OF 12/31/99

Other European Counrties ..................................................30.3%
Japan .....................................................................28.3%
United Kingdom ............................................................10.6%
Southeast Asia .............................................................5.6%
Scandinavia ................................................................5.4%
Canada .....................................................................3.4%
Australia and New Zealand ..................................................2.9%
Latin America ..............................................................2.3%
Africa & Middle East .......................................................0.5%
Other .....................................................................10.7%
   Total .................................................................100.0%


CUMULATIVE TOTAL RETURNS AS OF 12/31/99

                                     SINCE
                                    INCEPT.

Portfolio Class IB Shares            41.00%*
MSCI EAFE                            20.35
Lipper International Average         33.49


*  Since inception as of April 30, 1999


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested at Inception)


                    CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO


                               [GRAPHIC OMITTED]


     Portfolio Class IB Shares ($14,100)
     MSCI EAFE ($12,035)

     4/30/1999   $10,000          $10,000
     99          $14,100          $12,035

CAPITAL GUARDIAN RESEARCH PORTFOLIO


Since its inception on April 30, 1999, the Capital Guardian Research Portfolio (the "PORTFOLIO") produced a total return of 7.10%, which compares to the 10.99% total return of the S&P 500 Index over the same period. Technology and telecommunications stocks drove the major U.S. indices to new all-time highs at year-end. The U.S. market continued to be notable for the narrowness of its leadership. The S&P 500's overall return masked the fact that more of its constituents declined than advanced over the year.

The market's upward trend was also sustained by good economic news which at the same time increased the chances of the Federal Reserve's tightening early in 2000. Gross Domestic Product (GDP) growth for the third quarter was revised upward, and with consumer confidence and spending robust through the holiday season, fourth quarter growth seems likely to remain high. Although core consumer price inflation has risen from earlier estimates, it is still near the lowest level in decades.

Sprint Corporation is one of the Portfolio's largest holdings. Sprint is the third-largest long-distance service provider in the U.S., and also has local-service, equipment distribution, and directory publishing businesses as well as stakes in Internet-access provider Earthlink and Canadian long-distance provider Call-Net. MCI WorldCom and Sprint announced a merger in October, a deal that combines two good companies with complementary businesses into the best-positioned full-service telecommunications company, with the addition of Sprint's PCS wireless network filling a gap in WorldCom's offerings. One of the biggest contributors to performance was Nokia. As a long time stockholder, we recognized early on Nokia's potential in the booming wireless communications markets. Nokia has become a leading handset vendor and a strong player in the wireless infrastructure market.

Another strong performer, Applied Materials, is the world's number-one producer of semiconductor wafer fabrication equipment. The company specializes in a niche that not only has a high growth rate, but also high barriers to entry. One detractor in the fourth quarter was Guidant, one of the world's leading producers of medical equipment for the treatment of heart disease. The stock fell due to concerns surrounding a domestic pricing war and a possible decline in market share. We believe prices and market share will not drop substantially, and management will fuel growth by expanding into several new emerging product markets.

The largest 50 stocks in the S&P 500 index are selling at a relative P/E ratio of about 1.5 times the remaining 450, as high a premium as has existed in several decades. The disparity in valuations between that small group of very large stocks and the rest of the universe leads us to believe that the upside potential is limited for those stocks commanding a premium primarily for their large size. We believe there is more opportunity in those stocks outside the largest 50, where stock selection and research can add value.


PORTFOLIO MANAGEMENT TEAM


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve long-term growth of capital.


PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets ........................................................$33.9 MILLION
Number of Issues ............................................................112


LARGEST EQUITY HOLDINGS, AS OF 12/31/99


Pfizer, Inc. ..............................................................Drugs
AT&T Corp. ...................................Printing, Publishing, Broadcasting
Sprint Corp. ................................................Utility - Telephone
Medtronic, Inc. ....................................Hospital Supplies & Services
SLM Holding Corp. ............................................Financial Services
Guidant Corp. ......................................Hospital Supplies & Services
AstraZeneca Group plc .....................................................Drugs
Bank One Corp. ............................................................Banks
Viacom, Inc. .................................Printing, Publishing, Broadcasting
Clorox Co. ...................................................Soaps & Toiletries


ASSET MIX DISTRIBUTION, AS OF 12/31/99

Domestic Common Stock .....................................................89.4%
Foreign Stock & ADRs .......................................................7.7%
Short Term Debt Securities .................................................3.9%
Other Assets & Liabilities ...............................................(1.0)%
   Total .................................................................100.0%


CUMULATIVE TOTAL RETURNS AS OF 12/31/99

                                  SINCE
                                 INCEPT.

Portfolio Class IB Shares         7.10%*
S&P 500                          10.99
Lipper Growth Average            21.65


*  Since inception as of April 30, 1999


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested at Inception)


                       CAPITAL GUARDIAN RESEARCH PORTFOLIO


                               [GRAPHIC OMITTED]


     Portfolio Class IB Shares ($10,710)
     S&P 500 ($11,099)

     4/30/1999   $10,000          $10,000
     99          $10,710          $11,099

CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO


Since its inception on April 30, 1999, the Capital Guardian U.S. Equity Portfolio (the "PORTFOLIO") produced a total return of 3.76%, which compares to the 10.99% total return of the S&P 500 Index over the same period. Technology and telecommunications stocks drove the major U.S. indices to new all-time highs at year-end. The U.S. market continued to be notable for the narrowness of its leadership. The S&P 500's overall return masked the fact that more of its constituents declined than advanced over the year.

The market's upward trend was also sustained by good economic news which at the same time increased the chances of the Federal Reserve's tightening early in 2000. Gross Domestic Product (GDP) growth for the third quarter was revised upward, and with consumer confidence and spending robust through the holiday season, fourth quarter growth seems likely to remain high. Although core consumer price inflation has risen from earlier estimates, it is still near the lowest level in decades.

Good stock-picking has allowed us to keep pace with the index without overloading the Portfolio with stocks whose valuations we believed were unjustifiably high, even as some of them have climbed to even frothier levels. Technology as a percentage of the index has grown to about 30%, up from 7% in 1992, while our Portfolio weighting has been substantially less. Within the sector, we have favored companies benefiting from the increased demand for semiconductors and new semiconductor technology. The telecommunications companies we own are well-managed and poised for excellent earnings growth as Internet and wireless services expand. The cable/media companies we own have also performed well.

The largest 50 stocks in the S&P 500 index are selling at a relative P/E ratio of about 1.5 times the remaining 450, as high a premium as has existed in several decades. The disparity in valuations between that small group of very large stocks and the rest of the universe leads us to believe that the upside potential is limited for those stocks commanding a premium primarily for their large size. We believe there is more opportunity in those stocks outside the largest 50, where stock selection and research can add value.


PORTFOLIO MANAGEMENT TEAM


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve long-term growth of capital.


PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets ........................................................$67.5 MILLION
Number of Issues ............................................................115


LARGEST EQUITY HOLDINGS, AS OF 12/31/99

AT&T Corp. ..................................................Utility - Telephone
AstraZeneca Group plc .....................................................Drugs
Sprint Corp. ................................................Utility - Telephone
Guidant Corp. ......................................Hospital Supplies & Services
Forest Laboratories, Inc. .................................................Drugs
Bank One Corp. ............................................................Banks
Tyco International Ltd. ...........................................Miscellaneous
Hewlett Packard Co. ...........................................Computer Hardware
Cablevision Systems Corp. ............................Print, Publish, Broadcstg.
Bank of America Corp. .....................................................Banks


ASSET MIX DISTRIBUTION, AS OF 12/31/99

Domestic Common Stock .....................................................91.8%
Foreign Stock & ADRs .......................................................6.4%
Short Term Debt Securities .................................................2.7%
Other Assets & Liabilities ...............................................(0.9)%
   Total .................................................................100.0%


CUMULATIVE TOTAL RETURNS AS OF 12/31/99

                                       SINCE
                                      INCEPT.

Portfolio Class IB Shares              3.76%*
S&P 500                               10.99
Lipper Growth & Income Average         4.99


*  Since inception as of April 30, 1999


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested at Inception)


                     CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO


                               [GRAPHIC OMITTED]


     Portfolio Class IB Shares ($10,376)
     S&P 500 ($11,099)

     4/30/1999   $10,000          $10,000
     99          $10,376          $11,099

EQ/EVERGREEN PORTFOLIO


For the 12 months ending December 31, 1999, the EQ/Evergreen Portfolio ("the PORTFOLIO") provided a total return of 9.70% versus the total return of 21.26% for the Russell 2000 Index. The new management team has begun to employ a comprehensive new investment process for the Portfolio. Since initiating coverage of the Portfolio in August, the team has endeavored to adjust holdings in accordance with its new investment strategy. The strategy for 2000 will be to reduce the number of stocks held in the Portfolio to a range between 80 and 120 issues. New investments will focus on technology, energy and some healthcare areas, while financial stocks will continue to be underweighted.

The Portfolio will employ a bottom-up strategy, emphasizing the selection of attractive, individual stocks. This individual stock selection process then dictates an industry/sector concentration in the Portfolio. Investments will focus on firms with an improving earnings and revenue outlook. This takes into consideration such factors as new company management, corporate restructurings and new products. It is expected that this strategy will result in wide industry-sector diversification. The approach is considered a more traditional core-growth strategy, but there are no set thresholds for earnings growth, price to earnings ratios or price to growth rates. In essence, the Portfolio looks to buy growing companies at a reasonable price.

The sell discipline for the Portfolio is essentially the reverse of the process identified above. When a stock stops exhibiting upward earnings potential or movement, the position is reduced or eliminated. In addition to earnings trends, the team will consider such things as losing a key executive, unsuccessful new products/corporate initiatives or other events that may signal an earnings disruption.

Looking ahead, we believe 2000 will be a year of Great Expectations. Built into the current valuation models are great expectations for economic strength. On an individual stock basis however, 1999 was marked by swift and often severe responses to unmet expectations. Investment managers would simply rotate out of stocks that had disappointed in one manner or another and into others such as the latest "story-stock" in the technology, telecommunications, or biotechnology areas. The key again in 2000 will be in divining and managing the preferred investments as they ebb and flow over the course of the year. A healthy sign for continued market strength would be broader participation by the stocks and industries that failed to participate in 1999.


JEAN LEDFORD AND RICHARD WELSH, PORTFOLIO MANAGERS


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks capital appreciation.


PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets .........................................................$4.8 MILLION
Number of Issues ............................................................130


LARGEST EQUITY HOLDINGS, AS OF 12/31/99

Microsoft Corp. ...............................................Computer Software
General Electric Co. .......................................Electrical Equipment
Intel Corp. .........................................................Electronics
Cisco Systems, Inc. ...........................................Computer Hardware
Sun Microsystems, Inc. ........................................Computer Hardware
Wal-Mart Stores, Inc. ..........................................Retail - General
Exxon Mobil Corp. ................................................Oil - Domestic
Merck & Co., Inc. .........................................................Drugs
Lucent Technologies, Inc. ...................................Div. Telecom. Svcs.
Dell Computer Corp. ............................................Office Equipment


ASSET MIX DISTRIBUTION, AS OF 12/31/99

Domestic Common Stock .....................................................86.2%
Foreign Stock & ADRs .......................................................4.3%
Short Term Debt Securities ................................................10.1%
Other Assets & Liabilities ...............................................(0.6)%
   Total .................................................................100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/99

                                  SINCE
                                 INCEPT.

Portfolio Class IB Shares         9.70%*
Russell 2000                     21.26
Lipper Growth Average            31.48


*  Since inception as of December 31, 1998


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested at Inception)


                             EQ/EVERGREEN PORTFOLIO


                               [GRAPHIC OMITTED]


     Portfolio Class IB Shares ($10,970)
     Russell 2000 ($12,126)

     12/31/1998  $10,000          $10,000
     99          $10,970          $12,126

EQ/EVERGREEN FOUNDATION PORTFOLIO


For the 12 months ending December 31, 1999, the EQ/Evergreen Foundation Portfolio ("the PORTFOLIO") provided a total return of 7.38% versus the total return of 11.15% for its composite benchmark (60% S&P 500 Index and 40%/Lehman Aggregate Bond Index). Since initiating coverage of the Portfolio in August, the team has endeavored to adjust holdings to be a truer reflection of its new investment strategy. The equity strategy for 2000 will be to reduce the number of stocks held in the Portfolio to a range between 80 and 120 issues. New investments will focus on technology, energy and some healthcare areas, while financial stocks will continue to be underweighted. Some of the relatively under valued large-cap consumer non-durables may also be considered.

The approach to investing is bottom-up, emphasizing the selection of attractive, individual stocks. This individual stock selection process then dictates an industry/sector concentration in the portfolios. Investments will focus on firms with an improving earnings and revenue outlook. This takes into consideration such factors as new company management, corporate restructurings and new products. It is expected that this strategy will result in wide industry-sector diversification. The approach is considered a more traditional core-growth strategy, but there are no set thresholds for earnings growth, price to earnings ratios or price to growth rates. In essence, the Portfolio looks to buy growing companies at a reasonable price.

Regarding the fixed income component of the Portfolio, duration was shortened in the third quarter to reflect a more conservative stance on interest rates. It is expected that the fixed income strategy will be concentrated on intermediate-term treasuries with a small percentage of high quality corporate bonds. The sell discipline for the Portfolio is essentially the reverse of the process identified above. When a stock stops exhibiting upward earnings potential or movement, the position is reduced or eliminated. In addition to earnings trends, the team will consider such things as losing a key executive, unsuccessful new products/corporate initiatives or other events that my signal an earnings disruption.

Looking ahead, we believe 2000 will be a year of Great Expectations. Built into the current valuation models are great expectations for economic strength. On an individual stock basis however, 1999 was marked by swift and often severe responses to unmet expectations. Investment managers would simply rotate out of stocks that had disappointed in one manner or another and into others such as the latest "story-stock" in the technology, telecom or biotech areas. The key again in 2000 will be in divining and managing the preferred investment names as they ebb and flow over the course of the year. A healthy sign for continued market strength would be broader participation by the stocks and industries that failed to participate in 1999.


JEAN LEDFORD AND RICHARD WELSH, PORTFOLIO MANAGERS


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to provide, in order of priority, reasonable income, conservation of capital and capital appreciation.


PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets .........................................................$8.9 MILLION
Number of Issues ............................................................148


LARGEST EQUITY HOLDINGS, AS OF 12/31/99

Microsoft Corp. ...............................................Computer Software
General Electric Co. .......................................Electrical Equipment
Cisco Systems, Inc. ...........................................Computer Hardware
Intel Corp. .........................................................Electronics
Wal-Mart Stores, Inc. ..........................................Retail - General
Sun Microsystems, Inc. ........................................Computer Hardware
Exxon Mobil Corp. ................................................Oil - Domestic
Lucent Technologies, Inc. ...................................Div. Telecom. Svcs.
Dell Computer Corp. ............................................Office Equipment
Global Crossing Ltd. ........................................Div. Telecom. Svcs.


ASSET MIX DISTRIBUTION, AS OF 12/31/99

Domestic Common Stock .....................................................67.0%
Foreign Stock & ADRs .......................................................5.4%
U.S. Gov't Bonds ..........................................................21.4%
Corporate Bonds ............................................................1.7%
Short Term Debt Securities .................................................5.4%
Other Assets & Liabilities ...............................................(0.9)%
   Total .................................................................100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/99

                                              SINCE
                                             INCEPT.

Portfolio Class IB Shares                     7.38%*
60% S&P 500/40% Lehman Aggregate Bond        11.15
Lipper Balanced Average                       8.58


*  Since inception as of December 31, 1998


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested at Inception)


                        EQ/EVERGREEN FOUNDATION PORTFOLIO


                               [GRAPHIC OMITTED]


     Portfolio Class IB Shares ($10,738)
     60% S&P 500/40% Lehman Aggregate Bond ($11,115)

     12/31/1998  $10,000          $10,000
     99          $10,738          $11,115

JPM CORE BOND PORTFOLIO

For the 12 months ending, December 31, 1999, the JPM Core Bond Portfolio ("the PORTFOLIO") provided a total return of -1.64% versus the Salomon Broad Investment Grade Index, which returned --0.83% for the same period. Bond yields ended the year sharply higher as investors reassessed the strengthening economy and anticipated tighter monetary policy after the Y2K turn. Consumption continued to grow rapidly, and by the third quarter, the final Gross Domestic Product (GDP) was revised almost a full percentage point above the original estimate. The strong equity rally in December suggests the Federal Reserve's tightening action thus far will do little to stem economic growth. Low unemployment, firm wage laws, together with the unprecedented external deficit, imply the need to slow the economy to a more sustainable pace, even in the absence of any significant consumer price pressures.

Early in the year, the Portfolio was conservatively positioned in corporate bonds and held a heavy allocation to mortgage backed securities. In addition, we maintained an overweight position in AAA rated agency debenture bonds. Toward the end of the year, the Portfolio's largest positions reflected our positive outlook on mortgages relative to U.S. Treasuries.

The corporate sector outperformed Treasuries during the last quarter. This was primarily due to the abatement of Y2K fears in the market and the presence of buyers who had built up cash and were stretching for yields ahead of the first quarter. The Portfolio was modestly overweight in the corporate sector and we remained comfortable with the overweight position in anticipation of a strong economic backdrop and light near-term supply.

Following the late October Fed tightening and, importantly their move to neutral bias, Treasury yields fell by approximately 30 basis points. With the view that this move put yields below justifiable levels, we shifted the Portfolio's duration position early in November from neutral to a modest short position relative to the index. We maintained this duration position through the end of the year.

With little sign of any material slowing in U.S. growth, aside from some moderation in the construction sector, the U.S. bond market lacked fundamental support at year-end. Strong business and consumer confidence, a robust equity market and very buoyant labor market suggest the need for additional Fed policy tightening. The market continues to discount an insufficient amount of tightening this year, in order to slow the economy to an acceptable pace. As a result, we expect to continue to remain defensive next year in terms of the Portfolio's duration positions as U. S. Treasury yields should continue to move higher.


PAUL L. ZEMSKY AND ROBERT J. TEATOM, PORTFOLIO MANAGERS


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity.


PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets ..................................................$156.6 MILLION
Number of Issues .......................................................257
Average Maturity ..................................................19 YEARS


ASSET MIX DISTRIBUTION (BY QUALITY),
AS OF 12/31/99

AAA-A rated ..........................................................25.1%
BBB-B rated ...........................................................4.7%
U.S. Gov't obligations ...............................................60.7%
Not Rated and other ...................................................9.5%


ASSET MIX DISTRIBUTION (BY ISSUER),
AS OF 12/31/99

U.S. Treasury Securities .............................................11.2%
U.S. Government Agency Bonds .........................................59.5%
Foreign Government Securities .........................................1.7%
Corporate Bonds ......................................................34.9%
Short Term Debt Securities ...........................................11.1%
Other Assets & Liabilities .........................................(18.4)%
   Total ........................................................... 100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/99

                                                            SINCE
                                            1 YEAR         INCEPT.

Portfolio Class IB Shares                    (1.64)%        3.55%*
Salomon Brothers BIG                         (0.83)         3.84
Lipper Intermediate Investment Grade
  Debt Average                               (0.60)         3.41


*  Since inception as of December 31, 1997


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested at Inception)


                             JPM CORE BOND PORTFOLIO


                               [GRAPHIC OMITTED]


     Portfolio Class IB Shares ($10,723)
     Salomon Brothers BIG ($10,782)

     12/31/1997  $10,000          $10,000
     98          $10,902          $10,872
     99          $10,723          $10,782

LAZARD LARGE CAP VALUE PORTFOLIO


For the 12 months ending December 31, 1999, the Lazard Large Cap Value Portfolio ("the PORTFOLIO") provided a total return of 3.55% versus the total return of 21.03% of the S&P 500 Index. 1999 was a year of extraordinary performance for nearly all major indexes. But strong performance told only half the story, as the gulf between companies perceived to be leading the transition to the new economy and all others continued to widen. Technology and, to a lesser extent, telecommunications companies drove all the major indexes, accounting for three quarters of the return of the S&P 500. Strength in technology and telecommunications drove growth indices well ahead of their value counterparts, even as investors gave up on traditional growth sectors such as pharmaceuticals, which suffered under the threat of government action, and consumer staples, which languished throughout the year.

As valuations within technology are well above historical norms, the Portfolio maintained an underweight position, not anticipating the huge demand for ".com" companies and those traditional companies integrating the latest technology into their operations. While stock selection was strong, we adhered to our discipline and consistently took profits when technology holdings hit price targets, further reducing our weight in the sector and detracting from returns. While strong secular trends are benefiting the group, valuations have become stretched as investors chase performance. However, we continue to seek relative value opportunities within the sector, particularly in those companies that serve as enablers, that is, those who are helping the more traditional companies to integrate the new technology into their operations.

Beyond the impact of technology companies, long-term interest rates rose sharply during 1999, and Federal Reserve rate hikes in the third and fourth quarter led to a flatter yield curve, hurting financial stocks. Regional bank holdings such as First Union also hurt performance of the Portfolio as First Union encountered problems integrating a recent merger. 1999 provided more than its fair share of volatility and new events. In this environment, individual securities that did not meet expectations were severely punished by the market.

While volatility can be destructive, it also presents real opportunities for the manager with a long-term view. The financial productivity of Lazard's relative value picks should provide strong returns in the coming quarters. By avoiding the herd mentality involved in chasing the latest ".com" company, our relative value approach has taken advantage of the current volatility to construct a portfolio that has deeply discounted valuation relative to the S&P 500, yet has higher return on equity.


EILEEN ALEXANDERSON AND HERBERT W. GULLQUIST, PORTFOLIO
MANAGERS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks capital appreciation by investing primarily in equity securities of companies with relatively large market capitalizations that appear to the Adviser to be inexpensively priced relative to the return on total capital or equity.


PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets .......................................................$133.5 MILLION
Number of Issues .............................................................78


LARGEST EQUITY HOLDINGS, AS OF 12/31/99

Bell Atlantic Corp. ...........................................Utility-Telephone
SBC Communications, Inc. ......................................Utility-Telephone
AT&T Corp. ....................................................Utility-Telephone
Proctor & Gamble Co. .........................................Soaps & Toiletries
Chase Manhattan Corp. .....................................................Banks
Citigroup, Inc. ..............................................Financial Services
Merk & Co., Inc. ..........................................................Drugs
United Technologies Corp. .............................................Aerospace
Fannie Mae .....................................................Mortgage Related
Bristol-Myers Squibb Co. ..................................................Drugs


ASSET MIX DISTRIBUTION, AS OF 12/31/99

Domestic Common Stock .....................................................92.4%
Foreign Stock & ADRs .......................................................2.7%
Short Term Debt Securities .................................................4.6%
Other Assets & Liabilities .................................................0.3%
   Total .................................................................100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/99

                                                     SINCE
                                      1 YEAR        INCEPT.

Portfolio Class IB Shares               3.55%         11.46%*
S&P 500                                21.03          24.76
Lipper Cap Appreciation Average        40.06          30.24


*  Since inception as of December 31, 1997


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested at Inception)


                        LAZARD LARGE CAP VALUE PORTFOLIO


                               [GRAPHIC OMITTED]


     Portfolio Class IB Shares ($12,436)
     S&P 500 ($15,562)

     12/31/1997  $10,000          $10,000
     98          $12,010          $12,858
     99          $12,436          $15,562

LAZARD SMALL CAP VALUE PORTFOLIO


For the 12 months ending December 31, 1999, the Lazard Small Cap Value Portfolio ("the PORTFOLIO") provided a total return of 1.66% versus the total return of 21.26% of the Russell 2000 Index. In a long-awaited broadening of the market, the Russell 2000 outperformed the S&P 500 in the fourth quarter of 1999 to deliver returns in-line with the S&P for the year. However, a narrow group of technology and telecommunications stocks have been the driving force behind the performance of the Russell 2000, accounting for 95% of the index's return. The dominance of technology and telecommunications led to the unprecedented outperformance of the growth style, with growth rising 43% while value fell 1.5%.

The Portfolio's low weight in technology and telecommunications significantly detracted from returns during 1999. While these groups are clearly benefiting from powerful secular trends, valuations have reached unprecedented heights. We continue to seek out stocks in these sectors that offer an attractive trade-off between valuation and financial productivity. We also seek to identify companies that, unbeknownst to most investors, are also poised to benefit from these powerful trends. This would include traditional brick-and-mortar companies that are using technology to expand distribution, reduce costs and increase productivity.

Amid the current technology euphoria, many investors capitulated on all other sectors, providing opportunities for the astute investor. The attractiveness of small value stocks was accurately reflected in the increase in stock purchases by corporate insiders, stock repurchase activity by corporations and takeover activity by strategic buyers, many of which are outside the U.S. The Portfolio was particularly impacted by merger activity as many of our holdings were acquired during 1999. Most of these acquisitions involved foreign buyers seeking to expand their business or gain access to technology. The acquisition of value-oriented technology companies was another major theme. These companies have exited a prolonged industry slump, as they recovered from manufacturing overcapacity and sharp price concessions. We expect this merger and acquisition trend to continue and intensify in year 2000, as private buyers take advantage of the compelling valuations in the sector.

During this transitional phase, technology companies will undoubtedly profit, and the best of them -- those that are supporting the transition -- should continue to do so. The wisest strategy for the new era is one that shuns neither technology nor tradition -- but which finds the relative value within each sector based on thorough, continuing analyses of individual companies and an understanding of the global market in which they compete.


EILEEN ALEXANDERSON AND HERBERT W. GULLQUIST, PORTFOLIO
MANAGERS


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks capital appreciation by investing in equity securities of U.S. companies with small market capitalizations that the Adviser considers inexpensively priced relative to the return on total capital or equity.


PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets ........................................................$72.6 MILLION
Number of Issues ............................................................130


LARGEST EQUITY HOLDINGS, AS OF 12/31/99

Oak Industries, Inc. ................................................Electronics
Tektronix, Inc. .....................................................Electronics
Harman Int'l Industries, Inc. .................................Electrical Equip.
Furniture Brands Int'l, Inc. .........................Household Furn., Appliance
Borders Group, Inc. ............................................Retail - General
Arthur J. Gallagher & Co. .............................................Insurance
Barrett Resources Corp. ..........................................Oil - Domestic
American Italian Pasta Co. ................................................Foods
AC Nielsen Corp. ..........................................Professional Services
CNF Transportation, Inc. .....................................Trucking, Shipping


ASSET MIX DISTRIBUTION, AS OF 12/31/99

Domestic Common Stock .....................................................95.2%
Short Term Debt Securities .................................................4.7%
Other Assets & Liabilities .................................................0.1%
   Total .................................................................100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/99

                                               SINCE
                                1 YEAR         INCEPT.

Portfolio Class IB Shares         1.66%        (2.77)%*
Russell 2000                     21.26          8.70
Lipper Small Cap Average         38.28         16.89


*  Since inception as of December 31, 1997


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested at Inception)


                        LAZARD SMALL CAP VALUE PORTFOLIO


                               [GRAPHIC OMITTED]


     Portfolio Class IB Shares ($9,451)
     Russell 2000 ($11,818)

     12/31/1997  $10,000          $10,000
     98          $ 9,297          $ 9,746
     99          $ 9,451          $11,818

MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO


For the 12 months ending December 31, 1999, the Merrill Lynch Basic Value Equity Portfolio ("the PORTFOLIO") provided a total return of 19.00% versus the total return of 21.03% for the S&P 500 Index. The Portfolio enjoyed strong performance over the year; especially in light of the continued challenging environment for value investing. We achieved these results with a substantial positive impact from our holdings in selected technology stocks. For example, Integrated Device Technology Inc., a leading semiconductor communication maker, posted a 383% stock price gain in the latest year. Motorola's stock advanced 141% due to the boom in sales of wireless handsets. Our longstanding Novell Inc. holding appreciated 117% following the company's continued turnaround. Our ownership of Hewlett Packard Co., IBM Corp., Philips Electronics NV, and 3Com Corp. also aided performance.

Financials, including both banks and insurance companies were poor performers due to the rising interest rate environment and company specific earnings shortfalls. We carried an underweight position in the group for most of the year, but began to materially add to our holdings in the fourth quarter. Positions in financials that we either added to or initiated in the Portfolio included; Bank One Corp., First Union Corp., Ace Ltd., Allstate Corp., Mellon Financial Corp., Unum Provident Corp., CIT Group Inc., Associates First Capital Corp., and St. Paul Companies Inc. All of these companies are trading at attractive valuations and we expect a more favorable environment for financials in the year 2000.

Looking ahead, we will continue to focus on out-of-favor securities that show promise of recovery. Specifically, we enter the new millennium with financial stocks as our largest sector weighting. We believe the stage is set for strong performance given the severely depressed valuation multiples which we believe more than compensate for the pressures set forth by the rise in interest rates experienced throughout the latest year. We also enter the new year with a substantial weighting in technology and capital goods holdings. Several capital goods companies, particularly defense companies, offer favorable risk/reward profiles. These companies have suffered through severe earnings revisions based on disappointing program economics. Against the backdrop of a rising defense budget and, depressed valuations, and washed out investor expectations, the Portfolio is positioned to benefit from any fundamental improvement in the group.


KEVIN RENDINO, PORTFOLIO MANAGER


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks capital appreciation and secondarily, income by investing in securities, primarily equities, that the Adviser believes are undervalued and therefore represent basic investment value.


PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets .......................................................$300.5 MILLION
Number of Issues .............................................................60


LARGEST EQUITY HOLDINGS, AS OF 12/31/99

Crown Cork & Seal Co., Inc. ..........................................Containers
Thomas & Betts Corp. .......................................Electrical Equipment
Unocal Corp. ......................................Oil - Supplies & Construction
Novell, Inc. ..................................................Computer Software
St. Paul Cos. .........................................................Insurance
Knight Ridder, Inc. ..........................Printing, Publishing, Broadcasting
Compaq Computer Corp. ..........................................Office Equipment
Bank One Corp. ............................................................Banks
IBM Corp. ......................................................Office Equipment
Columbia/HCA Healthcare Corp. ............................Hospital Supp. & Svcs.


ASSET MIX DISTRIBUTION, AS OF 12/31/99

Domestic Common Stock .....................................................82.7%
Foreign Stock & ADRs .......................................................8.5%
Short Term Debt Securities .................................................8.4%
Other Assets & Liabilities .................................................0.4%
 Total ...................................................................100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/99

                                                     SINCE
                                      1 YEAR        INCEPT.

Portfolio Class IB Shares              19.00%        17.93%*
S&P 500                                21.03         27.36
Lipper Growth & Income Average         14.51         18.96


*  Since inception as of May 1, 1997


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested at Inception)


                   MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO


                               [GRAPHIC OMITTED]


     Portfolio Class IB Shares ($15,556)
     S&P 500 ($19,071)

     5/1/1997          $10,000          $10,000
     12-97             $11,699          $12,255
     12-98             $13,055          $15,757
     12-99             $15,556          $19,071

MERRILL LYNCH WORLD STRATEGY PORTFOLIO


For the 12 months ending December 31, 1999, the Merrill Lynch World Strategy Portfolio ("the PORTFOLIO") provided a total return of 21.35% versus the total return of 13.07% for its composite benchmark. The Portfolio's performance benefited by our decision to expand our foreign equity representation early in the year, specifically in Japan and emerging market countries. This increase included the establishment of positions in Brazil, Latin America, Korea, and Singapore. The allocation of significant assets to "new economy" sectors in all markets, including technology, business services, telecommunications services, and telecommunications equipment, also had a positive effect on the Portfolio's return. In the U.S., technology was the largest sector represented throughout the year, and this allocation proved rewarding. In contrast to 1998, the return on fixed income securities lagged that of equities by a substantial margin, but the negative impact was limited by a significant reduction in U.S. bond representation during 1999.

The Portfolio's foreign equity allocation increased during the last quarter of 1999, including representation in European technology and business services. Overall, Europe remains the largest regional commitment, while Japan continues to be overweighted relative to the MSCI EAFE Index. The commitment to Asia, excluding Japan, was increased through positions in City Development and Singapore Airlines in Singapore. In Latin America, we continue to focus on Brazil as offering the most favorable reward/risk potential. U.S. equity holdings were reduced during the last quarter. Technology remains the largest single group represented, accounting for nearly one-third of the U.S. equity assets. This commitment reflects our continuing emphasis on the shares of companies where a consistent and above-average rate of earnings growth should be extended over the next several years and where valuations appear reasonable relative to earnings growth potential.

During the fourth quarter, the Portfolio reduced its weighting in U.S. bonds. Late in 1999, we took advantage of an interest rate rise to extend the average duration to 6.8 years, after reducing the duration earlier in the second half of 1999. In our opinion, the Federal Reserve will continue to tighten monetary policy in 2000 until the U.S. economy slows down. Such a slowdown will ease fears of a resurgence of inflation and enable intermediate-to-long term U.S. interest rates to decline. In the interim, risk in U.S. fixed income securities appears limited. In the foreign bond sector, the Portfolio also reduced its weighting during the fourth quarter of 1999.


THOMAS R. ROBINSON, PORTFOLIO MANAGER


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks high total investment return by investing primarily in a portfolio of equity and fixed income securities, including convertible securities, of U.S. and foreign issuers.


PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets ........................................................$35.7 MILLION
Number of Issues ............................................................248


LARGEST EQUITY HOLDINGS, AS OF 12/31/99

General Electric Co. .......................................Electrical Equipment
AT&T Corp. ...................................Printing, Publishing, Broadcasting
Rohm Co. ............................................................Electronics
Softbank Corp. ................................................Computer Software
Kyocera Corp. .......................................................Electronics
Cisco Systems, Inc. ...........................................Computer Hardware
Toyota Motor Corp. ...............................................Autos & Trucks
STMicroelectronics N.V. .............................................Electronics
Microsoft Corp. ...............................................Computer Software
NTT Mobile Communications Network, Inc. ................................Telecom.


DISTRIBUTION OF EQUITY ASSETS BY REGION,
AS OF 12/31/99

Other .....................................................................25.5%
United States .............................................................24.0%
Japan and Southeast Asia ..................................................17.7%
Other European Countries ..................................................17.0%
United Kingdom .............................................................7.0%
Scandinavia ................................................................5.3%
Canada .....................................................................1.6%
Latin America ..............................................................1.1%
Australia & New Zealand ....................................................0.8%
 Total ...................................................................100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/99

                                                               SINCE
                                                1 YEAR        INCEPT.

Portfolio Class IB Shares                        21.35%        12.11%*
Composite**                                      13.07         16.18
Lipper Global Flexible Portfolio Average         13.57         12.48


*     Since inception as of May 1, 1997
** The Composite Market Benchmark is made up of 36% S&P 500, 24% MSCI EAFE, 21% Salomon Brothers U.S. Treasury Bond 1 Year+, 14% Salomon Brothers World Government ex U.S. and 5% U.S. Treasury Bill.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested at Inception)


                     MERRILL LYNCH WORLD STRATEGY PORTFOLIO


                               [GRAPHIC OMITTED]


     Portfolio Class IB Shares ($13,571)
     Composite Market Benchmark ($14,978)

     5/1/1997    $10,000          $10,000
     97          $10,470          $11,081
     98          $11,183          $13,427
     99          $13,571          $14,978

MFS EMERGING GROWTH COMPANIES PORTFOLIO


For the 12 months ending December 31, 1999, the MFS Emerging Growth Companies Portfolio ("the PORTFOLIO") Class IB shares provided a total return of 73.62% versus the total return of 21.26% of the Russell 2000 Index. In 1999, we believed it was essential for the Portfolio to invest in high growth companies that we felt had potential to generate positive earnings surprises, relative to what Wall Street analysts expected. This led us to overweight three areas: telecommunications, technology with a telecommunications focus, and, to a lesser extent, biotechnology.

In the telecommunications area, performance was helped by investments in companies in the United States, Japan, and Europe that are benefiting from a global shift toward wireless communication of both voice and data. Although we believe certain of these companies can continue to do well on their own, we expect that some of them will eventually be taken over by larger companies trying to achieve global cellular coverage. Should that occur, we believe the Portfolio will benefit from takeover-related runups in stock prices. In the biotechnology area, a company that contributed strongly to the Portfolio' performance was Medimmume, a pharmaceutical company, which shows the potential for strong earnings growth over the next couple of years.

Another factor in the Portfolio's performance was our belief, that some of the sectors with steady but perhaps unspectacular earnings growth were moving out of favor - particularly supermarkets, drugstores, and office supply superstores. This led us to cut back or eliminate our positions in companies that turned out to be poor performers for the year. Although many of these companies still have good fundamentals, we believe the market perceived that they were vulnerable to competition from Internet vendors and mega-companies like Wal-Mart.

Looking ahead, we believe the challenge will be to continue to pick winning stocks in a difficult environment of rising interest rates and high stock valuations. Our response is to try to invest in stocks of companies which can generate positive earnings surprises because, in today's market, it appears to us that stock prices can be dramatically impacted by even a small earnings shortfall. We do see the potential for a corrective period, particularly if the Federal Reserve continues to raise interest rates, because some stocks have become overvalued. But we believe that the type of companies we seek out, those with a unique product or service and high growth rates, can continue to do well in today's environment.


JOHN W. BALLEN AND TONI Y. SHIMURA, PORTFOLIO MANAGERS



--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to provide long-term capital growth.


PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets .....................................................$1,711.9 MILLION
Number of Issues ............................................................288


LARGEST EQUITY HOLDINGS, AS OF 12/31/99

QUALCOMM, Inc. ..............................................Div. Telecom. Svcs.
Oracle Corp. ..................................................Computer Software
Cisco Systems, Inc. ...........................................Computer Hardware
Microsoft Corp. ...............................................Computer Software
JDS Uniphase Corp. ..................................................Electronics
BMC Software, Inc. ............................................Computer Software
Nortel Networks Corp. .......................................Div. Telecom. Svcs.
MCI WorldCom, Inc. ..........................................Utility - Telephone
Tyco International Ltd. ...........................................Miscellaneous
Voicestream Wireless Corp. ..................................Wireless Tel. Svcs.


ASSET MIX DISTRIBUTION, AS OF 12/31/99

Domestic Common Stock .....................................................66.8%
Foreign Stock & ADRs ......................................................26.1%
Short Term Debt Securities .................................................7.5%
Other Assets & Liabilities ...............................................(0.4)%
 Total ...................................................................100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/99

                                             SINCE        SINCE
                                 1 YEAR      INCEPT.*     INCEPT.**

Portfolio Class IB Shares         73.62%       48.20%       N/A
Portfolio Class IA Shares         74.43        N/A          97.31%
Russell 2000                      21.26        16.99        26.37
Lipper MidCap Average             46.25        33.83        53.93


*  Since inception as of May 1, 1997
** Investment operations commenced with respect to Class IA Shares on November
   24, 1998


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested at Inception)

                     MFS EMERGING GROWTH COMPANIES PORTFOLIO


                               [GRAPHIC OMITTED]


     Portfolio Class IB Shares ($28,602)
     Russell 2000 ($15,207)

     5/1/1997    $10,000          $10,000
     97          $12,242          $12,868
     98          $16,474          $12,544
     99          $28,602          $15,207

MFS GROWTH WITH INCOME PORTFOLIO


For the 12 months ending December 31, 1999, the MFS Growth with    Income
Portfolio ("the PORTFOLIO") provided a total return of 8.76%,    which compared
to a total return of 21.03% for the S&P 500 Index. The Portfolio lagged the index primarily due to its underweighting in technology stocks, which drove the narrow strength of the market.

While we increased the Portfolio's exposure to technology stocks during the period, we did not abandon our focus on blue-chip companies with strong, long-term fundamentals and reasonable valuations. As a result, the Portfolio remained underweighted in technology stocks versus the S&P 500 because they looked very expensive and risky relative to their long-term earnings prospects. On the other hand, as the index's weighting in technology increased with the appreciation of these stocks, we decided to look more closely at the Portfolio's relative risk versus its absolute risk compared to the market. As a result, we felt it prudent to gradually increase the Portfolio's weighting in technology and telecommunications, while at the same time keeping a close eye on relative valuations and the fundamental business outlooks for these companies.

While investors remained focused on technology and telecommunications stocks, the Portfolio managed to locate strong performers from a wide range of industries, including energy, industrial goods & services, consumer staples, retailing and financial services. The success of these stocks and the broadly diversified structure of the Portfolio highlights precisely what the Portfolio is trying to accomplish -- to provide growth of capital, with less risk or price volatility than the S&P 500 Index. On the negative side, stocks like Service Corp., Xerox, Kroger and Safeway detracted from performance. We maintained positions in Kroger and Safeway because we believe they possess strong business prospects and favorable growth and earnings outlooks. We sold off our positions in Service Corp. and Xerox because the long-term outlooks for these companies deteriorated.

On a more positive note, we continue to believe that the Portfolio is well positioned to take advantage of a number of opportunities in the market. Our well-balanced exposure to market leaders in technology, telecommunications, financial services, retailing and industrial goods provides diversification and could help the Portfolio outperform if market strength continues to broaden. At the same time, we'll continue to look for opportunities in areas such as pharmaceutical companies, which have been beaten down due to concerns over Medicare reform and potential government price controls. Many pharmaceutical companies and drugstore chains demonstrate promising long-term growth prospects and reliable cash flow.


JOHN D. LAUPHEIMER, JR. AND MITCHELL D. DYNAN,
PORTFOLIO MANAGERS


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to provide reasonable current income and long-term growth of capital and income.


PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets .......................................................$109.8 MILLION
Number of Issues ............................................................145


LARGEST EQUITY HOLDINGS, AS OF 12/31/99

Microsoft Corp. ...............................................Computer Software
General Electric Co. .......................................Electrical Equipment
Exxon Mobil Corp. ................................................Oil - Domestic
Intel Corp. .........................................................Electronics
United Technologies Corp. .............................................Aerospace
Cisco Systems, Inc. ...........................................Computer Hardware
Wal-Mart Stores, Inc. ..........................................Retail - General
Motorola, Inc. ..............................................Div. Telecom. Svcs.
Bell Atlantic Corp. .........................................Utility - Telephone
BP Amoco plc ................................................Oil - International


ASSET MIX DISTRIBUTION, AS OF 12/31/99

Domestic Common Stock .....................................................85.2%
Foreign Stock & ADRs .......................................................8.3%
Corporate Bonds ............................................................0.5%
Short Term Debt Securities .................................................5.6%
Other Assets & Liabilities .................................................0.4%
 Total ...................................................................100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/99

                                       SINCE
                                      INCEPT.

Portfolio Class IB Shares               8.76%*
S&P 500                                21.03
Lipper Growth & Income Average         14.51


*  Since inception as of December 31, 1998


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested at Inception)



                        MFS GROWTH WITH INCOME PORTFOLIO


                               [GRAPHIC OMITTED]


     Portfolio Class IB Shares ($10,876)
     S&P 500 ($12,103)

     12/31/1998  $10,000          $10,000
     99          $10,876          $12,103

MFS RESEARCH PORTFOLIO


For the 12 months ending December 31, 1999, the MFS Research Portfolio ("the PORTFOLIO") provided a total return of 23.12% compared to a 21.03% total return for the S&P 500 Index. During the past year, the equity market has been extremely narrow with 25 large-growth stocks outperforming the rest of the stocks in the S&P 500. While market leadership has started to show signs of broadening, we believe the long-term opportunities for small- and mid-cap stocks are attractive primarily because they are selling at much cheaper prices relative to earnings and expected growth rates of large-cap growth stocks. In addition, we believe our exposure to stocks with lower prices relative to earnings should make the Portfolio less vulnerable to negative events such as earnings disappointments or a broad market downturn.

Over the year, the Portfolio maintained significant exposure to large-cap telecommunications and technology stocks, which added considerably to total return. Despite our overweighting in technology stocks, we avoided Internet companies with expensive valuations, weak business models or unproven track records. At the same time, we recognized early on that the growth in Internet services and data traffic is likely to continue for some time. Consequently, we invested in a number of technology and communications stocks in the networking and telecommunications equipment industries. The Portfolio also maintained considerable exposure to software stocks which provided a significant boost to performance.

Other leading contributors were semiconductor companies, and a number of stocks in the financial services, media and energy sectors. Gains in financial services came primarily from brokerage and investment banking stocks. Media holdings benefited from the tremendous growth in advertising spending due to the highly competitive business environment, especially among Internet companies. While the Portfolio maintained a slightly underweighted position in health care stocks versus the index, in general, this group hurt performance. Despite this generally negative environment, we found good opportunities in the medical device area.

There are widespread indications of immense speculation and entrenched optimism toward equities. Yet, if we exclude technology and communications, the equity market has been in a downtrend since April of 1999. As a result, we expect market strength to broaden into other sectors of the market, which could create opportunities for the Portfolio. Of course, much of the bull market's fate rests on corporate earnings and the performance of the economy. Given this uncertain environment, however, we continue to focus our energy on finding what we believe are top-quality companies that should provide favorable long-term performance regardless of short-term market volatility.

PORTFOLIO MANAGEMENT TEAM

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to provide long-term growth of capital and future income.


PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets .......................................................$685.3 MILLION
Number of Issues ............................................................138


LARGEST EQUITY HOLDINGS, AS OF 12/31/99

Microsoft Corp. ...............................................Computer Software
Sprint Corp. ................................................Wireless Tel. Svcs.
Cisco Systems, Inc. ...........................................Computer Hardware
Sun Microsystems, Inc. ........................................Computer Hardware
Analog Devices, Inc. ................................................Electronics
Oracle Corp. ..................................................Computer Software
Motorola, Inc. ..............................................Div. Telecom. Svcs.
LSI Logic Corp. .....................................................Electronics
Tyco International Ltd. ...........................................Miscellaneous
Wal-Mart Stores, Inc. ..........................................Retail - General


ASSET MIX DISTRIBUTION, AS OF 12/31/99

Domestic Common Stock .....................................................87.3%
Foreign Stock & ADRs .......................................................8.2%
Short Term Debt Securities .................................................4.6%
Other Assets & Liabilities ...............................................(0.1)%
 Total ...................................................................100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/99

                                                SINCE
                                 1 YEAR        INCEPT.

Portfolio Class IB Shares         23.12%         23.93%*
S&P 500                           21.03         27.36
Lipper Growth Average             31.48         29.11


*  Since inception as of May 1, 1997


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested at Inception)


                             MFS RESEARCH PORTFOLIO


                               [GRAPHIC OMITTED]


     Portfolio Class IB Shares ($17,725)
     S&P 500 ($19,071)

     5/1/1997    $10,000          $10,000
     97          $11,607          $12,255
     98          $14,405          $15,757
     99          $17,725          $19,071

MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO


For the 12 months ending December 31, 1999, the Morgan Stanley Emerging Markets Equity Portfolio (the "PORTFOLIO") returned 95.82% versus the 66.41% total return of the MSCI EMF index. Outperformance versus the benchmark was attributable to both strong stock selection and country allocation. Stock selection in Mexico and South Korea contributed markedly to performance. Other notable contributors were equity selections in India, Israel, Taiwan and Thailand. Our overweight position in Indonesia and Turkey, coupled with our underweight stance in Argentina, Chile and Greece contributed positively to performance. Detracting from performance was poor stock selection in Greece, Indonesia, South Africa and Russia and country allocation in Taiwan.

The emerging markets rallied in 1999, boosted by a supportive global environment, dissipating concerns over Y2K and heartier investor risk appetites. Continued strength in commodity prices and improving economic fundamentals, coupled with positive election results (India, Mexico, and Russia) and IMF agreements (Russia and Turkey), further boosted the emerging markets. Although emerging markets faced great adversities during the year, including heightened political tensions (Indonesia), scandals (Indonesia and South Korea) and earthquakes (Greece, Turkey, Taiwan and Mexico), many emerging markets proved their buoyancy by year-end. During the fourth quarter, Taiwan and Turkey evidenced their resilience in light of the earthquakes they suffered during the third quarter, and investors rewarded countries such as India and Turkey for their commitment to reforms.

Latin American markets, led by the large liquid markets of Brazil and Mexico advanced 58.9%. Driving the performance within the region were increased global risk appetite, commodity price strength, improving liquidity conditions, a turnaround in regional economic growth and benign political outcomes in elections in Argentina, Chile and Mexico. Asian equities gained 69.4%, supported by robust exports and trade surpluses, outsourcing trends and declining interest rates. Indian equities gained 87.3%, boosted by continued indications, including industrial production trends, that cyclical recovery remains on track. Emerging Europe and the Middle East advanced 79.6%, although posting mixed returns within the region. Russia and Turkey, rising 247.1% and 252.4%, respectively, were the star performing markets of this region. South African equities rose 57.2% during the year, buoyed by commodity price strength, foreign exchange inflows from the listing of South African companies in London, falling inflation and fiscal discipline.

We continue to focus on Asia, a region benefiting from trade surpluses, export growth and export market competitiveness vis-a-vis Yen strength versus the US Dollar. While we are likely to marginally add to Brazil and Mexico, we will continue to underweight the Latin American region in the near term as we believe other regions within the emerging markets presently offer more exciting investment opportunities. Turkey is one of our overweight positions within Emerging Europe and the Middle East, and within Turkey we are focusing on domestic themes, adding to those companies best positioned to take advantage of a lower interest rate and inflation environment and higher consumer spending.

ROBERT L. MEYER AND ANDY SKOV, PORTFOLIO MANAGERS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks long-term capital appreciation by investing primarily in equity securities of emerging country issuers.


PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets .......................................................$191.6 MILLION
Number of Issues ............................................................289


LARGEST EQUITY HOLDINGS, AS OF 12/31/99

Samsung Electronics Co. .............................................Electronics
SK Telecom Co., Ltd. .........................................Telecommunications
Telefonos de Mexico S.A. ....................................Utility - Telephone
Yapi Ve Kredi Bankasi .....................................................Banks
Taiwan Semiconductor Manufacturing Co. ..............................Electronics
Infosys Technology Ltd. .......................................Computer Software
Grupo Televisa S.A. ......................................Print, Publish, Bdcstg
China Telecom Ltd. ...........................................Telecommunications


DISTRIBUTION OF EQUITY ASSETS BY REGION,
AS OF 12/31/99

Southeast and South Central Asia ..........................................44.5%
Africa & Middle East ......................................................19.0%
Latin America .............................................................16.8%
Other .....................................................................12.8%
Other European Countries ...................................................5.5%
United States ..............................................................1.3%
United Kingdom .............................................................0.1%
   Total .................................................................100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/99


                                                      SINCE
                                       1 YEAR        INCEPT.

Portfolio Class IB Shares               95.82%         5.76%*
MSCI Emerging Markets Free              66.41         (0.88)
Lipper Emerging Markets Average         71.23          2.14


*  Since inception as of August 20, 1997


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested at Inception)

                MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO


                               [GRAPHIC OMITTED]


     Portfolio Class IB Shares ($11,417)
     MSCI Emerging Markets Free ($9,762)

     8/20/1997   $10,000          $10,000
     97          $ 7,984          $ 7,857
     98          $ 5,820          $ 5,866
     99          $11,417          $ 9,762

EQ/PUTNAM BALANCED PORTFOLIO


For the year ended December 31, 1999, the EQ/Putnam Balanced Portfolio ("the Portfolio") returned 0.01%, trailing its benchmark (60% S&P 500/40% Lehman Brothers Government/Corporate Index), which gained 11.39% over the same period. Growth equities significantly overshadowed value for the year, with the exception of the second quarter. This preference for growth equities, made it difficult for value Portfolios to outperform the index.

During the first quarter, cyclical holdings outperformed the market while value-oriented areas, perceived as less competitive, lagged. In the fixed-income component, modest overweighting in investment grade bonds contributed to outperformance. Exposure to strong-performing corporate high-yield bonds also contributed positively to performance.

In the second quarter, a strong value market benefited the Portfolio's equity holdings as cyclical sectors rebounded sharply and outperformed the broad market. Interest-rate-sensitive sectors were hindered as rates rose over the quarter. The fixed-income component suffered from negative returns on a U.S. dollar basis in many areas; relative performance benefited from exposure to high-yield bonds and strong security selection but was hindered by an emphasis on U.S. investment-grade bonds, which underperformed US Treasuries for the quarter.

By third quarter, the equity component's underperformance reflected a flight to quality as the stronger world economy and higher interest rates raised investor concerns. The market was volatile and narrow, focused on inflation-oriented and highly valued stocks, such as technology; interest-sensitive sectors lagged. Absolute returns from the Portfolio's U.S. investment-grade holdings suffered from an increase in interest rates that prompted a broad decline of bond prices across all U.S. investment-grade sectors.

The Portfolio's fourth-quarter equity component was hindered by the outperformance of cyclical stocks. Due to valuation concerns, technology was underweighted in the Portfolio. Absolute performance of the fixed-income component again suffered from rising interest rates. Market volatility remained high, but the Portfolio benefited from overweighting spread sectors which, with the exception of agencies, outperformed Treasuries. High-yield and investment-grade corporate bonds were the quarter's biggest contributors.

Looking ahead, the equity component of the Portfolio has been positioned for a stronger global economy. We have increased technology while reducing regional banks, though we are cautious about stock valuations of the bulk of technology enterprises. We continue to seek companies with attractive valuations and the potential for better earnings two to three years out that will benefit from the rapidly changing global environment. In the fixed-income component of the Portfolio, the biggest short-term risk is a move toward higher yields. However, we expect rates to fall thereafter due to solid but moderating GDP (gross domestic product) growth in 2000.

EDWARD BOUSA, DAVID WALDMAN, JAMES PRUSKO AND
KRISHNA MEMANI, PORTFOLIO MANAGERS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds that will produce both capital growth and current income.


PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets .......................................................$105.0 MILLION
Number of Issues ............................................................394


LARGEST EQUITY HOLDINGS, AS OF 12/31/99

Exxon Mobil Corp. ................................................Oil - Domestic
SBC Communications, Inc. ....................................Utility - Telephone
Citigroup, Inc. ..............................................Financial Services
AT&T Corp. ..................................................Utility - Telephone
Hewlett Packard Co. ...........................................Computer Hardware
Royal Dutch Petroleum Co. ...................................Oil - International
Bank of America Corp. .....................................................Banks
IBM Corp. ......................................................Office Equipment
Weyerhaeuser Co. ................................Building Mat. & Forest Products
Bell Atlantic Corp. .........................................Utility - Telephone


ASSET MIX DISTRIBUTION, AS OF 12/31/99

Domestic Common Stock .....................................................60.6%
Preferred Stock ............................................................0.1%
Foreign Stock & ADRs .......................................................2.1%
U.S Gov't Bonds ...........................................................12.0%
Corporate Bonds ...........................................................21.9%
Short Term Debt Securities .................................................3.0%
Other Assets & Liabilities .................................................0.3%
 Total ...................................................................100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/99

                                                      SINCE
                                        1 YEAR        INCEPT.

Portfolio Class IB Shares                 0.01%        9.69%*
60% S&P 500/40% Lehman Gov't/Corp        11.39        18.81
Lipper Balanced Average                   8.58        15.17

*  Since inception as of May 1, 1997


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested at Inception)


                          EQ/PUTNAM BALANCED PORTFOLIO


                               [GRAPHIC OMITTED]


     Portfolio Class IB Shares ($12,802)
     60% S&P 500/40% Lehman Gov't/Corp. ($15,838)

     5/1/1997    $10,000          $10,000
     97          $11,438          $11,717
     98          $12,801          $14,219
     99          $12,802          $15,838

EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO


For the 12 months ending December 31, 1999, the EQ/Putnam Growth & Income Value Portfolio (the "PORTFOLIO") declined by 1.27% versus the S&P 500 Index, which advanced by 21.03% over the same period. 1999 was marked by extreme style divergence between growth-oriented and value-oriented securities. Overall, large-cap growth stocks led large-cap value stocks by a wide margin, though value stocks strongly led growth in the second quarter.

In the first quarter, our overweighting in the financial and energy sectors - in keeping with our value orientation - together with strong issue selection aided performance, though the market's growth bias caused the Portfolio to lag the index. By the second quarter, value stocks overshadowed growth for the only time this year. The Portfolio matched the S&P 500 and benefited most by overweighting three of the four best-performing sectors - basic materials, energy, and utilities, together with strong stock selection. By the third quarter, growth resumed its lead; though the Portfolio benefited from an overweighting in energy and technology, the lagging transportation and financial services sectors hindered performance. By the fourth quarter, the market awarded higher returns to more aggressively valued issues, driving the S&P 500 and even value-oriented benchmarks, such as the Russell 1000 Value and S&P/BARRA Value indices. Lower-yielding stocks with higher price-to-book, price-to-sales, and forward price-to-earnings ratios led their more conservatively priced, higher-yielding counterparts by significant margins.

Growth equities, which dominate the S&P 500, have been in favor over the past four years. As such, it has been very difficult for value managers, such as ourselves, to generate positive market-relative performance.
In keeping with our value orientation, the Portfolio was more conservatively postured relative to the benchmark, based on traditional valuation measures. Given this period of extreme style divergence, this positioning proved detrimental to the Portfolio's relative performance. For example, the seven stocks most responsible for our underperformance relative to the S&P 500, were issues not held in the Portfolio because of their strong growth orientation.

We believe that though U.S. economic growth may slow in 2000, it will remain relatively robust. The Federal Reserve has brought the Fed Funds rate back to 5.50%, which removed the stimulus of the three rate cuts of late 1998. The possibility of further Fed action in the new year, to moderate economic growth and market speculation, is seen as very likely.

We continue to believe, especially given today's extended valuations, that a value-oriented approach will provide investors with the most attractive combination of risk and return in the domestic equity markets over the coming years.


ANTHONY I. KREISEL, PORTFOLIO MANAGER

Effective January 2000, Deborah Kuenstner will be the Portfolio Manager responsible for the day-to-day management of the Portfolio.


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks capital growth. Current income is a secondary objective.


PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets .......................................................$544.3 MILLION
Number of Issues ............................................................130


LARGEST EQUITY HOLDINGS, AS OF 12/31/99

Exxon Mobil Corp. ................................................Oil - Domestic
SBC Communications, Inc. ....................................Utility - Telephone
Hewlett Packard Co. ...........................................Computer Hardware
IBM Corp. ......................................................Office Equipment
AT&T Corp. ..................................................Utility - Telephone
Boise Cascade Corp. .......................................................Paper
Bell Atlantic Corp. .........................................Utility - Telephone
Citigroup, Inc. ..............................................Financial Services
PepsiCo, Inc. .........................................................Beverages
Federated Department Stores, Inc. ..............................Retail - General


ASSET MIX DISTRIBUTION, AS OF 12/31/99

Domestic Common Stock .....................................................94.6%
Foreign Stock & ADRs .......................................................2.4%
Short Term Debt Securities .................................................2.9%
Other Assets & Liabilities .................................................0.1%
 Total ...................................................................100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/99

                                                       SINCE
                                       1 YEAR         INCEPT.

Portfolio Class IB Shares               (1.27)%        10.13%*
S&P 500                                 21.03          27.36
Lipper Growth & Income Average          14.51          18.96


*  Since inception as of May 1, 1997


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested at Inception)


                    EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO

     Portfolio Class IB Shares ($12,939)
     S&P 500 ($19,071)

     5/1/1997    $10,000          $10,000
     97          $11,623          $12,255
     98          $13,105          $15,757
     99          $12,939          $19,071

EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO


For the 12 months ending December 31, 1999, the EQ/Putnam International Equity Portfolio (the "PORTFOLIO") returned 60.24% versus the 26.96% total return of the MSCI EAFE Index. Despite concerns about Y2K and the "millennium bug," the stalled Japanese economy, and a reversal in interest rate policy in Europe and the United States, stock markets rose well above the levels that many had predicted early in the year.

The Portfolio looks to add value on three dimensions - country, sector, and stock selection. While country decisions added modestly to the Portfolio's return, the vast majority of the outperformance came from sector, and in particular, company selection decisions. Important positions in the communication services, consumer cyclicals, and technology sectors played an important role enhancing return. Likewise, underweight positions in healthcare and financial services made a solid contribution, as these sectors lagged significantly. The move to raise weightings in Japan early in the year also proved correct, given the robust returns in many sectors of the Japanese equity market and the rise in yen strength.

Looking ahead, there are reasons to be optimistic about international equity markets. Growth has returned to Europe and the Far East is definitely on the mend. Japan is taking important steps to greatly improve intermediate and longer-term corporate profits. However, after a year like the one just past, one must not become too complacent and develop unrealistic expectations about the prospects for equity returns in the future.

With economic growth now expanding globally, an increasing number of international companies working to improve shareholder value, and retirement funding through mutual funds becoming broader based, there is cause for optimism. We are convinced that over time, the Portfolio's investment philosophy, which is valuation driven and rigorously employed, will continue to add value and deliver a superior return based on a favorable earnings outlook.

JUSTIN SCOTT AND OMID KAMSHAD, PORTFOLIO MANAGERS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks capital appreciation.


PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets .......................................................$299.2 MILLION
Number of Issues ............................................................136


LARGEST EQUITY HOLDINGS, AS OF 12/31/99

Sony Corp. ......................................Household Furniture, Appliances
Nokia OYJ ....................................................Telecommunications
Shell Transport & Trading Co., plc ..........................Oil - International
Total Fina S.A. .............................................Oil - International
Mannesmann AG .........................................................Machinery
Kyocera Corp. .......................................................Electronics
Nikko Securities Co., Ltd. ...................................Financial Services
China Telecom Ltd. ...........................................Telecommunications
Ericsson AB ..................................................Telecommunications
BCE, Inc. ....................................................Telecommunications


DISTRIBUTION OF EQUITY ASSETS BY REGION,
AS OF 12/31/99

Other European Countries ..................................................33.8%
Japan .....................................................................23.0%
United Kingdom ............................................................15.5%
Scandinavia ................................................................8.1%
Southeast Asia .............................................................7.8%
Latin America ..............................................................4.2%
Other ......................................................................3.3%
Canada .....................................................................2.8%
Australia & New Zealand ....................................................1.5%
   Total .................................................................100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/99

                                                   SINCE
                                    1 YEAR        INCEPT.

Portfolio Class IB Shares            60.24%        31.98%*
MSCI EAFE                            26.96         18.32
Lipper International Average         42.88         21.31


*  Since inception as of May 1, 1997


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested at Inception)


                    EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO


                               [GRAPHIC OMITTED]


     Portfolio Class IB Shares ($20,985)
     MSCI EAFE ($15,699)


     5/1/1997    $10,000          $10,000
     97          $10,958          $10,285
     98          $13,096          $12,342
     99          $20,985          $15,699

EQ/PUTNAM INVESTORS GROWTH PORTFOLIO


For the 12 months ending December 31, 1999, the EQ/Putnam Investors Growth Portfolio (the "PORTFOLIO") returned 30.24% versus the 21.03% total return of the S&P 500 Index.

The primary reason for the Portfolio's outperformance was strong stock selection. The best-performing stocks were in the technology, consumer staples, and communications services sectors. Technology, the clear market leader for 1999, was the prime contributor to the Portfolio's outperformance.

1999 was marked by rapid, widespread market rotation. In the first three months, large-cap growth stocks set records; mid- and small-cap stocks did not participate in these gains. Large-capitalization stocks continued to lead the markets during this period and growth outperformed value.

After second-quarter broadening and significant sector rotation, third-quarter markets again narrowed with large-cap growth stocks in the lead. By late September, fewer than 240 stocks and only 4 of 11 industry groups in the S&P 500 showed gains year to date. In the final quarter, equity markets hit new heights but continued to narrow, with a select number of large-cap growth stocks continuing their reign. Technology stocks clearly led the market's surge. While technology was the greatest contributor to Portfolio performance, returns were hampered by weak stock selection in health care and financial services. The strong performance of the energy, basic industry, and capital goods sectors, areas in which the Portfolio was underweight, also hindered returns. These sectors are composed of economically sensitive, cyclical stocks, but lack the type of growth stocks that meet our large-cap growth investment criteria.

Looking ahead, we believe that, though U.S. economic growth may slow in 2000, it will remain relatively robust. Markets already are watching nervously for signs of inflation, which will be a major influence on stock prices. Rising inflation could also result in soaring health-care premiums, increasing commodity prices, rising foreign demand, and the ongoing enlargement of the U.S. trade deficit. We also expect to see further Federal Reserve rate hikes if strong economic growth translates into inflation.

We believe that high-quality growth companies will continue to benefit from persistent demand and visible earnings growth, particularly within the technology, consumer staples, and conglomerate sectors.


C. BETH COTNER, RICHARD ENGLAND AND MANUEL WEISS HERRERO,
PORTFOLIO MANAGERS


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks long-term growth of capital and any increased income that results from this growth.


PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets .......................................................$384.2 MILLION
Number of Issues .............................................................95


LARGEST EQUITY HOLDINGS, AS OF 12/31/99

Microsoft Corp. ...............................................Computer Software
General Electric Co. .......................................Electrical Equipment
Home Depot, Inc. ...............................................Retail - General
Motorola, Inc. ..............................................Div. Telecom. Svcs.
Wal-Mart Stores, Inc. ..........................................Retail - General
Cisco Systems, Inc. ...........................................Computer Hardware
Sprint Corp. ................................................Utility - Telephone
AT&T Corp. ...................................Printing, Publishing, Broadcasting
Tyco International Ltd. ...........................................Miscellaneous
Citigroup, Inc. ..............................................Financial Services


ASSET MIX DISTRIBUTION, AS OF 12/31/99

Domestic Common Stock .....................................................94.8%
Foreign Stock & ADRs........................................................2.5%
Short Term Debt Securities .................................................3.1%
Other Assets & Liabilities ...............................................(0.4)%
 Total ...................................................................100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/99

                                                SINCE
                                 1 YEAR        INCEPT.

Portfolio Class IB Shares         30.24%         34.64%*
S&P 500                           21.03          27.36
Lipper Growth Average             31.48          29.11


*  Since inception as of May 1, 1997


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested at Inception)

                      EQ/PUTNAM INVESTORS GROWTH PORTFOLIO


                               [GRAPHIC OMITTED]


     Portfolio Class IB Shares ($22,132)
     S&P 500 ($19,071)

     5/1/1997    $10,000          $10,000
     97          $12,470          $12,255
     98          $16,993          $15,757
     99          $22,132          $19,071

T. ROWE PRICE EQUITY INCOME PORTFOLIO


For the 12 months ending December 31, 1999, the T. Rowe Price Equity Income Portfolio ("the PORTFOLIO") CLass IB shares provided a total return of 3.54% versus the total return of 21.03% of the S&P 500 Index. In terms of the overall market environment, 1999 was a year characterized by both a pronounced investor preference for growth stocks and an advance led by a relatively small number of companies. The major factor behind the Portfolio's lagging relative performance was our underweighting in technology, a sector that nearly doubled in value in 1999. We would not normally expect to hold large positions in this sector, since the lofty valuations of most technology shares exclude them as candidates for purchase. In terms of market breadth, some of the most highly valued companies provided a disproportionate amount of the S&P 500's return, with only seven companies accounting for half of it.

Value investing was rendered even more challenging by a deteriorating interest rate environment. It was also difficult to profit from investments in stocks with above-average dividend yields since they suffered as rates climbed. In the universe of stocks, we witnessed a major drop in the lowest P/E and highest-yielding stocks in the S&P 500. This hurt the Portfolio's performance since these are precisely the kinds of stocks we hold in the Portfolio. These factors were especially detrimental during the second half of the year. However, because of their weak performance in 1999, value stocks are currently extremely attractive as they are selling at the greatest price/earnings discount to the general market in 25 years. Our preference for high-yielding, lower P/E companies has been a consistent cornerstone of our investment approach. Given the wide variations in performance among companies and sectors over the last two years, we believe investors will eventually recognize the exciting opportunities that exist in our sector of the market.

We expect the Federal Reserve to maintain its monetary stance in favor of tightening with a view toward restraining inflation in a rapidly growing economy. While the economic news and low rate of inflation continue to be positive, it's difficult to envision an even more positive environment for stocks than we have so far experienced. These factors prompt us to remain cautious in our expectations for 2000. In particular, we believe value stocks offer good potential for appreciation especially when compared with some of the more extended sectors of the market.

The best strategy when our investment style has been out of sync with the overall market has been to stick to basics and concentrate on companies with below average price/earning ratios and above-average dividend yields. We will continue to manage the Portfolio in our traditionally conservative style.


BRIAN C. ROGERS, PORTFOLIO MANAGER


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.


PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets .......................................................$278.2 MILLION
Number of Issues ............................................................133


LARGEST EQUITY HOLDINGS, AS OF 12/31/99

Exxon Mobil Corp. ................................................Oil - Domestic
SBC Communications, Inc. ....................................Utility - Telephone
International Paper Co. ...................................................Paper
Mellon Financial Corp. .......................................Financial Services
Atlantic Richfield Co. ...........................................Oil - Domestic
BP Amoco plc ................................................Oil - International
GTE Corp. ...................................................Utility - Telephone
American Home Products Corp. ..............................................Drugs
Alltel Corp. ................................................Div. Telecom. Svcs.
Citigroup, Inc. ..............................................Financial Services


ASSET MIX DISTRIBUTION, AS OF 12/31/99

Domestic Common Stock .....................................................89.2%
Foreign Stock & ADRs .......................................................6.4%
Short Term Debt Securities .................................................4.9%
Other Assets & Liabilities ...............................................(0.5)%
Total ....................................................................100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/99

                                                 SINCE         SINCE
                                   1 YEAR      INCEPT.*      INCEPT.**

Portfolio Class IA Shares            3.80%       N/A            3.29%
Portfolio Class IB Shares            3.54        12.80%         N/A
S&P 500                             21.03        27.36         25.68
Lipper Equity Income Average         9.78        16.44         11.47


*    Since inception as of May 1, 1997
** Investment operations commenced with respect to Class IA Shares on November 24, 1998


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested at Inception)


                      T. ROWE PRICE EQUITY INCOME PORTFOLIO


                               [GRAPHIC OMITTED]


     Portfolio Class IB Shares ($13,795)
     S&P 500 ($19,071)

     5/1/1997    $10,000          $10,000
     97          $12,211          $12,255
     98          $13,323          $15,757
     99          $13,795          $19,071

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO


For the 12 months ending December 31, 1999, the T. Rowe Price International Stock Portfolio ("the PORTFOLIO") provided a total return of 31.92% versus the total return of 26.96% of the MSCI EAFE Index.

Stock selection was a strong positive for the Portfolio's performance over the year, while country weighting relative to the benchmark was broadly neutral. Over the year, an underweight position in Japan subtracted considerable value, while an overweight position in Latin America had a significant impact on performance. In Japan, the willingness to grapple with financial sector problems, close excess capacity, reduce staff and allow foreign acquisitions, attracted heavy foreign buying. High liquidity and some good economic data, drove the stock market and yen sharply higher. Latin America's stock market rebounded after the Brazilian real's devaluation in January, as IMF funding, interest rate reductions, and better fiscal discipline encouraged investors to return. Underweight positions in the weaker UK and German markets were other positives.

We expect stronger economic growth in Europe, with fewer positive surprises in other regions. This growth should pull capital flows back into Europe in 2000, lifting the stock markets and the euro. As growth improves, we anticipate inflation and interest rates to rise moderately but not become a liability. High levels of mergers and acquisitions as well as further restructuring and deregulation are likely to lift European market returns relative to other regions. In Japan, declining domestic demand and capital expenditure together with the potential for a strong yen are liable to keep the economy weak. Elsewhere in Asia, economic recovery is well under way and we expect it to continue -- albeit at a more modest rate. We are hopeful that the steady pace of restructuring and reform will continue in the region. Our stock selection will remain focused on companies which already have track records of providing shareholder value.

We remain cautiously optimistic about Latin America, despite historic disappointments. Mexico's currently robust economy and stock market are dependent on those of the US. We are more confident that Mexico's Presidential election in July will not disrupt markets, which would clear the way for further market gains. Although we believe the valuations of some "new economy" stocks in international regions have become excessive, we are enthusiastic about the growth potential of well-managed telecom, Internet-related and technology businesses with strong franchises and business models. Fortified by a year of improvement, international economies are poised for better growth with moderate inflation in 2000.


PORTFOLIO MANAGEMENT TEAM


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks long-term growth of capital through investment primarily in common stocks of established non-U.S. companies.


PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets .......................................................$214.9 MILLION
Number of Issues ............................................................248


LARGEST EQUITY HOLDINGS, AS OF 12/31/99

Sony Corp. ......................................Household Furniture, Appliances
Nokia OYJ ....................................................Telecommunications
Mannesmann AG .........................................................Machinery
Kyocera Corp. .......................................................Electronics
Murata Manufacturing Co., Ltd. ......................................Electronics
Nippon Telegraph & Telephone ................................Utility - Telephone
National Westminster Bank ...............................................Banking
Telecom Italia Mobile SpA ....................................Telecommunications
Telebras S.A. ...............................................Utility - Telephone
Total Fina S.A. ..................................................Oil - Domestic


DISTRIBUTION OF EQUITY ASSETS BY REGION,
AS OF 12/31/99

Other European Countries ..................................................37.7%
Japan .....................................................................22.0%
United Kingdom ............................................................15.3%
South Central and Southeast Asia ...........................................6.9%
Scandinavia ................................................................6.0%
Other ......................................................................4.8%
Latin America ..............................................................3.9%
Australia & New Zealand ....................................................2.6%
Canada .....................................................................0.8%
   Total .................................................................100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/99

                                                  SINCE
                                    1 YEAR        INCEPT.

Portfolio Class IB Shares            31.92%        15.73%*
MSCI EAFE                            26.96         18.32
Lipper International Average         42.88         21.31


*  Since inception as of May 1, 1997


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested at Inception)


                   T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO


                               [GRAPHIC OMITTED]


     Portfolio Class IB Shares ($14,744)
     MSCI EAFE ($15,669)

     5/1/1997    $10,000          $10,000
     97          $ 9,851          $10,285
     98          $11,199          $12,342
     99          $14,744          $15,669

WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO


For the 12 months ending, December 31, 1999, the Warburg Pincus Small Company Value Portfolio ("the PORTFOLIO") Class IB shares provided a total return of 1.80% versus the Russell 2000 Index, which returned 21.26% for the same period. Small-capitalization stocks struggled during the first quarter, trailing their large-capitalization stocks by a significant margin. The Portfolio was not only hurt by this slump in small-capitalization stocks, but by particular weakness among value stocks. Also weighing on the Portfolio was weakness in the financial-services area, which was pressured by concerns over the economy's continued strength and the increased potential for a Federal Reserve monetary tightening.

Small-capitalization stocks performed well in the second quarter. Rising bond yields notwithstanding, the group was spurred by investors' increased willingness to embrace risk, given better-than-expected news regarding Brazil and Asia and signs of a vibrant U.S. economy. The Portfolio saw good showings from a number of its holdings, particularly its consumer-cyclical, building-materials and industrial-type stocks. Factors that hurt the Portfolio included lagging performance from a few of its micro-cap holdings.

Small-capitalization stocks struggled in tandem with the broader market during the third quarter, hampered by a clouded interest-rate picture, some currency and commodity-price volatility and, publicity surrounding the Y2K problem. Market sentiment shifted in favor of a narrow band of large-capitalization growth stocks. Small-capitalization stocks rallied during the fourth quarter, performing well in both absolute terms and compared to large-cap stocks. The rise, however, was fairly narrow, driven largely by a handful of technology and Internet-related stocks, as was the market rally in general. During this time, the Portfolio performed in line with the broad small-capitalization stock market, despite a lackluster quarter for most of these stocks in the value sector. The Portfolio benefited from its technology and health-care stocks and selected consumer names. Laggards for the Portfolio included its energy and financial holdings.

We are optimistic regarding small-capitalization stocks, despite some lingering liquidity concerns and the potential for continued short-term volatility. These stocks continue to offer historically compelling valuations compared to those on large-cap stocks, and there is potential for increased attention if the earnings prospects for small companies continues to improve. In addition, the group stands to receive broad support from merger & acquisition activity and from stock buybacks by small companies, trends we believe will continue, if not accelerate. That said, investors could, over the near term at least, show a continued preference for the group's growth stocks at the expense of small-capitalization value stocks. Regardless, we continue to see tremendous values in the group, and will continue to focus on companies that stand to be favorably reassessed by the wider market.


KYLE F. FREY, PORTFOLIO MANAGER


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks long-term capital appreciation.


PORTFOLIO SUMMARY, AS OF 12/31/99

Net Assets .......................................................$152.0 MILLION
Number of Issues .............................................................63


LARGEST EQUITY HOLDINGS, AS OF 12/31/99

Hyperion Software Corp. .......................................Computer Software
Midway Games, Inc. ..............................................Leisure Related
Harman International Industries, Inc. .........................Electrical Equip.
Wilmar Industries, Inc. ........................................Retail - General
CK Witco Corp. ............................................Chemicals - Specialty
Prosperity Bancshares, Inc. ...............................................Banks
StanCorp Financial Group, Inc. ........................................Insurance
Westpoint Stevens, Inc. ......................................Apparel & Textiles
Bethlehem Steel Corp. .....................................................Steel
Quantum Corp. - DLT & Storage Systems ...............................Electronics


ASSET MIX DISTRIBUTION, AS OF 12/31/99

Domestic Common Stock .....................................................95.8%
Short Term Debt Securities .................................................4.2%
Total ....................................................................100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/99

                                              SINCE         SINCE
                                1 YEAR      INCEPT.*      INCEPT.**

Portfolio Class IA shares         2.07%       N/A            4.25%
Portfolio Class IB Shares         1.80%        3.33%         N/A
Russell 2000                     21.26        16.99         26.37
Lipper Small Cap Average         38.28        23.65         44.95


*    Since inception as of May 1, 1997
** Investment operations commenced with respect to Class IA Shares on November 24, 1998


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1999
(Invested at Inception)



                  WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO


                               [GRAPHIC OMITTED]


     Portfolio Class IB Shares ($10,914)
     Russell 2000 ($15,207)

     5/1/1997    $10,000          $10,000
     97          $11,915          $12,868
     98          $10,721          $12,541
     99          $10,914          $15,207

EQ ADVISORS TRUST
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1999

                                                                       ALLIANCE
                                                                      AGGRESSIVE          ALLIANCE
                                                                        STOCK             BALANCED
                                                                      PORTFOLIO          PORTFOLIO
                                                                  ----------------- -------------------
ASSETS:
Investments at value (Note 1) ...................................  $4,601,133,671     $ 2,115,388,050
Cash* ...........................................................              --           4,547,316
Receivable for securities sold ..................................       3,937,288           9,460,599
Unrealized appreciation of forward foreign currency contracts
 (Note 1) .......................................................              --                 279
Short-term investments held as collateral for loaned
 securities .....................................................     522,983,046         266,864,751
Receivable from Separate Accounts for Trust shares sold .........       3,315,643              73,859
Receivable for forward commitments ..............................              --                  --
Variation margin receivable on futures contracts ................              --                  --
Receivable from investment manager ..............................              --                  --
Dividends, interest and other receivables .......................       2,669,877          11,627,468
Deferred organizational costs (Note 1) ..........................              --                  --
Other assets (Note 3) ...........................................          62,600              30,785
                                                                   --------------     ---------------
 Total assets ...................................................   5,134,102,125       2,407,993,107
                                                                   --------------     ---------------
LIABILITIES:
Options written at value (Premiums received: Alliance
 Common Stock Portfolio--$262,416,322) (Note 1)..................              --                  --
Payable to custodian ............................................             549                  --
Payable for securities purchased ................................       3,744,244           2,703,342
Unrealized depreciation of forward foreign currency contracts
 (Note 1) .......................................................              --               5,880
Collateral held for loaned securities ...........................     522,983,046         266,864,751
Variation margin payable on futures contracts (Note 1) ..........              --                  --
Distribution fees payable .......................................          47,281               2,124
Investment management/advisory fees payable .....................       2,011,106             717,930
Trustees' fees payable ..........................................         183,498              95,756
Payable to Separate Accounts for Trust shares redeemed ..........       2,692,931             453,451
Forward commitments at value (Note 1) ...........................              --                  --
Overdraft payable ...............................................          62,328                  --
Foreign Tax Payable .............................................              --                  --
Accrued expenses (Note 1) .......................................         234,350             136,015
                                                                   --------------     ---------------
 Total liabilities ..............................................     531,959,333         270,979,249
                                                                   --------------     ---------------
NET ASSETS ......................................................  $4,602,142,792     $ 2,137,013,858
                                                                   ==============     ===============
Investments at cost .............................................  $4,001,338,972     $ 1,777,024,071
                                                                   ==============     ===============
*Foreign Cash ...................................................  $           --     $     4,293,398
                                                                   ==============     ===============
COMPONENTS OF NET ASSETS (NOTE 1):
 Paid in capital ................................................  $3,818,538,430     $ 1,755,779,053
 Accumulated undistributed (overdistributed) net
  investment income .............................................        (182,095)            283,628
 Accumulated undistributed net realized gain (loss) .............     183,991,758          42,577,576
 Unrealized appreciation (depreciation) on investments and
  foreign currency denominated assets and liabilities ...........     599,794,699         338,373,601
                                                                   --------------     ---------------
NET ASSETS ......................................................  $4,602,142,792     $ 2,137,013,858
                                                                   ==============     ===============
CLASS IA SHARES:
Net Assets ......................................................  $4,368,877,342     $ 2,126,312,632
                                                                   ==============     ===============
Shares outstanding (Unlimited amount authorized:
 no par value) ..................................................     114,946,671         110,837,019
                                                                   ==============     ===============
Net asset value, offering and redemption price per share
 (Note 1) .......................................................  $        38.01     $         19.18
                                                                   ==============     ===============
CLASS IB SHARES:
Net Assets ......................................................  $  233,265,450     $    10,701,226
                                                                   ==============     ===============
Shares outstanding (Unlimited amount authorized:
 no par value) ..................................................       6,166,468             558,833
                                                                   ==============     ===============
Net asset value, offering and redemption price per share
 (Note 1) .......................................................  $        37.83     $         19.15
                                                                   ==============     ===============

                                                                        ALLIANCE           ALLIANCE
                                                                         COMMON          CONSERVATIVE        ALLIANCE
                                                                          STOCK            INVESTORS       EQUITY INDEX
                                                                        PORTFOLIO          PORTFOLIO        PORTFOLIO
                                                                  -------------------- ---------------- -----------------
ASSETS:
Investments at value (Note 1) ...................................   $ 16,962,801,466     $472,538,903    $2,635,825,811
Cash* ...........................................................            648,780          283,125         1,413,338
Receivable for securities sold ..................................         63,678,109          232,035                --
Unrealized appreciation of forward foreign currency contracts
 (Note 1) .......................................................                 --               --                --
Short-term investments held as collateral for loaned
 securities .....................................................        947,429,007       57,562,696        82,358,080
Receivable from Separate Accounts for Trust shares sold .........         26,452,651          554,977         3,927,899
Receivable for forward commitments ..............................                 --               --                --
Variation margin receivable on futures contracts ................                 --               --            24,650
Receivable from investment manager ..............................                 --               --                --
Dividends, interest and other receivables .......................         11,683,250        3,218,225         2,532,624
Deferred organizational costs (Note 1) ..........................                 --               --                --
Other assets (Note 3) ...........................................            230,868            6,872            26,816
                                                                    ----------------     ------------    --------------
 Total assets ...................................................     18,012,924,131      534,396,833     2,726,109,218
                                                                    ----------------     ------------    --------------
LIABILITIES:
Options written at value (Premiums received: Alliance
 Common Stock Portfolio--$262,416,322) (Note 1)..................        423,468,488               --                --
Payable to custodian ............................................                 --               --            11,851
Payable for securities purchased ................................         40,986,189          234,188         2,222,323
Unrealized depreciation of forward foreign currency contracts
 (Note 1) .......................................................              8,949               --                --
Collateral held for loaned securities ...........................        947,429,007       57,562,696        82,358,080
Variation margin payable on futures contracts (Note 1) ..........                 --               --                --
Distribution fees payable .......................................            329,529           16,397             2,122
Investment management/advisory fees payable .....................          4,814,544          187,658           638,538
Trustees' fees payable ..........................................            396,528           15,569            12,356
Payable to Separate Accounts for Trust shares redeemed ..........            849,215          293,440         1,185,710
Forward commitments at value (Note 1) ...........................                 --               --                --
Overdraft payable ...............................................                 --               --                --
Foreign Tax Payable .............................................                 --               --                --
Accrued expenses (Note 1) .......................................          1,080,385           43,453           208,391
                                                                    ----------------     ------------    --------------
 Total liabilities ..............................................      1,419,362,834       58,353,401        86,639,371
                                                                    ----------------     ------------    --------------
NET ASSETS ......................................................   $ 16,593,561,297     $476,043,432    $2,639,469,847
                                                                    ================     ============    ==============
Investments at cost .............................................   $ 12,358,769,572     $431,625,277    $1,734,434,168
                                                                    ================     ============    ==============
*Foreign Cash ...................................................   $        228,917     $     10,488    $           --
                                                                    ================     ============    ==============
COMPONENTS OF NET ASSETS (NOTE 1):
 Paid in capital ................................................   $ 11,465,413,916     $433,268,115    $1,738,073,420
 Accumulated undistributed (overdistributed) net
  investment income .............................................          5,265,440          (15,419)          (11,525)
 Accumulated undistributed net realized gain (loss) .............        679,922,580        1,894,911          (205,966)
 Unrealized appreciation (depreciation) on investments and
  foreign currency denominated assets and liabilities ...........      4,442,959,361       40,895,825       901,613,918
                                                                    ----------------     ------------    --------------
NET ASSETS ......................................................   $ 16,593,561,297     $476,043,432    $2,639,469,847
                                                                    ================     ============    ==============
CLASS IA SHARES:
Net Assets ......................................................   $ 14,951,495,148     $394,488,790    $2,618,538,992
                                                                    ================     ============    ==============
Shares outstanding (Unlimited amount authorized:
 no par value) ..................................................        571,367,270       31,429,985        88,542,301
                                                                    ================     ============    ==============
Net asset value, offering and redemption price per share
 (Note 1) .......................................................   $          26.17     $      12.55    $        29.57
                                                                    ================     ============    ==============
CLASS IB SHARES:
Net Assets ......................................................   $  1,642,066,149     $ 81,554,642    $   20,930,855
                                                                    ================     ============    ==============
Shares outstanding (Unlimited amount authorized:
 no par value) ..................................................         63,036,195        6,518,706           709,594
                                                                    ================     ============    ==============
Net asset value, offering and redemption price per share
 (Note 1) .......................................................   $          26.05     $      12.51    $        29.50
                                                                    ================     ============    ==============

See Notes to Financial Statements.

                                                                                         ALLIANCE
                      ALLIANCE         ALLIANCE                                        INTERMEDIATE
    ALLIANCE         GROWTH AND         GROWTH         ALLIANCE          ALLIANCE       GOVERNMENT      ALLIANCE        ALLIANCE
     GLOBAL            INCOME         INVESTORS         GLOBAL          HIGH YIELD      SECURITIES   INTERNATIONAL    MONEY MARKET
    PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
----------------  ---------------  --------------  ----------------  ---------------  -------------  -------------  ---------------
$  1,997,134,095  $ 1,551,778,721  $2,690,002,883  $  1,997,134,095  $   550,415,018  $ 237,763,472  $ 284,778,123  $ 1,426,704,896
              --               --              --                --           52,903             --             --               --
       2,420,715        3,415,137       2,073,835         2,420,715               --      9,124,219      1,953,817               --

              --               --              --                --               --             --          2,963               --
      75,685,155       58,359,700     251,572,866        75,685,155               --     26,954,524     13,185,182               --
       2,805,922        2,909,408       2,110,665         2,805,922          130,370        159,896        936,675        7,266,648
              --               --              --                --               --             --             --               --
              --               --              --                --               --             --             --               --
              --               --              --                --               --             --             --               --
       1,294,128        2,256,880       8,730,350         1,294,128       17,543,612      2,067,035        529,469       14,095,239
              --               --              --                --               --             --             --               --
          26,700           21,114          37,174            26,700            8,536          3,068        164,759           20,089
----------------  ---------------  --------------  ----------------  ---------------  -------------  -------------  ---------------
   2,079,366,715    1,618,740,960   2,954,527,773     2,079,366,715      568,150,439    276,072,214    301,550,988    1,448,086,872
----------------  ---------------  --------------  ----------------  ---------------  -------------  -------------  ---------------

              --               --              --                --               --             --             --               --
              --               --              --                --               --             --             --               --
      10,611,192       55,551,716       2,196,807        10,611,192               --     46,118,661         77,606               --
          70,406               --              --            70,406               --             --          2,173               --
      75,685,155       58,359,700     251,572,866        75,685,155               --     26,954,524     13,185,182               --
              --               --              --                --               --             --             --               --
          22,667           52,071          39,872            22,667           93,142          9,569          3,265          199,533
       1,192,396          660,629       1,107,090         1,192,396          305,615         86,122        210,564          396,242
          45,651           15,728          58,502            45,651           13,452          7,365          5,736           40,913
         661,836          702,889         683,134           661,836        1,129,812         90,860         53,007        3,584,345
              --               --              --                --               --             --             --               --
         738,199               --          69,044           738,199               --          8,099        384,285           41,912
              --               --              --                --               --             --             --               --
         102,591          116,517         163,827           102,591           26,198         22,474        111,830          123,343
----------------  ---------------  --------------  ----------------  ---------------  -------------  -------------  ---------------
      89,130,093      115,459,250     255,891,142        89,130,093        1,568,219     73,297,674     14,033,648        4,386,288
----------------  ---------------  --------------  ----------------  ---------------  -------------  -------------  ---------------
$  1,990,236,622  $ 1,503,281,710  $2,698,636,631  $  1,990,236,622  $   566,582,220  $ 202,774,540  $ 287,517,340  $ 1,443,700,584
================  ===============  ==============  ================  ===============  =============  =============  ===============
$  1,384,421,388  $ 1,392,294,104  $2,098,085,157  $  1,384,421,388  $   629,526,068  $ 240,510,818  $ 214,858,732  $ 1,426,445,338
================  ===============  ==============  ================  ===============  =============  =============  ===============
$             --  $            --  $           --  $             --  $            --  $          --  $          --  $            --
================  ===============  ==============  ================  ===============  =============  =============  ===============
$  1,260,209,023  $ 1,277,450,346  $2,082,514,889  $  1,260,209,023  $   752,930,619  $ 217,424,841  $ 205,070,230  $ 1,443,167,353

       1,207,650          537,090        (283,237)        1,207,650       (2,551,850)        (7,295)       522,334          273,673
     117,258,995       65,809,657      25,174,159       117,258,995     (104,824,395)   (11,895,660)    12,004,830               --

     611,560,954      159,484,617     591,230,820       611,560,954      (78,972,154)    (2,747,346)    69,919,946          259,558
----------------  ---------------  --------------  ----------------  ---------------  -------------  -------------  ---------------
$  1,990,236,622  $ 1,503,281,710  $2,698,636,631  $  1,990,236,622  $   566,582,220  $ 202,774,540  $ 287,517,340  $ 1,443,700,584
================  ===============  ==============  ================  ===============  =============  =============  ===============
$  1,869,184,915  $ 1,241,618,793  $2,495,786,632  $  1,869,184,915  $   336,292,079  $ 156,863,750  $ 268,540,592  $   883,987,930
================  ===============  ==============  ================  ===============  =============  =============  ===============

      74,299,122       68,081,261     110,577,373        74,299,122       45,262,866     17,089,062     17,866,596       85,972,336
================  ===============  ==============  ================  ===============  =============  =============  ===============

$          25.16  $         18.24  $        22.57  $          25.16  $          7.43  $        9.18  $       15.03  $         10.28
================  ===============  ==============  ================  ===============  =============  =============  ===============
$    121,051,707  $   261,662,917  $  202,849,999  $    121,051,707  $   230,290,141  $  45,910,790  $  18,976,748  $   559,712,654
================  ===============  ==============  ================  ===============  =============  =============  ===============

       4,832,505       14,405,946       9,012,916         4,832,505       31,121,723      5,016,493      1,268,251       54,630,225
================  ===============  ==============  ================  ===============  =============  =============  ===============

$          25.05  $         18.16  $        22.51  $          25.05  $          7.40  $        9.15  $       14.96  $         10.25
================  ===============  ==============  ================  ===============  =============  =============  ===============


EQ ADVISORS TRUST
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1999

                                                                    EQ/ALLIANCE
                                                                      PREMIER         ALLIANCE
                                                                       GROWTH       QUALITY BOND
                                                                     PORTFOLIO        PORTFOLIO
                                                                  --------------- ----------------
ASSETS:
Investments at value (Note 1) ...................................  $474,510,407    $ 327,072,840
Cash* ...........................................................            --               --
Receivable for securities sold ..................................            --            1,016
Unrealized appreciation of forward foreign currency contracts
 (Note 1) .......................................................            --               --
Short-term investments held as collateral for loaned
 securities .....................................................    29,758,400       94,313,090
Receivable from Separate Accounts for Trust shares sold .........     5,858,522          146,338
Receivable for forward commitments ..............................            --               --
Variation margin receivable on futures contracts ................            --               --
Receivable from investment manager. .............................            --               --
Dividends, interest and other receivables .......................       247,689        4,014,676
Deferred organizational costs (Note 1) ..........................            --               --
Other assets (Note 3) ...........................................         4,790            5,144
                                                                   ------------    -------------
 Total assets ...................................................   510,379,808      425,553,104
                                                                   ------------    -------------
LIABILITIES:
Options written at value (Premiums received: Alliance
 Common Stock Portfolio -- $262,416,322) (Note 1)................            --               --
Payable to custodian ............................................        14,221               --
Payable for securities purchased ................................            --               --
Unrealized depreciation of forward foreign currency contracts
 (Note 1) .......................................................            --               --
Collateral held for loaned securities ...........................    29,758,400       94,313,090
Variation margin payable on futures contracts (Note 1) ..........            --               --
Distribution fees payable .......................................        80,124              141
Investment management/advisory fees payable .....................       187,174          151,434
Trustees' fees payable ..........................................         4,754            8,430
Payable to Separate Accounts for Trust shares redeemed ..........            --           65,122
Forward commitments at value (Note 1) ...........................            --               --
Overdraft payable ...............................................        27,136               --
Foreign Tax Payable. ............................................            --               --
Accrued expenses (Note 1) .......................................       151,165           25,787
                                                                   ------------    -------------
 Total liabilities ..............................................    30,222,974       94,564,004
                                                                   ------------    -------------
NET ASSETS ......................................................  $480,156,834    $ 330,989,100
                                                                   ============    =============
Investments at cost .............................................  $427,512,835    $ 341,028,274
                                                                   ============    =============
*Foreign Cash ...................................................  $         --    $          --
                                                                   ============    =============
COMPONENTS OF NET ASSETS (NOTE 1):
 Paid in capital ................................................  $429,167,366    $ 353,683,291
 Accumulated undistributed (overdistributed) net
  investment income .............................................           (38)       1,661,319
 Accumulated undistributed net realized gain (loss) .............     3,991,934      (10,400,002)
 Unrealized appreciation (depreciation) on investments and
  foreign currency denominated assets and liabilities ...........    46,997,572      (13,955,508)
                                                                   ------------    -------------
NET ASSETS ......................................................  $480,156,834    $ 330,989,100
                                                                   ============    =============
CLASS IA SHARES:
Net Assets ......................................................  $ 28,833,753    $ 329,895,407
                                                                   ============    =============
Shares outstanding (Unlimited amount authorized:
 no par value) ..................................................     2,428,950       36,230,610
                                                                   ============    =============
Net asset value, offering and redemption price per share
 (Note 1) .......................................................  $      11.87    $        9.11
                                                                   ============    =============
CLASS IB SHARES:
Net Assets ......................................................  $451,323,081    $   1,093,693
                                                                   ============    =============
Shares outstanding (Unlimited amount authorized:
 no par value) ..................................................    38,042,688          120,307
                                                                   ============    =============
Net asset value, offering and redemption price per share
 (Note 1) .......................................................  $      11.86    $        9.09
                                                                   ============    =============



                                                                      ALLIANCE            BT              BT
                                                                     SMALL CAP        EQUITY 500     INTERNATIONAL
                                                                       GROWTH           INDEX        EQUITY INDEX
                                                                     PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                                  --------------- ----------------- --------------
ASSETS:
Investments at value (Note 1) ...................................  $ 439,261,638    $ 681,107,852    $ 94,938,815
Cash* ...........................................................             --               --       3,230,649
Receivable for securities sold ..................................      1,004,087           19,568              --
Unrealized appreciation of forward foreign currency contracts
 (Note 1) .......................................................             --               --          36,464
Short-term investments held as collateral for loaned
 securities .....................................................             --       12,886,204       5,175,317
Receivable from Separate Accounts for Trust shares sold .........        853,653        2,288,929          96,746
Receivable for forward commitments ..............................             --               --              --
Variation margin receivable on futures contracts ................             --           14,189             796
Receivable from investment manager. .............................             --               --              --
Dividends, interest and other receivables .......................         81,242          634,838          65,643
Deferred organizational costs (Note 1) ..........................             --           18,807          18,807
Other assets (Note 3) ...........................................         37,458           11,776          91,235
                                                                   -------------    -------------    ------------
 Total assets ...................................................    441,238,078      696,982,163     103,654,472
                                                                   -------------    -------------    ------------
LIABILITIES:
Options written at value (Premiums received: Alliance
 Common Stock Portfolio -- $262,416,322) (Note 1)................             --               --              --
Payable to custodian ............................................             --           34,134          33,090
Payable for securities purchased ................................      6,402,995          181,156           2,940
Unrealized depreciation of forward foreign currency contracts
 (Note 1) .......................................................             --               --          44,571
Collateral held for loaned securities ...........................             --       12,886,204       5,175,317
Variation margin payable on futures contracts (Note 1) ..........             --               --              --
Distribution fees payable .......................................         32,043          134,593          17,628
Investment management/advisory fees payable .....................        299,387            5,031          33,417
Trustees' fees payable ..........................................          2,402            8,927           1,602
Payable to Separate Accounts for Trust shares redeemed ..........     31,145,125              147          18,481
Forward commitments at value (Note 1) ...........................             --               --              --
Overdraft payable ...............................................          2,210           27,673              --
Foreign Tax Payable. ............................................             --               --              --
Accrued expenses (Note 1) .......................................         23,802          160,596         117,254
                                                                   -------------    -------------    ------------
 Total liabilities ..............................................     37,907,964       13,438,461       5,444,300
                                                                   -------------    -------------    ------------
NET ASSETS ......................................................  $ 403,330,114    $ 683,543,702    $ 98,210,172
                                                                   =============    =============    ============
Investments at cost .............................................  $ 344,854,269    $ 578,267,770    $ 74,893,289
                                                                   =============    =============    ============
*Foreign Cash ...................................................  $          --    $          --    $  3,227,708
                                                                   =============    =============    ============
COMPONENTS OF NET ASSETS (NOTE 1):
 Paid in capital ................................................  $ 320,721,234    $ 580,264,134    $ 76,366,874
 Accumulated undistributed (overdistributed) net
  investment income .............................................         (2,292)          22,663        (102,705)
 Accumulated undistributed net realized gain (loss) .............    (11,796,197)         336,586       1,314,060
 Unrealized appreciation (depreciation) on investments and
  foreign currency denominated assets and liabilities ...........     94,407,369      102,920,319      20,631,943
                                                                   -------------    -------------    ------------
NET ASSETS ......................................................  $ 403,330,114    $ 683,543,702    $ 98,210,172
                                                                   =============    =============    ============
CLASS IA SHARES:
Net Assets ......................................................  $ 240,999,587    $          --    $  3,628,946
                                                                   =============    =============    ============
Shares outstanding (Unlimited amount authorized:
 no par value) ..................................................     15,954,389               --         244,316
                                                                   =============    =============    ============
Net asset value, offering and redemption price per share
 (Note 1) .......................................................  $       15.11    $          --    $      14.85
                                                                   =============    =============    ============
CLASS IB SHARES:
Net Assets ......................................................  $ 162,330,527    $ 683,543,702    $ 94,581,226
                                                                   =============    =============    ============
Shares outstanding (Unlimited amount authorized:
 no par value) ..................................................     10,799,518       46,035,945       6,361,218
                                                                   =============    =============    ============
Net asset value, offering and redemption price per share
 (Note 1) .......................................................  $       15.03    $       14.85    $      14.87
                                                                   =============    =============    ============

See Notes to Financial Statements

      BT
     SMALL           CALVERT           CAPITAL           CAPITAL          CAPITAL
    COMPANY          SOCIALLY          GUARDIAN         GUARDIAN          GUARDIAN                        EQ/EVERGREEN
     INDEX         RESPONSIBLE      INTERNATIONAL       RESEARCH        U.S. EQUITY      EQ/EVERGREEN      FOUNDATION
   PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO        PORTFOLIO         PORTFOLIO       PORTFOLIO
--------------   ---------------   ---------------   --------------   ---------------   --------------   -------------
 $59,779,339       $ 2,645,826       $51,435,242      $34,242,683       $68,222,330       $4,845,853      $ 8,968,809
          --                --            21,515          287,309           725,214               --               --
      63,993                --                --               --                --               --               --

          --                --             6,279               --                --               --               --

   5,954,593                --         1,269,400        2,186,000         4,594,706           43,450        1,819,204
     104,920               801           766,602          529,259           420,849           43,374           16,625
          --                --                --               --                --               --               --
       3,400                --                --               --                --               --               --
       9,962            27,668                --               --                --            1,706            1,231
      66,081             1,203            35,979           26,623            69,856            3,800           38,637
      18,807                --                --               --                --               --               --
         816                34               727              625             1,024              291              325
 -----------       -----------       -----------      -----------       -----------       ----------      -----------
  66,001,911         2,675,532        53,535,744       37,272,499        74,033,979        4,938,474       10,844,831
 -----------       -----------       -----------      -----------       -----------       ----------      -----------

          --                --                --               --                --               --               --
      37,612            13,065            19,867            7,070             7,005            6,092            1,500
       2,100            17,760            12,532        1,136,138         1,878,351           60,514          106,603

          --                --           113,281               --                --               --               --
   5,954,593                --         1,269,400        2,186,000         4,594,706           43,450        1,819,204
         806                --                --               --                --               --               --
      17,911               543             9,283            6,398            13,048              735            1,584
          --                --            36,135           18,102            41,091               --               --
       1,270                60               668              508               861               62              163
          --                --                68               14                --            4,299           19,989
          --                --                --               --                --               --               --
      27,420             7,466                --               --                --              100              110
          --                --                --               --                --               --               --
      29,285            14,494            25,350           14,812            26,492            5,127            8,693
 -----------       -----------       -----------      -----------       -----------       ----------      -----------
   6,070,997            53,388         1,486,584        3,369,042         6,561,554          120,379        1,957,846
 -----------       -----------       -----------      -----------       -----------       ----------      -----------
 $59,930,914       $ 2,622,144       $52,049,160      $33,903,457       $67,472,425       $4,818,095      $ 8,886,985
 ===========       ===========       ===========      ===========       ===========       ==========      ===========
 $53,869,361       $ 2,495,737       $40,264,221      $32,163,530       $65,746,477       $4,346,094      $ 8,273,293
 ===========       ===========       ===========      ===========       ===========       ==========      ===========
 $        --       $        --       $     6,059      $        --       $        --       $       --      $        --
 ===========       ===========       ===========      ===========       ===========       ==========      ===========

 $54,111,038       $ 2,446,950       $41,169,352      $31,860,942       $65,088,953       $4,533,412      $ 8,463,690

      18,621                --           (84,006)             (19)              (23)             250            1,033
    (131,191)           25,105          (100,351)         (36,619)          (92,358)        (215,326)        (273,254)

   5,932,446           150,089        11,064,165        2,079,153         2,475,853          499,759          695,516
 -----------       -----------       -----------      -----------       -----------       ----------      -----------
 $59,930,914       $ 2,622,144       $52,049,160      $33,903,457       $67,472,425       $4,818,095      $ 8,886,985
 ===========       ===========       ===========      ===========       ===========       ==========      ===========
 $        --       $        --       $        --      $        --       $        --       $       --      $        --
 ===========       ===========       ===========      ===========       ===========       ==========      ===========

          --                --                --               --                --               --               --
 ===========       ===========       ===========      ===========       ===========       ==========      ===========

 $        --       $        --       $        --      $        --       $        --       $       --      $        --
 ===========       ===========       ===========      ===========       ===========       ==========      ===========
 $59,930,914       $ 2,622,144       $52,049,160      $33,903,457       $67,472,425       $4,818,095      $ 8,886,985
 ===========       ===========       ===========      ===========       ===========       ==========      ===========

   5,521,937           243,789         3,691,108        3,172,332         6,540,059          440,803          836,947
 ===========       ===========       ===========      ===========       ===========       ==========      ===========

 $     10.85       $     10.76       $     14.10      $     10.69       $     10.32       $    10.93      $     10.62
 ===========       ===========       ===========      ===========       ===========       ==========      ===========

EQ ADVISORS TRUST
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1999

                                                                                       LAZARD
                                                                        JPM          LARGE CAP
                                                                     CORE BOND         VALUE
                                                                     PORTFOLIO       PORTFOLIO
                                                                  --------------- ---------------
ASSETS:
Investments at value (Note 1) ...................................  $185,376,223    $133,137,887
Cash* ...........................................................        16,017              --
Receivable for securities sold ..................................           224              --
Unrealized appreciation of forward foreign currency contracts
 (Note 1) .......................................................            --              --
Short-term investments held as collateral for loaned
 securities .....................................................    19,519,974       3,883,830
Receivable from Separate Accounts for Trust shares sold .........       236,555         327,252
Receivable for forward commitments ..............................     5,239,892              --
Variation margin receivable on futures contracts ................        52,937              --
Receivable from investment manager. .............................            --              --
Dividends, interest and other receivables .......................     1,710,781         154,497
Deferred organizational costs (Note 1) ..........................        18,807          18,807
Other assets (Note 3) ...........................................         3,280           2,570
                                                                   ------------    ------------
  Total assets ..................................................   212,174,690     137,524,843
                                                                   ------------    ------------
Liabilities:
Options written at value (Premiums received: Alliance
 Common Stock Portfolio -- $262,416,322) (Note 1)................            --              --
Payable to custodian ............................................        11,769           6,133
Payable for securities purchased ................................    30,722,879              --
Unrealized depreciation of forward foreign currency contracts
 (Note 1) .......................................................            --              --
Collateral held for loaned securities ...........................    19,519,974       3,883,830
Variation margin payable on futures contracts (Note 1) ..........            --              --
Distribution fees payable .......................................        32,369          26,884
Investment management/advisory fees payable .....................        44,695          54,706
Trustees' fees payable ..........................................         1,863           2,581
Payable to Separate Accounts for Trust shares redeemed ..........            --              --
Forward commitments at value (Note 1) ...........................     5,207,388              --
Overdraft payable ...............................................            --              --
Foreign Tax Payable. ............................................            --              --
Accrued expenses (Note 1) .......................................        52,576          47,541
                                                                   ------------    ------------
  Total liabilities .............................................    55,593,513       4,021,675
                                                                   ------------    ------------
NET ASSETS ......................................................  $156,581,177    $133,503,168
                                                                   ============    ============
Investments at cost .............................................  $189,826,734    $127,008,399
                                                                   ============    ============
*Foreign Cash ...................................................  $         --    $         --
                                                                   ============    ============
COMPONENTS OF NET ASSETS (NOTE 1):
 Paid in capital ................................................  $165,415,563    $128,090,343
 Accumulated undistributed (overdistributed) net
  investment income .............................................        30,694            (761)
 Accumulated undistributed net realized gain (loss) .............    (4,656,858)       (715,902)
 Unrealized appreciation (depreciation) on investments and
  foreign currency denominated assets and liabilities ...........    (4,208,222)      6,129,488
                                                                   ------------    ------------
NET ASSETS ......................................................  $156,581,177    $133,503,168
                                                                   ============    ============
CLASS IA SHARES:
Net Assets ......................................................  $         --    $         --
                                                                   ============    ============
Shares outstanding (Unlimited amount authorized:
 no par value) ..................................................            --              --
                                                                   ============    ============
Net asset value, offering and redemption price per share
 (Note 1) .......................................................  $         --    $         --
                                                                   ============    ============
CLASS IB SHARES:
Net Assets ......................................................  $156,581,177    $133,503,168
                                                                   ============    ============
Shares outstanding (Unlimited amount authorized:
 no par value) ..................................................    15,777,166      11,065,733
                                                                   ============    ============
Net asset value, offering and redemption price per share
 (Note 1) .......................................................  $       9.92    $      12.06
                                                                   ============    ============



                                                                      LAZARD      MERRILL LYNCH   MERRILL LYNCH
                                                                     SMALL CAP     BASIC VALUE        WORLD
                                                                       VALUE          EQUITY        STRATEGY
                                                                     PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                                  -------------- --------------- --------------
ASSETS:
Investments at value (Note 1) ...................................  $72,523,000    $299,166,904    $35,623,489
Cash* ...........................................................           --              --         27,779
Receivable for securities sold ..................................           --              96        208,880
Unrealized appreciation of forward foreign currency contracts
 (Note 1) .......................................................           --              --             --
Short-term investments held as collateral for loaned
 securities .....................................................    4,231,870       8,102,900      1,749,235
Receivable from Separate Accounts for Trust shares sold .........       76,224         981,649         15,405
Receivable for forward commitments ..............................           --              --             --
Variation margin receivable on futures contracts ................           --              --             --
Receivable from investment manager. .............................           --              --             --
Dividends, interest and other receivables .......................       86,615         516,030        110,859
Deferred organizational costs (Note 1) ..........................       18,807          14,679         14,679
Other assets (Note 3) ...........................................        1,402           5,502            785
                                                                   -----------    ------------    -----------
  Total assets ..................................................   76,937,918     308,787,760     37,751,111
                                                                   -----------    ------------    -----------
Liabilities:
Options written at value (Premiums received: Alliance
 Common Stock Portfolio -- $262,416,322) (Note 1)................           --              --             --
Payable to custodian ............................................        8,483           9,077         24,329
Payable for securities purchased ................................           --              --        205,724
Unrealized depreciation of forward foreign currency contracts
 (Note 1) .......................................................           --              --             --
Collateral held for loaned securities ...........................    4,231,870       8,102,900      1,749,235
Variation margin payable on futures contracts (Note 1) ..........           --              --             --
Distribution fees payable .......................................       14,154          59,059          6,774
Investment management/advisory fees payable .....................       41,901          79,265         17,366
Trustees' fees payable ..........................................        1,184           7,974          2,758
Payable to Separate Accounts for Trust shares redeemed ..........           --              --         22,992
Forward commitments at value (Note 1) ...........................           --              --             --
Overdraft payable ...............................................        2,814              96             --
Foreign Tax Payable. ............................................           --              --             --
Accrued expenses (Note 1) .......................................       30,449          62,784             --
                                                                   -----------    ------------    -----------
  Total liabilities .............................................    4,330,855       8,321,155      2,029,178
                                                                   -----------    ------------    -----------
NET ASSETS ......................................................  $72,607,063    $300,466,605    $35,721,933
                                                                   ===========    ============    ===========
Investments at cost .............................................  $73,318,323    $290,909,977    $29,559,815
                                                                   ===========    ============    ===========
*Foreign Cash ...................................................  $        --    $         --    $    36,292
                                                                   ===========    ============    ===========
COMPONENTS OF NET ASSETS (NOTE 1):
 Paid in capital ................................................  $74,099,399    $284,328,832    $29,540,352
 Accumulated undistributed (overdistributed) net
  investment income .............................................        9,509            (669)       (63,774)
 Accumulated undistributed net realized gain (loss) .............     (706,522)      7,881,515        184,343
 Unrealized appreciation (depreciation) on investments and
  foreign currency denominated assets and liabilities ...........     (795,323)      8,256,927      6,061,012
                                                                   -----------    ------------    -----------
NET ASSETS ......................................................  $72,607,063    $300,466,605    $35,721,933
                                                                   ===========    ============    ===========
CLASS IA SHARES:
Net Assets ......................................................  $        --    $         --    $        --
                                                                   ===========    ============    ===========
Shares outstanding (Unlimited amount authorized:
 no par value) ..................................................           --              --             --
                                                                   ===========    ============    ===========
Net asset value, offering and redemption price per share
 (Note 1) .......................................................  $        --    $         --    $        --
                                                                   ===========    ============    ===========
CLASS IB SHARES:
Net Assets ......................................................  $72,607,063    $300,466,605    $35,721,933
                                                                   ===========    ============    ===========
Shares outstanding (Unlimited amount authorized:
 no par value) ..................................................    7,788,096      21,841,453      2,751,393
                                                                   ===========    ============    ===========
Net asset value, offering and redemption price per share
 (Note 1) .......................................................  $      9.32    $      13.76    $     12.98
                                                                   ===========    ============    ===========

See Notes to Financial Statements.

                                                     MORGAN STANLEY
        MFS               MFS                           EMERGING                        EQ/PUTNAM         EQ/PUTNAM
  EMERGING GROWTH     GROWTH WITH         MFS           MARKETS        EQ/PUTNAM     GROWTH & INCOME    INTERNATIONAL
     COMPANIES           INCOME         RESEARCH         EQUITY         BALANCED          VALUE            EQUITY
     PORTFOLIO         PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO         PORTFOLIO
------------------- --------------- --------------- --------------- --------------- ----------------- ----------------
  $ 1,718,768,064    $109,405,984    $685,769,260    $181,494,597    $104,590,027     $ 543,902,235     $298,313,586
               --          92,876              --      10,665,330           4,121                --               --
          511,865              --       1,759,642             468         382,189               638        1,843,880

               --              --              --              --              --                --            2,905

       92,090,701       3,060,765      41,989,584              --       3,383,219        13,281,780       25,961,525
        7,151,124         427,885       1,100,415       1,382,474         223,065           287,810        1,415,580
               --              --              --              --              --                --               --
               --              --              --              --              --                --               --
               --              --              --              --              --                --               --
           98,152          76,885         350,209         266,733         664,766           950,967          357,659
           14,679              --          14,679          16,595          14,679            14,679           14,679
           21,920           1,746          12,302          90,807           2,154            11,850            4,696
  ---------------    ------------    ------------    ------------    ------------     -------------     ------------
    1,818,656,505     113,066,141     730,996,091     193,917,004     109,264,220       558,449,959      327,914,510
  ---------------    ------------    ------------    ------------    ------------     -------------     ------------


               --              --              --              --              --                --               --
           23,921          17,095          25,753         200,386          23,056            20,833           88,732
       13,447,909          84,508       2,818,885         580,313         759,345            95,309        2,168,454

               --             634              --              --              --                --            3,422
       92,090,701       3,060,765      41,989,584              --       3,383,219        13,281,780       25,961,525
               --              --              --              --              --                --               --
          289,817          20,096         131,844          34,794          22,024           110,739           56,064
          446,601          20,460         186,079         116,107          36,526           143,689          142,209
           23,415           1,253          15,836           2,882           3,813            16,905            8,786
           37,899              --         351,915             382          37,155           362,703               14
               --              --              --              --              --                --               --
          148,766              --          92,010              --              --            49,803          265,604
               --              --              --       1,352,509              --                --               --
          263,926          33,139         114,679          48,796          22,242            97,272           60,842
  ---------------    ------------    ------------    ------------    ------------     -------------     ------------
      106,772,955       3,237,950      45,726,585       2,336,169       4,287,380        14,179,033       28,755,652
  ---------------    ------------    ------------    ------------    ------------     -------------     ------------
  $ 1,711,883,550    $109,828,191    $685,269,506    $191,580,835    $104,976,840     $ 544,270,926     $299,158,858
  ===============    ============    ============    ============    ============     =============     ============
  $ 1,046,758,065    $101,862,441    $543,525,978    $127,875,982    $106,365,748     $ 563,878,309     $207,168,412
  ===============    ============    ============    ============    ============     =============     ============
  $            48    $    228,135    $         --    $         --    $         --     $          --     $         --
  ===============    ============    ============    ============    ============     =============     ============

  $ 1,019,240,537    $104,165,131    $527,313,778    $136,105,714    $107,747,505     $ 569,936,803     $198,287,968

          (90,349)         (2,194)       (164,256)        (60,428)           (443)           (1,487)      (3,274,824)
       20,722,550      (1,878,418)     15,881,851       3,333,593        (994,594)       (5,688,316)      13,003,363

      672,010,812       7,543,672     142,238,133      52,201,956      (1,775,628)      (19,976,074)      91,142,351
  ---------------    ------------    ------------    ------------    ------------     -------------     ------------
  $ 1,711,883,550    $109,828,191    $685,269,506    $191,580,835    $104,976,840     $ 544,270,926     $299,158,858
  ===============    ============    ============    ============    ============     =============     ============
  $    46,248,311    $         --    $         --    $         --    $         --     $          --     $         --
  ===============    ============    ============    ============    ============     =============     ============

        1,687,905              --              --              --              --                --               --
  ===============    ============    ============    ============    ============     =============     ============

  $         27.40    $         --    $         --    $         --    $         --     $          --     $         --
  ===============    ============    ============    ============    ============     =============     ============
  $ 1,665,635,239    $109,828,191    $685,269,506    $191,580,835    $104,976,840     $ 544,270,926     $299,158,858
  ===============    ============    ============    ============    ============     =============     ============

       60,947,967      10,136,065      40,159,030      17,074,599       9,173,891        47,100,991       15,463,876
  ===============    ============    ============    ============    ============     =============     ============

  $         27.33    $      10.84    $      17.06    $      11.22    $      11.44     $       11.56     $      19.35
  ===============    ============    ============    ============    ============     =============     ============

EQ ADVISORS TRUST
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1999

                                                                     EQ/PUTNAM                     T. ROWE PRICE   WARBURG PINCUS
                                                                     INVESTORS     T. ROWE PRICE   INTERNATIONAL   SMALL COMPANY
                                                                       GROWTH      EQUITY INCOME       STOCK           VALUE
                                                                     PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                  --------------- --------------- --------------- ---------------
ASSETS:
Investments at value (Note 1) ...................................  $385,767,136    $279,587,820    $204,477,489    $ 151,962,110
Cash* ...........................................................            --              --       9,870,550              214
Receivable for securities sold ..................................     1,337,427         166,789              --               --
Unrealized appreciation of forward foreign currency contracts
 (Note 1) .......................................................            --              --              --               --
Short-term investments held as collateral for loaned
 securities .....................................................    11,671,440       9,119,900       4,598,483        2,963,300
Receivable from Separate Accounts for Trust shares sold .........       269,317         483,948         583,870          233,785
Receivable for forward commitments ..............................            --              --              --               --
Variation margin receivable on futures contracts ................            --              --              --               --
Receivable from investment manager. .............................            --              --              --               --
Dividends, interest and other receivables .......................       144,835         575,380         192,860          108,194
Deferred organizational costs (Note 1) ..........................        14,679          14,679          14,679           14,679
Other assets (Note 3) ...........................................         6,416           5,844           3,584            3,723
                                                                   ------------    ------------    ------------    -------------
 Total assets ...................................................   399,211,250     289,954,360     219,741,515      155,286,005
                                                                   ------------    ------------    ------------    -------------
LIABILITIES:
Options written at value (Premiums received: Alliance
 Common Stock Portfolio -- $262,416,322) (Note 1)................            --              --              --
Payable to custodian ............................................        19,827          12,980          53,313           21,824
Payable for securities purchased ................................     3,030,712       2,206,778              --               --
Unrealized depreciation of forward foreign currency contracts
 (Note 1) .......................................................            --              --              --               --
Collateral held for loaned securities ...........................    11,671,440       9,119,900       4,598,483        2,963,300
Variation margin payable on futures contracts (Note 1) ..........            --              --              --               --
Distribution fees payable .......................................        73,890          68,657          39,910           28,754
Investment management/advisory fees payable .....................       134,466         100,484         114,117           62,967
Trustees' fees payable ..........................................         9,336          10,782           8,798            9,101
Payable to Separate Accounts for Trust shares redeemed ..........            69         141,331             210          242,810
Forward commitments at value (Note 1) ...........................            --              --              --               --
Overdraft payable ...............................................           931          62,535              --               --
Foreign Tax Payable. ............................................            --              --              --               --
Accrued expenses (Note 1) .......................................        95,122          18,642          27,895               --
                                                                   ------------    ------------    ------------    -------------
 Total liabilities ..............................................    15,035,793      11,742,089       4,842,726        3,328,756
                                                                   ------------    ------------    ------------    -------------
NET ASSETS ......................................................  $384,175,457    $278,212,271    $214,898,789    $ 151,957,249
                                                                   ============    ============    ============    =============
Investments at cost .............................................  $287,473,347    $282,599,168    $149,069,839    $ 143,073,899
                                                                   ============    ============    ============    =============
*Foreign Cash ...................................................  $         --    $         --    $    421,395    $          --
                                                                   ============    ============    ============    =============
COMPONENTS OF NET ASSETS (NOTE 1):
 Paid in capital ................................................  $277,256,003    $276,565,767    $159,396,095    $ 171,025,971
 Accumulated undistributed (overdistributed) net
  investment income .............................................        (1,540)         67,548         (56,431)          30,712
 Accumulated undistributed net realized gain (loss) .............     8,627,205       4,590,230         144,189      (27,987,645)
 Unrealized appreciation (depreciation) on investments and
  foreign currency denominated assets and liabilities ...........    98,293,789      (3,011,274)     55,414,936        8,888,211
                                                                   ------------    ------------    ------------    -------------
NET ASSETS ......................................................  $384,175,457    $278,212,271    $214,898,789    $ 151,957,249
                                                                   ============    ============    ============    =============
CLASS IA SHARES:
Net Assets ......................................................  $         --    $  5,181,427    $         --    $   2,338,833
                                                                   ============    ============    ============    =============
Shares outstanding (Unlimited amount authorized:
 no par value) ..................................................            --         419,943              --          217,324
                                                                   ============    ============    ============    =============
Net asset value, offering and redemption price per share
 (Note 1) .......................................................  $         --    $      12.34    $         --    $       10.76
                                                                   ============    ============    ============    =============
CLASS IB SHARES:
Net Assets ......................................................  $384,175,457    $273,030,844    $214,898,789    $ 149,618,416
                                                                   ============    ============    ============    =============
Shares outstanding (Unlimited amount authorized:
 no par value) ..................................................    17,944,043      22,126,049      14,907,733       13,879,714
                                                                   ============    ============    ============    =============
Net asset value, offering and redemption price per share
 (Note 1) .......................................................  $      21.41    $      12.34    $      14.42    $       10.78
                                                                   ============    ============    ============    =============

See Notes to Financial Statements.

EQ ADVISORS TRUST
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 1999



                                                     ALLIANCE                         ALLIANCE        ALLIANCE
                                                    AGGRESSIVE       ALLIANCE          COMMON       CONSERVATIVE      ALLIANCE
                                                       STOCK         BALANCED          STOCK          INVESTORS     EQUITY INDEX
                                                     PORTFOLIO      PORTFOLIO        PORTFOLIO        PORTFOLIO      PORTFOLIO
                                                  -------------- --------------- ----------------- -------------- ---------------
INVESTMENT INCOME:
 Income* (Note 1):
  Dividends+ ....................................  $ 29,696,220   $  9,178,562    $  112,022,302    $ 1,158,747    $ 28,235,382
  Interest ......................................     6,581,588     52,357,856        35,080,490     16,950,168       2,035,658
  Securities lending--net .......................     1,727,788        702,547         1,732,945        154,586         148,403
                                                   ------------   ------------    --------------    -----------    ------------
    Total income ................................    38,005,596     62,238,965       148,835,737     18,263,501      30,419,443
                                                   ------------   ------------    --------------    -----------    ------------
 Expenses (Notes 1, 2, 3, 4, 5 and 7):
  Investment management fee .....................    23,118,072      8,110,873        51,373,606      2,038,794       6,630,350
  Administrative fees ...........................       144,899         73,801           515,943         20,311          87,436
  Custodian fees ................................        31,064        244,171           310,680         87,405          55,547
  Distribution fees--Class IB ...................       458,607         17,801         2,962,718        140,852          18,776
  Printing and mailing expenses .................       444,473        159,276         1,636,907         48,928         264,043
  Professional fees .............................       107,531         48,316           332,749         10,071          50,545
  SEC registration fees .........................            --             --                --             --              --
  Interest expense on loans .....................            --             --                --             --              --
  Trustees' fees ................................        65,213         24,464           176,298          4,687          25,265
  Amortization of deferred organizational
    expense .....................................            --             --                --             --              --
  Miscellaneous .................................       198,255        120,373           457,416         44,989         120,826
                                                   ------------   ------------    --------------    -----------    ------------
    Gross expenses ..............................    24,568,114      8,799,075        57,766,317      2,396,037       7,252,788
                                                   ------------   ------------    --------------    -----------    ------------
 Waivers and reimbursements: (Note 6)
  Waiver of investment management fee ...........            --             --                --             --              --
  Reimbursement from investment manager                      --             --                --             --              --
                                                   ------------   ------------    --------------    -----------    ------------
    Total waivers and reimbursements ............            --             --                --             --              --
                                                   ------------   ------------    --------------    -----------    ------------
  Net expenses ..................................    24,568,114      8,799,075        57,766,317      2,396,037       7,252,788
                                                   ------------   ------------    --------------    -----------    ------------
NET INVESTMENT INCOME (LOSS) ....................    13,437,482     53,439,890        91,069,420     15,867,464      23,166,655
                                                   ------------   ------------    --------------    -----------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1):
 Realized Gain (Loss) on:
  Securities ....................................   457,973,529    224,973,342     3,033,552,007     19,528,500         694,210
  Swap agreements ...............................            --             --                --             --              --
  Options written ...............................            --             --       (95,961,168)            --              --
  Foreign currency transactions .................            --     (1,447,242)         (815,145)      (264,200)              9
  Forward commitments ...........................            --             --                --             --              --
  Futures contracts .............................            --             --                --             --       5,422,092
                                                   ------------   ------------    --------------    -----------    ------------
 Realized gain (loss)--net ......................   457,973,529    223,526,100     2,936,775,694     19,264,300       6,116,311
                                                   ------------   ------------    --------------    -----------    ------------
 Change in Unrealized Appreciation
  (Depreciation) on:
  Securities ....................................   272,418,799     55,386,026       172,006,185      7,268,587     388,292,158
  Swap agreements ...............................            --             --                --             --              --
  Options written ...............................            --             --       114,934,282             --              --
  Foreign currency translations .................            --        (75,216)          (20,609)       (17,045)             --
  Forward commitments ...........................            --             --                --             --              --
  Futures contracts .............................            --             --                --             --        (283,049)
                                                   ------------   ------------    --------------    -----------    ------------
 Unrealized appreciation (depreciation)--net.....   272,418,799     55,310,810       286,919,858      7,251,542     388,009,109
                                                   ------------   ------------    --------------    -----------    ------------
REALIZED AND UNREALIZED GAIN (LOSS)--NET ........   730,392,328    278,836,910     3,223,695,552     26,515,842     394,125,420
                                                   ------------   ------------    --------------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS .....................................  $743,829,810   $332,276,800    $3,314,764,972    $42,383,306    $417,292,075
                                                   ============   ============    ==============    ===========    ============
*Foreign taxes withheld on dividends ............  $         --   $    298,258    $      491,779    $    46,903    $      2,476
                                                   ============   ============    ==============    ===========    ============
*Foreign taxes withheld on interest .............  $         --   $         --    $           --    $        --    $         --
                                                   ============   ============    ==============    ===========    ============
+From affiliated companies ......................  $  3,092,942   $         --    $      365,534    $        --    $         --
                                                   ============   ============    ==============    ===========    ============

----------
**    For the period from May 1, 1999 to December 31, 1999.

***   For the period from September 1, 1999 to December 31, 1999.


See Notes to Financial Statements.

                                                                             ALLIANCE
                      ALLIANCE          ALLIANCE                           INTERMEDIATE
    ALLIANCE         GROWTH AND          GROWTH           ALLIANCE          GOVERNMENT         ALLIANCE          ALLIANCE
     GLOBAL            INCOME          INVESTORS         HIGH YIELD         SECURITIES      INTERNATIONAL      MONEY MARKET
    PORTFOLIO         PORTFOLIO        PORTFOLIO          PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
----------------   --------------   ---------------   ----------------   ---------------   ---------------   ---------------


  $ 15,182,415      $ 10,981,111     $ 13,637,767      $          --      $          --      $ 3,521,844       $        --
     2,487,080                --       36,932,341         66,339,305         11,367,859          412,211        63,605,054
       559,304           113,141          816,064                 --            161,745          130,370                --
--------------      ------------     ------------      -------------      -------------      -----------       -----------
    18,228,799        11,094,252       51,386,172         66,339,305         11,529,604        4,064,425        63,605,054
--------------      ------------     ------------      -------------      -------------      -----------       -----------
    10,032,682         6,692,196       11,425,161          3,569,825          1,009,174        2,054,558         4,094,768
        64,383            51,841           87,536             24,663             12,095           13,802            50,261
       598,885            23,990          333,189             23,118             20,668          326,156            19,480
       176,693           450,842          337,026            553,656            100,645           24,988         1,012,700
       182,955           148,366          168,950             62,827             22,389           25,529           146,533
        37,111            28,358           53,409             14,308              4,957            5,385            28,203
            --                --               --                 --                 --               --                --
            --                --               --                 --                 --               --                --
        22,893            13,607           26,835              6,670              2,081            4,441            17,395

            --                --               --                 --                 --               --                --
       140,721            84,153          139,269             56,963             45,668           42,137           106,197
--------------      ------------     ------------      -------------      -------------      -----------       -----------
    11,256,323         7,493,353       12,571,375          4,312,030          1,217,677        2,496,996         5,475,537
--------------      ------------     ------------      -------------      -------------      -----------       -----------
            --                --               --                 --                 --               --                --
            --                --               --                 --                 --               --                --
--------------      ------------     ------------      -------------      -------------      -----------       -----------
            --                --               --                 --                 --               --                --
--------------      ------------     ------------      -------------      -------------      -----------       -----------
    11,256,323         7,493,353       12,571,375          4,312,030          1,217,677        2,496,996         5,475,537
--------------      ------------     ------------      -------------      -------------      -----------       -----------
     6,972,476         3,600,899       38,814,797         62,027,275         10,311,927        1,567,429        58,129,517
--------------      ------------     ------------      -------------      -------------      -----------       -----------
   206,780,867       193,277,934      245,209,847        (68,301,346)        (6,216,510)      17,704,088            21,705
            --                --               --                 --                 --               --                --
            --                --               --                 --                 --               --                --
    (3,273,709)               --       (1,849,103)           101,851                 --         (727,047)               --
            --                --               --                 --                 --               --                --
            --                --               --                 --             95,432               --                --
--------------      ------------     ------------      -------------      -------------      -----------       -----------
   203,507,158       193,277,934      243,360,744        (68,199,495)        (6,121,078)      16,977,041            21,705
--------------      ------------     ------------      -------------      -------------      -----------       -----------
   337,419,180        17,426,950      277,500,226        (14,821,404)        (4,191,712)      65,448,389          (432,466)
            --                --               --                 --                 --               --                --
            --                --               --                 --                 --               --                --
       183,769                --          (36,703)           138,896                 --         (357,586)               --
            --                --               --                 --                 --               --                --
            --                --               --                 --             (1,345)              --                --
--------------      ------------     ------------      -------------      -------------      -----------       -----------
   337,602,949        17,426,950      277,463,523        (14,682,508)        (4,193,057)      65,090,803          (432,466)
--------------      ------------     ------------      -------------      -------------      -----------       -----------
   541,110,107       210,704,884      520,824,267        (82,882,003)       (10,314,135)      82,067,844          (410,761)
--------------      ------------     ------------      -------------      -------------      -----------       -----------
  $548,082,583      $214,305,783     $559,639,064      $ (20,854,728)     $      (2,208)     $83,635,273       $57,718,756
==============      ============     ============      =============      =============      ===========       ===========
  $  1,315,150      $         --     $    640,857      $          --      $          --      $   366,638       $        --
==============      ============     ============      =============      =============      ===========       ===========
  $         --      $         --     $         --      $          --      $          --      $        --       $        --
==============      ============     ============      =============      =============      ===========       ===========
  $         --      $         --     $         --      $          --      $          --      $        --       $        --
==============      ============     ============      =============      =============      ===========       ===========

EQ ADVISORS TRUST
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 1999

                                                    EQ/ALLIANCE                        ALLIANCE          BT             BT
                                                      PREMIER         ALLIANCE        SMALL CAP      EQUITY 500    INTERNATIONAL
                                                       GROWTH       QUALITY BOND        GROWTH          INDEX      EQUITY INDEX
                                                    PORTFOLIO**       PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                  --------------- ---------------- --------------- -------------- --------------
INVESTMENT INCOME:
 Income* (Note 1):
  Dividends+ ....................................   $ 1,019,060    $          --    $    811,122    $ 5,398,939    $   948,155
  Interest ......................................       436,597       20,673,746         841,493        570,433        299,438
  Securities lending--net .......................         4,566          220,317              --         31,970         11,289
                                                    -----------    -------------    ------------    -----------    -----------
    Total income ................................     1,460,223       20,894,063       1,652,615      6,001,342      1,258,882
                                                    -----------    -------------    ------------    -----------    -----------
 Expenses (Notes 1, 2, 3, 4, 5 and 7):
  Investment management fee .....................       968,447        1,768,157       2,702,328      1,077,825        230,274
  Administrative fees ...........................        64,596           16,718          16,927        245,934        119,286
  Custodian fees ................................        24,852           11,942          50,894         82,219        112,772
  Distribution fees--Class IB ...................       244,562              612         285,071      1,077,825        158,893
  Printing and mailing expenses .................       104,686           37,576          33,503        266,277         45,118
  Professional fees .............................        26,056            7,863           6,900         66,807         12,120
  SEC registration fees .........................            --               --              --             --            199
  Interest expense on loans .....................            --               --              --             --          1,432
  Trustees' fees ................................         5,170            3,605           3,380         14,013          2,166
  Amortization of deferred organizational
    expense .....................................            56               --              --          6,267          6,267
  Miscellaneous .................................        14,266           54,628          51,306         40,475          2,556
                                                    -----------    -------------    ------------    -----------    -----------
    Gross expenses ..............................     1,452,691        1,901,101       3,150,309      2,877,642        691,083
                                                    -----------    -------------    ------------    -----------    -----------
 Waivers and reimbursements: (Note 6)
  Waiver of investment management fee ...........      (239,626)              --              --       (506,691)       (70,729)
  Reimbursement from investment manager..........            --               --              --             --             --
                                                    -----------    -------------    ------------    -----------    -----------
    Total waivers and reimbursements ............      (239,626)              --              --       (506,691)       (70,729)
                                                    -----------    -------------    ------------    -----------    -----------
  Net expenses ..................................     1,213,065        1,901,101       3,150,309      2,370,951        620,354
                                                    -----------    -------------    ------------    -----------    -----------
NET INVESTMENT INCOME (LOSS) ....................       247,158       18,992,962      (1,497,694)     3,630,391        638,528
                                                    -----------    -------------    ------------    -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1):
 Realized Gain (Loss) on:
  Securities ....................................     5,045,392       (8,996,513)     10,726,801        873,962        719,409
  Swap agreements ...............................            --               --              --             --             --
  Options written ...............................            --               --              --             --             --
  Foreign currency transactions .................            --          180,241              --             --        (29,034)
  Forward commitments ...........................            --               --              --             --             --
  Futures contracts .............................            --               --              --        527,512      1,636,738
                                                    -----------    -------------    ------------    -----------    -----------
 Realized gain (loss)--net ......................     5,045,392       (8,816,272)     10,726,801      1,401,474      2,327,113
                                                    -----------    -------------    ------------    -----------    -----------
 Change in Unrealized Appreciation
  (Depreciation) on:
  Securities ....................................    46,997,572      (16,848,190)     82,375,695     81,745,708     15,601,826
  Swap agreements ...............................            --               --              --             --             --
  Options written ...............................            --               --              --             --             --
  Foreign currency translations .................            --               --              --             --        (11,166)
  Forward commitments ...........................            --               --              --             --             --
  Futures contracts .............................            --               --              --         32,776        410,594
                                                    -----------    -------------    ------------    -----------    -----------
 Unrealized appreciation (depreciation)--net.....    46,997,572      (16,848,190)     82,375,695     81,778,484     16,001,254
                                                    -----------    -------------    ------------    -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS)--NET ........    52,042,964      (25,664,462)     93,102,496     83,179,958     18,328,367
                                                    -----------    -------------    ------------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS .....................................   $52,290,122    $  (6,671,500)   $ 91,604,802    $86,810,349    $18,966,895
                                                    ===========    =============    ============    ===========    ===========
*Foreign taxes withheld on dividends ............   $        --    $          --    $         --    $        --    $   119,744
                                                    ===========    =============    ============    ===========    ===========
*Foreign taxes withheld on interest .............   $        --    $          --    $         --    $        --    $        --
                                                    ===========    =============    ============    ===========    ===========
+From affiliated companies ......................   $        --    $          --    $         --    $        --    $     9,831
                                                    ===========    =============    ============    ===========    ===========

----------
**    For the period from May 1, 1999 to December 31, 1999.


***   For the period from September 1, 1999 to December 31, 1999.

See Notes to Financial Statements.

      BT
    SMALL           CALVERT          CAPITAL          CAPITAL         CAPITAL
   COMPANY         SOCIALLY          GUARDIAN         GUARDIAN        GUARDIAN                       EQ/EVERGREEN
    INDEX         RESPONSIBLE     INTERNATIONAL       RESEARCH      U.S. EQUITY     EQ/EVERGREEN      FOUNDATION
  PORTFOLIO      PORTFOLIO***      PORTFOLIO**      PORTFOLIO**     PORTFOLIO**       PORTFOLIO       PORTFOLIO
-------------   --------------   ---------------   -------------   -------------   --------------   -------------
 $  667,320       $   4,234        $   119,417      $  126,985      $  245,717       $   17,755      $   41,990
     70,949           2,251             60,119          32,635          86,955           26,664          89,106
     24,250              --                805           1,184           1,596                6           2,496
 ----------       ---------        -----------      ----------      ----------       ----------      ----------
    762,519           6,485            180,341         160,804         334,268           44,425         133,592
 ----------       ---------        -----------      ----------      ----------       ----------      ----------
    104,701           4,861            110,978          79,240         137,165           19,857          28,270
    135,672          16,776             35,925          29,002          33,230           31,311          33,544
    115,594          14,688             37,678          12,683          11,870           14,368           7,758
    104,701           1,869             36,993          30,482          52,756            6,614          11,210
     26,891           1,175             16,204          10,666          18,989            2,531           4,389
      7,875             377              4,411           2,807           4,814              449           1,213
         --              --                 --              --              --               --              --
         --              --                 --              --              --               --              --
      1,553              63                756             607           1,017               94             207
      6,267              --                 --              --              --               --              --
      1,641             119              1,851             461             464              458             520
 ----------       ---------        -----------      ----------      ----------       ----------      ----------
    504,895          39,928            244,796         165,948         260,305           75,682          87,111
 ----------       ---------        -----------      ----------      ----------       ----------      ----------
   (104,701)         (4,861)           (67,215)        (50,116)        (59,827)         (19,857)        (28,270)
   (102,605)        (27,108)                --              --              --          (28,007)        (16,222)
 ----------       ---------        -----------      ----------      ----------       ----------      ----------
   (207,306)        (31,969)           (67,215)        (50,116)        (59,827)         (47,864)        (44,492)
 ----------       ---------        -----------      ----------      ----------       ----------      ----------
    297,589           7,959            177,581         115,832         200,478           27,818          42,619
 ----------       ---------        -----------      ----------      ----------       ----------      ----------
    464,930          (1,474)             2,760          44,972         133,790           16,607          90,973
 ----------       ---------        -----------      ----------      ----------       ----------      ----------
  2,540,974          39,268            (98,426)        (31,871)        101,521         (215,326)       (273,254)
         --              --                 --              --              --               --              --
         --              --                 --              --              --               --              --
         --              --            (96,104)             --              --               --              --
         --              --                 --              --              --               --              --
    174,165              --                 --              --              --               --              --
 ----------       ---------        -----------      ----------      ----------       ----------      ----------
  2,715,139          39,268           (194,530)        (31,871)        101,521         (215,326)       (273,254)
 ----------       ---------        -----------      ----------      ----------       ----------      ----------
  6,654,944         150,089         11,171,021       2,079,153       2,475,853          499,759         695,516
         --              --                 --              --              --               --              --
         --              --                 --              --              --               --              --
         --              --           (106,856)             --              --               --              --
         --              --                 --              --              --               --              --
     18,028              --                 --              --              --               --              --
 ----------       ---------        -----------      ----------      ----------       ----------      ----------
  6,672,972         150,089         11,064,165       2,079,153       2,475,853          499,759         695,516
 ----------       ---------        -----------      ----------      ----------       ----------      ----------
  9,388,111         189,357         10,869,635       2,047,282       2,577,374          284,433         422,262
 ----------       ---------        -----------      ----------      ----------       ----------      ----------
 $9,853,041       $ 187,883        $10,872,395      $2,092,254      $2,711,164       $  301,040      $  513,235
 ==========       =========        ===========      ==========      ==========       ==========      ==========
 $       --       $      --        $    14,803      $       --      $       --       $       --      $       --
 ==========       =========        ===========      ==========      ==========       ==========      ==========
 $       --       $      --        $        --      $       --      $       --       $       --      $       --
 ==========       =========        ===========      ==========      ==========       ==========      ==========
 $       --       $      --        $        --      $       --      $       --       $       --      $       --
 ==========       =========        ===========      ==========      ==========       ==========      ==========

EQ ADVISORS TRUST
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 1999

                                                                       LAZARD        LAZARD     MERRILL LYNCH   MERRILL LYNCH
                                                         JPM         LARGE CAP     SMALL CAP     BASIC VALUE        WORLD
                                                      CORE BOND        VALUE         VALUE          EQUITY        STRATEGY
                                                      PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                   --------------- ------------- ------------- --------------- --------------
INVESTMENT INCOME:
 Income* (Note 1):
  Dividends+ .....................................  $      8,327    $1,911,563    $  806,086     $ 3,910,558     $  263,154
  Interest .......................................     8,259,211       225,488       201,602       1,401,540        401,214
  Securities lending--net ........................        17,250         7,862         5,620          29,526          6,610
                                                    ------------    ----------    ----------     -----------     ----------
    Total income .................................     8,284,788     2,144,913     1,013,308       5,341,624        670,978
                                                    ------------    ----------    ----------     -----------     ----------
 Expenses (Notes 1, 2, 3, 4, 5 and 7):
  Investment management fee ......................       589,231       578,767       480,925       1,290,548        214,078
  Administrative fees ............................       103,847        90,123        67,826         132,383         49,920
  Custodian fees .................................        29,155        14,945        23,406          23,552         57,580
  Distribution fees--Class IB ....................       327,351       263,076       150,289         586,613         76,456
  Printing and mailing expenses ..................        84,964        71,916        37,909         142,981         15,553
  Professional fees ..............................        23,024        19,591        10,350          39,789          6,113
  SEC registration fees ..........................            --            --            --              43              6
  Interest expense on loans ......................            --            --            --              --             --
  Trustees' fees .................................         3,833         3,990         1,847           7,455            955
  Amortization of deferred organizational
    expense ......................................         6,267         6,267         6,267           6,300          6,300
  Miscellaneous ..................................         3,693         3,099         2,245          29,247          2,658
                                                    ------------    ----------    ----------     -----------     ----------
    Gross expenses ...............................     1,171,365     1,051,774       781,064       2,258,911        429,619
                                                    ------------    ----------    ----------     -----------     ----------
 Waivers and reimbursements: (Note 6)
  Waiver of investment management fee ............      (123,164)      (65,373)      (59,209)       (262,571)       (61,898)
  Reimbursement from investment manager                       --            --            --              --             --
                                                    ------------    ----------    ----------     -----------     ----------
    Total waivers and reimbursements .............      (123,164)      (65,373)      (59,209)       (262,571)       (61,898)
                                                    ------------    ----------    ----------     -----------     ----------
  Net expenses ...................................     1,048,201       986,401       721,855       1,996,340        367,721
                                                    ------------    ----------    ----------     -----------     ----------
NET INVESTMENT INCOME (LOSS) .....................     7,236,587     1,158,512       291,453       3,345,284        303,257
                                                    ------------    ----------    ----------     -----------     ----------
REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1):
 Realized Gain (Loss) on:
  Securities .....................................    (5,355,435)    1,796,163       433,250      22,926,609      2,298,675
  Swap agreements ................................            --            --            --              --             --
  Options written ................................            --            --            --              --             --
  Foreign currency transactions ..................        47,105            --            --              --         22,045
  Forward commitments ............................            --            --            --              --             --
  Futures contracts ..............................       651,659            --            --              --             --
                                                    ------------    ----------    ----------     -----------     ----------
 Realized gain (loss)--net .......................    (4,656,671)    1,796,163       433,250      22,926,609      2,320,720
                                                    ------------    ----------    ----------     -----------     ----------
 Change in Unrealized Appreciation
  (Depreciation) on:
  Securities .....................................    (4,688,889)     (793,720)      444,087       8,544,136      3,587,847
  Swap agreements ................................            --            --            --              --             --
  Options written ................................            --            --            --              --             --
  Foreign currency translations ..................       (16,855)           --            --              --         (3,638)
  Forward commitments ............................       (21,355)           --            --              --             --
  Futures contracts ..............................       231,124            --            --              --             --
                                                    ------------    ----------    ----------     -----------     ----------
 Unrealized appreciation (depreciation)--net          (4,495,975)     (793,720)      444,087       8,544,136      3,584,209
                                                    ------------    ----------    ----------     -----------     ----------
REALIZED AND UNREALIZED GAIN (LOSS)--NET .........    (9,152,646)    1,002,443       877,337      31,470,745      5,904,929
                                                    ------------    ----------    ----------     -----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS ......................................  $ (1,916,059)   $2,160,955    $1,168,790     $34,816,029     $6,208,186
                                                    ============    ==========    ==========     ===========     ==========
*Foreign taxes withheld on dividends. ............  $         --    $       --    $       --     $        --     $   25,069
                                                    ============    ==========    ==========     ===========     ==========
*Foreign taxes withheld on interest. .............  $         --    $       --    $       --     $        --     $      303
                                                    ============    ==========    ==========     ===========     ==========
+From affiliated companies .......................  $         --    $       --    $       --     $        --     $       --
                                                    ============    ==========    ==========     ===========     ==========

----------
**    For the period from May 1, 1999 to December 31, 1999.

***   For the period from September 1, 1999 to December 31, 1999.


See Notes to Financial Statements.

       MFS                                               MORGAN STANLEY
    EMERGING             MFS                                EMERGING                            EQ/PUTNAM           EQ/PUTNAM
     GROWTH          GROWTH WITH            MFS             MARKETS          EQ/PUTNAM       GROWTH & INCOME      INTERNATIONAL
    COMPANIES           INCOME           RESEARCH            EQUITY           BALANCED            VALUE              EQUITY
    PORTFOLIO         PORTFOLIO          PORTFOLIO         PORTFOLIO         PORTFOLIO          PORTFOLIO           PORTFOLIO
----------------   ---------------   ----------------   ---------------   ---------------   -----------------   ----------------
  $  1,096,262      $    460,313       $  4,057,528       $ 1,091,520      $  1,262,772       $  10,465,409       $  2,927,143
     4,595,721           241,227            950,579           218,853         2,288,930             979,300            363,077
       213,588             1,507             83,774                --            36,127              71,441             75,488
  ------------      ------------       ------------       -----------      ------------       -------------       ------------
     5,905,571           703,047          5,091,881         1,310,373         3,587,829          11,516,150          3,365,708
  ------------      ------------       ------------       -----------      ------------       -------------       ------------
     4,668,243           233,224          2,891,285           960,297           526,299           2,955,452          1,352,745
       432,631            53,070            259,717            89,226            84,637             264,626            129,023
        77,913            56,390             86,601           644,646            78,130              46,206            278,482
     2,071,699           106,094          1,314,221           208,760           239,227           1,343,387            483,123
       508,923            31,776            305,377            60,470            61,880             324,780            129,371
       146,074             7,860            101,945            16,294            18,848             108,776             37,635
         1,730                --                166                --               139                  21                 --
            --                --                 --                --                --                  --                 --
        27,349             1,623             16,006             2,910             3,650              15,811              6,614

         6,300                --              6,300             6,300             6,300               6,300              6,300
        64,213             1,534             63,963             7,976             6,473              65,282             13,608
  ------------      ------------       ------------       -----------      ------------       -------------       ------------
     8,005,075           491,571          5,045,581         1,996,879         1,025,583           5,130,641          2,436,901
  ------------      ------------       ------------       -----------      ------------       -------------       ------------
      (828,500)         (130,037)          (573,236)         (533,655)         (163,547)           (562,421)          (114,030)
            --                --                 --                --                --                  --                 --
  ------------      ------------       ------------       -----------      ------------       -------------       ------------
      (828,500)         (130,037)          (573,236)         (533,655)         (163,547)           (562,421)          (114,030)
  ------------      ------------       ------------       -----------      ------------       -------------       ------------
     7,176,575           361,534          4,472,345         1,463,224           862,036           4,568,220          2,322,871
  ------------      ------------       ------------       -----------      ------------       -------------       ------------
    (1,271,004)          341,513            619,536          (152,851)        2,725,793           6,947,930          1,042,837
  ------------      ------------       ------------       -----------      ------------       -------------       ------------
    64,153,235        (1,878,418)        38,330,773        16,239,206         1,746,837          28,439,038         32,187,986
            --                --                 --            (9,499)               --                  --                 --
            --                --                 --                --                --                  --                 --
      (292,332)           (5,729)           (68,709)         (289,508)           19,877                  --           (750,176)
            --                --                 --                --                --                  --                 --
            --                --                 --                --                --                  --                 --
  ------------      ------------       ------------       -----------      ------------       -------------       ------------
    63,860,903        (1,884,147)        38,262,064        15,940,199         1,766,714          28,439,038         31,437,810
  ------------      ------------       ------------       -----------      ------------       -------------       ------------
   575,142,631         7,543,543         83,619,867        54,791,262        (5,305,496)        (47,053,272)        74,059,118
            --                --                 --            (6,099)               --                  --                 --
            --                --                 --                --                --                  --                 --
           815               129             (4,942)           41,833               (87)                 --            709,454
            --                --                 --                --                --                  --                 --
            --                --                 --                --                --                  --                 --
  ------------      ------------       ------------       -----------      ------------       -------------       ------------
   575,143,446         7,543,672         83,614,925        54,826,996        (5,305,583)        (47,053,272)        74,768,572
  ------------      ------------       ------------       -----------      ------------       -------------       ------------
   639,004,349         5,659,525        121,876,989        70,767,195        (3,538,869)        (18,614,234)       106,206,382
  ------------      ------------       ------------       -----------      ------------       -------------       ------------
  $637,733,345      $  6,001,038       $122,496,525       $70,614,344      $   (813,076)      $ (11,666,304)      $107,249,219
  ============      ============       ============       ===========      ============       =============       ============
  $      4,350      $         --       $     33,845       $    51,102      $         --       $          --       $    375,745
  ============      ============       ============       ===========      ============       =============       ============
  $         --      $         --       $         --       $        24      $         --       $          --       $         --
  ============      ============       ============       ===========      ============       =============       ============
  $         --      $         --       $         --       $        --      $         --       $          --       $         --
  ============      ============       ============       ===========      ============       =============       ============

EQ ADVISORS TRUST
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 1999


                                                                             T. ROWE PRICE      T. ROWE PRICE      WARBURG PINCUS
                                                     EQ/PUTNAM INVESTORS     EQUITY INCOME      INTERNATIONAL       SMALL COMPANY
                                                       GROWTH PORTFOLIO        PORTFOLIO       STOCK PORTFOLIO     VALUE PORTFOLIO
                                                    ---------------------   ---------------   -----------------   ----------------
INVESTMENT INCOME:
 Income* (Note 1):
  Dividends+ ....................................        $ 1,528,446         $   6,740,017       $ 2,397,829        $  1,360,405
  Interest ......................................            385,751               688,714           289,691             443,681
  Securities lending--net .......................             22,345                23,275            28,673               8,491
                                                         -----------         -------------       -----------        ------------
    Total income ................................          1,936,542             7,452,006         2,716,193           1,812,577
                                                         -----------         -------------       -----------        ------------
 Expenses (Notes 1, 2, 3, 4, 5 and 7):
  Investment management fee .....................          1,469,035             1,487,784         1,186,330             974,661
  Administrative fees ...........................            149,208               161,862           148,409             105,578
  Custodian fees ................................             51,638                33,190           162,937              47,443
  Distribution fees--Class IB ...................            667,743               676,266           395,443             370,028
  Printing and mailing expenses .................            188,078               164,611           100,121              79,143
  Professional fees .............................             51,129                54,400            30,522              30,996
  SEC registration fees .........................                 --                   701                63                  --
  Interest expense on loans .....................                 --                    --                --                  --
  Trustees' fees ................................              9,208                 8,117             5,136               4,072
  Amortization of deferred organizational
    expense .....................................              6,300                 6,300             6,300               6,300
  Miscellaneous .................................             18,410                24,844             5,330               6,072
                                                         -----------         -------------       -----------        ------------
    Gross expenses ..............................          2,610,749             2,618,075         2,040,591           1,624,293
                                                         -----------         -------------       -----------        ------------
 Waivers and reimbursements: (Note 6)
  Waiver of investment management fee ...........           (140,687)             (317,391)         (141,721)           (128,707)
  Reimbursement from investment manager..........                 --                    --                --                  --
                                                         -----------         -------------       -----------        ------------
    Total waivers and reimbursements ............           (140,687)             (317,391)         (141,721)           (128,707)
                                                         -----------         -------------       -----------        ------------
  Net expenses ..................................          2,470,062             2,300,684         1,898,870           1,495,586
                                                         -----------         -------------       -----------        ------------
NET INVESTMENT INCOME (LOSS) ....................           (533,520)            5,151,322           817,323             316,991
                                                         -----------         -------------       -----------        ------------
REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1):
 Realized Gain (Loss) on:
  Securities ....................................         21,163,904            15,334,533         4,216,008          (7,367,115)
  Swap agreements ...............................                 --                    --                --                  --
  Options written ...............................                 --                    --                --                  --
  Foreign currency transactions .................               (755)              (24,220)          (95,240)                 --
  Forward commitments ...........................                 --                    --                --                  --
  Futures contracts .............................                 --                    --                --                  --
                                                         -----------         -------------       -----------        ------------
 Realized gain (loss)--net ......................         21,163,149            15,310,313         4,120,768          (7,367,115)
                                                         -----------         -------------       -----------        ------------
 Change in Unrealized Appreciation
  (Depreciation) on:
  Securities ....................................         60,806,015           (13,320,318)       46,341,680           8,392,025
  Swap agreements ...............................                 --                    --                --                  --
  Options written ...............................                 --                    --                --                  --
  Foreign currency translations .................                 --                    53             2,897                  --
  Forward commitments ...........................                 --                    --                --                  --
  Futures contracts .............................                 --                    --                --                  --
                                                         -----------         -------------       -----------        ------------
 Unrealized appreciation (depreciation)--net.....         60,806,015           (13,320,265)       46,344,577           8,392,025
                                                         -----------         -------------       -----------        ------------
REALIZED AND UNREALIZED GAIN (LOSS)--NET ........         81,969,164             1,990,048        50,465,345           1,024,910
                                                         -----------         -------------       -----------        ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS .....................................        $81,435,644         $   7,141,370       $51,282,668        $  1,341,901
                                                         ===========         =============       ===========        ============
*Foreign taxes withheld on dividends. ...........        $        --         $       8,753       $   326,719        $         --
                                                         ===========         =============       ===========        ============
*Foreign taxes withheld on interest. ............        $        --         $          --       $        --        $         --
                                                         ===========         =============       ===========        ============
+From affiliated companies ......................        $        --         $          --       $        --        $         --
                                                         ===========         =============       ===========        ============

----------
**    For the period from May 1, 1999 to December 31,1999.

***   For the period from September 1, 1999 to December 31, 1999.


See Notes to Financial Statements.

EQ ADVISORS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                          ALLIANCE                             ALLIANCE
                                                                 AGGRESSIVE STOCK PORTFOLIO               BALANCED PORTFOLIO
                                                            -------------------------------------  ---------------------------------
                                                                   YEAR ENDED DECEMBER 31,              YEAR ENDED DECEMBER 31,
                                                                   1999                1998             1999              1998
                                                            -----------------   -----------------  --------------    --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) ............................  $      13,437,482   $      10,694,674  $   53,439,890    $   54,374,560
 Realized gain (loss)--net ...............................        457,973,529          94,437,250     223,526,100       149,648,732
 Change in unrealized appreciation (depreciation) of
  investments and foreign currency denominated
  assets and liabilities .................................        272,418,799         (90,382,441)     55,310,810        99,779,596
                                                            -----------------   -----------------  --------------    --------------
 Net increase (decrease) in net assets from operations ...        743,829,810          14,749,483     332,276,800       303,802,888
                                                            -----------------   -----------------  --------------    --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Class IA:
  Dividends from net investment income ...................        (13,170,303)        (19,956,153)    (55,824,700)      (48,802,014)
  Dividends in excess of net investment income ...........                 --                  --              --                --
  Distributions from realized gains ......................       (256,788,478)       (209,908,935)   (196,695,608)     (161,293,799)
  Distributions in excess of realized gains ..............                 --                  --              --                --
  Return of capital distributions ........................                 --                  --              --                --
                                                            -----------------   -----------------  --------------    --------------
 Total Class IA dividends and distributions ..............       (269,958,781)       (229,865,088)   (252,520,308)     (210,095,813)
                                                            -----------------   -----------------  --------------    --------------
 Class IB:
  Dividends from net investment income ...................           (271,664)           (496,396)       (261,879)             (106)
  Dividends in excess of net investment income ...........                 --                  --              --                --
  Distributions from realized gains ......................        (14,096,388)         (6,821,111)       (954,216)             (872)
  Distributions in excess of realized gains ..............                 --                  --              --                --
  Return of capital distributions ........................                 --                  --              --                --
                                                            -----------------   -----------------  --------------    --------------
 Total Class IB dividends and distributions ..............        (14,368,052)         (7,317,507)     (1,216,095)             (978)
                                                            -----------------   -----------------  --------------    --------------
 Decrease in net assets from dividends and
  distributions ..........................................       (284,326,833)       (237,182,595)   (253,736,403)     (210,096,791)
                                                            -----------------   -----------------  --------------    --------------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IA:
  Shares sold ............................................        708,009,226       1,200,293,864      63,089,639        90,787,180
  Shares issued in reinvestment of dividends and
   distributions .........................................        269,958,781         229,865,088     252,520,308       210,095,813
  Shares redeemed ........................................     (1,395,167,138)     (1,458,834,640)   (204,349,216)     (182,248,936)
                                                            -----------------   -----------------  --------------    --------------
 Total Class IA transactions .............................       (417,199,131)        (28,675,688)    111,260,731       118,634,057
                                                            -----------------   -----------------  --------------    --------------
 Class IB:
  Shares sold ............................................        180,597,567          85,624,198      11,131,132            10,000
  Shares issued in reinvestment of dividends and
   distributions .........................................         14,368,052           7,317,507       1,216,095               978
  Shares redeemed ........................................       (135,815,708)         (4,401,173)     (1,574,158)               --
                                                            -----------------   -----------------  --------------    --------------
 Total Class IB transactions .............................         59,149,911          88,540,532      10,773,069            10,978
                                                            -----------------   -----------------  --------------    --------------
 Net increase (decrease) in net assets derived from
  share transactions .....................................       (358,049,220)         59,864,844     122,033,800       118,645,035
                                                            -----------------   -----------------  --------------    --------------
INCREASE (DECREASE) IN NET ASSETS ........................        101,453,757        (162,568,268)    200,574,197       212,351,132
NET ASSETS, BEGINNING OF PERIOD ..........................      4,500,689,035       4,663,257,303   1,936,439,661     1,724,088,529
                                                            -----------------   -----------------  --------------    --------------
NET ASSETS, END OF PERIOD ................................  $   4,602,142,792   $   4,500,689,035  $2,137,013,858    $1,936,439,661
                                                            =================   =================  ==============    ==============
 Net Assets include accumulated undistributed
  (overdistributed) net investment income of .............  $        (182,095)  $        (148,225) $      283,628    $    4,480,474
                                                            =================   =================  ==============    ==============
SHARE TRANSACTIONS:
 Class IA:
  Shares sold ............................................         19,861,102          33,480,797       3,261,822         4,836,054
  Shares issued in reinvestment of dividends and
   distributions .........................................          7,335,998           7,661,455      13,389,604        11,476,087
  Shares redeemed ........................................        (39,547,878)        (40,575,903)    (10,449,503)       (9,732,301)
                                                            -----------------   -----------------  --------------    --------------
 Total Class IA transactions .............................        (12,350,778)            566,349       6,201,923         6,579,840
                                                           =================   =================  ==============    ==============



Class IB:
  Shares sold ............................................          5,021,046           2,372,000         575,349               513
  Shares issued in reinvestment of dividends and
   distributions .........................................            392,149             244,653          64,639                54
  Shares redeemed ........................................         (3,767,820)           (129,735)        (81,722)               --
                                                            -----------------   -----------------  --------------    --------------
 Total Class IB transactions .............................          1,645,375           2,486,918         558,266               567
                                                            =================   =================  ==============    ==============

---------
*     Commencement of Operations
** The Portfolios that received initial capital on December 31, 1998 commenced operations on January 1, 1999.


See Notes to Financial Statements.

                ALLIANCE                                 ALLIANCE                                ALLIANCE
         COMMON STOCK PORTFOLIO              CONSERVATIVE INVESTORS PORTFOLIO             EQUITY INDEX PORTFOLIO
-----------------------------------------   -----------------------------------   ---------------------------------------
         YEAR ENDED DECEMBER 31,                  YEAR ENDED DECEMBER 31,                 YEAR ENDED DECEMBER 31,
        1999                  1998                1999               1998                1999                 1998
-------------------   -------------------   ----------------   ----------------   ------------------   ------------------

 $     91,069,420      $     79,924,991      $  15,867,464      $  13,590,507       $   23,166,655       $   16,011,288
    2,936,775,694         1,293,579,317         19,264,300         17,894,855            6,116,311           13,814,552


      286,919,858         1,484,721,400          7,251,542         13,769,937          388,009,109          292,227,685
-----------------      ----------------      -------------      -------------       --------------       --------------
    3,314,764,972         2,858,225,708         42,383,306         45,255,299          417,292,075          322,053,525
-----------------      ----------------      -------------      -------------       --------------       --------------


      (80,106,579)          (66,892,105)       (12,999,537)       (12,787,640)         (23,627,043)         (15,462,444)
               --                    --                 --                 --                   --                   --
   (1,979,105,937)       (1,453,774,524)       (16,328,304)       (18,882,918)         (19,451,589)            (495,835)
               --                    --                 --                 --                   --                   --
               --                    --                 --                 --                   --                   --
-----------------      ----------------      -------------      -------------       --------------       --------------
   (2,059,212,516)       (1,520,666,629)       (29,327,841)       (31,670,558)         (43,078,632)         (15,958,279)
-----------------      ----------------      -------------      -------------       --------------       --------------

       (7,239,712)           (1,845,494)        (2,568,309)          (702,882)            (153,610)              (2,375)
               --                    --                 --                 --                   --                   --
     (215,594,702)          (96,324,343)        (3,241,687)        (1,574,187)             (79,099)                (115)
               --                    --                 --                 --                   --                   --
               --                    --                 --                 --                   --                   --
-----------------      ----------------      -------------      -------------       --------------       --------------
     (222,834,414)          (98,169,837)        (5,809,996)        (2,277,069)            (232,709)              (2,490)
-----------------      ----------------      -------------      -------------       --------------       --------------

   (2,282,046,930)       (1,618,836,466)       (35,137,837)       (33,947,627)         (43,311,341)         (15,960,769)
-----------------      ----------------      -------------      -------------       --------------       --------------


    1,123,801,150         1,061,850,530         39,408,737         44,384,823        1,407,997,155          593,669,442

    2,059,212,516         1,520,666,629         29,327,841         31,670,558           43,078,632           15,958,279
   (1,266,364,534)       (1,054,408,083)       (36,860,029)       (39,710,758)        (894,990,900)        (169,374,643)
-----------------      ----------------      -------------      -------------       --------------       --------------
    1,916,649,132         1,528,109,076         31,876,549         36,344,623          556,084,887          440,253,078
-----------------      ----------------      -------------      -------------       --------------       --------------

      544,558,155           475,955,734         45,581,999         25,242,172           21,731,777              289,964

      222,834,414            98,169,837          5,809,996          2,277,069              232,709                2,490
      (19,319,264)           (6,276,804)        (2,564,620)          (618,411)          (2,915,656)             (23,916)
-----------------      ----------------      -------------      -------------       --------------       --------------
      748,073,305           567,848,767         48,827,375         26,900,830           19,048,830              268,538
-----------------      ----------------      -------------      -------------       --------------       --------------

    2,664,722,437         2,095,957,843         80,703,924         63,245,453          575,133,717          440,521,616
-----------------      ----------------      -------------      -------------       --------------       --------------
    3,697,440,479         3,335,347,085         87,949,393         74,553,125          949,114,451          746,614,372
   12,896,120,818         9,560,773,733        388,094,039        313,540,914        1,690,355,396          943,741,024
-----------------      ----------------      -------------      -------------       --------------       --------------
 $ 16,593,561,297      $ 12,896,120,818      $ 476,043,432      $ 388,094,039       $2,639,469,847       $1,690,355,396
=================      ================      =============      =============       ==============       ==============

 $      5,265,440      $      4,587,455      $     (15,419)     $     (38,513)      $      (11,525)      $      533,199
=================      ================      =============      =============       ==============       ==============


       42,143,272            43,379,931          3,115,590          3,583,057           52,550,528           26,611,092

       81,095,409            63,907,193          2,363,445          2,581,375            1,519,715              694,933
      (47,138,027)          (43,764,983)        (2,898,424)        (3,201,439)         (33,137,891)          (7,487,195)
-----------------      ----------------      -------------      -------------       --------------       --------------
       76,100,654            63,522,141          2,580,611          2,962,993           20,932,352           19,818,830
=================      ================      =============      =============       ==============       ==============

       20,618,840            19,886,395          3,596,423          2,038,248              792,127               13,073

        8,815,722             4,121,858            469,813            185,980                8,152                  108
         (729,960)             (278,288)          (201,084)           (49,850)            (108,414)              (1,032)
-----------------      ----------------      -------------      -------------       --------------       --------------
       28,704,602            23,729,965          3,865,152          2,174,378              691,865               12,149
=================      ================      =============      =============       ==============       ==============

EQ ADVISORS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                         ALLIANCE                              ALLIANCE
                                                                     GLOBAL PORTFOLIO                GROWTH AND INCOME PORTFOLIO
                                                             ---------------------------------      ------------------------------
                                                                  YEAR ENDED DECEMBER 31,              YEAR ENDED DECEMBER 31,
                                                                  1999               1998                1999              1998
                                                             --------------     --------------      --------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) ............................   $    6,972,476     $    9,414,726      $    3,600,899    $   2,787,302
 Realized gain (loss)--net ...............................      203,507,158        118,228,354         193,277,934       80,187,460
 Change in unrealized appreciation (depreciation) of
  investments and foreign currency denominated
  assets and liabilities .................................      337,602,949        124,534,839          17,426,950       69,192,430
                                                             --------------     --------------      --------------    -------------
 Net increase (decrease) in net assets from operations ...      548,082,583        252,177,919         214,305,783      152,167,192
                                                             --------------     --------------      --------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Class IA:
  Dividends from net investment income ...................       (1,454,359)       (15,151,207)         (2,865,092)      (2,436,074)
  Dividends in excess of net investment income ...........               --                 --                  --               --
  Distributions from realized gains ......................     (115,123,239)       (86,201,793)       (112,187,178)     (70,415,789)
  Distributions in excess of realized gains ..............               --                 --                  --               --
  Return of capital distributions ........................               --                 --                  --               --
                                                             --------------     --------------      --------------    -------------
 Total Class IA dividends and distributions ..............     (116,577,598)      (101,353,000)       (115,052,270)     (72,851,863)
                                                             --------------     --------------      --------------    -------------
 Class IB:
  Dividends from net investment income ...................               --           (363,521)           (379,734)        (162,340)
  Dividends in excess of net investment income ...........               --                 --                  --               --
  Distributions from realized gains ......................       (6,554,424)        (2,973,624)        (23,078,908)      (9,420,614)
  Distributions in excess of realized gains ..............               --                 --                  --               --
  Return of capital distributions ........................               --                 --                  --               --
                                                             --------------     --------------      --------------    -------------
 Total Class IB dividends and distributions ..............       (6,554,424)        (3,337,145)        (23,458,642)      (9,582,954)
                                                             --------------     --------------      --------------    -------------
 Decrease in net assets from dividends and
  distributions ..........................................     (123,132,022)      (104,690,145)       (138,510,912)     (82,434,817)
                                                             --------------     --------------      --------------    -------------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IA:
  Shares sold ............................................      569,586,002        155,109,252         231,094,714      251,966,056
  Shares issued in reinvestment of dividends and
   distributions .........................................      116,577,598        101,353,000         115,052,270       72,851,863
  Shares redeemed ........................................     (582,276,287)      (244,390,306)        (49,837,947)     (65,846,350)
                                                             --------------     --------------      --------------    -------------
 Total Class IA transactions .............................      103,887,313         12,071,946         296,309,037      258,971,569
                                                             --------------     --------------      --------------    -------------
 Class IB:
  Shares sold ............................................      110,041,272         22,632,466         110,650,168       75,779,471
  Shares issued in reinvestment of dividends and
   distributions .........................................        6,554,424          3,337,145          23,458,642        9,582,954
  Shares redeemed ........................................      (63,399,721)        (2,713,553)         (1,233,068)      (3,520,202)
                                                             --------------     --------------      --------------    -------------
 Total Class IB transactions .............................       53,195,975         23,256,058         132,875,742       81,842,223
                                                             --------------     --------------      --------------    -------------
 Net increase (decrease) in net assets derived from
  share transactions .....................................      157,083,288         35,328,004         429,184,779      340,813,792
                                                             --------------     --------------      --------------    -------------
INCREASE (DECREASE) IN NET ASSETS ........................      582,033,849        182,815,778         504,979,650      410,546,167
NET ASSETS, BEGINNING OF PERIOD ..........................    1,408,202,773      1,225,386,995         998,302,060      587,755,893
                                                             --------------     --------------      --------------    -------------
NET ASSETS, END OF PERIOD ................................   $1,990,236,622     $1,408,202,773      $1,503,281,710    $ 998,302,060
                                                             ==============     ==============      ==============    =============
 Net Assets include accumulated undistributed
  (overdistributed) net investment income of .............   $    1,207,650     $   (4,115,630)     $      537,090    $     181,017
                                                             ==============     ==============      ==============    =============
SHARE TRANSACTIONS:
 Class IA:
  Shares sold ............................................       25,989,276          8,066,603          12,628,186       15,163,368
  Shares issued in reinvestment of dividends and
   distributions .........................................        4,939,434          5,362,782           6,486,015        4,401,644
  Shares redeemed ........................................      (26,542,724)       (13,140,812)         (2,704,614)      (3,992,469)
                                                             --------------     --------------      --------------    -------------
 Total Class IA transactions .............................        4,385,986            288,573          16,409,587       15,572,543

                                                             ==============     ==============      ==============    =============



 Class IB:
  Shares sold ............................................        4,911,122          1,194,769           6,034,182        4,613,042
  Shares issued in reinvestment of dividends and
   distributions .........................................          277,863            176,642           1,328,350          579,115
  Shares redeemed ........................................       (2,828,223)          (145,815)            (68,258)        (208,611)
                                                             --------------     --------------      --------------    -------------
 Total Class IB transactions .............................        2,360,762          1,225,596           7,294,274        4,983,546
                                                             ==============     ==============      ==============    =============


---------
*     Commencement of Operations
** The Portfolios that received initial capital on December 31, 1998 commenced operations on January 1, 1999.


See Notes to Financial Statements.

                                                                                             ALLIANCE
               ALLIANCE                                ALLIANCE                      INTERMEDIATE GOVERNMENT
      GROWTH INVESTORS PORTFOLIO                 HIGH YIELD PORTFOLIO                  SECURITIES PORTFOLIO
---------------------------------------   -----------------------------------   ----------------------------------
        YEAR ENDED DECEMBER 31,                 YEAR ENDED DECEMBER 31,              YEAR ENDED DECEMBER 31,
       1999                 1998                1999               1998               1999               1998
------------------   ------------------   ----------------   ----------------   ----------------   ---------------

  $   38,814,797       $   38,229,669      $   62,027,275     $   59,339,850     $  10,311,927      $   7,810,216
     243,360,744          147,510,271         (68,199,495)       (25,614,101)       (6,121,078)         2,997,540


     277,463,523          137,214,556         (14,682,508)       (71,913,643)       (4,193,057)           108,806
----------------       --------------      --------------     --------------     -------------      -------------
     559,639,064          322,954,496         (20,854,728)       (38,187,894)           (2,208)        10,916,562
----------------       --------------      --------------     --------------     -------------      -------------
     (35,087,398)         (36,481,422)        (38,655,967)       (42,986,540)       (8,054,118)        (6,948,505)
              --                   --                  --                 --                --                 --
    (214,684,595)        (156,501,489)           (375,496)        (8,030,526)               --                 --
              --                   --                  --                 --                --                 --
              --                   --            (654,735)                --                --                 --
----------------       --------------      --------------     --------------     -------------      -------------
    (249,771,993)        (192,982,911)        (39,686,198)       (51,017,066)       (8,054,118)        (6,948,505)
----------------       --------------      --------------     --------------     -------------      -------------
      (2,456,114)          (1,186,181)        (26,216,483)       (16,704,168)       (2,282,495)          (839,019)
              --                   --                  --                 --                --                 --
     (16,901,936)          (7,045,472)           (230,184)        (3,915,248)               --                 --
              --                   --                  --                 --                --                 --
              --                   --            (445,234)                --                --                 --
----------------       --------------      --------------     --------------     -------------      -------------
     (19,358,050)          (8,231,653)        (26,891,901)       (20,619,416)       (2,282,495)          (839,019)
----------------       --------------      --------------     --------------     -------------      -------------

    (269,130,043)        (201,214,564)        (66,578,099)       (71,636,482)      (10,336,613)        (7,787,524)
----------------       --------------      --------------     --------------     -------------      -------------
     135,696,919          120,550,111          72,642,115        192,696,791        46,098,812         70,532,629

     249,771,993          192,982,911          39,686,198         51,017,066         8,054,118          6,948,505
    (127,479,927)         (99,572,371)       (128,930,068)      (118,180,171)      (42,648,178)       (42,186,626)
----------------       --------------      --------------     --------------     -------------      -------------
     257,988,985          213,960,651         (16,601,755)       125,533,686        11,504,752         35,294,508
----------------       --------------      --------------     --------------     -------------      -------------
      80,896,203           50,028,647          54,456,660        160,113,817        21,897,949         26,363,094

      19,358,050            8,231,653          26,891,901         20,619,416         2,282,495            839,019
      (5,216,147)          (4,979,079)        (23,082,178)        (5,903,002)       (6,853,001)        (1,510,389)
----------------       --------------      --------------     --------------     -------------      -------------
      95,038,106           53,281,221          58,266,383        174,830,231        17,327,443         25,691,724
----------------       --------------      --------------     --------------     -------------      -------------
     353,027,091          267,241,872          41,664,628        300,363,917        28,832,195         60,986,232
----------------       --------------      --------------     --------------     -------------      -------------
     643,536,112          388,981,804         (45,768,199)       190,539,541        18,493,374         64,115,270
   2,055,100,519        1,666,118,715         612,350,419        421,810,878       184,281,166        120,165,896
----------------       --------------      --------------     --------------     -------------      -------------
  $2,698,636,631       $2,055,100,519      $  566,582,220     $  612,350,419     $ 202,774,540      $ 184,281,166
================       ==============      ==============     ==============     =============      =============
  $     (283,237)      $   (1,007,460)     $   (2,551,850)    $     (123,847)    $      (7,295)     $      41,806
================       ==============      ==============     ==============     =============      =============
       6,330,723            6,034,474           8,460,267         18,951,617         4,788,562          7,332,095

      11,375,562            9,929,342           5,325,846          5,403,877           877,113            724,448
      (5,914,752)          (5,077,946)        (15,077,328)       (11,963,174)       (4,435,130)        (4,388,356)
----------------       --------------      --------------     --------------     -------------      -------------
      11,791,533           10,885,870          (1,291,215)        12,392,320         1,230,545          3,668,187
================       ==============      ==============     ==============     =============      =============
       3,732,486            2,539,628           6,401,525         15,829,829         2,283,355          2,732,736

         884,077              424,011           3,624,796          2,231,229           249,345             87,259
        (242,918)            (253,305)         (2,739,419)          (612,661)         (715,055)          (156,546)
----------------       --------------      --------------     --------------     -------------      -------------
       4,373,645            2,710,334           7,286,902         17,448,397         1,817,645          2,663,449
================       ==============      ==============     ==============     =============      =============

EQ ADVISORS TRUST
STATEMENTS OF CHANGES IN NET ASSETS


                                                                        ALLIANCE                             ALLIANCE
                                                                 INTERNATIONAL PORTFOLIO              MONEY MARKET PORTFOLIO
                                                            --------------------------------   ------------------------------------
                                                                 YEAR ENDED DECEMBER 31,              YEAR ENDED DECEMBER 31,
                                                                  1999             1998               1999               1998
                                                            ---------------  ---------------   -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) ............................  $     1,567,429  $     1,684,286   $      58,129,517  $      38,632,711
 Realized gain (loss)--net ...............................       16,977,041        4,970,328              21,705             15,569
 Change in unrealized appreciation (depreciation) of
  investments and foreign currency denominated
  assets and liabilities .................................       65,090,803       14,979,423            (432,466)           580,153
                                                            ---------------  ---------------   -----------------  -----------------
 Net increase (decrease) in net assets from operations ...       83,635,273       21,634,037          57,718,756         39,228,433
                                                            ---------------  ---------------   -----------------  -----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Class IA:
  Dividends from net investment income ...................               --       (3,728,549)        (36,346,698)       (27,368,048)
  Dividends in excess of net investment income ...........               --               --                  --                 --
  Distributions from realized gains ......................       (4,610,764)         (39,070)            (35,100)           (21,660)
  Distributions in excess of realized gains ..............               --               --                  --                 --
  Return of capital distributions ........................               --               --                  --                 --
                                                            ---------------  ---------------   -----------------  -----------------
 Total Class IA dividends and distributions ..............       (4,610,764)      (3,767,619)        (36,381,798)       (27,389,708)
                                                            ---------------  ---------------   -----------------  -----------------
 Class IB:
  Dividends from net investment income ...................               --         (100,012)        (21,445,581)       (11,444,905)
  Dividends in excess of net investment income ...........               --               --                  --                 --
  Distributions from realized gains ......................         (252,246)          (1,254)            (20,756)            (9,300)
  Distributions in excess of realized gains ..............               --               --                  --                 --
  Return of capital distributions ........................               --               --                  --                 --
                                                            ---------------  ---------------   -----------------  -----------------
 Total Class IB dividends and distributions ..............         (252,246)        (101,266)        (21,466,337)       (11,454,205)
                                                            ---------------  ---------------   -----------------  -----------------
 Decrease in net assets from dividends and
  distributions ..........................................       (4,863,010)      (3,868,885)        (57,848,135)       (38,843,913)
                                                            ---------------  ---------------   -----------------  -----------------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IA:
  Shares sold ............................................      766,712,476      451,931,751       1,792,363,589      1,395,774,350
  Shares issued in reinvestment of dividends and
   distributions .........................................        4,610,764        3,767,619          36,381,798         27,389,708
  Shares redeemed ........................................     (782,625,425)    (459,041,931)     (1,670,541,273)    (1,150,845,557)
                                                            ---------------  ---------------   -----------------  -----------------
 Total Class IA transactions .............................      (11,302,185)      (3,342,561)        158,204,114        272,318,501
                                                            ---------------  ---------------   -----------------  -----------------
 Class IB:
  Shares sold ............................................       41,487,420        6,597,093         943,207,922        412,735,045
  Shares issued in reinvestment of dividends and
   distributions .........................................          252,246          101,266          21,466,337         11,454,205
  Shares redeemed ........................................      (34,002,372)      (2,708,158)       (789,078,018)      (160,498,113)
                                                            ---------------  ---------------   -----------------  -----------------
 Total Class IB transactions .............................        7,737,294        3,990,201         175,596,241        263,691,137
                                                            ---------------  ---------------   -----------------  -----------------
 Net increase (decrease) in net assets derived from
  share transactions .....................................       (3,564,891)         647,640         333,800,355        536,009,638
                                                            ---------------  ---------------   -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS ........................       75,207,372       18,412,792         333,670,976        536,394,158
NET ASSETS, BEGINNING OF PERIOD ..........................      212,309,968      193,897,176       1,110,029,608        573,635,450
                                                            ---------------  ---------------   -----------------  -----------------
NET ASSETS, END OF PERIOD ................................  $   287,517,340  $   212,309,968   $   1,443,700,584  $   1,110,029,608
                                                            ===============  ===============   =================  =================
 Net Assets include accumulated undistributed
  (overdistributed) net investment income of .............  $       522,334  $      (487,521)  $         273,673  $         (30,306)
                                                            ===============  ===============   =================  =================
SHARE TRANSACTIONS:
 Class IA:
  Shares sold ............................................       63,658,279       40,984,802         171,262,736        136,020,103
  Shares issued in reinvestment of dividends and
   distributions .........................................          315,319          362,445           3,544,389          2,682,886
  Shares redeemed ........................................      (64,502,536)     (41,520,686)       (159,578,586)      (112,151,509)
                                                            ---------------  ---------------   -----------------  -----------------
 Total Class IA transactions .............................         (528,938)        (173,439)         15,228,539         26,551,480
                                                            ===============  ===============   =================  =================




 Class IB:
  Shares sold ............................................        3,256,563          592,943          89,900,709         40,257,599
  Shares issued in reinvestment of dividends and
   distributions .........................................           17,319            9,904           2,098,671          1,123,590
  Shares redeemed ........................................       (2,684,319)        (244,562)        (75,257,415)       (15,656,425)
                                                            ---------------  ---------------   -----------------  -----------------
 Total Class IB transactions .............................          589,563          358,285          16,741,965         25,724,764
                                                            ===============  ===============   =================  =================

---------
*     Commencement of Operations
** The Portfolios that received initial capital on December 31, 1998 commenced operations on January 1, 1999.

See Notes to Financial Statements.

    EQ/ALLIANCE                                                  ALLIANCE
      PREMIER                  ALLIANCE                      SMALL CAP GROWTH                   BT EQUITY 500
 GROWTH PORTFOLIO       QUALITY BOND PORTFOLIO                   PORTFOLIO                     INDEX PORTFOLIO
------------------ --------------------------------- --------------------------------- --------------------------------
   MAY 1, 1999*         YEAR ENDED DECEMBER 31,           YEAR ENDED DECEMBER 31,          YEAR ENDED DECEMBER 31,
        TO
 DECEMBER 31, 1999       1999             1998             1999             1998             1999             1998
------------------ ---------------- ---------------- ---------------- ---------------- ---------------- ---------------

   $    247,158     $  18,992,962    $  14,192,221    $   (1,497,694)  $      (12,012)  $   3,630,391    $   1,022,204
      5,045,392        (8,816,272)       6,621,611        10,726,801      (21,147,657)      1,401,474          647,013


     46,997,572       (16,848,190)         759,535        82,375,695       11,287,980      81,778,484       21,141,835
---------------     -------------    -------------    --------------   --------------   -------------    -------------
     52,290,122        (6,671,500)      21,573,367        91,604,802       (9,871,689)     86,810,349       22,811,052
---------------     -------------    -------------    --------------   --------------   -------------    -------------
        (34,034)      (17,589,221)     (14,217,744)               --          (16,814)             --               --
             --                --               --                --               --              --               --
        (63,205)       (1,223,552)      (6,441,066)               --               --              --               --
             --                --               --                --               --              --               --
             --                --               --                --               --              --               --
---------------     -------------    -------------    --------------   --------------   -------------    -------------
        (97,239)      (18,812,773)     (20,658,810)               --          (16,814)             --               --
---------------     -------------    -------------    --------------   --------------   -------------    -------------
       (271,787)          (36,752)            (256)               --               --      (3,617,157)      (1,034,895)
            (38)               --               --                --               --              --               --
       (951,387)             (732)            (209)               --               --      (1,711,901)              --
             --                --               --                --               --              --               --
             --                --               --                --               --              --               --
---------------     -------------    -------------    --------------   --------------   -------------    -------------
     (1,223,212)          (37,484)            (465)               --               --      (5,329,058)      (1,034,895)
---------------     -------------    -------------    --------------   --------------   -------------    -------------

     (1,320,451)      (18,850,257)     (20,659,275)               --          (16,814)     (5,329,058)      (1,034,895)
---------------     -------------    -------------    --------------   --------------   -------------    -------------


     28,829,662        64,844,906      121,204,490       906,605,851      625,198,674              --               --

         97,239        18,812,773       20,658,810                --           16,814              --               --
     (2,970,425)      (50,704,739)     (23,592,796)     (921,047,579)    (515,462,936)             --               --
---------------     -------------    -------------    --------------   --------------   -------------    -------------
     25,956,476        32,952,940      118,270,504       (14,441,728)     109,752,552              --               --
---------------     -------------    -------------    --------------   --------------   -------------    -------------

    404,273,973         1,273,740           10,000        68,620,966       72,962,781     405,084,011      223,661,715

      1,223,212            37,484              465                --               --       5,329,058        1,034,895
     (2,266,498)         (181,846)              --       (53,068,271)      (3,211,937)    (32,597,511)     (22,226,914)
---------------     -------------    -------------    --------------   --------------   -------------    -------------
    403,230,687         1,129,378           10,465        15,552,695       69,750,844     377,815,558      202,469,696
---------------     -------------    -------------    --------------   --------------   -------------    -------------

    429,187,163        34,082,318      118,280,969         1,110,967      179,503,396     377,815,558      202,469,696
---------------     -------------    -------------    --------------   --------------   -------------    -------------
    480,156,834         8,560,561      119,195,061        92,715,769      169,614,893     459,296,849      224,245,853
             --       322,428,539      203,233,478       310,614,345      140,999,452     224,246,853            1,000
---------------     -------------    -------------    --------------   --------------   -------------    -------------
   $480,156,834     $ 330,989,100    $ 322,428,539    $  403,330,114   $  310,614,345   $ 683,543,702    $ 224,246,853
===============     =============    =============    ==============   ==============   =============    =============

   $        (38)    $   1,661,319    $     397,762    $       (2,292)  $       (2,244)  $      22,663    $       3,162
===============     =============    =============    ==============   ==============   =============    =============
      2,700,976         6,686,042       12,172,248        76,802,715       52,458,409              --               --

          8,537         2,058,365        2,093,682                --            1,203              --               --
       (280,563)       (5,287,253)      (2,355,892)      (77,625,170)     (43,349,403)             --               --
---------------     -------------    -------------    --------------   --------------   -------------    -------------
      2,428,950         3,457,154       11,910,038          (822,455)       9,110,209              --               --
===============     =============    =============    ==============   ==============   =============    =============

     38,155,695           133,981            1,010         5,672,727        6,064,836      30,053,374       19,947,642

        107,488             4,119               47                --               --         370,731           84,967
       (220,495)          (18,850)              --        (4,394,816)        (295,805)     (2,403,412)      (2,017,457)
---------------     -------------    -------------    --------------   --------------   -------------    -------------
     38,042,688           119,250            1,057         1,277,911        5,769,031      28,020,693       18,015,152
===============     =============    =============    ==============   ==============   =============    =============

EQ ADVISORS TRUST
STATEMENTS OF CHANGES IN NET ASSETS



                                                                         BT INTERNATIONAL                BT SMALL COMPANY
                                                                      EQUITY INDEX PORTFOLIO              INDEX PORTFOLIO
                                                                 -------------------------------- -------------------------------
                                                                     YEAR ENDED DECEMBER 31,          YEAR ENDED DECEMBER 31,
                                                                       1999            1998             1999            1998
                                                                 --------------- ---------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) ..................................  $     638,528   $     309,782    $     464,930   $    215,371
 Realized gain (loss)--net .....................................      2,327,113         (16,178)       2,715,139        401,078
 Change in unrealized appreciation (depreciation) of
  investments and foreign currency denominated
  assets and liabilities .......................................     16,001,254       4,630,689        6,672,972       (740,526)
                                                                  -------------   -------------    -------------   ------------
 Net increase (decrease) in net assets from operations .........     18,966,895       4,924,293        9,853,041       (124,077)
                                                                  -------------   -------------    -------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Class IA:
  Dividends from net investment income .........................        (30,859)         (8,547)              --             --
  Dividends in excess of net investment income .................         (3,694)           (260)              --             --
  Distributions from realized gains ............................        (27,710)             --               --             --
  Distributions in excess of realized gains ....................             --              --               --             --
  Return of capital distributions ..............................             --              --               --             --
                                                                  -------------   -------------    -------------   ------------
 Total Class IA dividends and distributions ....................        (62,263)         (8,807)              --             --
                                                                  -------------   -------------    -------------   ------------
 Class IB:
  Dividends from net investment income .........................       (604,356)       (584,566)        (457,772)      (223,243)
  Dividends in excess of net investment income .................        (99,011)        (17,770)              --             --
  Distributions from realized gains ............................       (694,040)             --       (2,822,968)      (401,078)
  Distributions in excess of realized gains ....................             --              --               --        (23,362)
  Return of capital distributions ..............................             --              --               --             --
                                                                  -------------   -------------    -------------   ------------
 Total Class IB dividends and distributions ....................     (1,397,407)       (602,336)      (3,280,740)      (647,683)
                                                                  -------------   -------------    -------------   ------------
 Decrease in net assets from dividends and
  distributions ................................................     (1,459,670)       (611,143)      (3,280,740)      (647,683)
                                                                  -------------   -------------    -------------   ------------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IA:
  Shares sold ..................................................      3,707,696       1,304,807               --             --
  Shares issued in reinvestment of dividends and
   distributions ...............................................         62,263           8,807               --             --
  Shares redeemed ..............................................     (1,526,927)       (598,860)              --             --
                                                                  -------------   -------------    -------------   ------------
 Total Class IA transactions ...................................      2,243,032         714,754               --             --
                                                                  -------------   -------------    -------------   ------------
 Class IB:
  Shares sold ..................................................     84,105,060      53,227,128       39,215,812     34,192,251
  Shares issued in reinvestment of dividends and
   distributions ...............................................      1,397,407         602,336        3,280,740        647,683
  Shares redeemed ..............................................    (55,852,892)    (10,048,028)     (21,746,627)    (1,460,486)
                                                                  -------------   -------------    -------------   ------------
 Total Class IB transactions ...................................     29,649,575      43,781,436       20,749,925     33,379,448
                                                                  -------------   -------------    -------------   ------------
 Net increase (decrease) in net assets derived from
  share transactions ...........................................     31,892,607      44,496,190       20,749,925     33,379,448
                                                                  -------------   -------------    -------------   ------------
INCREASE (DECREASE) IN NET ASSETS ..............................     49,399,832      48,809,340       27,322,226     32,607,688
NET ASSETS, BEGINNING OF PERIOD ................................     48,810,340           1,000       32,608,688          1,000
                                                                  -------------   -------------    -------------   ------------
NET ASSETS, END OF PERIOD ......................................  $  98,210,172   $  48,810,340    $  59,930,914   $ 32,608,688
                                                                  =============   =============    =============   ============
 Net Assets include accumulated undistributed
  (overdistributed) net investment income of ...................  $    (102,705)  $     (18,030)   $      18,621   $      5,196
                                                                  =============   =============    =============   ============
SHARE TRANSACTIONS:
 Class IA:
  Shares sold ..................................................        295,810         112,153               --             --
  Shares issued in reinvestment of dividends and
   distributions ...............................................          4,409             760               --             --
  Shares redeemed ..............................................       (117,980)        (50,836)              --             --
                                                                  -------------   -------------    -------------   ------------
 Total Class IA transactions ...................................        182,239          62,077               --             --
                                                                  =============   =============    =============   ============





 Class IB:
  Shares sold ..................................................      6,505,900       4,910,743        3,972,966      3,497,021
  Shares issued in reinvestment of dividends and
   distributions ...............................................         98,907          51,925          319,751         71,331
  Shares redeemed ..............................................     (4,300,653)       (905,704)      (2,183,195)      (156,037)
                                                                  -------------   -------------    -------------   ------------
 Total Class IB transactions ...................................      2,304,154       4,056,964        2,109,522      3,412,315
                                                                  =============   =============    =============   ============

---------
*     Commencement of Operations
** The Portfolios that received initial capital on December 31, 1998 commenced operations on January 1, 1999.

See Notes to Financial Statements.

       CALVERT
      SOCIALLY           CAPITAL GUARDIAN      CAPITAL GUARDIAN     CAPITAL GUARDIAN
     RESPONSIBLE          INTERNATIONAL            RESEARCH            U.S. EQUITY
      PORTFOLIO             PORTFOLIO             PORTFOLIO             PORTFOLIO
--------------------   -------------------   -------------------   ------------------
 SEPTEMBER 1, 1999*        MAY 1, 1999*          MAY 1, 1999*         MAY 1, 1999*
         TO                     TO                    TO                   TO
  DECEMBER 31, 1999     DECEMBER 31, 1999     DECEMBER 31, 1999     DECEMBER 31, 1999
--------------------   -------------------   -------------------   ------------------
     $   (1,474)          $      2,760           $    44,972          $    133,790
         39,268               (194,530)              (31,871)              101,521


        150,089             11,064,165             2,079,153             2,475,853
     ----------           ------------           -----------          ------------
        187,883             10,872,395             2,092,254             2,711,164
     ----------           ------------           -----------          ------------

             --                     --                    --                    --
             --                     --                    --                    --
             --                     --                    --                    --
             --                     --                    --                    --
             --                     --                    --                    --
     ----------           ------------           -----------          ------------
             --                     --                    --                    --
     ----------           ------------           -----------          ------------
             --                     --               (52,999)             (148,946)
             --                     --                   (19)                  (23)
        (14,027)                    --                (5,092)             (101,428)
             --                     --                    --               (92,358)
             --                     --                    --                    --
     ----------           ------------           -----------          ------------
        (14,027)                    --               (58,110)             (342,755)
     ----------           ------------           -----------          ------------

        (14,027)                    --               (58,110)             (342,755)
     ----------           ------------           -----------          ------------

             --                     --                    --                    --

             --                     --                    --                    --
             --                     --                    --                    --
     ----------           ------------           -----------          ------------
             --                     --                    --                    --
     ----------           ------------           -----------          ------------
      2,481,988             46,802,393            32,801,975            69,113,142

         14,027                     --                58,110               342,755
        (47,727)            (5,625,628)             (990,772)           (4,351,881)
     ----------           ------------           -----------          ------------
      2,448,288             41,176,765            31,869,313            65,104,016
     ----------           ------------           -----------          ------------

      2,448,288             41,176,765            31,869,313            65,104,016
     ----------           ------------           -----------          ------------
      2,622,144             52,049,160            33,903,457            67,472,425
             --                     --                    --                    --
     ----------           ------------           -----------          ------------
     $2,622,144           $ 52,049,160           $33,903,457          $ 67,472,425
     ==========           ============           ===========          ============

     $       --           $    (84,006)          $       (19)         $        (23)
     ==========           ============           ===========          ============

             --                     --                    --                    --

             --                     --                    --                    --
             --                     --                    --                    --
     ----------           ------------           -----------          ------------
             --                     --                    --                    --
     ==========           ============           ===========          ============
        247,171              4,151,307             3,265,406             6,933,523

          1,331                     --                 5,631                34,379
         (4,713)              (460,199)              (98,705)             (427,843)
     ----------           ------------           -----------          ------------
        243,789              3,691,108             3,172,332             6,540,059
     ==========           ============           ===========          ============

EQ ADVISORS TRUST
STATEMENTS OF CHANGES IN NET ASSETS




                                                                                                   EQ/EVERGREEN FOUNDATION
                                                                     EQ/EVERGREEN PORTFOLIO               PORTFOLIO
                                                                  ----------------------------   ----------------------------
                                                                    YEAR ENDED DECEMBER 31,        YEAR ENDED DECEMBER 31,
                                                                       1999            1998**         1999           1998**
                                                                  --------------   -----------   --------------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) .................................     $   16,607      $      --      $   90,973      $      --
 Realized gain (loss)--net ....................................       (215,326)            --        (273,254)            --
 Change in unrealized appreciation (depreciation) of
  investments and foreign currency denominated
  assets and liabilities ......................................        499,759             --         695,516             --
                                                                    ----------      ---------      ----------      ---------
 Net increase (decrease) in net assets from operations ........        301,040             --         513,235             --
                                                                    ----------      ---------      ----------      ---------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Class IA:
  Dividends from net investment income ........................             --             --              --             --
  Dividends in excess of net investment income ................             --             --              --             --
  Distributions from realized gains ...........................             --             --              --             --
  Distributions in excess of realized gains ...................             --             --              --             --
  Return of capital distributions .............................             --             --              --             --
                                                                    ----------      ---------      ----------      ---------
 Total Class IA dividends and distributions ...................             --             --              --             --
                                                                    ----------      ---------      ----------      ---------
 Class IB:
  Dividends from net investment income ........................        (17,085)            --         (90,699)            --
  Dividends in excess of net investment income ................             --             --              --             --
  Distributions from realized gains ...........................             --             --              --             --
  Distributions in excess of realized gains ...................             --             --              --             --
  Return of capital distributions .............................             --             --              --             --
                                                                    ----------      ---------      ----------      ---------
 Total Class IB dividends and distributions ...................        (17,085)            --         (90,699)            --
                                                                    ----------      ---------      ----------      ---------
 Decrease in net assets from dividends and
  distributions ...............................................        (17,085)            --         (90,699)            --
                                                                    ----------      ---------      ----------      ---------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IA:
  Shares sold .................................................             --             --              --             --
  Shares issued in reinvestment of dividends and
   distributions ..............................................             --             --              --             --
  Shares redeemed .............................................             --             --              --             --
                                                                    ----------      ---------      ----------      ---------
 Total Class IA transactions ..................................             --             --              --             --
                                                                    ----------      ---------      ----------      ---------
 Class IB:
  Shares sold .................................................      5,451,466          1,000       9,302,072          1,000
  Shares issued in reinvestment of dividends and
   distributions ..............................................         17,085             --          90,699             --
  Shares redeemed .............................................       (935,411)            --        (929,322)            --
                                                                    ----------      ---------      ----------      ---------
 Total Class IB transactions ..................................      4,533,140          1,000       8,463,449          1,000
                                                                    ----------      ---------      ----------      ---------
 Net increase (decrease) in net assets derived from
  share transactions ..........................................      4,533,140          1,000       8,463,449          1,000
                                                                    ----------      ---------      ----------      ---------
INCREASE (DECREASE) IN NET ASSETS .............................      4,817,095          1,000       8,885,985          1,000
NET ASSETS, BEGINNING OF PERIOD ...............................          1,000             --           1,000             --
                                                                    ----------      ---------      ----------      ---------
NET ASSETS, END OF PERIOD .....................................     $4,818,095      $   1,000      $8,886,985      $   1,000
                                                                    ==========      =========      ==========      =========
 Net Assets include accumulated undistributed
  (overdistributed) net investment income of ..................     $      250      $      --      $    1,033      $      --
                                                                    ==========      =========      ==========      =========
SHARE TRANSACTIONS:
 Class IA:
  Shares sold .................................................             --             --              --             --
  Shares issued in reinvestment of dividends and
   distributions ..............................................             --             --              --             --
  Shares redeemed .............................................             --             --              --             --
                                                                    ----------      ---------      ----------      ---------
 Total Class IA transactions ..................................             --             --              --             --
                                                                    ==========      =========      ==========      =========




 Class IB:
  Shares sold .................................................        528,545            100         917,169            100
  Shares issued in reinvestment of dividends and
   distributions ..............................................          1,597             --           8,688             --
  Shares redeemed .............................................        (89,439)            --         (89,010)            --
                                                                    ----------      ---------      ----------      ---------
 Total Class IB transactions ..................................        440,703            100         836,847            100
                                                                    ==========      =========      ==========      =========

---------
*     Commencement of Operations
** The Portfolios that received initial capital on December 31, 1998 commenced operations on January 1, 1999.

See Notes to Financial Statements.

      JPM CORE BOND PORTFOLIO          LAZARD LARGE CAP VALUE PORTFOLIO      LAZARD SMALL CAP VALUE PORTFOLIO
-----------------------------------   -----------------------------------   ----------------------------------
      YEAR ENDED DECEMBER 31,               YEAR ENDED DECEMBER 31,              YEAR ENDED DECEMBER 31,
      1999               1998               1999               1998               1999               1998
----------------   ----------------   ----------------   ----------------   ----------------   ---------------
 $   7,236,587       $  1,897,022       $  1,158,512       $   348,185       $     291,453      $    126,263
    (4,656,671)           941,602          1,796,163          (537,158)            433,250          (675,981)


    (4,495,975)           287,753           (793,720)        6,923,208             444,087        (1,239,410)
 -------------       ------------       ------------       ------------      -------------      ------------
    (1,916,059)         3,126,377          2,160,955         6,734,235           1,168,790        (1,789,128)
 -------------       ------------       ------------       ------------      -------------      ------------


            --                 --                 --                --                  --                --
            --                 --                 --                --                  --                --
            --                 --                 --                --                  --                --
            --                 --                 --                --                  --                --
            --                 --                 --                --                  --                --
 -------------       ------------       ------------       ------------      -------------      ------------
            --                 --                 --                --                  --                --
 -------------       ------------       ------------       ------------      -------------      ------------
    (7,099,994)        (1,885,859)        (1,170,861)         (355,221)           (287,996)         (135,415)
            --            (56,429)              (761)               (8)                 --                --
            --           (963,793)        (1,975,866)               --            (464,119)               --
            --            (85,138)                --                --                  --                --
            --                 --                 --                --                  --                --
 -------------       ------------       ------------       -------------     -------------      ------------
    (7,099,994)        (2,991,219)        (3,147,488)         (355,229)           (752,115)         (135,415)
 -------------       ------------       ------------       -------------     -------------      ------------

    (7,099,994)        (2,991,219)        (3,147,488)         (355,229)           (752,115)         (135,415)
 -------------       ------------       ------------       -------------     -------------      ------------
            --                 --                 --                --                  --                --

            --                 --                 --                --                  --                --
            --                 --                 --                --                  --                --
 -------------       ------------       ------------       -------------     -------------      ------------
            --                 --                 --                --                  --                --
 -------------       ------------       ------------       -------------     -------------      ------------
    73,348,040        104,618,746         65,702,996        70,032,073          31,581,054        55,276,760

     7,099,994          2,991,219          3,147,488           355,229             752,115           135,415
   (18,177,044)        (4,419,883)        (8,948,432)       (2,179,659)        (11,188,446)       (2,442,967)
 -------------       ------------       ------------       -------------     -------------      ------------
    62,270,990        103,190,082         59,902,052        68,207,643          21,144,723        52,969,208
 -------------       ------------       ------------       -------------     -------------      ------------

    62,270,990        103,190,082         59,902,052        68,207,643          21,144,723        52,969,208
 -------------       ------------       ------------       -------------     -------------      ------------
    53,254,937        103,325,240         58,915,519        74,586,649          21,561,398        51,044,665
   103,326,240              1,000         74,587,649             1,000          51,045,665             1,000
 -------------       ------------       ------------       -------------     -------------      ------------
 $ 156,581,177       $103,326,240       $133,503,168       $74,587,649       $  72,607,063      $ 51,045,665
 =============       ============       ============       =============     =============      ============

 $      30,694       $    (49,365)      $       (761)      $     2,707       $       9,509      $         --
 =============       ============       ============       =============     =============      ============
            --                 --                 --                --                  --                --

            --                 --                 --                --                  --                --
            --                 --                 --                --                  --                --
 -------------       ------------       ------------       -------------     -------------      ------------
            --                 --                 --                --                  --                --
 =============       ============       ============       =============     =============      ============
     7,026,368          9,907,643          5,261,340         6,428,010           3,380,016         5,784,545

       715,725            284,067            266,722            30,181              84,129            15,511
    (1,739,846)          (416,891)          (710,694)         (209,926)         (1,182,889)         (293,316)
 -------------       ------------       ------------       -------------     -------------      ------------
     6,002,247          9,774,819          4,817,368         6,248,265           2,281,256         5,506,740
 =============       ============       ============       =============     =============      ============

EQ ADVISORS TRUST
STATEMENTS OF CHANGES IN NET ASSETS



                                                                        MERRILL LYNCH BASIC               MERRILL LYNCH WORLD
                                                                      VALUE EQUITY PORTFOLIO              STRATEGY PORTFOLIO
                                                                 --------------------------------- ---------------------------------
                                                                      YEAR ENDED DECEMBER 31,           YEAR ENDED DECEMBER 31,
                                                                       1999             1998             1999             1998
                                                                 ---------------- ---------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) ..................................  $   3,345,284    $   1,620,403    $      303,257   $      417,475
 Realized gain (loss)--net .....................................     22,926,609        5,652,703         2,320,720       (1,565,854)
 Change in unrealized appreciation (depreciation) of
 investments and foreign currency denominated
 assets and liabilities ........................................      8,544,136         (239,779)        3,584,209        2,563,344
                                                                  -------------    -------------    --------------   --------------
 Net increase (decrease) in net assets from operations .........     34,816,029        7,033,327         6,208,186        1,414,965
                                                                  -------------    -------------    --------------   --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Class IA:
  Dividends from net investment income .........................             --               --                --               --
  Dividends in excess of net investment income .................             --               --                --               --
  Distributions from realized gains ............................             --               --                --               --
  Distributions in excess of realized gains ....................             --               --                --               --
  Return of capital distributions ..............................             --               --                --               --
                                                                  -------------    -------------    --------------   --------------
 Total Class IA dividends and distributions ....................             --               --                --               --
                                                                  -------------    -------------    --------------   --------------
 Class IB:
  Dividends from net investment income .........................     (3,552,910)      (1,636,788)         (214,483)        (106,747)
  Dividends in excess of net investment income .................           (669)          (8,838)          (63,774)        (117,119)
  Distributions from realized gains ............................    (14,918,127)      (5,629,501)         (444,186)              --
  Distributions in excess of realized gains ....................             --          (75,031)               --               --
  Return of capital distributions ..............................             --               --                --               --
                                                                  -------------    -------------    --------------   --------------
 Total Class IB dividends and distributions ....................    (18,471,706)      (7,350,158)         (722,443)        (223,866)
                                                                  -------------    -------------    --------------   --------------
 Decrease in net assets from dividends and
  distributions ................................................    (18,471,706)      (7,350,158)         (722,443)        (223,866)
                                                                  -------------    -------------    --------------   --------------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IA:
  Shares sold ..................................................             --               --                --               --
  Shares issued in reinvestment of dividends and
   distributions ...............................................             --               --                --               --
  Shares redeemed ..............................................             --               --                --               --
                                                                  -------------    -------------    --------------   --------------
 Total Class IA transactions ...................................             --               --                --               --
                                                                  -------------    -------------    --------------   --------------
 Class IB:
  Shares sold ..................................................    140,038,119      161,279,159        28,865,919       21,435,271
  Shares issued in reinvestment of dividends and
   distributions ...............................................     18,471,706        7,350,158           722,443          223,866
  Shares redeemed ..............................................    (48,491,746)     (43,703,327)      (29,983,134)     (10,429,724)
                                                                  -------------    -------------    --------------   --------------
 Total Class IB transactions ...................................    110,018,079      124,925,990          (394,772)      11,229,413
                                                                  -------------    -------------    --------------   --------------
 Net increase (decrease) in net assets derived from
  share transactions ...........................................    110,018,079      124,925,990          (394,772)      11,229,413
                                                                  -------------    -------------    --------------   --------------
INCREASE (DECREASE) IN NET ASSETS ..............................    126,362,402      124,609,159         5,090,971       12,420,512
NET ASSETS, BEGINNING OF PERIOD ................................    174,104,203       49,495,044        30,630,962       18,210,450
                                                                  -------------    -------------    --------------   --------------
NET ASSETS, END OF PERIOD ......................................  $ 300,466,605    $ 174,104,203    $   35,721,933   $   30,630,962
                                                                  =============    =============    ==============   ==============
 Net Assets include accumulated undistributed
  (overdistributed) net investment income of ...................  $        (669)   $        (175)   $      (63,774)  $     (117,119)
                                                                  =============    =============    ==============   ==============
SHARE TRANSACTIONS:
 Class IA:
  Shares sold ..................................................             --               --                --               --
  Shares issued in reinvestment of dividends and
   distributions ...............................................             --               --                --               --
  Shares redeemed ..............................................             --               --                --               --
                                                                  -------------    -------------    --------------   --------------
 Total Class IA transactions ...................................             --               --                --               --
                                                                  =============    =============    ==============   ==============




 Class IB:
  Shares sold ..................................................      9,861,521       12,674,506         2,465,714        1,987,470
  Shares issued in reinvestment of dividends and
   distributions ...............................................      1,388,494          600,506            57,894           20,942
  Shares redeemed ..............................................     (3,489,703)      (3,467,476)       (2,574,495)        (972,049)
                                                                  -------------    -------------    --------------   --------------
 Total Class IB transactions ...................................      7,760,312        9,807,536           (50,887)       1,036,363
                                                                  =============    =============    ==============   ==============

---------
*     Commencement of Operations
** The Portfolios that received initial capital on December 31, 1998 commenced operations on January 1, 1999.

See Notes to Financial Statements.

          MFS EMERGING GROWTH
          COMPANIES PORTFOLIO              MFS GROWTH WITH INCOME PORTFOLIO          MFS RESEARCH PORFOLIO
----------------------------------------   ---------------------------------   ----------------------------------
        YEAR ENDED DECEMBER 31,                 YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
       1999                  1998                1999             1998**             1999               1998
------------------   -------------------   ----------------   --------------   ----------------   ---------------

  $   (1,271,004)      $    (749,002)        $    341,513      $        --      $     619,536      $   1,050,278
      63,860,903         (12,444,070)          (1,884,147)              --         38,262,064         (6,417,869)


     575,143,446          96,627,486            7,543,672               --         83,614,925         57,047,827
----------------       --------------        ------------      -----------      -------------      -------------
     637,733,345          83,434,414            6,001,038               --        122,496,525         51,680,236
----------------       --------------        ------------      -----------      -------------      -------------



              --                  --                   --               --                 --                 --
              --                  --                   --               --                 --                 --
        (732,844)                 --                   --               --                 --                 --
              --                  --                   --               --                 --                 --
              --                  --                   --               --                 --                 --
----------------       --------------        ------------      -----------      -------------      -------------
        (732,844)                 --                   --               --                 --                 --
----------------       --------------        ------------      -----------      -------------      -------------
              --              (7,792)            (341,307)              --           (573,659)        (1,012,965)
              --                  (8)              (2,194)              --           (164,256)                --
     (27,933,818)                 --                   --               --        (15,179,403)                --
              --                  --                   --               --                 --                 --
              --                  --                   --               --                 --                 --
----------------       ---------------       ------------      -----------      -------------      -------------
     (27,933,818)             (7,800)            (343,501)              --        (15,917,318)        (1,012,965)
----------------       ---------------       ------------      -----------      -------------      -------------

     (28,666,662)             (7,800)            (343,501)              --        (15,917,318)        (1,012,965)
----------------       ---------------       ------------      -----------      -------------      -------------

      30,090,291           6,000,146                   --               --                 --                 --

         732,844                  --                   --               --                 --                 --
      (5,572,932)           (482,295)                  --               --                 --                 --
----------------       ---------------       ------------      -----------      -------------      -------------
      25,250,203           5,517,851                   --               --                 --                 --
----------------       ---------------       ------------      -----------      -------------      -------------
     866,910,644         611,028,621          105,835,561            1,000        239,545,313        296,232,678

      27,933,818               7,800              343,501               --         15,917,318          1,012,965
    (284,562,859)       (334,513,068)          (2,009,408)              --        (84,391,332)       (57,048,378)
----------------       ---------------       ------------      -----------      -------------      -------------
     610,281,603         276,523,353          104,169,654            1,000        171,071,299        240,197,265
----------------       ---------------       ------------      -----------      -------------      -------------
     635,531,806         282,041,204          104,169,654            1,000        171,071,299        240,197,265
----------------       ---------------       ------------      -----------      -------------      -------------
   1,244,598,489         365,467,818          109,827,191            1,000        277,650,506        290,864,536
     467,285,061         101,817,243                1,000               --        407,619,000        116,754,464
----------------       ---------------       ------------      -----------      -------------      -------------
  $1,711,883,550       $ 467,285,061         $109,828,191      $     1,000      $ 685,269,506      $ 407,619,000
================       ===============       ============      ===========      =============      =============

  $      (90,349)      $        (314)        $     (2,194)     $        --      $    (164,256)     $       8,161
================       ===============       ============      ===========      =============      =============


       1,589,075             404,027                   --               --                 --                 --

          28,831                  --                   --               --                 --                 --
        (302,797)            (31,231)                  --               --                 --                 --
----------------       ---------------       ------------      -----------      -------------      -------------
       1,315,109             372,796                   --               --                 --                 --
================       ===============       ============      ===========      =============      =============

      47,152,524          44,295,343           10,299,079              100         16,111,474         22,888,136

       1,105,852                 568               32,529               --            968,865             73,904
     (16,072,533)        (24,074,548)            (195,643)              --         (5,611,685)        (4,442,595)
----------------       ---------------       ------------      -----------      -------------      -------------
      32,185,843          20,221,363           10,135,965              100         11,468,654         18,519,445
================       ===============       ============      ===========      =============      =============

EQ ADVISORS TRUST
STATEMENTS OF CHANGES IN NET ASSETS



                                                                  MORGAN STANLEY EMERGING
                                                                  MARKETS EQUITY PORTFOLIO         EQ/PUTNAM BALANCED PORTFOLIO
                                                             ----------------------------------  ---------------------------------
                                                                  YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                                    1999             1998              1999             1998
                                                             ----------------- ----------------  ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) ..............................  $      (152,851)  $      232,005    $   2,725,793    $    1,413,676
 Realized gain (loss)--net .................................       15,940,199      (10,376,643)       1,766,714         1,270,027
 Change in unrealized appreciation (depreciation) of
  investments and foreign currency denominated
  assets and liabilities ...................................       54,826,996          358,834       (5,305,583)        2,688,773
                                                              ---------------   --------------    -------------    --------------
 Net increase (decrease) in net assets from operations .....       70,614,344       (9,785,804)        (813,076)        5,372,476
                                                              ---------------   --------------    -------------    --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS :
 Class IA:
  Dividends from net investment income .....................               --               --               --                --
  Dividends in excess of net investment income .............               --               --               --                --
  Distributions from realized gains ........................               --               --               --                --
  Distributions in excess of realized gains ................               --               --               --                --
  Return of capital distributions ..........................               --               --               --                --
                                                              ---------------   --------------    -------------    --------------
 Total Class IA dividends and distributions ................               --               --               --                --
                                                              ---------------   --------------    -------------    --------------
 Class IB:
  Dividends from net investment income .....................               --         (153,424)      (2,757,262)          (93,972)
  Dividends in excess of net investment income .............               --               --             (443)       (1,254,242)
  Distributions from realized gains ........................       (1,886,278)              --       (2,374,697)         (827,467)
  Distributions in excess of realized gains ................               --               --         (994,594)               --
  Return of capital distributions ..........................               --               --               --                --
                                                              ---------------   --------------    -------------    --------------
 Total Class IB dividends and distributions ................       (1,886,278)        (153,424)      (6,126,996)       (2,175,681)
                                                              ---------------   --------------    -------------    --------------
 Decrease in net assets from dividends and
  distributions ............................................       (1,886,278)        (153,424)      (6,126,996)       (2,175,681)
                                                              ---------------   --------------    -------------    --------------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IA:
  Shares sold ..............................................               --               --               --                --
  Shares issued in reinvestment of dividends and
   distributions ...........................................               --               --               --                --
  Shares redeemed ..........................................               --               --               --                --
                                                              ---------------   --------------    -------------    --------------
 Total Class IA transactions ...............................               --               --               --                --
                                                              ---------------   --------------    -------------    --------------
 Class IB:
  Shares sold ..............................................      320,447,721       95,364,409       49,192,528        70,178,473
  Shares issued in reinvestment of dividends and
   distributions ...........................................        1,886,278          153,424        6,126,996         2,175,681
  Shares redeemed ..........................................     (240,840,452)     (65,652,014)     (19,379,797)      (25,427,352)
                                                              ---------------   --------------    -------------    --------------
 Total Class IB transactions ...............................       81,493,547       29,865,819       35,939,727        46,926,802
                                                              ---------------   --------------    -------------    --------------
 Net increase (decrease) in net assets derived from
  share transactions .......................................       81,493,547       29,865,819       35,939,727        46,926,802
                                                              ---------------   --------------    -------------    --------------
INCREASE (DECREASE) IN NET ASSETS ..........................      150,221,613       19,926,591       28,999,655        50,123,597
NET ASSETS, BEGINNING OF PERIOD ............................       41,359,222       21,432,631       75,977,185        25,853,588
                                                              ---------------   --------------    -------------    --------------
NET ASSETS, END OF PERIOD ..................................  $   191,580,835   $   41,359,222    $ 104,976,840    $   75,977,185
                                                              ===============   ==============    =============    ==============
 Net Assets include accumulated undistributed
  (overdistributed) net investment income of ...............  $       (60,428)  $      (35,802)   $        (443)   $        4,600
                                                              ===============   ==============    =============    ==============
SHARE TRANSACTIONS:
 Class IA:
  Shares sold ..............................................               --               --               --                --
  Shares issued in reinvestment of dividends and
   distributions ...........................................               --               --               --                --
  Shares redeemed ..........................................               --               --               --                --
                                                              ---------------   --------------    -------------    --------------
 Total Class IA transactions ...............................               --               --               --                --
                                                              ===============   ==============    =============    ==============




Class IB:
  Shares sold ..............................................       41,169,546       14,735,898        3,951,120         5,930,052
  Shares issued in reinvestment of dividends and
   distributions ...........................................          176,287           26,892          537,388           181,291
  Shares redeemed ..........................................      (31,420,484)     (10,307,350)      (1,562,281)       (2,169,078)
                                                              ---------------   --------------    -------------    --------------
 Total Class IB transactions ...............................        9,925,349        4,455,440        2,926,227         3,942,265
                                                              ===============   ==============    =============    ==============


---------
*     Commencement of Operations
** The Portfolios that received initial capital on December 31, 1998 commenced operations on January 1, 1999.

See Notes to Financial Statements.

        EQ/PUTNAM GROWTH              EQ/PUTNAM INTERNATIONAL            EQ/PUTNAM INVESTORS              T. ROWE PRICE EQUITY
     & INCOME VALUE PORFOLIO              EQUITY PORTFOLIO                GROWTH PORTFOLIO                  INCOME PORTFOLIO
-------------------------------   -------------------------------   -----------------------------    ------------------------------
     YEAR ENDED DECEMBER 31,          YEAR ENDED DECEMBER 31,          YEAR ENDED DECEMBER 31,          YEAR ENDED DECEMBER 31,
      1999             1998             1999             1998           1999             1998             1999             1998
--------------    -------------   --------------    -------------   ------------     ------------    -------------    -------------
 $   6,947,930    $   3,921,073   $    1,042,837    $     613,761   $   (533,520)    $    125,623    $   5,151,322    $   3,995,399
    28,439,038        7,671,440       31,437,810       (2,795,321)    21,163,149       (4,124,377)      15,310,313        5,426,850


   (47,053,272)      24,262,285       74,768,572       16,595,849     60,806,015       34,949,382      (13,320,265)       4,862,976
--------------    -------------   --------------    -------------   ------------     ------------    -------------    -------------
   (11,666,304)      35,854,798      107,249,219       14,414,289     81,435,644       30,950,628        7,141,370       14,285,225
--------------    -------------   --------------    -------------   ------------     ------------    -------------    -------------


            --               --               --               --             --               --         (115,904)         (35,838)
            --               --               --               --             --               --               --               --
            --               --               --               --             --               --         (214,471)         (40,618)
            --               --               --               --             --               --               --               --
            --               --               --               --             --               --               --               --
--------------    -------------   --------------    -------------   ------------     ------------    -------------    -------------
            --               --               --               --             --               --         (330,375)         (76,456)
--------------    -------------   --------------    -------------   ------------     ------------    -------------    -------------

    (7,012,389)      (3,908,330)      (1,844,027)         (42,950)       (24,337)        (111,393)      (5,164,548)      (3,933,650)
        (1,487)              --       (3,274,824)              --         (1,540)              --               --               --
   (32,171,066)      (3,529,756)     (15,501,562)              --     (7,655,979)              --      (10,770,882)      (5,062,958)
    (5,688,316)              --               --               --             --               --               --               --
            --               --               --               --             --               --               --               --
--------------    -------------   --------------    -------------   ------------     ------------    -------------    -------------
   (44,873,258)      (7,438,086)     (20,620,413)         (42,950)    (7,681,856)        (111,393)     (15,935,430)      (8,996,608)
--------------    -------------   --------------    -------------   ------------     ------------    -------------    -------------

   (44,873,258)      (7,438,086)     (20,620,413)         (42,950)    (7,681,856)        (111,393)     (16,265,805)      (9,073,064)
--------------    -------------   --------------    -------------   ------------     ------------    -------------    -------------


            --               --               --               --             --               --        5,193,986        2,524,430

            --               --               --               --             --               --          330,375           76,456
            --               --               --               --             --               --       (2,541,792)        (142,092)
--------------    -------------   --------------    -------------   ------------     ------------    -------------    -------------
            --               --               --               --             --               --        2,982,569        2,458,794
--------------    -------------   --------------    -------------   ------------     ------------    -------------    -------------

   145,369,941      302,749,372      269,801,817       86,265,870    136,281,528      114,300,823       85,486,365      170,865,561

    44,873,258        7,438,086       20,620,413           42,950      7,681,856          111,393       15,935,430        8,996,608
   (50,176,972)     (28,119,631)    (221,612,908)     (14,637,575)    (8,556,690)      (9,931,082)     (61,483,676)     (43,064,416)
--------------    -------------   --------------    -------------   ------------     ------------    -------------    -------------
   140,066,227      282,067,827       68,809,322       71,671,245    135,406,694      104,481,134       39,938,119      136,797,753
--------------    -------------   --------------    -------------   ------------     ------------    -------------    -------------

   140,066,227      282,067,827       68,809,322       71,671,245    135,406,694      104,481,134       42,920,688      139,256,547
--------------    -------------   --------------    -------------   ------------     ------------    -------------    -------------
    83,526,665      310,484,539      155,438,128       86,042,584    209,160,482      135,320,369       33,796,253      144,468,708
   460,744,261      150,259,722      143,720,730       57,678,146    175,014,975       39,694,606      244,416,018       99,947,310
--------------    -------------   --------------    -------------   ------------     ------------    -------------    -------------
 $ 544,270,926    $ 460,744,261   $  299,158,858    $ 143,720,730   $384,175,457     $175,014,975    $ 278,212,271    $ 244,416,018
==============    =============   ==============    =============   ============     ============    =============    =============

 $      (1,487)   $      26,121   $   (3,274,824)   $     699,943   $     (1,540)    $     25,684    $      67,548    $      34,184
==============    =============   ==============    =============   ============     ============    =============    =============

            --               --               --               --             --               --          393,420          195,361

            --               --               --               --             --               --           27,326            6,161
            --               --               --               --             --               --         (191,378)         (10,947)
--------------    -------------   --------------    -------------   ------------     ------------    -------------    -------------
            --               --               --               --             --               --          229,368          190,575
==============    =============   ==============    =============   ============     ============    =============    =============

    10,928,082       24,763,118       17,367,165        6,968,356      7,612,407        7,900,821        6,413,638       13,571,713

     3,900,495          591,764        1,121,894            3,382        374,553            6,926        1,318,364          723,375
    (3,807,127)      (2,321,054)     (14,074,949)      (1,217,991)      (466,021)        (704,721)      (4,707,223)      (3,466,621)
--------------    -------------   --------------    -------------   ------------     ------------    -------------    -------------
    11,021,450       23,033,828        4,414,110        5,753,747      7,520,939        7,203,026        3,024,779       10,828,467
==============    =============   ==============    =============   ============     ============    =============    =============

EQ ADVISORS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                              T. ROWE PRICE INTERNATIONAL STOCK  WARBURG PINCUS SMALL COMPANY VALU
                                                                          PORTFOLIO                          PORTFOLIO
                                                             ----------------------------------- ---------------------------------
                                                                   YEAR ENDED DECEMBER 31,            YEAR ENDED DECEMBER 31,
                                                                    1999              1998             1999             1998
                                                             ----------------- ----------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) ..............................  $       817,323   $       708,880   $     316,991    $     736,249
 Realized gain (loss)--net .................................        4,120,768        (1,331,394)     (7,367,115)     (19,257,182)
 Change in unrealized appreciation (depreciation) of
  investments and foreign currency denominated
  assets and liabilities ...................................       46,344,577        12,687,179       8,392,025           56,703
                                                              ---------------   ---------------   -------------    -------------
 Net increase (decrease) in net assets from operations .....       51,282,668        12,064,665       1,341,901      (18,464,230)
                                                              ---------------   ---------------   -------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: ...............
 Class IA: .................................................
  Dividends from net investment income .....................               --                --         (10,954)          (2,910)
  Dividends in excess of net investment income .............               --                --              --               --
  Distributions from realized gains ........................               --                --              --               --
  Distributions in excess of realized gains ................               --                --              --               --
  Return of capital distributions ..........................               --                --              --             (593)
                                                              ---------------   ---------------   -------------    -------------
 Total Class IA dividends and distributions ................               --                --         (10,954)          (3,503)
                                                              ---------------   ---------------   -------------    -------------
 Class IB:
  Dividends from net investment income .....................         (714,598)         (833,092)       (281,334)        (643,796)
  Dividends in excess of net investment income .............          (56,431)         (302,422)             --               --
  Distributions from realized gains ........................       (2,192,627)               --              --               --
  Distributions in excess of realized gains ................               --            (1,173)             --               --
  Return of capital distributions ..........................               --                --              --         (131,277)
                                                              ---------------   ---------------   -------------    -------------
 Total Class IB dividends and distributions ................       (2,963,656)       (1,136,687)       (281,334)        (775,073)
                                                              ---------------   ---------------   -------------    -------------
 Decrease in net assets from dividends and
  distributions ............................................       (2,963,656)       (1,136,687)       (292,288)        (778,576)
                                                              ---------------   ---------------   -------------    -------------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IA:
  Shares sold ..............................................               --                --       3,118,460          799,188
  Shares issued in reinvestment of dividends and
   distributions ...........................................               --                --          10,954            3,503
  Shares redeemed ..........................................               --                --      (1,615,400)         (72,570)
                                                              ---------------   ---------------   -------------    -------------
 Total Class IA transactions ...............................               --                --       1,514,014          730,121
                                                              ---------------   ---------------   -------------    -------------
Class IB:
  Shares sold ..............................................      267,716,740       178,237,748      40,508,017      118,015,752
  Shares issued in reinvestment of dividends and
   distributions ...........................................        2,963,656         1,136,687         281,334          775,073
  Shares redeemed ..........................................     (238,753,956)     (130,221,045)    (58,888,982)     (53,664,561)
                                                              ---------------   ---------------   -------------    -------------
 Total Class IB transactions ...............................       31,926,440        49,153,390     (18,099,631)      65,126,264
                                                              ---------------   ---------------   -------------    -------------
 Net increase (decrease) in net assets derived from
  share transactions .......................................       31,926,440        49,153,390     (16,585,617)      65,856,385
                                                              ---------------   ---------------   -------------    -------------
INCREASE (DECREASE) IN NET ASSETS ..........................       80,245,452        60,081,368     (15,536,004)      46,613,579
NET ASSETS, BEGINNING OF PERIOD ............................      134,653,337        74,571,969     167,493,253      120,879,674
                                                              ---------------   ---------------   -------------    -------------
NET ASSETS, END OF PERIOD ..................................  $   214,898,789   $   134,653,337   $ 151,957,249    $ 167,493,253
                                                              ===============   ===============   =============    =============
 Net Assets include accumulated undistributed
  (overdistributed) net investment income of ...............  $       (56,431)  $      (158,252)  $      30,712    $        (291)
                                                              ===============   ===============   =============    =============
SHARE TRANSACTIONS:
 Class IA:
  Shares sold ..............................................               --                --         305,824           77,260
  Shares issued in reinvestment of dividends and
   distributions ...........................................               --                --           1,072              345
  Shares redeemed ..........................................               --                --        (160,132)          (7,045)
                                                              ---------------   ---------------   -------------    -------------
 Total Class IA transactions ...............................               --                --         146,764           70,560
                                                              ===============   ===============   =============    =============
 Class IB:
  Shares sold ..............................................       22,830,839        16,778,911       4,011,993       10,072,044
  Shares issued in reinvestment of dividends and
   distributions ...........................................          224,347           104,054          27,474           76,073
  Shares redeemed ..........................................      (20,278,515)      (12,323,215)     (5,875,980)      (4,636,677)
                                                              ---------------   ---------------   -------------    -------------
 Total Class IB transactions ...............................        2,776,671         4,559,750      (1,836,513)       5,511,440
                                                              ===============   ===============   =============    =============

---------
*     Commencement of Operations
** The Portfolios that received initial capital on December 31, 1998 commenced operations on January 1, 1999.

See Notes to Financial Statements.

EQ ADVISORS TRUST
ALLIANCE AGGRESSIVE STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999


--------------------------------------------------------------------------------
                                             NUMBER             VALUE
                                            OF SHARES          (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
BASIC MATERIALS (1.1%)
CHEMICALS (0.6%)
Lyondell Chemical Co. ..............     2,095,300          $   26,715,075
                                                            --------------
PAPER (0.5%)
Pentair, Inc. ......................       572,200              22,029,700
                                                            --------------
  TOTAL BASIC MATERIALS ............                            48,744,775
                                                            --------------
BUSINESS SERVICES (13.5%)
PRINTING, PUBLISHING,
  BROADCASTING (9.8%)
AMFM, Inc.* ........................       592,200              46,339,650
Comcast Corp., Class A .............     1,739,300              87,399,825
Hispanic Broadcasting Corp.* .......       403,700              37,228,710
Infinity Broadcasting Corp.,
  Class A* .........................     2,764,300             100,033,106
Reader's Digest Association, Inc.,
  Class A (Non-Voting) .............       959,200              28,056,600
Rogers Communications, Inc.,
  Class B* .........................       957,000              23,685,750
USA Networks, Inc.* ................     2,321,400             128,257,350
                                                            --------------
                                                               451,000,991
                                                            --------------
PROFESSIONAL SERVICES (2.6%)
Amdocs Ltd.* .......................     1,306,400              45,070,800
Cendant Corp.* .....................     2,761,800              73,360,312
                                                            --------------
                                                               118,431,112
                                                            --------------
TRUCKING, SHIPPING (1.1%)
Teekay Shipping Corp.*++ ...........     3,340,400              53,237,625
                                                            --------------
  TOTAL BUSINESS SERVICES ..........                           622,669,728
                                                            --------------
CONSUMER CYCLICALS (28.7%)
AIRLINES (5.5%)
Continental Airlines, Inc.,
  Class B*++ .......................     4,509,800             200,122,375
Northwest Airlines Corp.,
  Class A* .........................     2,441,500              54,323,375
                                                            --------------
                                                               254,445,750
                                                            --------------
APPAREL & TEXTILES (3.9%)
Mohawk Industries, Inc.*++ .........     5,345,800             140,995,475
Unifi, Inc.*++ .....................     2,980,600              36,698,638
                                                            --------------
                                                               177,694,113
                                                            --------------
AUTO RELATED (2.8%)
Circuit City Stores, Inc.--CarMax
  Group*++ .........................     4,514,200              10,439,087
Harley-Davidson, Inc. ..............       853,100              54,651,719
United Rentals, Inc.* ..............     3,600,400              61,656,850
                                                            --------------
                                                               126,747,656
                                                            --------------
FOOD SERVICES, LODGING (0.8%)
MeriStar Hospitality Corp.  ........     2,290,900              36,654,400
                                                            --------------
HOUSEHOLD FURNITURE,
  APPLIANCES (0.9%)
Industrie Natuzzi S.p.A. (ADR)......     3,007,300              39,846,725
                                                            --------------
LEISURE RELATED (7.1%)
Park Place Entertainment Corp.*.....     1,880,200              23,502,500
Premier Parks, Inc.*++ .............     5,029,200             145,218,150
Royal Caribbean Cruises Ltd. .......     3,191,500             157,380,844
                                                            --------------
                                                               326,101,494
                                                            --------------
--------------------------------------------------------------------------------
                                             NUMBER             VALUE
                                            OF SHARES          (NOTE 1)
--------------------------------------------------------------------------------
PHOTO & OPTICAL (1.1%)
Bausch & Lomb, Inc. ................       470,000          $   32,165,625
VISX, Inc.* ........................       401,400              20,772,450
                                                            --------------
                                                                52,938,075
                                                            --------------
RETAIL--GENERAL (6.6%)
Bed Bath & Beyond, Inc.* ...........     3,062,600             106,425,350
Family Dollar Stores, Inc.  ........     2,428,800              39,619,800
Rite Aid Corp. .....................     2,220,100              24,837,369
TJX Cos., Inc. .....................     1,948,100              39,814,293
Venator Group, Inc.*++ .............     13,642,500             95,497,500
                                                            --------------
                                                               306,194,312
                                                            --------------
  TOTAL CONSUMER CYCLICALS .........                         1,320,622,525
                                                            --------------
CONSUMER NON-CYCLICALS (12.9%)
DRUGS (4.5%)
Forest Laboratories, Inc.* .........      412,300               25,330,681
Genzyme Corp.--General
  Division* ........................      619,000               27,855,000
IDEC Pharmaceuticals Corp.* ........      815,200               80,093,400
MedImmune, Inc.* ...................      440,000               72,985,000
                                                            --------------
                                                               206,264,081
                                                            --------------
HOSPITAL SUPPLIES & SERVICES (8.4%)
Columbia/HCA Healthcare Corp.           5,769,700              169,124,331
Health Management Associates,
  Inc., Class A* ...................    6,221,700               83,215,237
Healthsouth Corp.* .................    8,740,000               46,977,500
Medical Manager Corp.* .............      781,700               65,858,225
Summit Technology, Inc.* ...........    1,919,400               22,432,988
                                                            --------------
                                                               387,608,281
                                                            --------------
  TOTAL CONSUMER NON-CYCLICALS                                 593,872,362
                                                            --------------
CREDIT SENSITIVE (11.4%)
FINANCIAL SERVICES (2.9%)
A.G. Edwards, Inc. .................    1,552,900               49,789,856
GreenPoint Financial Corp. .........    1,621,900               38,621,494
PaineWebber Group, Inc. ............    1,113,000               43,198,312
                                                            --------------
                                                               131,609,662
                                                            --------------
INSURANCE (5.5%)
Ace Ltd. ...........................    3,728,600               62,221,012
AFLAC, Inc. ........................      917,300               43,285,094
CNA Financial Corp.* ...............    3,816,100              148,589,394
                                                            --------------
                                                               254,095,500
                                                            --------------
REAL ESTATE (1.1%)
Vornado Realty Trust ...............    1,540,300               50,059,750
                                                            --------------
UTILITY--TELEPHONE (1.9%)
CenturyTel, Inc. ...................      457,500               21,674,063
Telephone & Data Systems, Inc.......      542,900               68,405,400
                                                            --------------
                                                                90,079,463
                                                            --------------
  TOTAL CREDIT SENSITIVE ...........                           525,844,375
                                                            --------------
DIVERSIFIED (0.6%)
MISCELLANEOUS (0.6%)
DBT Online, Inc.* ..................    1,097,500               26,751,563
                                                            --------------
ENERGY (3.5%)
OIL--DOMESTIC (0.8%)
Murphy Oil Corp. ...................      636,900               36,542,138
                                                            --------------

EQ ADVISORS TRUST
ALLIANCE AGGRESSIVE STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                             NUMBER             VALUE
                                            OF SHARES          (NOTE 1)
--------------------------------------------------------------------------------
OIL--INTERNATIONAL (0.6%)
Kerr-McGee Corp. .....................     475,000          $   29,450,000
                                                            --------------
OIL--SUPPLIES & CONSTRUCTION (2.1%)
Diamond Offshore Drilling, Inc........   1,292,100              39,489,806
Noble Drilling Corp.* ................   1,669,500              54,676,125
                                                            --------------
                                                                94,165,931
                                                            --------------
  TOTAL ENERGY .......................                         160,158,069
                                                            --------------
TECHNOLOGY (24.2%)
COMPUTER SOFTWARE (2.4%)
BEA Systems, Inc.* ...................     376,200              26,310,487
Citrix Systems, Inc.* ................     279,300              34,353,900
i2 Technologies Inc.* ................     132,300              25,798,500
Rational Software Corp.* .............     459,900              22,592,588
                                                            --------------
                                                               109,055,475
                                                            --------------
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (12.5%)
Adelphia Business Solutions, Inc.        1,075,300              51,614,400
American Tower Corp., Class A*........     782,700              23,921,269
Comverse Technology, Inc.* ...........     502,600              72,751,350
Crown Castle International
  Corp.* .............................   2,066,000              66,370,250
Global TeleSystems Group, Inc.*.......   4,779,300             165,483,263
McLeodUSA, Inc.* .....................     541,100              31,857,263
NTL, Inc.* ...........................   1,171,350             146,125,912
RCN Corp.* ...........................     393,000              19,060,500
                                                            --------------
                                                               577,184,207
                                                            --------------
ELECTRONICS (4.8%)
Altera Corp.* ........................     468,800              23,234,900
Flextronics International, Ltd.* .....     746,400              34,334,400
RF Micro Devices, Inc.* ..............     335,600              22,967,625
Sanmina Corp.* .......................     649,700              64,888,787
Teradyne, Inc.* ......................     876,800              57,868,800
Whittman-Hart, Inc.* .................     366,100              19,632,113
                                                            --------------
                                                               222,926,625
                                                            --------------
OFFICE EQUIPMENT SERVICES (0.6%)
Cybersource Corp.* ...................     501,200              25,937,100
                                                            --------------
WIRELESS TELECOMMUNICATION
  SERVICES (3.9%)
Millicom International Cellular
  S.A.*++ ............................   2,553,400             159,268,325
US Cellular Corp.* ...................     211,000              21,297,812
                                                            --------------
                                                               180,566,137
                                                            --------------
  TOTAL TECHNOLOGY ...................                       1,115,669,544
                                                            --------------
TOTAL COMMON STOCKS (95.9%)
  (Cost $3,814,538,242) ..............                       4,414,332,941
                                                            --------------

--------------------------------------------------------------------------------
                                           PRINCIPAL           VALUE
                                            AMOUNT            (NOTE 1)
--------------------------------------------------------------------------------
SHORT-TERM DEBT
  SECURITIES:
CERTIFICATES OF DEPOSIT (0.2%)
Toronto Dominion Bank
  6.32%, 1/14/00 ....................   $10,000,000      $   10,000,000
                                                         --------------
COMMERCIAL PAPER (0.2%)
Halifax Building
  6.24%, 1/18/00 ....................    10,000,000           9,970,628
                                                         --------------
TIME DEPOSITS (3.7%)
Chase Manhattan Bank
  5.5%, 1/3/00 ......................   165,800,000         165,800,000
Chase Nassau
  3.48%, 1/03/00 ....................     1,030,102           1,030,102
                                                         --------------
                                                            166,830,102
                                                         --------------
TOTAL SHORT-TERM DEBT
  SECURITIES (4.1%)
  (Amortized Cost $186,800,730) .....                       186,800,730
                                                         --------------
TOTAL INVESTMENTS (100%)
  (Cost/Amortized Cost
  $4,001,338,972) ...................                     4,601,133,671
OTHER ASSETS
  LESS LIABILITIES (0.0%) ...........                         1,009,121
                                                         --------------
NET ASSETS (100%) ...................                    $4,602,142,792
                                                         ==============

---------------------
*   Non-income producing.

++  Issuer of this security is an affiliate of the Trust.

    Glossary:

    ADR--American Depositary Receipt

EQ ADVISORS TRUST
ALLIANCE AGGRESSIVE STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999

--------------------------------------------------------------------------------
Investments in companies which were affiliates for the year ended December 31, 1999 were as follows:


                                   MARKET VALUE                                MARKET VALUE                    REALIZED
                                   DECEMBER 31,    PURCHASES        SALES      DECEMBER 31,    DIVIDEND          GAIN
            SECURITIES                 1998         AT COST        AT COST         1999         INCOME          (LOSS)
--------------------------------- -------------- ------------- -------------- -------------- ------------ -----------------
Circuit City Stores, Inc. --
CarMax Group ....................  $ 34,580,869   $        --   $ 38,255,217   $ 10,439,087   $       --    $ (28,824,389)
Continental Airlines, Inc.,
 Class B ........................   148,468,650    17,459,950      8,618,307    200,122,375           --        6,416,851
Florida Panthers Holdings,
 Inc.(a) ........................    23,292,425       949,326     52,742,207             --           --      (30,818,257)
Millicom International
 Cellular S.A. ..................    85,782,037    20,351,650      8,230,094    159,268,325           --        3,529,661
Mohawk Industries, Inc. .........   158,441,025    45,340,720      1,665,382    140,995,475           --        3,649,947
Premier Parks, Inc. .............   162,327,550    27,502,509     33,231,326    145,218,150           --       12,674,479
Teekay Shipping Corp. ...........    49,463,706     9,765,328             --     53,237,625    2,423,609               --
Tiffany & Co.(a) ................   132,327,937     1,951,853    104,795,911             --      669,333      137,162,363
Unifi, Inc. .....................    50,707,956     5,327,798             --     36,698,638           --               --
Venator Group, Inc. .............    61,230,925    33,832,293             --     95,497,500           --               --
                                   ------------                                ------------   ----------    -------------
                                   $906,623,080                                $841,477,175   $3,092,942    $ 103,790,655
                                   ============                                ============   ==========    =============

(a) Holdings represented less than 5% of outstanding shares at December 31, 1999, although ownership was above 5% for a period of time during the year.

Investment security transactions for the year ended December 31, 1999 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt securities .........  $ 3,607,151,605

NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........    4,558,748,883


As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........  $1,020,903,661
Aggregate gross unrealized depreciation .........    (458,670,255)
                                                   --------------
Net unrealized appreciation .....................  $  562,233,406
                                                   ==============
Federal income tax cost of investments ..........  $4,038,900,265
                                                   ==============

At December 31, 1999, the Portfolio had loaned securities with a total value of $519,889,508, which was secured by collateral of $522,983,046.



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
ALLIANCE BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999

--------------------------------------------------------------------------------
                                              NUMBER                 VALUE
                                             OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
BASIC MATERIALS (0.8%)
CHEMICALS (0.8%)
Akzo Nobel N.V. .....................        99,000              $    4,971,363
BASF AG .............................        67,500                   3,532,499
Lyondell Chemical Co. ...............       200,000                   2,550,000
Shin-Etsu Chemical Co., Ltd. ........       142,000                   6,111,709
                                                                 --------------
                                                                     17,165,571
                                                                 --------------
METALS & MINING (0.0%)
Nord Resources Corp.* ...............        27,939                       4,191
Randgold Resources Ltd.
  (GDR)*+ ...........................        30,300                     121,200
                                                                 --------------
                                                                        125,391
                                                                 --------------
STEEL (0.0%)
NatSteel Ltd. .......................       220,000                     438,547
                                                                 --------------
  TOTAL BASIC MATERIALS .............                                17,729,509
                                                                 --------------
BUSINESS SERVICES (5.5%)
ENVIRONMENTAL CONTROL (0.0%)
Anglian Water plc, Class B ..........       128,600                     104,889
                                                                 --------------
PRINTING, PUBLISHING,
  BROADCASTING (4.4%)
AMFM, Inc.* .........................       166,300                  13,012,975
AT&T Corp. - Liberty Media
  Group, Class A* ...................       383,651                  21,772,194
British Sky Broadcasting plc ........       346,400                   5,575,095
Cablevision Systems Corp.,
  Class A* ..........................        86,500                   6,530,750
Clear Channel Communications,
  Inc.* .............................        41,200                   3,677,100
Comcast Corp., Class A ..............        76,000                   3,819,000
Gannett Co., Inc. ...................        73,800                   6,019,313
MediaOne Group, Inc.* ...............       104,300                   8,011,544
New Straits Times Press Bhd.* .......        65,000                     156,511
Rogers Communications, Inc.,
  Class B* ..........................        50,000                   1,237,500
Time Warner, Inc. ...................       176,600                  12,792,463
Times Mirror Company ................        11,900                   1,474,856
United News & Media plc .............       588,130                   7,494,582
USA Networks, Inc.* .................        35,600                   1,966,900
                                                                 --------------
                                                                     93,540,783
                                                                 --------------
PROFESSIONAL SERVICES (1.1%)
Amdocs Ltd.* ........................        80,000                   2,760,000
Cendant Corp.* ......................        32,000                     850,000
First Data Corp. ....................       152,800                   7,534,950
Fiserv, Inc.* .......................        95,000                   3,639,688
Securitas AB, Class B ...............       236,000                   4,280,297
Viad Corp. ..........................       150,000                   4,181,250
                                                                 --------------
                                                                     23,246,185
                                                                 --------------
  TOTAL BUSINESS SERVICES ...........                               116,891,857
                                                                 --------------
CAPITAL GOODS (2.8%)
AEROSPACE (1.1%)
British Aerospace plc ...............       650,000                   4,304,219
Honeywell International, Inc.* ......       114,000                   6,576,375
United Technologies Corp. ...........       177,800                  11,557,000
                                                                 --------------
                                                                     22,437,594
                                                                 --------------
BUILDING & CONSTRUCTION (0.1%)
CRH plc .............................       100,000                   2,147,784
                                                                 --------------

--------------------------------------------------------------------------------
                                              NUMBER                 VALUE
                                             OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
BUILDING MATERIALS & FOREST
  PRODUCTS (0.1%)
American Standard Cos., Inc.* .......         50,000             $    2,293,750
                                                                 --------------
ELECTRICAL EQUIPMENT (1.3%)
General Electric Co. ................        175,300                 27,127,675
                                                                 --------------
MACHINERY (0.2%)
Mannesmann AG .......................         19,100                  4,629,976
UMW Holdings Bhd ....................        170,000                    317,627
                                                                 --------------
                                                                      4,947,603
                                                                 --------------
  TOTAL CAPITAL GOODS ...............                                58,954,406
                                                                 --------------
CONSUMER CYCLICALS (7.9%)
AIRLINES (1.5%)
Alaska Air Group, Inc.* .............         44,000                  1,545,500
America West Holdings Corp.,
  Class B* ..........................         66,000                  1,369,500
British Airways plc .................        812,000                  5,298,275
Continental Airlines, Inc.,
  Class B* ..........................        270,000                 11,981,250
Delta Air Lines, Inc. ...............          5,000                    249,063
KLM Royal Dutch Airlines N.V.
  New York Shares* ..................         15,000                    374,062
Northwest Airlines Corp.,
  Class A* ..........................        160,000                  3,560,000
Southwest Airlines Co. ..............        295,770                  4,787,777
UAL Corp.* ..........................         30,000                  2,326,875
                                                                 --------------
                                                                     31,492,302
                                                                 --------------
APPAREL & TEXTILES (0.2%)
Mohawk Industries, Inc.* ............         49,000                  1,292,375
Tommy Hilfiger Corp.* ...............         45,000                  1,049,066
Unifi, Inc.* ........................        150,000                  1,846,875
                                                                 --------------
                                                                      4,188,316
                                                                 --------------
AUTO RELATED (0.4%)
Budget Group, Inc.* .................         50,000                    453,125
Harley-Davidson, Inc. ...............        140,900                  9,026,406
United Rentals North America,
  Inc.* .............................          5,000                     85,625
                                                                 --------------
                                                                      9,565,156
                                                                 --------------
FOOD SERVICES, LODGING (0.0%)
Extended Stay America, Inc.* ........         30,000                    228,750
                                                                 --------------
LEISURE RELATED (2.0%)
Berjaya Sports Toto Bhd. ............        140,000                    302,101
Carnival Corp., Class A .............        183,100                  8,754,469
Metro-Goldwyn-Mayer, Inc.* ..........         40,000                    942,500
MGM Grand, Inc.* ....................         10,000                    503,125
Park Place Entertainment Corp.*......        460,100                  5,751,250
Royal Caribbean Cruises Ltd. ........        282,000                 13,906,125
Sun Internationals Hotels Ltd.* .....         64,700                  1,253,563
Walt Disney Co. .....................        372,130                 10,884,802
                                                                 --------------
                                                                     42,297,935
                                                                 --------------
PHOTO & OPTICAL (0.5%)
Canon, Inc. .........................        288,000                 11,437,739
                                                                 --------------
RETAIL--GENERAL (3.3%)
Bed Bath & Beyond, Inc.* ............         50,000                  1,737,500
Costco Wholesale Corp.* .............         49,189                  4,488,496
Dixons Group plc ....................        234,000                  5,627,398
GAP, Inc. ...........................        189,500                  8,717,000
Home Depot, Inc. ....................        113,870                  7,807,178
Kingfisher plc ......................        252,326                  2,799,728

EQ ADVISORS TRUST
ALLIANCE BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                             NUMBER                 VALUE
                                            OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Kohl's Corp.* ......................       115,000          $    8,301,563
Limited, Inc. ......................       242,500              10,503,281
Next plc ...........................       887,700               8,516,277
TJX Cos., Inc. .....................        42,000                 858,375
Venator Group, Inc.* ...............       160,000               1,120,000
Wal-Mart Stores, Inc. ..............       131,400               9,083,025
                                                            --------------
                                                                69,559,821
                                                            --------------
  TOTAL CONSUMER CYCLICALS .........                           168,770,019
                                                            --------------
CONSUMER NON-CYCLICALS (5.9%)
BEVERAGES (0.3%)
Coca-Cola Enterprises, Inc. ........       192,800               3,880,100
Fomento Economico Mexicano
  S.A., Class B (ADR) ..............        20,000                 890,000
Pepsi Bottling Group, Inc. .........        35,000                 579,688
                                                            --------------
                                                                 5,349,788
                                                            --------------
CONTAINERS (0.3%)
Sealed Air Corp.* ..................       130,600               6,766,712
                                                            --------------
DRUGS (2.6%)
Banyu Pharmaceutical Co. Ltd. ......       253,000               3,922,577
Bristol-Myers Squibb Co. ...........       237,500              15,244,531
MedImmune, Inc.* ...................        28,784               4,774,546
Millennium Pharmaceuticals,
  Inc.* ............................        64,900               7,917,800
Schering-Plough Corp. ..............       295,600              12,470,625
Takeda Chemical Industries Ltd......       106,000               5,236,232
Warner-Lambert Co. .................        60,200               4,932,638
Yamanouchi Pharmaceutical
  Co. Ltd. .........................        60,000               2,095,275
                                                            --------------
                                                                56,594,224
                                                            --------------
FOODS (0.0%)
Ajinomoto Co., Inc. ................        10,000                 104,177
                                                            --------------
HOSPITAL SUPPLIES & SERVICES (1.6%)
Columbia/HCA Healthcare Corp.               50,000               1,465,625
Health Management Associates,
  Inc., Class A* ...................       345,600               4,622,400
Healthsouth Corp.* .................       120,000                 645,000
Human Genome Sciences, Inc.* .......        63,400               9,676,425
Medtronic, Inc. ....................       326,380              11,892,471
PT Tempo Scan Pacific Tbk ..........       206,000                 173,939
Quintiles Transnational Corp.* .....        60,000               1,121,250
Tenet Healthcare Corp.* ............       152,400               3,581,400
                                                            --------------
                                                                33,178,510
                                                            --------------
RETAIL--FOOD (0.7%)
Carrefour SA* ......................        15,000               2,769,431
Kroger Co.* ........................       605,570              11,430,134
                                                            --------------
                                                                14,199,565
                                                            --------------
SOAPS & TOILETRIES (0.4%)
Avon Products, Inc. ................       103,190               3,405,270
Kao Corp. ..........................       202,000               5,759,855
                                                            --------------
                                                                 9,165,125
                                                            --------------
TOBACCO (0.0%)
Swedish Match AB ...................             1                       2
                                                            --------------
  TOTAL CONSUMER NON-CYCLICALS......                           125,358,103
                                                            --------------
CREDIT SENSITIVE (10.2%)
BANKS (2.2%)
Banco Santander Central
  Hispano S.A. .....................       188,400               2,135,296


--------------------------------------------------------------------------------
                                          NUMBER                  VALUE
                                         OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Bangkok Bank PCL (Foreign)* ........      20,000            $       50,445
Bank of America Corp. ..............     227,800                11,432,712
Bank of Ireland ....................     528,200                 4,207,619
Bank of Scotland ...................     405,000                 4,703,065
Bank of Tokyo-Mitsubishi Ltd. ......     272,000                 3,788,790
Bank of Tokyo-Mitsubishi Ltd.
  (ADR) ............................      30,000                   418,125
Banque Nationale de Paris ..........      66,100                 6,105,312
National Bank of Canada ............      30,000                   384,136
PT Bank Dagang Nasional
  Indonesia Tbk* ...................   1,230,000                        --
Royal Bank of Scotland
  Group plc ........................     240,000                 4,256,089
Shizuoka Bank Ltd. .................      25,000                   256,285
Standard Chartered plc .............     310,000                 4,811,519
Sumitomo Trust & Banking ...........     520,000                 3,509,733
United Overseas Bank Ltd. ..........       4,224                    37,282
                                                            --------------
                                                                46,096,408
                                                            --------------
FINANCIAL SERVICES (4.4%)
A.G. Edwards, Inc. .................      50,000                 1,603,125
Associates First Capital Corp.
  Class A ..........................     603,300                16,553,044
Beni Stabili S.p.A.* ...............      35,511                    12,533
CIT Group, Inc., Class A ...........     211,000                 4,457,375
Citigroup, Inc. ....................     436,600                24,258,588
Legg Mason, Inc. ...................     160,000                 5,800,000
MBIA, Inc. .........................      79,900                 4,219,719
MBNA Corp. .........................     649,400                17,696,150
Morgan Stanley Dean
  Witter & Co. .....................      97,500                13,918,125
Peregrine Investment Holdings*......     472,000                        --
Prudential plc .....................     195,000                 3,842,302
Shohkoh Fund & Co., Ltd. ...........       4,990                 1,974,425
Worms et Compagnie* ................       2,500                   115,733
                                                            --------------
                                                                94,451,119
                                                            --------------
INSURANCE (1.3%)
Ace Ltd. ...........................     225,000                 3,754,688
American International Group,
  Inc. .............................     109,100                11,796,437
CNA Financial Corp.* ...............     120,000                 4,672,500
Radian Group, Inc. .................     133,800                 6,388,951
Travelers Property Casualty
  Corp., Class A ...................      10,000                   342,500
                                                            --------------
                                                                26,955,076
                                                            --------------
REAL ESTATE (0.1%)
Boston Properties, Inc. ............      30,000                   933,750
Cheung Kong Holdings Ltd. ..........      40,000                   508,137
China Resources Enterprises Ltd.         440,000                   704,702
City Developments Ltd. .............       4,000                    23,416
                                                            --------------
                                                                 2,170,005
                                                            --------------
UTILITY--ELECTRIC (0.4%)
AES Corp.* .........................     106,000                 7,923,500
Korea Electric Power Corp.
  (ADR) ............................     100,000                 1,675,000
                                                            --------------
                                                                 9,598,500
                                                            --------------
UTILITY--TELEPHONE (1.8%)
AT&T Corp. .........................          40                     2,048
CenturyTel, Inc. ...................      10,000                   473,750

EQ ADVISORS TRUST
ALLIANCE BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999

--------------------------------------------------------------------------------
                                        NUMBER                   VALUE
                                       OF SHARES               (NOTE 1)
--------------------------------------------------------------------------------
DDI Corp. ..........................       500              $    6,847,305
MCI WorldCom, Inc.* ................   234,900                  12,464,381
Nippon Telegraph & Telephone .......       200                   3,423,653
Sprint Corp. (FON Group) ...........    86,100                   5,795,606
Telephone & Data Systems, Inc.......    67,000                   8,442,000
Viatel, Inc.* ......................    22,400                   1,201,200
                                                            --------------
                                                                38,649,943
                                                            --------------
  TOTAL CREDIT SENSITIVE ...........                           217,921,051
                                                            --------------
DIVERSIFIED (1.0%)
MISCELLANEOUS (1.0%)
ABB AG* ............................    28,731                   3,515,779
Citic Pacific Ltd. .................   600,000                   2,257,670
DBT Online, Inc.* ..................    39,900                     972,563
Tyco International Ltd. ............   323,800                  12,587,725
U.S. Industries, Inc. ..............    75,600                   1,058,400
                                                            --------------
  TOTAL DIVERSIFIED ................                            20,392,137
                                                            --------------
ENERGY (2.1%)
OIL--DOMESTIC (0.1%)
Louis Dreyfus Natural Gas
  Corp.* ...........................   150,000                   2,718,750
Murphy Oil Corp. ...................    15,000                     860,625
                                                            --------------
                                                                 3,579,375
                                                            --------------
OIL--INTERNATIONAL (1.6%)
Gulf Indonesia Resources Ltd. ......    17,900                     145,437
Kerr-McGee Corp. ...................    66,900                   4,147,800
Repsol S.A. ........................   110,000                   2,553,342
Repsol S.A. (ADR) ..................   330,000                   7,672,500
Total Fina S.A. (ADR) ..............   187,600                  12,991,300
Total Fina S.A., Class B ...........    42,934                   5,736,251
Woodside Petroleum Ltd. ............   120,000                     885,600
                                                            --------------
                                                                34,132,230
                                                            --------------
OIL--SUPPLIES &
  CONSTRUCTION (0.4%)
Noble Drilling Corp.* ..............   243,700                   7,981,175
Stolt Comex Seaway S.A.
  (ADR)* ...........................    80,000                     880,000
Stolt Comex Seaway S.A.* ...........    25,000                     276,563
                                                            --------------
                                                                 9,137,738
                                                            --------------
  TOTAL ENERGY .....................                            46,849,343
                                                            --------------
MORTGAGE RELATED (0.0%)
BANKS (0.0%)
DBS Group Holdings Ltd.* ...........    69,780                   1,143,797
                                                            --------------
TECHNOLOGY (15.4%)
COMPUTER HARDWARE (1.6%)
Cisco Systems, Inc.* ...............   308,500                  33,048,115
                                                            --------------
COMPUTER SOFTWARE (2.2%)
America Online, Inc.* ..............   109,000                   8,222,688
Ardent Software, Inc.* .............    50,000                   1,950,000
Informix Corp.* ....................    99,600                   1,132,950
Microsoft Corp.* ...................   181,100                  21,143,425
Policy Management Systems
  Corp.* ...........................   213,600                   5,460,150
Softbank Corp. .....................    10,000                   9,566,663
                                                            --------------
                                                                47,475,876
                                                            --------------

--------------------------------------------------------------------------------
                                        NUMBER                      VALUE
                                      OF SHARES                   (NOTE 1)
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (4.0%)
Adelphia Business Solutions,
  Inc.* ............................   175,000              $    8,400,000
Cable & Wireless plc (ADR) .........    70,000                   3,705,625
China Telecom (Hong Kong)
  Ltd. .............................   770,000                   4,814,048
Clearnet Communications, Inc.,
  Class A* .........................   170,000                   5,843,750
General Motors Corp., Class H*......    50,000                   4,800,000
Global TeleSystems Group, Inc.*.....   664,900                  23,022,163
Keppel Telecommunications &
  Transportation Ltd. ..............   193,000                     314,038
Korea Telecom Corp. SP (ADR)........    22,271                   1,664,757
NTL, Inc.* .........................   115,000                  14,346,250
Pacific Internet* ..................     4,400                     206,525
RCN Corp.* .........................    71,900                   3,487,150
Sonera Group Oyj ...................    55,800                   3,828,893
Telefonica de Espana* ..............   155,448                   3,887,297
Telekom Malaysia Bhd. ..............    38,500                     148,932
United Pan-Europe
  Communications N.V.* .............    56,566                   7,243,861
WinStar Communications, Inc.* ......     1,896                     141,963
                                                            --------------
                                                                85,855,252
                                                            --------------
ELECTRONICS (3.9%)
3Com Corp.* ........................   147,800                   6,946,600
Altera Corp.* ......................    81,200                   4,024,475
Fanuc ..............................    40,000                   5,090,482
Intel Corp. ........................   205,600                  16,923,450
Kyocera Corp. (ADR) ................    13,000                   3,406,000
Sanmina Corp.* .....................    68,600                   6,851,425
Solectron Corp.* ...................   262,999                  25,017,805
TDK Corp. ..........................    24,000                   3,312,531
Tokyo Electron Ltd. ................    90,000                  12,325,149
                                                            --------------
                                                                83,897,917
                                                            --------------
OFFICE EQUIPMENT (1.4%)
Dell Computer Corp.* ...............   421,200                  21,481,200
Lexmark International Group,
  Inc.* ............................   103,600                   9,375,800
                                                            --------------
                                                                30,857,000
                                                            --------------
OFFICE EQUIPMENT SERVICES (0.6%)
Ceridian Corp.* ....................   205,100                   4,422,469
Equant N.V. - New York
  Registered Shares* ...............    50,500                   5,656,000
Equant N.V.* .......................    20,000                   2,272,819
                                                            --------------
                                                                12,351,288
                                                            --------------
WIRELESS TELECOMMUNICATION
  SERVICES (1.7%)
Millicom International Cellular
  S.A.* ............................   200,000                  12,475,000
Nokia OYJ* .........................    55,300                  10,037,107
NTT Mobile Communications
  Network, Inc. ....................       200                   7,688,546
SK Telecom Co. Ltd. (ADR) ..........       792                      30,404
US Cellular Corp.* .................    60,000                   6,056,250
                                                            --------------
                                                                36,287,307
                                                            --------------

EQ ADVISORS TRUST
ALLIANCE BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999

--------------------------------------------------------------------------------
                                            NUMBER           VALUE
                                          OF SHARES         (NOTE 1)
--------------------------------------------------------------------------------
  TOTAL TECHNOLOGY ...............                       $  329,772,755
                                                         --------------
TOTAL COMMON STOCKS (51.6%)
  (Cost $789,061,978).............                        1,103,782,977
                                                         --------------
CONVERTIBLE PREFERRED
  STOCK:
BUSINESS SERVICES (0.4%)
PRINTING, PUBLISHING,
  BROADCASTING (0.2%)
Adelphia Communications Corp.
  5.50%, Series D ................          13,900            2,634,050
MediaOne Group, Inc. 7.00%* ......          53,500            2,568,000
                                                         --------------
                                                              5,202,050
                                                         --------------
PROFESSIONAL SERVICES (0.2%)
Amdocs Automatic Common
  Exchange Securities Trust
  6.75% ..........................         130,900            4,205,162
                                                         --------------
  TOTAL BUSINESS SERVICES ........                            9,407,212
                                                         --------------
CONSUMER CYCLICALS (0.1%)
LEISURE RELATED (0.1%)
Royal Caribbean Cruises Ltd.
  7.25%, Class A .................          10,400            1,585,350
                                                         --------------
CONSUMER NON-CYCLICALS (0.0%)
DRUGS (0.0%)
Alkermes, Inc. 6.50% .............           4,500              387,000
                                                         --------------
CREDIT SENSITIVE (0.5%)
UTILITY--ELECTRIC (0.1%)
AES Trust I 5.375%, Series A .....          27,500            2,887,500
                                                         --------------
UTILITY--TELEPHONE (0.4%)
Nextlink Communications 6.50%.....          38,200            7,363,050
                                                         --------------
  TOTAL CREDIT SENSITIVE .........                           10,250,550
                                                         --------------
TECHNOLOGY (0.5%)
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (0.5%)
Omnipoint Corp. 7.00% ............          20,400            4,016,250
WinStar Communications, Inc.
  7.00%, Series D ................          74,222            5,882,073
                                                         --------------
                                                              9,898,323
                                                         --------------
TOTAL CONVERTIBLE PREFERRED
  STOCKS (1.5%)
  (Cost $20,191,553)..............                           31,528,435
                                                         --------------
                                           NUMBER
                                             OF
                                          WARRANTS
                                         ----------
WARRANTS:
BUSINESS SERVICES (0.0%)
TRUCKING, SHIPPING (0.0%)
Frontline Ltd., expiring 5/11/01*.....      26,628                   --
                                                         --------------
CREDIT SENSITIVE (0.0%)
BANKS (0.0%)
Thai Farmers Bank, expiring
  9/15/02* ...........................       2,875                  710
                                                         --------------
TOTAL WARRANTS (0.0%)
  (Cost $2,847).......................                              710
                                                         --------------

--------------------------------------------------------------------------------
                                              PRINCIPAL           VALUE
                                               AMOUNT            (NOTE 1)
--------------------------------------------------------------------------------
LONG-TERM DEBT SECURITIES:
BUSINESS SERVICES (1.7%)
PRINTING, PUBLISHING,
  BROADCASTING (1.7%)
CBS Corp.
  7.15%, 5/20/05 .......................   $ 8,250,000      $    8,125,970
Time Warner Entertainment Co.
  8.375%, 3/15/23 ......................    23,580,000          24,516,833
Time Warner, Inc.
  6.625%, 5/15/29 ......................     4,600,000           3,914,996
                                                            --------------
                                                                36,557,799
                                                            --------------
CONSUMER CYCLICALS (0.9%)
AUTOS & TRUCKS (0.9%)
Ford Motor Co.
  6.375%, 2/1/29 .......................    23,000,000          19,347,186
                                                            --------------
CREDIT SENSITIVE (31.6%)
ASSET BACKED (1.7%)
Capital Auto Receivables Asset
  Trust, Class A
  5.58%, 6/15/02 .......................    20,000,000          19,731,200
Carco Auto Loan Master Trust
  5.65%, 3/15/03 .......................    15,930,000          15,725,937
                                                            --------------
                                                                35,457,137
                                                            --------------
BANKS (0.6%)
Citicorp, Series F,
  6.375%, 11/15/08 .....................    15,000,000          13,922,550
                                                            --------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS (0.5%)
Prudential Securities Secured
  Financing Co., Class A
  6.48%, 1/15/09 .......................    11,000,000          10,253,210
                                                            --------------
FINANCIAL SERVICES (2.2%)
Household Finance Corp.
  6.50%, 11/15/08 ......................    20,100,000          18,578,993
KBC Bank Fund Trust III
  9.86%, 11/29/49 (Step Bond)+ .........    15,660,000          16,204,889
Merrill Lynch & Co.
  6.00%, 2/17/09 .......................    13,290,000          11,914,618
                                                            --------------
                                                                46,698,500
                                                            --------------
FOREIGN GOVERNMENT (0.9%)
Quebec Province
  7.50%, 9/15/29 .......................    19,775,000          19,142,595
                                                            --------------
U.S. GOVERNMENT (10.5%)
U.S. Treasury Bond
  8.125%, 8/15/19 ......................    51,240,000          58,389,517
U.S. Treasury Note
  6.75%, 4/30/00 .......................    11,175,000          11,213,420
  6.00%, 8/15/00 .......................    36,090,000          36,123,852
  6.25%, 4/30/01 .......................    31,200,000          31,229,266
  6.50%, 8/31/01 .......................    63,340,000          63,597,350
  5.87%, 11/15/04 ......................     5,525,000           5,417,953
  6.875%, 5/15/06 ......................     1,325,000           1,348,188
  6.125%, 8/15/29 ......................    17,020,000          16,227,515
                                                            --------------
                                                               223,547,061
                                                            --------------

EQ ADVISORS TRUST
ALLIANCE BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999

--------------------------------------------------------------------------------
                                        PRINCIPAL                   VALUE
                                         AMOUNT                   (NOTE 1)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES (14.5%)
Federal National Mortgage
  Association
  7.00%, 9/1/14 ...................   $18,663,226             $   18,459,965
  6.50%, 11/1/14 ..................    18,869,935                 17,986,199
  7.00%, 5/1/26 ...................     4,263,539                  4,132,946
  7.00%, 9/1/27 ...................     1,566,414                  1,516,963
  7.00%, 10/1/27 ..................    14,369,997                 13,897,914
  7.50%, 11/1/27 ..................    14,446,982                 14,295,664
  7.00%, 1/1/28 ...................     6,719,280                  6,498,538
  6.50%, 3/1/28 ...................     5,158,599                  4,862,315
  6.50%, 7/1/28 ...................       368,381                    347,223
  6.50%, 9/1/28 ...................     5,384,675                  5,075,406
  6.50%, 10/1/28 ..................     5,559,803                  5,240,476
  8.00%, 11/1/28 ..................     6,456,277                  6,516,772
  6.00%, 1/1/29 ...................    15,045,183                 13,774,181
  8.00%, 1/1/29 ...................    10,772,296                 10,863,290
  6.00%, 3/1/29 ...................    19,781,170                 18,110,077
  7.50%, 4/1/29 ...................    13,796,417                 13,651,913
  7.50%, 10/1/29 ..................    22,005,000                 21,944,266
Government National Mortgage
  Association
  7.00%, 12/15/25 .................       102,772                     99,314
  7.00%, 7/15/27 ..................     8,158,625                  7,884,119
  7.00%, 2/15/28 ..................    22,161,788                 21,416,132
  6.50%, 3/15/28 ..................    11,104,177                 10,430,987
  6.50%, 4/15/28 ..................     7,952,654                  7,470,525
  6.50%, 5/15/28 ..................     2,594,842                  2,437,530
  7.00%, 6/15/28 ..................        39,860                     38,519
  7.00%, 10/15/28 .................        91,171                     88,103
  7.00%, 12/15/28 .................    33,975,994                 32,832,838
  6.50%, 3/15/29 ..................    53,720,809                 50,463,985
                                                              --------------
                                                                 310,336,160
                                                              --------------
UTILITY--ELECTRIC (0.7%)
Consolidated Edison, Inc.
  6.25%, 2/1/08 ...................    15,780,000                 14,583,876
                                                              --------------
  TOTAL CREDIT SENSITIVE ..........                              673,941,089
                                                              --------------
ENERGY (0.7%)
RAILROADS (0.4%)
Burlington North Santa Fe
  7.082%, 5/13/29 .................     8,200,000                  7,583,573
                                                              --------------
UTILITY--GAS (0.3%)
Ras Laffan Liquified Natural Gas
  Co. Ltd.
  8.294%, 3/15/14+ ................     7,730,000                  7,260,557
                                                              --------------
  TOTAL ENERGY ....................                               14,844,130
                                                              --------------
TOTAL LONG-TERM DEBT SECURITIES (34.9%)
 (Cost $777,220,720) ..............                              744,690,204
                                                              --------------
CONVERTIBLE BONDS:
BUSINESS SERVICES (0.1%)
PRINTING, PUBLISHING,
  BROADCASTING (0.1%)
CNET, Inc.
  5.00%, 3/1/06+ ..................       690,000                  1,134,187
  5.00%, 3/1/06 ...................       120,000                    197,250
                                                              --------------
  TOTAL BUSINESS SERVICES .........                                1,331,437
                                                              --------------


--------------------------------------------------------------------------------
                                        PRINCIPAL                   VALUE
                                         AMOUNT                   (NOTE 1)
--------------------------------------------------------------------------------
CAPITAL GOODS (0.1%)
MACHINERY (0.1%)
Advanced Energy Industries, Inc.
  5.25%, 11/15/06 .................   $ 1,855,000             $    2,188,900
                                                              --------------
CONSUMER CYCLICALS (0.1%)
RETAIL--GENERAL (0.1%)
Amazon.com, Inc.
  4.75%, 2/1/09+ ..................     2,210,000                  2,508,350
  4.75%, 2/1/09 ...................       390,000                    442,650
                                                              --------------
                                                                   2,951,000
                                                              --------------
CONSUMER NON-CYCLICALS (0.2%)
HOSPITAL SUPPLIES & SERVICES (0.2%)
Human Genome Sciences, Inc.
  5.50%, 7/1/06+ ..................     1,150,000                  3,566,437
RES-Care, Inc.
  6.00%, 12/1/04 ..................       145,000                    116,725
  Convertible
  6.00%, 12/1/04+ .................     1,095,000                    881,475
                                                              --------------
                                                                   4,564,637
                                                              --------------
TECHNOLOGY (4.8%)
COMPUTER SOFTWARE (1.0%)
America Online, Inc.
 Convertible
  4.00%, 11/15/02 .................       505,000                  5,839,062
BEA Systems, Inc.
  4.00%, 12/15/06+ ................        70,000                     81,856
EMC Corp.
  3.25%, 3/15/02 ..................       750,000                  7,231,875
HNC Software, Inc.
  4.75%, 3/1/03 ...................     1,610,000                  3,880,100
i2 Technologies, Inc.
  5.25%, 12/15/06+ ................     1,275,000                  1,845,563
Siebel Systems, Inc.
  5.50%, 9/15/06+ .................     1,810,000                  3,500,088
                                                              --------------
                                                                  22,378,544
                                                              --------------
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (1.3%)
Comverse Technology, Inc.
  4.50%, 7/1/05 ...................     2,730,000                  9,299,063
DoubleClick, Inc.
  4.75%, 3/15/06+ .................     2,160,000                  6,733,800
  4.75%, 3/15/06 ..................        35,000                    109,113
Global TeleSystems Group, Inc.
 Convertible, Sr. Sub.
  Debentures
  5.75%, 7/1/10 ...................     3,400,000                  4,607,000
NTL, Inc.
  7.00%, 12/15/08 .................     2,835,000                  7,480,856
                                                              --------------
                                                                  28,229,832
                                                              --------------
ELECTRONICS (1.9%)
Amkor Technologies, Inc.
  5.75%, 5/1/03 ...................     2,520,000                  5,462,100
ASM Lithography Holding N.V.
  4.25%, 11/30/04+ ................       840,000                    840,000
Conexant Systems, Inc.
  4.25%, 5/1/06 ...................     2,065,000                  6,047,869

EQ ADVISORS TRUST
ALLIANCE BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                       PRINCIPAL            VALUE
                                        AMOUNT             (NOTE 1)
--------------------------------------------------------------------------------
Intel Corp.
  4.00%, 9/1/04 ................   $   1,045,000      $    2,805,825
  4.00%, 9/1/04+ ...............         790,000           2,121,150
Lattice Semiconductor Co.
  4.75%, 11/1/06+ ..............       1,830,000           2,406,450
LSI Logic Corp.
  4.25%, 3/15/04+ ..............       2,295,000           5,180,962
Sanmina Corp.
  4.25%, 5/1/04+ ...............       2,115,000           2,754,788
  4.25%, 5/1/04 ................       2,675,000           3,484,187
Solectron Corp.
  Zero Coupon, 1/27/19 .........       9,180,000           6,885,000
STMicroelectronics N.V.
  Zero Coupon, 9/22/09 .........       2,200,000           2,816,000
                                                      --------------
                                                          40,804,331
                                                      --------------
OFFICE EQUIPMENT SERVICES (0.1%)
Checkfree Holdings Corp.
  6.50%, 12/1/06+ ..............       1,260,000           2,000,250
                                                      --------------
WIRELESS TELECOMMUNICATION
  SERVICES (0.5%)
Nextel Communications, Inc.
  4.75%, 7/1/07+ ...............       4,190,000           9,506,062
  4.75%, 7/1/07 ................         180,000             407,475
                                                      --------------
                                                           9,913,537
                                                      --------------
  TOTAL TECHNOLOGY .............                         103,326,494
                                                      --------------
TOTAL CONVERTIBLE BONDS (5.3%)
  (Cost $69,523,717)............                         114,362,468
                                                      --------------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSITS (4.5%)
Chase Manhattan Bank
  5.50%, 1/3/00 ................      45,900,000          45,900,000
Chase Nassau
  3.48%, 1/3/00 ................      50,267,437          50,267,437
                                                      --------------
                                                          96,167,437
                                                      --------------
U.S. GOVERNMENT AGENCIES (1.2%)
Federal Home Loan Bank
  (Discount Note)
  5.22%, 1/26/00 ...............      15,000,000          14,943,666
Federal Home Loan Mortgage
  Corp. (Discount Note)
  5.80%, 2/24/00 ...............      10,000,000           9,912,153
                                                      --------------
                                                          24,855,819
                                                      --------------


----------------------------------------------------------------
                                                 VALUE
                                                (NOTE 1)
----------------------------------------------------------------
TOTAL SHORT-TERM DEBT SECURITIES (5.7%)
 (Amortized Cost $121,023,256)             $  121,023,256
                                           --------------
TOTAL INVESTMENTS (99.0%)
 (Cost/Amortized Cost
  $1,777,024,071).......................    2,115,388,050
OTHER ASSETS LESS
  LIABILITIES (1.0%) ...................       21,625,808
                                           --------------
NET ASSETS (100%) ......................   $2,137,013,858
                                           ==============

------------------------------------------------
DISTRIBUTION OF INVESTMENTS BY GLOBAL REGION
(UNAUDITED)
As a Percentage of Total Investments
Canada ...........................     1.2%
France ...........................     1.3
Germany ..........................     0.4
Japan ............................     4.5
Netherlands ......................     1.1
Scandinavia ......................     0.9
Southeast Asia ...................     0.7
Spain ............................     0.8
Switzerland ......................     0.2
United Kingdom ...................     3.5
Unites States** ..................    85.2
Other European Countries .........     0.2
                                     -----
                                     100.0%
                                     =====

---------------------
*     Non-income producing.

**    Includes Short-Term Debt Securities of 5.7%.

+ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1999, these securities amounted to $68,648,064 or 3.21% of net assets.

      Glossary:
      ADR--American Depositary Receipt
      GDR--Global Depositary Receipt

EQ ADVISORS TRUST
ALLIANCE BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999


--------------------------------------------------------------------------------
At December 31, 1999, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)


                                                      LOCAL
                                                    CONTRACT       COST ON          U.S.$         UNREALIZED
                                                     AMOUNTS     ORIGINATION       CURRENT       APPRECIATION
                                                     (000'S)         DATE           VALUE       (DEPRECIATION)
                                                   ----------   -------------   ------------   ---------------
FOREIGN CURRENCY BUY CONTRACTS
British Pound, expiring 1/4/00 .................          1      $    1,272      $    1,263      $       (9)

FOREIGN CURRENCY SELL CONTRACTS
British Pound, expiring 1/4/00-1/10/00 .........      2,949       4,752,116       4,751,837             279
Japanese Yen, expiring 1/4/00 ..................    192,335       1,875,520       1,881,391          (5,871)
                                                                                                 -----------
                                                                                                 $   (5,601)
                                                                                                 ===========

Investment security transactions for the year ended December 31, 1999 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........  $1,387,993,278
U.S. Government securities .............................     577,361,732
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........   1,433,068,449
U.S. Government securities .............................     595,447,505


As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........   $  408,679,390
 Aggregate gross unrealized depreciation.........      (72,263,409)
                                                    --------------
Net unrealized appreciation .....................   $  336,415,981
                                                    ==============
Federal income tax cost of investments ..........   $1,778,972,069
                                                    ==============


At December 31, 1999, the Portfolio had loaned securities with a total value of $263,995,510, which was secured by collateral valued at $266,864,751 of which $66,525,883 was in the form of U.S. Government securities.







                       See Notes to Financial Statements.

EQ ADVISORS TRUST
ALLIANCE COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999


--------------------------------------------------------------------------------------------------------------------
                                                                             NUMBER                   VALUE
                                                                            OF SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS:
BUSINESS SERVICES (15.3%)
PRINTING, PUBLISHING,
  BROADCASTING (12.6%)
Adelphia Communications
  Corp.* Class A++-a) ..................................................    3,103,300           $   203,654,062
AT&T Corp.--Liberty Media
  Group, Class A*(a) ...................................................   15,920,202               903,471,463
Cablevision Systems Corp.,
  Class A*(a) ..........................................................    1,950,000               147,225,000
CBS Corp.*(a) ..........................................................    3,160,000               202,042,500
Chris-Craft Industries, Inc.,
  Class B*++ ...........................................................    1,229,798                88,699,166
Comcast Corp., Class A(a) ..............................................    2,523,600               126,810,900
MediaOne Group, Inc.* ..................................................    1,765,000               135,574,062
News Corp., Ltd. (ADR)(a) ..............................................    4,500,200               172,132,650
Reuters Group plc (ADR) ................................................      641,880                51,871,928
Time Warner, Inc. ......................................................      147,800                10,706,263
Viacom, Inc., Class B* .................................................      721,600                43,611,700
                                                                                                ---------------
                                                                                                  2,085,799,694
                                                                                                ---------------
PROFESSIONAL SERVICES (2.7%)
Cendant Corp.*(a) ......................................................   13,099,383               347,952,361
First Data Corp.(a) ....................................................    2,180,000               107,501,250
                                                                                                ---------------
                                                                                                    455,453,611
                                                                                                ---------------
  TOTAL BUSINESS SERVICES ..............................................                          2,541,253,305
                                                                                                ---------------
CAPITAL GOODS (11.5%)
AEROSPACE (3.3%)
Honeywell International, Inc.*(a)                                           2,531,250               146,021,484
Loral Space &
  Communications*++(a) .................................................   16,761,000               407,501,813
                                                                                                ---------------
                                                                                                    553,523,297
                                                                                                ---------------
BUILDING MATERIALS & FOREST
  PRODUCTS (0.0%)
Lowe's Cos., Inc. ......................................................       55,600                 3,322,100
                                                                                                ---------------
MACHINERY (8.2%)
Applied Material, Inc.*(a) .............................................    1,890,000               239,439,375
Mannesmann AG ..........................................................    3,590,245               870,300,990
Mannesmann AG (ADR) ....................................................    1,022,000               248,857,000
                                                                                                ---------------
                                                                                                  1,358,597,365
                                                                                                ---------------
  TOTAL CAPITAL GOODS ..................................................                          1,915,442,762
                                                                                                ---------------
CONSUMER CYCLICALS (4.9%)
AIRLINES (0.8%)
Continental Airlines, Inc.,
  Class B* .............................................................      650,000                28,843,750
Delta Air Lines, Inc. ..................................................    1,746,300                86,987,569
UAL Corp.* .............................................................      260,000                20,166,250
                                                                                                ---------------
                                                                                                    135,997,569
                                                                                                ---------------
AUTO RELATED (0.0%)
Automatic Common Exchange
  Security Trust II ....................................................      445,400                 4,259,138
                                                                                                ---------------
AUTOS & TRUCKS (0.2%)
Autonation, Inc.*(a) ...................................................    4,203,400                38,881,450
                                                                                                ---------------
FOOD SERVICES, LODGING (0.0%)
Starwood Hotels & Resorts
  Worldwide, Inc. ......................................................      184,151                 4,327,548
                                                                                                ---------------

--------------------------------------------------------------------------------------------------------------------
                                                                              NUMBER                 VALUE
                                                                             OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
LEISURE RELATED (0.3%)
Carnival Corp., Class A ................................................      782,200           $    37,398,937
The Walt Disney Co. ....................................................      260,000                 7,605,000
                                                                                                ---------------
                                                                                                     45,003,937
                                                                                                ---------------
RETAIL--GENERAL (3.6%)
GAP, Inc.(a) ...........................................................      697,800                32,098,800
Home Depot, Inc.(a) ....................................................    5,091,000               349,051,688
Limited, Inc.(a) .......................................................    3,139,475               135,978,511
Office Depot, Inc.* ....................................................    1,327,500                14,519,531
Tandy Corp.(a) .........................................................      550,000                27,053,125
Wal-Mart Stores, Inc.(a) ...............................................      411,000                28,410,375
                                                                                                ---------------
                                                                                                    587,112,030
                                                                                                ---------------
  TOTAL CONSUMER CYCLICALS .............................................                            815,581,672
                                                                                                ---------------
CONSUMER NON-CYCLICALS (8.4%)
BEVERAGES (0.4%)
Coca-Cola Enterprises, Inc. ............................................    1,426,500                28,708,313
Pepsi Bottling Group, Inc. .............................................    1,791,300                29,668,406
                                                                                                ---------------
                                                                                                     58,376,719
                                                                                                ---------------
DRUGS (4.1%)
Abbott Laboratories ....................................................      618,600                22,462,912
AstraZeneca Group plc ..................................................      498,035                21,115,605
Bristol-Myers Squibb Co. ...............................................    4,064,000               260,858,000
Merck & Co., Inc. ......................................................    3,006,400               201,616,700
Pfizer, Inc.(a) ........................................................    1,200,000                38,925,000
Schering-Plough Corp. ..................................................    2,646,000               111,628,125
Warner-Lambert Co.(a) ..................................................      300,000                24,581,250
                                                                                                ---------------
                                                                                                    681,187,592
                                                                                                ---------------
HOSPITAL SUPPLIES & SERVICES (2.5%)
Boston Scientific Corp.*(a) ............................................    7,500,000               164,062,500
Columbia/HCA Healthcare
  Corp.(a) .............................................................      675,000                19,785,937
McKesson HBOC, Inc.(a) .................................................    9,324,250               210,378,391
Medtronic, Inc. ........................................................      715,600                26,074,675
                                                                                                ---------------
                                                                                                    420,301,503
                                                                                                ---------------
RETAIL--FOOD (0.9%)
Kroger Co.* ............................................................    5,100,000                96,262,500
Safeway, Inc.* .........................................................    1,375,000                48,898,438
                                                                                                ---------------
                                                                                                    145,160,938
                                                                                                ---------------
TOBACCO (0.5%)
Philip Morris Cos., Inc. ...............................................    3,625,200                84,059,325
                                                                                                ---------------
  TOTAL CONSUMER NON-CYCLICALS..........................................                          1,389,086,077
                                                                                                ---------------
CREDIT SENSITIVE (28.8%)
BANKS (5.6%)
Bank of America Corp.(a) ...............................................    6,752,700               338,901,131
Bank of Tokyo-Mitsubishi Ltd.
  (ADR) ................................................................    7,664,600               106,825,363
Bank One Corp.(a) ......................................................    3,344,000               107,217,000
Chase Manhattan Corp. ..................................................    4,654,836               361,622,572
First Union Corp. ......................................................      650,000                21,328,125
                                                                                                ---------------
                                                                                                    935,894,191
                                                                                                ---------------
FINANCIAL SERVICES (9.2%)
American Express Co.(a) ................................................      287,400                47,780,250
Associates First Capital Corp.
  Class A ..............................................................   10,035,700               275,354,519
CIT Group, Inc., Class A ...............................................    1,704,040                35,997,845

EQ ADVISORS TRUST
ALLIANCE COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                             NUMBER                 VALUE
                                           OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Citigroup, Inc.(a) ...................     9,778,195           $  543,300,959
Household International, Inc. ........     2,947,400              109,790,650
MBNA Corp.(a) ........................    13,876,187              378,126,096
Morgan Stanley Dean Witter &
  Co.(a) .............................       383,166               54,696,946
Providian Financial Corp. ............       888,300               80,890,819
                                                               --------------
                                                                1,525,938,084
                                                               --------------
INSURANCE (5.5%)
American International Group,
  Inc.(a) ............................     5,422,140              586,268,888
Hartford Financial Services
  Group, Inc. ........................       572,200               27,107,975
Loews Corp. ..........................     1,683,500              102,167,406
PMI Group, Inc.++(a) .................     3,213,300              156,849,206
Progressive Corp. ....................       424,900               31,070,813
                                                               --------------
                                                                  903,464,288
                                                               --------------
REAL ESTATE (0.6%)
CBL & Associates Properties,
  Inc. ...............................       722,200               14,895,375
The Macerich Co. .....................       672,500               13,996,406
Simon Property Group, Inc. ...........     1,343,000               30,805,063
Spieker Properties ...................       993,400               36,197,012
Summit Properties, Inc. ..............       394,100                7,044,538
                                                               --------------
                                                                  102,938,394
                                                               --------------
UTILITY--TELEPHONE (7.9%)
AT&T Corp.(a) ........................     4,714,815              239,276,861
BellSouth Corp. ......................        21,648                1,013,397
MCI WorldCom, Inc.* ..................    10,015,223              531,432,744
Sprint Corp. (FON Group)(a) ..........     7,883,700              530,671,556
Telebras S.A. (ADR)* .................       350,000                    7,805
                                                               --------------
                                                                1,302,402,363
                                                               --------------
  TOTAL CREDIT SENSITIVE .............                          4,770,637,320
                                                               --------------
DIVERSIFIED (1.9%)
MISCELLANEOUS (1.9%)
Tyco International Ltd.(a) ...........     8,070,672              313,747,374
                                                               --------------
ENERGY (2.3%)
OIL--DOMESTIC (1.5%)
Atlantic Richfield Co. ...............     2,875,200              248,704,800
                                                               --------------
OIL--INTERNATIONAL (0.6%)
Royal Dutch Petroleum Co.
  --New York Shares ..................       145,000                8,763,438
Total Fina S.A. (ADR) ................     1,343,850               93,061,612
                                                               --------------
                                                                  101,825,050
                                                               --------------
OIL--SUPPLIES & CONSTRUCTION (0.2%)
Transocean Offshore, Inc. ............       915,800               30,851,012
                                                               --------------
  TOTAL ENERGY .......................                            381,380,862
                                                               --------------
TECHNOLOGY (24.0%)
COMPUTER SOFTWARE (0.3%)
Networks Associates, Inc.(a) .........       291,400                7,776,738
Sterling Software, Inc.* .............     1,172,400               36,930,600
                                                               --------------
                                                                   44,707,338
                                                               --------------
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (6.6%)
Cable & Wireless plc .................     6,350,000              107,583,662
General Motors Corp., Class
  H(a) ...............................       196,700               18,883,200



--------------------------------------------------------------------------------
                                            NUMBER                 VALUE
                                           OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Global TeleSystems Group, Inc.*.......     3,737,400           $  129,407,475
Motorola, Inc.(a) ....................       170,000               25,032,500
NTL, Inc.* ...........................     3,527,500              440,055,625
Orange plc (ADR)* ....................     1,319,400              218,360,700
Qwest Communications
  International, Inc.*(a) ............     1,600,000               68,800,000
Vodafone AirTouch plc
  (ADR)(a) ...........................       521,500               25,814,250
WinStar Communications,
  Inc.*(a) ...........................       735,000               55,033,125
                                                               --------------
                                                                1,088,970,537
                                                               --------------
ELECTRONICS (8.0%)
3Com Corp.*(a) .......................       600,000               28,200,000
Altera Corp.*(a) .....................     1,075,000               53,279,688
Flextronics International, Ltd.* .....     1,600,000               73,600,000
Ingram Micro, Inc.++(a) ..............     3,902,000               51,213,750
Intel Corp.(a) .......................     5,150,000              423,909,375
Micron Technology, Inc.*(a) ..........     1,550,000              120,512,500
SCI Systems, Inc.++(a) ...............     5,895,400              484,528,187
Solectron Corp.*(a) ..................       955,700               90,910,962
                                                               --------------
                                                                1,326,154,462
                                                               --------------
OFFICE EQUIPMENT (3.9%)
Compaq Computer Corp.(a) .............       405,000               10,960,312
Dell Computer Corp.*(a) ..............     1,000,000               51,000,000
International Business Machines
  Corp.(a) ...........................     5,500,000              594,000,000
                                                               --------------
                                                                  655,960,312
                                                               --------------
OFFICE EQUIPMENT SERVICES (1.8%)
Ceridian Corp.*++ ....................     8,763,900              188,971,594
Sterling Commerce, Inc.* .............     3,228,582              109,973,574
                                                               --------------
                                                                  298,945,168
                                                               --------------
WIRELESS TELECOMMUNICATION
  SERVICES (3.4%)
Nextel Communications, Inc.,
  Class A*(a) ........................     4,578,700              472,178,438
Nokia OYJ (ADR)(a) ...................       484,200               91,998,000
                                                               --------------
                                                                  564,176,438
                                                               --------------
  TOTAL TECHNOLOGY ...................                          3,978,914,255
                                                               --------------
TOTAL COMMON STOCKS (97.1%)
  (Cost $11,544,493,755) .............                         16,106,043,627
                                                               --------------
CONVERTIBLE PREFERRED
  STOCKS:
BUSINESS SERVICES (0.2%)
PRINTING, PUBLISHING,
  BROADCASTING (0.2%)
MediaOne Group, Inc. 7.00%*
  (Cost $29,714,000) .................       650,000               31,200,000
                                                               --------------
                                            PRINCIPAL
                                              AMOUNT
                                            ----------
CONVERTIBLE BONDS:
CREDIT SENSITIVE (0.3%)
FINANCIAL SERVICES (0.3%)
Bell Atlantic Financial Services
  4.25%, 9/15/05+ ....................   $40,000,000               49,450,000
                                                               --------------

EQ ADVISORS TRUST
ALLIANCE COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                              PRINCIPAL           VALUE
                                               AMOUNT            (NOTE 1)
--------------------------------------------------------------------------------
TECHNOLOGY (0.5%)
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (0.5%)
Global TeleSystems Group, Inc.
  5.75%, 7/1/10 .........................   $17,445,000      $   23,637,975
Nextel Communications, Inc.
  4.75%, 7/1/07+ ........................     6,500,000          14,746,875
NTL, Inc.
  7.00%, 12/15/08 .......................    18,980,000          50,083,474
                                                             --------------
  TOTAL TECHNOLOGY ......................                        88,468,324
                                                             --------------
TOTAL CONVERTIBLE BONDS (0.8%)
  (Cost $96,922,302) ....................                       137,918,324
                                                             --------------
SHORT-TERM DEBT SECURITIES:
CERTIFICATES OF DEPOSIT (0.4%)
Chase Manhattan Bank
  5.57%, 2/2/00 .........................     5,000,000           4,997,180
National Westminster Bank
  6.37%, 1/20/00 ........................    50,000,000          50,000,525
Toronto Dominion Bank
  6.32%, 1/14/00 ........................    20,000,000          20,000,000
                                                             --------------
  TOTAL CERTIFICATES OF DEPOSIT .........                        74,997,705
                                                             --------------
COMMERCIAL PAPER (2.6%)
BMW US Capital Corp.
  8.51%, 1/6/00 .........................    34,000,000          33,979,931
Clipper Receivables Corp.
  5.50%, 1/3/00 .........................    35,900,000          35,889,031
Colgate-Palmolive Co.
  5.97%, 1/28/00+ .......................    17,000,000          16,924,265
Florida Power & Light Co.
  4.75%, 1/3/00 .........................    20,000,000          19,994,722
Florida Power Corp.
  5.98%, 1/27/00 ........................    13,100,000          13,043,706
Halifax Building
  6.24%, 1/18/00 ........................    20,000,000          19,941,256
Koch Industries, Inc.
  4.50%, 1/3/00 .........................    98,000,000          97,975,500
Merrill Lynch & Co., Inc.
  5.57%, 1/24/00 ........................    23,200,000          23,117,737
Minnesota Mining &
  Manufacturing Co.
  5.99%, 2/15/00 ........................    18,500,000          18,362,406
National Australia Funding
  4.50%, 1/3/00 .........................    15,000,000          14,996,250
Pfizer, Inc.
  6.06%, 2/9/00+ ........................    45,000,000          44,706,525
Snap-On, Inc.
  5.96%, 1/31/00 ........................    29,000,000          28,856,692
Societe Generale NA, Inc.
  6.26%, 1/6/00+ ........................    30,000,000          29,973,958
Southwestern Bell
  4.60%, 1/3/00 .........................     5,000,000           4,998,722
Toronto Dominion Bank
  6.31%, 1/18/00 ........................    25,000,000          24,925,743
                                                             --------------
  TOTAL COMMERCIAL PAPER ................                       427,686,444
                                                             --------------
TIME DEPOSITS (1.0%)
Chase Manhattan Bank
  5.50%, 1/3/00 .........................    75,000,000          75,000,000

--------------------------------------------------------------------------------
                                        PRINCIPAL                   VALUE
                                          AMOUNT                  (NOTE 1)
--------------------------------------------------------------------------------
Chase Nassau
  3.48%, 1/3/00 ....................   $45,656,558          $      45,656,558
Dresdner Bank
  4.50%, 1/3/00 ....................    50,000,000                 50,000,000
                                                            -----------------
  TOTAL TIME DEPOSITS ..............                              170,656,558
                                                            -----------------
U.S. GOVERNMENT AGENCIES (0.1%)
Federal Home Loan Mortgage
  Corp. (Discount Note) 1/3/00 .....    14,300,000                 14,298,808
                                                            -----------------
TOTAL SHORT-TERM DEBT
  SECURITIES (4.1%)
  (Amortized Cost $687,639,515)                                   687,639,515
                                                            -----------------
TOTAL INVESTMENTS (102.2%)
  (Cost/Amortized Cost
  $12,358,769,572) .................                           16,962,801,466
                                                            -----------------
                                         NUMBER
                                           OF
                                       CONTRACTS(B)
                                       ----------
CALL OPTIONS
  WRITTEN*(c):
3Com Corp.
  February @ $44.625 ...............        3,000                  (1,809,000)
  February @ $42.625 ...............        3,000                  (2,049,000)
                                                            -----------------
                                                                   (3,858,000)
                                                            -----------------
Adelphia Communications Corp.
  January @ $54.25 .................        2,500                  (2,955,000)
  February @ $57.50 ................        1,500                  (1,480,500)
  February @ $58.3817 ..............        1,500                  (1,330,830)
  February @ $61.75 ................        1,500                    (901,140)
  February @ $63.1118 ..............        2,000                  (1,331,280)
  February @ $63.7223 ..............        1,500                    (920,370)
  March @ $63.625 ..................        1,500                  (1,049,535)
  March @ $64.361 ..................        1,890                  (1,195,085)
  March @ $64.50 ...................        2,110                  (1,193,555)
                                                            -----------------
                                                                  (12,357,295)
                                                            -----------------
Altera Corp.
  February @ $48.1875 ..............        3,000                  (2,000,148)
  February @ $62.75 ................        1,000                    (126,404)
  March @ $51.00 ...................        3,000                  (1,431,000)
  March @ $52.50 ...................        3,000                  (1,284,000)
                                                            -----------------
                                                                   (4,841,552)
                                                            -----------------
American Express Co.
  February @ $159.625 ..............        1,000                  (1,192,000)
                                                            -----------------
American International Group,
 Inc.
  January @ $105.9375 ..............        3,000                  (1,614,000)
  February @ $106.875 ..............        1,000                    (533,000)
  February @ $108.75 ...............        1,000                    (459,000)
  March @ $108.00 ..................        1,000                    (735,000)
                                                            -----------------
                                                                   (3,341,000)
                                                            -----------------
Applied Material, Inc.
  February @ $106.50 ...............        2,500                  (5,783,000)
  February @ $108.4975 .............        2,500                  (5,334,000)
  March @ $109.2474 ................        1,900                  (4,286,932)
  March @ $120.74 ..................        3,000                  (4,291,410)
                                                            -----------------
                                                                  (19,695,342)
                                                            -----------------

EQ ADVISORS TRUST
ALLIANCE COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999

--------------------------------------------------------------------------------
                                        NUMBER                  VALUE
                                   OF CONTRACTS (B)           (NOTE 1)
--------------------------------------------------------------------------------
AT&T Corp.
  January @ $37.00 ............          2,500         $      (4,941,975)
  January @ $39.375 ...........          3,500                (6,153,000)
  January @ $39.50 ............          1,125                (1,958,153)
  February @ $41.625 ..........          1,500                (2,306,310)
  February @ $42.125 ..........          2,500                (3,724,725)
  February @ $44.50 ...........          1,500                (1,911,075)
  February @ $45.4375 .........          1,000                (1,187,930)
  February @ $47.00 ...........          2,000                (2,087,560)
  February @ $47.625 ..........          2,000                (2,010,000)
  March @ $52.375 .............          5,500                (3,660,470)
                                                       -----------------
                                                             (29,941,198)
                                                       -----------------
AT&T Corp.--Liberty Media
 Group, Class A
  January @ $38.00 ............          3,000                (5,673,540)
  January @ $39.50 ............          1,875                (3,263,587)
  February @ $41.625 ..........          1,500                (2,306,310)
  February @ $44.50 ...........          1,500                (1,911,075)
  March @ $51.75 ..............          2,500                (1,670,125)
                                                       -----------------
                                                             (14,824,637)
                                                       -----------------
Autonation, Inc.
  January @ $10.375 ...........          3,000                   (45,000)
  February @ $10.00 ...........          3,000                   (78,240)
  February @ $9.375 ...........          3,000                  (201,000)
  February @ $9.50 ............          3,000                  (174,000)
  February @ $9.8125 ..........          3,000                  (171,000)
  February @ $9.875 ...........          6,000                  (375,000)
  March @ $8.8125..............          3,000                  (336,000)
  March @ $8.875 ..............          3,000                  (366,000)
  March @ $8.9375 .............          3,000                  (272,112)
  March @ $9.00 ...............          3,000                  (205,260)
                                                       -----------------
                                                              (2,223,612)
                                                       -----------------
Bank of America Corp.
  January @ $65.00 ............          3,000                   (39,000)
  February @ $59.00 ...........          2,000                  (161,940)
                                                       -----------------
                                                                (200,940)
                                                       -----------------
Bank One Corp.
  January @ $39.6875 ..........          3,000                   (66,000)
                                                       -----------------
Boston Scientific Corp.
  January @ $20.625 ...........          2,500                  (510,025)
  January @ $20.75 ............          3,000                  (578,760)
  January @ $20.8086 ..........          2,500                  (491,500)
  January @ $21.50 ............          2,500                  (415,000)
  February @ $20.00 ...........          3,000                  (939,000)
  February @ $20.4808 .........          2,500                  (673,700)
  February @ $20.50 ...........          2,500                  (680,525)
  February @ $21.875 ..........          2,500                  (394,450)
  February @ $22.00 ...........          2,000                  (334,620)
  February @ $22.375 ..........          2,500                  (422,500)
  February @ $22.50 ...........          2,000                  (307,160)
  March @ $19.375 .............          2,000                  (695,500)
  March @ $19.625 .............          2,500                  (815,323)
  March @ $20.125 .............          2,500                  (740,817)
  March @ $20.875 .............          3,000                  (843,000)
  March @ $21.00 ..............          2,000                  (551,220)
                                                       -----------------
                                                              (9,393,100)
                                                       -----------------

--------------------------------------------------------------------------------
                                        NUMBER                  VALUE
                                   OF CONTRACTS (B)           (NOTE 1)
--------------------------------------------------------------------------------
Cablevision Systems Corp.,
 Class A
  February @ $70.84 ...........           1,400        $      (1,044,400)
  March @ $74.50 ..............           1,000                 (675,000)
                                                       -----------------
                                                              (1,719,400)
                                                       -----------------
CBS Corp.
  January @ $45.143 ...........           3,000               (5,665,530)
  January @ $49.82 ............           2,000               (2,857,600)
  February @ $51.875 ..........           1,100               (1,366,343)
  February @ $53.25 ...........           2,500               (2,827,700)
  February @ $54.135 ..........           1,000               (1,044,640)
  February @ $57.75 ...........           1,000                 (771,000)
  March @ $59.25 ..............           1,500               (1,083,000)
  March @ $59.75 ..............           3,000               (2,059,440)
                                                       -----------------
                                                             (17,675,253)
                                                       -----------------
Cendant Corp.
  February @ $16.875 ..........           2,000               (1,985,388)
  February @ $21.5625 .........           2,500               (1,467,500)
  March @ $24.25 ..............           2,000                 (836,000)
  March @ $24.375 .............           3,000               (1,186,647)
  March @ $24.50 ..............           3,000               (1,173,570)
  March @ $25.25 ..............             750                 (227,250)
  March @ $26.25 ..............           2,250                 (681,750)
                                                       -----------------
                                                              (7,558,105)
                                                       -----------------
Citigroup, Inc.
  January @ $54.40 ............           2,500                 (685,575)
  February @ $55.07 ...........           3,000               (1,126,350)
  February @ $55.875 ..........           3,000               (1,074,000)
  March @ $55.1473 ............           1,000                 (495,100)
                                                       -----------------
                                                              (3,381,025)
                                                       -----------------
Columbia HCA Healthcare Corp.
  January @ $21.125 ...........           2,000               (1,639,640)
  February @ $26.25 ...........           2,500                 (869,260)
  February @ $26.4375 .........           2,000                 (717,700)
                                                       -----------------
                                                              (3,226,600)
                                                       -----------------
Comcast Corp., Class A
  February @ $45.617 ..........           2,500               (1,760,000)
  February @ $46.125 ..........           1,500                 (769,020)
  February @ $47.9375 .........           2,000                 (996,610)
  March @ $51.75 ..............           2,000                 (880,216)
                                                       -----------------
                                                              (4,405,846)
                                                       -----------------
Compaq Computer Corp.
  January @ $18.625 ...........           2,000               (1,686,574)
  February @ $21.6875 .........           2,000               (1,126,616)
                                                       -----------------
                                                              (2,813,190)
                                                       -----------------
Dell Computer Corp.
  February @ $44.50 ...........           3,000               (2,427,000)
                                                       -----------------
First Data Corp.
  January @ $45.625 ...........           3,000               (1,293,000)
  March @ $50.1884 ............           2,500                 (749,400)
                                                       -----------------
                                                              (2,042,400)
                                                       -----------------
GAP, Inc.
  January @ $33.375 ...........           2,000               (2,547,246)
  February @ $37.00 ...........           2,000               (1,903,280)
  February @ $41.625 ..........           1,000                 (622,600)
  February @ $44.875 ..........           1,000                 (440,420)
                                                       -----------------
                                                              (5,513,546)
                                                       -----------------

EQ ADVISORS TRUST
ALLIANCE COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                           NUMBER                    VALUE
                                      OF CONTRACTS (B)             (NOTE 1)
--------------------------------------------------------------------------------
General Motors Corp., Class H
  February @ $96.50 ...........          1,500              $      (1,101,000)
                                                            -----------------
Home Depot, Inc.
  January @ $77.00 ............          1,500                     (2,616,180)
  February @ $81.75 ...........          4,500                     (6,727,500)
  February @ $90.625 ..........          1,500                     (1,508,865)
  March @ $100.50 .............          3,750                     (2,238,750)
  March @ $95.625 .............          2,250                     (1,785,218)
                                                            -----------------
                                                                  (14,876,513)
                                                            -----------------
Honeywell International, Inc.
  February @ $58.5333 .........          2,344                     (1,253,531)
  February @ $59.00 ...........          2,500                       (717,425)
  February @ $59.8656 .........          2,344                     (1,009,899)
  February @ $60.40 ...........          1,875                       (291,898)
  February @ $61.00 ...........          2,812                       (746,972)
  February @ $62.125 ..........          2,500                       (502,500)
  March @ $55.00 ..............          2,500                     (1,420,725)
  March @ $55.8125 ............          2,000                       (946,000)
  March @ $56.25 ..............          2,500                     (1,245,000)
  March @ $61.75 ..............          2,500                       (485,000)
                                                            -----------------
                                                                   (8,618,950)
                                                            -----------------
Ingram Micro, Inc.
  February @ $13.00 ...........          2,500                       (373,280)
  February @ $13.125 ..........          4,100                       (595,428)
  February @ $13.25 ...........          4,400                       (636,025)
  February @ $13.3939 .........          3,000                       (359,190)
  February @ $13.50 ...........            500                        (60,000)
  February @ $13.9375 .........          3,000                       (315,000)
  March @ $12.5625 ............          3,000                       (590,415)
  March @ $12.875 .............          2,500                       (438,585)
  March @ $13.00 ..............          1,500                       (270,000)
                                                            -----------------
                                                                   (3,637,923)
                                                            -----------------
Intel Corp.
  January @ $71.4375 ..........          3,000                     (3,390,942)
  January @ $77.00 ............          3,000                     (2,182,830)
  January @ $79.5625 ..........          2,500                     (1,522,500)
  February @ $73.125 ..........          2,000                     (2,454,000)
  February @ $76.50 ...........          3,000                     (2,649,000)
  February @ $77.375 ..........          1,500                     (1,314,000)
  February @ $79.25 ...........          2,500                     (1,817,500)
  February @ $79.625 ..........          3,000                     (2,097,000)
  March @ $83.1508 ............          2,000                     (1,284,300)
  March @ $83.1875 ............          2,000                     (1,328,000)
  March @ $83.50 ..............          2,000                     (1,274,000)
                                                            -----------------
                                                                  (21,314,072)
                                                            -----------------
International Business Machines
 Corp.
  January @ $91.12 ............          2,000                     (3,582,000)
  January @ $92.125 ...........          3,000                     (5,004,000)
  January @ $92.1876 ..........          3,000                     (5,199,390)
  January @ $93.625 ...........          3,000                     (4,584,000)
  January @ $94.3185 ..........          1,750                     (2,595,250)
  January @ $94.75 ............          3,000                     (4,275,000)
  January @ $95.50 ............          1,500                     (1,984,275)
  January @ $95.5652 ..........            750                     (1,029,000)
  January @ $96.25 ............          3,000                     (3,903,000)
  February @ $101.50 ..........          1,000                       (972,620)
  February @ $107.00 ..........          1,000                       (775,000)


--------------------------------------------------------------------------------
                                           NUMBER                    VALUE
                                      OF CONTRACTS (B)             (NOTE 1)
--------------------------------------------------------------------------------
  February @ $107.50 ..........             3,000           $      (2,682,000)
  February @ $116.375 .........             1,000                    (315,757)
  February @ $94.375 ..........             2,000                  (3,094,000)
  March @ $108.75 .............             3,000                  (2,370,000)
  March @ $109.00 .............             3,000                  (2,494,980)
  March @ $109.03 .............             1,500                  (1,258,500)
  March @ $109.7893 ...........             2,500                  (1,911,825)
                                                            -----------------
                                                                  (48,030,597)
                                                            -----------------
Limited, Inc.
  January @ $38.50 ............             2,175                  (1,195,162)
  February @ $39.00 ...........             2,000                  (1,041,540)
  February @ $40.375 ..........             2,000                    (898,000)
  March @ $41.75 ..............             2,000                    (772,000)
  March @ $42.50 ..............             3,000                    (983,988)
                                                            -----------------
                                                                   (4,890,690)
                                                            -----------------
Loral Space & Communicaitons
  March @ $20.50 ..............             3,000                  (2,199,345)
                                                            -----------------
MBNA Corp.
  January @ $27.8108 ..........             3,000                    (323,290)
  January @ $28.1429 ..........             2,000                    (197,680)
  February @ $25.25 ...........             2,000                    (662,000)
                                                            -----------------
                                                                   (1,182,970)
                                                            -----------------
McKesson HBOC, Inc.
  January @ $19.875 ...........             2,500                    (852,350)
  January @ $20.25 ............             3,000                    (879,000)
  January @ $20.375 ...........             2,000                    (606,000)
                                                            -----------------
                                                                   (2,337,350)
                                                            -----------------
Micron Technology, Inc.
  January @ $62.625 ...........             2,500                  (3,990,000)
  January @ $72.125 ...........             3,000                  (2,535,090)
  January @ $75.75 ............             2,500                  (1,688,700)
  February @ $66.375 ..........             2,000                  (2,914,000)
  February @ $72.50 ...........             2,000                  (2,002,000)
                                                            -----------------
                                                                  (13,129,790)
                                                            -----------------
Morgan Stanley Dean Witter &
 Co.
  January @ $103.25 ...........             1,000                  (3,955,040)
  January @ $113.125 ..........             1,000                  (3,037,050)
  February @ $122.25 ..........             1,500                  (3,484,500)
                                                            -----------------
                                                                  (10,476,590)
                                                            -----------------
Motorola, Inc.
  January @ $101.50 ...........             1,700                  (7,835,300)
                                                            -----------------
Networks Associates, Inc.
  January @ $18.125 ...........             2,500                  (2,150,702)
                                                            -----------------
News Corp., Ltd. (ADR)
  February @ $33.00 ...........             3,000                  (1,719,000)
  February @ $40.375...........             1,000                    (131,000)
                                                            -----------------
                                                                   (1,850,000)
                                                            -----------------
Nextel Communications, Inc.,
 Class A
  January @ $85.5429 ..........             3,000                  (5,824,680)
  January @ $88.25 ............             1,500                  (2,636,175)
  January @ $88.40 ............             1,500                  (2,574,165)
  February @ $105.75 ..........             1,000                    (944,000)
  March @ $105.6375 ...........             2,000                  (2,130,360)

EQ ADVISORS TRUST
ALLIANCE COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                          NUMBER              VALUE
                                     OF CONTRACTS (B)        (NOTE 1)
--------------------------------------------------------------------------------
  March @ $89.8808 ................        2,000           $    (3,825,420)
  March @ $91.625 .................        2,000                (3,552,000)
  March @ $92.125 .................        2,000                (3,442,000)
  March @ $92.95 ..................        2,000                (3,282,820)
  March @ $98.7431 ................        2,500                (3,467,450)
                                                           ---------------
                                                               (31,679,070)
                                                           ---------------
Nokia OYJ (ADR)
  February @ $133.125 .............        1,000                (4,948,000)
  February @ $150.62 ..............        1,200                (5,179,608)
  February @ $172.077 .............        2,500                (7,144,775)
                                                           ---------------
                                                               (17,272,383)
                                                           ---------------
Pfizer, Inc.
  January @ $39.75 ................        9,000                    (8,640)
  February @ $35.00 ...............        3,000                  (232,200)
                                                           ---------------
                                                                  (240,840)
                                                           ---------------
PMI Group, Inc.
  January @ $49.52 ................        3,000                  (124,680)
  February @ $48.5625 .............        1,000                  (300,000)
  February @ $50.4822 .............        1,375                  (306,157)
  February @ $50.50 ...............          625                  (138,719)
  February @ $50.75 ...............        2,000                  (406,000)
  March @ $48.00 ..................        2,000                  (703,480)
                                                           ---------------
                                                                (1,979,036)
                                                           ---------------
Qwest Communications
 International, Inc.
  February @ $35.4648 .............        2,500                (2,134,675)
  February @ $38.50 ...............        2,500                (1,532,325)
  February @ $40.625 ..............        2,500                (1,152,500)
  March @ $41.125 .................        2,500                (1,141,100)
                                                           ---------------
                                                                (5,960,600)
                                                           ---------------
SCI Systems, Inc.
  February @ $72.375 ..............        2,000                (2,360,000)
  February @ $72.75 ...............        3,000                (3,486,000)
  February @ $78.00 ...............        1,000                  (853,825)
  February @ $81.7158 .............        2,000                (1,516,000)
  March @ $82.50 ..................        3,500                (2,707,890)
                                                           ---------------
                                                               (10,923,715)
                                                           ---------------
Solectron Corp.
  January @ $74.75 ................        3,000                (6,123,480)
  February @ $85.5 ................        1,000                (1,259,800)
  March @ $93.00 ..................        1,000                (1,064,320)
                                                           ---------------
                                                                (8,447,600)
                                                           ---------------
Sprint Corp. (FON Group)
  January @ $65.875 ...............        2,000                  (430,500)
  January @ $66.0331 ..............        3,000                  (945,420)
  January @ $72.25 ................        3,000                  (309,000)
  February @ $68.625 ..............        2,000                  (711,700)



--------------------------------------------------------------------------------
                                          NUMBER              VALUE
                                     OF CONTRACTS (B)        (NOTE 1)
--------------------------------------------------------------------------------
  February @ $74.6875 .............         2,000          $      (190,926)
  March @ $65.375 .................         2,000               (1,048,536)
  March @ $67.4375 ................         3,000               (1,258,377)
  March @ $67.625 .................         1,500                 (708,000)
                                                           ---------------
                                                                (5,602,459)
                                                           ---------------
Tandy Corp.
  February @ $66.375 ..............         1,000                   (2,790)
  March @ $46.50 ..................         2,500               (1,749,150)
  March @ $49.00 ..................         2,000               (1,080,000)
                                                           ---------------
                                                                (2,831,940)
                                                           ---------------
Tyco International Ltd.
  January @ $39.25 ................         3,000                 (786,390)
  February @ $27.50 ...............         2,500               (3,057,443)
  February @ $29.9375 .............         2,500               (2,551,800)
  February @ $35.3125 .............         2,000               (1,193,680)
  February @ $43.50 ...............         1,000                 (135,796)
  March @ $29.4375 ................         2,000               (2,149,900)
  March @ $30.5625 ................         2,000               (1,982,000)
  March @ $30.875 .................         2,500               (2,377,075)
  March @ $32.00 ..................         2,000               (1,786,000)
  March @ $35.625 .................         3,000               (2,000,160)
  March @ $37.2153 ................         3,000               (1,755,240)
                                                           ---------------
                                                               (19,775,484)
                                                           ---------------
Vodafone AirTouch PLC (ADR)
  February @ $44.00 ...............         2,500               (1,681,225)
                                                           ---------------
Wal-Mart Stores, Inc.
  February @ $57.9375 .............         1,500               (1,825,500)
  February @ $58.625 ..............         1,000               (1,125,000)
  February @ $60.00 ...............         1,500               (1,494,000)
                                                           ---------------
                                                                (4,444,500)
                                                           ---------------
Warner-Lambert Co.
  January @ $83.75 ................         3,000                 (661,020)
                                                           ---------------
WinStar Communications, Inc.
  January @ $53.625 ...............         2,000               (4,369,180)
  February @ $54.00 ...............           350                 (778,103)
  February @ $54.45 ...............           600               (1,297,920)
  February @ $54.4797 .............         2,400               (5,191,680)
  February @ $55.625 ..............         2,000               (4,002,900)
                                                           ---------------
                                                               (15,639,783)
                                                           ---------------
TOTAL CALL OPTIONS WRITTEN (-2.5%)
 (Cost $262,416,322) ..............                           (423,468,488)
OTHER ASSETS
 LESS LIABILITIES (0.3%) ..........                             54,228,319
                                                           ---------------
NET ASSETS (100%) .................                        $16,593,561,297
                                                           ===============

----------
*     Non-income producing.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1999, these securities amounted to $155,801,623 or 0.94% of net assets.
++    Issuer of this security is an affiliate of the Trust.
(a) Fully or partially pledged as collateral on outstanding written call options.
(b)   One contract relates to 100 shares.
(c) Covered call option contracts written in connection with securities held.
      Glossary:
      ADR--American Depositary Receipt

EQ ADVISORS TRUST
ALLIANCE COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999

--------------------------------------------------------------------------------
At December 31, 1999, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)


                                              LOCAL
                                            CONTRACT       COST ON          U.S.$
                                             AMOUNT      ORIGINATION       CURRENT         UNREALIZED
                                             (000'S)         DATE           VALUE        (DEPRECIATION)
                                           ----------   -------------   -------------   ---------------
FOREIGN CURRENCY SALE CONTRACTS
 Swedish Krona, expiring 1/4/00.........     17,537      $2,056,464      $2,065,413        $ (8,949)
                                                                                           ========

Investments in companies which were affiliates for the year ended December 31, 1999 were as follows:


                                                 MARKET VALUE       PURCHASES
                 SECURITIES                   DECEMBER 31, 1998      AT COST
-------------------------------------------- ------------------- ---------------
Adelphia Communications Corp., Class A .....     $         --     $188,784,570
Ceridian Corp. .............................      266,334,688       25,343,391
Chris-Craft Industries, Inc., Class B ......       60,857,849               --
Ingram Micro, Inc. .........................       83,700,000       80,637,995
Loral Space & Communications ...............      180,280,312      177,097,718
PMI Group, Inc. ............................       60,099,250       75,743,315
SCI Systems, Inc. ..........................      206,514,000      181,987,787
                                                 ------------
                                                 $857,786,099
                                                 ============



                                                  SALES         MARKET VALUE     DIVIDEND      REALIZED
                 SECURITIES                      AT COST     DECEMBER 31, 1999    INCOME      GAIN (LOSS)
-------------------------------------------- -------------- ------------------- ---------- ----------------
Adelphia Communications Corp., Class A .....  $         --     $  203,654,062    $     --   $          --
Ceridian Corp. .............................            --        188,971,594          --              --
Chris-Craft Industries, Inc., Class B ......       689,320         88,699,166          --       2,237,187
Ingram Micro, Inc. .........................    81,278,310         51,213,750          --     (42,075,492)
Loral Space & Communications ...............    72,484,662        407,501,813          --     (23,001,066)
PMI Group, Inc. ............................     8,033,213        156,849,206     365,534       3,201,511
SCI Systems, Inc. ..........................    75,520,632        484,528,187          --      23,494,008
                                                               --------------    --------   -------------
                                                               $1,581,417,778    $365,534   $ (36,143,852)
                                                               ==============    ========   =============

Options written for the year ended December 31, 1999 were as follows:



                                                                   NUMBER OF           PREMIUMS
                                                                   CONTRACTS           RECEIVED
                                                                ---------------   -----------------
Options outstanding--January 1, 1999 ........................         492,960      $  195,807,516
Options written .............................................       2,761,595       1,072,254,022
Options terminated in closing purchase transactions..........        (455,620)       (210,226,855)
Options expired .............................................         (43,240)        (10,185,876)
Options exercised ...........................................      (2,194,995)       (785,232,485)
                                                                   ----------      --------------
Options outstanding--December 31, 1999 ......................         560,700      $  262,416,322
                                                                   ==========      ==============

Investment security transactions for the year ended December 31, 1999 were as follows:



COST OF PURCHASES:
 Stocks and long-term corporate debt securities ......... $7,945,768,969
NET PROCEEDS OF SALES AND REDEMPTIONS:
 Stocks and long-term corporate debt securities ......... $9,293,043,718


As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........  $  5,523,031,506
Aggregate gross unrealized depreciation .........    (1,006,816,264)
                                                   ----------------
Net unrealized appreciation .....................  $  4,516,215,242
                                                   ================
Federal income tax cost of investments ..........  $ 12,446,586,224
                                                   ================


At December 31, 1999, the Portfolio had loaned securities with a total value of $942,195,358, which was secured by collateral of $947,429,007.



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999

--------------------------------------------------------------------------------
                                              NUMBER               VALUE
                                            OF SHARES            (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
BASIC MATERIALS (0.5%)
CHEMICALS (0.3%)
Akzo Nobel N.V. .........................     7,500             $    376,619
BASF AG .................................     3,700                  193,633
Lyondell Chemical Co. ...................    32,000                  408,000
Shin-Etsu Chemical Co., Ltd. ............     5,000                  215,201
                                                                ------------
                                                                   1,193,453
                                                                ------------
PAPER (0.1%)
Upm-Kymmene Oyj .........................     9,240                  372,686
                                                                ------------
STEEL (0.1%)
Kawasaki Steel Corp. ....................   178,000                  318,634
Pohang Iron & Steel Co., Ltd.
  (ADR) .................................     8,800                  308,000
                                                                ------------
                                                                     626,634
                                                                ------------
  TOTAL BASIC MATERIALS .................                          2,192,773
                                                                ------------
BUSINESS SERVICES (3.0%)
PRINTING, PUBLISHING, BROADCASTING (2.4%)
AMFM, Inc.* .............................    27,800                2,175,350
AT&T Corp.--Liberty Media
  Group, Class A* .......................    41,640                2,363,070
Clear Channel Communications,
  Inc.* .................................     5,400                  481,950
Comcast Corp., Class A ..................    10,000                  502,500
Gannett Co., Inc. .......................    11,500                  937,969
MediaOne Group, Inc.* ...................    15,200                1,167,550
Rogers Communications, Inc.,
  Class B* ..............................     5,000                  123,750
Seat Pagine Gialle spa ..................   196,000                  644,295
Television Broadcasts Ltd. ..............    31,000                  211,359
Time Warner, Inc. .......................    26,370                1,910,177
United News & Media plc .................    60,000                  764,584
USA Networks, Inc.* .....................     5,900                  325,975
                                                                ------------
                                                                  11,608,529
                                                                ------------
PROFESSIONAL SERVICES (0.6%)
Amdocs Ltd.* ............................    12,000                  414,000
Cendant Corp.* ..........................    10,000                  265,625
First Data Corp. ........................    21,200                1,045,425
Fiserv, Inc.* ...........................    14,950                  572,772
Viad Corp. ..............................    15,000                  418,125
                                                                ------------
                                                                   2,715,947
                                                                ------------
TRUCKING, SHIPPING (0.0%)
Knightsbridge Tankers Ltd. ..............     6,800                   91,800
                                                                ------------
  TOTAL BUSINESS SERVICES ...............                         14,416,276
                                                                ------------
CAPITAL GOODS (1.0%)
AEROSPACE (0.5%)
Honeywell International, Inc.* ..........    12,300                  709,556
United Technologies Corp. ...............    24,100                1,566,500
                                                                ------------
                                                                   2,276,056
                                                                ------------
BUILDING & CONSTRUCTION (0.0%)
New World Infrastructure Ltd. ...........   167,400                  214,270
                                                                ------------
BUILDING MATERIALS & FOREST PRODUCTS (0.1%)
China Merchants Holdings
  International Co., Ltd. ...............   337,000                  277,455
                                                                ------------
ELECTRICAL EQUIPMENT (0.1%)
Hon Hai Precision Industry Co., Ltd.
  (GDR)* ................................    16,600                  320,795


--------------------------------------------------------------------------------
                                              NUMBER               VALUE
                                            OF SHARES            (NOTE 1)
--------------------------------------------------------------------------------
Johnson Electric Holdings ...............    52,000             $    333,801
                                                                ------------
                                                                     654,596
                                                                ------------
MACHINERY (0.3%)
Mannesmann AG ...........................     5,400                1,308,999
                                                                ------------
  TOTAL CAPITAL GOODS ...................                          4,731,376
                                                                ------------
CONSUMER CYCLICALS (4.7%)
AIRLINES (0.8%)
Alaska Air Group, Inc.* .................     7,000                  245,875
America West Holdings Corp.* ............       700                   14,525
British Airways plc .....................    63,750                  415,967
Continental Airlines, Inc., Class B*.....    35,300                1,566,437
Delta Air Lines, Inc. ...................     1,000                   49,813
KLM Royal Dutch Airlines N.V.
  New York Shares* ......................     1,500                   37,406
Northwest Airlines Corp., Class A*.......    22,900                  509,525
Southwest Airlines Co. ..................    42,780                  692,501
UAL Corp.* ..............................     1,000                   77,563
                                                                ------------
                                                                   3,609,612
                                                                ------------
APPAREL & TEXTILES (0.1%)
Mohawk Industries, Inc.* ................    10,000                  263,750
Tommy Hilfiger Corp.* ...................     5,000                  116,563
Unifi, Inc.* ............................    25,000                  307,812
                                                                ------------
                                                                     688,125
                                                                ------------
AUTO RELATED (0.3%)
Budget Group, Inc.* .....................    10,000                   90,625
Harley-Davidson, Inc. ...................    20,500                1,313,281
United Rentals North America,
  Inc.* .................................     1,000                   17,125
                                                                ------------
                                                                   1,421,031
                                                                ------------
AUTOS & TRUCKS (0.0%)
DaimlerChrysler AG ......................     2,900                  227,796
                                                                ------------
FOOD SERVICES, LODGING (0.0%)
Extended Stay America, Inc.* ............    10,000                   76,250
                                                                ------------
LEISURE RELATED (1.5%)
Berjaya Sports Toto Bhd. ................    16,000                   34,526
Carnival Corp., Class A .................    29,100                1,391,344
Metro-Goldwyn-Mayer, Inc.* ..............    10,000                  235,625
MGM Grand, Inc.* ........................     5,000                  251,562
Park Place Entertainment Corp.* .........    65,300                  816,250
Royal Caribbean Cruises Ltd. ............    39,280                1,936,995
Sankyo Co. ..............................     8,000                  598,650
Sun Internationals Hotels Ltd.* .........     7,200                  139,500
Walt Disney Co. .........................    53,280                1,558,440
                                                                ------------
                                                                   6,962,892
                                                                ------------
PHOTO & OPTICAL (0.1%)
Canon, Inc. .............................     6,000                  238,286
Hoya Corp. ..............................     6,000                  472,464
                                                                ------------
                                                                     710,750
                                                                ------------
RETAIL--GENERAL (1.9%)
Bed Bath & Beyond, Inc.* ................     4,000                  139,000
Castorama Dubois ........................       550                  167,487
Costco Wholesale Corp.* .................     7,664                  699,340
Dixons Group plc ........................    18,500                  444,901
GAP, Inc. ...............................    28,337                1,303,502
Home Depot, Inc. ........................    17,249                1,182,600
Kohl's Corp.* ...........................    15,800                1,140,563
Limited, Inc. ...........................    30,000                1,299,375

EQ ADVISORS TRUST
ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999

--------------------------------------------------------------------------------
                                                NUMBER               VALUE
                                              OF SHARES            (NOTE 1)
--------------------------------------------------------------------------------
Next plc ..............................     56,300            $    540,122
TJX Cos., Inc. ........................      1,000                  20,438
Venator Group, Inc.* ..................     19,000                 133,000
Wal-Mart Stores, Inc. .................     26,300               1,817,987
                                                              ------------
                                                                 8,888,315
                                                              ------------
  TOTAL CONSUMER CYCLICALS ............                         22,584,771
                                                              ------------
CONSUMER NON-CYCLICALS (4.0%)
BEVERAGES (0.1%)
Coca-Cola Enterprises, Inc. ...........     26,500                 533,312
Pepsi Bottling Group, Inc. ............      5,000                  82,813
                                                              ------------
                                                                   616,125
                                                              ------------
CONTAINERS (0.2%)
Sealed Air Corp.* .....................     19,900               1,031,069
                                                              ------------
DRUGS (1.6%)
AstraZeneca Group plc .................      7,362                 312,133
Bristol-Myers Squibb Co. ..............     35,000               2,246,563
Millennium Pharmaceuticals, Inc.* .....      9,100               1,110,200
Sanofi-Synthelabo SA* .................     10,100                 421,020
Schering-Plough Corp. .................     44,300               1,868,906
Takeda Chemical Industries Ltd. .......     10,000                 493,984
Warner-Lambert Co. ....................      8,760                 717,773
Yamanouchi Pharmaceutical Co. Ltd.           9,000                 314,291
                                                              ------------
                                                                 7,484,870
                                                              ------------
HOSPITAL SUPPLIES & SERVICES (1.1%)
Columbia/HCA Healthcare Corp. .........      8,500                 249,156
Health Management Associates, Inc.,
  Class A* ............................     75,300               1,007,138
Healthsouth Corp.* ....................     20,000                 107,500
Human Genome Sciences, Inc.* ..........      9,500               1,449,937
Medtronic, Inc. .......................     47,225               1,720,761
Quintiles Transnational Corp.* ........     13,000                 242,938
Tenet Healthcare Corp.* ...............     23,100                 542,850
                                                              ------------
                                                                 5,320,280
                                                              ------------
RETAIL--FOOD (0.7%)
Carrefour SA* .........................      2,685                 495,728
Familymart Co. ........................      5,000                 332,583
Koninklijke Ahold N.V. ................      8,888                 263,399
Kroger Co.* ...........................     93,995               1,774,156
NG Fung Hong Ltd. .....................    134,000                  68,952
Tesco plc .............................    102,200                 310,730
                                                              ------------
                                                                 3,245,548
                                                              ------------
SOAPS & TOILETRIES (0.2%)
Avon Products, Inc. ...................    15,030                  495,990
Kao Corp. .............................    14,000                  399,198
                                                              ------------
                                                                   895,188
                                                              ------------
TOBACCO (0.1%)
Tabacalera S.A., Class A ..............    35,900                  514,036
                                                              ------------
  TOTAL CONSUMER NON-CYCLICALS ........                         19,107,116
                                                              ------------
CREDIT SENSITIVE (6.8%)
BANKS (1.5%)
Bank of America Corp. .................    33,876                1,700,152
Bank of Fukuoka .......................    55,000                  381,444
Bank of Scotland ......................    66,500                  772,232
Bank of Tokyo-Mitsubishi Ltd. .........    43,000                  598,963
Bank of Tokyo-Mitsubishi Ltd.
  (ADR) ...............................    12,000                  167,250
Banque Nationale de Paris .............     6,625                  611,917


--------------------------------------------------------------------------------
                                            NUMBER                 VALUE
                                          OF SHARES               (NOTE 1)
--------------------------------------------------------------------------------
Commonwealth Bank of Australia ........    13,100             $    225,410
Credito Italiano ......................    42,600                  209,624
DBS Group Holdings Ltd.* ..............    32,445                  531,821
Fuji Bank Ltd. ........................    34,000                  330,255
Hanvit Bank (GDR)* ....................    17,000                  109,650
PT Bank Dagang Nasional Indonesia
  Tbk* ................................   136,000                       --
Societe Generale Paris ................     2,390                  556,699
Standard Chartered plc ................    46,720                  725,142
Sumitomo Trust & Banking ..............    47,000                  317,226
                                                              ------------
                                                                 7,237,785
                                                              ------------
FINANCIAL SERVICES (2.9%)
A.G. Edwards, Inc. ....................     7,000                  224,438
Associates First Capital Corp.
  Class A .............................    91,100                2,499,556
CIT Group, Inc., Class A ..............    29,000                  612,625
Citigroup, Inc. .......................    63,300                3,517,106
Daiwa Securities Group, Inc. ..........    47,000                  735,136
Legg Mason, Inc. ......................    25,000                  906,250
MBIA, Inc. ............................    11,500                  607,344
MBNA Corp. ............................    93,900                2,558,775
Morgan Stanley Dean Witter & Co........    14,700                2,098,425
Peregrine Investment Holdings* ........    52,000                       --
Worms et Compagnie* ...................       200                    9,259
                                                              ------------
                                                                13,768,914
                                                              ------------
INSURANCE (0.9%)
Ace Ltd. ..............................    30,000                  500,625
American International Group, Inc......    15,650                1,692,156
CGU plc ...............................    30,300                  488,149
CNA Financial Corp.* ..................    15,000                  584,063
Radian Group, Inc. ....................    20,700                  988,425
Zurich Allies AG ......................       250                  142,633
                                                              ------------
                                                                 4,396,051
                                                              ------------
REAL ESTATE (0.1%)
Boston Properties, Inc. ...............     5,000                  155,625
Sun Hung Kai Properties Ltd. ..........    16,000                  166,720
                                                              ------------
                                                                   322,345
                                                              ------------
UTILITY--ELECTRIC (0.3%)
AES Corp.* ............................    14,800                1,106,300
                                                              ------------
UTILITY--TELEPHONE (1.1%)
CenturyTel, Inc. ......................     1,000                   47,375
MCI WorldCom, Inc.* ...................    32,850                1,743,103
Sprint Corp. (FON Group) ..............    13,100                  881,794
Telefonos de Mexico S.A., Class L
  (ADR) ...............................     4,700                  528,750
Telephone & Data Systems, Inc. ........    15,000                1,890,000
Viatel, Inc.* .........................     5,000                  268,125
                                                              ------------
                                                                 5,359,147
                                                              ------------
  TOTAL CREDIT SENSITIVE ..............                         32,190,542
                                                              ------------
DIVERSIFIED (1.4%)
MISCELLANEOUS (1.4%)
ABB AG* ...............................     3,988                  488,007
DBT Online, Inc.* .....................     2,400                   58,500
General Electric Co. ..................    25,200                3,899,700
Hutchison Whampoa Ltd. ................    23,000                  334,341
Tyco International Ltd. ...............    45,000                1,749,375
U.S. Industries, Inc. .................    15,500                  217,000
                                                              ------------
                                                                 6,746,923
                                                              ------------

EQ ADVISORS TRUST
ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                                 NUMBER             VALUE
                                                OF SHARES          (NOTE 1)
--------------------------------------------------------------------------------
ENERGY (1.5%)
OIL--DOMESTIC (0.1%)
Louis Dreyfus Natural Gas Corp.* .......        22,000          $   398,750
Murphy Oil Corp. .......................         3,000              172,125
                                                                -----------
                                                                    570,875
                                                                -----------
OIL--INTERNATIONAL (1.2%)
British Petroleum Co., plc .............        34,400              345,856
Kerr-McGee Corp. .......................        16,000              992,000
Repsol S.A. ............................        11,030              256,030
Repsol S.A. (ADR) ......................        49,400            1,148,550
Total Fina S.A. (ADR) ..................        26,900            1,862,825
Total Fina S.A., Class B ...............         6,426              858,554
Woodside Petroleum Ltd. ................        15,400              113,652
                                                                -----------
                                                                  5,577,467
                                                                -----------
OIL--SUPPLIES & CONSTRUCTION (0.2%)
Noble Drilling Corp.* ..................        30,600            1,002,150
Stolt Comex Seaway S.A. (ADR)* .........        11,800              129,800
Stolt Comex Seaway S.A.* ...............         2,000               22,125
                                                                -----------
                                                                  1,154,075
                                                                -----------
  TOTAL ENERGY .........................                          7,302,417
                                                                -----------
TECHNOLOGY (10.6%)
COMPUTER HARDWARE (1.0%)
Cisco Systems, Inc.* ...................        44,300            4,745,637
                                                                -----------
COMPUTER SOFTWARE (1.7%)
America Online, Inc.* ..................        16,000            1,207,000
Ardent Software, Inc.* .................         6,000              234,000
Informix Corp.* ........................        19,900              226,362
Infosys Technologies ...................         4,100            1,353,000
Microsoft Corp.* .......................        27,000            3,152,250
Softbank Corp. .........................         1,900            1,817,666
                                                                -----------
                                                                  7,990,278
                                                                -----------
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (2.4%)
Adelphia Business Solutions, Inc.* .....        10,000              480,000
Cable & Wireless plc (ADR) .............        10,000              529,375
China Telecom (Hong Kong) Ltd. .........       129,000              806,509
Clearnet Communications, Inc.* .........        29,000              996,875
Global TeleSystems Group, Inc.* ........        81,684            2,828,308
Korea Telecom Corp. SP (ADR) ...........         7,737              578,341
NTL, Inc.* .............................        22,000            2,744,500
RCN Corp.* .............................        10,400              504,400
Sonera Group Oyj .......................         9,950              682,751
United Pan-Europe Communications
  N.V.* ................................        10,800            1,383,052
                                                                -----------
                                                                 11,534,111
                                                                -----------
ELECTRONICS (2.5%)
3Com Corp.* ............................        25,000            1,175,000
Altera Corp.* ..........................        11,800              584,838
Intel Corp. ............................        30,200            2,485,838
Kyocera Corp. (ADR) ....................         2,600              681,200
RF Micro Devices, Inc.* ................         1,000               68,438
Sanmina Corp.* .........................        10,200            1,018,725
Solectron Corp.* .......................        37,900            3,605,237
STMicroelectronics N.V.* ...............         5,260              810,438
TDK Corp. ..............................         3,000              414,066
Tokyo Electron Ltd. ....................         8,000            1,095,569
                                                                -----------
                                                                 11,939,349
                                                                -----------

--------------------------------------------------------------------------------
                                                 NUMBER                VALUE
                                                OF SHARES            (NOTE 1)
--------------------------------------------------------------------------------
OFFICE EQUIPMENT (0.9%)
Dell Computer Corp.* ...................        61,300          $ 3,126,300
Lexmark International Group, Inc.*......        14,800            1,339,400
                                                                -----------
                                                                  4,465,700
                                                                -----------
OFFICE EQUIPMENT SERVICES (0.3%)
Cap Gemini S.A. ........................         1,620              411,649
Equant N.V.--New York Registered
  Shares* ..............................         3,880              434,560
Equant N.V.* ...........................         3,400              386,379
                                                                -----------
                                                                  1,232,588
                                                                -----------
WIRELESS TELECOMMUNICATION
  SERVICES (1.8%)
Millicom International Cellular
  S.A.* ................................        25,000            1,559,375
Nokia OYJ* .............................        12,660            2,297,826
NTT Mobile Communications
  Network, Inc. ........................            28            1,076,397
Orange plc .............................        40,250            1,358,655
SK Telecom Co., Ltd. (ADR) .............        20,767              796,928
US Cellular Corp.* .....................         8,000              807,500
Vodafone AirTouch plc ..................        93,000              460,749
                                                                -----------
                                                                  8,357,430
                                                                -----------
  TOTAL TECHNOLOGY .....................                         50,265,093
                                                                -----------
TOTAL COMMON STOCKS (33.5%)
  (Cost $109,278,102)...................                        159,537,287
                                                                -----------
                                                NUMBER
                                                  OF
                                               WARRANTS
                                               --------
WARRANTS:
BUSINESS SERVICES (0.0%)
TRUCKING, SHIPPING (0.0%)
Frontline Ltd., expiring 5/11/01* ......         3,867                   --
                                                                -----------
CREDIT SENSITIVE (0.0%)
BANKS (0.0%)
Thai Farmers Bank, expiring
  9/15/02* .............................           375                   93
                                                                -----------
TOTAL WARRANTS (0.0%)
  (Cost $372)...........................                                 93
                                                                -----------
                                                PRINCIPAL
                                                 AMOUNT
                                                --------
LONG-TERM DEBT SECURITIES:
BASIC MATERIALS (0.5%)
PAPER (0.5%)
Georgia Pacific Corp.
  7.75%, 11/15/29 ......................    $2,575,000            2,453,965
                                                                -----------
BUSINESS SERVICES (1.7%)
PRINTING, PUBLISHING,
  BROADCASTING (1.7%)
CBS Corp.
  7.15%, 5/20/05 .......................     2,500,000            2,462,415
Time Warner Entertainment Co.
  8.375%, 3/15/23 ......................     5,625,000            5,848,481
                                                                -----------
  TOTAL BUSINESS SERVICES ..............                          8,310,896
                                                                -----------

EQ ADVISORS TRUST
ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                                PRINCIPAL             VALUE
                                                  AMOUNT            (NOTE 1)
--------------------------------------------------------------------------------
CAPITAL GOODS (1.5%)
AEROSPACE (1.5%)
Lockheed Martin Corp.
  6.85%, 5/15/01 ............................   $7,000,000        $  6,928,152
                                                                  ------------
CONSUMER CYCLICALS (2.2%)
AUTO RELATED (1.1%)
Enterprise Rent-A-Car USA
  Finance Co.+
  6.80%, 2/15/08 ............................    5,500,000           5,010,225
                                                                  ------------
AUTOS & TRUCKS (1.1%)
Ford Motor Co.
  6.375%, 2/1/29 ............................    6,400,000           5,383,565
                                                                  ------------
  TOTAL CONSUMER CYCLICALS ..................                       10,393,790
                                                                  ------------
CREDIT SENSITIVE (41.5%)
ASSET BACKED (1.8%)
Capital Auto Receivables Asset
  Trust 5.58%, 6/15/02 ......................    5,500,000           5,426,080
Carco Auto Loan Master Trust
  5.65%, 3/15/03 ............................    3,280,000           3,237,983
                                                                  ------------
                                                                     8,664,063
                                                                  ------------
BANKS (0.4%)
St. George Bank Ltd.
  7.15%, 10/15/05+ ..........................    2,000,000           1,918,200
                                                                  ------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS (0.6%)
Prudential Securities Secured
  Financing Co. 6.48%, 1/15/09 ..............    3,000,000           2,796,330
                                                                  ------------
FINANCIAL SERVICES (3.8%)
Goldman Sachs Group, Inc.
  7.35%, 10/1/09 ............................    3,100,000           3,028,120
Household Finance Corp.
  6.50%, 11/15/08 ...........................    6,125,000           5,661,509
KBC Bank Fund Trust III
  9.86%, 11/29/49+ ..........................    4,600,000           4,760,057
Morgan Stanley Dean Witter & Co.
  5.625%, 1/20/04 ...........................    5,100,000           4,803,843
                                                                  ------------
                                                                    18,253,529
                                                                  ------------
U.S. GOVERNMENT (13.3%)
U.S. Treasury Bond
  8.125%, 8/15/19 ...........................   11,960,000          13,628,779
U.S. Treasury Note
  6.00%, 8/15/00 ............................   17,000,000          17,015,946
  6.25%, 4/30/01 ............................    2,200,000           2,202,064
  6.50%, 8/31/01 ............................   14,100,000          14,157,288
  5.87%, 11/15/04 ...........................   12,025,000          11,792,016
  6.125%, 8/15/29 ...........................    4,610,000           4,395,349
                                                                  ------------
                                                                    63,191,442
                                                                  ------------
U.S. GOVERNMENT AGENCIES (20.9%)
Federal National Mortgage
  Association
  6.625%, 9/15/09 ...........................    4,700,000           4,559,705
  6.00%, 11/1/10 ............................    9,810,530           9,312,852
  7.00%, 4/1/12 .............................    4,519,334           4,470,114
  7.00%, 5/1/26 .............................    1,336,872           1,283,397


--------------------------------------------------------------------------------
                                                 PRINCIPAL            VALUE
                                                   AMOUNT            (NOTE 1)
--------------------------------------------------------------------------------
  7.00%, 9/1/27 .............................   $1,620,429        $  1,555,612
  6.50%, 3/1/28 .............................    1,719,533           1,620,772
  7.00%, 5/1/28 .............................    2,025,771           1,959,220
  6.50%, 9/1/28 .............................    2,019,253           1,903,277
  6.50%, 10/1/28 ............................    1,869,119           1,761,766
  8.00%, 11/1/28 ............................    1,709,394           1,709,394
  6.00%, 1/1/29 .............................    4,010,428           3,671,631
  8.00%, 1/1/29 .............................    2,831,181           2,855,096
  6.00%, 3/1/29 .............................    5,226,474           4,784,947
  7.50%, 4/1/29 .............................    7,425,816           7,348,038
  8.00%, 5/1/29 .............................    1,678,123           1,692,298
  6.50%, 6/1/29 .............................    6,897,625           6,501,460
  7.00%, 6/1/29 .............................    6,634,887           6,416,918
  6.50%, 8/1/29 .............................    4,984,190           4,697,923
  7.50%, 12/1/29 ............................    6,820,114           6,801,290
Government National Mortgage
  Association
  7.00%, 12/15/25 ...........................    8,497,339           8,211,437
  7.00%, 7/15/27 ............................    1,631,725           1,576,824
  7.00%, 2/15/28 ............................    5,744,240           5,550,969
  6.50%, 3/15/28 ............................    1,443,339           1,355,837
  6.50%, 5/15/28 ............................      176,079             165,404
  6.50%, 7/15/28 ............................    1,134,735           1,065,942
  6.50%, 3/15/29 ............................    7,109,401           6,678,394
                                                                  ------------
                                                                    99,510,517
                                                                  ------------
UTILITY--ELECTRIC (0.7%)
Texas Utilities
  6.375%, 1/1/08 ............................    3,600,000           3,283,106
                                                                  ------------
  TOTAL CREDIT SENSITIVE ....................                      197,617,187
                                                                  ------------
ENERGY (0.9%)
RAILROADS (0.9%)
Union Pacific Corp.
  6.625%, 2/1/29 ............................    4,845,000           4,092,256
                                                                  ------------
TOTAL LONG-TERM DEBT SECURITIES (48.3%)
 (Cost $239,141,526).........................                      229,796,246
                                                                  ------------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSITS (10.2%)
Chase Nassau 3.48%, 1/3/00 ..................   48,381,805          48,381,805
                                                                  ------------
U.S. GOVERNMENT AGENCIES (7.3%)
Federal Home Loan Bank
  (Discount Note), 1/26/00 ..................   25,000,000          24,909,722
Federal Home Loan Mortgage Corp.
  (Discount Note), 2/24/00 ..................   10,000,000           9,913,750
                                                                  ------------
                                                                    34,823,472
                                                                  ------------
TOTAL SHORT-TERM DEBT SECURITIES (17.5%)
  (Amortized Cost $83,205,277)...............                       83,205,277
                                                                  ------------
TOTAL INVESTMENTS (99.3%)
  (Cost/Amortized Cost
  $431,625,277)..............................                      472,538,903
OTHER ASSETS
  LESS LIABILITIES (0.7%) ...................                        3,504,529
                                                                  ------------
NET ASSETS (100%) ...........................                     $476,043,432
                                                                  ============

EQ ADVISORS TRUST
ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999

--------------------------------------------------------------------------------
DISTRIBUTION OF INVESTMENTS BY GLOBAL REGION (Unaudited)


As a Percentage of Total Investments

----------------------------------------------
Australia ........................       0.5%
Canada ...........................       0.2
France ...........................       1.4
Germany ..........................       0.4
Japan ............................       2.3
Latin America ....................       0.1
Netherlands ......................       0.8
Scandinavia ......................       0.7
Southeast Asia ...................       1.4
Spain ............................       0.4
Switzerland ......................       0.1
United Kingdom ...................       1.6
United States** ..................      89.9
Other European Countries .........       0.2
                                       -----
                                       100.0%
                                       =====
--------------------------------------------------------------------------------

----------
*     Non-income producing.
**    Includes Short-Term Debt Securities of 17.6%.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may only be resold to qualified institutional buyers. At December 31, 1999, these securities amounted to $11,688,482 or 2.46% of net assets.

      Glossary:
      ADR--American Depositary Receipt
      GDR--Global Depositary Receipt

--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 1999 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $197,661,206
U.S. Government securities .............................     184,161,972

NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     247,753,692
U.S. Government securities .............................     170,421,055


As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........    $  54,811,105
Aggregate gross unrealized depreciation .........      (14,372,408)
                                                     -------------
Net unrealized appreciation .....................    $  40,438,697
                                                     =============
Federal income tax cost of investments ..........    $ 432,100,206
                                                     =============


At December 31, 1999, the Portfolio had loaned securities with a total value of $56,585,992, which was secured by collateral valued at $57,562,696 of which $30,214,473 was in the form of U.S. Government securities.





                       See Notes to Financial Statements.

EQ ADVISORS TRUST
ALLIANCE EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999


--------------------------------------------------------------------------------
                                              NUMBER                 VALUE
                                             OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
BASIC MATERIALS (3.0%)
CHEMICALS (1.1%)
Air Products & Chemicals, Inc. ......         44,800         $    1,503,600
Dow Chemical Co. ....................         46,000              6,146,750
Du Pont (E.I.) de Nemours & Co. .....        210,384             13,859,046
Hercules, Inc. ......................         44,700              1,246,012
Monsanto Co. ........................        131,000              4,666,875
Sigma-Aldrich Corp. .................         37,500              1,127,344
Union Carbide Corp. Holding Co. .....         28,300              1,889,025
                                                             --------------
                                                                 30,438,652
                                                             --------------
CHEMICALS--SPECIALTY (0.3%)
Engelhard Corp. .....................         61,600              1,162,700
PPG Industries, Inc. ................         36,300              2,271,019
Praxair, Inc. .......................         31,800              1,599,937
Rohm & Haas Co. .....................         42,878              1,744,599
                                                             --------------
                                                                  6,778,255
                                                             --------------
METALS & MINING (0.9%)
Alcan Aluminum Ltd. .................         45,500              1,870,640
Alcoa, Inc. .........................         81,000              6,723,000
Barrick Gold Corp. ..................         98,500              1,742,219
Minnesota Mining &
  Manufacturing Co. .................         85,700              8,387,887
Newmont Mining Corp. ................         53,107              1,301,122
Phelps Dodge Corp. ..................         22,800              1,530,450
Placer Dome, Inc. ...................         83,800                900,850
Reynolds Metals Co. .................         18,900              1,448,212
                                                             --------------
                                                                 23,904,380
                                                             --------------
PAPER (0.6%)
Champion International Corp. ........         20,600              1,275,912
Fort James Corp. ....................         47,600              1,303,050
Georgia-Pacific Corp. ...............         36,000              1,827,000
International Paper Co. .............         89,054              5,025,985
Mead Corp. ..........................         34,500              1,498,594
Temple-Inland, Inc. .................         20,100              1,325,344
Westvaco Corp. ......................         44,800              1,461,600
Willamette Industries, Inc. .........         30,100              1,397,769
                                                             --------------
                                                                 15,115,254
                                                             --------------
STEEL (0.1%)
Allegheny Technologies, Inc.* .......         38,500                863,844
Nucor Corp. .........................         29,000              1,589,562
                                                             --------------
                                                                  2,453,406
                                                             --------------
  TOTAL BASIC MATERIALS .............                            78,689,947
                                                             --------------
BUSINESS SERVICES (4.4%)
ENVIRONMENTAL CONTROL (0.2%)
Ecolab, Inc. ........................         33,400              1,306,775
Pall Corp. ..........................         50,900              1,097,531
Waste Management, Inc. ..............        126,984              2,182,538
                                                             --------------
                                                                  4,586,844
                                                             --------------
PRINTING, PUBLISHING,
  BROADCASTING (3.3%)
CBS Corp.* ..........................        148,700              9,507,506
Clear Channel Communications,
  Inc.* .............................         72,700              6,488,475
Comcast Corp., Class A ..............        161,400              8,110,350
Donnelley (R.R.) & Sons Co. .........         40,100                994,981
Dow Jones & Co., Inc. ...............         22,800              1,550,400
Gannett Co., Inc. ...................         59,100              4,820,344
Interpublic Group, Inc. .............         59,200              3,415,100


--------------------------------------------------------------------------------
                                              NUMBER                 VALUE
                                             OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Knight Ridder, Inc. .................           22,100       $    1,314,950
McGraw Hill Cos., Inc. ..............           39,100            2,409,538
MediaOne Group, Inc.* ...............          128,100            9,839,681
New York Times Co., Class A .........           35,100            1,724,288
Omnicom Group, Inc. .................           37,300            3,730,000
Time Warner, Inc. ...................          277,000           20,065,187
Times Mirror Co., Class A ...........           20,100            1,346,700
Tribune Co. .........................           50,200            2,764,138
Viacom, Inc., Class B* ..............          150,000            9,065,625
                                                             --------------
                                                                 87,147,263
                                                             --------------
PROFESSIONAL SERVICES (0.8%)
Automatic Data Processing, Inc. .....          133,100            7,170,787
Cendant Corp.* ......................          151,850            4,033,515
Computer Sciences Corp.* ............           33,400            3,160,475
First Data Corp. ....................           90,300            4,452,919
Pitney Bowes, Inc. ..................           56,800            2,744,150
                                                             --------------
                                                                 21,561,846
                                                             --------------
TRUCKING, SHIPPING (0.1%)
FDX Corp.* ..........................           67,100            2,746,906
                                                             --------------
  TOTAL BUSINESS SERVICES ...........                           116,042,859
                                                             --------------
CAPITAL GOODS (7.1%)
AEROSPACE (1.3%)
Boeing Co. ..........................          207,074            8,606,513
General Dynamics Corp. ..............           42,600            2,247,150
Honeywell International, Inc.* ......          166,862            9,625,852
Lockheed Martin Corp. ...............           81,708            1,787,363
Northrop Grumman Corp. ..............           18,900            1,021,781
Raytheon Co. ........................           70,500            1,872,656
Textron, Inc. .......................           31,400            2,407,987
United Technologies Corp. ...........          102,500            6,662,500
                                                             --------------
                                                                 34,231,802
                                                             --------------
BUILDING & CONSTRUCTION (0.2%)
Fluor Corp. .........................           32,100            1,472,588
Masco Corp. .........................           95,600            2,425,850
Parker-Hannifin Corp. ...............           26,150            1,341,822
Vulcan Materials Co. ................           27,900            1,114,256
                                                             --------------
                                                                  6,354,516
                                                             --------------
BUILDING MATERIALS & FOREST
  PRODUCTS (0.4%)
Lowe's Cos., Inc. ...................           81,700            4,881,575
Sherwin-Williams Co. ................           44,100              926,100
The Stanley Works ...................           46,700            1,406,838
Weyerhaeuser Co. ....................           42,500            3,052,031
                                                             --------------
                                                                 10,266,544
                                                             --------------
ELECTRICAL EQUIPMENT (4.5%)
Cooper Industries, Inc. .............           23,800              962,412
Eaton Corp. .........................           15,400            1,118,425
Emerson Electric Co. ................           92,400            5,301,450
General Electric Co. ................          698,600          108,108,350
Rockwell International Corp. ........           41,600            1,991,600
Thomas & Betts Corp. ................           26,800              854,250
                                                             --------------
                                                                118,336,487
                                                             --------------
MACHINERY (0.7%)
Black & Decker Corp. ................           25,300            1,321,925
Caterpillar, Inc. ...................           76,100            3,581,456
Cummins Engine, Inc. ................           21,500            1,038,719
Deere & Co. .........................           47,000            2,038,625
Dover Corp. .........................           44,000            1,996,500
Illinois Tool Works, Inc. ...........           65,500            4,425,344

EQ ADVISORS TRUST
ALLIANCE EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                            NUMBER                 VALUE
                                           OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Ingersoll Rand Co. ................           35,050       $   1,929,940
Thermo Electron Corp.* ............           84,100           1,261,500
W.W. Grainger, Inc. ...............           23,500           1,123,594
                                                           -------------
                                                              18,717,603
                                                           -------------
  TOTAL CAPITAL GOODS .............                          187,906,952
                                                           -------------
CONSUMER CYCLICALS (9.0%)
AIRLINES (0.2%)
AMR Corp.* ........................           34,600           2,318,200
Delta Air Lines, Inc. .............           31,700           1,579,056
Southwest Airlines Co. ............         113,487            1,837,071
                                                           -------------
                                                               5,734,327
                                                           -------------
APPAREL & TEXTILES (0.2%)
Nike, Inc., Class B ...............          65,700            3,256,256
V.F. Corp. ........................          41,200            1,236,000
                                                           -------------
                                                               4,492,256
                                                           -------------
AUTO RELATED (0.3%)
AutoZone, Inc.* ...................          42,100            1,360,356
Dana Corp. ........................          32,423              970,664
Delphi Automotive Systems
  Corp. ...........................         118,256            1,862,532
Genuine Parts Co. .................          43,700            1,084,306
Goodyear Tire & Rubber Co. ........          34,200              964,013
Johnson Controls, Inc. ............          18,100            1,029,437
TRW, Inc. .........................          26,300            1,365,956
                                                           -------------
                                                               8,637,264
                                                           -------------
AUTOS & TRUCKS (0.9%)
Ford Motor Co. ....................         257,900           13,781,531
General Motors Corp. ..............         137,300            9,979,994
PACCAR, Inc. ......................          19,800              877,388
                                                           -------------
                                                              24,638,913
                                                           -------------
FOOD SERVICES, LODGING (0.2%)
Hilton Hotels Corp. ...............         116,300            1,119,388
Marriot International, Inc. .......          50,750            1,601,797
Tricon Global Restaurants, Inc.*             30,220            1,167,247
                                                           -------------
                                                               3,888,432
                                                           -------------
HOUSEHOLD FURNITURE,
  APPLIANCES (0.3%)
Best Buy Co., Inc.* ...............          43,500            2,183,156
Circuit City Stores-Circuit City
  Group ...........................          42,200            1,901,638
Fortune Brands, Inc. ..............          34,200            1,130,738
Leggett & Platt, Inc. .............          37,500              803,906
Newell Rubbermaid, Inc. ...........          59,220            1,717,380
Whirlpool Corp. ...................          16,100            1,047,506
                                                           -------------
                                                               8,784,324
                                                           -------------
LEISURE RELATED (0.8%)
Carnival Corp., Class A ...........         128,400            6,139,125
Harrah's Entertainment, Inc.* .....          39,200            1,036,350
Hasbro, Inc. ......................          55,300            1,054,156
Mirage Resorts, Inc.* .............          76,300            1,168,344
Walt Disney Co. ...................         420,800           12,308,400
                                                           -------------
                                                              21,706,375
                                                           -------------
PHOTO & OPTICAL (0.2%)
Eastman Kodak Co. .................          68,900            4,564,625
                                                           -------------
RETAIL--GENERAL (5.9%)
Bed Bath & Beyond, Inc.* ..........          33,300            1,157,175
Costco Wholesale Corp.* ...........          47,300            4,316,125
CVS Corp. .........................          83,900            3,350,756



--------------------------------------------------------------------------------
                                            NUMBER                 VALUE
                                           OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Dayton Hudson Corp. ...............           94,700       $   6,954,531
Dollar General Corp. ..............           48,062           1,093,411
Federated Department Stores,
  Inc.* ...........................           43,800           2,214,637
GAP, Inc. .........................          183,600           8,445,600
Harcourt General, Inc. ............           23,000             925,750
Home Depot, Inc. ..................          476,250          32,652,891
K-Mart Corp.* .....................          103,800           1,044,488
Kohl's Corp.* .....................           34,100           2,461,594
Limited, Inc. .....................           44,700           1,936,069
Mattel, Inc. ......................           83,800           1,099,875
May Department Stores Co. .........           70,300           2,267,175
Nordstrom, Inc. ...................           41,900           1,097,256
Office Depot, Inc.* ...............          114,500           1,252,344
Penny (J.C.), Inc. ................           55,300           1,102,544
Rite Aid Corp. ....................           86,700             969,956
Sears Roebuck & Co. ...............           79,900           2,431,956
Staples, Inc.* ....................           95,050           1,972,288
Tandy Corp. .......................           41,000           2,016,687
TJX Cos., Inc. ....................           68,000           1,389,750
Toys-R-Us, Inc.* ..................           71,600           1,024,775
Wal-Mart Stores, Inc. .............          951,700          65,786,262
Walgreen Co. ......................          214,800           6,282,900
                                                           -------------
                                                             155,246,795
                                                           -------------
  TOTAL CONSUMER CYCLICALS ........                          237,693,311
                                                           -------------
CONSUMER NON-CYCLICALS (16.3%)
BEVERAGES (2.1%)
Anheuser-Busch Cos., Inc. .........          101,900           7,222,162
Brown-Forman Corp., Class B .......           17,700           1,013,325
Coca-Cola Co. .....................          529,600          30,849,200
Coca-Cola Enterprises, Inc. .......           88,900           1,789,113
PepsiCo, Inc. .....................          312,800          11,026,200
Seagram Ltd. ......................           90,900           4,084,819
                                                           -------------
                                                              55,984,819
                                                           -------------
CONTAINERS (0.1%)
Owens-Illinois, Inc.* .............           63,900           1,601,494
Pactiv Corp.* .....................           72,800             773,500
Sealed Air Corp.* .................           23,110           1,197,387
                                                           -------------
                                                               3,572,381
                                                           -------------
DRUGS (6.7%)
Abbott Laboratories ...............          326,600          11,859,662
Allergan, Inc. ....................           26,800           1,333,300
Alza Corp.* .......................           27,700             959,113
American Home Products Corp. ......          280,500          11,062,219
Amgen, Inc.* ......................          219,000          13,153,687
Bristol-Myers Squibb Co. ..........          426,300          27,363,131
Lilly (Eli) & Co. .................          234,600          15,600,900
Merck & Co., Inc. .................          503,500          33,765,969
Pfizer, Inc. ......................          828,100          26,861,494
Pharmacia & Upjohn, Inc. ..........          107,290           4,828,050
Schering-Plough Corp. .............          315,200          13,297,500
Warner-Lambert Co. ................          182,700          14,969,981
Watson Pharmaceutical, Inc.* ......           42,400           1,518,450
                                                           -------------
                                                             176,573,456
                                                           -------------
FOODS (1.1%)
Archer Daniels Midland Co. ........          130,798           1,594,101
Bestfoods .........................           58,500           3,074,906
Campbell Soup Co. .................           93,100           3,601,806
ConAgra, Inc. .....................          102,300           2,308,144
General Mills, Inc. ...............           64,000           2,288,000
H.J. Heinz Co. ....................           76,150           3,031,722
Hershey Foods Corp. ...............           28,700           1,363,250

EQ ADVISORS TRUST
ALLIANCE EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                             NUMBER                 VALUE
                                            OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Kellogg Co. ........................          85,800        $  2,643,713
Nabisco Group Holdings .............          67,600             718,250
Quaker Oats Co. ....................          28,200           1,850,625
Sara Lee Corp. .....................         191,300           4,220,556
Wrigley (Wm.) Jr. Co. ..............          24,300           2,015,381
                                                            ------------
                                                              28,710,454
                                                            ------------
HOSPITAL SUPPLIES & SERVICES (1.4%)
Baxter International, Inc. .........          61,100           3,837,844
Becton, Dickinson and Co. ..........          51,000           1,364,250
Biomet, Inc. .......................          46,600           1,864,000
Boston Scientific Corp.* ...........          88,800           1,942,500
Cardinal Health, Inc. ..............          57,100           2,733,662
Columbia/HCA Healthcare Corp.                119,100           3,491,119
Guidant Corp.* .....................          64,000           3,008,000
Healthsouth Corp.* .................         202,000           1,085,750
IMS Health, Inc. ...................          65,000           1,767,187
McKesson HBOC, Inc. ................          58,100           1,310,881
Medtronic, Inc. ....................         251,900           9,178,606
PE Corp--PE Biosystems Group                  20,800           2,502,500
Quintiles Transnational Corp.* .....          23,300             435,419
Tenet Healthcare Corp.* ............          66,700           1,567,450
Wellpoint Health Networks, Inc.*              22,600           1,490,188
                                                            ------------
                                                              37,579,356
                                                            ------------
RETAIL--FOOD (1.0%)
Albertson's, Inc. ..................          89,980           2,901,855
Kroger Co.* ........................         178,100           3,361,637
McDonald's Corp. ...................         299,400          12,069,562
Safeway, Inc.* .....................         109,300           3,886,981
SUPERVALU, Inc. ....................          54,900           1,098,000
SYSCO Corp. ........................          71,000           2,808,938
Winn-Dixie Stores, Inc. ............          36,900             883,294
                                                            ------------
                                                              27,010,267
                                                            ------------
SOAPS & TOILETRIES (3.4%)
Avon Products, Inc. ................          51,600           1,702,800
Clorox Co. .........................          49,600           2,498,600
Colgate Palmolive Co. ..............         122,600           7,969,000
Gillette Co. .......................         232,700           9,584,331
International Flavors &
  Fragrances, Inc. .................          31,800           1,200,450
Johnson & Johnson ..................         288,600          26,875,875
Kimberly Clark Corp. ...............         114,744           7,487,046
Procter & Gamble Co. ...............         284,600          31,181,488
                                                            ------------
                                                              88,499,590
                                                            ------------
TOBACCO (0.5%)
Philip Morris Cos., Inc. ...........         520,900          12,078,369
UST, Inc. ..........................          39,200             987,350
                                                            ------------
                                                              13,065,719
                                                            ------------
  TOTAL CONSUMER NON-CYCLICALS                               430,996,042
                                                            ------------
CREDIT SENSITIVE (22.0%)
BANKS (4.8%)
Amsouth Bancorp. ...................          84,400           1,629,975
Bank of America Corp. ..............         368,689          18,503,579
Bank of New York Co., Inc. .........         159,100           6,364,000
Bank One Corp. .....................         249,537           8,000,780
BB&T Corp. .........................          65,700           1,798,538
Chase Manhattan Corp. ..............         178,580          13,873,434
Comerica, Inc. .....................          32,600           1,522,013
Fifth Third Bancorp ................          58,150           4,266,756
First Union Corp. ..................         204,556           6,711,994
Firstar Corp. ......................         210,203           4,440,538


--------------------------------------------------------------------------------
                                             NUMBER                 VALUE
                                            OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
FleetBoston Financial Corp. ........         197,616        $  6,879,507
Golden West Financial Corp. ........          34,200           1,145,700
Huntington Bancshares ..............          48,805           1,165,219
KeyCorp ............................          93,100           2,059,837
National City Corp. ................         133,600           3,164,650
Northern Trust Corp. ...............          46,600           2,469,800
Old Kent Financial Corp. ...........          23,300             824,238
PNC Bank Corp. .....................          63,500           2,825,750
Regions Financial Corp. ............          46,800           1,175,850
Republic New York Corp. ............          21,900           1,576,800
SouthTrust Corp. ...................          35,000           1,323,438
State Street Corp. .................          34,000           2,484,125
Summit Bancorp .....................          38,000           1,163,750
SunTrust Banks, Inc. ...............          69,000           4,748,062
Synovus Financial Corp. ............          59,150           1,175,606
U.S. Bancorp .......................         156,878           3,735,657
Union Planters Corp. ...............          30,100           1,187,069
Wachovia Corp. .....................          42,900           2,917,200
Washington Mutual, Inc. ............         125,642           3,266,692
Wells Fargo Co. ....................         353,600          14,298,700
                                                            ------------
                                                             126,699,257
                                                            ------------
FINANCIAL SERVICES (4.9%)
American Express Co. ...............          96,700          16,076,375
Associates First Capital Corp.
  Class A ..........................         156,800           4,302,200
Bear Stearns Co., Inc. .............          28,610           1,223,078
Capital One Financial Corp. ........          41,300           1,990,144
Charles Schwab Corp. ...............         176,050           6,755,919
Citigroup, Inc. ....................         727,260          40,408,384
Dun & Bradstreet Corp. .............          39,500           1,165,250
Equifax, Inc. ......................          44,800           1,055,600
Franklin Resources, Inc. ...........          52,700           1,689,694
H&R Block, Inc. ....................          24,000           1,050,000
Household International, Inc. ......         101,246           3,771,413
J.P. Morgan & Co., Inc. ............          37,100           4,697,787
Lehman Brothers Holdings, Inc. .....          24,800           2,100,250
MBIA, Inc. .........................          24,200           1,278,063
MBNA Corp. .........................         172,630           4,704,167
Mellon Financial Corp. .............         110,100           3,750,281
Merrill Lynch & Co. ................          79,600           6,646,600
Morgan Stanley Dean Witter &
  Co. ..............................         122,905          17,544,689
Paine Webber Group, Inc. ...........          29,900           1,160,494
Paychex, Inc. ......................          52,900           2,116,000
Providian Financial Corp. ..........          30,100           2,740,981
SLM Holding Corp. ..................          34,400           1,453,400
T. Rowe Price Associates, Inc. .....          23,100             853,256
                                                            ------------
                                                             128,534,025
                                                            ------------
INSURANCE (3.0%)
Aetna, Inc. ........................          29,443           1,643,287
AFLAC, Inc. ........................          57,300           2,703,844
Allstate Corp. .....................         170,476           4,091,424
American General Corp. .............          53,000           4,021,375
American International Group,
  Inc. .............................         333,923          36,105,424
Aon Corp. ..........................          54,125           2,165,000
Chubb Corp. ........................          37,200           2,094,825
CIGNA Corp. ........................          42,200           3,399,737
Cincinnati Financial Corp. .........          34,900           1,088,444
Conseco, Inc. ......................          68,346           1,221,685
Hartford Financial Services
  Group, Inc. ......................          47,700           2,259,787
Jefferson-Pilot Corp. ..............          22,350           1,525,388

EQ ADVISORS TRUST
ALLIANCE EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999

--------------------------------------------------------------------------------
                                             NUMBER                 VALUE
                                            OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Lincoln National Corp. .............          42,900        $  1,716,000
Loews Corp. ........................          23,400           1,420,088
Marsh & McLennan Cos., Inc. ........          57,000           5,454,187
MGIC Investment Corp. ..............          23,500           1,414,406
Progressive Corp. ..................          15,200           1,111,500
Safeco Corp. .......................          41,500           1,032,313
St. Paul Cos. ......................          48,864           1,646,106
United Healthcare Corp. ............          38,100           2,024,063
UnumProvident Corp. ................          51,548           1,652,758
                                                            ------------
                                                              79,791,641
                                                            ------------
MORTGAGE RELATED (0.8%)
Fannie Mae .........................         220,700          13,779,956
Freddie Mac ........................         149,700           7,045,256
                                                            ------------
                                                              20,825,212
                                                            ------------
UTILITY--ELECTRIC (1.6%)
AES Corp.* .........................          40,200           3,004,950
Ameren Corp. .......................          29,800             975,950
American Electric Power Co. ........          40,600           1,304,275
Carolina Power & Light .............          31,900             970,956
Central & South West Corp. .........          51,400           1,028,000
CINergy Corp. ......................          36,813             888,114
CMS Energy Corp. ...................          29,100             907,556
Consolidated Edison, Inc. ..........          46,900           1,618,050
Constellation Energy Group .........          42,200           1,223,800
Dominion Resources, Inc. ...........          38,300           1,503,275
DTE Energy Co. .....................          34,700           1,088,713
Duke Energy Corp. ..................          76,730           3,846,091
Edison International ...............          69,100           1,809,556
Entergy Corp. ......................          52,000           1,339,000
FirstEnergy Corp. ..................          46,400           1,052,700
Florida Progress Corp. .............          28,900           1,222,831
FPL Group, Inc. ....................          36,400           1,558,375
GPU, Inc. ..........................          35,200           1,053,800
New Century Energies, Inc. .........          35,600           1,081,350
Northern States Power Co. ..........          50,100             976,950
Peco Energy Co. ....................          45,100           1,567,225
PG&E Corp. .........................          80,800           1,656,400
Pinnacle West Capital Corp. ........          31,200             953,550
PP&L Resources, Inc. ...............          40,900             935,588
Public Service Enterprise Group,
  Inc. .............................          43,700           1,521,306
Reliant Energy, Inc. ...............          62,400           1,427,400
Southern Co. .......................         146,900           3,452,150
Texas Utilities Co. ................          56,800           2,019,950
Unicom Corp. .......................          45,800           1,534,300
                                                            ------------
                                                              43,522,161
                                                            ------------
UTILITY--GAS (0.1%)
Consolidated Natural Gas Co. .......          20,800           1,350,700
Sempra Energy ......................          57,300             995,587
                                                            ------------
                                                               2,346,287
                                                            ------------
UTILITY--TELEPHONE (6.8%)
AT&T Corp. .........................         685,406          34,784,354
Bell Atlantic Corp. ................         332,992          20,499,820
BellSouth Corp. ....................         404,300          18,926,294
CenturyTel, Inc. ...................          29,100           1,378,613
GTE Corp. ..........................         210,100          14,825,181
MCI WorldCom, Inc.* ................         601,950          31,940,972
SBC Communications, Inc. ...........         731,811          35,675,806
Sprint Corp. (FON Group) ...........         186,000          12,520,125
U.S. WEST, Inc. ....................         106,033           7,634,376
                                                            ------------
                                                             178,185,541
                                                            ------------
  TOTAL CREDIT SENSITIVE ...........                         579,904,124
                                                            ------------


--------------------------------------------------------------------------------
                                             NUMBER                 VALUE
                                            OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
DIVERSIFIED (1.0%)
MISCELLANEOUS (1.0%)
Avery Dennison Corp. ...............            22,900      $  1,668,838
Danaher Corp. ......................            33,200         1,601,900
Ralston-Purina Group ...............            69,000         1,923,375
Tyco International Ltd. ............           358,300        13,928,912
Unilever NV ........................           122,510         6,669,138
                                                            ------------
  TOTAL DIVERSIFIED ................                          25,792,163
                                                            ------------
ENERGY (6.3%)
COAL & GAS PIPELINES (0.5%)
Columbia Energy Group ..............            18,700         1,182,775
El Paso Energy Corp. ...............            49,100         1,905,694
Enron Corp. ........................           149,000         6,611,875
Williams Cos., Inc. ................            91,100         2,784,243
                                                            ------------
                                                              12,484,587
                                                            ------------
OIL--DOMESTIC (3.2%)
Atlantic Richfield Co. .............            70,800         6,124,200
Burlington Resources, Inc. .........            36,930         1,220,998
Chevron Corp. ......................           141,000        12,214,125
Coastal Corp. ......................            44,900         1,591,144
Exxon Mobil Corp.* .................           741,209        59,713,644
Occidental Petroleum Corp. .........            67,200         1,453,200
Tosco Corp. ........................            50,200         1,364,813
                                                            ------------
                                                              83,682,124
                                                            ------------
OIL--INTERNATIONAL (1.7%)
Amerada Hess Corp. .................            19,100         1,083,925
Ashland, Inc. ......................            35,000         1,152,812
Conoco, Inc., Class B ..............           130,384         3,243,302
Kerr-McGee Corp. ...................            21,700         1,345,400
Phillips Petroleum Co. .............            51,400         2,415,800
Royal Dutch Petroleum Co.--
  New York Shares ..................           460,900        27,855,644
Texaco, Inc. .......................           118,800         6,452,325
USX-Marathon Group, Inc. ...........            65,600         1,619,500
                                                            ------------
                                                              45,168,708
                                                            ------------
OIL--SUPPLIES & CONSTRUCTION (0.6%)
Anadarko Petroleum Corp. ...........            42,700         1,457,138
Apache Corp. .......................            32,800         1,211,550
Baker Hughes, Inc. .................            68,100         1,434,356
Halliburton Co. ....................            96,300         3,876,075
Schlumberger Ltd. ..................           114,900         6,463,125
Transocean Sedco Forex, Inc. .......            21,120           711,480
Unocal Corp. .......................            47,800         1,604,287
                                                            ------------
                                                              16,758,011
                                                            ------------
RAILROADS (0.3%)
Burlington Northern Santa Fe
  Corp. ............................            95,953         2,326,860
CSX Corp. ..........................            45,500         1,427,563
Kansas City Southern Industries,
  Inc. .............................            25,700         1,917,863
Norfolk Southern Corp. .............            77,600         1,590,800
Union Pacific Corp. ................            51,900         2,264,137
                                                            ------------
                                                               9,527,223
                                                            ------------
  TOTAL ENERGY .....................                         167,620,653
                                                            ------------

zzzzzzzzzzzzzzzzzzz

EQ ADVISORS TRUST
ALLIANCE EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                              NUMBER                 VALUE
                                            OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
TECHNOLOGY (30.0%)
COMPUTER HARDWARE (5.0%)
Adaptec, Inc.* .....................          28,600         $    1,426,425
Cisco Systems, Inc.* ...............         698,500             74,826,812
Gateway, Inc.* .....................          66,000              4,756,125
Hewlett Packard Co. ................         215,400             24,542,138
Silicon Graphics, Inc.* ............         108,900              1,068,581
Sun Microsystems, Inc.* ............         331,400             25,662,788
                                                             --------------
                                                                132,282,869
                                                             --------------
COMPUTER SOFTWARE (8.4%)
Adobe Systems, Inc. ................          28,000              1,883,000
America Online, Inc.* ..............         476,600             35,953,513
BMC Software, Inc.* ................          51,200              4,092,800
Citrix Systems, Inc.* ..............          13,600              1,672,800
Computer Associates
  International, Inc. ..............         115,625              8,086,524
Compuware Corp.* ...................          75,200              2,801,200
Microsoft Corp.* ...................       1,086,700            126,872,225
Molex, Inc. ........................          30,000              1,700,625
Novell, Inc.* ......................          71,200              2,834,650
Oracle Corp.* ......................         308,230             34,541,024
Peoplesoft, Inc. ...................          80,500              1,715,656
                                                             --------------
                                                                222,154,017
                                                             --------------
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (6.7%)
ADC Telecommunications, Inc.*                 28,000              2,031,750
Alltel Corp. .......................          63,900              5,283,731
Comverse Technology, Inc.* .........          14,100              2,041,015
Corning, Inc. ......................          51,300              6,614,494
General Instrument Corp.* ..........          36,500              3,102,500
Global Crossing Ltd.* ..............         163,900              8,195,000
Lucent Technologies, Inc. ..........         655,851             49,065,853
Motorola, Inc. .....................         130,100             19,157,225
Nortel Networks Corp. ..............         284,440             28,728,440
QUALCOMM, Inc.* ....................         137,600             24,252,000
Tellabs, Inc.* .....................          81,600              5,237,700
Yahoo!, Inc.* ......................          55,000             23,797,813
                                                             --------------
                                                                177,507,521
                                                             --------------
ELECTRONICS (4.4%)
3Com Corp.* ........................          73,400              3,449,800
Analog Devices, Inc.* ..............          35,700              3,320,100
Applied Material, Inc.* ............          80,500             10,198,344
Intel Corp. ........................         703,300             57,890,381
ITT Industries, Inc. ...............          36,000              1,203,750
KLA-Tencor Corp.* ..................          20,800              2,316,600
LSI Logic Corp.* ...................          31,600              2,133,000
Micron Technology, Inc.* ...........          53,200              4,136,300
National Semiconductor Corp.* ......          36,000              1,541,250
Seagate Technology, Inc.* ..........          48,000              2,235,000
Solectron Corp.* ...................          57,800              5,498,225
Teradyne, Inc.* ....................          34,100              2,250,600
Texas Instruments, Inc. ............         168,400             16,313,750
Xilinx, Inc.* ......................          64,000              2,910,000
                                                             --------------
                                                                115,397,100
                                                             --------------


--------------------------------------------------------------------------------
                                              NUMBER                 VALUE
                                            OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
OFFICE EQUIPMENT (4.4%)
Apple Computer, Inc.* ..............          33,300         $    3,423,656
Compaq Computer Corp. ..............         359,598              9,731,621
Dell Computer Corp.* ...............         544,000             27,744,000
EMC Corp.* .........................         217,200             23,729,100
International Business Machines
  Corp. ............................         386,900             41,785,200
Lexmark International Group,
  Inc.* ............................          26,100              2,362,050
Network Appliance, Inc.* ...........          31,600              2,624,775
Parametric Technology Co.* .........          88,800              2,403,150
Xerox Corp. ........................         142,000              3,221,625
                                                             --------------
                                                                117,025,177
                                                             --------------
OFFICE EQUIPMENT SERVICES (0.4%)
Ceridian Corp.* ....................          63,300              1,364,906
Electronic Data Systems Corp. ......         104,500              6,994,969
Unisys Corp.* ......................          65,500              2,091,906
                                                             --------------
                                                                 10,451,781
                                                             --------------
WIRELESS TELECOMMUNICATION
  SERVICES (0.7%)
Nextel Communications, Inc.,
  Class A* .........................          70,900              7,311,562
Sprint Corp. (PCS Group)* ..........          93,000              9,532,500
                                                             --------------
                                                                 16,844,062
                                                             --------------
  TOTAL TECHNOLOGY .................                            791,662,527
                                                             --------------
TOTAL COMMON STOCKS (99.1%)
  (Cost $1,714,916,935) ............                          2,616,308,578
                                                             --------------
                                            PRINCIPAL
                                              AMOUNT
                                             -------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSITS (0.6%)
Chase Nassau
  3.48%, 1/3/00 ....................     $14,295,963             14,295,963
                                                             --------------
U.S. GOVERNMENT (0.1%)
U.S. Treasury Bill
  1/13/00^ .........................       3,700,000              3,694,798
                                                             --------------
U.S. GOVERNMENT AGENCIES (0.1%)
Federal Home Loan Mortgage
  Corp.
  (Discount Note), 2/24/00 .........       1,540,000              1,526,472
                                                             --------------
TOTAL SHORT-TERM DEBT
  SECURITIES (0.8%)
  (Amortized Cost $19,517,233) .....                             19,517,233
                                                             --------------
TOTAL INVESTMENTS (99.9%)
  (Cost/Amortized Cost
  $1,734,434,168) ..................                          2,635,825,811
OTHER ASSETS
  LESS LIABILITIES (0.1%) ..........                              3,644,036
                                                             --------------
NET ASSETS (100.0%) ................                         $2,639,469,847
                                                             ==============

---------------------
*   Non-income producing.

^ All, or a portion of security held by broker as collateral for financial futures contracts.

EQ ADVISORS TRUST
ALLIANCE EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999


--------------------------------------------------------------------------------
At December 31, 1999, the Portfolio had the following futures contracts open:
(Note 1)



                              NUMBER        EXPIRATION       ORIGINAL         VALUE AT        UNREALIZED
PURCHASES:                 OF CONTRACTS        DATE            VALUE          12/31/99       APPRECIATION
-----------------------   --------------   ------------   --------------   --------------   -------------
S&P 500 Index .........   52               March '00       $19,076,350      $18,854,075        $222,275
                                                                                               ========

Investment security transactions for the year ended December 31, 1999 were as follows:


COST OF PURCHASES:
 Stocks and long-term corporate debt securities .........   $671,245,377

NET PROCEEDS OF SALES AND REDEMPTIONS:
 Stocks and long-term corporate debt securities .........    101,208,604


As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........    $  985,496,321
Aggregate gross unrealized depreciation .........       (84,835,362)
                                                     --------------
Net unrealized appreciation .....................    $  900,660,959
                                                     ==============
Federal income tax cost of investments ..........    $1,735,164,852
                                                     ==============

At December 31, 1999, the Portfolio had loaned securities with a total value of $81,019,777 which was secured by collateral of $82,358,080.








                       See Notes to Financial Statements.

EQ ADVISORS TRUST
ALLIANCE GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999


--------------------------------------------------------------------------------
                                              NUMBER                 VALUE
                                             OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
BASIC MATERIALS (0.4%)
STEEL (0.4%)
Kawasaki Steel Corp. ................         4,890,000      $    8,753,497
                                                             --------------
BUSINESS SERVICES (10.2%)
PRINTING, PUBLISHING,
  BROADCASTING (9.4%)
AT&T Corp. - Liberty Media
  Group, Class A* ...................         1,129,088          64,075,744
British Sky Broadcasting plc ........         2,526,360          40,660,213
CBS Corp.* ..........................           445,200          28,464,975
MediaOne Group, Inc.* ...............           287,900          22,114,319
Nippon Television Network
  Corp. .............................             9,410          11,045,681
TVI Televisao Independente SA*                    1,175
United News & Media plc .............         1,603,210          20,429,819
                                                             --------------
                                                                186,790,751
                                                             --------------
PROFESSIONAL SERVICES (0.8%)
Securitas AB, Class B ...............           837,120          15,182,720
                                                             --------------
  TOTAL BUSINESS SERVICES ...........                           201,973,471
                                                             --------------
CAPITAL GOODS (4.8%)
AEROSPACE (1.4%)
British Aerospace plc ...............         1,360,000           9,005,750
Honeywell International, Inc.* ......           322,300          18,592,681
                                                             --------------
                                                                 27,598,431
                                                             --------------
BUILDING & CONSTRUCTION (0.7%)
CRH plc .............................           693,600          14,897,028
                                                             --------------
MACHINERY (2.7%)
Mannesmann AG .......................           218,800          53,038,680
                                                             --------------
  TOTAL CAPITAL GOODS ...............                            95,534,139
                                                             --------------
CONSUMER CYCLICALS (7.2%)
AIRLINES (0.7%)
British Airways plc .................         2,227,000          14,531,107
                                                             --------------
PHOTO & OPTICAL (1.2%)
Canon, Inc. .........................           574,000          22,796,048
                                                             --------------
RETAIL--GENERAL (5.3%)
Home Depot, Inc. ....................           794,850          54,496,903
Next plc ............................         3,033,700          29,104,235
Wal-Mart Stores, Inc. ...............           312,000          21,567,000
                                                             --------------
                                                                105,168,138
                                                             --------------
  TOTAL CONSUMER CYCLICALS ..........                           142,495,293
                                                             --------------
CONSUMER NON-CYCLICALS (12.0%)
DRUGS (8.5%)
Banyu Pharmaceutical Co., Ltd. ......           688,000          10,666,927
Bristol-Myers Squibb Co. ............           578,500          37,132,469
Sanofi-Synthelabo SA* ...............           374,000          15,590,247
Santen Pharmaceutical Co., Ltd. .....           150,000           2,472,366
Schering-Plough Corp. ...............           580,100          24,472,969
Takeda Chemical Industries Ltd.                 755,000          37,295,804
Warner-Lambert Co. ..................           415,600          34,053,225
Yamanouchi Pharmaceutical Co.,
  Ltd. ..............................           190,000           6,635,039
                                                             --------------
                                                                168,319,046
                                                             --------------
RETAIL--FOOD (1.3%)
Carrefour SA* .......................           144,100          26,604,999
                                                             --------------


--------------------------------------------------------------------------------
                                              NUMBER                 VALUE
                                             OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
SOAPS & TOILETRIES (1.5%)
Kao Corp. ...........................         1,074,000      $   30,624,181
                                                             --------------
TOBACCO (0.7%)
Japan Tobacco, Inc. .................               505           3,862,956
Tabacalera S.A., Class A ............           672,100           9,623,502
                                                             --------------
                                                                 13,486,458
                                                             --------------
  TOTAL CONSUMER NON-CYCLICALS                                  239,034,684
                                                             --------------
CREDIT SENSITIVE (23.2%)
BANKS (11.9%)
Bank of America Corp. ...............           347,100          17,420,081
Bank of Fukuoka .....................         2,460,000          17,060,941
Bank of Ireland .....................         2,222,000          17,700,359
Bank of Scotland ....................         3,428,057          39,808,337
Bank of Tokyo-Mitsubishi Ltd. .......         1,778,000          24,766,429
Banque Nationale de Paris ...........           395,900          36,567,217
Chase Manhattan Corp. ...............           286,476          22,255,604
Royal Bank of Scotland
  Group plc .........................           861,222          15,272,656
Standard Chartered plc ..............         1,678,308          26,049,066
Sumitomo Trust & Banking ............         3,004,000          20,275,457
                                                             --------------
                                                                237,176,147
                                                             --------------
FINANCIAL SERVICES (6.3%)
Associates First Capital Corp.
  Class A ...........................           438,000          12,017,625
Citigroup, Inc. .....................           820,348          45,580,586
CMIC Finance & Securities
  Public Co., Ltd.* .................           724,700
MBNA Corp. ..........................           837,150          22,812,337
Morgan Stanley Dean Witter &
  Co. ...............................           317,300          45,294,575
                                                             --------------
                                                                125,705,123
                                                             --------------
INSURANCE (1.9%)
American International Group,
  Inc. ..............................           349,058          37,741,896
                                                             --------------
MORTGAGE RELATED (1.3%)
DBS Group Holdings Ltd.* ............         1,561,878          25,601,483
                                                             --------------
REAL ESTATE (0.6%)
Cheung Kong Holdings Ltd. ...........           472,000           5,996,012
Mandamus Fastigheter AB .............               485               3,027
Sun Hung Kai Properties Ltd. ........           596,000           6,210,330
                                                             --------------
                                                                 12,209,369
                                                             --------------
UTILITY--TELEPHONE (1.2%)
Sprint Corp. (FON Group) ............           349,000          23,492,063
                                                             --------------
  TOTAL CREDIT SENSITIVE ............                           461,926,081
                                                             --------------
DIVERSIFIED (3.8%)
MISCELLANEOUS (3.8%)
ABB AG* .............................           132,400          16,201,634
Citic Pacific Ltd. ..................         2,650,000           9,971,377
Tyco International Ltd. .............         1,269,468          49,350,569
                                                             --------------
  TOTAL DIVERSIFIED .................                            75,523,580
                                                             --------------
ENERGY (1.4%)
OIL--INTERNATIONAL (1.4%)
Total Fina S.A., Class B ............           212,450          28,384,650
                                                             --------------

EQ ADVISORS TRUST
ALLIANCE GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


-------------------------------------------------------------------
                                          NUMBER           VALUE
                                        OF SHARES        (NOTE 1)
-------------------------------------------------------------------
TECHNOLOGY (35.9%)
COMPUTER HARDWARE (2.4%)
Cisco Systems, Inc.* ...............     447,850     $  47,975,931
                                                     -------------
COMPUTER SOFTWARE (6.9%)
America Online, Inc.* ..............     235,000        17,727,812
Microsoft Corp.* ...................     568,900        66,419,167
Softbank Corp. .....................      55,600        53,190,649
                                                     -------------
                                                       137,337,628
                                                     -------------
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (4.1%)
China Telecom (Hong Kong)
  Ltd. .............................   4,280,000        26,758,603
Hellenic Telecommunications
  Organization SA ..................       5,834           138,913
United Pan-Europe
  Communications N.V.* .............     432,800        55,424,515
                                                     -------------
                                                        82,322,031
                                                     -------------
ELECTRONICS (11.3%)
Altera Corp.* ......................     460,000        22,798,750
Intel Corp. ........................     464,900        38,267,081
Sanmina Corp.* .....................     224,700        22,441,913
Solectron Corp.* ...................     426,400        40,561,300
STMicroelectronics N.V. ............     224,700        34,620,820
TDK Corp. ..........................     157,000        21,669,471
Tokyo Electron Ltd. ................     327,000        44,781,375
                                                     -------------
                                                       225,140,710
                                                     -------------
OFFICE EQUIPMENT (3.3%)
Dell Computer Corp.* ...............   1,288,700        65,723,700
                                                     -------------
OFFICE EQUIPMENT SERVICES (2.0%)
Equant N.V.--New York
  Registered Shares* ...............     202,100        22,635,200
Equant N.V.* .......................     144,600        16,432,481
                                                     -------------
                                                        39,067,681
                                                     -------------
WIRELESS TELECOMMUNICATION
  SERVICES (5.9%)
Nokia OYJ* .........................     233,700        42,417,215
NTT Mobile Communications
  Network, Inc. ....................       1,015        39,019,368
Orange plc .........................     665,850        22,476,040
SK Telecom Co., Ltd. (ADR) .........     333,130        12,783,860
                                                     -------------
                                                       116,696,483
                                                     -------------
  TOTAL TECHNOLOGY .................                   714,264,164
                                                     -------------
TOTAL COMMON STOCKS (98.9%)
  (Cost $1,355,174,091) ............                 1,967,889,559
                                                     -------------
-------------------------------------------------------------------
                                         PRINCIPAL        VALUE
                                          AMOUNT         (NOTE 1)
-------------------------------------------------------------------
LONG-TERM DEBT SECURITIES:
CREDIT SENSITIVE (0.0%)
BANKS
Grupo Financiero Banorte, Zero
  Coupon 12/5/02 (Cost $20,240)          165,700     $      17,479
                                                    --------------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSITS (1.4%)
Chase Nassau
  3.48%, 1/03/00
  (Amortized Cost
  $29,227,057) ..................... $29,227,057        29,227,057
                                                    --------------
TOTAL INVESTMENTS (100.3%)
  (Cost/Amortized Cost
  $1,384,421,388) ..................                 1,997,134,095
OTHER ASSETS
  LESS LIABILITIES (-0.3%) .........                    (6,897,473)
                                                    --------------
NET ASSETS (100%) ..................                $1,990,236,622
                                                    ==============



------------------------------------------------------------
DISTRIBUTION OF INVESTMENTS BY GLOBAL REGION (Unaudited)
As a Percentage of Total Investments

France ...........................     5.4%
Germany ..........................     2.6
Japan ............................    17.8
Netherlands ......................     6.5
Scandinavia ......................     2.9
Southeast Asia ...................     4.3
Spain ............................     0.5
Switzerland ......................     0.8
United Kingdom ...................    14.1
United States** ..................    44.2
Other European Countries .........     0.9
                                     -----
                                     100.0%
                                     =====

---------------------
*    Non-income producing.

**   Includes Short-Term Debt Securities of 1.5%
     Glossary:
     ADR--American Depositary Receipt
     GDR--Global Depositary Receipt

EQ ADVISORS TRUST
ALLIANCE GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999


--------------------------------------------------------------------------------
At December 31, 1999, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

                                                LOCAL
                                              CONTRACT       COST ON          U.S.$          UNREALIZED
                                               AMOUNT      ORIGINATION       CURRENT       APPRECIATION/
                                               (000'S)         DATE           VALUE        (DEPRECIATION)
                                             ----------   -------------   -------------   ---------------
FOREIGN CURRENCY BUY CONTRACTS
British Pound, expiring 1/4/00 ...........      3,778      $6,114,838      $6,102,526     $(12,312)
European Union, expiring 1/31/00..........      7,435       7,570,858       7,514,834      (56,024)
Japanese Yen, expiring 1/4/00 ............    119,920       1,173,844       1,173,040         (804)
Japanese Yen, expiring 1/6/00 ............    101,419         993,285         993,100         (185)

FOREIGN CURRENCY SELL CONTRACTS
British Pound, expiring 1/4/00 ...........          2           2,682           2,696          (14)
Japanese Yen, expiring 1/5/00 ............      7,999          77,244          78,311       (1,067)
                                                                                          --------
                                                                                          $(70,406)
                                                                                          ========

Investment security transactions for the year ended December 31, 1999 were as follows:



COST OF PURCHASES:
 Stocks and long-term corporate debt securities .........   $1,477,909,273

NET PROCEEDS OF SALES AND REDEMPTIONS:
 Stocks and long-term corporate debt securities .........    1,427,323,077


As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:


Aggregate gross unrealized appreciation..........     $  653,269,237
Aggregate gross unrealized depreciation..........        (42,647,467)
                                                      --------------
Net unrealized appreciation .....................     $  610,621,770
                                                      ==============
Federal income tax cost of investments ..........     $1,386,512,325
                                                      ==============

At December 31, 1999, the Portfolio had loaned securities with a total value of $73,097,854, which was secured by collateral of $75,685,155.

For the period from January 1, 1999 to December 31, 1999, the Portfolio incurred approximately $4,044 as brokerage commissions with Donaldson, Lufkin & Jenrette Securities Corp., an affiliated broker/dealer.







                       See Notes to Financial Statements.

EQ ADVISORS TRUST
ALLIANCE GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999


--------------------------------------------------------------------------------
                                              NUMBER              VALUE
                                            OF SHARES            (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
BASIC MATERIALS (2.2%)
CHEMICALS (2.2%)
Dow Chemical Co. .....................        65,000          $    8,685,625
Eastman Chemical Co. .................       100,000               4,768,750
Lyondell Chemical Co. ................       890,000              11,347,500
Solutia Inc. .........................       500,000               7,718,750
                                                              --------------
  TOTAL BASIC MATERIALS ..............                            32,520,625
                                                              --------------
BUSINESS SERVICES (8.0%)
PRINTING, PUBLISHING,
  BROADCASTING (3.3%)
A.H. Belo Corp., Class A .............       396,700               7,562,094
AT&T Corp.-Liberty Media
  Group, Class A* ....................       104,988               5,958,069
Gannett Co., Inc. ....................       310,000              25,284,375
MediaOne Group, Inc.* ................       115,700               8,887,206
Times Mirror Company .................        15,400               1,908,638
                                                              --------------
                                                                  49,600,382
                                                              --------------
PROFESSIONAL SERVICES (4.7%)
Computer Sciences Corp.* .............       302,000              28,576,750
First Data Corp. .....................       797,000              39,302,062
Viad Corp. ...........................       130,000               3,623,750
                                                              --------------
                                                                  71,502,562
                                                              --------------
  TOTAL BUSINESS SERVICES ............                           121,102,944
                                                              --------------
CAPITAL GOODS (4.6%)
AEROSPACE (3.4%)
Honeywell International, Inc.* .......       180,000              10,383,750
United Technologies Corp. ............       619,400              40,261,000
                                                              --------------
                                                                  50,644,750
                                                              --------------
BUILDING & CONSTRUCTION (1.2%)
Masco Corp. ..........................       729,500              18,512,670
                                                              --------------
  TOTAL CAPITAL GOODS ................                            69,157,420
                                                              --------------
CONSUMER CYCLICALS (4.0%)
AIRLINES (1.3%)
Continental Airlines, Inc.,
  Class B* ...........................       269,000              11,936,875
Delta Air Lines, Inc. ................       158,400               7,890,300
                                                              --------------
                                                                  19,827,175
                                                              --------------
APPAREL & TEXTILES (0.4%)
Tommy Hilfiger Corp.* ................       270,100               6,296,706
                                                              --------------
LEISURE RELATED (1.2%)
Carnival Corp., Class A ..............       238,200              11,388,938
Royal Caribbean Cruises Ltd. .........       130,000               6,410,625
                                                              --------------
                                                                  17,799,563
                                                              --------------
RETAIL--GENERAL (1.1%)
Saks, Inc.* ..........................     1,068,300              16,625,419
                                                              --------------
  TOTAL CONSUMER CYCLICALS ...........                            60,548,863
                                                              --------------
CONSUMER NON-CYCLICALS (17.0%)
BEVERAGES (2.8%)
Coca-Cola Enterprises, Inc. ..........       380,000               7,647,500
Pepsi Bottling Group, Inc. ...........     2,090,000              34,615,625
                                                              --------------
                                                                  42,263,125
                                                              --------------
DRUGS (3.8%)
Abbott Laboratories ..................       427,000              15,505,438
Bristol-Myers Squibb Co. .............       304,000              19,513,000


--------------------------------------------------------------------------------
                                              NUMBER              VALUE
                                            OF SHARES            (NOTE 1)
--------------------------------------------------------------------------------
MedImmune, Inc.* .....................         31,415         $    5,210,963
Schering-Plough Corp. ................        385,000             16,242,187
                                                              --------------
                                                                  56,471,588
                                                              --------------
FOODS (1.4%)
General Mills, Inc. ..................        122,000              4,361,500
H.J. Heinz Co. .......................         99,000              3,941,438
Nabisco Group Holdings ...............        553,900              5,885,187
Tyson Foods, Inc., Class A ...........        408,000              6,630,000
                                                              --------------
                                                                  20,818,125
                                                              --------------
HOSPITAL SUPPLIES & SERVICES (4.0%)
Genzyme Surgical Products* ...........              2                     12
Health Management Associates,
  Inc., Class A* .....................      1,180,000             15,782,500
Quintiles Transnational Corp.* .......        280,000              5,232,500
Tenet Healthcare Corp.* ..............      1,651,000             38,798,500
                                                              --------------
                                                                  59,813,512
                                                              --------------
RETAIL--FOOD (2.7%)
Kroger Co.* ..........................      2,180,000             41,147,500
                                                              --------------
SOAPS & TOILETRIES (1.8%)
Avon Products, Inc. ..................        373,000             12,309,000
Colgate Palmolive Co. ................        227,000             14,755,000
                                                              --------------
                                                                  27,064,000
                                                              --------------
TOBACCO (0.5%)
Philip Morris Cos., Inc. .............        319,500              7,408,406
                                                              --------------
  TOTAL CONSUMER NON-CYCLICALS........                           254,986,256
                                                              --------------
CREDIT SENSITIVE (21.5%)
BANKS (4.7%)
Bank of America Corp. ................        702,000             35,231,625
Bank One Corp. .......................        343,000             10,997,437
Chase Manhattan Corp. ................        313,600             24,362,800
                                                              --------------
                                                                  70,591,862
                                                              --------------
FINANCIAL SERVICES (8.3%)
Associates First Capital Corp.
  Class A ............................      1,181,200             32,409,175
CIT Group, Inc., Class A .............        280,290              5,921,126
Citigroup, Inc. ......................        693,500             38,532,594
Household International, Inc. ........      1,159,100             43,176,475
MBNA Corp. ...........................        186,750              5,088,937
                                                              --------------
                                                                 125,128,307
                                                              --------------
INSURANCE (2.3%)
Ace Ltd. .............................        478,300              7,981,631
Hartford Financial Services
  Group, Inc. ........................        165,000              7,816,875
PacifiCare Health Systems, Inc.*......         97,400              5,162,200
PMI Group, Inc. ......................        149,400              7,292,588
Travelers Property Casualty
  Corp., Class A .....................        205,000              7,021,250
                                                              --------------
                                                                  35,274,544
                                                              --------------
UTILITY--ELECTRIC (3.6%)
AES Corp.* ...........................        100,100              7,482,475
CMS Energy Corp. .....................        123,000              3,836,063
Consolidated Edison, Inc. ............        339,300             11,705,850
Duke Energy Corp. ....................        200,000             10,025,000
FPL Group, Inc. ......................        260,000             11,131,250
GPU, Inc. ............................        186,000              5,568,375
Pinnacle West Capital Corp. ..........        128,400              3,924,225
                                                              --------------
                                                                  53,673,238
                                                              --------------

EQ ADVISORS TRUST
ALLIANCE GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                             NUMBER                 VALUE
                                            OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
UTILITY--TELEPHONE (2.6%)
AT&T Corp. .........................          308,675       $   15,665,256
BellSouth Corp. ....................          375,000           17,554,688
Intermedia Communication, Inc.*.....              418               16,224
MCI WorldCom, Inc.* ................          112,023            5,944,220
                                                            --------------
                                                                39,180,388
                                                            --------------
  TOTAL CREDIT SENSITIVE ...........                           323,848,339
                                                            --------------
DIVERSIFIED (3.5%)
MISCELLANEOUS (3.5%)
Tyco International Ltd. ............        1,233,400           47,948,425
U.S. Industries, Inc. ..............          367,200            5,140,800
                                                            --------------
                                                                53,089,225
                                                            --------------
ENERGY (9.3%)
OIL--DOMESTIC (0.6%)
Murphy Oil Corp. ...................          171,000            9,811,125
                                                            --------------
OIL--INTERNATIONAL (6.0%)
Kerr-McGee Corp. ...................          246,200           15,264,400
Repsol S.A. (ADR) ..................          767,100           17,835,075
Shell Transport & Trading Co.
  (ADR) ............................          235,000           11,573,750
Total Fina S.A. (ADR) ..............          340,000           23,545,000
USX-Marathon Group, Inc. ...........          871,000           21,502,812
                                                            --------------
                                                                89,721,037
                                                            --------------
OIL--SUPPLIES & CONSTRUCTION (2.7%)
Noble Drilling Corp.* ..............          944,400           30,929,100
Transocean Sedco Forex, Inc. .......          272,800            9,189,950
                                                            --------------
                                                                40,119,050
                                                            --------------
  TOTAL ENERGY .....................                           139,651,212
                                                            --------------
TECHNOLOGY (8.5%)
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (2.1%)
Motorola, Inc. .....................          175,000           25,768,750
Tellabs, Inc.* .....................           85,000            5,455,938
WinStar Communications, Inc.* ......            2,205              165,099
                                                            --------------
                                                                31,389,787
                                                            --------------
ELECTRONICS (5.2%)
3Com Corp.* ........................          140,000            6,580,000
Altera Corp.* ......................          259,600           12,866,425
Atmel Corp.* .......................          449,000           13,273,563
Sanmina Corp.* .....................          230,700           23,041,162
Solectron Corp.* ...................          230,400           21,916,800
                                                            --------------
                                                                77,677,950
                                                            --------------
OFFICE EQUIPMENT (0.3%)
Compaq Computer Corp. ..............          186,600            5,049,862
                                                            --------------
OFFICE EQUIPMENT SERVICES (0.9%)
Electronic Data Systems Corp. ......          197,200           13,200,075
                                                            --------------
  TOTAL TECHNOLOGY .................                           127,317,674
                                                            --------------
TOTAL COMMON STOCKS (78.6%)
  (Cost $1,098,356,457) ............                         1,182,222,558
                                                            --------------


--------------------------------------------------------------------------------
                                             NUMBER                 VALUE
                                            OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
PREFERRED STOCKS:
CONSUMER CYCLICALS (0.3%)
LEISURE RELATED (0.3%)
Royal Caribbean Cruises Ltd.,
  7.25%, Series A ..................          31,000        $    4,725,563
                                                            --------------
ENERGY (0.6%)
RAILROADS (0.6%)
Union Pacific Capital Trust
  6.25%+ ...........................         206,000             8,473,810
                                                            --------------
TOTAL PREFERRED STOCKS (0.9%)
  (Cost $13,826,445) ...............                            13,199,373
                                                            --------------
CONVERTIBLE PREFERRED
  STOCKS:
BUSINESS SERVICES (0.9%)
PRINTING, PUBLISHING,
  BROADCASTING (0.5%)
Adelphia Communications Corp.
  5.50% ............................          20,100             3,808,950
MediaOne Group Inc. 7.00% ..........          77,500             3,720,000
                                                            --------------
                                                                 7,528,950
                                                            --------------
PROFESSIONAL SERVICES (0.4%)
Amdocs Automatic Common
  Exchange Securities Trust
  6.75% ............................         189,500             6,087,687
                                                            --------------
  TOTAL BUSINESS SERVICES ..........                            13,616,637
                                                            --------------
CREDIT SENSITIVE (1.0%)
UTILITY--ELECTRIC (0.3%)
AES Trust I, 5.375%, Series A ......          39,800             4,179,000
                                                            --------------
UTILITY--TELEPHONE (0.7%)
Nextlink Communications 6.50% ......          57,100            11,006,025
                                                            --------------
  TOTAL CREDIT SENSITIVE ...........                            15,185,025
                                                            --------------
TECHNOLOGY (1.0%)
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (1.0%)
Omnipoint Corp. 7.00% ..............          29,200             5,746,925
WinStar Communications, Inc.
  7.00% ............................         106,200             8,416,350
                                                            --------------
                                                                14,163,275
                                                            --------------
TOTAL CONVERTIBLE PREFERRED
  STOCKS (2.9%)
  (Cost $28,320,077) ...............                            42,964,937
                                                            --------------

EQ ADVISORS TRUST
ALLIANCE GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                             PRINCIPAL                VALUE
                                              AMOUNT                (NOTE 1)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS:
BUSINESS SERVICES (0.1%)
PRINTING, PUBLISHING,
  BROADCASTING (0.1%)
CNET, Inc.
  5.00%, 3/1/06 ....................        $ 1,250,000        $    2,054,687
                                                               --------------
CAPITAL GOODS (0.2%)
MACHINERY (0.2%)
Advanced Energy Industries, Inc.
  5.25%, 11/15/06 ..................          2,160,000             2,548,800
                                                               --------------
CONSUMER CYCLICALS (0.3%)
RETAIL -- GENERAL (0.3)%
Amazon.com, Inc.
  4.75%, 2/1/09+ ...................          2,310,000             2,621,850
  4.75%, 2/1/09 ....................          1,490,000             1,691,150
                                                               --------------
 TOTAL CONSUMER CYCLICALS ..........                                4,313,000
                                                               --------------
CONSUMER NON-CYCLICALS (0.5%)
HOSPITAL SUPPLIES & SERVICES (0.5%)
Human Genome Sciences, Inc.
  5.50%, 7/1/06 ....................            290,000               899,363
  5.50%, 7/1/06+ ...................          1,540,000             4,775,925
RES-Care, Inc.
  6.00%, 12/1/04 ...................          1,255,000             1,010,275
  6.00%, 12/1/04+ ..................          1,420,000             1,143,100
                                                               --------------
 TOTAL CONSUMER NON-CYCLICALS.......                                7,828,663
                                                               --------------
TECHNOLOGY (10.3%)
COMPUTER SOFTWARE (2.3%)
America Online, Inc.
  4.00%, 11/15/02 ..................            741,000             8,567,813
BEA Systems, Inc.
  4.00%, 12/15/06+ .................          1,350,000             1,578,656
EMC Corp.
  3.25%, 3/15/02 ...................          1,080,000            10,413,900
HNC Software, Inc.
  4.75%, 3/1/03 ....................          2,835,000             6,832,350
i2 Technologies, Inc.
  5.25%, 12/15/06+ .................          1,870,000             2,706,825
Siebel Systems, Inc.
  5.50%, 9/15/06+ ..................          2,540,000             4,927,600
                                                               --------------
                                                                   35,027,144
                                                               --------------
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (3.9%)
Comverse Technology, Inc.
  4.50%, 7/1/05 ....................          4,445,000            15,185,231
Doubleclick, Inc.
  4.75%, 3/15/06 ...................            280,000               872,900
  4.75%, 3/15/06+ ..................          2,960,000             9,227,800
Global TeleSystems Group, Inc.
  5.75%, 7/1/10 ....................          6,625,000             8,976,875
Nextel Communications, Inc.
  4.75%, 7/1/07+ ...................          6,090,000            13,816,687
  4.75%, 7/1/07 ....................            265,000               601,219
NTL, Inc.
  7.00%, 12/15/08 ..................          3,810,000            10,053,638
                                                               --------------
                                                                   58,734,350
                                                               --------------
ELECTRONICS (3.9%)
Amkor Technologies, Inc.
  5.75%, 5/1/03 ....................          3,820,000             8,279,850


--------------------------------------------------------------------------------
                                             PRINCIPAL                VALUE
                                              AMOUNT                (NOTE 1)
--------------------------------------------------------------------------------
ASM Lithography Holding N.V.
  4.25%, 11/30/04+ .................        $ 1,200,000        $    1,428,000
Conexant Systems, Inc.
  4.25%, 5/1/06 ....................          2,980,000             8,802,175
Intel Corp.
  4.00%, 9/1/04 ....................          2,550,000             6,846,750
Lattice Semiconductor Co.
  4.75%, 11/1/06+ ..................          2,650,000             3,484,750
LSI Logic Corp
  4.25%, 3/15/04 ...................            430,000               970,725
  4.25%, 3/15/04+ ..................          2,975,000             6,716,062
Sanmina Corp.
  4.25%, 5/1/04 ....................          1,880,000             2,448,700
  4.25%, 5/1/04+ ...................          4,355,000             5,672,388
Solectron Corp.
  Zero Coupon, 1/27/19 .............         13,340,000            10,005,000
STMicroelectronics N.V.
  Zero Coupon, 9/22/09 .............          3,160,000             4,044,800
                                                               --------------
                                                                   58,699,200
                                                               --------------
OFFICE EQUIPMENT SERVICES (0.2%)
Checkfree Holdings Corp.
  6.50%, 12/1/06+ ..................          1,830,000             2,882,250
                                                               --------------
  TOTAL TECHNOLOGY .................                              155,342,944
                                                               --------------
TOTAL CONVERTIBLE BONDS (11.4%)
  (Cost $110,487,366)...............                              172,088,094
                                                               --------------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSITS (2.8%)
Chase Nassau,
  3.48%, 1/3/00 ....................         42,791,856            42,791,856
                                                               --------------
U.S. GOVERNMENT AGENCIES (6.6%)
Federal Home Loan Bank
  (Discount Note)
  1/28/00 ..........................         25,000,000            24,898,889
Federal Home Loan Bank
  (Discount Note)
  1/26/00 ..........................         25,000,000            24,909,722
Federal Home Loan Mortgage
  Corp. (Discount Note)
  2/24/00 ..........................         17,000,000            16,854,969
Federal Home Loan Mortgage
  Corp. (Discount Note)
  2/25/00 ..........................          7,000,000             6,942,212
Federal National Mortgage
  Association (Discount Note)
  1/27/00 ..........................         25,000,000            24,906,111
                                                               --------------
  TOTAL U.S. GOVERNMENT
     AGENCIES ......................                               98,511,903
                                                               --------------
TOTAL SHORT-TERM DEBT
  SECURITIES (9.4%)
  (Amortized Cost $141,303,759).....                              141,303,759
                                                               --------------
TOTAL INVESTMENTS (103.2%)
  (Cost/Amortized Cost
  $1,392,294,104) ..................                            1,551,778,721
OTHER ASSETS
  LESS LIABILITIES (-3.2%) .........                              (48,497,011)
                                                               --------------
NET ASSETS (100%) ..................                           $1,503,281,710
                                                               ==============

EQ ADVISORS TRUST
ALLIANCE GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999



----------
*     Non-income producing.

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may only be resold to qualified institutional buyers. At December 31, 1999, these securities amounted to $69,455,704 or 4.62% of net assets.

      Glossary:
      ADR--American Depositary Receipt
--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 1999 were as follows:


COST OF PURCHASES:
 Stocks and long-term corporate debt securities .........   $1,067,263,417

NET PROCEEDS OF SALES AND REDEMPTIONS:
 Stocks and long-term corporate debt securities .........      824,498,505


As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........    $  286,552,297
Aggregate gross unrealized depreciation .........      (128,285,565)
                                                     --------------
Net unrealized appreciation .....................    $  158,266,732
                                                     ==============
Federal income tax cost of investments ..........    $1,393,511,989
                                                     ==============


At December 31, 1999, the Portfolio had loaned securities with a total value of $56,750,227, which was secured by cash collateral of $58,359,700.

For the period from January 1, 1999 to December 31, 1999, the Portfolio incurred approximately $2,262 as brokerage commissions with Donaldson, Lufkin & Jenrette Securities Corp., an affiliated broker/dealer.











                       See Notes to Financial Statements.

EQ ADVISORS TRUST
ALLIANCE GROWTH INVESTORS
PORTFOLIO OF INVESTMENTS
December 31, 1999


--------------------------------------------------------------------------------
                                              NUMBER                 VALUE
                                             OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
BASIC MATERIALS (0.9%)
CHEMICALS (0.5%)
Akzo Nobel N.V. .....................           56,000       $    2,812,084
BASF AG .............................           50,300            2,632,366
Lyondell Chemical Co. ...............          400,000            5,100,000
Shin-Etsu Chemical Co., Ltd. ........           64,000            2,754,573
                                                             --------------
                                                                 13,299,023
                                                             --------------
PAPER (0.1%)
Upm-Kymmene Oyj .....................           87,792            3,541,000
                                                             --------------
STEEL (0.3%)
Kawasaki Steel Corp. ................        2,133,000            3,818,243
Pohang Iron & Steel Co., Ltd.
  (ADR) .............................          119,200            4,172,000
                                                             --------------
                                                                  7,990,243
                                                             --------------
  TOTAL BASIC MATERIALS .............                            24,830,266
                                                             --------------
BUSINESS SERVICES (6.6%)
PRINTING, PUBLISHING,
  BROADCASTING (5.2%)
AMFM, Inc.* .........................          262,700           20,556,275
AT&T Corp. - Liberty Media
  Group, Class A* ...................          462,232           26,231,666
Cablevision Systems Corp.,
  Class A* ..........................          193,500           14,609,250
Clear Channel Communications,
  Inc.* .............................           50,600            4,516,050
Comcast Corp., Class A ..............          149,000            7,487,250
Gannett Co., Inc. ...................           91,800            7,487,438
MediaOne Group, Inc.* ...............          138,200           10,615,488
Rogers Communications, Inc.,
  Class B* ..........................          150,000            3,712,500
Seat Pagine Gialle SpA ..............        3,356,000           11,031,904
Television Broadcasts Ltd. ..........          426,000            2,904,483
Time Warner, Inc. ...................          245,000           17,747,187
Times Mirror Company ................           10,000            1,239,375
United News & Media plc .............          554,000            7,059,661
USA Networks, Inc.* .................           74,200            4,099,550
                                                             --------------
                                                                139,298,077
                                                             --------------
PROFESSIONAL SERVICES (1.4%)
Amdocs Ltd.* ........................          230,000            7,935,000
Cendant Corp.* ......................          130,000            3,453,125
First Data Corp. ....................          197,100            9,719,494
Fiserv, Inc.* .......................          187,500            7,183,594
Viad Corp. ..........................          300,000            8,362,500
                                                             --------------
                                                                 36,653,713
                                                             --------------
TRUCKING, SHIPPING (0.0%)
Knightsbridge Tankers Ltd. ..........           60,700              819,450
                                                             --------------
  TOTAL BUSINESS SERVICES ...........                           176,771,240
                                                             --------------
CAPITAL GOODS (3.3%)
AEROSPACE (0.8%)
Honeywell International, Inc.* ......          146,300            8,439,681
United Technologies Corp. ...........          218,100           14,176,500
                                                             --------------
                                                                 22,616,181
                                                             --------------
BUILDING & CONSTRUCTION (0.1%)
New World Infrastructure Ltd. .......        2,277,000            2,914,537
                                                             --------------

--------------------------------------------------------------------------------
                                              NUMBER                 VALUE
                                             OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
BUILDING MATERIALS & FOREST
  PRODUCTS (0.4%)
American Standard Cos., Inc.* .......          150,000       $    6,881,250
China Merchants Holdings
  International Co., Ltd. ...........        4,009,000            3,300,650
                                                             --------------
                                                                 10,181,900
                                                             --------------
ELECTRICAL EQUIPMENT (1.4%)
General Electric Co. ................          228,600           35,375,850
Hon Hai Precision Industry Co.,
  Ltd. (GDR)* .......................          196,900            3,805,093
Unidare plc .........................            1,700                3,771
                                                             --------------
                                                                 39,184,714
                                                             --------------
MACHINERY (0.6%)
Mannesmann AG .......................           62,200           15,077,723
                                                             --------------
  TOTAL CAPITAL GOODS ...............                            89,975,055
                                                             --------------
CONSUMER CYCLICALS (10.4%)
AIRLINES (2.3%)
Alaska Air Group, Inc.* .............          110,000            3,863,750
America West Holdings Corp.,
  Class B* ..........................          125,000            2,593,750
British Airways plc .................          870,500            5,679,986
Continental Airlines, Inc.,
  Class B* ..........................          670,000           29,731,250
Delta Air Lines, Inc. ...............           15,000              747,188
KLM Royal Dutch Airlines N.V.
  New York Shares* ..................           30,000              748,125
Northwest Airlines Corp.,
  Class A* ..........................          520,000           11,570,000
Southwest Airlines Co. ..............          392,780            6,358,126
UAL Corp.* ..........................           20,000            1,551,250
                                                             --------------
                                                                 62,843,425
                                                             --------------
APPAREL & TEXTILES (0.5%)
Mohawk Industries, Inc.* ............          147,200            3,882,400
Tommy Hilfiger Corp.* ...............          200,000            4,662,500
Unifi, Inc.* ........................          325,000            4,001,563
                                                             --------------
                                                                 12,546,463
                                                             --------------
AUTO RELATED (0.5%)
Budget Group, Inc.* .................          140,000            1,268,750
Harley-Davidson, Inc. ...............          189,300           12,127,031
United Rentals North America,
  Inc.* .............................           10,000              171,250
                                                             --------------
                                                                 13,567,031
                                                             --------------
AUTOS & TRUCKS (0.1%)
DaimlerChrysler AG ..................           40,199            3,157,647
                                                             --------------
FOOD SERVICES, LODGING (0.1%)
Extended Stay America, Inc.* ........          300,000            2,287,500
                                                             --------------
LEISURE RELATED (3.0%)
Carnival Corp., Class A .............          250,400           11,972,250
Metro-Goldwyn-Mayer, Inc.* ..........          100,000            2,356,250
MGM Grand, Inc.* ....................           25,000            1,257,813
Park Place Entertainment Corp.*......          681,300            8,516,250
Premier Parks, Inc.* ................           25,000              721,875
Royal Caribbean Cruises Ltd. ........          625,600           30,849,900
Sankyo Co. ..........................           92,000            6,884,476
Sun Internationals Hotels Ltd.* .....          210,600            4,080,375
Walt Disney Co. .....................          492,520           14,406,210
                                                             --------------
                                                                 81,045,399
                                                             --------------

EQ ADVISORS TRUST
ALLIANCE GROWTH INVESTORS
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999

--------------------------------------------------------------------------------
                                             NUMBER                 VALUE
                                            OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
PHOTO & OPTICAL (0.3%)
Canon, Inc. ........................            45,000      $    1,787,147
Hoya Corp. .........................            73,000           5,748,312
                                                            --------------
                                                                 7,535,459
                                                            --------------
RETAIL--GENERAL (3.6%)
Bed Bath & Beyond, Inc.* ...........           100,000           3,475,000
Castorama Dubois ...................             7,400           2,253,459
Costco Wholesale Corp.* ............            69,744           6,364,140
Dixons Group plc ...................           270,000           6,493,152
GAP, Inc. ..........................           265,921          12,232,366
Home Depot, Inc. ...................           152,384          10,447,794
Kohl's Corp.* ......................           145,200          10,481,625
Limited, Inc. ......................           540,000          23,388,750
Next plc ...........................           671,220           6,439,445
TJX Cos., Inc. .....................            80,000           1,635,000
Too, Inc.* .........................                 2                  34
Venator Group, Inc.* ...............           485,000           3,395,000
Wal-Mart Stores, Inc. ..............           170,900          11,813,462
                                                            --------------
                                                                98,419,227
                                                            --------------
  TOTAL CONSUMER CYCLICALS .........                           281,402,151
                                                            --------------
CONSUMER NON-CYCLICALS (7.4%)
BEVERAGES (0.2%)
Coca-Cola Enterprises, Inc. ........           212,400           4,274,550
Pepsi Bottling Group, Inc. .........           100,000           1,656,250
                                                            --------------
                                                                 5,930,800
                                                            --------------
CONTAINERS (0.4%)
Sealed Air Corp.* ..................           175,600           9,098,275
                                                            --------------
DRUGS (2.7%)
AstraZeneca Group plc ..............            64,450           2,719,629
Bristol-Myers Squibb Co. ...........           303,900          19,506,581
MedImmune, Inc.* ...................            24,125           4,001,734
Millennium Pharmaceuticals,
  Inc.* ............................            70,100           8,552,200
Sanofi-Synthelabo SA* ..............            95,200           3,968,427
Santen Pharmaceutical Co., Ltd......            15,000             247,237
Schering-Plough Corp. ..............           405,400          17,102,812
Takeda Chemical Industries Ltd......           128,000           6,322,997
Warner-Lambert Co. .................            79,700           6,530,419
Yamanouchi Pharmaceutical Co.,
  Ltd. .............................           115,000           4,015,944
                                                            --------------
                                                                72,967,980
                                                            --------------
HOSPITAL SUPPLIES & SERVICES (2.1%)
Columbia/HCA Healthcare
  Corp. ............................           100,000           2,931,250
Genzyme Surgical Products* .........             5,370              31,213
Health Management Associates,
  Inc., Class A* ...................           842,900          11,273,788
Healthsouth Corp.* .................           300,000           1,612,500
Human Genome Sciences, Inc.* .......           121,800          18,589,725
Medtronic, Inc. ....................           420,210          15,311,402
Quintiles Transnational Corp.* .....           150,000           2,803,125
Tenet Healthcare Corp.* ............           201,700           4,739,950
                                                            --------------
                                                                57,292,953
                                                            --------------
RETAIL--FOOD (1.4%)
Carrefour SA* ......................            32,000           5,908,119
Familymart Co. .....................            75,000           4,988,751
Koninklijke Ahold N.V. .............           119,000           3,526,610


--------------------------------------------------------------------------------
                                             NUMBER                 VALUE
                                            OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Kroger Co.* ........................          961,315       $   18,144,821
Ng Fung Hong Ltd. ..................        1,834,000              943,719
Seven-Eleven Japan Co., Ltd. .......            1,800              285,239
Tesco plc ..........................        1,391,400            4,230,426
                                                            --------------
                                                                38,027,685
                                                            --------------
SOAPS & TOILETRIES (0.4%)
Avon Products, Inc. ................          136,500            4,504,500
Kao Corp. ..........................          194,000            5,531,742
                                                            --------------
                                                                10,036,242
                                                            --------------
TOBACCO (0.2%)
Tabacalera S.A., Class A ...........          415,800            5,953,656
                                                            --------------
  TOTAL CONSUMER NON-CYCLICALS......                           199,307,591
                                                            --------------
CREDIT SENSITIVE (13.3%)
BANKS (2.9%)
Banca Nazionale del
  Lavoro-RNC (BNL) .................           15,403               40,538
Bank of America Corp. ..............          310,800           15,598,275
Bank of Fukuoka Ltd. ...............          647,000            4,487,166
Bank of Scotland plc ...............          790,600            9,180,848
Bank of Tokyo-Mitsubishi Ltd. ......          510,000            7,103,981
Bank of Tokyo-Mitsubishi Ltd.
  (ADR) ............................          120,000            1,672,500
Banque Nationale de Paris ..........           87,450            8,077,300
Commonwealth Bank of
  Australia ........................          133,800            2,302,281
Credito Italiano SpA ...............          580,800            2,857,968
Fuji Bank Ltd. .....................          412,000            4,001,917
Hanvit Bank (GDR)* .................          230,000            1,483,500
Societe Generale Paris .............           32,730            7,623,755
Standard Chartered plc .............          555,300            8,618,827
Sumitomo Trust & Banking ...........          572,000            3,860,706
                                                            --------------
                                                                76,909,562
                                                            --------------
FINANCIAL SERVICES (5.2%)
A.G. Edwards, Inc. .................          100,000            3,206,250
Associates First Capital Corp.
  Class A ..........................          849,700           23,313,644
CIT Group, Inc., Class A ...........          329,000            6,950,125
Citigroup, Inc. ....................          580,300           32,242,919
Daiwa Securities Group Ltd. ........          599,000            9,369,079
Legg Mason, Inc. ...................          425,000           15,406,250
MBIA, Inc. .........................          156,500            8,265,156
MBNA Corp. .........................          803,800           21,903,550
Morgan Stanley Dean Witter
  & Co. ............................          134,000           19,128,500
Nomura Securities Co. ..............           61,000            1,100,900
                                                            --------------
                                                               140,886,373
                                                            --------------
INSURANCE (2.3%)
Ace Ltd. ...........................          700,000           11,681,250
American International Group,
  Inc. .............................          138,450           14,969,906
CGU plc ............................          297,700            4,796,107
CNA Financial Corp.* ...............          325,000           12,654,687
Radian Group, Inc. .................          311,700           14,883,683
Travelers Property Casualty
  Corp., Class A ...................           25,000              856,250
Zurich Allied AG ...................            3,810            2,173,723
                                                            --------------
                                                                62,015,606
                                                            --------------

EQ ADVISORS TRUST
ALLIANCE GROWTH INVESTORS
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                             NUMBER                 VALUE
                                            OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
MORTGAGE RELATED (0.2%)
DBS Group Holdings Ltd.* ...........       394,556          $    6,467,354
                                                            --------------
REAL ESTATE (0.1%)
Boston Properties, Inc. ............        35,000               1,089,375
Sun Hung Kai Properties Ltd. .......       222,000               2,313,244
                                                            --------------
                                                                 3,402,619
                                                            --------------
UTILITY--ELECTRIC (0.4%)
AES Corp.* .........................       136,300              10,188,425
                                                            --------------
UTILITY--TELEPHONE (2.2%)
CenturyTel, Inc. ...................        40,000               1,895,000
MCI WorldCom, Inc.* ................       294,450              15,624,253
Sprint Corp. (FON Group) ...........       113,200               7,619,775
Telefonos de Mexico S.A.,
  Class L (ADR) ....................        55,500               6,243,750
Telephone & Data Systems, Inc.......       190,000              23,940,000
Viatel, Inc.* ......................        54,900               2,944,013
                                                            --------------
                                                                58,266,791
                                                            --------------
  TOTAL CREDIT SENSITIVE ...........                           358,136,730
                                                            --------------
DIVERSIFIED (1.2%)
MISCELLANEOUS (1.2%)
ABB AG* ............................        47,563               5,820,229
DBT Online, Inc.* ..................       159,900               3,897,563
Hutchison Whampoa Ltd. .............       272,000               3,953,946
Tyco International Ltd. ............       408,600              15,884,325
U.S. Industries, Inc. ..............       189,000               2,646,000
                                                            --------------
                                                                32,202,063
                                                            --------------
ENERGY (2.9%)
OIL--DOMESTIC (0.2%)
Louis Dreyfus Natural Gas
  Corp.* ...........................       224,700               4,072,688
Murphy Oil Corp. ...................        30,000               1,721,250
                                                            --------------
                                                                 5,793,938
                                                            --------------
OIL--INTERNATIONAL (2.1%)
BP Amoco plc .......................       298,962               3,005,747
Kerr-McGee Corp. ...................       180,000              11,160,000
Repsol S.A. ........................       118,100               2,741,361
Repsol S.A. (ADR) ..................       451,400              10,495,050
Royal Dutch Petroleum Co. ..........        50,788               3,116,252
Total Fina S.A. (ADR) ..............       239,700              16,599,225
Total Fina S.A., Class B ...........        52,470               7,010,320
Woodside Petroleum Ltd. ............       282,400               2,084,112
                                                            --------------
                                                                56,212,067
                                                            --------------
OIL--SUPPLIES & CONSTRUCTION (0.6%)
Noble Drilling Corp.* ..............       338,800              11,095,700
Stolt Comex Seaway S.A.
  (ADR)* ...........................       315,650               3,472,150
Stolt Comex Seaway S.A.* ...........        50,000                 553,125
                                                            --------------
                                                                15,120,975
                                                            --------------
  TOTAL ENERGY .....................                            77,126,980
                                                            --------------
TECHNOLOGY (23.3%)
COMPUTER HARDWARE (1.6%)
Cisco Systems, Inc.* ...............       413,400              44,285,819
                                                            --------------
COMPUTER SOFTWARE (3.6%)
America Online, Inc.* ..............       144,600              10,908,263
Ardent Software, Inc.* .............        95,000               3,705,000
Informix Corp.* ....................       399,300               4,542,038

--------------------------------------------------------------------------------
                                             NUMBER                 VALUE
                                            OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Infosys Technologies Ltd.
  (ADR) ............................           46,800       $   15,444,000
Microsoft Corp.* ...................          238,500           27,844,875
Policy Management Systems
  Corp.* ...........................          454,600           11,620,712
Softbank Corp. .....................           23,200           22,194,659
                                                            --------------
                                                                96,259,547
                                                            --------------
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (6.8%)
Adelphia Business Solutions,
  Inc.* ............................          400,000           19,200,000
Cable & Wireless plc (ADR) .........          150,000            7,940,625
China Telecom (Hong Kong)
  Ltd. .............................        1,533,000            9,584,332
Clearnet Communications, Inc.,
  Class A* .........................          393,000           13,509,375
General Motors Corp., Class H*......          120,000           11,520,000
Global TeleSystems Group, Inc.*.....        1,432,000           49,583,000
Korea Telecom Corp. SP (ADR)........          104,162            7,786,110
NTL, Inc.* .........................          275,000           34,306,250
RCN Corp.* .........................          178,800            8,671,800
Sonera Group OYJ ...................           83,000            5,695,307
Telefonica de Espana S.A.* .........            2,448               61,217
United Pan-Europe
  Communications N.V.* .............          123,870           15,862,834
WinStar Communications, Inc.* ......            3,862              289,167
                                                            --------------
                                                               184,010,017
                                                            --------------
ELECTRONICS (4.3%)
3Com Corp.* ........................          212,600            9,992,200
Altera Corp.* ......................          107,500            5,327,969
Intel Corp. ........................          276,900           22,792,331
Kyocera Corp. (ADR) ................           30,000            7,860,000
RF Micro Devices, Inc.* ............           10,000              684,375
Sanmina Corp.* .....................           91,600            9,148,550
Solectron Corp.* ...................          345,200           32,837,150
STMicroelectronics N.V.* ...........           62,770            9,671,335
TDK Corp. ..........................           39,000            5,382,862
Tokyo Electron Ltd. ................           81,000           11,092,634
                                                            --------------
                                                               114,789,406
                                                            --------------
OFFICE EQUIPMENT (1.5%)
Dell Computer Corp.* ...............          562,900           28,707,900
Lexmark International Group,
  Inc.* ............................          134,200           12,145,100
                                                            --------------
                                                                40,853,000
                                                            --------------
OFFICE EQUIPMENT SERVICES (1.0%)
Cap Gemini S.A. ....................           18,700            4,751,744
Ceridian Corp.* ....................          615,000           13,260,938
Equant N.V. -- New York
  Registered Shares* ...............           53,520            5,994,240
Equant N.V.* .......................           37,300            4,238,807
                                                            --------------
                                                                28,245,729
                                                            --------------
WIRELESS TELECOMMUNICATION
  SERVICES (4.5%)
Millicom International Cellular
  S.A.* ............................          500,000           31,187,500
Nokia OYJ* .........................          153,688           27,894,809
NTT Mobile Communications
  Network, Inc. ....................              325           12,493,886

EQ ADVISORS TRUST
ALLIANCE GROWTH INVESTORS
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                               NUMBER               VALUE
                                              OF SHARES            (NOTE 1)
--------------------------------------------------------------------------------
Orange plc ...........................          480,550       $   16,221,163
SK Telecom Co., Ltd. (ADR) ...........          260,848           10,010,023
US Cellular Corp.* ...................          180,000           18,168,750
Vodafone AirTouch plc ................        1,067,000            5,286,230
                                                              --------------
                                                                 121,262,361
                                                              --------------
  TOTAL TECHNOLOGY ...................                           629,705,879
                                                              --------------
TOTAL COMMON STOCKS (69.3%)
  (Cost $1,307,863,160)...............                         1,869,457,955
                                                              --------------
CONVERTIBLE PREFERRED
  STOCKS:
BUSINESS SERVICES (0.4%)
PRINTING, PUBLISHING, BROADCASTING (0.2%)
Adelphia Communications Corp.
  5.50%, Series D ....................           11,600            2,198,200
MediaOne Group, Inc. 7.00%* ..........           44,700            2,145,600
                                                              --------------
                                                                   4,343,800
                                                              --------------
PROFESSIONAL SERVICES (0.2%)
Amdocs Automatic Common
  Exchange Securities Trust
  6.75% ..............................          143,300            4,603,512
                                                              --------------
  TOTAL BUSINESS SERVICES ............                             8,947,312
                                                              --------------
CONSUMER CYCLICALS (0.0%)
LEISURE RELATED (0.0%)
Royal Caribbean Cruises Ltd.,
  7.25%, Series A ....................            7,200            1,097,550
                                                              --------------
CONSUMER NON-CYCLICALS (0.0%)
DRUGS (0.0%)
Alkermes, Inc. 6.50% .................            3,300              283,800
                                                              --------------
CREDIT SENSITIVE (0.3%)
UTILITY--ELECTRIC (0.1%)
AES Trust I 5.375%, Series A .........           22,900            2,404,500
                                                              --------------
UTILITY--TELEPHONE (0.2%)
Nextlink Communications 6.50% ........           31,900            6,148,725
                                                              --------------
  TOTAL CREDIT SENSITIVE .............                             8,553,225
                                                              --------------
TECHNOLOGY (0.3%)
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (0.3%)
Omnipoint Corp. 7.00% ................           17,000            3,345,813
WinStar Communications, Inc.
  7.00%, Series D ....................           61,300            4,858,025
                                                              --------------
                                                                   8,203,838
                                                              --------------
TOTAL CONVERTIBLE PREFERRED STOCKS (1.0%)
 (Cost $17,358,170)...................                            27,085,725
                                                              --------------
                                                NUMBER
                                                  OF
                                                WARRANTS
                                                --------
WARRANTS:
BASIC MATERIALS (0.0%)
CHEMICALS
GP Batteries International Ltd.,
  expiring 11/15/00* .................            5,750                2,037
                                                              --------------
BUSINESS SERVICES (0.0%)
TRUCKING, SHIPPING
Frontline Ltd., expiring 5/11/01*.....           77,348                   --
                                                              --------------
TOTAL WARRANTS (0.0%)
  (Cost $8,150).......................                                 2,037
                                                              --------------

--------------------------------------------------------------------------------
                                          PRINCIPAL           VALUE
                                           AMOUNT            (NOTE 1)
--------------------------------------------------------------------------------
LONG-TERM DEBT SECURITIES:
BUSINESS SERVICES (0.4%)
PRINTING, PUBLISHING, BROADCASTING (0.4%)
Time Warner Inc.
  6.625%, 5/15/29 ..................   $13,950,000      $   11,872,650
                                                        --------------
CONSUMER CYCLICALS (0.6%)
AUTO RELATED (0.2%)
Federal-Mogul Corp.
  7.75%, 7/1/06 ....................     6,775,000           6,274,659
                                                        --------------
AUTOS & TRUCKS (0.4%)
Ford Motor Co.
  6.375%, 2/1/29 ...................    11,500,000           9,673,593
                                                        --------------
  TOTAL CONSUMER CYCLICALS .........                        15,948,252
                                                        --------------
CREDIT SENSITIVE (15.9%)
ASSET BACKED (0.2%)
Carco Auto Loan Master Trust
  5.65%, 3/15/03 ...................     6,500,000           6,416,735
                                                        --------------
BANKS (0.4%)
Grupo Financiero Banorte
 Zero Coupon, 12/5/02 ..............        20,800               2,194
St. George Bank Ltd.
  7.15%, 10/15/05+ .................     9,525,000           9,135,428
                                                        --------------
                                                             9,137,622
                                                        --------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS (0.2%)
Prudential Securities Secured
  Financing Co.
  6.48%, 1/15/09 ...................     6,000,000           5,592,660
                                                        --------------
FINANCIAL SERVICES (0.6%)
Goldman Sachs Group, Inc.
 Series B,
  7.35%, 10/1/09 ...................     4,700,000           4,591,021
Household Finance Corp.
  5.875%, 2/1/09 ...................     8,000,000           7,078,560
Morgan Stanley Dean Witter & Co.
  5.625%, 1/20/04 ..................     4,850,000           4,568,361
                                                        --------------
                                                            16,237,942
                                                        --------------
FOREIGN GOVERNMENT (1.3%)
Brazil Federal Republic
  14.50%, 10/15/09 .................     4,600,000           5,096,800
Quebec Province
  7.50%, 9/15/29 ...................    10,000,000           9,680,200
Republic of Philippines
  9.875%, 1/15/19 ..................     4,870,000           4,815,212
United Mexican States
  10.375%, 2/17/09 .................    14,060,000          14,973,900
                                                        --------------
                                                            34,566,112
                                                        --------------
U.S. GOVERNMENT (6.2%)
U.S. Treasury Bond
  8.125%, 8/15/19 ..................    27,720,000          31,587,772
U.S. Treasury Note
  6.00%, 8/15/00 ...................    25,000,000          25,023,450
  6.25%, 4/30/01 ...................    42,500,000          42,539,865
  6.50%, 8/31/01 ...................    43,775,000          43,952,858
  5.87%, 11/15/04 ..................    11,760,000          11,532,150
  6.875%, 5/15/06 ..................     2,795,000           2,843,912
  6.125%, 8/15/29 ..................     9,670,000           9,219,745
                                                        --------------
                                                           166,699,752
                                                        --------------

EQ ADVISORS TRUST
ALLIANCE GROWTH INVESTORS
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999

--------------------------------------------------------------------------------
                                           PRINCIPAL                VALUE
                                             AMOUNT                (NOTE 1)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES (6.8%)
Federal National Mortgage
  Association
  6.00%, 4/1/11 ..................        $ 8,109,450        $    7,698,066
  7.00%, 9/1/14 ..................          8,060,336             7,972,551
  6.50%, 11/1/14 .................          8,690,101             8,283,118
  7.50%, 4/1/26 ..................          8,135,559             8,050,347
  7.00%, 5/1/26 ..................          1,517,531             1,471,049
  7.00%, 8/1/26 ..................            276,857               267,761
  7.00%, 9/1/27 ..................            630,167               610,272
  7.00%, 1/1/28 ..................          3,337,682             3,228,033
  6.50%, 3/1/28 ..................          2,493,322             2,350,118
  6.50%, 9/1/28 ..................          1,794,892             1,691,802
  6.50%, 10/1/28 .................          2,803,679             2,642,650
  8.00%, 11/1/28 .................          3,422,781             3,454,853
  8.00%, 1/1/29 ..................          5,731,414             5,779,828
  6.00%, 3/1/29 ..................         18,472,956            16,905,601
  7.50%, 4/1/29 ..................          6,800,823             6,729,591
  7.50%, 5/1/29 ..................          7,854,834             7,772,563
  8.00%, 5/1/29 ..................          3,607,964             3,638,440
  6.50%, 6/1/29 ..................          4,532,725             4,272,388
  7.00%, 6/1/29 ..................          6,634,887             6,416,917
  7.50%, 12/1/29 .................         12,096,991            11,970,287
Government National Mortgage
  Association
  7.00%, 7/15/27 .................          2,966,772             2,866,952
  7.00%, 2/15/28 .................         11,065,434            10,693,126
  6.50%, 3/15/28 .................         16,194,443            15,212,655
  6.50%, 5/15/28 .................            695,048               652,911
  7.00%, 5/15/28 .................         10,215,344             9,871,638
  6.50%, 7/15/28 .................          4,255,254             3,997,280
  6.50%, 11/15/28 ................         11,948,660            11,242,972
  7.00%, 12/15/28 ................         18,881,253            18,245,974
                                                             --------------
                                                                183,989,743
                                                             --------------
UTILITY--ELECTRIC (0.2%)
Texas Utilities, Class C
  6.375%, 1/1/08 .................          6,900,000             6,292,621
                                                             --------------
  TOTAL CREDIT SENSITIVE .........                              428,933,187
                                                             --------------
ENERGY (0.3%)
OIL--INTERNATIONAL (0.2%)
Conoco, Inc.
  6.95%, 4/15/29 .................          4,000,000             3,597,016
                                                             --------------
UTILITY--GAS (0.1%)
Ras Laffan Liquified Natural Gas
  Co., Ltd.
  8.294%, 3/15/14+ ...............          3,500,000             3,287,445
                                                             --------------
  TOTAL ENERGY ...................                                6,884,461
                                                             --------------
TOTAL LONG-TERM DEBT SECURITIES (17.2%)
 (Cost $480,602,427)..............                              463,638,550
                                                             --------------
CONVERTIBLE BONDS:
BUSINESS SERVICES (0.0%)
PRINTING, PUBLISHING, BROADCASTING (0.0%)
CNET, Inc.
  5.00%, 3/1/06+ .................            575,000               945,156
  5.00%, 3/1/06 ..................            100,000               164,375
                                                             --------------
                                                                  1,109,531
                                                             --------------
--------------------------------------------------------------------------------
                                             PRINCIPAL            VALUE
                                              AMOUNT             (NOTE 1)
--------------------------------------------------------------------------------
CAPITAL GOODS (0.1%)
MACHINERY (0.1%)
Advanced Energy Industries, Inc.
  5.25%, 11/15/06 ................         $ 1,545,000       $    1,823,100
                                                             --------------
CONSUMER CYCLICALS (0.1%)
RETAIL--GENERAL (0.1%)
Amazon.com, Inc.
  4.75%, 2/1/09+ .................           1,840,000            2,088,400
  4.75%, 2/1/09 ..................             330,000              374,550
                                                             --------------
                                                                  2,462,950
                                                             --------------
CONSUMER NON-CYCLICALS (0.1%)
HOSPITAL SUPPLIES & SERVICES (0.1%)
Human Genome Sciences, Inc.
  5.50%, 7/1/06+ .................             965,000            2,992,706
RES-Care, Inc.
  6.00%, 12/1/04 .................             250,000              201,250
  6.00%, 12/1/04+ ................             820,000              660,100
                                                             --------------
                                                                  3,854,056
                                                             --------------
TECHNOLOGY (3.2%)
COMPUTER SOFTWARE (0.7%)
America Online, Inc.
  4.00%, 11/15/02 ................             425,000            4,914,063
BEA Systems, Inc.
  4.00%, 12/15/06+ ...............             100,000              116,938
EMC Corp.
 3.25%, 3/15/02 ..................             630,000            6,074,775
HNC Software, Inc.
  4.75%, 3/1/03 ..................           1,350,000            3,253,500
i2 Technologies, Inc.
  5.25%, 12/15/06+ ...............           1,070,000            1,548,825
Siebel Systems, Inc.
  5.50%, 9/15/06+ ................           1,510,000            2,929,400
                                                             --------------
                                                                 18,837,501
                                                             --------------
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (0.9%)
Comverse Technology, Inc.
  4.50%, 7/1/05 ..................           2,275,000            7,771,969
DoubleClick, Inc.
  4.75%, 3/15/06+ ................           1,805,000            5,627,087
  4.75%, 3/15/06 .................              25,000               77,938
Global TeleSystems Group, Inc.
  5.75%, 7/1/10 ..................           2,840,000            3,848,200
NTL, Inc.
  7.00%, 12/15/08 ................           2,595,000            6,847,556
                                                             --------------
                                                                 24,172,750
                                                             --------------
ELECTRONICS (1.2%)
Amkor Technologies, Inc.
  5.75%, 5/1/03 ..................           2,105,000            4,562,587
ASM Lithography Holding N.V.
  4.25%, 11/30/04+ ...............             695,000              695,000
Conexant Systems, Inc.
  4.25%, 5/1/06 ..................           1,725,000            5,095,219
Intel Corp.
  4.00%, 9/1/04 ..................             860,000            2,309,100
  4.00%, 9/1/04+ .................             670,000            1,798,950

EQ ADVISORS TRUST
ALLIANCE GROWTH INVESTORS
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                                  PRINCIPAL          VALUE
                                                   AMOUNT           (NOTE 1)
--------------------------------------------------------------------------------
Lattice Semiconductor Co.
  4.75%, 11/1/06+ ...........................   $ 1,535,000       $    2,018,525
LSI Logic Corp.
  4.25%, 3/15/04+ ...........................     1,910,000            4,311,825
Sanmina Corp.
  4.25%, 5/1/04+ ............................     1,770,000            2,305,425
  4.25%, 5/1/04 .............................     2,230,000            2,904,575
Solectron Corp.
  Zero Coupon, 1/27/19 ......................     7,660,000            5,745,000
STMicroelectronics N.V.
  Zero Coupon, 9/22/09 ......................     1,835,000            2,348,800
                                                                  --------------
                                                                      34,095,006
                                                                  --------------
OFFICE EQUIPMENT SERVICES (0.1%)
Checkfree Holdings Corp.
  6.50%, 12/1/06+ ...........................     1,055,000            1,661,625
                                                                  --------------
WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Nextel Communications, Inc.
  4.75%, 7/1/07 .............................       150,000              340,313
  4.75%, 7/1/07+ ............................     3,500,000            7,940,625
                                                                  --------------
                                                                       8,280,938
                                                                  --------------
  TOTAL TECHNOLOGY ..........................                         87,047,820
                                                                  --------------
TOTAL CONVERTIBLE BONDS (3.5%)
  (Cost $58,732,091).........................                         96,297,457
                                                                  --------------
SHORT-TERM DEBT SECURITIES:
CERTIFICATES OF DEPOSIT (0.4%)
Toronto Dominion Bank
  6.32%, 1/14/00 ............................    10,000,000           10,000,000
                                                                  --------------
COMMERCIAL PAPER (1.7%)
Halifax Building 6.24%, 1/18/00 .............    20,000,000           19,941,256
Toronto Dominion Bank 6.31%,
  1/18/00 ...................................    25,000,000           24,925,743
                                                                  --------------
                                                                      44,866,999
                                                                  --------------
TIME DEPOSITS (6.3%)
Canadian Imperial Bank
  4.25%, 1/3/00 .............................    50,000,000           50,000,000
Chase Manhattan Bank
  5.50%, 1/3/00 .............................    92,800,000           92,800,000
Chase Nassau
  3.48%, 1/3/00 .............................    27,883,049           27,883,049
                                                                  --------------
                                                                     170,683,049
                                                                  --------------


--------------------------------------------------------------------------------
                                                  PRINCIPAL          VALUE
                                                   AMOUNT           (NOTE 1)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES (0.3%)
Federal Home Loan Bank
  (Discount Note), 1/26/00 ..................   $ 8,000,000       $    7,971,111
                                                                  --------------
TOTAL SHORT-TERM INVESTMENTS (8.7%)
 (Amortized Cost $233,521,159)...............                        233,521,159
                                                                  --------------
TOTAL INVESTMENTS (99.7%)
  (Cost/Amortized Cost
  $2,098,085,157)............................                      2,690,002,883
OTHER ASSETS
  LESS LIABILITIES (0.3%) ...................                          8,633,748
                                                                  --------------
NET ASSETS (100%) ...........................                     $2,698,636,631
                                                                  ==============

--------------------------------------------------------------------------------
DISTRIBUTION OF INVESTMENTS BY GLOBAL REGION
(Unaudited)
As a Percentage of Total Investments
Canada ...........................       0.8%
France ...........................       2.1
Germany ..........................       0.8
Japan ............................       4.9
Latin American ...................       1.0
Netherlands ......................       1.8
New Zealand & Australia ..........       0.5
Scandinavia ......................       1.4
Southeast Asia ...................       3.0
Spain ............................       0.7
Switzerland ......................       0.3
United Kingdom ...................       3.7
United States** ..................      78.5
Other European Countries .........       0.5
                                       -----
                                       100.0%
                                       =====

---------------------
*     Non-income producing.

**    Includes Short-Term Debt Securities of 8.7 %.

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1999, these securities amounted to $50,063,459 or 1.86% of net assets.
      Glossary:
      ADR--American Depositary Receipt
      GDR--Global Depositary Receipt

EQ ADVISORS TRUST
ALLIANCE GROWTH INVESTORS
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999

--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 1999 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........  $1,780,522,806
U.S. Government securities .............................     382,138,628
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........   1,664,380,562
U.S. Government securities .............................     341,116,585


As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:



Aggregate gross unrealized appreciation .........   $  676,460,026
Aggregate gross unrealized depreciation .........      (85,719,897)
                                                    --------------
Net unrealized appreciation .....................   $  590,740,129
                                                    ==============
Federal income tax cost of investments ..........   $2,099,262,754
                                                    ==============

At December 31, 1999, the Portfolio had loaned securities with a total value of $248,116,996, which was secured by collateral valued at $251,572,866 of which $31,151,715 was in the form of U.S. Government securities.













                       See Notes to Financial Statements.

EQ ADVISORS TRUST
ALLIANCE HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999

--------------------------------------------------------------------
                                         NUMBER          VALUE
                                       OF SHARES        (NOTE 1)
--------------------------------------------------------------------
COMMON STOCKS:
BUSINESS SERVICES (0.1%)
PRINTING, PUBLISHING, BROADCASTING (0.1%)
Pegasus Communications Corp.,
  Class A* ........................    3,384        $    330,786
                                                    ------------
CONSUMER CYCLICALS (0.0%)
RETAIL--GENERAL (0.0%)
FTD Corp.*+ .......................   37,500             187,500
                                                    ------------
TECHNOLOGY (0.0%)
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (0.0%)
Optel, Inc.*+ .....................   10,000             100,000
                                                    ------------
TOTAL COMMON STOCKS (0.1%)
  (Cost $15).......................                      618,286
                                                    ------------
PREFERRED STOCKS:
CONSUMER NON-CYCLICALS (0.1%)
HOSPITAL SUPPLIES & SERVICES (0.1%)
Harborside Healthcare
  13.50%*(a) ......................    2,361             660,968
                                                    ------------
TECHNOLOGY (2.6%)
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (0.8%)
21st Century Telecommunications
  Group 13.75%, (a) ...............    5,123           4,354,813
                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES (1.8%)
Nextel Communications, Inc.
  (Series E) 11.125%, (a) .........   10,278          10,278,130
                                                    ------------
  TOTAL TECHNOLOGY ................                   14,632,943
                                                    ------------
TOTAL PREFERRED STOCKS (2.7%)
  (Cost $16,377,965)...............                   15,293,911
                                                    ------------
                                         NUMBER
                                       OF WARRANTS
                                      ------------
WARRANTS:
CAPITAL GOODS (0.0%)
BUILDING & CONSTRUCTION (0.0%)
Capital Pacific Holdings, Inc.,
  expiring 5/1/02*+ ...............      11,850            5,925
                                                    ------------
CONSUMER CYCLICALS (0.0%)
LEISURE RELATED (0.0%)
Discovery Zone, expiring
  8/1/07*+ ........................       3,500                4
                                                    ------------
RETAIL--GENERAL (0.0%)
V2 Music Holdings, expiring
  4/15/08*+ .......................       8,000           20,000
                                                    ------------
  TOTAL CONSUMER CYCLICALS ........                       20,004
                                                    ------------
CONSUMER NON-CYCLICALS (0.0%)
HOSPITAL SUPPLIES & SERVICES (0.0%)
Renaissance Cosmetics, Inc.,
  expiring 8/15/01*+ ..............       2,000                2
Wright Medical Technology, Inc.,
  expiring 6/30/03* ...............         618                6
                                                    ------------
  TOTAL CONSUMER NON-CYCLICALS.....                            8
                                                    ------------
DIVERSIFIED (0.0%)
MISCELLANEOUS (0.0%)
Republic Technologies, expiring
  7/15/04*+ .......................       7,000               --
                                                    ------------
--------------------------------------------------------------------------------
                                                  NUMBER           VALUE
                                               OF WARRANTS        (NOTE 1)
--------------------------------------------------------------------------------
TECHNOLOGY (1.0%)
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (0.8%)
21st Century Telecommunications
  Group, expiring 2/15/10*+ ...............        4,000      $         --
Knology Holdings, Inc., expiring
  10/15/07*+ ..............................       15,000            37,500
Long Distance International, Inc.,
  expiring 4/13/08+ .......................        5,000                --
Loral Space & Communications,
  expiring 1/15/07* .......................        4,000            38,000
Primus Telecommunications,
  expiring 8/1/04* ........................        6,500           325,000
Startec Global Communications
  Corp., expiring 5/15/08* ................        5,000            72,500
Versatel Telecommunications,
  expiring 5/15/08*+ ......................       10,000         4,000,000
                                                              ------------
                                                                 4,473,000
                                                              ------------
ELECTRONICS (0.2%)
Inter Act Electronic Marketing,
  expiring 12/15/09* ......................        1,500                --
InterAct Systems, Inc., expiring
  8/1/03* .................................        1,500                15
Splitrock Services, Inc., expiring
  7/15/08*+ ...............................       10,000           940,000
                                                              ------------
                                                                   940,015
                                                              ------------
OFFICE EQUIPMENT (0.0%)
Intersil Corp., expiring 8/15/09* .........        5,000                --
                                                              ------------
  TOTAL TECHNOLOGY ........................                      5,413,015
                                                              ------------
TOTAL WARRANTS (1.0%)
  (Cost $121,645)..........................                      5,438,952
                                                              ------------
                                               PRINCIPAL
                                                AMOUNT
                                               ---------
LONG-TERM DEBT SECURITIES:
BASIC MATERIALS (7.8%)
CHEMICALS (4.1%)
Aqua Chemicals, Inc.
  11.25%, 7/1/08 ..........................   $5,500,000         3,052,500
Equistar Chemicals LP
  8.75%, 2/15/09 ..........................    7,000,000         6,898,017
Lyondell Chemical Co. (Series B)
  9.875%, 5/1/07 ..........................    3,000,000         3,075,000
ZSC Specialty Chemicals plc
  11.00%, 7/1/09+ .........................   10,000,000        10,375,000
                                                              ------------
                                                                23,400,517
                                                              ------------
METALS & MINING (0.4%)
Elgin National Industries
  (Series B)
  11.00%, 11/1/07 .........................    3,000,000         2,400,000
                                                              ------------
PAPER (2.5%)
Crown Paper Co. 11.00%, 9/1/05.............    9,235,000         5,633,350
Doman Industries Ltd.
  12.00%, 7/1/04 ..........................    7,000,000         7,288,750
Pen Tab Industries, Inc.
  (Series B)
  10.875%, 2/1/07 .........................    3,500,000           875,000
                                                              ------------
                                                                13,797,100
                                                              ------------

EQ ADVISORS TRUST
ALLIANCE HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                         PRINCIPAL                VALUE
                                          AMOUNT                 (NOTE 1)
--------------------------------------------------------------------------------
STEEL (0.8%)
Republic Technology/RTI Capital
  13.75%, 7/15/09+ ................   $  7,000,000             $  4,620,000
                                                               ------------
  TOTAL BASIC MATERIALS ...........                              44,217,617
                                                               ------------
BUSINESS SERVICES (4.8%)
PRINTING, PUBLISHING, BROADCASTING (1.4%)
GOSS Graphic Systems, Inc.
  12.25%, 11/19/05(c) .............      3,000,000                  930,000
Radio One, Inc. (Series B)
  7.00%, 5/15/04 (b) ..............      5,000,000                5,325,000
Supercanal Holding SA
  11.75%, 5/15/02 .................      1,738,812                1,738,812
                                                               ------------
                                                                  7,993,812
                                                               ------------
PROFESSIONAL SERVICES (2.4%)
Employee Solutions, Inc.
  (Series B)
  10.00%, 10/15/04 ................      3,250,000                1,950,000
Pentacon, Inc.
  12.25%, 4/1/09 ..................      7,000,000                6,300,000
Primark Corp.
  9.25%, 12/15/08 .................      6,000,000                5,670,000
                                                               ------------
                                                                 13,920,000
                                                               ------------
TRUCKING, SHIPPING (1.0%)
NTEX, Inc.
  11.50%, 6/1/06 ..................      2,000,000                  700,000
Stena Line AB
  10.625%, 6/1/08 .................      8,000,000                4,720,000
                                                               ------------
                                                                  5,420,000
                                                               ------------
  TOTAL BUSINESS SERVICES .........                              27,333,812
                                                               ------------
CAPITAL GOODS (5.1%)
ELECTRICAL EQUIPMENT (1.3%)
AES Corp.
  9.50%, 6/1/09 ...................      7,000,000                7,061,250
                                                               ------------
MACHINERY (3.8%)
Generac Portable LLC
  11.25%, 7/1/06 ..................      7,000,000                7,140,000
Penhall International
  12.00%, 8/1/06 ..................      5,000,000                5,075,000
Sequa Corp.
  9.00%, 8/1/09 ...................      7,000,000                6,772,500
Woods Equipment Co. (Series B)
  12.00%, 7/15/09 .................      3,000,000                2,700,000
                                                               ------------
                                                                 21,687,500
                                                               ------------
  TOTAL CAPITAL GOODS .............                              28,748,750
                                                               ------------
CONSUMER CYCLICALS (9.7%)
AIRLINES (0.5%)
Aircraft Service International
  Group
  11.00%, 8/15/05 .................      3,000,000                2,760,000
                                                               ------------
APPAREL & TEXTILES (0.3%)
St. John Knits International, Inc.
  12.50%, 7/1/09+ .................      2,000,000                1,770,000
                                                               ------------
AUTO RELATED (2.2%)
Avis Rent a Car, Inc.
  11.00%, 5/1/09 ..................      4,500,000                4,725,000


--------------------------------------------------------------------------------
                                         PRINCIPAL                VALUE
                                          AMOUNT                 (NOTE 1)
--------------------------------------------------------------------------------
Tenneco Automotive, Inc.
  11.625%, 10/15/09+ ..............   $  7,350,000             $  7,497,000
                                                               ------------
                                                                 12,222,000
                                                               ------------
AUTOS & TRUCKS (0.9%)
Breed Technologies, Inc.
  9.25%, 4/15/08(c) ...............      8,000,000                   90,000
Sonic Automotive, Inc.
  11.00%, 8/1/08 ..................      5,250,000                5,197,500
                                                               ------------
                                                                  5,287,500
                                                               ------------
FOOD SERVICES, LODGING (2.8%)
ICG Services, Inc. 0.00%, 5/1/08
  (Step Bond) .....................      7,000,000                3,535,000
NE Restaurant Co., Inc.
  10.75%, 7/15/08 .................      8,000,000                7,080,000
Romacorp, Inc.
  12.00%, 7/1/06 ..................      6,000,000                5,400,000
                                                               ------------
                                                                 16,015,000
                                                               ------------
LEISURE RELATED (1.7%)
Hedstrom Corp.
  10.00%, 6/1/07 ..................      6,000,000                  360,000
Marvel Enterprises, Inc.
  12.00%, 6/15/09 .................      8,000,000                7,360,000
Silverleaf Resorts, Inc.
  10.50%, 4/1/08 ..................      3,000,000                2,025,000
                                                               ------------
                                                                  9,745,000
                                                               ------------
PHOTO & OPTICAL (0.8%)
Polaroid Corp.
  11.50%, 2/15/06 .................      4,300,000                4,214,000
                                                               ------------
RETAIL--GENERAL (0.5%)
V2 Music Holdings plc
  0.00%, 4/15/08 (Step Bond)+ .....      8,000,000                2,720,000
                                                               ------------
  TOTAL CONSUMER CYCLICALS ........                              54,733,500
                                                               ------------
CONSUMER NON-CYCLICALS (8.3%)
CONTAINERS (0.6%)
Riverwood International Corp.
  10.875%, 4/1/08 .................      3,500,000                3,430,000
                                                               ------------
FOODS (2.2%)
Imperial Holly Corp.
  9.75%, 12/15/07 .................      6,000,000                4,380,000
SFC New Holdings, Inc.
  12.125%, 10/1/02 ................      8,000,000                7,880,000
SFC Sub, Inc.
  0.00%, 12/15/09 (Step Bond) .....        383,149                  187,743
                                                               ------------
                                                                 12,447,743
                                                               ------------
HOSPITAL SUPPLIES & SERVICES (3.4%)
Concentra Operating Corp.
  (Series A) 13.00%, 8/15/09+ .....      9,000,000                8,190,000
Iasis Healthcare Corp.
  13.00%, 10/15/09+ ...............      6,000,000                6,180,000
Unilab Finance Corp.
  12.75%, 10/1/09+ ................      5,000,000                5,175,000
                                                               ------------
                                                                 19,545,000
                                                               ------------
RETAIL--FOOD (2.1%)
Di Giorgio Corp. (Series B)
  10.00%, 6/15/07 .................      5,000,000                4,600,000
Stater Brothers Holdings
  10.75%, 8/15/06 .................      7,000,000                7,087,500
                                                               ------------
                                                                 11,687,500
                                                               ------------
  TOTAL CONSUMER NON-CYCLICALS.....                              47,110,243
                                                               ------------

EQ ADVISORS TRUST
ALLIANCE HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                            PRINCIPAL                VALUE
                                             AMOUNT                (NOTE 1)
--------------------------------------------------------------------------------
CREDIT SENSITIVE (10.8%)
ASSET BACKED (1.5%)
Russell-Stanley Holding, Inc.
  10.875%, 2/15/09 ...................   $ 10,000,000             $  8,700,000
                                                                  ------------
FINANCIAL SERVICES (1.8%)
Lodgian Financing Corp.
  12.25%, 7/15/09 ....................      3,500,000                3,465,000
PTC International Finance II SA
  11.25%, 12/1/09+ ...................      7,000,000                6,860,000
                                                                  ------------
                                                                    10,325,000
                                                                  ------------
INSURANCE (0.9%)
Willis Corroon Corp
  9.00%, 2/1/09 ......................      6,000,000                4,995,000
                                                                  ------------
UTILITY--ELECTRIC (1.4%)
Cogentrix Energy Inc. (Series B)
  8.75%,  10/15/08 ...................      5,000,000                4,768,750
PSEG Energy Holdings
  10.00%, 10/1/09+ ...................      3,000,000                3,075,009
                                                                  ------------
                                                                     7,843,759
                                                                  ------------
UTILITY--TELEPHONE (5.2%)
Alestra S.A.
  12.625%, 5/15/09+ ..................      7,000,000                7,052,500
NEXTLINK Communications,
  Inc
  10.50%, 12/1/09+ ...................     12,000,000               12,180,000
Viatel, Inc.
  11.50%, 3/15/09 ....................     10,000,000               10,175,000
                                                                  ------------
                                                                    29,407,500
                                                                  ------------
  TOTAL CREDIT SENSITIVE .............                              61,271,259
                                                                  ------------
DIVERSIFIED (4.4%)
MISCELLANEOUS (4.4%)
Blount, Inc.
  13.00%, 8/1/09+ ....................      4,000,000                4,220,000
Elgar Holdings, Inc.
  9.875%, 2/1/08 .....................      2,250,000                1,575,000
Precision Partners, Inc.
  12.00%, 3/15/09+ ...................      6,200,000                4,340,000
SCG Holding Corp.
  12.00%, 8/1/09+ ....................      6,500,000                6,922,500
TM Group Holdings plc
  11.00%, 5/15/08 ....................      8,000,000                7,860,000
                                                                  ------------
  TOTAL DIVERSIFIED ..................                              24,917,500
                                                                  ------------
ENERGY (3.9%)
COAL & GAS PIPELINES (0.6%)
Chesapeake Energy Corp.
  (Series B)
  9.625%, 5/1/05 .....................      3,800,000                3,610,000
                                                                  ------------
OIL--DOMESTIC (0.8%)
Trans-Resources, Inc. (Series B)
  10.75%, 3/15/08 ....................      5,000,000                4,450,000
TransTexas Gas Corp. (Series D)
  13.75%, 12/31/01(c) ................      5,829,000                   58,290
                                                                  ------------
                                                                     4,508,290
                                                                  ------------


--------------------------------------------------------------------------------
                                            PRINCIPAL                VALUE
                                             AMOUNT                (NOTE 1)
--------------------------------------------------------------------------------
OIL--INTERNATIONAL (1.4%)
Eagle Geophysical, Inc.
  (Series B)
  10.75%, 7/15/08(c) .................   $  3,000,000             $    240,000
Northern Offshore ASA
  10.00%, 5/15/05 ....................      6,500,000                3,965,000
Queen Sand Resources, Inc.
  12.50%, 7/1/08 .....................      7,500,000                3,750,000
                                                                  ------------
                                                                     7,955,000
                                                                  ------------
OIL--SUPPLIES & CONSTRUCTION (1.1%)
Eott Energy Partners LP
  11.00%, 10/1/09 ....................      6,000,000                6,210,000
                                                                  ------------
  TOTAL ENERGY .......................                              22,283,290
                                                                  ------------
TECHNOLOGY (32.0%)
COMPUTER SOFTWARE (4.8%)
Exodus Communications, Inc.
  10.75%, 12/15/09 ...................     10,000,000               10,175,000
  11.25%, 7/1/08 .....................      4,000,000                4,130,000
PSINet, Inc.
  10.50%, 12/1/06+ ...................      5,000,000                5,037,500
  11.00%, 8/1/09 .....................      7,500,000                7,725,000
                                                                  ------------
                                                                    27,067,500
                                                                  ------------
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (19.9%)
Econophone, Inc.
  13.50%, 7/15/07 ....................      6,500,000                6,890,000
Global Crossing Holding Ltd.
  9.125%, 11/15/06+ ..................      2,500,000                2,471,875
  9.50%, 11/15/09+ ...................      5,000,000                4,925,000
Iridium LLC/Capital Corp.
  (Series B)
  14.00%, 7/15/05(c) .................     12,000,000                  600,000
Iridium LLC/Capital Corp.
  (Series D)
  10.875%, 7/15/05(c) ................      5,000,000                  200,000
Logix Communication Enterprise
  12.25%, 6/15/08 ....................      9,000,000                6,480,000
Metromedia Fiber Network
  10.00%, 12/15/09+ ..................      6,000,000                6,150,000
NTL Communications Corp.
  9.25%, 11/15/06+ ...................      7,500,000                7,562,619
Optel, Inc. (Series B)
  13.00%, 2/15/05(c) .................     10,000,000                7,200,000
Primus Telecommunications
  12.75%, 10/15/09 ...................      4,500,000                4,668,750
RSL Communications plc 9.875%,
  11/15/09 ...........................      6,000,000                5,460,000
Startec Global
  Communications, Inc.
  12.00%, 5/15/08 ....................      5,000,000                4,375,000
United Pan-European
  Communications
  10.875%, 8/1/09 ....................     12,000,000               12,150,000
  0.00%, 11/1/09 (Step Bond)+ ........      7,000,000                3,920,000
US Xchange LLC
  15.00%, 7/1/08 .....................      6,500,000                5,460,000

EQ ADVISORS TRUST
ALLIANCE HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999


---------------------------------------------------------------------
                                          PRINCIPAL        VALUE
                                            AMOUNT       (NOTE 1)
---------------------------------------------------------------------
Versatel Telecommunications
  13.25%, 5/15/08 .....................  $ 9,500,000    $10,117,500
Williams Communications Group,
  Inc.
  10.875%, 10/1/09 ....................    2,000,000      2,090,000
WinStar Communications, Inc.
  11.00%, 3/15/08 .....................    2,000,000      2,040,000
WinStar Equipment Corp.
  12.50%, 3/15/04 .....................    6,500,000      6,922,500
Worldwide Fiber, Inc.
  12.00%, 8/1/09+ .....................   12,600,000     12,978,000
                                                       ------------
                                                        112,661,244
                                                       ------------
ELECTRONICS (2.8%)
CHS Electronics, Inc.
  9.875%, 4/15/05 .....................   10,000,000      1,325,000
Geologistics Corp.
  9.75%, 10/15/07 .....................    4,000,000      1,200,000
Integrated Circuit Systems
  11.50%, 5/15/09 .....................    4,000,000      3,970,000
Interact Operating Co.
  14.00%, 8/1/03 (a) ..................      750,000        255,000
Splitrock Services, Inc. (Series B)
  11.75%, 7/15/08 .....................   10,000,000      9,350,000
                                                       ------------
                                                         16,100,000
                                                       ------------
OFFICE EQUIPMENT (1.1%)
Intersil Corp.
  13.25%, 8/15/09+ ....................    5,000,000      6,250,000
                                                       ------------
OFFICE EQUIPMENT SERVICES (1.5%)
Global Telesystems Europe
  11.00%, 12/1/09+ ....................    2,000,000      2,013,169


---------------------------------------------------------------------
                                          PRINCIPAL        VALUE
                                            AMOUNT       (NOTE 1)
---------------------------------------------------------------------
Verio, Inc.
  10.625%, 11/15/09+ ..................  $ 6,000,000    $ 6,150,000
                                                       ------------
                                                          8,163,169
                                                       ------------
WIRELESS TELECOMMUNICATION
  SERVICES (1.9%)
Nextel Communications, Inc.
  9.35%, 11/15/09, (a)+ ...............   11,000,000     10,780,000
                                                       ------------
  TOTAL TECHNOLOGY ....................                 181,021,913
                                                       ------------
TOTAL LONG-TERM DEBT
  SECURITIES (86.8%)
  (Cost $575,600,458)..................                 491,637,884
                                                       ------------
SHORT-TERM DEBT
  SECURITIES:
TIME DEPOSITS (4.9%)
Chase Nassau
  3.48%, 1/3/00 .......................   27,513,832     27,513,832
                                                       ------------
U.S. GOVERNMENT AGENCIES (1.7%)
Federal Home Loan Mortgage
  Corp. (Discount Note), 2/24/00.......   10,000,000      9,912,153
                                                       ------------
TOTAL SHORT-TERM DEBT
  SECURITIES (6.6%)
  (Amortized Cost $37,425,985).........                  37,425,985
                                                       ------------
TOTAL INVESTMENTS (97.2%)
  (Cost/Amortized Cost
  $629,526,068)........................                 550,415,018
OTHER ASSETS
  LESS LIABILITIES (2.8%) .............                  16,167,202
                                                       ------------
NET ASSETS (100%) .....................                $566,582,220
                                                      =============

----------
*     Non-income producing.

+ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1999, these securities amounted to $164,706,103 or 29.07% of net assets.

(a)   Paid-in-kind preferred, quarterly stock payments.

(b) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 1999.

(c)   Security in default, non-income producing.
--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 1999 were as follows:


COST OF PURCHASES:
 Stocks and long-term corporate debt securities ......... $1,001,043,515

NET PROCEEDS OF SALES AND REDEMPTIONS:
 Stocks and long-term corporate debt securities .........    960,515,156

As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........    $  14,832,728
Aggregate gross unrealized depreciation .........      (94,038,673)
                                                     -------------
Net unrealized depreciation .....................    $ (79,205,945)
                                                     =============
Federal income tax cost of investments ..........    $ 629,620,963
                                                     =============

The Portfolio has a net capital loss carryforward of $103,665,061 which expires in the year 2007.




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999

--------------------------------------------------------------------------------
                                                  PRINCIPAL          VALUE
                                                   AMOUNT           (NOTE 1)
--------------------------------------------------------------------------------
LONG-TERM DEBT SECURITIES:
CREDIT SENSITIVE (82.6%)
ASSET BACKED (18.6%)
Amresco Residential Securities
  Mortgage Loan Trust
  5.94%, 3/25/15 (a) ........................   $ 4,500,000      $  4,435,335
Countrywide Home Equity Loan
  Trust
  6.6425%, 10/15/24 (a) .....................     2,207,270         2,195,549
Delta Funding Home Equity Loan
  Trust
  6.14%, 3/15/18 ............................     6,028,308         5,982,131
Green Tree Home Improvement
  Loan Trust
  6.25%, 8/15/29 ............................     5,000,000         4,920,300
Honda Auto Lease Trust
  6.45%, 9/16/02 ............................     7,000,000         6,960,660
Providian Master Trust
  6.60%, 4/16/07 ............................     6,750,000         6,675,143
The Money Store Home Equity
  Trust
  6.725%, 6/15/24 ...........................     7,000,000         6,513,640
                                                                 ------------
                                                                   37,682,758
                                                                 ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (4.2%)
Allied Capital Commercial Mortgage
  Trust
  6.31%, 9/25/03+ ...........................     1,618,044         1,596,055
Government Lease Trust
  4.00%, 5/18/11+ ...........................     4,500,000         3,192,210
Morgan Stanley Capital I
  6.17%, 10/3/08 ............................     4,000,000         3,660,640
Prudential Home Mortgage
  Securities
  7.63%, 1/25/24 (a) ........................        59,699            59,773
                                                                 ------------
                                                                    8,508,678
                                                                 ------------
U.S. GOVERNMENT (30.3%)
U.S. Treasury Bond
  11.875%, 11/15/03 .........................    23,050,000        27,213,406
U.S. Treasury Notes
  6.00%, 8/15/04 ............................    23,925,000        23,551,172
  7.00%, 7/15/06 ............................     2,005,000         2,053,872
  6.00%, 8/15/09 ............................     9,000,000         8,718,750
                                                                 ------------
                                                                   61,537,200
                                                                 ------------
U.S. GOVERNMENT AGENCIES (29.5%)
Federal Farm Credit Corp.
  6.29%, 8/25/04 ............................     4,700,000         4,593,681
Federal Home Loan Bank
  5.77%, 2/3/04 .............................     6,430,000         6,181,892
Federal Home Loan Mortgage Corp.
  9.50%, 9/1/20 .............................       471,567           497,356
Federal National Mortgage Association
7.00%, 7/1/13 ...............................        17,069            16,883
  7.50%, 8/1/13 .............................     6,163,602         6,202,772
  6.00%, 12/1/13 ............................        65,668            62,337
  TBA, 7.00%, 1/25/15 .......................    10,000,000         9,887,500
  TBA, 7.50%, 1/25/30 .......................    15,800,000        15,627,180
  TBA, 8.00%, 1/25/30 .......................    11,300,000        11,388,276
Tennessee Valley Authority
  6.50%, 8/20/01 ............................     5,400,000         5,378,589
                                                                 ------------
                                                                   59,836,466
                                                                 ------------
  TOTAL CREDIT SENSITIVE ....................                     167,565,102
                                                                 ------------
TOTAL LONG-TERM DEBT SECURITIES (82.6%)
 (Cost $170,312,448).........................                     167,565,102
                                                                 ------------

--------------------------------------------------------------------------------
                                                  PRINCIPAL          VALUE
                                                   AMOUNT           (NOTE 1)
--------------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES:
REPURCHASE AGREEMENT (15.8%)
  PaineWebber, Inc. 3.50%, dated
  12/31/99, due 1/3/00, to be
  repurchased at $32,009,333,
  collateralized by $20,815,000 of
  U.S. Treasury Notes, 5.625% due
  12/31/02 valued at $20,820,656 and
  $12,250,000 of U.S. Treasury
  Notes, 4.50% due 9/30/00, valued
  at $12,343,290.............................   $32,000,000      $ 32,000,000
                                                                 ------------
TIME DEPOSITS (7.0%)
Chase Nassau,
  3.48%, 1/03/00 ............................    14,236,704        14,236,704
                                                                 ------------
U.S. GOVERNMENT AGENCIES (11.8%)
Federal Home Loan Bank
  (Discount Note)
  1/11/00 ...................................    24,000,000        23,961,666
                                                                 ------------
TOTAL SHORT-TERM DEBT
  SECURITIES (34.6%)
  (Amortized Cost $70,198,370)...............                      70,198,370
                                                                 ------------
TOTAL INVESTMENTS (117.2%)
  (Cost/Amortized Cost
  $240,510,818)..............................                     237,763,472
OTHER ASSETS
  LESS LIABILITIES (-17.2%) .................                     (34,988,932)
                                                                 ------------
NET ASSETS (100%) ...........................                    $202,774,540
                                                                 ============

---------------------
+ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1999, these securities amounted to $4,788,265 or 2.36% of net assets.

(a) Coupon will fluctuate based upon an interest rate index. Stated due date reflects final maturity of security.

TBA-Security is subject to delayed delivery.

EQ ADVISORS TRUST
ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999

--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 1999 were as follows:


COST OF PURCHASES:
U.S. Government securities ...........    $763,664,220

NET PROCEEDS OF SALES AND REDEMPTIONS:
U.S. Government securities ...........     883,939,610


As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........     $     151,741
Aggregate gross unrealized depreciation .........        (2,903,013)
                                                      -------------
Net unrealized depreciation .....................     $  (2,751,272)
                                                      =============
Federal income tax cost of investments ..........     $ 240,514,744
                                                      =============

At December 31, 1999, the Portfolio had loaned securities with a total value of $26,232,963, which was secured by collateral valued at $26,954,524 of which $2,346,599 was in the form of U.S. Government securities.

The Portfolio has a net capital loss carryforward of $11,725,172 of which $5,101,186 expires in the year 2002, $482,139 expires in the year 2004 and $6,141,847 expires in the year 2007.









                       See Notes to Financial Statements.

EQ ADVISORS TRUST
ALLIANCE INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999

--------------------------------------------------------------------------------
                                              NUMBER                VALUE
                                            OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
FINLAND (4.4%)
Nokia OYJ* .........................          69,700         $ 12,650,748
                                                             ------------
FRANCE (7.6%)
Banque Nationale de Paris ..........          81,400            7,518,493
Carrefour S.A.* ....................          21,500            3,969,518
Sanofi-Synthelabo S.A.* ............         113,000            4,710,422
Total Fina S.A., Class B ...........          40,880            5,461,824
                                                             ------------
                                                               21,660,257
                                                             ------------
GERMANY (4.7%)
Mannesmann AG ......................          55,900           13,550,559
                                                             ------------
HONG KONG (2.6%)
Cheung Kong Holdings Ltd. ..........          50,000              635,171
China Telecom (Hong Kong)
  Ltd. .............................         753,000            4,707,763
Citic Pacific Ltd. .................         592,000            2,227,568
                                                             ------------
                                                                7,570,502
                                                             ------------
IRELAND (1.0%)
Bank of Ireland ....................         367,000            2,923,507
                                                             ------------
JAPAN (29.2%)
Bank of Fukuoka Ltd. ...............         555,000            3,849,115
Bank of Tokyo-Mitsubishi Ltd. ......         501,000            6,978,617
Banyu Pharmaceutical Co., Ltd.......         156,000            2,418,664
Canon, Inc. ........................         117,000            4,646,581
Daito Trust Construction Co. .......          21,700              241,984
Daiwa Securities Group Ltd. ........         195,000            3,050,034
Data Communication System
  Co. ..............................              20                2,465
Japan Tobacco, Inc. ................             214            1,636,975
Kao Corp. ..........................         265,000            7,556,246
Kawasaki Steel Corp. ...............         986,000            1,765,020
Nippon Television Network
  Corp. ............................           2,710            3,181,062
NTT Mobile Communications
  Network, Inc. ....................             310           11,917,245
Santen Pharmaceutical Co., Ltd......          22,000              362,614
Seven-Eleven Japan Co., Ltd. .......             600               95,080
Softbank Corp. .....................           9,800            9,375,330
Sumitomo Trust & Banking ...........         699,000            4,717,891
Takeda Chemical Industries Ltd......         118,000            5,829,013
TDK Corp. ..........................          34,000            4,692,752
Tokyo Electron Ltd. ................          65,000            8,901,496
Yamanouchi Pharmaceutical Co.,
  Ltd. .............................          81,000            2,828,622
                                                             ------------
                                                               84,046,806
                                                             ------------
KOREA (2.2%)
SK Telecom Co., Ltd. (ADR) .........         165,560            6,352,807
                                                             ------------
NETHERLANDS (11.7%)
Akzo Nobel N.V. ....................          40,000            2,008,632
Equant N.V. - New York
  Registered Shares* ...............          58,800            6,585,600



--------------------------------------------------------------------------------
                                              NUMBER                VALUE
                                            OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Equant N.V.* .......................          19,300         $  2,193,270
STMicroelectronics N.V.* ...........          46,800            7,210,745
United Pan-Europe
  Communications N.V.* .............         120,700           15,456,883
                                                             ------------
                                                               33,455,130
                                                             ------------
SINGAPORE (1.9%)
DBS Group Holdings Ltd.* ...........         340,000            5,573,107
                                                             ------------
SPAIN (2.8%)
Banco Santander Central
  Hispano S.A. .....................          13,872              157,223
Repsol S.A. ........................         170,000            3,946,073
Tabacalera S.A., Class A ...........         281,000            4,023,515
                                                             ------------
                                                                8,126,811
                                                             ------------
SWEDEN (1.4%)
Securitas AB, Class B ..............         216,610            3,928,623
                                                             ------------
SWITZERLAND (1.9%)
ABB AG Ltd.* .......................          43,600            5,335,281
                                                             ------------
THAILAND (0.0%)
CMIC Finance & Securities
  Public Co., Ltd.* - Foreign
  Shares ...........................          51,000                   --
                                                             ------------
UNITED KINGDOM (25.2%)
Bank of Scotland ...................         605,200            7,027,889
British Aerospace plc ..............         607,000            4,019,478
British Airways plc ................         622,000            4,058,531
British Sky Broadcasting plc .......         628,857           10,121,067
CGU plc ............................         167,000            2,690,460
CRH plc ............................         141,500            3,039,114
Dixons Group plc ...................         119,000            2,861,797
Next plc ...........................         802,200            7,696,020
Orange plc .........................         179,450            6,057,408
Randgold Resources Ltd.
  (GDR)* ...........................          30,300              121,200
Royal Bank of Scotland Group
  plc ..............................         358,000            6,348,669
Standard Chartered plc .............         513,500            7,970,048
United News & Media plc ............         496,640            6,328,719
Vodafone AirTouch plc ..............         839,500            4,159,129
                                                             ------------
                                                               72,499,529
                                                             ------------
TOTAL COMMON STOCKS (96.6%)
  (Cost $207,750,320)...............                          277,673,667
                                                             ------------
                                             NUMBER
                                               OF
                                            WARRANTS
                                            --------
WARRANTS:
NORWAY (0.0%)
Frontline Ltd., expiring 5/11/01*
  (Cost $3,956).....................          58,011                   --
                                                             ------------


EQ ADVISORS TRUST
ALLIANCE INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999

-----------------------------------------------------------------------
                                          PRINCIPAL          VALUE
                                            AMOUNT          (NOTE 1)
-----------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSITS (2.5%)
Chase Nassau
  3.48%, 1/03/00 ....................   $7,104,456      $  7,104,456
                                                        ------------
TOTAL SHORT-TERM DEBT SECURITIES (2.5%)
 (Amortized Cost $7,104,456).........                      7,104,456
                                                        ------------
TOTAL INVESTMENTS (99.1%)
  (Cost/Amortized Cost
  $214,858,732)......................                    284,778,123
OTHER ASSETS
  LESS LIABILITIES (0.9%) ...........                      2,739,217
                                                        ------------
NET ASSETS (100%) ...................                   $287,517,340
                                                        ============

--------------------------------------------------------------------------------
MARKET SECTOR DIVERSIFICATION (Unaudited)
As a Percentage of Total Equity
  Investments
Basic Materials ..................................                  1.4%
Business Services ................................                  8.9
Capital Goods ....................................                  7.3
Consumer Cyclicals ...............................                  6.9
Consumer Non-Cyclicals ...........................                 11.9
Credit Sensitive .................................                 21.3
Diversified ......................................                  0.8
Energy ...........................................                  5.2
Technology
     Computer Software ...........................       3.4
     Diversified Telecommunications
       Services ..................................       7.2
     Electronics .................................       7.4
     Office Equipment Services ...................       3.1
     Wireless Telecommunication Services .........      15.2
                                                        ----
Total Technology .................................                 36.3
                                                                  -----
                                                                  100.0%
                                                                  =====

-------------------------
*  Non-income producing.

   Glossary:
   ADR--American Depositary Receipt
   GDR--Global Depositary Receipt

EQ ADVISORS TRUST
ALLIANCE INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999


--------------------------------------------------------------------------------
At December 31, 1999, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)


                                              LOCAL
                                            CONTRACT       COST ON         U.S.$         UNREALIZED
                                             AMOUNT      ORIGINATION      CURRENT       APPRECIATION
                                             (000'S)         DATE          VALUE       (DEPRECIATION)
                                           ----------   -------------   -----------   ---------------
FOREIGN CURRENCY BUY CONTRACTS
British Pound, expiring 1/4/00 .........        582        $942,480      $940,582        $ (1,898)
Japanese Yen, expiring 1/4/00 ..........     12,654         123,392       123,779             387
Swedish Krona, expiring 1/4/00 .........      4,438         520,458       522,723           2,265
Swedish Krona, expiring 1/5/00 .........      2,192         258,201       258,154             (47)

FOREIGN CURRENCY SELL CONTRACTS
Japanese Yen, expiring 1/5/00 ..........     15,901         155,310       155,538            (228)
Japanese Yen, expiring 1/6/00 ..........     25,990         254,545       254,234             311
                                                                                         --------
                                                                                         $    790
                                                                                         ========

Investment security transactions for the year ended December 31, 1999 were as follows:



COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $338,672,669

NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     345,129,126


As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:



Aggregate gross unrealized appreciation .........     $ 77,524,110
Aggregate gross unrealized depreciation .........       (8,719,379)
                                                      ------------
Net unrealized appreciation .....................     $ 68,804,731
                                                      ============
Federal income tax cost of investments ..........     $215,973,392
                                                      ============

At December 31, 1999. the Portfolio had loaned securities with a total value of $12,498,505, which was secured by collateral of $13,185,182.


For the period from January 1, 1999 to December 31, 1999, the Portfolio incurred approximately $1,086 as brokerage commissions with Donaldson, Lufkin & Jenrette Securities Corp., an affiliated broker/dealer.









                       See Notes to Financial Statements.

EQ ADVISORS TRUST
ALLIANCE MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999


--------------------------------------------------------------------------------
                                                  PRINCIPAL           VALUE
                                                    AMOUNT           (NOTE 1)
--------------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES:
CERTIFICATES OF DEPOSIT (19.0%)
Bayerische Landesbank
  5.11%, 3/21/00 ........................      $15,000,000       $   14,965,455
Chase Manhattan Bank
  5.37%, 5/22/00 ........................       18,000,000           17,949,866
Deutsche Bank N.Y.
  5.11%, 2/22/00 ........................       15,000,000           14,980,911
  5.26%, 5/18/00 ........................       20,000,000           19,938,054
First National Bank Chicago
  5.60%, 6/14/00 ........................       25,000,000           24,939,060
First Tennessee Bank
  5.50%, 1/31/00 ........................       28,000,000           27,994,405
National Westminster Bank plc
  5.69%, 4/17/00 ........................       40,000,000           39,991,072
Rabobank Nederland N.V.
  5.02%, 2/8/00 .........................       25,000,000           24,974,795
  5.18%, 3/28/00 ........................        3,500,000            3,492,692
Toronto Dominion Bank
  5.05%, 2/14/00 ........................       20,000,000           19,977,424
  5.29%, 3/6/00 .........................       15,000,000           14,978,976
UBS AG Stamford
  5.29%, 5/22/00 ........................       26,000,000           25,918,194
Wachovia Bank and Trust Co.
  5.09%, 2/23/00 ........................       25,000,000           24,967,765
                                                                 --------------
  TOTAL CERTIFICATES OF DEPOSIT .........                           275,068,669
                                                                 --------------
COMMERCIAL PAPER (45.5%)
Albertson's, Inc.
  6.30%, 1/12/00 ........................        7,000,000            6,988,236
Allstate Corp.
  5.75%, 3/14/00 ........................       19,000,000           18,787,711
American General Corp.
  5.90%, 2/29/00 ........................       17,000,000           16,845,370
Associates Corp. of North
  America
  5.72%, 3/14/00 ........................       19,000,000           18,787,711
Bank of America Corp.
  6.00%, 3/14/00 ........................       10,000,000            9,888,269
  6.03%, 3/22/00 ........................       15,000,000           14,814,038
Centric Capital Corp.
  5.81%, 3/17/00 ........................       20,000,000           19,767,354
  6.10%, 3/20/00 ........................        5,000,000            4,939,543
  6.10%, 3/23/00 ........................       18,000,000           17,774,089
Daimler Benz AG
  5.90%, 3/1/00 .........................       30,000,000           29,720,499
Dorada Finance Corp.
  5.77%, 4/14/00 ........................        8,000,000            7,871,733
Falcon Asset Securitization
  6.30%, 2/1/00 .........................       23,000,000           22,890,870
  6.70%, 1/18/00 ........................        8,899,000            8,875,887
Golden Funding Corp.
  6.00%, 2/28/00 ........................       31,000,000           30,724,804
  7.00%, 1/27/00 ........................       16,070,000           16,006,165
Goldman Sachs
  6.15%, 3/29/00 ........................       24,000,000           23,672,052
Household Finance Corp.
  4.50%, 1/3/00 .........................       50,000,000           49,984,999
Kitty Hawk Funding Corp.
  6.10%, 3/15/00 ........................       25,000,000           24,716,845
Koch Industries, Inc.
  4.50%, 1/3/00 .........................       22,000,000           21,994,012



--------------------------------------------------------------------------------
                                                  PRINCIPAL           VALUE
                                                    AMOUNT           (NOTE 1)
--------------------------------------------------------------------------------
Lexington Parker
  5.18%, 3/3/00+ ........................      $30,000,000       $   30,013,305
Merrill Lynch & Co., Inc.
  5.55%, 1/24/00 ........................       32,800,000           32,684,743
MetLife Funding
  6.05%, 2/29/00 ........................       15,000,000           14,864,546
Morgan Stanley Dean Witter & Co.
  6.10%, 2/15/00 ........................       15,000,000           14,895,938
  6.15%, 3/28/00 ........................       19,500,000           19,236,571
National Rural Utilities
  Cooperative Finance Corp.
  5.75%, 3/14/00 ........................       19,000,000           18,787,711
Preferred Receivable Funding
  6.08%, 2/15/00 ........................       20,000,000           19,861,250
Private Export Funding Corp.
  5.86%, 2/17/00 ........................        9,167,000            9,101,055
Prudential Funding Corp.
  5.54%, 2/29/00 ........................       30,000,000           29,761,233
Snap-On, Inc.
  6.12%, 2/24/00 ........................        6,000,000            5,950,410
Southwestern Bell Corp.
  5.92%, 2/22/00 ........................       31,000,000           31,007,210
Teachers Insurance and Annuity
  Association
  5.95%, 2/28/00 ........................       17,800,000           17,641,984
Wells Fargo Bank
  5.77%, 3/31/00 ........................       20,000,000           19,710,000
  5.81%, 2/25/00 ........................       11,000,000           10,902,527
Windmill Funding Corp.
  6.25%, 2/4/00 .........................       14,000,000           13,927,145
Woodstreet Funding Corp.
  5.85%, 1/10/00 ........................        4,000,000            3,994,150
                                                                 --------------
  TOTAL COMMERCIAL PAPER ................                           657,389,965
                                                                 --------------
CORPORATE NOTE (0.7%)
Dorada Finance Corp.
  6.02%, 9/15/00 ........................       10,000,000            9,996,725
                                                                 --------------
TIME DEPOSITS (0.1%)
Chase Nassau,
  3.48%, 1/3/00 .........................        1,152,970            1,152,970
                                                                 --------------
U.S. GOVERNMENT (11.8%)
Federal Home Loan Bank
  6.24%, 10/6/00 ........................       60,000,000           60,007,847
Federal National Mortgage
  Association
  6.16%, 10/5/00 ........................       25,000,000           25,003,248
Student Loan Marketing
  Association
  5.89%, 10/4/00 ........................       25,000,000           25,003,248
  6.27%, 10/12/00 .......................       60,000,000           60,007,824
                                                                 --------------
  TOTAL U.S. GOVERNMENT .................                           170,022,167
                                                                 --------------
VARIABLE RATE SECURITIES (21.7%)
Asset Backed Capital Financial (a)
  5.18%, 8/1/00+ ........................       35,000,000           35,000,497
American Express Centurion (a)
  5.77%, 4/28/00 ........................       25,000,000           25,005,730
American Express Co. (a)
  5.80%, 5/4/00 .........................       25,000,000           25,009,063
Asset Securitization Co-op
  Corp. (a)
  6.56%, 2/15/00 ........................       18,000,000           18,006,124

EQ ADVISORS TRUST
ALLIANCE MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999

-----------------------------------------------------------------------
                                          PRINCIPAL         VALUE
                                           AMOUNT         (NOTE 1)
-----------------------------------------------------------------------
Beta Finance, Inc. (a)
  5.18%, 7/31/00 .....................  $25,000,000    $   25,000,352
  6.41%, 8/24/00+ ....................   25,000,000        25,003,835
CC USA, Inc. (a)
  5.18%, 7/31/00 .....................   25,000,000        25,000,352
Centauri Corp. (a)
  6.41%, 8/24/00+ ....................   25,000,000        25,003,835
CS First Boston, Inc. (a)
  5.18%, 2/7/00 ......................   25,000,000        25,000,355
Four Winds Funding Corp. (a)
  6.61%, 2/17/00 .....................   31,000,000        31,028,129
Merrill Lynch & Co., Inc. (a)
  5.72%, 4/10/00 .....................   13,000,000        13,000,263
Sigma Finance Corp. (a)
  5.44%, 6/29/00+ ....................   13,000,000        13,005,697
  6.52%, 6/30/00+ ....................   10,000,000        10,005,123
Variable Funding Capital Corp. (a)
  6.56%, 3/15/00 .....................   18,000,000        18,005,045
                                                       --------------
  TOTAL VARIABLE RATE SECURITIES......                    313,074,400
                                                       --------------
TOTAL SHORT-TERM DEBT SECURITIES (98.8%)
  (Amortized Cost $1,426,445,338)                       1,426,704,896
OTHER ASSETS
  LESS LIABILITIES (1.2%) ............                     16,995,688
                                                       --------------
NET ASSETS (100%) ....................                 $1,443,700,584
                                                       ==============



----------
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may only be resold to qualified institutional buyers. At December 31, 1999, these securities amounted to $138,032,292 or 9.56% of net assets.

(a) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 1999.


--------------------------------------------------------------------------------

As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........     $      597,851
Aggregate gross unrealized depreciation .........           (338,293)
                                                      --------------
Net unrealized appreciation .....................     $      259,558
                                                      ==============
Federal income tax cost of investments ..........     $1,426,445,338
                                                      ==============


                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE PREMIER GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999



--------------------------------------------------------------------------------
                                                 NUMBER             VALUE
                                               OF SHARES           (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
BASIC MATERIALS (1.9%)
METALS & MINING (1.5%)
Alcoa, Inc. ...........................          32,400         $  2,689,200
Minnesota Mining &
  Manufacturing Co. ...................          44,100            4,316,287
                                                                ------------
                                                                   7,005,487
                                                                ------------
PAPER (0.4%)
International Paper Co. ...............          33,400            1,885,013
                                                                ------------
  TOTAL BASIC MATERIALS ...............                            8,890,500
                                                                ------------
BUSINESS SERVICES (6.0%)
PRINTING, PUBLISHING,
  BROADCASTING (6.0%)
AMFM, Inc.* ...........................          32,800            2,566,600
AT&T Corp.--Liberty Media
  Group, Class A* .....................         109,300            6,202,775
CBS Corp.* ............................          28,400            1,815,825
Clear Channel Communications,
  Inc.* ...............................          30,300            2,704,275
Gannett Co., Inc. .....................          33,700            2,748,656
MediaOne Group, Inc.* .................         168,700           12,958,269
                                                                ------------
  TOTAL BUSINESS SERVICES .............                           28,996,400
                                                                ------------
CAPITAL GOODS (8.1%)
AEROSPACE (2.7%)
Honeywell International, Inc.* ........         133,750            7,715,703
United Technologies Corp. .............          80,600            5,239,000
                                                                ------------
                                                                  12,954,703
                                                                ------------
BUILDING & CONSTRUCTION (0.9%)
Masco Corp. ...........................         168,900            4,285,837
                                                                ------------
BUILDING MATERIALS & FOREST
  PRODUCTS (2.3%)
Lowe's Cos., Inc ......................         162,400            9,703,400
Weyerhaeuser Co. ......................          17,600            1,263,900
                                                                ------------
                                                                  10,967,300
                                                                ------------
MACHINERY (2.2%)
Applied Material, Inc.* ...............          85,700           10,857,119
                                                                ------------
  TOTAL CAPITAL GOODS .................                           39,064,959
                                                                ------------
CONSUMER CYCLICALS (15.6%)
AIRLINES (2.9%)
Continental Airlines, Inc.,
  Class B* ............................          53,800            2,387,375
Delta Air Lines, Inc. .................          52,500            2,615,156
KLM Royal Dutch Airlines N.V.
  (New York Shares)* ..................          95,980            2,393,495
Northwest Airlines Corp.,
  Class A* ............................         141,100            3,139,475
UAL Corp.* ............................          42,000            3,257,625
                                                                ------------
                                                                  13,793,126
                                                                ------------
APPAREL & TEXTILES (0.7%)
Tommy Hilfiger Corp.* .................         146,700            3,419,944
                                                                ------------
AUTOS & TRUCKS (2.4%)
Ford Motor Co. ........................         132,400            7,075,125
General Motors Corp. ..................          60,600            4,404,862
                                                                ------------
                                                                  11,479,987
                                                                ------------


--------------------------------------------------------------------------------
                                                 NUMBER             VALUE
                                               OF SHARES           (NOTE 1)
--------------------------------------------------------------------------------
RETAIL--GENERAL (9.6%)
Costco Wholesale Corp.* ...............          79,200         $  7,227,000
eBay, Inc.* ...........................          11,800            1,477,213
GAP, Inc. .............................         260,050           11,962,300
Home Depot, Inc. ......................         198,300           13,595,944
Kohl's Corp.* .........................          53,500            3,862,031
Wal-Mart Stores, Inc. .................          68,300            4,721,237
Walgreen Co. ..........................         115,700            3,384,225
                                                                ------------
                                                                  46,229,950
                                                                ------------
  TOTAL CONSUMER CYCLICALS ............                           74,923,007
                                                                ------------
CONSUMER NON-CYCLICALS (13.8%)
DRUGS (8.6%)
Bristol-Myers Squibb Co. ..............         144,300            9,262,256
Pfizer, Inc. ..........................         167,800            5,443,012
Schering-Plough Corp. .................         301,700           12,727,969
Warner-Lambert Co. ....................         167,300           13,708,144
                                                                ------------
                                                                  41,141,381
                                                                ------------
HOSPITAL SUPPLIES & SERVICES (0.9%)
IMS Health, Inc. ......................         115,700            3,145,594
Medtronic, Inc. .......................          32,700            1,191,506
                                                                ------------
                                                                   4,337,100
                                                                ------------
RETAIL--FOOD (1.7%)
Kroger Co.* ...........................         304,100            5,739,888
Safeway, Inc.* ........................          62,900            2,236,881
                                                                ------------
                                                                   7,976,769
                                                                ------------
TOBACCO (2.6%)
Philip Morris Cos., Inc. ..............         540,500           12,532,844
                                                                ------------
  TOTAL CONSUMER NON-CYCLICALS.........                           65,988,094
                                                                ------------
CREDIT SENSITIVE (18.9%)
BANKS (1.6%)
Chase Manhattan Corp. .................          49,900            3,876,606
Fifth Third Bancorp ...................          20,700            1,518,863
U.S. Bancorp ..........................         103,400            2,462,212
                                                                ------------
                                                                   7,857,681
                                                                ------------
FINANCIAL SERVICES (11.2%)
Associates First Capital Corp.,
  Class A .............................         177,900            4,881,131
CIT Group, Inc., Class A ..............         177,520            3,750,110
Citigroup, Inc. .......................         218,100           12,118,181
Goldman Sachs Group, Inc. .............          62,300            5,867,881
MBNA Corp. ............................         400,450           10,912,263
Morgan Stanley Dean Witter
  & Co. ...............................         114,900           16,401,975
                                                                ------------
                                                                  53,931,541
                                                                ------------
INSURANCE (1.0%)
American International Group,
  Inc. ................................          41,950            4,535,844
                                                                ------------
MORTGAGE RELATED (2.1%)
Freddie Mac ...........................         216,600           10,193,738
                                                                ------------
UTILITY--TELEPHONE (3.0%)
Sprint Corp. (FON Group) ..............         213,200           14,351,025
                                                                ------------
  TOTAL CREDIT SENSITIVE ..............                           90,869,829
                                                                ------------

EQ ADVISORS TRUST
EQ/ALLIANCE PREMIER GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999


---------------------------------------------------------------------
                                           NUMBER          VALUE
                                         OF SHARES       (NOTE 1)
---------------------------------------------------------------------
DIVERSIFIED (4.2%)
MISCELLANEOUS (4.2%)
Tyco International Ltd. .............     516,400      $ 20,075,050
                                                       ------------
ENERGY (1.8%)
OIL--DOMESTIC (1.8%)
Atlantic Richfield Co. ..............      99,000         8,563,500
                                                       ------------
TECHNOLOGY (24.3%)
COMPUTER HARDWARE (3.9%)
Cisco Systems, Inc.* ................     155,500        16,657,938
Sun Microsystems, Inc.* .............      29,900         2,315,381
                                                       ------------
                                                         18,973,319
                                                       ------------
COMPUTER SOFTWARE (3.4%)
America Online, Inc.* ...............      27,400         2,066,988
Microsoft Corp.* ....................     101,100        11,803,425
Oracle Corp.* .......................      20,600         2,308,487
                                                       ------------
                                                         16,178,900
                                                       ------------
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (1.7%)
Lucent Technologies, Inc. ...........      20,755         1,552,733
Nortel Networks Corp. ...............      26,500         2,676,500
Vodafone AirTouch plc (ADR) .........      78,700         3,895,650
                                                       ------------
                                                          8,124,883
                                                       ------------
ELECTRONICS (4.7%)
Intel Corp. .........................     189,500        15,598,219
Micron Technology, Inc.* ............      35,100         2,729,025
Solectron Corp.* ....................      22,500         2,140,312
Texas Instruments, Inc. .............      21,900         2,121,563
                                                       ------------
                                                         22,589,119
                                                       ------------
OFFICE EQUIPMENT (6.1%)
Dell Computer Corp.* ................     425,700        21,710,700
EMC Corp.* ..........................      67,700         7,396,225
                                                       ------------
                                                         29,106,925
                                                       ------------
WIRELESS TELECOMMUNICATION
  SERVICES (4.5%)
Nokia OYJ (ADR) .....................     114,700        21,793,000
                                                       ------------
  TOTAL TECHNOLOGY ..................                   116,766,146
                                                       ------------
TOTAL COMMON STOCKS (94.6%)
  (Cost $407,139,913)................                   454,137,485
                                                       ------------

---------------------------------------------------------------------
                                       PRINCIPAL        VALUE
                                        AMOUNT         (NOTE 1)
---------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSITS (4.2%)
Chase Nassau,
  3.48%, 1/3/00
  (Amortized Cost $20,372,922)..... $20,372,922     $ 20,372,922
                                                    ------------
TOTAL INVESTMENTS (98.8%)
  (Cost/Amortized Cost
  $427,512,835)....................                  474,510,407
OTHER ASSETS
  LESS LIABILITIES (1.2%) .........                    5,646,427
                                                    ------------
NET ASSETS (100%) .................                 $480,156,834
                                                    ============

----------
*     Non-income producing.

      Glossary:
      ADR--American Depositary Receipt.







--------------------------------------------------------------------------------
Investment security transactions for the period ended December 31, 1999 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........  $480,408,211

NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........    45,577,244


As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........  $  59,810,686
Aggregate gross unrealized depreciation .........    (13,193,522)
                                                   -------------
Net unrealized appreciation .....................  $  46,617,164
                                                   =============
Federal income tax cost of investments ..........  $ 427,893,243
                                                   =============

At December 31, 1999, the Portfolio had loaned securities with a total value of $29,523,784, which was secured by collateral of $29,758,400.



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
ALLIANCE QUALITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999


--------------------------------------------------------------------------------
                                              PRINCIPAL              VALUE
                                                AMOUNT              (NOTE 1)
--------------------------------------------------------------------------------
LONG-TERM DEBT SECURITIES:
BUSINESS SERVICES (9.6%)
PRINTING, PUBLISHING,
  BROADCASTING (9.6%)
CBS Corp.
  7.15%, 5/20/05 ........................      $3,785,000        $  3,728,097
Comcast Cable
  Communications, Inc.
  6.20%, 11/15/08 .......................       9,875,000           8,930,555
Cox Communications, Inc.
  6.80%, 8/1/28 .........................      11,025,000           9,668,594
Time Warner, Inc.
  7.25%, 10/15/17 .......................      10,000,000           9,334,400
                                                                 ------------
  TOTAL BUSINESS SERVICES ...............                          31,661,646
                                                                 ------------
CONSUMER CYCLICALS (0.9%)
AUTOS & TRUCKS (0.9%)
Ford Motor Co.
  6.375%, 2/1/29 ........................       3,500,000           2,944,137
                                                                 ------------
CREDIT SENSITIVE (86.0%)
ASSET BACKED (3.9%)
Capital Auto Receivables Asset
  Trust
  5.58%, 6/15/02 ........................       8,000,000           7,892,480
Carco Auto Loan Master Trust
  6.5425%, 6/15/05 (a) ..................       5,100,000           5,034,669
                                                                 ------------
                                                                   12,927,149
                                                                 ------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS (1.4%)
Prudential Securities Secured
  Financing Co.
  6.48%, 1/15/09 ........................       5,000,000           4,660,550
                                                                 ------------
FINANCIAL SERVICES (7.8%)
Household Netherlands B.V.
  6.20%, 12/1/03 ........................       5,500,000           5,266,800
KBC Bank Fund Trust III
  9.86%, 11/29/49+ ......................       6,850,000           7,088,346
Morgan Stanley Dean Witter &
  Co.
  5.625%, 1/20/04 .......................      11,000,000          10,361,230
TPSA Finance B.V.
  7.75%, 12/10/08 .......................       3,200,000           2,984,000
                                                                 ------------
                                                                   25,700,376
                                                                 ------------
U.S. GOVERNMENT (32.8%)
U.S. Treasury Bond
  11.25%, 2/15/15 .......................       5,870,000           8,295,044
  8.125%, 8/15/19 .......................      26,810,000          30,550,799
U.S. Treasury Note
  6.75%, 4/30/00 ........................       5,500,000           5,518,909
  6.50%, 8/31/01 ........................      14,000,000          14,056,882
  6.50%, 5/31/02 ........................      41,690,000          41,898,450
  6.875%, 5/15/06 .......................       2,905,000           2,955,837
  6.125%, 8/15/29 .......................       5,500,000           5,243,909
                                                                 ------------
                                                                  108,519,830
                                                                 ------------
U.S. GOVERNMENT AGENCIES (40.1%)
Federal National Mortgage
  Association
  8.00%, 10/1/27 ........................          99,612             100,453
  7.00%, 5/1/12 .........................       3,377,887           3,341,098
  7.00%, 8/1/14 .........................       7,540,157           7,458,037


--------------------------------------------------------------------------------
                                              PRINCIPAL              VALUE
                                                AMOUNT              (NOTE 1)
--------------------------------------------------------------------------------
  6.50%, 11/1/14 ........................     $6,455,504         $  6,264,415
  7.00%, 5/1/26 .........................      1,228,477            1,179,338
  7.50%, 9/1/27 .........................      3,196,341            3,162,863
  7.00%, 1/1/28 .........................      1,958,692            1,894,345
  6.50%, 3/1/28 .........................      1,160,684            1,094,020
  6.50%, 9/1/28 .........................      1,794,892            1,691,802
  6.50%, 10/1/28 ........................        934,560              880,884
  8.00%, 11/1/28 ........................      2,581,534            2,581,534
  6.50%, 12/1/28 ........................      4,877,123            4,597,006
  8.00%, 1/1/29 .........................      4,350,351            4,387,098
  6.00%, 3/1/29 .........................     13,831,293           12,626,912
  7.50%, 4/1/29 .........................     11,307,048           11,188,618
  8.00%, 5/1/29 .........................      2,726,949            2,749,984
  7.50%, 11/1/29 ........................      8,326,704            8,303,722
Government National Mortgage
  Association
  7.00%, 11/15/26 .......................      7,776,514            7,514,865
  7.00%, 7/15/27 ........................      2,225,079            2,150,214
  7.00%, 2/15/28 ........................      7,215,839            6,973,055
  6.50%, 3/15/28 ........................      3,290,631            3,091,137
  6.50%, 4/15/28 ........................      2,582,328            2,425,774
  6.50%, 5/15/28 ........................        347,524              326,455
  6.50%, 10/15/28 .......................     15,544,024           14,601,668
  7.00%, 12/15/28 .......................     13,847,701           13,381,781
  6.50%, 1/15/29 ........................      9,359,557            8,792,134
                                                                 ------------
                                                                  132,759,212
                                                                 ------------
  TOTAL CREDIT SENSITIVE ................                         284,567,117
                                                                 ------------
ENERGY (2.1%)
COAL & GAS PIPELINES (2.1%)
Williams Companies, Inc.
  6.125%, 2/1/01 ........................      6,990,000            6,918,352
                                                                 ------------
TECHNOLOGY (0.1%)
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (0.1%)
MCI WorldCom, Inc.
  6.95%, 8/15/28 ........................        580,000              529,033
                                                                 ------------
TOTAL LONG-TERM DEBT SECURITIES (98.7%)
 (Cost $340,575,719).....................                         326,620,285
                                                                 ------------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSITS (0.1%)
Chase Nassau
  3.48%, 1/03/00 (Amortized Cost
     $452,555) ..........................        452,555              452,555
                                                                 ------------
TOTAL INVESTMENTS (98.8%)
  (Cost/Amortized Cost
  $341,028,274)..........................                         327,072,840
OTHER ASSETS
  LESS LIABILITIES (1.2%) ...............                           3,916,260
                                                                 ------------
NET ASSETS (100%) .......................                        $330,989,100
                                                                 ============

---------------------
 + Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1999, these securities amounted to $7,088,346 or 2.14% of net assets.

(a) Coupon based upon an interest rate index. Stated maturity date reflects final maturity of security.

EQ ADVISORS TRUST
ALLIANCE QUALITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999


--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 1999 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........   $ 159,740,714
U.S. Government securities .............................     348,108,479

NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     123,381,393
U.S. Government securities .............................     349,085,655

As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for

Federal income tax purposes was as follows:
Aggregate gross unrealized appreciation ................   $      12,053
Aggregate gross unrealized depreciation ................     (14,655,128)
                                                           -------------
Net unrealized depreciation ............................   $ (14,643,075)
                                                           =============
Federal income tax cost of investments .................   $ 341,715,915
                                                           =============


At December 31, 1999, the Portfolio had loaned securities with a total value of $92,156,365, which was secured by collateral valued at $94,313,090 of which $39,775,395 was in the form of U.S. Government Securities.

The Portfolio has a net capital loss carryforward of $8,911,033 which expires in the year 2007.













                       See Notes to Financial Statements.

EQ ADVISORS TRUST
ALLIANCE SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999


--------------------------------------------------------------------------------
                                                 NUMBER              VALUE
                                               OF SHARES            (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
BASIC MATERIALS (2.5%)
CHEMICALS (1.2%)
Spartech Corp. ..........................       142,300           $  4,589,175
                                                                  ------------
STEEL (1.3%)
Gibraltar Steel Corp. ...................        68,900              1,610,538
Ispat International N.V. ................       229,200              3,695,850
                                                                  ------------
                                                                     5,306,388
                                                                  ------------
  TOTAL BASIC MATERIALS .................                            9,895,563
                                                                  ------------
BUSINESS SERVICES (15.7%)
ENVIRONMENTAL CONTROL (3.5%)
Casella Waste Systems, Inc.* ............       239,300              4,516,788
Tetra Tech, Inc.* .......................       308,900              4,749,337
Waste Connections, Inc.* ................       325,800              4,703,738
                                                                  ------------
                                                                    13,969,863
                                                                  ------------
PROFESSIONAL SERVICES (8.6%)
Career Education Corp.* .................       112,800              4,328,700
Corinthian Colleges, Inc.* ..............        78,700              1,878,962
Documentum, Inc.* .......................        62,600              3,748,175
F.Y.I., Inc.* ...........................        91,200              3,100,800
Management Network Group,
  Inc.* .................................        40,800              1,331,100
Netratings, Inc.* .......................        20,900              1,005,813
Pierce Leahy Corp.* .....................        93,800              4,056,850
Tanning Technology Corp.* ...............        25,400              1,497,012
Technology Solutions Co.* ...............       135,400              4,434,350
Visual Networks, Inc.* ..................       119,000              9,430,750
                                                                  ------------
                                                                    34,812,512
                                                                  ------------
TRUCKING, SHIPPING (3.6%)
Expeditors International of
  Washington, Inc. ......................       159,600              6,992,475
Iron Mountain, Inc.* ....................       195,400              7,681,663
                                                                  ------------
                                                                    14,674,138
                                                                  ------------
  TOTAL BUSINESS SERVICES ...............                           63,456,513
                                                                  ------------
CAPITAL GOODS (6.1%)
BUILDING & CONSTRUCTION (1.1%)
Dycom Industries, Inc.* .................       106,300              4,683,844
                                                                  ------------
ELECTRICAL EQUIPMENT (3.1%)
Advanced Energy Industries,
  Inc.* .................................        53,500              2,634,875
Power-One, Inc.* ........................        86,100              3,944,456
Semtech Corp.* ..........................        38,900              2,027,663
TranSwitch Corp.* .......................        51,700              3,751,481
                                                                  ------------
                                                                    12,358,475
                                                                  ------------
MACHINERY (1.9%)
Asyst Technologies, Inc.* ...............        50,200              3,291,237
Terex Corp.* ............................       154,700              4,292,925
                                                                  ------------
                                                                     7,584,162
                                                                  ------------
  TOTAL CAPITAL GOODS ...................                           24,626,481
                                                                  ------------
CONSUMER CYCLICALS (16.4%)
APPAREL & TEXTILES (2.1%)
David's Bridal, Inc.* ...................        57,200                639,925
Mohawk Industries, Inc.* ................       161,800              4,267,475
Too, Inc.* ..............................       194,400              3,353,400
                                                                  ------------
                                                                     8,260,800
                                                                  ------------

--------------------------------------------------------------------------------
                                                 NUMBER              VALUE
                                               OF SHARES            (NOTE 1)
--------------------------------------------------------------------------------
AUTO RELATED (2.1%)
O'Reilly Automotive, Inc.* ..............       197,600           $  4,248,400
Tower Automotive, Inc.* .................       273,600              4,223,700
                                                                  ------------
                                                                     8,472,100
                                                                  ------------
HOUSEHOLD FURNITURE, APPLIANCES (3.0%)
Insight Enterprises, Inc.* ..............       172,200              6,995,625
Rex Stores Corp.* .......................       151,300              5,295,500
                                                                  ------------
                                                                    12,291,125
                                                                  ------------
LEISURE RELATED (3.1%)
Bally Total Fitness Holding
  Corp.* ................................        44,500              1,187,594
Championship Auto Racing
  Teams, Inc.* ..........................       176,600              4,061,800
Station Casinos, Inc.* ..................       116,800              2,620,700
World Wrestling Federation
  Entertainment, Inc.* ..................       276,800              4,774,800
                                                                  ------------
                                                                    12,644,894
                                                                  ------------
RETAIL--GENERAL (6.1%)
99 Cents Only Stores* ...................       138,100              5,282,325
AnnTaylor Stores Corp.* .................       124,500              4,287,469
Men's Wearhouse, Inc.* ..................       210,700              6,189,312
pcOrder.com, Inc.* ......................        16,300                831,300
Regis Corp. .............................       257,100              4,852,763
Tuesday Morning Corp.* ..................       155,500              2,867,031
Vitaminshoppe.com, Inc.* ................        20,400                186,150
                                                                  ------------
                                                                    24,496,350
                                                                  ------------
  TOTAL CONSUMER CYCLICALS ..............                           66,165,269
                                                                  ------------
CONSUMER NON-CYCLICALS (11.6%)
CONTAINERS (0.5%)
American National Can Group,
  Inc. ..................................       144,600              1,879,800
                                                                  ------------
DRUGS (6.3%)
Celgene Corp.* ..........................        28,000              1,960,000
Cephalon, Inc.* .........................        53,600              1,852,550
Corixa Corp.* ...........................        93,400              1,587,800
Jones Pharma, Inc. ......................        79,250              3,442,422
King Pharmaceuticals, Inc.* .............        30,050              1,684,678
Medicis Pharmaceutical Corp.,
  Class A* ..............................       123,050              5,237,316
Shire Pharmaceuticals Group
  plc* ..................................       106,445              3,100,204
SuperGen, Inc.* .........................        30,800                904,750
Titan Pharmaceuticals, Inc.* ............       143,200              2,720,800
Trimeris, Inc.* .........................       131,000              3,094,875
                                                                  ------------
                                                                    25,585,395
                                                                  ------------
HOSPITAL SUPPLIES & SERVICES (3.2%)
MedQuist, Inc.* .........................        61,500              1,587,469
Priority Healthcare Corp.,
  Class B* ..............................        97,950              2,834,428
Protein Design Labs, Inc.* ..............        29,300              2,051,000
Renal Care Group, Inc.* .................        76,900              1,797,537
United Therapeutics Corp.* ..............        98,900              4,549,400
                                                                  ------------
                                                                    12,819,834
                                                                  ------------
RETAIL--FOOD (1.6%)
BJ's Wholesale Club, Inc.* ..............       177,900              6,493,350
                                                                  ------------
  TOTAL CONSUMER NON-CYCLICALS...........                           46,778,379
                                                                  ------------

EQ ADVISORS TRUST
ALLIANCE SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                                NUMBER                VALUE
                                               OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
CREDIT SENSITIVE (7.0%)
BANKS (0.7%)
U.S. Trust Corp. ........................         37,200          $  2,982,975
                                                                  ------------
FINANCIAL SERVICES (2.3%)
Affiliated Managers Group, Inc.*.........        107,800             4,359,162
Blackrock, Inc.* ........................        157,600             2,708,750
LaBranche & Co., Inc.* ..................        176,200             2,246,550
                                                                  ------------
                                                                     9,314,462
                                                                  ------------
INSURANCE (3.3%)
Annuity and Life Re (Holdings),
  Ltd. ..................................        146,600             3,829,925
HealthExtras, Inc.* .....................        126,900             1,522,800
Reinsurance Group of America,
  Inc. ..................................        281,556             7,813,179
                                                                  ------------
                                                                    13,165,904
                                                                  ------------
REAL ESTATE (0.5%)
Macerich Co. ............................         90,300             1,879,369
                                                                  ------------
UTILITY--TELEPHONE (0.2%)
Viatel, Inc.* ...........................         19,600             1,051,050
                                                                  ------------
  TOTAL CREDIT SENSITIVE ................                           28,393,760
                                                                  ------------
DIVERSIFIED (0.0%)
MISCELLANEOUS (0.0%)
Maxygen, Inc.* ..........................            200                14,200
                                                                  ------------
ENERGY (4.7%)
OIL--DOMESTIC (1.7%)
Basin Exploration, Inc.* ................        131,500             2,317,688
Callon Petroleum Co.* ...................        162,900             2,412,956
Stone Energy Corp.* .....................         61,600             2,194,500
                                                                  ------------
                                                                     6,925,144
                                                                  ------------
OIL--INTERNATIONAL (2.1%)
Cal Dive International, Inc.* ...........         38,000             1,258,750
Newfield Exploration Co.* ...............        140,200             3,750,350
Spinnaker Exploration Co.* ..............        239,700             3,385,762
                                                                  ------------
                                                                     8,394,862
                                                                  ------------
OIL--SUPPLIES & CONSTRUCTION (0.9%)
BJ Services Co.* ........................         32,600             1,363,088
Core Laboratories N.V.* .................        102,100             2,048,381
                                                                  ------------
                                                                     3,411,469
                                                                  ------------
  TOTAL ENERGY ..........................                           18,731,475
                                                                  ------------
TECHNOLOGY (35.6%)
COMPUTER SOFTWARE (20.4%)
About.com, Inc.* ........................         14,600             1,310,350
Advent Software, Inc.* ..................         53,300             3,434,519
Art Technology Group, Inc.* .............         18,000             2,340,000
ASD Systems, Inc.* ......................         38,000               674,500
Aspect Development, Inc.* ...............        100,800             6,904,800
BindView Development Corp.* .............        117,900             5,858,156
Brio Technology, Inc.* ..................        136,200             5,720,400
Business Objects S.A. (ADR)* ............         72,600             9,701,175


--------------------------------------------------------------------------------
                                                NUMBER                VALUE
                                               OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Concentric Network Corp.* ...............         21,200          $    653,225
InfoCure Corp.* .........................        162,800             5,077,325
Intraware, Inc.* ........................         22,600             1,785,400
ISS Group, Inc.* ........................        131,600             9,360,050
IXNET, Inc.* ............................         37,200             1,120,650
MapQuest.com, Inc.* .....................         46,400             1,046,900
Mercury Interactive Corp.* ..............         22,200             2,396,212
Micromuse, Inc.* ........................         18,950             3,221,500
NetIQ Corp.* ............................         82,300             4,284,744
Netzee, Inc.* ...........................         20,500               340,813
Peregrine Systems, Inc.* ................         41,700             3,445,462
Retek, Inc.* ............................         26,600             2,008,300
Software.com, Inc.* .....................          9,400               902,400
SonicWall, Inc.* ........................         63,500             2,555,875
THQ, Inc.* ..............................        170,625             3,956,367
VerticalNet, Inc.* ......................          8,600             1,410,400
Vignette Corp.* .........................         10,200             1,662,600
Yesmail.com, Inc.* ......................         36,000             1,217,250
                                                                  ------------
                                                                    82,389,373
                                                                  ------------
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (6.2%)
C-COR.net Corp.* ........................         50,000             3,831,250
Classic Communications, Inc.* ...........        137,100             5,012,719
Cox Radio Inc., Class A* ................         41,000             4,089,750
L-3 Communications Holdings,
  Inc.* .................................        141,300             5,881,612
Pac-West Telecomm, Inc.* ................         90,700             2,403,550
Pinnacle Holdings, Inc.* ................         51,100             2,165,363
West TeleServices Corp.* ................         34,500               843,094
Z-Tel Technologies, Inc.* ...............         19,600               791,350
                                                                  ------------
                                                                    25,018,688
                                                                  ------------
ELECTRONICS (6.8%)
Alpha Industries, Inc.* .................         54,600             3,129,262
Anadigics, Inc.* ........................         96,800             4,567,751
Exar Corp.* .............................         44,500             2,619,938
Fairchild Semiconductor
  International, Inc.* ..................         86,300             2,567,425
Helix Technology Corp. ..................         64,100             2,872,481
Micrel, Inc.* ...........................         42,600             2,425,538
MIPS Technologies, Inc.* ................         70,200             3,650,400
MKS Instruments, Inc.* ..................         89,800             3,244,025
Three-Five Systems, Inc.* ...............         62,666             2,569,299
                                                                  ------------
                                                                    27,646,119
                                                                  ------------
OFFICE EQUIPMENT SERVICES (2.0%)
CDW Computer Centers, Inc.* .............        101,900             8,011,887
                                                                  ------------
WIRELESS TELECOMMUNICATION
  SERVICES (0.2%)
Price Communications, Corp.* ............         24,000               667,500
                                                                  ------------
  TOTAL TECHNOLOGY ......................                          143,733,567
                                                                  ------------
TOTAL COMMON STOCKS (99.6%)
  (Cost $307,387,838)....................                          401,795,207
                                                                  ------------

EQ ADVISORS TRUST
ALLIANCE SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999


-------------------------------------------------------------------
                                       PRINCIPAL         VALUE
                                        AMOUNT         (NOTE 1)
-------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSITS (9.3%)
Chase Nassau
  3.48%, 1/03/00
  (Amortized Cost $37,466,431)..... $37,466,431     $  37,466,431
                                                    -------------
TOTAL INVESTMENTS (108.9%)
  (Cost/ Amortized Cost
  $344,854,269)....................                   439,261,638
OTHER ASSETS
  LESS LIABILITIES (-8.9%) ........                   (35,931,524)
                                                    -------------
NET ASSETS (100%) .................                 $ 403,330,114
                                                    =============

----------

*   Non-income producing.
    Glossary:
    ADR--American Depositary Receipt






--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 1999 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........  $688,276,746

NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........   635,950,903

As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........  $102,085,514
Aggregate gross unrealized depreciation .........    (9,191,938)
                                                   ------------
Net unrealized appreciation .....................  $ 92,893,576
                                                   ============
Federal income tax cost of investments ..........  $346,368,062
                                                   ============

The Portfolio has a net capital loss carryforward of $10,282,404 which expires in the year 2006. The Portfolio utilized net capital loss carryforwards of $6,183,472 during 1999.










                       See Notes to Financial Statements.

EQ ADVISORS TRUST
BT EQUITY 500 INDEX
PORTFOLIO OF INVESTMENTS
December 31, 1999


--------------------------------------------------------------------------------
                                                NUMBER               VALUE
                                               OF SHARES            (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
BASIC MATERIALS (2.8%)
CHEMICALS (1.1%)
Air Products and Chemicals, Inc.............     10,000           $    335,625
Dow Chemical Co. ...........................     12,900              1,723,762
Du Pont (E.I.) de Nemours &
  Co. ......................................     59,042              3,889,392
FMC Corp.* .................................        600                 34,388
Great Lakes Chemical Corp. .................      1,200                 45,825
Hercules, Inc. .............................      2,900                 80,837
Monsanto Co. ...............................     37,400              1,332,375
Union Carbide Corp. Holding
  Co. ......................................      7,500                500,625
                                                                  ------------
                                                                     7,942,829
                                                                  ------------
CHEMICALS--SPECIALTY (0.3%)
Eastman Chemical Co. .......................      3,000                143,062
Engelhard Corp. ............................      4,200                 79,275
PPG Industries, Inc. .......................      8,800                550,550
Praxair, Inc. ..............................      8,600                432,687
Rohm & Haas Co. ............................     12,228                497,524
Sigma-Aldrich Corp. ........................      7,500                225,469
W.R. Grace & Co.* ..........................        700                  9,713
                                                                  ------------
                                                                     1,938,280
                                                                  ------------
METALS & MINING (0.8%)
Alcoa, Inc. ................................     18,100              1,502,300
Barrick Gold Corp. .........................     24,400                431,575
Freeport McMoran Copper &
  Gold, Inc., Class B ......................      3,800                 80,275
Homestake Mining Co. .......................      6,500                 50,781
Inco Ltd.* .................................     11,100                260,850
Minnesota Mining &
  Manufacturing Co. ........................     23,500              2,300,063
Newmont Mining Corp. .......................      8,800                215,600
Phelps Dodge Corp. .........................      4,649                312,052
Placer Dome, Inc. ..........................     19,500                209,625
Reynolds Metals Co. ........................      4,000                306,500
Timken Co. .................................        600                 12,263
Worthington Industries, Inc. ...............        900                 14,906
                                                                  ------------
                                                                     5,696,790
                                                                  ------------
PAPER (0.5%)
Boise Cascade Corp. ........................      1,500                 60,750
Champion International Corp. ...............      6,100                377,819
Fort James Corp. ...........................     13,700                375,037
Georgia-Pacific Corp. ......................      9,700                492,275
Ikon Office Solutions, Inc. ................      4,000                 27,250
International Paper Co. ....................     20,761              1,171,674
Louisiana-Pacific Corp. ....................     10,700                152,475
Mead Corp. .................................      5,500                238,906
Potlatch Corp. .............................        300                 13,388
Temple-Inland, Inc. ........................      3,600                237,375
Westvaco Corp. .............................      2,000                 65,250
Willamette Industries, Inc. ................      4,300                199,681
                                                                  ------------
                                                                     3,411,880
                                                                  ------------
STEEL (0.1%)
Allegheny Technologies, Inc.* ..............      3,050                 68,434
Bethlehem Steel Corp.* .....................      4,700                 39,363
Nucor Corp. ................................      5,800                317,913
USX-U.S. Steel Group, Inc. .................      6,200                204,600
                                                                  ------------
                                                                       630,310
                                                                  ------------
  TOTAL BASIC MATERIALS ....................                        19,620,089
                                                                  ------------


--------------------------------------------------------------------------------
                                                NUMBER               VALUE
                                               OF SHARES            (NOTE 1)
--------------------------------------------------------------------------------
BUSINESS SERVICES (4.4%)
ENVIRONMENTAL CONTROL (0.1%)
Allied Waste Industries, Inc.* .............      7,100           $     62,569
Ecolab, Inc. ...............................      4,000                156,500
Pall Corp. .................................      3,500                 75,469
Waste Management, Inc. .....................     33,972                583,893
                                                                  ------------
                                                                       878,431
                                                                  ------------
PRINTING, PUBLISHING, BROADCASTING (3.3%)
CBS Corp.* .................................     42,316              2,705,579
Clear Channel Communications,
  Inc.* ....................................     16,100              1,436,925
Comcast Corp., Class A .....................     42,900              2,155,725
Donnelley (R.R.) & Sons Co. ................      7,100                176,169
Dow Jones & Co., Inc. ......................      3,500                238,000
Gannett Co., Inc. ..........................     16,600              1,353,938
Interpublic Group, Inc. ....................     17,300                997,994
Knight Ridder, Inc. ........................      5,200                309,400
McGraw Hill Cos., Inc. .....................     11,400                702,525
MediaOne Group, Inc.* ......................     34,100              2,619,306
Meredith Corp. .............................        800                 33,350
New York Times Co., Class A ................     10,500                515,813
Omnicom Group, Inc. ........................     10,700              1,070,000
Time Warner, Inc. ..........................     69,000              4,998,187
Times Mirror Co., Class A ..................      3,500                234,500
Tribune Co. ................................     14,500                798,406
Viacom, Inc., Class B* .....................     38,700              2,338,931
                                                                  ------------
                                                                    22,684,748
                                                                  ------------
PROFESSIONAL SERVICES (0.9%)
Automatic Data Processing, Inc..............     33,400              1,799,425
Cendant Corp.* .............................     41,629              1,105,770
Computer Sciences Corp.* ...................      8,900                842,163
First Data Corp. ...........................     25,000              1,232,812
Gartner Group, Inc.* .......................          1                     12
Pitney Bowes, Inc. .........................     16,500                797,156
Service Corp. International ................     18,000                124,875
                                                                  ------------
                                                                     5,902,213
                                                                  ------------
TRUCKING, SHIPPING (0.1%)
FDX Corp.* .................................     16,360                669,738
                                                                  ------------
  TOTAL BUSINESS SERVICES ..................                        30,135,130
                                                                  ------------
CAPITAL GOODS (7.5%)
AEROSPACE (1.3%)
B.F. Goodrich Co. ..........................      5,200                143,000
Boeing Co. .................................     52,000              2,161,250
General Dynamics Corp. .....................      9,800                516,950
Honeywell International, Inc.* .............     44,850              2,587,284
Lockheed Martin Corp. ......................     22,700                496,563
Northrop Grumman Corp. .....................      2,400                129,750
Raytheon Co. ...............................     19,500                517,969
Teledyne Technologies, Inc* ................        871                  8,220
Textron, Inc. ..............................      9,000                690,187
United Technologies Corp. ..................     26,700              1,735,500
                                                                  ------------
                                                                     8,986,673
                                                                  ------------
BUILDING & CONSTRUCTION (0.3%)
Alcan Aluminum Ltd. ........................     14,600                601,337
Armstrong World Industries, Inc.                  3,000                100,125
Fleetwood Enterprises, Inc. ................        100                  2,063
Fluor Corp. ................................      3,600                165,150
Masco Corp. ................................     26,200                664,825
Parker-Hannifin Corp. ......................      7,200                369,450
Pulte Corp. ................................      1,400                 31,500
Snap-On, Inc. ..............................      1,300                 34,531
Vulcan Materials Co. .......................      6,600                263,588
                                                                  ------------
                                                                     2,232,569
                                                                  ------------

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BT EQUITY 500 INDEX
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999

--------------------------------------------------------------------------------
                                          NUMBER                VALUE
                                         OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
BUILDING MATERIALS & FOREST
  PRODUCTS (0.4%)
Crane Co. ............................     1,200           $     23,850
Huttig Building Products, Inc.* ......       267                  1,313
Lowe's Cos., Inc. ....................    19,600              1,171,100
Owens Corning ........................     1,000                 19,313
Sherwin-Williams Co. .................    10,700                224,700
The Stanley Works ....................     5,800                174,725
Weyerhaeuser Co. .....................    13,700                983,831
                                                           ------------
                                                              2,598,832
                                                           ------------
ELECTRICAL EQUIPMENT (4.4%)
Cooper Industries, Inc. ..............     5,200                210,275
Eaton Corp. ..........................     4,700                341,338
Emerson Electric Co. .................    26,000              1,491,750
General Electric Co. .................   178,300             27,591,925
Rockwell International Corp. .........    10,400                497,900
Thomas & Betts Corp. .................     4,200                133,875
                                                           ------------
                                                             30,267,063
                                                           ------------
MACHINERY (1.1%)
Applied Material, Inc.* ..............    20,100              2,546,419
Black & Decker Corp. .................     4,400                229,900
Briggs & Stratton Corp. ..............       300                 16,088
Caterpillar, Inc. ....................    19,900                936,544
Cummins Engine, Inc. .................     1,000                 48,313
Deere & Co. ..........................    12,600                546,525
Dover Corp. ..........................    12,300                558,112
Illinois Tool Works, Inc. ............    18,100              1,222,881
Ingersol-Rand Co. ....................    10,400                572,650
McDermott International, Inc. ........       900                  8,156
Millipore Corp. ......................     1,300                 50,212
NACCO Industries, Inc. Class A........       100                  5,556
Thermo Electron Corp.* ...............     4,800                 72,000
W.W. Grainger, Inc. ..................     5,600                267,750
                                                           ------------
                                                              7,081,106
                                                           ------------
  TOTAL CAPITAL GOODS ................                       51,166,243
                                                           ------------
CONSUMER CYCLICALS (9.0%)
AIRLINES (0.2%)
AMR Corp.* ...........................     6,800                455,600
Delta Air Lines, Inc. ................     9,100                453,294
Southwest Airlines Co. ...............    30,825                498,980
U.S. Airways Group, Inc.* ............     2,200                 70,537
                                                           ------------
                                                              1,478,411
                                                           ------------
APPAREL & TEXTILES (0.1%)
Nike, Inc., Class B ..................    16,300                807,869
Reebok International Ltd.* ...........     1,400                 11,462
Russell Corp. ........................       800                 13,400
Spring Industries, Inc., Class A .....       200                  7,988
V.F. Corp. ...........................     5,400                162,000
                                                           ------------
                                                              1,002,719
                                                           ------------
AUTO RELATED (0.3%)
AutoZone, Inc.* ......................     5,700                184,181
Cooper Tire & Rubber Co. .............       700                 10,894
Dana Corp. ...........................     8,042                240,757
Delphi Automotive Systems
  Corp. ..............................    31,635                498,251
Genuine Parts Co. ....................     7,500                186,094
Goodyear Tire & Rubber Co. ...........     8,600                242,412
Johnson Controls, Inc. ...............     2,800                159,250
Pep Boys Manny Moe & Jack ............       300                  2,738
Ryder System, Inc. ...................     6,500                158,844
TRW, Inc. ............................     6,300                327,206
                                                           ------------
                                                              2,010,627
                                                           ------------



--------------------------------------------------------------------------------
                                          NUMBER                VALUE
                                         OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
AUTOS & TRUCKS (1.0%)
Ford Motor Co. .......................    67,200           $  3,591,000
General Motors Corp. .................    33,900              2,464,106
Navistar International Corp.* ........     4,600                217,925
PACCAR, Inc. .........................     5,900                261,444
                                                           ------------
                                                              6,534,475
                                                           ------------
FOOD SERVICES, LODGING (0.2%)
Darden Restaurants, Inc. .............     5,400                 97,875
Hilton Hotels Corp. ..................    24,200                232,925
Marriot International, Inc. ..........    15,100                476,594
Tricon Global Restaurants, Inc.*......     9,900                382,387
                                                           ------------
                                                              1,189,781
                                                           ------------
HOUSEHOLD FURNITURE,
  APPLIANCES (0.4%)
Best Buy Co., Inc.* ..................    10,200                511,913
Circuit City Stores-Circuit City
  Group ..............................    11,200                504,700
Fortune Brands, Inc. .................     9,500                314,094
Leggett & Platt, Inc. ................    11,500                246,531
Maytag Corp. .........................     4,400                211,200
Newell Rubbermaid, Inc. ..............    16,356                474,324
Whirlpool Corp. ......................     3,700                240,731
                                                           ------------
                                                              2,503,493
                                                           ------------
LEISURE RELATED (0.8%)
American Greetings Corp. .............     3,400                 80,325
Brunswick Corp. ......................     2,500                 55,625
Carnival Corp., Class A ..............    32,300              1,544,344
Harrah's Entertainment, Inc.* ........     2,100                 55,519
Hasbro, Inc. .........................     9,350                178,234
Mirage Resorts, Inc.* ................    11,700                179,156
Walt Disney Co. ......................   108,700              3,179,475
                                                           ------------
                                                              5,272,678
                                                           ------------
PHOTO & OPTICAL (0.2%)
Bausch & Lomb, Inc. ..................     4,400                301,125
Eastman Kodak Co. ....................    18,800              1,245,500
Polaroid Corp. .......................     2,000                 37,625
                                                           ------------
                                                              1,584,250
                                                           ------------
RETAIL--GENERAL (5.8%)
Bed Bath & Beyond, Inc.* .............     8,400                291,900
Consolidated Stores Corp.* ...........     6,600                107,250
Costco Wholesale Corp.* ..............    12,800              1,168,000
CVS Corp. ............................    21,200                846,675
Dayton Hudson Corp. ..................    22,500              1,652,344
Dillards Inc. `A' ....................     7,000                141,313
Dollar General Corp. .................    17,131                389,730
Federated Department Stores,
  Inc.* ..............................     9,300                470,231
GAP, Inc. ............................    47,975              2,206,850
Harcourt General, Inc. ...............     1,400                 56,350
Home Depot, Inc. .....................   124,200              8,515,462
Jostens, Inc. ........................       200                  4,863
K-Mart Corp.* ........................    31,200                313,950
Kohl's Corp.* ........................     9,400                678,562
Limited, Inc. ........................    11,289                488,955
Liz Claiborne, Inc. ..................     4,300                161,788
Mattel, Inc. .........................    18,900                248,062
May Department Stores Co. ............    20,000                645,000
Nordstrom, Inc. ......................     6,500                170,219
Office Depot, Inc.* ..................    19,100                208,906
Penny (J.C.), Inc. ...................    15,900                317,006

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BT EQUITY 500 INDEX
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                            NUMBER               VALUE
                                          OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Rite Aid Corp. .....................        16,600           $    185,713
Sears Roebuck & Co. ................        20,400                620,925
Staples, Inc.* .....................        27,900                578,925
Tandy Corp. ........................        10,100                496,794
TJX Cos., Inc. .....................        18,800                384,225
Toys-R-Us, Inc.* ...................        15,200                217,550
Wal-Mart Stores, Inc. ..............       241,300             16,679,862
Walgreen Co. .......................        57,800              1,690,650
Water Pik Technologies, Inc.* ......           305                  2,917
                                                             ------------
                                                               39,940,977
                                                             ------------
  TOTAL CONSUMER CYCLICALS .........                           61,517,411
                                                             ------------
CONSUMER NON-CYCLICALS (16.1%)
BEVERAGES (2.1%)
Adolph Coors Co. ...................         1,400                 73,500
Anheuser-Busch Cos., Inc. ..........        26,600              1,885,275
Brown-Forman Corp., Class B ........         2,100                120,225
Coca-Cola Enterprises, Inc. ........        22,500                452,813
Coca-Cola Co. ......................       135,900              7,916,175
PepsiCo, Inc. ......................        82,700              2,915,175
Seagram Ltd. .......................        25,000              1,123,437
                                                             ------------
                                                               14,486,600
                                                             ------------
CONTAINERS (0.1%)
Ball Corp. .........................           100                  3,938
Crown Cork & Seal Co., Inc. ........         6,500                145,438
Owens-Illinois, Inc.* ..............         9,800                245,612
Pactiv Corp.* ......................        16,400                174,250
Sealed Air Corp.* ..................         5,907                306,056
                                                             ------------
                                                                  875,294
                                                             ------------
DRUGS (6.6%)
Abbott Laboratories ................        87,000              3,159,188
Allergan, Inc. .....................         7,600                378,100
Alza Corp.* ........................         5,900                204,288
American Home Products Corp.........        72,900              2,874,994
Amgen, Inc.* .......................        55,800              3,351,487
Bristol-Myers Squibb Co. ...........       106,100              6,810,294
Lilly (Eli) & Co. ..................        61,200              4,069,800
Longs Drug Stores, Inc. ............           400                 10,325
Merck & Co., Inc. ..................       125,800              8,436,462
Pfizer, Inc. .......................       208,400              6,759,975
Pharmacia & Upjohn, Inc. ...........        30,700              1,381,500
Schering-Plough Corp. ..............        82,600              3,484,687
Warner-Lambert Co. .................        45,600              3,736,350
Watson Pharmaceutical, Inc.* .......         5,300                189,806
                                                             ------------
                                                               44,847,256
                                                             ------------
FOODS (1.1%)
Archer Daniels Midland Co. .........        38,022                463,393
Bestfoods ..........................        16,200                851,512
Campbell Soup Co. ..................        20,900                808,569
ConAgra, Inc. ......................        20,500                462,531
General Mills, Inc. ................        13,600                486,200
H.J. Heinz Co. .....................        19,700                784,306
Hershey Foods Corp. ................         8,000                380,000
Kellogg Co. ........................        19,100                588,519
Nabisco Group Holdings .............        22,300                236,938
Quaker Oats Co. ....................         7,900                518,438
Sara Lee Corp. .....................        50,000              1,103,125
Wrigley (Wm.) Jr. Co. ..............         6,100                505,919
                                                             ------------
                                                                7,189,450
                                                             ------------
HOSPITAL SUPPLIES & SERVICES (1.4%)
Bard (C.R.), Inc. ..................         2,700                143,100
Baxter International, Inc. .........        17,700              1,111,781



--------------------------------------------------------------------------------
                                            NUMBER               VALUE
                                          OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Becton, Dickinson and Co. ..........        13,100           $    350,425
Biomet, Inc. .......................         7,500                300,000
Boston Scientific Corp.* ...........        24,800                542,500
Cardinal Health, Inc. ..............        15,250                730,094
Columbia/HCA Healthcare Corp.               33,900                993,694
Guidant Corp.* .....................        17,100                803,700
Healthsouth Corp.* .................        23,700                127,387
Humana, Inc.* ......................         4,200                 34,388
IMS Health, Inc. ...................        14,200                386,062
Mallinckrodt, Inc. .................         1,800                 57,263
Manor Care, Inc.* ..................         2,700                 43,200
McKesson HBOC, Inc. ................        13,481                304,165
Medtronic, Inc. ....................        62,500              2,277,344
PE Corp - PE Biosystems Group.......         6,300                757,969
Quintiles Transnational Corp.* .....         5,800                108,388
Shared Medical Systems Corp. .......           400                 20,375
St. Jude Medical, Inc.* ............         1,893                 58,091
Tenet Healthcare Corp.* ............        17,100                401,850
Wellpoint Health Networks,
  Inc.* ............................         4,300                283,531
                                                             ------------
                                                                9,835,307
                                                             ------------
RETAIL--FOOD (1.0%)
Albertson's, Inc. ..................        23,671                763,390
Great Atlantic & Pacific Tea Co.,
  Inc. .............................           400                 11,150
Kroger Co.* ........................        49,700                938,087
McDonald's Corp. ...................        74,400              2,999,250
Safeway, Inc.* .....................        28,900              1,027,756
SUPERVALU, Inc. ....................         2,500                 50,000
SYSCO Corp. ........................        19,900                787,294
Wendy's International, Inc. ........         5,200                107,250
Winn-Dixie Stores, Inc. ............         4,400                105,325
                                                             ------------
                                                                6,789,502
                                                             ------------
SOAPS & TOILETRIES (3.3%)
Alberto-Culver Corp. ...............         4,900                126,481
Avon Products, Inc. ................        13,100                432,300
Clorox Co. .........................        14,500                730,438
Colgate Palmolive Co. ..............        32,500              2,112,500
Gillette Co. .......................        60,300              2,483,606
International Flavors &
  Fragrances, Inc. .................         2,500                 94,375
Johnson & Johnson ..................        74,400              6,928,500
Kimberly Clark Corp. ...............        31,700              2,068,425
Procter & Gamble Co. ...............        70,500              7,724,156
                                                             ------------
                                                               22,700,781
                                                             ------------
TOBACCO (0.5%)
Philip Morris Cos., Inc. ...........       132,000              3,060,750
UST, Inc. ..........................         8,800                221,650
                                                             ------------
                                                                3,282,400
                                                             ------------
  TOTAL CONSUMER NON-CYCLICALS                                110,006,590
                                                             ------------
CREDIT SENSITIVE (21.6%)
BANKS (4.8%)
Amsouth Bancorp. ...................        23,150                447,084
Bank of America Corp. ..............        91,366              4,585,431
Bank of New York Co., Inc. .........        39,700              1,588,000
Bank One Corp. .....................        66,450              2,130,553
BB&T Corp. .........................        12,400                339,450
Chase Manhattan Corp. ..............        43,300              3,363,869
Comerica, Inc. .....................         5,850                273,122
Fifth Third Bancorp ................        18,800              1,379,450
First Union Corp. ..................        49,720              1,631,437
Firstar Corp. ......................        52,191              1,102,535

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BT EQUITY 500 INDEX
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                              NUMBER                VALUE
                                            OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
FleetBoston Financial Corp. ........          53,170         $  1,850,981
Golden West Financial Corp. ........           9,000              301,500
Huntington Bancshares ..............          15,444              368,725
KeyCorp ............................          20,800              460,200
National City Corp. ................          37,800              895,387
Northern Trust Corp. ...............          14,400              763,200
Old Kent Financial Corp. ...........           6,300              222,863
PNC Bank Corp. .....................          14,900              663,050
Regions Financial Corp. ............          14,800              371,850
Republic New York Corp. ............           7,200              518,400
SouthTrust Corp. ...................          11,300              427,281
State Street Corp. .................           7,100              518,744
Summit Bancorp .....................           6,000              183,750
SunTrust Banks, Inc. ...............          19,200            1,321,200
Synovus Financial Corp. ............           9,850              195,769
U.S. Bancorp .......................          44,700            1,064,419
Union Planters Corp. ...............           7,800              307,612
Wachovia Corp. .....................          11,400              775,200
Washington Mutual, Inc. ............          31,602              821,652
Wells Fargo Co. ....................          93,300            3,772,819
                                                             ------------
                                                               32,645,533
                                                             ------------
FINANCIAL SERVICES (4.7%)
American Express Co. ...............          23,600            3,923,500
Associates First Capital Corp.,
  Class A ..........................          42,924            1,177,727
Bear Stearns Co., Inc. .............           7,843              335,288
Capital One Financial Corp. ........          10,400              501,150
Charles Schwab Corp. ...............          46,800            1,795,950
Citigroup, Inc. ....................         181,850           10,104,041
Countrywide Credit Industries,
  Inc. .............................           8,100              204,525
Deluxe Corp. .......................           1,800               49,388
Dun & Bradstreet Corp. .............           8,600              253,700
Equifax, Inc. ......................           7,500              176,719
Franklin Resources, Inc. ...........          11,200              359,100
H&R Block, Inc. ....................           3,700              161,875
Household International, Inc. ......          25,533              951,104
J.P. Morgan & Co., Inc. ............           8,300            1,050,987
Lehman Brothers Holdings, Inc.......           6,100              516,594
MBIA, Inc. .........................           6,500              343,281
MBNA Corp. .........................          44,400            1,209,900
Mellon Financial Corp. .............          27,100              923,094
Merrill Lynch & Co. ................          18,600            1,553,100
Morgan Stanley Dean Witter &
  Co. ..............................          31,300            4,468,075
Paine Webber Group, Inc. ...........           6,700              260,044
Paychex, Inc. ......................          15,250              610,000
Providian Financial Corp. ..........           7,250              660,203
SLM Holding Corp. ..................           6,700              283,075
T. Rowe Price Associates, Inc. .....           8,600              317,662
                                                             ------------
                                                               32,190,082
                                                             ------------
INSURANCE (3.0%)
Aetna, Inc. ........................           9,700              541,381
AFLAC, Inc. ........................          15,300              721,969
Allstate Corp. .....................          40,900              981,600
American General Corp. .............          14,900            1,130,537
American International Group,
  Inc. .............................          83,502            9,028,654
Aon Corp. ..........................          13,800              552,000
Chubb Corp. ........................          10,400              585,650
CIGNA Corp. ........................          11,300              910,356
Cincinnati Financial Corp. .........           7,300              227,669



--------------------------------------------------------------------------------
                                              NUMBER                VALUE
                                            OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Conseco, Inc. ......................          21,799         $    389,657
Hartford Financial Services
  Group, Inc. ......................          12,500              592,187
Jefferson-Pilot Corp. ..............           3,950              269,588
Lincoln National Corp. .............           9,200              368,000
Loews Corp. ........................           7,000              424,812
Marsh & McLennan Cos., Inc. ........          15,900            1,521,431
MGIC Investment Corp. ..............           6,600              397,238
Progressive Corp. ..................           3,000              219,375
Safeco Corp. .......................           9,500              236,313
St. Paul Cos. ......................          13,824              465,696
Torchmark Corp. ....................           4,000              116,250
United Healthcare Corp. ............           7,700              409,063
UnumProvident Corp. ................          11,220              359,741
                                                             ------------
                                                               20,449,167
                                                             ------------
MORTGAGE RELATED (0.8%)
Fannie Mae .........................          54,800            3,421,575
Freddie Mac ........................          40,400            1,901,325
                                                             ------------
                                                                5,322,900
                                                             ------------
REAL ESTATE (0.0%)
Centrex Corp. ......................           4,200              103,688
                                                             ------------
UTILITY--ELECTRIC (1.6%)
AES Corp.* .........................          12,300              919,425
Ameren Corp. .......................           3,500              114,625
American Electric Power Co. ........          10,600              340,525
Carolina Power & Light .............          11,200              340,900
Central & South West Corp. .........          12,200              244,000
CINergy Corp. ......................           8,200              197,825
CMS Energy Corp. ...................           8,800              274,450
Consolidated Edison, Inc. ..........          13,900              479,550
Constellation Energy Group .........           3,700              107,300
Dominion Resources, Inc. ...........          12,900              506,325
DTE Energy Co. .....................           4,900              153,738
Duke Energy Corp. ..................          22,300            1,117,787
Edison International ...............          19,800              518,512
Entergy Corp. ......................          15,500              399,125
FirstEnergy Corp. ..................           6,800              154,275
Florida Progress Corp. .............           6,300              266,569
FPL Group, Inc. ....................           8,700              372,469
GPU, Inc. ..........................           8,600              257,462
New Century Energies, Inc. .........           5,600              170,100
Niagara Mohawk Holdings, Inc.*......           2,600               36,238
Northern States Power Co. ..........           2,800               54,600
Peco Energy Co. ....................           8,300              288,425
PG&E Corp. .........................          25,900              530,950
Pinnacle West Capital Corp. ........           3,900              119,194
PP&L Resources, Inc. ...............           4,644              106,232
Public Service Enterprise Group,
  Inc. .............................          13,200              459,525
Reliant Energy, Inc. ...............          11,900              272,212
Southern Co. .......................          42,800            1,005,800
Texas Utilities Co. ................          19,200              682,800
Unicom Corp. .......................          12,900              432,150
                                                             ------------
                                                               10,923,088
                                                             ------------
UTILITY--GAS (0.1%)
Consolidated Natural Gas Co. .......           6,700              435,081
Nicor, Inc. ........................             600               19,500
Peoples Energy Corp. ...............             200                6,700
Sempra Energy ......................          13,053              226,796
                                                             ------------
                                                                  688,077
                                                             ------------

EQ ADVISORS TRUST
BT EQUITY 500 INDEX
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                           NUMBER              VALUE
                                         OF SHARES            (NOTE 1)
--------------------------------------------------------------------------------
UTILITY--TELEPHONE (6.6%)
AT&T Corp. ........................        172,392          $  8,748,894
Bell Atlantic Corp. ...............         86,800             5,343,625
BellSouth Corp. ...................        100,400             4,699,975
CenturyTel, Inc. ..................          7,750               367,156
GTE Corp. .........................         54,900             3,873,881
MCI WorldCom, Inc.* ...............        153,146             8,126,283
SBC Communications, Inc. ..........        183,621             8,951,524
Sprint Corp. (FON Group) ..........         45,900             3,089,644
U.S. WEST, Inc. ...................         29,522             2,125,584
                                                            ------------
                                                              45,326,566
                                                            ------------
  TOTAL CREDIT SENSITIVE ..........                          147,649,101
                                                            ------------
DIVERSIFIED (1.0%)
MISCELLANEOUS (1.0%)
Avery Dennison Corp. ..............          7,000               510,125
Danaher Corp. .....................          8,500               410,125
Ralston-Purina Group ..............         18,800               524,050
Tyco International Ltd. ...........         89,358             3,473,792
Unilever N.V. .....................         33,382             1,817,233
                                                            ------------
                                                               6,735,325
                                                            ------------
ENERGY (6.3%)
COAL & GAS PIPELINES (0.5%)
Columbia Energy Group .............          5,950               376,338
Eastern Enterprises ...............          2,800               160,825
El Paso Energy Corp. ..............         13,200               512,325
Enron Corp. .......................         38,800             1,721,750
Williams Cos., Inc. ...............         23,800               727,387
                                                            ------------
                                                               3,498,625
                                                            ------------
OIL--DOMESTIC (3.1%)
Atlantic Richfield Co. ............         18,800             1,626,200
Burlington Resources, Inc. ........         11,900               393,444
Chevron Corp. .....................         37,600             3,257,100
Coastal Corp. .....................         10,700               379,181
Exxon Mobil Corp.* ................        186,858            15,053,748
Kaufman and Broad Home Corp.                   600                14,513
Occidental Petroleum Corp. ........         20,100               434,662
Sunoco, Inc. ......................          5,600               131,600
Tosco Corp. .......................          6,800               184,875
                                                            ------------
                                                              21,475,323
                                                            ------------
OIL--INTERNATIONAL (1.7%)
Amerada Hess Corp. ................          4,600               261,050
Ashland, Inc. .....................          2,100                69,169
Conoco, Inc., Class B .............         32,146               799,632
Kerr-McGee Corp. ..................          4,764               295,368
Phillips Petroleum Co. ............         13,300               625,100
Royal Dutch Petroleum Co.
  (New York Shares) ...............        119,600             7,228,325
Texaco, Inc. ......................         29,000             1,575,062
Union Pacific Resources Group,
  Inc. ............................         12,600               160,650
USX-Marathon Group, Inc. ..........         13,800               340,687
                                                            ------------
                                                              11,355,043
                                                            ------------
OIL--SUPPLIES & CONSTRUCTION (0.6%)
Anadarko Petroleum Corp. ..........          4,600               156,975
Apache Corp. ......................          6,800               251,175
Baker Hughes, Inc. ................         20,760               437,257
Halliburton Co. ...................         24,700               994,175
Rowan Co., Inc.* ..................          7,700               166,994
Schlumberger Ltd. .................         28,400             1,597,500




--------------------------------------------------------------------------------
                                           NUMBER              VALUE
                                         OF SHARES            (NOTE 1)
--------------------------------------------------------------------------------
Transocean Sedco Forex, Inc. ......         11,010          $    370,886
Unocal Corp. ......................         11,300               379,256
                                                            ------------
                                                               4,354,218
                                                            ------------
RAILROADS (0.4%)
Burlington Northern Santa Fe
  Corp. ...........................         24,900               603,825
CSX Corp. .........................         13,100               411,013
Kansas City Southern Industries,
  Inc. ............................          7,000               522,375
Norfolk Southern Corp. ............         14,800               303,400
Union Pacific Corp. ...............         15,300               667,462
                                                            ------------
                                                               2,508,075
                                                            ------------
  TOTAL ENERGY ....................                           43,191,284
                                                            ------------
TECHNOLOGY (29.6%)
COMPUTER HARDWARE (4.9%)
Adaptec, Inc.* ....................          6,600               329,175
Cisco Systems, Inc.* ..............        177,800            19,046,825
Gateway, Inc.* ....................         16,600             1,196,237
Hewlett Packard Co. ...............         56,500             6,437,469
Silicon Graphics, Inc.* ...........         13,600               133,450
Sun Microsystems, Inc.* ...........         84,400             6,535,725
                                                            ------------
                                                              33,678,881
                                                            ------------
COMPUTER SOFTWARE (8.3%)
Adobe Systems, Inc. ...............          6,900               464,025
America Online, Inc.* .............        121,400             9,158,112
Autodesk, Inc. ....................          4,800               162,000
BMC Software, Inc.* ...............         12,400               991,225
Citrix Systems, Inc.* .............          4,700               578,100
Computer Associates
  International, Inc. .............         30,500             2,133,094
Compuware Corp.* ..................         21,200               789,700
Microsoft Corp.* ..................        281,000            32,806,750
Novell, Inc.* .....................         19,500               776,344
Oracle Corp.* .....................         77,200             8,651,225
Peoplesoft, Inc.* .................         15,200               323,950
                                                            ------------
                                                              56,834,525
                                                            ------------
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (6.8%)
ADC Telecommunications, Inc.*......          8,800               638,550
Alltel Corp. ......................         18,700             1,546,256
Andrew Corp.* .....................          5,400               102,263
Comverse Technology, Inc.* ........          4,400               636,900
Corning, Inc. .....................         14,100             1,818,019
General Instrument Corp.* .........          9,300               790,500
Global Crossing Ltd.* .............         42,445             2,120,924
Lucent Technologies, Inc. .........        169,935            12,713,262
Motorola, Inc. ....................         32,600             4,800,350
Nortel Networks Corp. .............         73,760             7,449,760
QUALCOMM, Inc.* ...................         35,600             6,274,500
Scientific-Atlanta, Inc. ..........          4,100               228,062
Tellabs, Inc.* ....................         20,900             1,341,519
Yahoo!, Inc.* .....................         14,300             6,187,431
                                                            ------------
                                                              46,648,296
                                                            ------------
ELECTRONICS (4.1%)
3Com Corp.* .......................         19,100               897,700
Advanced Micro Devices, Inc.* .....          9,600               277,800
Analog Devices, Inc.* .............         10,300               957,900
Bemis Co. .........................            600                20,925
Intel Corp. .......................        181,400            14,931,487

EQ ADVISORS TRUST
BT EQUITY 500 INDEX
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                             NUMBER          VALUE
                                           OF SHARES        (NOTE 1)
--------------------------------------------------------------------------------
ITT Industries, Inc. ..................     7,000       $    234,063
KLA-Tencor Corp.* .....................     4,200            467,775
LSI Logic Corp.* ......................     8,600            580,500
Micron Technology, Inc.* ..............    14,300          1,111,825
Molex, Inc. ...........................     9,800            555,537
National Semiconductor Corp.* .........    10,600            453,812
PerkinElmer, Inc.* ....................       600             25,013
Seagate Technology, Inc.* .............    11,500            535,469
Solectron Corp.* ......................    16,700          1,588,587
Tektronix, Inc. .......................     2,500             97,188
Teradyne, Inc.* .......................     8,500            561,000
Texas Instruments, Inc. ...............    43,000          4,165,625
Xilinx, Inc.* .........................    18,600            845,719
                                                        ------------
                                                          28,307,925
                                                        ------------
OFFICE EQUIPMENT (4.4%)
Apple Computer, Inc.* .................     8,700            894,469
Cabletron Systems Corp.* ..............    11,400            296,400
Compaq Computer Corp. .................    90,439          2,447,505
Dell Computer Corp.* ..................   138,400          7,058,400
EMC Corp.* ............................    54,825          5,989,631
International Business Machines
  Corp. ...............................    97,600         10,540,800
Lexmark International Group,
  Inc.* ...............................     7,700            696,850
Network Appliance, Inc.* ..............     8,600            714,337
Parametric Technology Co.* ............    16,200            438,413
Xerox Corp. ...........................    38,000            862,125
                                                        ------------
                                                          29,938,930
                                                        ------------
OFFICE EQUIPMENT SERVICES (0.4%)
Ceridian Corp.* .......................     7,200            155,250
Electronic Data Systems Corp. .........    25,800          1,726,988
Unisys Corp.* .........................    17,600            562,100
                                                        ------------
                                                           2,444,338
                                                        ------------
WIRELESS TELECOMMUNICATION
  SERVICES (0.7%)
Nextel Communications, Inc.,
  Class A* ............................    19,100          1,969,687
Sprint Corp. (PCS Group)* .............    24,250          2,485,625
                                                        ------------
                                                           4,455,312
                                                        ------------
  TOTAL TECHNOLOGY ....................                  202,308,207
                                                        ------------
TOTAL COMMON STOCKS (98.3%)
  (Cost $569,489,298)..................                 $672,329,380
                                                        ------------



--------------------------------------------------------------------------------
                                             NUMBER          VALUE
                                           OF SHARES        (NOTE 1)
--------------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSITS (0.0%)
Chase Nassau,
  3.48%, 1/3/00 .....................   $   5,890      $      5,890
                                                       ------------
U.S. GOVERNMENT (1.3%)
U.S. Treasury Bill
 1/6/00 .............................     540,000           539,831
 1/20/00 ............................   2,334,000         2,328,445
 2/24/00 ............................   3,799,000         3,771,674
 3/23/00 ............................   1,304,000         1,289,308
 4/6/00 ^ ...........................     855,000           843,324
                                                       ------------
                                                          8,772,582
                                                       ------------
TOTAL SHORT-TERM DEBT SECURITIES (1.3%)
 (Amortized Cost $8,778,472).........                     8,778,472
                                                       ------------
TOTAL INVESTMENTS (99.6%)
  (Cost/Amortized Cost
  $578,267,770)......................                   681,107,852
OTHER ASSETS LESS
  LIABILITIES (0.4%) ................                     2,435,850
                                                       ------------
NET ASSETS (100%) ...................                  $683,543,702
                                                       ============

---------------------
*   Non-income producing.
^ All, or a portion of securities held by broker as collateral for financial futures contracts.

EQ ADVISORS TRUST
BT EQUITY 500 INDEX
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999

--------------------------------------------------------------------------------
At December 31, 1999, the Portfolio had the following futures contracts open:
(Note 1)

                             NO. OF      EXPIRATION       ORIGINAL        VALUE AT       UNREALIZED
PURCHASES:                 CONTRACTS        DATE           VALUE          12/31/99      APPRECIATION
-----------------------   -----------   ------------   -------------   -------------   -------------
S&P 500 Index .........   23             March '00      $8,453,913      $8,534,150        $80,237
                                                                                          =======

Investment security transactions for the year ended December 31, 1999 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $384,522,100
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities..........       7,103,909

As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........    $ 140,600,790
Aggregate gross unrealized depreciation .........      (37,800,929)
                                                     -------------
Net unrealized appreciation .....................    $ 102,799,861
                                                     =============
Federal income tax cost of investments ..........    $ 578,307,991
                                                     =============

At December 31, 1999, the Portfolio had loaned securities with a total value of $12,645,780, which was secured by collateral valued at $12,886,204 of which $4,069,560 was in the form of U.S. Government securities.















                       See Notes to Financial Statements.

EQ ADVISORS TRUST
BT INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999


--------------------------------------------------------------------------------
                                              NUMBER                 VALUE
                                             OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS, RIGHTS
  AND WARRANTS:
AUSTRALIA (2.1%)
Amcor Ltd. .........................         6,251            $    29,254
AMP Ltd. ...........................        10,291                113,618
Australian Gas & Light Co., Ltd.             3,618                 21,218
Boral Ltd. .........................        11,327                 17,536
Brambles Industries Ltd. ...........         2,201                 60,820
British American Tobacco
  Australia ........................         1,177                 10,810
Broken Hill Proprietary Ltd. .......        16,219                212,804
Coca-Cola Amatil Ltd. ..............         9,817                 26,790
Coles Meyer Ltd. ...................        11,555                 59,640
Colonial Ltd. ......................         8,695                 38,844
CSL Ltd. ...........................         1,572                 22,584
CSR Ltd. ...........................        11,721                 28,449
Fosters Brewing Corp. ..............        17,373                 49,804
General Property Trust .............        13,126                 21,354
GIO Australia Holdings, Ltd. .......         4,775                  7,299
Lend Lease Corp. ...................         4,516                 63,220
M.I.M. Holdings Ltd. ...............        21,126                 21,758
National Bank of Australia .........        13,607                207,980
News Corp., Ltd. ...................        18,171                176,299
Normandy Mining Ltd. ...............        20,196                 14,308
North Ltd. .........................         6,110                 14,389
Orica Ltd. .........................         2,368                 12,754
Pacific Dunlop Ltd. ................         8,588                 12,146
Pioneer International Ltd. .........         9,978                 30,044
QBE Insurance Group Ltd. ...........         1,851                  8,621
Rio Tinto Ltd. .....................         2,725                 58,492
Santos Ltd. ........................         4,030                 10,971
Smith (Howard) Ltd. ................           813                  5,547
Southcorp Ltd. .....................         6,538                 23,032
Tabcorp Holdings Ltd. ..............         3,437                 23,255
Telstra Corp., Ltd. ................        67,613                367,252
Wesfarmers Ltd. ....................         2,363                 19,485
Westfield Trust ....................        13,145                 25,783
Westfield Trust (New Units)* .......           277                    534
Westpac Banking Corp. ..............        17,230                118,759
WMC Ltd. ...........................        10,352                 57,044
Woolworths Ltd. ....................        10,999                 37,808
                                                              -----------
                                                                2,030,305
                                                              -----------
AUSTRIA (0.2%)
Austria Tabakwerke AG ..............           180                  8,712
Bank Austria AG ....................           855                 48,280
Generali Holding Vienna AG .........            60                 10,070
Flughafen Wein AG ..................           150                  5,220
Oesterreichische
  Elektrizitaetseirtschafts AG .....           230                 32,353
OMV AG .............................           230                 22,380
VA Technologies AG .................           150                  9,907
Wienerberger Baustoffindustrie
  AG* ..............................           640                 13,933
                                                              -----------
                                                                  150,855
                                                              -----------
BELGIUM (0.8%)
Barco N.V. .........................            74                 10,372
Colruyt S.A. .......................           370                 21,266
Delhaize "Le Lion" S.A. ............           432                 32,583
Dolmen Computer Applications*.......            37                  1,119
Electrabel S.A. ....................           495                162,218


--------------------------------------------------------------------------------
                                              NUMBER                 VALUE
                                             OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Fortis (B) .........................         6,476            $   233,907
Fortis (B) (CVG Rights
  expiring 7/21/01)* ...............           140                    484
Fortis (B) Strip VVPR ..............         1,260                     13
Groupe Bruxelles Lambert S.A........           201                 40,536
Kredietbank N.V. ...................         2,708                146,088
S.A. D'Ieteren N.V. ................            28                 11,486
Solvay S.A., Class A ...............           738                 61,021
UCB SA .............................         1,282                 55,651
                                                              -----------
                                                                  776,744
                                                              -----------
DENMARK (0.7%)
Carlsberg A/S, Class A .............           300                 11,055
Carlsberg A/S., Class B ............           200                  7,587
D/S 1912, Class B ..................             9                106,076
D/S Svendborg, Class B .............             7                116,643
Danisco ............................           480                 18,728
Den Danske Bank A/S ................           400                 43,893
Falck A/S ..........................           154                 16,169
FLS Industries A/S, Class B* .......           430                 10,835
ISS International Service System
  A/S, Class B .....................           367                 24,710
Novo-Nordisk A/S, Class B ..........           701                 93,068
Tele Danmark A/S* ..................         1,988                147,858
Unidanmark A/S, Class A ............           700                 49,312
Vestas Wind Systems* ...............           119                 21,119
                                                              -----------
                                                                  667,053
                                                              -----------
FINLAND (2.7%)
Kemira OYJ .........................         1,000                  6,100
Kesco OYJ ..........................           700                  8,894
Merita plc, Class A ................         8,000                 47,191
Metra OYJ, Class B .................           200                  3,731
Metso OYJ* .........................         1,700                 22,113
Nokia OYJ* .........................        10,500              1,905,780
Outokumpu OYJ ......................         1,600                 22,668
Raisio Group plc ...................         1,800                  7,133
Sampo Insurance Co., Ltd.,
  Class A ..........................         1,000                 34,990
Sanitec Ltd. OYJ* ..................            18                    236
Sonera Group OYJ ...................         6,300                432,294
Tieto Corp. ........................           700                 43,762
Upm-Kymmene OYJ ....................         2,400                 96,801
                                                              -----------
                                                                2,631,693
                                                              -----------
FRANCE (8.8%)
Accor SA* ..........................         1,745                 84,407
Alcatel Alsthom ....................         1,827                420,034
Aventis S.A. .......................         6,203                360,901
Axa-Uap++ ..........................         3,181                443,926
Banque Nationale de Paris ..........         3,666                338,609
Bouygues S.A. ......................           260                165,430
Canal Plus* ........................           944                137,547
Cap Gemini S.A. ....................           728                184,988
Carrefour SA* ......................         3,119                575,857
Coflexip S.A. ......................            44                  3,201
Compagnie de Saint Gobain ..........           772                145,336
Dassault Systemes S.A. .............           195                 12,722
Elf Aquitaine SA ...................           279                 43,043
Eridania Beghin ....................           273                 29,400
Essilor International S.A. .........            28                  8,696
Etablissements Economiques du
  Casino Guichard Perrachon ........           726                 83,235

                                      140
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BT INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                                 NUMBER            VALUE
                                                OF SHARES         (NOTE 1)
--------------------------------------------------------------------------------
France Telecom S.A. .................            8,882         $ 1,175,943
Gecina ..............................              226              25,523
Groupe Danone .......................              657             155,022
Imetal ..............................               63               9,402
L'Air Liquide .......................              773             129,545
L'Oreal .............................              607             487,512
Lafarge S.A. ........................            1,004             117,031
Lagardere S.C.A. ....................            1,260              68,608
LVMH (Louis Vuitton Moet
  Hennessy) .........................              925             414,782
Michelin, Class B (Registered) ......            1,529              60,129
Pathe S.A. ..........................              102              12,568
Pechiney S.A., Class A ..............              589              42,138
Pernod Ricard .......................              702              40,207
Pinault-Printemps-Redoute S.A. ......            1,009             266,565
PSA Peugeot Citroen .................              489             111,141
Sanofi-Synthelabo SA* ...............            6,868             286,294
Schneider S.A. ......................            1,669             131,185
Sidel S.A. ..........................              365              37,725
Simco ...............................              157              12,720
Societe BIC S.A. ....................              119               5,421
Societe Eurafrance S.A. .............               31              18,693
Societe Generale Paris ..............            1,000             232,929
Sodexho .............................              310              54,922
Suez Lyonnaise des Eaux .............            1,187             190,428
Suez Lyonnaise des Eaux (Strip) .....              664                   7
Suez Lyonnaise des Eaux* ............              664             107,060
Thomson CSF .........................            1,966              65,003
Total Fina S.A. .....................              783             105,403
Total Fina S.A., Class B ............            5,151             688,206
Usinor Sacilor ......................            1,205              22,661
Valeo S.A. ..........................              604              46,653
Vivendi* ............................            5,349             483,542
                                                               -----------
                                                                 8,642,300
                                                               -----------
GERMANY (9.2%)
Adidas-Salomon AG ...................              300              22,537
Allianz AG ..........................            2,117             711,914
BASF AG .............................            5,500             287,833
Bayer AG ............................            6,700             318,880
Bayerische Vereinsbank AG ...........            3,675             251,245
Beiersdorf AG .......................              450              30,402
Buderus AG* .........................            1,300              21,891
Continental AG ......................              600              12,070
DaimlerChrysler AG ..................            9,044             710,410
Deutsche Bank AG
  (Registered)*++ ...................            5,516             467,491
Deutsche Lufthansa AG
  (Registered) ......................            3,900              92,415
Deutsche Telekom AG .................           26,635           1,875,988
Douglas Holding AG ..................              100               4,245
Dresdner Bank AG* ...................            4,500             244,575
EM.TV & Merchandising AG ............              750              49,535
Fresenius Medical Care AG* ..........              450              38,229
Heidelberger Zement AG ..............              385              29,893
Heidelberger Zement AG* .............              110              17,453
Hochtief AG .........................              400              14,964
Karstadt AG* ........................              500              20,369
Linde AG* ...........................              800              44,206
M.A.N. AG ...........................            1,000              37,561
Mannesmann AG .......................            4,400           1,066,591
Merck KGaA ..........................            1,700              53,140


--------------------------------------------------------------------------------
                                                 NUMBER            VALUE
                                                OF SHARES         (NOTE 1)
--------------------------------------------------------------------------------
Metro AG ............................           2,680          $   146,739
Muenchener
  Rueckversicherungs-
  Gesellschaft AG (Registered) ......           1,624              414,302
Preussag AG* ........................           1,293               72,752
RWE AG ..............................           4,450              177,243
SAP AG ..............................             550              270,641
Schering AG .........................             750               90,751
SGL Carbon AG .......................              50                3,302
Siemens AG* .........................           5,350              685,123
Thyssen Krupp AG* ...................           5,400              167,436
Veba AG .............................           4,850              237,189
Viag AG* ............................           5,200               97,161
Volkswagen AG .......................           3,120              176,179
WCM Beteiligungs & Grundbesi*                     850               33,084
                                                               -----------
                                                                 8,995,739
                                                               -----------
HONG KONG (2.1%)
Bank of East Asia Ltd. ..............          13,140               36,512
Cathay Pacific Airways ..............          30,000               53,451
Cheung Kong Holdings Ltd. ...........          21,000              266,772
CLP Holdings Ltd. ...................          21,000               96,713
Hang Seng Bank Ltd. .................          17,700              202,081
Hong Kong & China Gas Co.,
  Ltd. ..............................          36,505               50,013
Hong Kong Telecommunications
  Ltd. ..............................         109,060              314,967
Hutchison Whampoa Ltd. ..............          34,000              494,243
Johnson Electric Holdings ...........           9,000               57,773
New World Development Co. ...........          23,467               52,830
Shangri-LA Asia Ltd. ................          18,000               20,609
Sino Land Co. .......................          16,198                9,325
Sun Hung Kai Properties Ltd. ........          22,235              231,689
Swire Pacific Ltd., Class A .........          15,000               88,570
Television Broadcasts Ltd. ..........           4,000               27,272
Wharf Holdings Ltd. .................          23,029               53,473
                                                               -----------
                                                                 2,056,293
                                                               -----------
IRELAND (0.3%)
Allied Irish Banks plc ..............           7,177               81,922
CRH plc .............................           3,038               65,556
Eircom plc ..........................          20,013               87,380
Independent Newspapers plc ..........           1,622               10,647
Irish Permanent plc .................           2,438               22,971
Jefferson Smurfit Group plc .........          10,437               31,572
Kerry Group plc, Class A ............           1,180               14,159
Ryanair Holdings plc ................             885                9,291
                                                               -----------
                                                                   323,498
                                                               -----------
ITALY (3.8%)
Alitalia S.p.A. .....................          15,567               37,123
Arnoldo Mondadori Editore
  S.p.A. ............................           1,372               43,579
Assicurazioni Generali S.p.A. .......          12,222              404,229
Autogrill S.p.A. ....................           1,891               23,835
Banca Commerciale Italiana ..........          15,093               82,183
Banca di Roma .......................          39,530               50,861
Banca Intasa S.p.A. .................          21,147               85,934
Benetton Group S.p.A. ...............          16,533               38,010
Bulgari S.p.A. ......................           2,149               19,329
Credito Italiano ....................          46,101              226,851
Enel S.p.A.* ........................          63,901              268,048
ENI S.p.A. (Registered) .............          71,440              393,319

                                      141
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BT INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999

--------------------------------------------------------------------------------
                                             NUMBER                 VALUE
                                            OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Fiat S.p.A.* ........................         3,384            $   96,737
Italcementi S.p.A. ..................         2,011                24,334
Italgas S.p.A. ......................         5,940                22,521
La Rinascente S.p.A. ................         2,262                14,529
Mediaset S.p.A. .....................        10,332               160,858
Mediobanca S.p.A. ...................         3,565                36,415
Montedison S.p.A.* ..................        30,864                50,573
Olivetti* ...........................        42,616               123,544
Parmalat Finanziaria S.p.A. .........        19,903                25,488
Pirelli S.p.A. ......................        19,579                53,798
Riunione Adriatica di Sicurta
  S.p.A. ............................         4,783                48,036
San Paolo-IMI S.p.A. ................        13,529               184,030
Sirti S.p.A. ........................         2,255                 8,072
Telecom Italia Mobile S.p.A.
  (RNC) .............................        18,196                86,786
Telecom Italia Mobile S.p.A. ........        58,628               655,613
Telecom Italia S.p.A. ...............        31,358               442,677
Telecom Italia S.p.A. (RNC) .........         4,077                24,872
Unione Immobiliare S.p.A. ...........        25,151                11,666
                                                               ----------
                                                                3,743,850
                                                               ----------
JAPAN (24.3%)
77 Bank Ltd. ........................         3,000                31,429
Acom Co., Ltd. ......................         1,300               127,291
Advantest Corp. .....................           900               237,699
Ajinomoto Co. .......................         7,000                72,924
Alps Electric Co., Ltd. .............         1,000                15,250
Amada Co., Ltd. .....................         3,000                16,404
Aoyamma Trading Co., Ltd. ...........           900                19,280
Asahi Bank Ltd. .....................        26,000               160,227
Asahi Breweries Ltd. ................         5,000                54,681
Asahi Chemical Industry
  Co., Ltd. .........................        13,000                66,761
Asahi Glass Co., Ltd. ...............        11,000                85,112
Bank of Fukuoka .....................         6,000                41,612
Bank of Tokyo-Mitsubushi Ltd. .......        41,000               571,104
Bank of Yokohama ....................         8,000                36,858
Benesse Corp. .......................           500               120,317
Bridgestone Corp. ...................         8,000               176,074
Canon, Inc. .........................         8,000               317,715
Casio Computer Co., Ltd. ............         2,000                16,629
Central Japan Railway Co. ...........            17               106,593
Chichibu Onoda Cement Corp. .........         6,000                11,445
Chugai Pharmaceutical Ltd. ..........         1,000                10,809
Citizen Watch Co., Ltd. .............         3,000                19,075
Credit Saison Co., Ltd. .............         1,100                19,153
Dai Nippon Printing Co., Ltd. .......         7,000               111,611
Daiei, Inc. .........................         7,000                27,732
Daiichi Pharma Co., Ltd. ............         2,000                26,000
Daikin Industries Ltd. ..............         3,000                40,790
Dainippon Ink and
  Chemicals, Inc. ...................        10,000                29,639
Daito Trust Construction Co. ........         2,000                22,303
Daiwa Bank Ltd. .....................        17,000                49,887
Daiwa House Industry ................         6,000                44,605
Daiwa Securities Group Ltd. .........        12,000               187,694
Denso Corp. .........................         8,000               190,942
East Japan Railway Co. ..............            37               199,423
Ebara Corp. .........................         3,000                33,454
Eisai Co., Ltd. .....................         3,000                57,664
Fanuc ...............................         2,300               292,703


--------------------------------------------------------------------------------
                                             NUMBER                 VALUE
                                            OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Fuji Bank Ltd. ......................        31,000            $  301,115
Fuji Photo Film Co. .................         5,000               182,432
Fujitsu Ltd. ........................        16,000               729,336
Furukawa Electric Co., Ltd. .........         6,000                90,971
Gunma Bank Ltd. .....................         4,000                26,020
Hirose Electric .....................           300                67,231
Hitachi Ltd. ........................        30,000               481,268
Honda Motor Co., Ltd. ...............         9,000               334,540
House Foods Corp. ...................         1,000                15,162
Hoya Corp. ..........................         1,000                78,744
Industrial Bank of Japan Ltd. .......        24,000               231,243
Isetan Co., Ltd. ....................         2,000                14,673
Ishikawajima-Harima Heavy
  Industries Co., Ltd. ..............        14,000                16,160
Ito Yokado Co., Ltd. ................         4,000               434,315
Itochu Corp. ........................         9,000                44,811
Japan Airlines Co., Ltd. ............        19,000                56,314
Japan Energy Corp. ..................         7,000                 6,368
Japan Tobacco, Inc. .................            15               114,741
Joyo Bank Ltd. ......................         8,000                36,780
JUSCO Co., Ltd. .....................         3,000                52,264
Kajima Corp. ........................        12,000                35,802
Kaneka Corp. ........................         4,000                51,140
Kansai Electric Power Co., Inc. .....         9,300               162,020
Kao Corp. ...........................         6,000               171,085
Kawasaki Heavy Industries Ltd. ......        12,000                15,964
Kawasaki Steel Corp. ................        34,000                60,863
Kinden Corp. ........................         2,000                15,358
Kinki Nippon Railway Co., Ltd. ......        17,000                68,180
Kirin Brewery Co., Ltd. .............        10,000               105,155
Kokuyo ..............................         1,000                13,303
Komatsu .............................        11,000                50,572
Komori Corp. ........................         1,000                19,065
Konami Co., Ltd. ....................           500                89,259
Kubuto Corp. ........................        14,000                53,546
Kuraray Co., Ltd. ...................         4,000                40,497
Kurita Water Industries .............         2,000                31,771
Kyocera Corp. .......................         2,000               518,439
Kyowa Hakko Kogyo ...................         2,000                11,993
Marubeni Corp. ......................        10,000                41,964
Marui Co., Ltd. .....................         4,000                59,708
Matsushita Electric Industries ......        18,000               498,288
Meiji Seika .........................         4,000                22,733
Minebea Co., Ltd. ...................         4,000                68,590
Mitsubishi Chemical Corp. ...........        19,000                66,908
Mitsubishi Corp. ....................        14,000               108,050
Mitsubishi Electric Corp. ...........        21,000               135,577
Mitsubishi Estate Co., Ltd. .........        12,000               117,030
Mitsubishi Heavy Industries Ltd.             33,000               110,075
Mitsubishi Logistics Corp. ..........         2,000                12,756
Mitsubishi Materials Corp. ..........        10,000                24,455
Mitsubishi Trust & Banking
  Corp. .............................        12,000               105,644
Mitsui & Co., Ltd. ..................        16,000               111,905
Mitsui Fudosan Co., Ltd. ............         9,000                60,921
Mitsui Marine & Fire Insurance
  Co., Ltd. .........................         6,000                35,567
Mitsui Mining & Smelting Co.,
  Ltd. ..............................         5,000                23,623
Mitsui Trust & Banking Co., Ltd.              5,000                11,298
Mitsukoshi, Ltd. ....................         4,000                14,086
Murata Manufacturing Co., Ltd. ......         2,000               469,529

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BT INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999

--------------------------------------------------------------------------------
                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
NAMCO Ltd. ..........................            700           $   45,329
NEC Corp. ...........................         14,000              333,464
NGK Insulators Ltd. .................          3,000               22,273
NGK Spark Plug Co., Ltd. ............          1,000                9,146
Nichiel Co., Ltd. ...................            400                8,686
Nidec Corp. .........................            200               57,713
Nikon Corp. .........................          3,000               88,037
Nintendo Ltd. .......................          1,300              215,925
Nippon COMSYS Corp. .................          1,000               20,738
Nippon Express Co., Ltd. ............         11,000               60,794
Nippon Meat Packers, Inc. ...........          3,000               38,883
Nippon Oil Co. ......................         14,000               61,626
Nippon Paper Industries Co. .........          9,000               49,565
Nippon Sheet Glass Co., Ltd. ........          2,000               10,369
Nippon Steel Corp. ..................         65,000              151,961
Nippon Telegraph & Telephone ........            111            1,900,127
Nippon Yusen Kabushiki Kaisha                 12,000               49,066
Nissan Motor Co., Ltd. ..............         37,000              145,495
Nissin Food Products Co., Ltd. ......          1,000               23,525
Nitto Denko Corp. ...................          2,000               99,971
Nomura Securities Co. ...............         18,000              324,856
NSK Ltd. ............................          6,000               41,025
Obayashi Corp. ......................          8,000               37,797
Oji Paper Co., Ltd. .................         10,000               60,158
Olympus Optical Co., Ltd. ...........          2,000               28,270
Omron Corp. .........................          2,000               46,073
Onward Kashiyama Co., Ltd. ..........          2,000               27,389
Oriental Land Co., Ltd. .............            800               68,708
Orix Corp. ..........................            600              135,107
Osaka Gas Co., Ltd. .................         26,000               62,565
Pioneer Electric ....................          1,000               26,411
Promise Co., Ltd. ...................            900               45,779
Rohm Co. ............................          1,100              451,922
Sakura Bank Ltd. ....................         38,000              220,053
Sankyo Co. ..........................          4,000               82,168
Sanyo Electric Co., Ltd. ............         17,000               69,011
Secom Co. ...........................          2,000              220,092
Sega Enterprises Ltd. ...............            400               12,716
Sekisui Chemical ....................          7,000               31,018
Sekisui House Ltd. ..................          7,000               61,968
Sharp Corp. .........................         10,000              255,796
Shimamura Co., Ltd. .................            300               47,540
SHIMANO, Inc. .......................          1,000               17,607
Shimizu Corp. .......................          6,000               19,838
Shin-Etsu Chemical Co., Ltd. ........          4,000              172,161
Shionogi & Co., Ltd. ................          3,000               36,418
Shiseido Co., Ltd. ..................          4,000               58,300
Shizuoka Bank Ltd. ..................          6,000               61,508
Showa Shell Sekiyu K.K. .............          3,000               13,235
Skylark Co., Ltd. ...................          1,000               23,525
SMC .................................            600              132,701
Softbank Corp. ......................            800              765,333
Sony Corp. ..........................          3,600            1,067,006
Sumitomo Bank Ltd. ..................         27,000              369,490
Sumitomo Chemical Co., Ltd. .........         15,000               70,429
Sumitomo Corp. ......................         11,000              106,632
Sumitomo Electric Industries ........          7,000               80,867
Sumitomo Heavy Industries* ..........          6,000               16,434
Sumitomo Marine & Fire
  Insurance Co., Ltd. ...............          4,000               24,650
Sumitomo Metal Industries* ..........         29,000               21,843


--------------------------------------------------------------------------------
                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Sumitomo Metal Mining Co. ...........          3,000           $    6,691
Taisei Corp. ........................          7,000               13,284
Taisho Pharmaceutical ...............          3,000               88,037
Taiyo Yuden Co., Ltd. ...............          1,000               59,278
Takara Shuzo Co., Ltd. * ............          1,000               15,759
Takashimaya Co., Ltd. ...............          3,000               20,659
Takeda Chemical Industries Ltd.                8,000              395,187
Takefuji Corp. ......................          1,400              175,154
Teijin Ltd. .........................         10,000               36,878
Terumo Corp. ........................          2,000               53,409
Tobu Railway Co., Ltd. ..............          7,000               20,542
Toda Corp. ..........................          3,000               11,533
Toho Co., Ltd. ......................            100               14,614
Tohoku Electric Power Co., Inc. .....          4,200               62,447
Tokai Bank Ltd. .....................         20,000              125,990
Tokio Marine & Fire Insurance
  Co., Ltd. .........................         14,000              163,651
Tokyo Broadcasting System, Inc.                2,000               67,690
Tokyo Electric Power ................         12,100              324,308
Tokyo Electron Ltd. .................          2,000              273,892
Tokyo Gas Co., Ltd. .................         21,000               51,149
Tokyo Style .........................          1,000                8,217
Tokyu Corp. .........................          9,000               21,921
Toppan Printing .....................          7,000               69,842
Toray Industries, Inc. ..............         13,000               50,357
Toshiba Corp. .......................         30,000              228,896
Tosoh Corp.* ........................          7,000               26,704
Tostem Corp. ........................          2,000               35,899
Toto Ltd. ...........................          5,000               30,226
Toyo Seikan Kaisha Ltd. .............          2,000               28,954
Toyota Motor Corp. ..................         33,000            1,597,868
Uni-Charm ...........................            800               46,092
Uny Co., Ltd. .......................          2,000               19,544
Wacaol Corp. ........................          1,000                8,794
World Co., Ltd. .....................            300               37,269
Yakult Honsha .......................          2,000               17,412
Yamaha Corp. (First Section) ........          2,000               12,990
Yamanouchi Pharmaceutical
  Co. Ltd. ..........................          3,000              104,764
Yamato Transport Co., Ltd. ..........          4,000              154,945
Yamazaki Banking Co., Ltd. ..........          2,000               21,696
                                                               ----------
                                                               23,885,730
                                                               ----------
NETHERLANDS (5.1%)
ABN-Amro Holdings N.V. ..............         13,415              335,470
Aegon NV ............................          5,911              571,598
Akzo Nobel N.V. .....................          2,565              128,804
ASM Lithography Holding N.V.*                  1,061              118,005
Buhrmann NV .........................            153                2,306
Elsevier ............................          5,244               62,713
Getronics N.V. ......................          1,094               87,368
Hagemeyer N.V. ......................            743               17,224
Heineken N.V. .......................          2,536              123,818
IHC Caland N.V. .....................             65                2,376
ING Groep N.V. ......................          8,397              507,518
KLM Royal Dutch Airlines N.V.*                   248                6,377
Koninklijke Ahold N.V. ..............          6,061              179,620
Koninklijke KPN .....................          4,473              437,053
Koninklijke (Royal) Philips
  Electronics N.V.* .................          3,118              424,444
Oce N.V. ............................            307                5,194
Royal Dutch Petroleum Co. ...........         18,797            1,153,347

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BT INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999

--------------------------------------------------------------------------------
                                              NUMBER             VALUE
                                             OF SHARES          (NOTE 1)
--------------------------------------------------------------------------------
STMicroelectronics N.V.* ...........          2,437           $   375,483
TNT Post Group N.V. ................          4,577               131,303
Unilever N.V. ......................          5,230               289,208
Wolters Kluwer N.V.* ...............          1,812                61,392
                                                              -----------
                                                                5,020,621
                                                              -----------
NEW ZEALAND (0.1%)
Brierley Investments Ltd. * ........         14,287                 2,986
Carter Holt Harvey Ltd. ............         15,301                19,987
Contact Energy Ltd. ................          5,646                 9,882
Fletcher Challenge Energy ..........          3,302                 8,626
Lion Nathan Ltd. ...................          5,041                11,721
Telecom Corp. of New Zealand .......         15,856                74,563
                                                              -----------
                                                                  127,765
                                                              -----------
NORWAY (0.3%)
Bergesen ASA, Class A ..............            500                 9,125
Christiania Bank OG Kreditkasse               4,600                22,714
Den Norske Bank ....................          4,350                17,890
Kvaerner ASA .......................            280                 5,915
Merkantildata ASA ..................          1,000                12,126
NCL Holdings ASA ...................          2,800                12,111
Norsk Hydro ASA ....................          2,500               105,006
Norske Skogindustrier ASA ..........            200                10,451
Orkla ASA, Class A .................          1,485                25,618
PC Lan ASA* ........................            263                   214
Petroleum Geo-Services ASA .........            850                15,195
Schibsted ASA ......................            450                 8,382
Storebrand ASA .....................          2,750                20,970
Tomra Systems ASA* .................            800                13,601
                                                              -----------
                                                                  279,318
                                                              -----------
PORTUGAL (0.4%)
Banco Comercial Portugues S.A.
  (Registered) .....................          9,305                51,699
Banco Espirito Santo S.A. ..........            962                27,064
BPI-SGPS S.A. (Registered)* ........          4,075                17,381
Brisa-Auto Estradas de Portugal
  S.A. .............................          2,500                19,209
Cimentos de Portugal S.A. ..........          1,294                21,529
Electricidade de Portugal S.A. .....          5,283                92,319
Jeronimo Martins SGPS ..............            875                22,411
Portugal Telecom S.A.* .............          9,145               100,420
Sonae SGPS S.A. ....................            729                38,518
                                                              -----------
                                                                  390,550
                                                              -----------
SINGAPORE (0.9%)
City Developments Ltd. .............          8,000                46,833
Creative Technology Ltd. ...........          1,000                18,133
DBS Group Holdings Ltd. * ..........         10,349               169,635
DBS Land Ltd. ......................         21,000                41,357
Keppel Corp., Ltd. .................          6,000                15,707
Oversea-Chinese Banking Corp
  (Foreign) ........................         13,559               124,559
Sembcorp Industries Ltd. ...........         27,000                36,800
Singapore Airlines Ltd. ............         12,000               136,175
Singapore Press Holdings Ltd. ......          3,048                66,066
Singapore Tech Engineering .........         33,000                51,120
Singapore Telecommunications
  Ltd. .............................         59,000               121,861
United Overseas Bank (Foreign)                7,392                65,243
Venture Manufacturing Ltd. .........          1,000                11,468
                                                              -----------
                                                                  904,957
                                                              -----------


--------------------------------------------------------------------------------
                                              NUMBER             VALUE
                                             OF SHARES          (NOTE 1)
--------------------------------------------------------------------------------
SPAIN (2.4%)
Acerinox S.A. ......................            280           $    11,181
Altadis* ...........................            342                 4,869
Argentaria S.A. ....................          4,339               102,074
Autopistas Concesionaria Espana               4,379                42,610
Azucarera Ebro Agticolas ...........            539                 7,870
Banco Bilbao Vizcaya ...............         18,826               268,422
Banco Santander Central
  Hispano S.A. .....................         31,610               358,263
Corporacion Financiera Alba ........          1,087                37,223
Endesa S.A. ........................          9,522               189,245
Fomento de Construcciones y
  Contratas S.A.* ..................          2,046                41,674
Gas Natural SDG S.A.* ..............          4,333                99,923
Grupo Dragados S.A. ................          1,842                16,271
Iberdrola S.A. .....................          8,582               119,074
Repsol S.A. ........................         10,616               246,421
Sociedad General de Aguas de
  Barcelona S.A.* ..................          1,023                14,999
Sociedad General de Aguas de
  Barcelona S.A.* ..................             10                   145
Tabacalera S.A., Class A ...........          3,362                48,139
Telefonica S.A.* ...................         28,831               720,978
TelePizza* .........................          2,024                 8,572
Union Electrica Fenosa S.A. ........          1,587                27,748
Vallehermoso S.A. ..................          1,297                 9,129
Zardoya Otis S.A. ..................          1,498                14,758
                                                              -----------
                                                                2,389,588
                                                              -----------
SWEDEN (2.4%)
AGA AB, Class A ....................            400                 6,642
Atlas Copco AB, Class A ............          1,428                42,297
Atlas Copco AB, Class B ............            457                13,025
Drott AB, Class B ..................            500                 5,712
Electrolux AB, Class B .............          3,400                85,691
Ericsson AB, Class B ...............         17,100             1,101,602
ForeningsSparbanken AB .............          5,300                78,024
Gambro AB* .........................          3,100                27,930
Hennes & Mauritz AB, Class B*                 7,700               258,450
Netcom Systems AB, Class B .........          1,000                70,427
S.K.F. AB, Class B .................            600                14,627
Sandvik AB, Class A ................          2,000                62,772
Securitas AB, Class B ..............          3,000                54,410
Skandia Forsakrings AB .............          5,000               151,337
Skandinaviska Enskilda Banken ......          6,600                66,847
Skanska AB, Class B ................          1,300                48,534
Svenska Cellulosa, AB, Class B .....          2,100                62,325
Svenska Hadelsbanken, Class A*                5,800                73,089
Swedish Match AB ...................          1,400                 4,897
Volvo AB, Class A ..................          1,600                40,513
Volvo AB, Class B ..................          2,700                69,956
WM-Data AB, Class B ................            700                43,364
                                                              -----------
                                                                2,382,471
                                                              -----------
SWITZERLAND (5.0%)
ABB AG* ............................          2,772               339,206
Adecco S.A.* .......................            140               109,079
Alusuisse Lonza Group AG ...........             50                36,883
Credit Suisse Group ................          2,360               469,331
Fischer (Georg) AG (Registered)                  30                10,368

EQ ADVISORS TRUST
BT INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999

--------------------------------------------------------------------------------
                                            NUMBER                 VALUE
                                           OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Holderbank Financiere Glarus
  AG (Registered) ................              93          $   33,016
Holderbank Financiere Glarus
  AG, Class B ....................              51              69,859
Kuoni Reisen AG (Registered) .....               1               4,153
Lonza AG* ........................              50              30,412
Nestle S.A. (Registered) .........             345             632,337
Novartis AG (Registered) .........             600             881,433
Roche Holding AG .................              61             724,411
Roche Holding AG (Bearer) ........              14             228,715
SAirGroup (Registered) ...........              50              10,069
SGS Societe Generale de
  Surveillance Holding S.A. ......              15              19,133
Sulzer AG ........................              30              19,510
Swiss Reinsurance Co.
  (Registered) ...................             125             256,912
Swisscom AG (Registered) .........             670             271,115
The Swatch Group AG (Bearer)                    10              11,524
The Swatch Group AG
  (Registered) ...................             160              37,298
UBS AG (Registered) ..............           1,861             502,815
Zurich Allied AG .................             440             251,034
                                                            ----------
                                                             4,948,613
                                                            ----------
UNITED KINGDOM (17.1%)
3i Group plc .....................           4,679              83,505
Abbey National plc ...............          12,594             201,371
Allied Zurich plc ................          13,814             162,758
Amvescap plc .....................           8,182              95,146
Anglian Water plc ................           1,842              16,809
Arjo Wiggins Appleton plc ........           2,323               8,442
AstraZeneca Group plc ............           5,851             248,070
AstraZeneca Group plc ............          10,116             419,567
BAA plc ..........................          11,489              80,718
Barclays plc .....................          12,876             370,583
Barratt Developments plc .........           2,197              10,219
Bass plc .........................           8,826             109,833
BBA Group plc ....................           1,548              12,501
Berkeley Group plc ...............           1,015              11,721
BG Group plc* ....................          31,787             205,356
Blue Circle Industries plc .......           6,605              38,377
BOC Group plc ....................           5,002             107,447
Boots Co. plc ....................           9,356              90,967
BP Amoco plc .....................         139,149           1,398,996
BP Amoco plc (ADR) ...............           5,380             319,101
British Aerospace plc ............          28,721             190,187
British Airways plc ..............          10,354              67,560
British American Tobacco plc .....          19,361             109,991
British Land Co., plc ............           7,293              48,293
British Sky Broadcasting plc .....          16,173             260,294
British Telecom plc ..............          56,562           1,382,168
Bunzl plc ........................           4,465              24,519
Burmah Castrol plc ...............           1,044              19,054
Cadbury Schweppes plc ............          16,812             101,552
Canary Wharf Finance plc .........           5,175              32,179
Carlton Communications plc .......           6,486              63,167
Centrica plc .....................          43,814             124,190
CGU plc ..........................          11,489             185,094
Compass Group plc ................           7,485             102,756
Corus Group plc* .................          19,143              49,777
Diageo plc .......................          32,217             259,126
Dixons Group plc .................           1,592              38,286



--------------------------------------------------------------------------------
                                            NUMBER                 VALUE
                                           OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Electrocomponents plc ............          5,979           $   66,196
EMI Group plc ....................          8,955               87,864
GKN plc ..........................          7,095              111,726
Glaxo Wellcome plc ...............         32,132              908,182
Granada Group plc ................         19,107              193,644
Great Universal Stores plc .......         10,995               64,284
Halifax plc ......................         21,122              234,192
Hanson plc .......................          7,167               60,076
HAYS plc .........................          9,135              145,473
HSBC Holdings plc ................         74,845            1,043,207
Imperial Chemical Industries plc            6,373               67,470
Jarvis plc .......................            904                3,212
Johnson Matthey plc ..............          1,469               16,371
Kingfisher plc ...................         13,231              146,807
Ladbroke Group plc ...............          3,691               11,818
Land Securities plc ..............          5,087               57,019
Lasmo plc ........................          1,694                3,222
Legal & General Group plc ........         49,086              133,584
Lloyds TSB Group plc .............         46,871              586,304
Logica plc .......................          2,724               70,260
Marconi plc ......................         25,720              455,072
Marks & Spencer plc ..............         30,447              144,942
MEPC plc .........................          2,816               21,149
Misys plc ........................          7,071              110,206
National Grid Group plc ..........         13,392              101,874
National Power plc ...............          9,038               52,331
Pearson plc ......................          6,424              207,922
Penninsular & Oriental Steam
  Navigation Co. .................          6,470              107,945
Pilkington plc ...................            363                  495
Provident Financial plc ..........          2,169               24,522
Prudential plc ...................         16,962              334,221
Racal Electronics plc ............          1,213               10,873
Railtrack Group plc ..............          5,280               88,688
Rank Group plc ...................          4,798               15,188
Reed International plc ...........          7,122               53,315
Rentokil Initial plc .............         31,233              113,878
Reuters Group plc ................         13,436              184,345
Rexam plc ........................          2,929               11,826
Rio Tinto plc ....................          9,802              236,675
RMC Group plc ....................          2,289               31,424
Royal & Sun Alliance Insurance
  Group ..........................            207                1,576
Royal Bank of Scotland
  Group plc ......................          6,366              112,893
Sainsbury (J) plc ................         14,979               84,492
Schroders plc ....................          2,579               51,900
Scottish Power plc ...............          9,673               73,271
SEMA Group plc ...................          5,491               98,795
Siebe plc ........................         34,894              189,923
Slough Estates plc ...............          2,760               15,713
SmithKline Beecham plc ...........         50,231              640,908
Smiths Industries plc ............          3,461               51,706
Stagecoach Holdings plc ..........          9,196               23,690
Tarmac plc .......................          1,036                9,203
Tate Lyle ORD plc ................          3,654               23,488
Taylor Woodward plc ..............          3,250                7,086
Tesco plc ........................         61,266              186,274
Thames Water plc .................          4,702               58,627
TI Group plc .....................          4,346               33,341
Unilever plc .....................         25,838              190,083
United Utilities plc .............          4,135               42,975

EQ ADVISORS TRUST
BT INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                           NUMBER              VALUE
                                          OF SHARES           (NOTE 1)
--------------------------------------------------------------------------------
Vodafone AirTouch plc ...........           150,663        $  746,429
Vodafone AirTouch plc (ADR) .....            11,335           561,082
Williams plc ....................             9,134            41,564
Wolseley plc ....................             4,791            36,736
WPP Group plc ...................             8,342           132,171
                                                           ----------
                                                           16,781,408
                                                           ----------
TOTAL COMMON STOCKS, RIGHTS
  AND WARRANTS (88.7%)
  (Cost $67,191,691) ............                          87,129,351
                                                           ----------
PREFERRED STOCKS:
AUSTRALIA (0.2%)
News Corp., Ltd. ................            19,733           168,930
                                                           ----------
GERMANY (0.3%)
RWE AG ..........................               700            21,599
SAP AG (Non Voting) .............               400           244,222
Volkswagen AG ...................               500            16,134
                                                           ----------
                                                              281,955
                                                           ----------
ITALY (0.0%)
Fiat S.p.A.* ....................             1,172            16,959
                                                           ----------
TOTAL PREFERRED STOCKS (0.5%)
  (Cost $381,978) ...............                             467,844
                                                           ----------
                                            PRINCIPAL
                                             AMOUNT
                                            --------
LONG-TERM DEBT SECURITIES:
UNITED KINGDOM (0.0%)
BG Transco Holdings plc
  7.06%, 12/14/09 (FRN) .........        $    4,000             6,500
BG Transco Holdings plc
  4.19%, 12/14/22 ...............             4,000             6,445
BG Transco Holdings plc
  7.00%, 12/16/24 ...............             4,000             6,277
British Aerospace plc
  7.45%, 11/30/03 ...............             3,483             5,626
                                                           ----------
TOTAL LONG-TERM DEBT
  SECURITIES (0.0%)
  (Cost $2,848) .................                              24,848
                                                           ----------

---------------------
*    Non-income producing.

++   Issuer of this security is an affiliate of the Trust.

     Glossary:
     ADR--American Depository Receipts
     CVG--Certificate de Valeur Garantie
     FRN--Floating Rate Note
     RNC--Risparmio Non-Convertible Savings Shares


--------------------------------------------------------------------------------
                                            PRINCIPAL          VALUE
                                              AMOUNT         (NOTE 1)
--------------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES:
U.S. Treasury Bills
 1/13/00 ..............................   $3,993,000      $ 3,987,387
 1/20/00 ..............................      475,000          473,869
 2/24/00 ..............................       20,000           19,856
 3/23/00 ..............................    2,865,000        2,832,720
                                                          -----------
                                                            7,313,832
                                                          -----------
Chase Nassau
  3.48%, 1/3/00 .......................        2,940            2,940
                                                          -----------
TOTAL SHORT-TERM DEBT
  SECURITIES (7.5%)
  (Amortized Cost $7,316,772) .........                     7,316,772
                                                          -----------
TOTAL INVESTMENTS (96.7%)
  (Cost/Amortized Cost
  $74,893,289) ........................                    94,938,815
OTHER ASSETS
  LESS LIABILITIES (3.3%) .............                     3,271,357
                                                          -----------
NET ASSETS (100%) .....................                   $98,210,172
                                                          ===========

--------------------------------------------------------------------------------
MARKET SECTOR DIVERSIFICATION (Unaudited)
As a Percentage of Total Common
  Stocks, Preferred Stocks, Rights, and
  Warrants
Basic Materials .......................                 3.2%
Business Services .....................                 3.8
Capital Goods .........................                 5.3
Consumer Cyclicals ....................                11.0
Consumer Non-Cyclicals ................                13.3
Credit Sensitive
  Banks ...............................       14.3
  Financial Services ..................        2.6
  Insurance ...........................        5.0
  Real Estate .........................        1.5
  Utility--Electric ...................        0.2
  Utility--Gas ........................        0.8
  Utility--Telephone ..................        6.9
                                              ----
Total Credit Sensitive ................                31.3
Diversified ...........................                 6.1
Energy ................................                20.9
Technology ............................                 5.1
                                                      -----
                                                      100.0%
                                                      =====

EQ ADVISORS TRUST
BT INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999


--------------------------------------------------------------------------------
At December 31, 1999, the Portfolio had the following futures contracts open:
(Note 1)

                                            NUMBER
                                              OF        EXPIRATION      ORIGINAL       VALUE AT       UNREALIZED
PURCHASES:                                CONTRACTS        DATE           VALUE        12/31/99      APPRECIATION
--------------------------------------   -----------   ------------   ------------   ------------   -------------
Australia All Ordinary Index..........         4       March '00       $  200,874     $  201,889       $  1,015
CAC 40 Index .........................        16       March '00          922,445        974,530         52,085
German DAX Index .....................        16       March '00        2,584,905      2,853,327        268,422
Hang Seng Index ......................         3       Jan '00            316,304        327,652         11,348
IBEX Plus Index ......................         3       Jan '00            351,425        355,030          3,605
Milan MIB 30 Index ...................         2       March '00          407,759        438,711         30,952
Nikkei 300 Index .....................        30       March '00          895,050        940,096         45,046
TOPIX Index ..........................         9       March '00        1,423,804      1,499,431         75,627
Financial Times 100 Index ............        16       March '00        1,734,124      1,795,151         61,027
                                                                                                       --------
                                                                                                       $549,127
                                                                                                       ========

At December 31, 1999, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)



                                                LOCAL
                                              CONTRACT       COST ON          U.S.$          UNREALIZED
                                               AMOUNT      ORIGINATION       CURRENT       APPRECIATION/
                                               (000'S)         DATE           VALUE        (DEPRECIATION)
                                             ----------   -------------   -------------   ---------------
FOREIGN CURRENCY BUY CONTRACTS
British Pound, expiring 1/21/00 ..........        745      $1,204,976      $1,203,734        $  (1,242)
British Pound, expiring 1/21/00 ..........        135         218,000         218,213              213
European Union, expiring 1/21/00..........      2,664       2,733,538       2,690,727          (42,811)
European Union, expiring 1/21/00..........        518         520,000         522,987            2,987
Japanese Yen, expiring 1/21/00 ...........    219,982       2,128,981       2,159,670           30,689
Japanese Yen, expiring 1/21/00 ...........     48,747         477,000         478,569            1,569

FOREIGN CURRENCY SELL CONTRACTS
British Pound, expiring 1/21/00 ..........        167         269,000         269,518             (518)
European Union, expiring 1/21/00..........        278         281,000         280,488              512
Japanese Yen, expiring 1/21/00 ...........     16,553         163,000         162,506              494
                                                                                             ---------
                                                                                             $  (8,107)
                                                                                             =========

Investment security transactions for the year ended December 31, 1999 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........   $32,372,923

NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     4,021,979

As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:


Aggregate gross unrealized appreciation..........    $ 22,801,223
Aggregate gross unrealized depreciation..........      (2,943,965)
                                                     ------------
Net unrealized appreciation .....................    $ 19,857,258
                                                     ============
Federal income tax cost of investments ..........    $ 75,081,557
                                                     ============
At December 31, 1999, the Portfolio had loaned securities with a total value of $5,035,798, which was secured by collateral valued at $5,175,317 of which $1,562,866 was in the form of U.S. Government securities.

The Portfolio utilized net capital loss carryforwards of $266,434 during 1999.



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
BT SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999

--------------------------------------------------------------------------------
                                               NUMBER              VALUE
                                              OF SHARES           (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
BASIC MATERIALS (4.0%)
CHEMICALS (0.4%)
Dionex Corp.* .......................          1,300           $    53,544
Geon Co. ............................          1,700                55,250
Georgia Gulf Corp. ..................          2,100                63,919
Octel Corp.* ........................            600                 6,225
Spartech Corp. ......................          1,100                35,475
Stepan Co. ..........................            300                 7,013
Thermo Optek Corp.* .................          1,100                12,512
Wellman, Inc. .......................          1,900                35,387
                                                               -----------
                                                                   269,325
                                                               -----------
CHEMICALS--SPECIALTY (1.3%)
A. Schulman, Inc. ...................          1,900                30,994
Airgas, Inc.* .......................          2,800                26,600
Albemarle Corp. .....................          1,940                37,224
Arch Chemicals, Inc. ................          1,800                37,687
Bush Boake Allen, Inc.* .............            300                 7,369
Cambrex Corp. .......................          1,500                51,656
ChemFirst, Inc. .....................          1,000                21,875
CK Witco Corp. ......................          7,165                95,832
Cytec Industries, Inc.* .............          2,500                57,812
Ethyl Corp. .........................          4,800                18,900
Ferro Corp. .........................          1,600                35,200
H.B. Fuller Co. .....................            800                44,750
Lilly Industries, Inc., Class A .....          1,700                22,844
M.A. Hanna Co. ......................          2,200                24,062
MacDermid, Inc. .....................            700                28,744
Minerals Technologies, Inc. .........          1,400                56,087
NCH Corp. ...........................            400                17,825
NL Industries, Inc. .................          1,000                15,063
OM Group, Inc. ......................          1,100                37,881
Omnova Solutions Inc ................          1,200                 9,300
Terra Industries, Inc. ..............          1,200                 1,950
U.S. Plastic Lumber Co.* ............          1,700                13,069
W.R. Grace & Co.* ...................          4,800                66,600
                                                               -----------
                                                                   759,324
                                                               -----------
METALS & MINING (1.0%)
Alltrista Corp.* ....................            600                13,275
Battle Mountain Gold Co. ............         10,600                21,863
Castle (A.M) & Co. ..................            600                 7,050
Cleveland-Cliffs, Inc. ..............            900                28,013
Commercial Metals Co. ...............            600                20,363
Intermet Corp. ......................          1,800                20,925
Kaiser Aluminum* ....................          1,500                11,531
Lawson Products, Inc. ...............            200                 4,625
MAXXAM, Inc.* .......................            200                 8,575
MDU Resources Group, Inc. ...........          2,600                52,000
Mueller Industries, Inc.* ...........          2,300                83,375
Pride International, Inc.* ..........          3,000                43,875
RTI International Metals, Inc.* .....            400                 3,000
Southern Peru Copper Corp. ..........          1,100                16,981
Stillwater Mining Co.* ..............          2,000                63,750
Timken Co. ..........................          2,400                49,050
Titanium Metals Corp. ...............          1,500                 6,750
USEC, Inc. ..........................          8,000                56,000
Wolverine Tube, Inc.* ...............            600                 8,475
Worthington Industries, Inc. ........          5,200                86,125
                                                               -----------
                                                                   605,601
                                                               -----------


--------------------------------------------------------------------------------
                                               NUMBER              VALUE
                                              OF SHARES           (NOTE 1)
--------------------------------------------------------------------------------
PAPER (0.7%)
Buckeye Technologies, Inc.* .........          1,200           $    17,850
Caraustar Industries, Inc. ..........          1,800                43,200
Champion Enterprises, Inc.* .........          1,900                16,269
Chesapeake Corp. ....................          1,600                48,800
Ivex Packaging Corp.* ...............            800                 8,000
Longview Fibre, Co. .................          3,900                55,575
P. H. Glatfelter Co. ................          1,200                17,475
Potlatch Corp. ......................          1,500                66,937
Rayonier, Inc. ......................          2,100               101,456
Rock-Tenn Co., Class A ..............            600                 8,850
Schweitzer-Mauduit
  International, Inc. ...............            700                 9,406
Wausau-Mosinee Paper Corp. ..........          3,800                44,413
                                                               -----------
                                                                   438,231
                                                               -----------
STEEL (0.6%)
Bethlehem Steel Corp.* ..............          8,409                70,425
Carpenter Technology Corp. ..........            800                21,950
Gibraltar Steel Corp. ...............            400                 9,350
Lone Star Technologies, Inc.* .......          1,100                30,663
LTV Corp. ...........................          7,900                32,587
Maverick Tube Corp.* ................          1,100                27,156
National Steel Corp., Class B .......          1,000                 7,438
Oregon Steel Mills, Inc. ............          1,200                 9,525
Quanex Corp. ........................            800                20,400
Reliance Steel & Aluminum Co.                  1,500                35,156
Rouge Industries, Inc., Class A .....          1,000                 7,875
Ryerson Tull, Inc. ..................          1,096                21,304
Steel Dynamics, Inc.* ...............          2,100                33,469
Valmont Industries ..................            800                12,850
                                                               -----------
                                                                   340,148
                                                               -----------
  TOTAL BASIC MATERIALS .............                            2,412,629
                                                               -----------
BUSINESS SERVICES (10.6%)
ENVIRONMENTAL CONTROL (1.0%)
AgriBioTech, Inc.* ..................          1,600                 3,800
American States Water Co.* ..........            200                 7,200
Cadiz, Inc.* ........................          1,700                16,150
Calgon Carbon Corp. .................          1,600                 9,500
California Water Service Group ......            600                18,188
Casella Waste Systems, Inc.* ........            500                 9,438
Cataytica, Inc.* ....................          3,700                50,181
CCC Information Services
  Group* ............................          1,700                29,112
CLARCOR, Inc. .......................          1,150                20,700
Donaldson Co., Inc. .................          2,500                60,156
E'Town Corp. ........................            700                43,575
IMCO Recycling, Inc. ................            700                 8,838
Ionics, Inc.* .......................          1,200                33,750
IT Group, Inc.* .....................            700                 6,431
Mine Saftey Appliances Co. ..........            100                 6,400
Mississippi Chemical Corp. ..........          1,300                 8,044
ONEOK, Inc. .........................          2,600                65,325
Philadelphia Suburban Corp. .........          2,600                53,787
Rollins, Inc. .......................          1,800                27,000
Stericycle, Inc.* ...................            400                 7,525
Tejon Ranch Co. .....................            700                16,625
Tetra Tech, Inc.* ...................          2,412                37,084
Thermo Ecotek Corp.* ................          1,100                 5,844
US Liquids, Inc.* ...................          1,500                12,563
Waste Connections, Inc.* ............          1,200                17,325
Waste Industries, Inc. ..............            500                 5,656
                                                               -----------
                                                                   580,197
                                                               -----------

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BT SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999

--------------------------------------------------------------------------------
                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
PRINTING, PUBLISHING, BROADCASTING (3.4%)
Ackerely Group, Inc. .................         1,100            $    19,937
ACTV, Inc.* ..........................         2,000                 91,375
AdForce, Inc.* .......................           500                 35,687
Analysts International Corp. .........         1,600                 20,000
Autobytel.Com, Inc.* .................           800                 12,150
Banta Corp. ..........................         1,200                 27,075
Bowne & Co. ..........................         2,700                 36,450
Citadel Communications Corp.* ........         1,500                 97,312
Consolidated Graphics, Inc.* .........           800                 11,950
Cumulus Media, Inc., Class A* ........         1,200                 60,900
Direct Focus, Inc.* ..................           800                 22,200
E4L, Inc.* ...........................         1,300                  3,250
Emmis Communications Corp.,
  Class A* ...........................         1,100                137,105
Entercom Communications Corp.                  1,300                 85,800
Flycast Communications Corp.* ........           500                 64,969
Gaylord Entertainment Co. ............         1,200                 35,925
HA-LO Industries, Inc.* ..............         2,500                 18,750
IDG Books Worldwide, Inc.,
  Class A* ...........................           600                  6,938
Journal Register Co.* ................         2,900                 44,769
Lee Enterprises, Inc. ................         2,800                 89,425
Macrovision Corp.* ...................           700                 51,800
Mail-Well, Inc.* .....................         1,700                 22,950
MessageMedia, Inc.* ..................         1,300                 18,281
Network Event Theater, Inc.* .........           800                 23,800
On Command Corp.* ....................           500                  9,250
Paxson Communications Corp.* .........         1,400                 16,713
Pegasus Communications Corp.*                    800                 78,200
Penton Media, Inc. ...................         1,000                 24,000
Playboy Enterprises, Inc.,
  Class B* ...........................         1,200                 29,175
Pulitzer, Inc. .......................           200                  8,063
R.H. Donnelly Corp.* .................         1,500                 28,312
Radio One, Inc.* .....................           500                 46,000
Scholastic Corp.* ....................           900                 55,969
Sinclair Broadcast Group, Inc.* ......           900                 10,983
Sirius Satellite Radio, Inc.* ........         1,000                 44,500
Source Media, Inc.* ..................         1,000                 18,500
True North Communications ............         2,700                120,656
United Television, Inc. ..............           100                 13,550
Valley Media, Inc.* ..................           900                  6,300
Value Line, Inc. .....................           100                  3,600
Valuevision Intl, Inc., Class A* .....         2,100                120,356
Westwood One, Inc.* ..................         2,250                171,000
Young Broadcasting Corp.,
  Class A* ...........................           700                 35,700
Zebra Technologies Corp.,
  Class A* ...........................         1,600                 93,600
Ziff-Davis, Inc. - ZDNet* ............         1,100                 23,100
Ziff-Davis, Inc.* ....................         1,900                 30,044
Zomax, Inc.* .........................           700                 31,675
                                                                -----------
                                                                  2,058,044
                                                                -----------
PROFESSIONAL SERVICES (4.9%)
ABM Industries, Inc. .................           900                 18,338
Administaff, Inc.* ...................           500                 15,125
ADVO, Inc.* ..........................         1,100                 26,125
AHL Services, Inc.* ..................           400                  8,350
Albany Molecular Research,
  Inc.* ..............................           600                 18,300


--------------------------------------------------------------------------------
                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Alexander & Baldwin, Inc. ............         3,300            $    75,281
Alterra Healthcare Corp.* ............         1,300                 10,806
Amdocs Ltd.* .........................           557                 19,217
American Retirement Corp.* ...........         1,600                 12,700
AnswerThink Consulting Group,
  Inc.* ..............................         1,500                 51,375
Applied Graphics Technologies,
  Inc.* ..............................         1,160                 10,005
Bacou USA, Inc.* .....................           300                  4,519
Berlitz International, Inc.* .........           400                  6,875
Billing Concepts Corp.* ..............         2,500                 16,250
Bright Horizons Family
  Solutions, Inc.* ...................         1,100                 20,625
Brightpoint, Inc.* ...................         2,800                 36,750
Burns International Services
  Corp.* .............................         1,200                 12,975
CACI International, Inc.,
  Class A* ...........................           900                 20,362
Cambridge Technology Partners,
  Inc.* ..............................         2,900                 76,125
Career Education Corp.* ..............           300                 11,513
CDI Corp.* ...........................           900                 21,712
Century Business Services, Inc.* .....         3,600                 30,375
Cerner Corp.* ........................         1,300                 25,594
Charles River Associates, Inc.* ......           700                 23,450
Circle International Group, Inc. .....         1,000                 22,250
Computer Horizons Corp.* .............         2,200                 35,612
Concord Communications, Inc.* ........           900                 39,937
Cornell Corrections, Inc.* ...........           900                  7,538
Corporate Executive Board Co.*                   600                 33,525
CORT Business Service Corp.* .........           600                 10,463
Cotelligent, Inc.* ...................         1,400                  7,525
Coventry Health Care, Inc.* ..........         4,100                 27,675
Crawford & Co., Class B ..............         2,200                 29,975
Diamond Technology Partners,
  Inc.* ..............................           800                 68,750
Documentum, Inc.* ....................           800                 47,900
Dollar Thrifty Automotive
  Group, Inc.* .......................         1,400                 33,512
Duff & Phelps Credit Rating Co.                  400                 35,575
Education Management Corp.* ..........         1,700                 23,800
F.Y.I., Inc.* ........................           900                 30,600
First Consulting Group, Inc.* ........         1,400                 21,700
Fisher Scientific International,
  Inc.* ..............................         2,300                 83,087
Forrester Research, Inc.* ............           300                 20,662
Franklin Covey Co.* ..................         2,000                 15,000
General Binding Corp. ................           300                  3,525
Getty Images, Inc.* ..................         1,600                 78,200
Group Maintenence America
  Corp.* .............................         1,200                 12,825
Heidrick & Struggles, Inc.* ..........           600                 25,350
InaCom Corp.* ........................         1,908                 13,952
Interim Services, Inc.* ..............         3,080                 76,230
Iron Mountain, Inc.* .................         1,650                 64,866
ITT Educational Services, Inc.* ......         1,200                 18,525
Kelly Services, Inc., Class A ........           800                 20,100
Korn/Ferry International* ............         1,100                 40,012
Kroll-O'Gara Co.* ....................         1,000                 16,500
Labor Ready, Inc.* ...................         2,250                 27,281
Landauer, Inc. .......................           300                  6,563
Lason, Inc.* .........................           900                  9,900

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BT SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999

--------------------------------------------------------------------------------
                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Learning Tree International,
  Inc.* .............................           900            $    25,200
Marketing Services Group, Inc.* .....           800                 13,400
Maximus, Inc.* ......................           500                 16,969
MemberWorks, Inc.* ..................           600                 19,913
Metamor Worldwide, Inc.* ............         2,200                 64,075
Mpath Interactive, Inc.* ............           900                 23,962
Multex.com, Inc.* ...................           500                 18,813
Navigant Consulting Co.* ............         2,050                 22,294
NCO Group, Inc.* ....................           600                 18,075
Nextera Enterprises Inc., Class
  A* ................................         1,000                 12,875
NFO Worldwide, Inc.* ................           800                 17,900
Ogden Corp. .........................         3,400                 40,587
Olsten Corp. ........................         3,600                 40,725
On Assignment, Inc.* ................           500                 14,938
Pegasystems, Inc.* ..................         1,300                 14,625
Per-Se Technologies, Inc.* ..........         1,566                 13,164
Personnel Group of America,
  Inc.* .............................         2,300                 23,287
Pharmaceutical Product
  Development, Inc.* ................           900                 10,688
Pierce Leahy Corp.* .................           300                 12,975
Piston Brink's Group ................         1,900                 41,800
PrePaid Legal Services, Inc.* .......         1,200                 28,800
Preview Travel, Inc.* ...............           800                 41,700
ProBusiness Services, Inc.* .........           950                 34,200
Professionals Group, Inc.* ..........           770                 18,047
Profit Recovery Group
  International, Inc.* ..............         1,800                 47,812
Razorfish, Inc.* ....................           362                 34,435
Renaissance Worldwide, Inc.* ........         1,400                 10,325
Rent-Way, Inc.* .....................         1,400                 26,162
Romac International, Inc.* ..........         2,840                 38,162
School Specialty, Inc.* .............           700                 10,588
SCM Microsystems, Inc.* .............           800                 51,150
Seitel, Inc.* .......................         2,400                 16,200
SITEL Corp.* ........................         1,900                 13,300
Staff Leasing, Inc.* ................         1,300                 12,350
StaffMark, Inc.* ....................         1,300                  9,831
Startek, Inc.* ......................           300                 10,875
Strayer Education, Inc. .............           600                 11,850
Superior Consultant Holdings,
  Inc.* .............................           300                  4,275
Sybase, Inc.* .......................         5,200                 88,400
Technology Solutions Co.* ...........         2,650                 86,787
TeleTech Holdings, Inc.* ............         1,200                 40,444
URS Corp.* ..........................           900                 19,519
US Office Products Co.* .............         2,700                  8,438
Veritas DGC, Inc.* ..................         1,000                 14,000
Visual Networks, Inc.* ..............         1,300                103,025
Volt Infomation Sciences, Inc.* .....           500                 11,938
Wackenhut Corp., Class A ............           600                  8,963
Wackenhut Corrections Corp.* ........           500                  5,844
Wallace Computer Services, Inc. .....         1,800                 29,925
Xceed, Inc.* ........................           800                 33,200
                                                               -----------
                                                                 2,918,472
                                                               -----------
TRUCKING, SHIPPING (1.3%)
Air Express International Corp. .....         1,600                 51,700
Airborne Freight Corp. ..............         2,700                 59,400
AMERCO* .............................           400                 10,000


--------------------------------------------------------------------------------
                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
American Freightways Corp.* .........           900            $    14,569
Arnold Industries, Inc. .............         1,600                 22,500
C.H. Robinson Worldwide, Inc. .......         2,400                 95,400
Consolidated Freightways Corp.*               1,900                 15,081
Eagle USA Airfreight, Inc.* .........           900                 38,812
Forward Air Corp.* ..................           700                 30,362
Fritz Cos., Inc.* ...................         1,300                 13,650
Heartland Express, Inc.* ............         1,500                 23,625
J.B. Hunt Transport Services, Inc.            1,900                 26,303
Kirby Corp.* ........................         1,375                 28,188
Knight Transportation, Inc.* ........           350                  5,994
Landstar Systems, Inc.* .............           900                 38,531
M.S. Carriers, Inc.* ................           400                  9,550
OMI Corp.* ..........................           400                    825
Overseas Shipholding Group, Inc.              1,200                 17,775
Pittston BAX Group ..................         1,800                 19,125
Roadway Express, Inc. ...............         1,100                 23,788
Swift Transportation Co., Inc.* .....         2,250                 39,656
USFreightways Corp. .................         1,900                 90,962
Werner Enterprises, Inc. ............         2,000                 28,125
Wisconsin Central Transportation
  Corp.* ............................         3,700                 49,719
XTRA Corp.* .........................           900                 38,362
Yellow Corp.* .......................         1,100                 18,494
                                                               -----------
                                                                   810,496
                                                               -----------
  TOTAL BUSINESS SERVICES ...........                            6,367,209
                                                               -----------
CAPITAL GOODS (9.6%)
AEROSPACE (0.7%)
AAR Corp. ...........................         1,650                 29,597
Aeroflex, Inc.* .....................         1,500                 15,563
BE Aerospace, Inc.* .................         2,100                 17,719
Curtiss-Wright Corp. ................           400                 14,750
Cymer, Inc.* ........................         1,700                 78,200
Fairchild Corp., Class A* ...........           946                  8,573
GenCorp, Inc. .......................         2,300                 22,712
Hexcel Corp.* .......................           700                  3,894
Kaman Corp., Class A ................         1,900                 24,462
Kellstrom Industries, Inc.* .........         1,300                 11,863
Moog, Inc., Class A* ................           200                  5,400
Orbital Sciences Corp.* .............         2,100                 38,981
REMEC, Inc.* ........................         1,600                 40,800
Scott Technologies, Inc.* ...........           700                 13,213
Titan Corp.* ........................         2,100                 98,962
                                                               -----------
                                                                   424,689
                                                               -----------
BUILDING & CONSTRUCTION (1.6%)
A.O. Smith Corp. ....................         1,350                 29,531
Building One Services Corp.* ........           893                  8,428
Butler Manufacturing Co. ............           300                  6,694
Coachman Industries, Inc. ...........         1,500                 22,688
Crossmann Communities, Inc.* ........           300                  4,650
Dal-Tile International, Inc.* .......         3,700                 37,462
Del Webb Corp.* .....................         1,000                 24,938
Dycom Industries, Inc.* .............         1,400                 61,687
Elcor Corp. .........................         1,500                 45,187
Fairfield Communities, Inc.* ........         3,000                 32,250
Fleetwood Enterprises, Inc. .........         2,200                 45,375
Foster Wheeler Corp. ................         1,800                 15,975
Granite Construction, Inc. ..........         1,200                 22,125
Insituform Technologies, Inc.,
  Class A* ..........................         1,600                 45,200

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BT SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999

--------------------------------------------------------------------------------
                                             NUMBER                 VALUE
                                            OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Integrated Electrical Services,
  Inc.* .............................         2,200            $    22,138
Jacobs Engineering Group, Inc.*               1,300                 42,250
Kennametal, Inc. ....................         1,500                 50,437
M.D.C. Holdings, Inc. ...............           800                 12,550
Morrison Knudsen Corp.* .............         1,200                  9,375
National R.V. Holdings, Inc.* .......           700                 13,475
NCI Building Systems, Inc.* .........         1,300                 24,050
Newport News Shipbuilding, Inc.               1,900                 52,250
Nortek, Inc.* .......................           500                 14,000
Palm Harbor Homes, Inc.* ............         1,500                 27,000
Pulte Corp. .........................         2,600                 58,500
Republic Group, Inc. ................           400                  6,050
Service Experts, Inc.* ..............         2,100                 12,206
Simpson Manufacturing Inc.* .........           300                 13,125
Standard Pacific Corp. ..............         2,000                 22,000
Stone & Webster, Inc. ...............           900                 15,131
Thomas Industries, Inc. .............         1,200                 24,525
Thor Industries, Inc. ...............           600                 18,263
TJ International, Inc. ..............         1,000                 42,000
Toll Brothers, Inc.* ................           900                 16,763
U.S. Home Corp.* ....................           500                 12,781
Walter Industries, Inc. .............         3,100                 33,519
Watts Industries, Inc., Class A .....           800                 11,800
                                                               -----------
                                                                   956,378
                                                               -----------
BUILDING MATERIALS & FOREST
  PRODUCTS (0.8%)
Apogee Enterprises, Inc. ............         1,500                  7,594
Centex Construction Products,
  Inc. ..............................           500                 19,500
Deltic Timber Corp. .................           900                 19,688
Fedders Corp. .......................         1,500                  8,250
Florida Rock Industries, Inc. .......         1,000                 34,437
Griffon Corp.* ......................         2,000                 15,625
HomeBase, Inc.* .....................         3,300                 10,106
Hughes Supply, Inc. .................         1,800                 38,812
Hussmann International, Inc. ........         3,300                 49,706
Kaydon Corp. ........................         1,500                 40,219
Modine Manufacturing Co. ............         1,000                 25,000
Park Electrochemical Corp. ..........           400                 10,625
Sturm Ruger & Co., Inc. .............         1,900                 16,863
Texas Industries, Inc. ..............         1,400                 59,587
The Scotts Co., Class A* ............         1,200                 48,300
Toro Co. ............................           800                 29,850
Tractor Supply Co.* .................           700                 11,200
Universal Forest Products, Inc. .....           800                 11,800
                                                               -----------
                                                                   457,162
                                                               -----------
ELECTRICAL EQUIPMENT (4.5%)
ADTRAN, Inc.* .......................         1,200                 61,725
Advanced Energy Industries,
  Inc.* .............................           600                 29,550
AMETEK, Inc. ........................         1,400                 26,688
Applied Power, Inc. Class A .........         2,740                100,695
Arctic Cat, Inc. ....................           900                  9,000
Barnes Group, Inc. ..................           600                  9,788
Belden, Inc. ........................         1,500                 31,500
Benchmark Electronics, Inc.* ........           800                 18,350
Brooks Automation, Inc.* ............           800                 26,050
Comfort Systems USA, Inc.* ..........         1,200                  8,850
Credence Systems Corp.* .............         1,200                103,800


--------------------------------------------------------------------------------
                                             NUMBER                 VALUE
                                            OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Cypress Semiconductor Corp.* ........         6,100            $   197,487
Dallas Semiconductor Corp. ..........         2,000                128,875
Electro Rent Corp.* .................           700                  8,138
Electroglas, Inc.* ..................         1,200                 30,450
Esterline Technologies Corp.* .......         1,500                 17,344
Flowserve Corp. .....................         2,800                 47,600
Franklin Electric Co., Inc. .........           400                 28,075
General Semiconductor, Inc.* ........         2,100                 29,794
Genlyte Group, Inc.* ................         1,000                 21,375
Harman International Industries,
  Inc. ..............................         1,000                 56,125
Harmon Industries, Inc. .............         1,000                 12,125
IGEN International, Inc.* ...........           500                 14,875
Kulicke & Soffa Industries* .........         1,500                 63,844
Lam Research Corp.* .................         2,300                256,594
Mentor Graphics Corp.* ..............         4,800                 63,300
Methode Electronics, Inc.,
  Class A ...........................         2,400                 77,100
Mettler-Toledo International,
  Inc.* .............................         2,600                 99,287
MMC Networks, Inc.* .................         1,700                 58,437
Pioneer-Standard Electronics ........         2,200                 31,762
Plexus Corp.* .......................         1,200                 52,800
Power Integrations, Inc.* ...........         1,200                 57,525
Power-One, Inc.* ....................           800                 36,650
Powerwave Technologies, Inc.* .......           800                 46,700
Rayovac Corp.* ......................         1,700                 32,087
RPC, Inc. ...........................           600                  3,450
Sawtek, Inc.* .......................         1,400                 93,187
Semtech Corp.* ......................         1,800                 93,825
Sensormatics Electronics Corp.* .....         4,700                 81,956
Silicon Valley Group, Inc.* .........         2,300                 40,825
Siliconix, Inc.* ....................           200                 26,300
SIPEX Corp.* ........................         1,100                 27,019
ThermoQuest Corp.* ..................           700                  7,219
TNP Enterprises, Inc. ...............           500                 20,625
Transwitch Corp.* ...................         1,500                108,844
Triquint Semiconductor, Inc.* .......           850                 94,562
UCAR International, Inc.* ...........         3,100                 55,219
Ultratech Stepper, Inc.* ............         1,700                 27,413
Veeco Instruments, Inc. .............           600                 28,087
Vicor Corp.* ........................         1,200                 48,600
Watkins-Johnson Co. .................           500                 20,000
Watsco, Inc. ........................         1,400                 16,188
                                                               -----------
                                                                 2,687,664
                                                               -----------
MACHINERY (2.0%)
Agco Corp. ..........................         3,400                 45,687
Albany International Corp.,
  Class A* ..........................         1,550                 24,031
Anchor Gaming* ......................           500                 21,719
Applied Industrial Technologies,
  Inc. ..............................         1,000                 16,625
Astec Industries, Inc.* .............           800                 15,050
Asyst Technologies, Inc.* ...........           900                 59,006
Baldor Electric Co. .................         2,500                 45,312
Chart Industries, Inc. ..............         2,050                  8,200
CMI Corp., Class A ..................         1,700                 12,006
Cognex Corp.* .......................         1,800                 70,200
Columbus McKinnon Corp. .............           600                  6,075
Commercial Intertech Corp. ..........           600                  7,650
Gardner Denver, Inc.* ...............           600                 10,013

EQ ADVISORS TRUST
BT SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999

--------------------------------------------------------------------------------
                                              NUMBER                 VALUE
                                            OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Graco, Inc. ..........................          750             $    26,906
IDEX Corp. ...........................        1,800                  54,675
Imation Corp.* .......................        2,400                  80,550
JLG Industries, Inc. .................        2,100                  33,337
L.S. Starrett Co., Class A ...........          400                   8,975
Lincoln Electric Holdings ............        2,400                  49,500
Lindsay Manufacturing Co. ............          550                  10,038
MagneTek, Inc.* ......................        2,600                  19,988
Manitowoc Co., Inc. ..................        1,400                  47,600
MascoTech, Inc. ......................        2,600                  32,987
Milacron, Inc. .......................        2,900                  44,587
NACCO Industries, Inc. Class A                  300                  16,669
National Oilwell, Inc.* ..............        2,600                  40,787
NationsRent, Inc.* ...................        1,300                   7,313
Nordson Corp. ........................        1,000                  48,250
Presstek, Inc.* ......................        2,100                  29,138
PRI Automation, Inc.* ................        1,100                  73,837
Regal-Beloit Corp. ...................        1,000                  20,625
Robbins & Myers, Inc. ................          300                   6,788
Sequa Corp., Class A* ................          800                  43,150
Specialty Equipment Cos., Inc.* ......          600                  14,363
Speedfam-Ipec, Inc.* .................        1,881                  24,335
Stewart & Stevenson Services,
  Inc. ...............................        2,100                  24,872
Tennant Co. ..........................          600                  19,650
Terex Corp.* .........................        1,500                  41,625
Thermo Fibertek, Inc.* ...............        1,300                   9,263
UNOVA, Inc.* .........................        3,000                  39,000
Woodward Governor Co. ................          300                   8,250
                                                                -----------
                                                                  1,218,632
                                                                -----------
  TOTAL CAPITAL GOODS ................                            5,744,525
                                                                -----------
CONSUMER CYCLICALS (9.5%)
AIRLINES (0.5%)
AirTran Holdings, Inc.* ..............        3,900                  17,672
Alaska Air Group, Inc.* ..............        1,300                  45,662
America West Holdings Corp.,
  Class B* ...........................        2,300                  47,725
Amtran, Inc.* ........................          500                   9,688
Atlantic Coast Airlines
  Holdings* ..........................          600                  14,250
Atlas Air, Inc.* .....................          600                  16,462
Aviall, Inc.* ........................        1,300                  10,644
Aviation Sales Co.* ..................        1,100                  18,150
Frontier Airlines, Inc.* .............        1,100                  12,513
Mesaba Holdings, Inc.* ...............          600                   6,863
Midwest Express Holdings, Inc.*               1,150                  36,656
SkyWest, Inc. ........................        1,500                  42,000
Trans World Airlines, Inc.* ..........        2,900                   8,156
                                                                -----------
                                                                    286,441
                                                                -----------
APPAREL & TEXTILES (1.4%)
Brown Shoe Company, Inc. .............        1,300                  18,362
Buckle, Inc.* ........................          300                   4,444
Burlington Coat Factory
  Warehouse Corp. ....................          800                  11,100
Burlington Industries, Inc.* .........        4,500                  18,000
Cato Corp., Class A ..................          900                  11,363
Charming Shoppes, Inc.* ..............        5,400                  35,775
Chico's FAS, Inc.* ...................          600                  22,575
Collins & Aikman Corp. ...............        2,800                  16,100
Columbia Sportswear Co.* .............          400                   8,600


--------------------------------------------------------------------------------
                                              NUMBER                 VALUE
                                            OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Dan River, Inc.* .....................          900             $     4,613
Donna Karan International, Inc.*                700                   4,594
Dress Barn, Inc.* ....................          800                  13,300
Enesco Group, Inc. ...................          700                   7,744
Finish Line, Inc., Class A* ..........        2,100                  11,419
Footstar, Inc.* ......................        1,000                  30,500
G&K Services, Inc., Class A ..........        1,500                  48,562
Genesco, Inc.* .......................        1,200                  15,600
Goody's Family Clothing, Inc.* .......        1,500                   8,063
Guess ?, Inc.* .......................          900                  19,575
Guilford Mills, Inc. .................          800                   5,800
Gymboree Corp.* ......................        1,700                   9,563
Interface, Inc. ......................        3,700                  21,275
Just For Feet, Inc.* .................        1,100                   1,375
K-Swiss Inc., Class A ................          800                  14,863
Kellwood Co. .........................        1,500                  29,156
Michaels Stores, Inc.* ...............        1,900                  54,150
Nautica Enterprises, Inc.* ...........        1,400                  15,837
OshKosh B'Gosh, Inc. .................          420                   8,846
Oxford Industries, Inc. ..............          300                   5,944
Pacific Sunwear of California,
  Inc.* ..............................        1,650                  53,109
Phillips-Van Heusen Corp. ............        1,500                  12,469
Polymer Group, Inc. ..................        1,600                  29,200
Quicksilver, Inc.* ...................        1,200                  18,600
Reebok International Ltd.* ...........        2,600                  21,287
Russell Corp. ........................        1,300                  21,775
Shoe Carnival, Inc.* .................          900                   9,056
Spring Industries, Inc., Class A .....          900                  35,944
Stein Mart, Inc.* ....................        1,900                  10,806
Stride Rite Corp. ....................        3,800                  24,700
Talbots, Inc. ........................          900                  40,162
Tarrant Apparel Group* ...............          500                   4,813
Timberland Co., Class A* .............          600                  31,725
Unifi, Inc.* .........................        3,400                  41,862
United Retail Group, Inc.* ...........        1,200                   9,900
Wet Seal, Inc., Class A* .............          700                   8,575
                                                                -----------
                                                                    851,081
                                                                -----------
AUTO RELATED (1.2%)
Action Performance Cos., Inc.* .......          700                   8,050
Aftermarket Technology Corp.* ........        1,000                  11,937
Arvin Industries, Inc. ...............        1,900                  53,912
Avis Rent a Car, Inc.* ...............        1,700                  43,456
Bandag, Inc. .........................          600                  15,000
Budget Group, Inc.* ..................        1,700                  15,406
CSK Auto Corp.* ......................        1,200                  21,000
Detroit Diesel Corp. .................          200                   3,838
Discount Auto Parts, Inc.* ...........          900                  16,256
Dura Automotive Systems, Inc.*                1,400                  24,412
Exide Corp. ..........................        1,800                  14,962
Hayes Lemmerz International,
  Inc.* ..............................          800                  13,950
Keystone Automotive Industries,
  Inc.* ..............................        1,900                  11,163
Littelfuse, Inc.* ....................          900                  21,839
Mark IV Industries, Inc. .............        2,300                  40,681
McGrath Rentcorp .....................        1,000                  17,500
Midas, Inc. ..........................          800                  17,500
Miller Industries, Inc.* .............        1,900                   5,463
Monaco Coach Corp.* ..................          900                  23,006
National Equipment Services* .........          900                   5,625

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BT SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999

--------------------------------------------------------------------------------
                                                 NUMBER                 VALUE
                                                OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
O'Reilly Automotive, Inc.* ............         1,800            $    38,700
OEA, Inc.* ............................           900                  4,388
Pennzoil-Quaker State Co. .............         3,700                 37,694
Pep Boys Manny Moe & Jack .............         3,400                 31,025
Precision Castparts Corp. .............         1,100                 28,875
Rollins Truck Leasing Corp. ...........         3,350                 39,991
Sauer, Inc. ...........................           600                  5,438
Standard Motor Products, Inc. .........           300                  4,838
Superior Industries International,
  Inc. ................................         1,400                 37,537
Titan International, Inc. .............         1,600                 10,400
Tower Automotive, Inc.* ...............         2,400                 37,050
United Auto Group, Inc.* ..............           800                  7,150
Westinghouse Air Brake Co. ............         2,986                 53,001
Wynn's International, Inc. ............           700                  9,888
                                                                 -----------
                                                                     730,931
                                                                 -----------
AUTOS & TRUCKS (0.2%)
ASV, Inc.* ............................           900                 12,263
Copart, Inc.* .........................         1,300                 56,550
Group 1 Automotive, Inc.* .............           700                  9,756
LithiaI Motors, Inc., Class A* ........           700                 12,513
Oshkosh Truck Corp. ...................         1,000                 29,312
Wabash National Corp. .................           900                 13,500
                                                                 -----------
                                                                     133,894
                                                                 -----------
FOOD SERVICES, LODGING (1.3%)
Applebee's International, Inc. ........         1,200                 35,400
Avado Brands, Inc. ....................         2,200                  9,281
Bob Evans Farms, Inc. .................         2,700                 41,681
Buffets, Inc.* ........................         1,900                 19,000
CBRL Group, Inc. ......................         3,300                 32,020
CEC Entertainment, Inc.* ..............         1,600                 45,400
Cheesecake Factory, Inc.* .............           950                 33,250
CKE Restaurants, Inc. .................         3,300                 19,387
Consolidated Products, Inc.* ..........         1,815                 18,377
Crestline Capital Corp.* ..............           700                 14,438
Extended Stay America, Inc.* ..........         5,100                 38,887
IHOP Corp.* ...........................         1,500                 25,031
Jack in the Box, Inc.* ................         2,300                 47,581
Landry's Seafood Resaurants,
  Inc.* ...............................         2,100                 18,244
Lone Star Steakhouse & Saloon,
  Inc.* ...............................         3,100                 27,658
Marcus Corp. ..........................         2,100                 28,219
MeriStar Hospitality Corp. ............         3,278                 52,448
Morrison Management Specialist,
  Inc. ................................           400                  8,625
NPC International, Inc.* ..............           500                  3,938
O'Charleys, Inc.* .....................         1,400                 18,375
P.F. Chang's China Bistro, Inc.* ......           700                 17,413
Papa John's International, Inc.* ......         1,100                 28,669
Prime Hospitality Corp.* ..............         3,100                 27,319
Ruby Tuesday, Inc. ....................         2,300                 41,831
Ryan's Family Steak Houses,
  Inc.* ...............................         1,900                 16,150
Sonic Corp.* ..........................         1,300                 37,050
Sunterra, Corp.* ......................         1,700                 19,550
Vail Resorts, Inc.* ...................         1,000                 17,938
Wyndham International,
  Class A* ............................         7,800                 22,912
                                                                 -----------
                                                                     766,072
                                                                 -----------


--------------------------------------------------------------------------------
                                                 NUMBER                 VALUE
                                                OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
HOUSEHOLD FURNITURE,
  APPLIANCES (1.1%)
Aaron Rents, Inc. .....................           800            $    14,200
American Woodmark Corp. ...............           600                 14,550
Basset Furniture Industries, Inc. .....           600                  9,600
Bush Industries, Class A ..............           100                  1,719
Central Garden & Pet Co.* .............         1,900                 19,712
Cheap Tickets, Inc.* ..................           200                  2,738
Cost Plus, Inc.* ......................         1,200                 42,750
Department 56, Inc.* ..................         1,400                 31,675
Ethan Allen Interiors, Inc. ...........         2,500                 80,156
Furniture Brands International,
  Inc.* ...............................         2,800                 61,600
Haverty Furniture Cos., Inc. ..........         1,400                 17,675
Heilig-Meyers Co. .....................         4,500                 12,375
Insight Enterprises, Inc.* ............         1,100                 44,687
Kimball International Inc.,
  Class B .............................         2,200                 36,300
La-Z-Boy, Inc. ........................         3,300                 55,481
Libbey, Inc. ..........................           900                 25,875
Mikasa, Inc. ..........................         1,200                 12,075
National Presto Industries, Inc. ......           100                  3,550
Pier 1 Imports, Inc. ..................         4,800                 30,600
Pillowtex Corp. .......................         1,700                 10,519
Rent A Center, Inc.* ..................           800                 15,850
Restoration Hardware, Inc.* ...........         1,400                  9,538
Salton, Inc.* .........................           700                 23,406
SLI, Inc.* ............................           650                  8,816
Spiegel, Inc., Class A* ...............         1,700                 11,953
Sunbeam Corp.* ........................         5,400                 22,612
The Bombay Company, Inc.* .............         2,700                 12,150
Virco Mfg. Corp. ......................           770                 10,010
Windmere-Durable Holdings,
  Inc.* ...............................         1,400                 23,800
                                                                 -----------
                                                                     665,972
                                                                 -----------
LEISURE RELATED (1.2%)
AMC Entertainment, Inc.* ..............         1,300                 11,212
AMF Bowling, Inc.* ....................         3,700                 11,562
Argosy Gaming Co.* ....................         1,500                 23,344
Aztar Corp.* ..........................         3,000                 32,625
Bally Total Fitness Holding
  Corp.* ..............................         1,600                 42,700
Boca Resorts, Inc., Class A* ..........         1,400                 13,650
Boyd Gaming Corp.* ....................         1,800                 10,463
Boyds Collection Ltd.* ................         3,700                 25,669
Callaway Golf Co. .....................         4,500                 79,594
Carmike Cinemas, Inc., Class A*                   800                  6,250
Championship Auto Racing
  Teams, Inc.* ........................           300                  6,900
Coleman Co., Inc.* ....................           500                  4,656
Family Golf Centers, Inc.* ............         2,800                  3,938
GC Cos., Inc.* ........................           400                 10,350
GTECH Holdings Corp.* .................         2,400                 52,800
Hollywood Park, Inc.* .................         1,800                 40,387
Jerks Pacific, Inc.* ..................           800                 14,950
Marvel Enterprises, Inc.* .............         1,200                  6,600
Midway Games, Inc.* ...................         1,959                 46,894
ParkerVision, Inc.* ...................           600                 18,450
Pegasus Systems, Inc.* ................           700                 42,219
Players International, Inc.* ..........         2,500                 20,547
Polaris Industries, Inc. ..............         1,200                 43,500

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BT SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999

--------------------------------------------------------------------------------
                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Racing Champions Corp.* .............         1,400            $     6,213
Scientific Games Holdings Corp.*                800                 13,250
SCP Pool Corp.* .....................           800                 20,750
Station Casinos, Inc.* ..............         1,900                 42,631
Steinway Musical Instrument,
  Inc.* .............................           700                 14,175
Topps Co. (The)* ....................         2,500                 25,937
Trendwest Resorts, Inc.* ............           400                  9,000
West Marine, Inc.* ..................           900                  7,425
WMS Industries, Inc.* ...............         1,500                 19,687
                                                               -----------
                                                                   728,328
                                                               -----------
PHOTO & OPTICAL (0.4%)
BMC Industries, Inc. ................         2,000                  9,750
CPI Corp. ...........................           700                 15,794
Metromedia International Group,
  Inc.* .............................         2,600                 12,350
Oakley, Inc.* .......................         1,400                  7,788
Ocular Sciences, Inc.* ..............         1,300                 24,537
Polaroid Corp. ......................         2,600                 48,912
Sola International, Inc.* ...........         1,700                 23,588
Sunglass Hut International,
  Inc.* .............................         2,400                 27,000
Wesley Jessen Visioncare, Inc.* .....         1,300                 49,237
                                                               -----------
                                                                   218,956
                                                               -----------
RETAIL--GENERAL (2.2%)
7-Eleven, Inc.* .....................         6,900                 12,291
99 Cents Only Stores* ...............           475                 18,169
Ames Department Stores, Inc.* .......         1,800                 51,862
AnnTaylor Stores Corp.* .............         1,200                 41,325
BarnesandNoble.com, Inc.* ...........         1,800                 25,537
Beyond.com Corp.* ...................         1,300                 10,156
Borders Group, Inc.* ................         4,400                 70,675
Casey's General Stores, Inc. ........         4,300                 44,881
CDnow, Inc.* ........................           932                  9,204
CellStar Corp.* .....................         2,600                 25,675
Children's Place Retail Stores,
  Inc.* .............................         1,000                 16,438
Coldwater Creek, Inc.* ..............           400                  8,200
CompUSA, Inc.* ......................         4,600                 23,575
Creative Computers, Inc.* ...........           800                  5,850
Daisytek International Corp.* .......         1,400                 32,637
dELiA*s, Inc.* ......................         1,000                  7,250
Egghead.com, Inc.* ..................         1,591                 25,754
Electronics Boutique Holdings
  Corp.* ............................           200                  3,600
Factory 2-U Stores, Inc.* ...........           900                 25,537
Fatbrain.com, Inc.* .................           300                  7,519
Fossil, Inc.* .......................           750                 17,344
Guitar Center, Inc. .................         1,700                 17,106
Handleman Co.* ......................         2,200                 29,425
Hanover Direct, Inc.* ...............         5,500                 19,938
Hollywood Entertainment Corp.*                1,800                 26,100
InterTan, Inc.* .....................           900                 23,513
JLK Direct Distribution,Inc.,
  Class A* ..........................           900                  9,281
Jo-Ann Stores, Inc., Class A* .......           700                  7,875
Jostens, Inc. .......................         2,000                 48,625
Kenneth Cole Productions,
  Class A* ..........................           200                  9,150


--------------------------------------------------------------------------------
                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Lands' End, Inc.* ...................           700            $    24,325
Men's Wearhouse, Inc.* ..............         1,743                 51,201
Miami Computer Supply Corp.* ........           900                 33,412
Micro Warehouse, Inc.* ..............         2,000                 37,000
Mills Corp. .........................         1,700                 30,387
Movado Group, Inc. ..................           800                 17,450
MSC Industrial Direct, Inc.,
  Class A* ..........................         1,200                 15,900
Musicland Stores Corp.* .............         1,600                 13,500
Officemax, Inc.* ....................         6,400                 35,200
Oneida Ltd. .........................           900                 19,575
Party City Corp.* ...................           300                    300
PC Connection, Inc.* ................           400                 13,800
pcOrder.com, Inc.* ..................           200                 10,200
PETSMART, Inc.* .....................         6,400                 36,800
Regis Corp. .........................         2,150                 40,581
Russ Berrie & Co., Inc. .............           600                 15,750
Shop At Home, Inc.* .................         1,200                 11,925
ShopKo Stores, Inc.* ................         2,000                 46,000
Trans World Entertainment
  Corp.* ............................         1,850                 19,425
Tuesday Morning Corp.* ..............           800                 14,750
Tweeter Home Entertainment
  Group, Inc.* ......................           400                 14,200
U.S. Franchise Systems, Inc.,
  Class A* ..........................         1,600                  7,200
Ubid, Inc.* .........................           100                  2,650
Value City Department Stores,
  Inc.* .............................           700                 10,588
WD-40 Co. ...........................           600                 13,275
Wesco International, Inc.* ..........         1,900                 16,863
Whitehall Jewelers, Inc.* ...........           800                 29,500
Winnebago Industries, Inc. ..........         1,100                 22,069
Wolverine World Wide, Inc. ..........         2,700                 29,531
                                                               -----------
                                                                 1,307,849
                                                               -----------
  TOTAL CONSUMER CYCLICALS ..........                            5,689,524
                                                               -----------
CONSUMER NON-CYCLICALS (12.0%)
BEVERAGES (0.3%)
Aquarion Co. ........................           900                 33,300
Beringer Wine Estates Holdings,
  Inc., Class B* ....................           900                 35,887
Canandaigua Wine, Inc.* .............         1,200                 61,200
Coca Cola Bottling Co. ..............           300                 14,213
Robert Modavi Corp., Class A* .......           500                 17,375
                                                               -----------
                                                                   161,975
                                                               -----------
CONTAINERS (0.3%)
CUNO, Inc.* .........................         1,200                 24,844
EarthShell Corp.* ...................         1,000                  4,125
Gaylord Container Corp.,
  Class A* ..........................         2,700                 18,394
Greif Brothers Corp., Class A .......           600                 17,850
Interpool, Inc. .....................           600                  4,462
Shorewood Packaging Corp.* ..........           950                 17,991
Silgan Holdings, Inc.* ..............           600                  8,025
Tupperware Corp. ....................         3,900                 66,056
                                                               -----------
                                                                   161,747
                                                               -----------

EQ ADVISORS TRUST
BT SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
DRUGS (3.7%)
Algos Pharmaceuticals Corp.* .........             500          $     5,500
Alkermes, Inc.* ......................           1,400               68,775
Alpharma, Inc. .......................           1,400               43,050
AmeriSource Health Corp.,
  Class A* ...........................           2,500               37,969
Anesta Corp.* ........................           1,000               17,188
Applied Analytical Industries,
  Inc.* ..............................           1,000                9,125
Aviron* ..............................             900               14,231
Barr Laboratories, Inc.* .............             700               21,963
Bio-Rad Laboratories, Inc.,
  Class A* ...........................             500               11,688
Block Drug Co., Inc., Class A ........             633               19,637
Carter-Wallace, Inc. .................           1,300               23,319
Celgene Corp.* .......................           1,100               77,000
Cephalon, Inc.* ......................           2,000               69,125
ChiRex, Inc.* ........................           1,400               20,475
Columbia Laboratories, Inc.* .........           1,600               12,000
Coulter Pharmaceutical, Inc.* ........           1,100               24,956
Cygnus, Inc.* ........................           1,500               27,375
Duane Reade, Inc.* ...................           1,400               38,587
Dura Pharmaceuticals, Inc.* ..........           2,900               40,419
Duramed Pharmaceuticals, Inc.* .......           1,700               12,113
EntreMed, Inc.* ......................             900               23,063
Enzon, Inc.* .........................           2,100               91,087
GelTex Pharmaceuticals, Inc.* ........           1,200               15,375
Gilead Sciences, Inc.* ...............           2,492              134,879
Guilford Pharmaceuticals, Inc.* ......           1,400               23,800
Herbalife International, Class A .....             800               11,500
IDEC Pharmaceuticals Corp.* ..........           2,500              245,625
Incyte Pharmaceuticals, Inc.* ........           1,400               84,000
Isis Pharmaceuticals, Inc.* ..........           1,400                8,750
Jones Pharma, Inc. ...................           2,050               89,047
King Pharmaceuticals, Inc.* ..........           1,350               75,684
Ligand Pharmaceuticals, Inc.,
  Class B* ...........................           2,200               28,325
Lipsome, Inc.* .......................           2,600               31,728
Medco Research, Inc.* ................             900               27,056
Medicis Pharmaceutical Corp.,
  Class A* ...........................           1,600               68,100
Millennium Pharmaceuticals,
  Inc.* ..............................           2,300              280,600
NBTY, Inc.* ..........................           2,700               31,219
NCS HealthCare, Inc., Class A* .......           2,300                5,534
PathoGenesis Corp.* ..................           1,100               23,581
Perrigo Co.* .........................           3,600               28,800
Pharmacyclics, Inc.* .................             800               33,000
Rexall Sundown, Inc.* ................           1,500               15,469
Shire Pharmaceuticals Group
  plc* ...............................           2,389               69,566
SICOR, Inc.* .........................           5,800               44,950
Syncor International Corp. -
  Del.* ..............................             800               23,300
Triangle Pharmaceuticals, Inc.* ......           1,600               20,500
Twinlab Corp.* .......................           1,100                8,731
Vertex Pharmaceuticals, Inc.* ........           1,300               45,500
West Pharmaceutical Services .........             557               17,232
                                                                -----------
                                                                  2,200,496
                                                                -----------

--------------------------------------------------------------------------------
                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
FOODS (1.2%)
Agribrands International, Inc.* ......             700          $    32,200
American Italian Pasta Co.,
  Class A* ...........................             800               24,600
Aurora Foods, Inc.* ..................             700                6,519
Chiquita Brands International,
  Inc. ...............................           3,000               14,250
Corn Products International, Inc.                2,100               68,775
Del Monte Foods Co.* .................           2,400               29,550
Delta & Pine Land Co. ................           2,000               34,750
Dreyer's Grand Ice Cream, Inc. .......           1,200               20,400
Earthgrains Co. ......................           2,500               40,312
International Home Foods, Inc.*                  1,600               27,800
International Multifoods Corp. .......           1,400               18,550
J.M. Smucker Co., Class A ............           1,700               33,150
Lance, Inc. ..........................           1,900               19,000
Michael Foods, Inc. ..................           1,000               24,625
Performance Food Group Co.* ..........             500               12,188
Pilgrims Pride Corp. .................           1,300               10,806
Ralcorp Holdings, Inc.* ..............           2,080               41,470
Riviana Foods, Inc. ..................             800               14,200
Sanderson Farms, Inc. ................           1,000                8,563
Smithfield Foods, Inc.* ..............           3,200               76,800
Suiza Foods Corp.* ...................           2,000               79,250
SuperGen, Inc.* ......................           1,100               32,312
Universal Foods Corp. ................           2,800               57,050
Vlasic Foods International, Inc.*                1,300                7,394
Zapata Corp.* ........................             600                2,775
                                                                -----------
                                                                    737,289
                                                                -----------
HOSPITAL SUPPLIES &
  SERVICES (5.7%)
Abgenix, Inc.* .......................             700               92,750
Acuson Corp.* ........................           1,000               12,563
Advance Paradigm, Inc.* ..............           1,000               21,563
Affymetrix, Inc.* ....................             900              152,719
ALARIS Medical, Inc.* ................             700                1,313
AmeriPath, Inc.* .....................           1,100                9,006
Apria Healthcare Group, Inc.* ........           3,300               59,194
Arrow International, Inc. ............           1,000               29,000
Beverly Enterprises, Inc.* ...........           5,500               24,063
Bindley Western Industries, Inc. .....           1,566               23,588
Bio-Technology General Corp.* ........           3,600               54,900
Biomatrix, Inc.* .....................             600               11,550
Capital Senior Living Corp.* .........             500                2,531
Caremark Rx, Inc.* ...................          11,200               56,700
CareMatrix Corp.* ....................             400                1,000
Chemed Corp. .........................             700               20,038
Closure Medical Corp.* ...............             300                3,863
Coherent, Inc.* ......................           1,800               48,150
Coinstar, Inc.* ......................           1,600               22,400
CONMED Corp.* ........................           1,300               33,637
Cooper Cos., Inc. ....................           1,000               30,125
COR Therapeutics, Inc.* ..............           1,500               40,312
Covance, Inc.* .......................           2,900               31,356
Cyberonics, Inc.* ....................           1,300               20,719
Cytyc Corp.* .........................           1,000               61,062
Datascope Corp. ......................           1,000               40,000
Dendrite International, Inc.* ........           1,600               54,200
Diagnostic Products Corp. ............             600               14,700

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BT SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999




--------------------------------------------------------------------------------
                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Eclipse Surgical Tech, Inc.* .........          1,300           $     9,588
Eclipsys Corp.* ......................          1,900                48,687
Enzo Biochem, Inc.* ..................          1,200                54,075
First Health Group Corp.* ............          3,300                88,687
Gliatech, Inc.* ......................            900                14,963
Haemonetics Corp.* ...................          1,200                28,575
Hanger Orthopedic Group, Inc.*                    700                 7,000
Healtheon/WebMD Corp.* ...............            175                 6,578
Henry Schein, Inc.* ..................          2,100                27,956
Hooper Holmes, Inc. ..................          1,900                48,925
Human Genome Sciences, Inc.* .........          1,300               198,412
IDEXX Laboratories, Inc.* ............          2,000                32,250
IDX Systems Corp.* ...................          1,000                31,250
ImClone Systems, Inc.* ...............          1,400                55,475
IMPATH, Inc.* ........................            700                17,806
Inhale Therapeutic Systems, Inc.*               1,000                42,562
Integrated Health Services* ..........          2,400                   216
Invitrogen Corp.* ....................            500                30,000
Ivacare Corp. ........................          1,600                32,100
K-V Pharmaceutical Co.,
  Class B* ...........................          1,000                21,438
Laboratory Corp. of America
  Holdings* ..........................          4,100                15,119
Laser Vision Centers, Inc.* ..........          1,800                19,013
Lasersight, Inc.* ....................          1,400                14,000
LCA-Vision, Inc.* ....................          1,300                 6,094
Lifepoint Hospitals, Inc.* ...........          1,400                16,538
LTC Healthcare, Inc.* ................             90                   180
Magellan Health Services, Inc.* ......          2,200                13,888
MedQuist, Inc.* ......................          2,000                51,625
Mentor Corp. .........................          1,300                33,556
Metals USA, Inc.* ....................          2,100                17,850
Mid Atlantic Medical Services,
  Inc.* ..............................          2,100                17,456
Neurogen Corp.* ......................          1,000                16,500
Novoste Corp.* .......................          1,200                19,800
Onhealth Network Co.* ................          1,300                11,619
Organogenesis, Inc.* .................          2,000                17,375
Orthodontic Centers of America,
  Inc.* ..............................          2,600                31,037
Osteotech, Inc.* .....................          1,100                14,713
Owens & Minor, Inc. ..................          2,400                21,450
PAREXEL International Corp.* .........          1,300                15,356
Patterson Dental Co.* ................          1,750                74,594
PE Corp. - Celera Genomics
  Group* .............................          1,500               223,500
Pediatrix Medical Group, Inc.* .......          1,400                 9,800
PhyCor, Inc.* ........................          4,400                 8,250
Physician Computer Network,
  Inc.* ..............................            700                    35
Priority Healthcare Corp.,
  Class B* ...........................            387                11,199
Protein Design Labs, Inc.* ...........          1,300                91,000
Province Healthcare Co.* .............            600                11,400
ProxyMed, Inc.* ......................          1,300                12,675
PSS World Medical, Inc.* .............          3,600                33,975
Quest Diagnostics, Inc.* .............          1,700                51,956
Quorum Health Group, Inc.* ...........          4,400                40,975
Regeneron Pharmaceuticals, Inc.*                1,000                12,750
Renal Care Group, Inc.* ..............          2,750                64,281
Res-Care, Inc.* ......................          1,800                22,950


--------------------------------------------------------------------------------
                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
ResMed, Inc.* ........................            700           $    29,225
Respironics, Inc.* ...................          1,400                11,156
Sabratek Corp.* ......................            600                    48
Safeskin Corp.* ......................          2,300                27,888
SangStat Medical Corp.* ..............          1,100                32,725
Serologicals Corp.* ..................          1,650                 9,900
Sierra Health Services, Inc.* ........          1,300                 8,694
Source Information Management
  Co.* ...............................            900                15,075
STERIS Corp.* ........................          4,000                41,250
Summit Technology, Inc.* .............          2,600                30,387
Sunrise Assisted Living, Inc.* .......          1,400                19,250
Sunrise Medical, Inc.* ...............          1,200                 7,425
Sunrise Technology
  International* .....................          2,500                29,531
Techne Corp.* ........................          1,400                77,087
Theragenics Corp.* ...................          2,000                18,125
Thermo BioAnalysis Corp.* ............            500                 9,188
Thermo Cardiosystems, Inc.* ..........            700                 4,594
Total Renal Care Holdings* ...........          4,200                28,087
Transkaryotic Therapies, Inc.* .......          1,300                50,050
Trex Medical Corp.* ..................          2,000                 5,625
Triad Hospitals, Inc.* ...............          2,500                37,812
United Payors & United
  Providers, Inc.* ...................          1,300                21,531
US Onconlogy, Inc.* ..................          3,258                16,086
Varian Medical Systems, Inc.* ........          2,100                62,606
Ventana Medical Systems, Inc.* .......          1,000                24,875
Veterinary Centers of America,
  Inc* ...............................          1,000                12,875
Vical, Inc.* .........................            700                20,956
                                                                -----------
                                                                  3,444,105
                                                                -----------
RETAIL--FOOD (0.5%)
Advantica Restaurant Group,
  Inc.* ..............................          1,100                 1,925
Dave & Busters, Inc.* ................            500                 4,094
Fleming Cos., Inc. ...................          1,700                17,425
Grand Union Co.* .....................          1,200                12,150
Great Atlantic & Pacific Tea Co.,
  Inc. ...............................          1,200                33,450
Hain Food Group, Inc.* ...............            600                13,425
Imperial Sugar Co. ...................          1,500                 4,969
Ingles Markets, Inc., Class A ........          1,300                14,463
Luby's, Inc. .........................          2,300                26,162
Petco Animal Supplies, Inc.* .........          1,700                25,287
Ruddick Corp. ........................          1,400                21,700
Smart & Final, Inc.* .................            300                 2,175
United Natural Foods, Inc.* ..........          1,200                14,400
Whole Foods Market, Inc.* ............          1,500                69,562
Wild Oats Markets, Inc.* .............          1,300                28,844
                                                                -----------
                                                                    290,031
                                                                -----------
SOAPS & TOILETRIES (0.2%)
American Classic Voyager Co.* ........            400                14,000
Chattem, Inc.* .......................            800                15,200
Church & Dwight Co., Inc. ............          2,700                72,056
Nature's Sunshine Products, Inc. .....            500                 4,000
Playtex Products, Inc.* ..............          1,400                21,525
                                                                -----------
                                                                    126,781
                                                                -----------

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BT SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
TOBACCO (0.1%)
DIMON, Inc. ..........................            2,200         $    7,150
General Cigar Holdings, Inc.* ........              700              5,819
Universal Corp. ......................            2,400             54,750
                                                                ----------
                                                                    67,719
                                                                ----------
  TOTAL CONSUMER NON-CYCLICALS                                   7,190,143
                                                                ----------
CREDIT SENSITIVE (18.7%)
BANKS (5.7%)
Alabama National Bancorp/Del. ........              300              5,663
Anchor Bancorp Wisconsin, Inc. .......              800             12,100
Anchor Financial Corp.* ..............              200              5,500
Area Bancshares Corp. ................              500             12,250
BancFirst Corp. ......................                3                102
BancFirst Ohio Corp. .................              500             11,500
BancorpSouth, Inc. ...................            3,900             63,619
BancWest Corp. .......................            3,400             66,300
Bank of Granite Corp. ................              550             11,825
Banknorth Group, Inc. ................            1,000             26,750
Bay View Capital Corp. ...............            2,071             29,386
Brenton Banks, Inc. ..................              484              4,901
Brookline Bancorp, Inc. ..............              600              5,850
BSB Bancorp, Inc. ....................              300              5,775
BT Financial Corp. ...................              630             13,860
Capital City Bank Group, Inc. ........              150              3,225
Capitol Federal Financial Corp. ......            7,200             70,200
Carolina First Corp. .................            2,100             38,325
CashAmerica International, Inc. ......            1,900             18,525
Cathay Bancorp, Inc. .................              300             12,300
Century South Banks, Inc. ............              900             20,138
Chemical Financial Corp. .............              725             23,109
Chittenden Corp. .....................            2,249             66,627
City Holdings Co. ....................            1,533             21,462
Commerce Bancorp, Inc. ...............            1,962             79,338
Commonwealth Bancorp, Inc. ...........              800             13,300
Community First Bankshares,
  Inc. ...............................            3,900             61,425
Community Trust Bancorp, Inc. ........              440              8,800
CORUS Bankshares, Inc. ...............              500             12,000
CVB Financial Corp. ..................            1,130             26,131
Dime Community Banshares, Inc.                      900             16,650
Downey Financial Corp. ...............              825             16,655
East-West Bancorp, Inc.* .............            1,100             12,581
F&M Bancorp ..........................            1,000             20,250
F&M National Corp. ...................            1,830             50,439
Farmers Capital Bank Corp. ...........              300              9,038
First Busey Corp. - Class A* .........              200              4,525
First Charter Corp. ..................              400              5,950
First Citizens BankShares, Inc.,
  Class A ............................              300             20,925
First Commerce Bankshare's,
  Inc., Class B ......................              700             13,781
First Commonwealth Financial
  Corp. ..............................            3,926             47,112
First Federal Capital Corp. ..........            1,000             14,625
First Financial Bancorp ..............            1,760             37,620
First Financial Bankshares, Inc. .....              330             10,148
First Financial Corp. ................              700             29,050
First Financial Holdings, Inc. .......            1,400             22,400
First Indiana Corp. ..................              900             19,575
First Merchants Corp. ................              540             14,175
First Midwest Bancorp, Inc. ..........            2,745             72,742



--------------------------------------------------------------------------------
                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
First Republic Bank* .................            1,000           $   23,500
First Sentinel Bancorp, Inc. .........            1,382               10,797
First Source Corp. ...................              682               17,050
First United Bankshares, Inc. ........            1,100               14,713
FirstBank Corp. ......................            1,900               39,425
FirstFed Financial Corp.* ............            1,100               15,469
Flagstar Bancorp, Inc. ...............            1,000               17,250
Frontier Financial Corp. .............              700               14,000
GBC Bancorp ..........................              510                9,849
Grand Premier Financial, Inc. ........              800               11,850
Greater Bay Bancorp ..................            1,000               42,875
Hamilton Bancorp, Inc.* ..............              700               12,425
Hancock Holding Corp. ................              400               15,500
Harbor Florida Bancorp, Inc. .........              700                9,056
Harleysville National Corp. ..........              315               10,238
Harris Financial, Inc. ...............              600                4,500
Hudson United Bancorp ................            2,892               73,927
Imperial Bancorp* ....................            2,650               63,931
Independence Community Bank
  Corp. ..............................            5,500               68,750
International Bancshares Corp. .......              950               42,037
InterWest Bancorp, Inc. ..............              750               14,438
Irwin Financial Corp. ................            1,000               17,813
JSB Financial, Inc. ..................              700               36,312
MAF Bancorp, Inc. ....................            1,850               38,734
Merchants New York Bancorp,
  Inc. ...............................              800               13,700
Michigan Financial Corp. .............              210                5,788
Mid-America Bancorp ..................              212                6,042
Mid-State Bancshares .................              300                9,563
Midwest Banc Holdings, Inc. ..........              900               12,375
Mississippi Valley Bancshares,
  Inc. ...............................              300                8,100
National Bancorp of Alaska, Inc.                  1,300               36,481
National City Bancshares, Inc. .......              756               18,995
National Penn Bancshares, Inc. .......            1,443               36,255
Net Bank, Inc.* ......................            1,300               24,050
NTB Bancorp, Inc. ....................            1,048               16,244
OceanFirst Financial Corp. ...........              700               12,119
Omega Financial Corp. ................              600               17,400
One Valley Bancorp, Inc. .............            1,700               52,062
Pacific Capital Bancorp ..............            1,600               49,200
Park National Corp. ..................              630               60,480
PFF Bancorp, Inc. ....................            1,300               25,187
Premier Bancshares, Inc. .............            1,000               13,625
Premier National Bancorp, Inc. .......            1,500               27,656
Provident Bankshares Corp. ...........            2,260               39,126
Republic Bancorp, Inc. ...............            3,053               37,059
Republic Bancshares, Inc.* ...........              400                5,000
Republic Security Financial Corp.                 2,100               15,028
Richmond County Financial
  Corp. ..............................            2,100               37,931
Riggs National Corp.
  (Washington D.C.) ..................            1,000               13,188
S & T Bancorp, Inc. ..................            1,760               40,810
Sandy Spring Bancorp, Inc. ...........            1,000               27,000
Seacoast Financial Services Corp.                 2,600               26,487
Second Bancorp, Inc.* ................              300                6,713
Shoreline Financial Corp. ............              500                9,250
Silicon Valley Bancshares* ...........            1,300               64,350
Sky Financial Group, Inc. ............            4,704               94,662

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BT SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                                 NUMBER                 VALUE
                                                OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Southwest Bancorporation of
  Texas, Inc.* ........................           2,300          $   45,569
Staten Island Bancorp, Inc. ...........           1,900              34,200
Sterling Bancshares, Inc., Texas ......           2,350              26,291
Sterling Financial Corp. ..............             375              11,625
Susquehanna Bancshares, Inc. ..........           1,700              26,987
Telebanc Financial Corp.* .............           1,800              46,800
Texas Regional Bancshares, Inc.,
  Class A .............................           1,200              34,800
Triangle Bancorp, Inc. ................           1,900              36,812
Trust Co. of New Jersey ...............           1,400              32,025
Trustco Bank Corp. (New York) .........           3,810              50,482
U.S. BANCORP, Inc. ....................             700               8,225
U.S.B. Holding Co., Inc. ..............             440               7,013
United Bankshares, Inc. ...............           2,000              47,750
United Community Financial ............           3,000              29,812
United National Bancorp ...............             848              18,815
UST Corp. .............................           2,900              92,075
W Holding Co., Inc. ...................           1,900              19,713
Washington Federal, Inc. ..............           4,200              82,950
WesBanco, Inc. ........................           1,500              39,000
West Coast Bancorp (Oregon) ...........           1,452              19,602
Whitney Holding Corp. .................           1,000              37,062
                                                                 ----------
                                                                  3,422,500
                                                                 ----------
FINANCIAL SERVICES (2.7%)
Advanta Corp., Class A ................           1,500              27,375
Advest Group, Inc. ....................             400               7,350
Affiliated Managers Group, Inc.*                  1,700              68,744
Allied Capital Corp. ..................           4,500              82,406
AMCORE Finacial, Inc. .................           2,300              55,200
AmeriCredit Corp.* ....................           4,400              81,400
Amresco, Inc.* ........................           4,400               6,188
Arcadia Financial Ltd.* ...............           3,700              16,419
Bank United Corp., Class A ............           2,400              65,400
BankAtlantic Bancorp, Inc.,
  Class B .............................           1,700               8,713
BOK Financial Corp.* ..................             521              10,526
Charter Municipal Mortgage
  Acceptance Co. ......................           2,200              25,850
Citizens Banking Corp. ................           1,952              43,676
CompuCredit Corp.* ....................             200               7,700
Conning Corp. .........................             700               5,775
ContiFinancial Corp.* .................           1,500                 352
Credit Acceptance Corp.* ..............           2,700               9,956
Creditrust Corp.* .....................           1,100               8,456
Dain Rauscher Corp. ...................             900              41,850
Data Broadcasting Corp.* ..............           2,100              17,325
Doral Financial Corp. .................           1,400              17,238
DVI, Inc.* ............................             300               4,556
Eaton Vance Corp. .....................           1,600              60,800
Enhance Financial Services
  Group, Inc. .........................           1,200              19,500
Fidelity Holdings, Inc.* ..............             700              13,256
Financial Federal Corp.* ..............             500              11,406
Finet.com, Inc.* ......................           3,900               5,119
First Sierra Financial, Inc.* .........             800              13,700
FNB Corp. .............................             845              18,801
Freedom Securities Corp. ..............             800               9,000
Friedman, Billings, Ramsey
  Group, Inc., Class A* ...............           1,000               7,875


--------------------------------------------------------------------------------
                                                 NUMBER                 VALUE
                                                OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Imperial Credit Commercial
  Mortgage Investment .................           2,300          $   26,162
Imperial Credit Industries, Inc.* .....           2,500              15,625
Indymac Mortgage Holdings, Inc.                   4,500              57,375
Investors Financial Services
  Corp. ...............................           1,100              50,600
Jeffries Group, Inc. ..................           1,400              30,800
John Nuveen Co., Class A ..............             200               7,213
Medallion Financial Corp. .............           1,000              17,937
Metris Cos., Inc. .....................           2,200              78,512
Morgan Keegan, Inc. ...................           1,300              21,856
National Discount Brokers
  Group, Inc.* ........................             600              15,825
National Processing, Inc.* ............           1,300              11,538
New Century Financial Corp.* ..........           1,000              15,750
Nextcard, Inc.* .......................             300               8,663
Oakwood Homes Corp. ...................           4,500              14,344
Ocwen Financial Corp.* ................           3,000              18,750
Oriental Financial Group, Inc. ........             533              11,759
Phoenix Investment Partners Ltd.                  2,100              17,063
Pioneer Group, Inc.* ..................           1,200              18,900
Queens County Bancorp, Inc. ...........           1,500              40,687
Raymond James Financial, Inc. .........           2,600              48,587
Reliance Bancorp, Inc. ................             800              27,600
Resource America, Inc., Class A                   1,000               7,875
Resource Bankshares Mortgage
  Group, Inc. .........................             700               3,172
Siebert Financial Corp. ...............             300               4,425
Southwest Securities Group, Inc.                    760              20,805
Student Loan Corp. ....................             500              24,937
Towne Services, Inc.* .................           2,000               8,000
Track Data Corp.* .....................           2,000              20,375
Triad Guaranty, Inc.* .................           1,000              22,750
UMB Financial Corp. ...................             880              33,220
UniCapital Corp.* .....................           2,400               8,850
United Asset Management Co. ...........           3,000              55,687
Webster Financial Corp. ...............           2,700              63,619
Westcorp ..............................             800              11,600
WFS Financial, Inc. ...................             500              10,563
                                                                 ----------
                                                                  1,623,336
                                                                 ----------
INSURANCE (2.7%)
Acceptance Insurance Cos., Inc.*                    500               2,906
Alfa Corp. ............................           2,100              34,256
Alleghany Corp.* ......................             300              55,650
American Annuity Group, Inc. ..........             700              12,600
AmerUs Life Holdings, Inc.,
  Class A .............................           1,300              29,900
Argonaut Group, Inc. ..................             800              15,900
Arthur J. Gallagher & Co. .............             900              58,275
Baldwin & Lyons, Inc., Class B ........             400               8,850
Brown & Brown, Inc. ...................             800              30,650
Chicago Title Corp. ...................             600              27,750
CNA Surety Corp. ......................             900              11,700
Commerce Group, Inc. ..................           2,000              52,250
Delphi Financial Group, Inc.,
  Class A* ............................             642              19,260
E W Blanch Holdings, Inc. .............           1,000              61,250
Farm Family Holdings, Inc.* ...........             500              21,125
FBL Financial Group, Inc.,
  Class A .............................           1,200              24,000
Fidelity National Financial, Inc. .....           1,990              28,606

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BT SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999

--------------------------------------------------------------------------------
                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
First American Financial Corp. .......            2,650         $   32,959
Foremost Corp. of America ............              900             25,538
FPIC Insurance Group, Inc.* ..........              900             15,019
Frontier Insurance Group, Inc. .......            3,460             11,894
Harleysville Group, Inc. .............              500              7,125
HCC Insurance Holdings, Inc. .........            2,900             38,244
Hilb, Rogal & Hamilton Co. ...........            1,200             33,900
Horace Mann Educators Corp. ..........            2,600             51,025
HSB Group, Inc. ......................            1,400             47,337
INspire Insurance Solutions, Inc.*                1,500              6,891
Kansas City Life Insurance
  Company ............................              600             20,250
LandAmerica Financial Group,
  Inc. ...............................              700             12,863
Leucadia National Corp. ..............            1,900             43,937
Liberty Corp. ........................              692             29,194
Liberty Financial Cos. ...............              300              6,881
Markel Corp.* ........................              300             46,500
Medical Assurance, Inc.* .............            1,680             35,595
Midland Co. ..........................              500             10,375
MMI Cos., Inc. .......................            1,800             15,525
Mony Group, Inc. .....................            2,600             75,887
Ohio Casualty Corp. ..................            4,800             77,100
Penn Treaty American Corp.* ..........              300              4,725
Philadelphia Consolidated
  Holdings Corp.* ....................            1,000             14,500
Pico Holdings, Inc.* .................              800              9,850
PMA Capital Corp., Class A ...........              700             13,913
Presidential Life Corp. ..............            1,900             34,912
Provident American Corp.* ............              700             24,631
PXRE Corp. ...........................              500              6,500
Radian Group, Inc. ...................            2,286            109,156
Reliance Group Holdings, Inc. ........            4,500             30,094
Risk Capital Holdings, Inc.* .........              400              5,050
RLI Corp. ............................              325             11,050
SCPIE Holdings, Inc. .................            1,000             32,125
Selective Insurance Group, Inc. ......            1,900             32,656
StanCorp Financial Group, Inc. .......            1,100             27,706
Stewart Information Services
  Corp. ..............................              800             10,650
Superior National Insurance* .........            1,700             12,856
Trenwick Group, Inc. .................              700             11,856
UICI* ................................            1,800             19,013
United Fire & Casualty Co. ...........              300              6,788
W.R. Berkley Corp. ...................              900             18,788
White Mountains Insurance
  Group, Inc. ........................              200             24,100
                                                                ----------
                                                                 1,599,886
                                                                ----------
MORTGAGE RELATED (0.0%)
Federal Agricultural Mortgage
  Corp., Class C* ....................              300              6,056
                                                                ----------
REAL ESTATE (4.7%)
Alexanders, Inc.* ....................              100              7,900
Alexandria Real Estate Equities,
  Inc. ...............................              600             19,088
AMLI Residential Properties
  Trust ..............................              600             12,113
Bedford Property Investors, Inc. .....              900             15,356
Boykin Lodging Trust, Inc. ...........              800              8,750
Bradley Real Estate, Inc. ............            1,100             19,181
Brandywine Realty Trust ..............            1,600             26,200


--------------------------------------------------------------------------------
                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
BRE Properties, Class A ..............            3,400         $   77,137
Burnham Pacific Properties, Inc. .....            1,300             12,188
Cabot Industrial Trust ...............            2,700             49,612
Camden Property Trust ................            3,000             82,125
Capital Automotive ...................            1,900             23,156
Capstead Mortgage Corp. ..............            2,800             11,725
CB Richard Ellis Services, Inc.* .....              900             11,138
CBL & Associates Properties,
  Inc. ...............................            1,000             20,625
CenterPoint Properties Corp. .........            1,500             53,812
Chateau Communications, Inc. .........            1,500             38,906
Chelsea GCA Realty, Inc. .............            1,200             35,700
Choice Hotels International,
  Inc.* ..............................            2,700             46,237
Colonial Properties Trust ............            1,200             27,825
Commercial Net Lease Realty ..........            1,400             13,913
Cornerstone Realty Income
  Trust, Inc. ........................            2,300             22,425
Cousins Properties, Inc. .............            1,100             37,331
D.R. Horton, Inc. ....................            2,600             35,912
Developers Diversified Realty
  Corp. ..............................            2,700             34,762
EastGroup Properties, Inc. ...........            1,600             29,600
Entertainment Properties Trust .......              100              1,319
Equity Inns, Inc. ....................            2,000             13,500
Essex Property Trust, Inc. ...........              700             23,800
Federal Realty Investment Trust ......            2,900             54,556
First Industrial Realty Trust, Inc.               2,800             76,825
Forest City Enterprises, Inc.,
  Class A ............................              700             19,600
Gables Residential Trust .............            1,900             45,600
Getty Realty Corp. ...................            1,100             12,306
Glenborough Realty Trust, Inc. .......            2,800             37,450
Glimcher Realty Trust ................            1,100             14,163
Great Lakes REIT, Inc. ...............              900             12,938
Health Care Property Investors,
  Inc. ...............................            3,258             77,785
Health Care REIT, Inc. ...............            1,200             18,150
Healthcare Realty Trust, Inc. ........            2,896             45,250
Home Properties of New York,
  Inc. ...............................              700             19,206
Hospitality Properties Trust .........            3,900             74,344
Innkeepers USA Trust .................            1,700             13,919
Insignia Financial Group, Inc. .......              833              7,237
IRT Property Co. .....................            3,500             27,344
JDN Realty Corp. .....................            1,450             23,381
Jones Lang Lasalle, Inc.* ............            1,400             16,625
JP Realty, Inc. ......................              600              9,375
Kilroy Realty Corp. ..................            2,500             55,000
Koger Equity, Inc. ...................              900             15,188
Lennar Corp. .........................            3,500             56,875
LNR Property Corp. ...................            1,200             23,850
LTC Properties, Inc. .................              900              7,594
Macerich Co. .........................            1,400             29,137
Manufactured Home
  Communities, Inc. ..................            1,600             38,900
MGI Properties, Inc. .................            1,000              5,250
Mid America Apartment
  Communities, Inc. ..................              800             18,100
National Health Investors, Inc. ......            1,800             26,775
Nationwide Health Properties,
  Inc. ...............................            2,100             28,875

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BT SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999

--------------------------------------------------------------------------------
                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
NVR, Inc.* ...........................            500           $   23,875
OMEGA Healthcare Investors ...........          1,500               19,031
Pacific Gulf Properties, Inc. ........            700               14,175
Pan Pacific Retail Pptys, Inc. .......            400                6,525
Parkway Properties, Inc. .............            600               17,288
Penn Real Estate Invest ..............          1,200               17,475
Prentiss Properties Trust ............          1,700               35,700
Prime Group Realty Trust .............            500                7,594
Prime Retail, Inc. ...................          3,700               20,813
PS Business Parks, Inc., Class A .....          1,600               36,400
Realty Income Corp. ..................          1,900               39,187
Reckson Associates Realty ............          2,600               53,300
Redwood Trust, Inc. ..................            800               10,000
Regency Realty Corp. .................          1,600               32,000
RFS Hotel Investors, Inc. ............          1,600               16,700
Ryland Group, Inc. ...................          1,300               29,981
Security Capital Group, Inc.,
  Class B* ...........................          2,900               36,250
Shurgard Storage Centers,
  Class A ............................          2,000               46,375
SL Green Realty Corp. ................          1,000               21,750
Smith (Charles E.) Residential
  Realty .............................          1,500               53,062
Sovran Self Storage, Inc. ............          1,200               22,725
Starwood Financial, Inc. .............          3,962               67,102
Storage USA, Inc. ....................          1,600               48,400
Summit Properties, Inc. ..............          2,100               37,537
Sun Communities, Inc. ................          1,300               41,844
Taubman Center, Inc. .................          3,200               34,400
Thornberg Mortgage Asset Corp.                  1,000                8,250
Town & Country Trust .................          1,700               30,494
Trammell Crow Co.* ...................          1,000               11,625
U.S. Restaurant Properties, Inc. .....            800               11,450
United Dominion Realty Trust,
  Inc. ...............................          6,300               62,212
Urban Shopping Centers, Inc. .........            900               24,413
Ventas, Inc. .........................          2,500               10,469
Walden Residential Properties,
  Inc. ...............................          1,200               25,950
Washington Real Estate
  Investment Trust ...................          2,800               42,000
Weingarten Realty Investors ..........          1,800               70,087
Wellsford Real Properties* ...........          1,100                9,350
Western Properties Trust .............          1,500               14,344
Westfield America, Inc. ..............          1,200               14,775
                                                                ----------
                                                                 2,847,842
                                                                ----------
UTILITY--ELECTRIC (1.3%)
Avista Corp. .........................          1,800               27,788
Black Hills Corp. ....................            950               21,078
CH Energy Group, Inc.* ...............            800               26,400
Cleco Corp. ..........................          1,900               60,919
CMP Group, Inc. ......................          1,700               46,856
Eastern Utilities Associates .........          1,500               45,469
El Paso Electric Co.* ................          4,800               47,100
Empire District Electric Co. .........            800               18,100
Hawaiin Electronics Industries,
  Inc. ...............................          2,400               69,300
Idacorp, Inc. ........................          2,900               77,756
Northwestern Corp. ...................          1,700               37,400
Otter Tail Power Co. .................            400               15,000


--------------------------------------------------------------------------------
                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Public Service Co. of New
  Mexico, Inc. .......................          2,200           $   35,750
RGS Energy Group, Inc. ...............          2,500               51,406
SIGCORP, Inc. ........................          1,700               38,675
UniSource Energy Corp.* ..............          1,600               17,900
United Illuminating Co. ..............            700               35,963
United Water Resources, Inc. .........          1,900               64,956
WPS Resources Corp. ..................          1,800               45,225
                                                                ----------
                                                                   783,041
                                                                ----------
UTILITY--GAS (1.1%)
AGL Resources, Inc. ..................          4,100               69,700
Atmos Energy Corp. ...................          1,900               38,831
Connecticut Energy Corp. .............            600               23,325
CTG Resources, Inc. ..................            200                6,950
Energen Corp. ........................          1,200               21,675
Indiana Energy, Inc. .................          2,033               36,086
Laclede Gas Co. ......................            900               19,463
Madison Gas & Electric Co. ...........            700               14,088
New Jersey Resources Corp. ...........            800               31,250
Northwest Natural Gas Co. ............          1,500               32,906
NUI Corp. ............................          1,100               29,013
Piedmont Natural Gas Co. .............          2,100               63,525
Public Service Co. of North
  Carolina, Inc. .....................          1,400               45,237
SEMCO Energy, Inc. ...................            420                4,961
South Jersey Industries ..............            400               11,375
Southern Union Co.* ..................          2,908               55,615
Southwest Gas Corp. ..................          1,300               29,900
UGI Corp. ............................          1,500               30,656
Washington Gas Light Co. .............          3,200               88,000
                                                                ----------
                                                                   652,556
                                                                ----------
UTILITY--TELEPHONE (0.5%)
e.spire Communications, Inc.* ........          2,900               16,856
Intermedia Communications, Inc.                 2,800              108,675
Sierra Pacific Resources .............          5,744               99,443
Viatel, Inc.* ........................            911               48,853
                                                                ----------
                                                                   273,827
                                                                ----------
  TOTAL CREDIT SENSITIVE .............                          11,209,044
                                                                ----------
DIVERSIFIED (1.4%)
MISCELLANEOUS (1.4%)
AMCOL International Corp. ............          2,000               32,250
AptarGroup, Inc. .....................          1,900               47,737
Blount International, Inc.* ..........          1,462               23,301
Brush Wellman, Inc. ..................            800               13,450
Central Parking Corp. ................          1,300               24,862
DBT Online, Inc. .....................            800               19,500
Dexter Corp. .........................          1,800               71,550
Federal Signal Corp. .................          3,200               51,400
Gentek Ink ...........................            500                5,219
Harsco Corp. .........................          2,700               85,725
Justin Industries, Inc. ..............            700               10,413
Matthews International Corp.,
  Class A ............................          1,200               33,000
Myers Industries, Inc. ...............          1,210               19,058
National Golf Properties, Inc. .......          1,000               19,750
Olin Corp. ...........................          2,900               57,456
Quanta Services, Inc.* ...............          1,800               50,850
Roper Industries, Inc. ...............          1,600               60,500
SPS Technologies, Inc.* ..............          1,000               31,937

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BT SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999

--------------------------------------------------------------------------------
                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Standex International Corp. ..........            1,000         $   20,937
Tredegar Industries, Inc. ............            1,300             26,894
Triarc Cos.* .........................            1,375             25,266
Trinity Industries ...................            2,900             82,469
                                                                ----------
  TOTAL DIVERSIFIED ..................                             813,524
                                                                ----------
ENERGY (3.0%)
COAL & GAS PIPELINES (0.5%)
Arch Coal, Inc. ......................              900             10,181
Consol Energy, Inc. ..................            1,900             19,238
Eastern Enterprises ..................            1,800            103,387
Equitable Resourses, Inc. ............            2,300             76,762
Nuevo Energy Co.* ....................            1,200             22,500
Southwestern Energy Co. ..............            1,200              7,875
TransMontaigne Oil Co.* ..............            2,100             14,700
Western Gas Resources, Inc. ..........            1,200             15,825
Yankee Energy System, Inc. ...........              600             26,363
                                                                ----------
                                                                   296,831
                                                                ----------
OIL--DOMESTIC (0.8%)
Barrett Resources Corp.* .............            1,800             52,987
Basin Exploration, Inc.* .............            1,300             22,913
Berry Petroleum, Class A .............              800             12,100
Cabot Oil & Gas Corp., Class A                    1,100             17,669
Chesapeake Energy Corp.* .............            5,590             13,276
Cross Timbers Oil Co. ................            2,700             24,469
EEX Corp.* ...........................            3,266              9,594
Houston Exploration Co.* .............              600             11,888
Kaufman and Broad Home Corp.                      3,400             82,237
Key Energy Group, Inc.* ..............            5,800             30,088
Louis Dreyfus Natural Gas
  Corp.* .............................              900             16,313
Meridian Resource Corp.* .............            2,500              7,656
Plains Resources, Inc.* ..............            1,100             13,750
Pogo Producing Co. ...................            2,300             47,150
St. Mary Land and Exploration
  Co. ................................              700             17,325
Stone Energy Corp.* ..................            1,300             46,312
Tom Brown, Inc.* .....................            2,000             26,750
Vintage Petroleum, Inc.* .............            2,500             30,156
                                                                ----------
                                                                   482,633
                                                                ----------
OIL--INTERNATIONAL (0.2%)
Newfield Exploration Co.* ............            2,100             56,175
Seacor Holdings, Inc.* ...............              900             46,575
                                                                ----------
                                                                   102,750
                                                                ----------
OIL--SUPPLIES & CONSTRUCTION (1.5%)
Atwood Oceanics, Inc.* ...............              500             19,313
Belco Oil & Gas Corp.* ...............              800              4,400
Cal Dive International, Inc.* ........              400             13,250
CARBO Ceramics, Inc. .................              300              6,563
Dril-Quip, Inc.* .....................              700             21,262
Evergreen Resources, Inc.* ...........            1,200             23,700
Forest Oil Corp.* ....................            2,000             26,375
Friede Goldman International,
  Inc.* ..............................            1,498             10,392
Global Industries Ltd.* ..............            4,800             41,400
Grey Wolf, Inc.* .....................           10,000             28,750
Hanover Compressor Co.* ..............            1,600             60,400
Harken Energy Corp.* .................            6,500              4,875
Helmerich & Payne, Inc. ..............            3,500             76,344
HS Resources, Inc.* ..................            1,400             24,150


--------------------------------------------------------------------------------
                                                NUMBER              VALUE
                                               OF SHARES           (NOTE 1)
--------------------------------------------------------------------------------
Input/Output, Inc.* ..................            3,600         $   18,225
Marine Drilling Co., Inc.* ...........            3,000             67,312
McMoran Exploration Co.* .............            1,100             23,237
Mitchell Energy & Development
  Corp., Class A .....................              900             19,856
Newpark Resources, Inc.* .............            5,500             33,687
Oceaneering International, Inc.* .....            1,700             25,394
Offshore Logistics, Inc.* ............            1,700             15,938
Parker Drilling Co.* .................            4,600             14,663
Patterson Energy, Inc.* ..............            1,600             20,800
Pioneer Natural Resources Co.* .......            5,200             46,475
Swift Energy Co.* ....................            1,200             13,800
Syntroleum Corp.* ....................            1,100              8,938
Tesoro Petroleum Corp.* ..............            2,300             26,594
Tuboscope, Inc.* .....................            1,300             20,638
UTI Energy Corp.* ....................            1,000             23,062
Valero Energy Corp. ..................            3,400             67,575
Varco International, Inc.* ...........            3,900             39,731
WICOR, Inc. ..........................            2,600             75,887
                                                                ----------
                                                                   922,986
                                                                ----------
RAILROADS (0.0%)
ABC-NACO Inc.* .......................              500              4,125
                                                                ----------
  TOTAL ENERGY .......................                           1,809,325
                                                                ----------
TECHNOLOGY (28.0%)
COMPUTER HARDWARE (0.4%)
Advanced Digital Information
  Corp.* .............................            1,100             53,487
Brooktrout, Inc.* ....................            1,000             18,563
Computer Network Technology
  Corp.* .............................            1,300             29,819
Digital River, Inc.* .................              800             26,650
Iomega Corp.* ........................           15,100             50,962
Maxtor Corp.* ........................            2,900             21,025
Mercury Computer Systems,
  Inc.* ..............................            1,400             49,000
Systemax, Inc.* ......................            1,600             13,600
                                                                ----------
                                                                   263,106
                                                                ----------
COMPUTER SOFTWARE (8.2%)
24/7 Media, Inc.* ....................              800             45,000
Actuate Corp.* .......................            1,600             68,600
Advent Software, Inc.* ...............              850             54,772
Allaire Corp.* .......................              400             58,000
American Management Systems,
  Inc.* ..............................            2,300             72,162
Applied Theory Corp.* ................              600             16,650
Ardent Software, Inc.* ...............            1,100             42,900
Ashton Technology Group, Inc.*                    1,800             11,588
Aspect Development, Inc.* ............            1,300             89,050
Aspen Technologies, Inc.* ............            1,300             34,369
Avant! Corp.* ........................            1,600             24,000
Banyan Systems, Inc.* ................            1,800             36,000
Best Software, Inc.* .................              200              5,900
BindView Development Corp.* ..........              900             44,719
Bottomline Technologies, Inc.* .......              600             21,600
Brio Technology, Inc.* ...............              700             29,400
CAIS Internet, Inc.* .................              800             28,400
Catapult Communications Corp.*                      600              5,963
Clarify, Inc.* .......................            1,200            151,200
Cognizant Technology Solutions
  Corp.* .............................              300             32,794

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BT SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                                NUMBER           VALUE
                                               OF SHARES        (NOTE 1)
--------------------------------------------------------------------------------
Concentric Network Corp.* ..........            2,300         $   70,869
Concur Technologies, Inc.* .........              700             20,300
Cybercash, Inc.* ...................            1,100             10,175
Earthweb, Inc.* ....................              500             25,156
Echelon Corp.* .....................            1,500             29,344
eFax.com, Inc.* ....................            1,000              7,219
Excalibur Technologies Corp.* ......            1,000             20,625
Exchange Applications, Inc.* .......              700             39,113
Flashnet Communications, Inc.* .....            1,000              6,188
Go2net, Inc.* ......................            1,200            104,400
Harbinger Corp.* ...................            2,200             69,987
HNC Software, Inc.* ................            1,400            148,050
Hyperion Solutions Corp.* ..........            1,780             77,430
IMRglobal Corp.* ...................              900             11,306
InfoCure Corp.* ....................            1,700             53,019
Informatica Corp.* .................              500             53,187
Informix Corp.* ....................           11,000            125,125
infoUSA, Inc.* .....................            2,000             27,875
InterVU, Inc.* .....................              600             63,000
Intraware, Inc.* ...................            1,000             79,937
ISS Group, Inc.* ...................            1,300             92,462
iTurf, Inc.* .......................              600              7,463
iVillage, Inc.* ....................              600             12,150
JDA Software Group, Inc.* ..........            1,550             25,381
Juno Online Services, Inc.* ........              600             21,300
Learn2.com, Inc.* ..................            3,200             10,500
Manugistics Group, Inc.* ...........            1,300             42,006
MapQuest.com, Inc.* ................              700             15,794
Media Metrix, Inc.* ................              300             10,725
Mercury Interactive Corp.* .........            2,300            248,256
Micromuse, Inc.* ...................              600            102,000
MicroStrategy, Inc.* ...............            2,300            483,000
Neon Systems, Inc.* ................              600             23,550
Net Perceptions, Inc* ..............              500             21,000
Netobjects, Inc.* ..................              700             11,550
Netopia, Inc.* .....................              400             21,725
Network Peripherals, Inc.* .........              900             42,525
Nvidia Corp.* ......................            1,000             46,937
OneMain.com, Inc.* .................            1,400             21,000
Open Market, Inc.* .................            1,700             76,712
Peregrine Systems, Inc.* ...........            1,400            117,862
Pervasive Software, Inc.* ..........            1,200             20,325
Policy Management Systems
  Corp.* ...........................            2,500             63,906
Private Business, Inc.* ............            1,600              7,700
Proxicom, Inc.* ....................              600             74,587
PSINet, Inc.* ......................              153              9,448
RadiSys Corp.* .....................              450             22,950
Rare Medium Group, Inc.* ...........            1,900             64,837
RSA Security, Inc.* ................            2,100            162,750
Saga Systems, Inc.* ................            1,600             31,900
Sagent Technology, Inc.* ...........              600             17,963
Saleslogix Corp.* ..................              400             16,425
Santa Cruz Operation, Inc.* ........            1,300             39,487
S1 Corp.* ..........................            1,997            156,016
Serena Software, Inc.* .............              300              9,281
Silknet Software, Inc.* ............              200             33,150
Softnet Systems, Inc.* .............            1,100             27,638
Spyglass, Inc.* ....................            1,000             37,922
SVI Holdings, Inc.* ................            1,100             13,200
TeleScan, Inc.* ....................              900             22,219


--------------------------------------------------------------------------------
                                                NUMBER           VALUE
                                               OF SHARES        (NOTE 1)
--------------------------------------------------------------------------------
TheStreet.com, Inc.* ...............              500         $    9,594
THQ, Inc.* .........................            1,200             27,825
TSI International Software Ltd.*                  900             50,962
USinternetworking, Inc.* ...........              900             62,887
Vantive Corp.* .....................            1,900             34,438
Verity, Inc.* ......................            1,600             68,100
VerticalNet, Inc.* .................            2,000            328,000
Wave Systems Corp., Class A* .......            2,150             25,666
WebTrends Corp.* ...................              400             32,400
Western Digital Corp.* .............            4,300             18,006
WorldGate Communications,
  Inc.* ............................              600             28,538
Zixit Corp.* .......................            1,000             39,625
                                                              ----------
                                                               4,927,015
                                                              ----------
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (6.2%)
Adaptive Broadband Corp.* ..........            1,000             73,813
Adelphia Business Solutions,
  Inc., Class A* ...................            1,000             48,000
Advanced Fibre
  Communications, Inc.* ............            4,200            187,687
Advanced Communications
  Group, Inc.* .....................            1,000             13,625
Advanced Radio Telecom Corp.*                   1,100             26,400
Aerial Communications, Inc.* .......            1,000             60,875
Allen Telecom, Inc.* ...............            2,000             23,125
Alliant Techsystems, Inc.* .........              631             39,319
Alpine Group, Inc.* ................              800             10,300
American Mobile Satellite Corp.*                1,200             25,275
Andrew Corp.* ......................            4,600             87,112
ANTEC Corp.* .......................            1,500             54,750
Ascent Entertainment Group,
  Inc.* ............................            2,300             29,181
Aspect Communications* .............            2,700            105,637
AVT Corp.* .........................              800             37,600
Aware, Inc.* .......................              800             29,100
AXENT Technologies, Inc.* ..........            1,900             39,900
Black Box Corp.* ...................            1,300             87,100
C-COR.net Corp.* ...................              500             38,313
Caprock Communications Corp.*                   1,900             61,631
Carrier Access Corp.* ..............              600             40,388
CellNet Data Systems, Inc.* ........            1,900              2,138
CFW Communications Co. .............              600             20,850
Com21, Inc.* .......................              900             20,194
Commonwealth Telephone
  Enterprises, Inc.* ...............              800             42,300
CommScope, Inc.* ...................            2,700            108,844
CoreComm Ltd.* .....................              600             35,625
CT Communications, Inc. ............              500             28,000
CTC Communications Corp.* ..........              700             27,311
Digital Microwave Corp.* ...........            3,500             82,031
Electric Lightwave, Inc.,
  Class A* .........................              900             16,875
eLOT, Inc.* ........................            5,000             27,188
General Communications, Inc.,
  Class A* .........................            2,500             10,938
Genesys Telecom Labs, Inc.* ........              500             27,000
Glenayre Technologies, Inc.* .......            4,500             50,906
Harmonic, Inc.* ....................            1,600            151,900
ICG Communications, Inc. ...........            2,500             46,875
IDT Corp.* .........................            1,000             18,875

EQ ADVISORS TRUST
BT SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999

--------------------------------------------------------------------------------
                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Inet Technologies, Inc.* ............             200          $   13,975
Inter-Tel, Inc. .....................           1,500              37,500
InterDigital Communications
  Corp.* ............................           3,500             262,500
International Fibercom, Inc.* .......           2,200              17,325
IPC Information Systems, Inc.* ......             500              35,500
ITC DeltaCom, Inc.* .................           3,000              82,875
KEMET Corp.* ........................           2,400             108,150
Leap Wireless Int'l, Inc.* ..........           1,100              86,350
MasTec, Inc.* .......................           1,300              57,850
Metro Information Services, Inc.*                 300               7,200
MGC Communications, Inc.* ...........           1,100              55,825
MRV Communications, Inc.* ...........           1,500              94,312
Network Equipment
  Technologies, Inc.* ...............           1,000              11,813
North Pittsburgh Systems, Inc. ......             500               7,375
Northeast Optic Network, Inc.* ......             400              25,025
Pacific Gateway Exchange, Inc.* .....             600              10,238
Paging Network, Inc.* ...............           3,300               2,681
PairGain Technologies, Inc.* ........           3,800              53,913
PictureTel Corp.* ...................           2,000               8,625
Pinnacle Holdings, Inc.* ............           1,600              67,800
Plantronics, Inc.* ..................             900              64,406
Polycom, Inc.* ......................           1,200              76,425
Powertel, Inc.* .....................           1,500             150,562
Premiere Technologies, Inc.* ........           2,600              18,200
Primus Telecommunications
  Group, Inc.* ......................           1,300              49,725
Prism Financial Corp.* ..............             600               3,375
Proxim, Inc.* .......................             800              88,000
Star Telecommunications, Inc.* ......           1,700              13,441
Superior TeleCom, Inc. ..............             481               7,425
TALK.com, Inc.* .....................           2,300              40,825
Tekelec* ............................           1,500              33,750
Terayon Communication
  Systems* ..........................             900              56,531
TUT Systems, Inc.* ..................             800              42,900
US Lec Corp.* .......................             900              29,025
WebLink Wireless, Inc.* .............           2,700              41,850
West TeleServices Corp.* ............           1,100              26,881
Westell Technologies, Inc.* .........           1,500              16,125
World Access, Inc.* .................           3,000              57,750
                                                               ----------
                                                                3,701,009
                                                               ----------
ELECTRONICS (7.7%)
Aavid Thermal Technologies,
  Inc.* .............................             700              17,194
Acclaim Entertainment, Inc.* ........           3,300              16,913
ACE Ltd.* ...........................             650              10,847
Actel Corp.* ........................             900              21,600
Activision, Inc.* ...................           1,900              29,094
ACX Technologies, Inc.* .............             700               7,481
AFC Cable Systems, Inc.* ............             400              15,550
Alliance Semiconductor Corp.* .......           1,600              26,700
Alpha Industries, Inc.* .............           1,000              57,312
American Superconductor Corp.*                  1,200              33,600
American Xtal Technology, Inc.*                 1,200              20,925
Amkor Technology, Inc.* .............           4,700             132,775
Amphenol Corp., Class A* ............           1,100              73,219
AMTI, Inc.* .........................           1,300              42,981
Anacomp, Inc.* ......................             600              10,913
Anadigics, Inc.* ....................           1,100              51,906


--------------------------------------------------------------------------------
                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Analogic Corp. ......................            200           $    6,600
Ancor Communications, Inc.* .........          1,600              108,600
Anicom, Inc.* .......................          1,300                5,525
Anixter International, Inc.* ........          1,600               33,000
APEX, Inc.* .........................          1,300               41,925
Arguss Holdings, Inc.* ..............          1,000               13,000
Artesyn Technologies, Inc.* .........          1,700               35,700
Avid Technology, Inc.* ..............          1,000               13,063
BARRA, Inc.* ........................            700               22,225
Burr-Brown Corp.* ...................          2,475               89,409
C & D Technology, Inc. ..............            500               21,250
C-Cube Microsystems, Inc.* ..........          2,300              143,175
Cable Design Technologies* ..........          1,600               36,800
Checkpoint Systems, Inc.* ...........          1,500               15,281
CHS Electronics, Inc.* ..............          3,400                3,825
Ciber, Inc.* ........................          2,500               68,750
Cirrus Logic, Inc.* .................          3,700               49,256
Cohu, Inc. ..........................          1,500               46,500
CompuCom Systems, Inc. ..............          4,500               18,563
Computer Task Group, Inc. ...........            700               10,369
Cree Research, Inc.* ................          1,400              119,525
CTS Corp. ...........................          1,800              135,675
Cubic Corp. .........................            200                4,375
Data Transmission Network
  Corp.* ............................            800               13,800
DII Group, Inc.* ....................          1,700              120,647
DSP Group, Inc.* ....................            800               74,400
Dupont Photomasks, Inc.* ............            300               14,475
Electro Scientific Industries, Inc.*             700               51,100
Emcore Corp.* .......................            400               13,600
Emulex Corp.* .......................          1,900              213,750
Epicor Software Corp.* ..............          2,035               10,302
ESS Technology, Inc.* ...............          1,600               35,500
Etec Systems, Inc.* .................          1,400               62,825
Exar Corp.* .........................            700               41,213
FactSet Research Systems, Inc. ......            700               55,737
FSI International, Inc.* ............          1,800               20,700
General Cable Corp. .................          1,450               10,966
GenRad, Inc.* .......................          1,200               19,350
Gerber Scientific, Inc. .............          1,500               32,906
Hadco Corp.* ........................            900               45,900
Helix Technology Corp. ..............          1,400               62,737
hi/fn, Inc.* ........................            300               11,625
Identix Corp.* ......................          1,700               15,406
Information Resourses, Inc.* ........          2,200               20,350
Innovex, Inc. .......................          1,400               13,125
Integrated Device Technology,
  Inc.* .............................          4,800              139,200
Integrated Systems, Inc.* ...........          1,300               43,631
Intergraph Corp.* ...................          2,100                9,844
International Rectifer Corp.* .......          2,900               75,400
Intervoice, Inc.* ...................          1,900               44,175
Iti Technologies* ...................            300                9,000
Jack Henry & Associates, Inc. .......          1,000               53,687
Kent Electronics Corp.* .............          1,400               31,850
Kopin Corp.* ........................          1,600               67,200
Lattice Semiconductor Corp.* ........          2,600              122,525
LTX Corp.* ..........................          2,300               51,462
Maxwell Technologies, Inc.* .........            800                8,000
Mechanical Technology Inc.* .........            600               13,950
MEMC Electronic Materials,
  Inc.* .............................          1,600               19,600

EQ ADVISORS TRUST
BT SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                              NUMBER                 VALUE
                                             OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Micrel, Inc.* ......................           1,700          $   96,794
MIPS Technologies, Inc.* ...........             800              41,600
Molecular Devices Corp.* ...........             500              26,000
MTS Systems Corp. ..................             800               6,200
National Instruments Corp.* ........           1,800              68,850
Navarre Corp.* .....................           1,100               6,325
NeoMagic Corp.* ....................           2,000              21,875
Oak Industries, Inc.* ..............           1,100             116,737
Optical Cable Corp.* ...............             500              10,000
Optical Coating Laboratories .......             700             207,200
P-Com, Inc.* .......................           3,600              31,838
Paxar Corp.* .......................           3,200              27,000
PerkinElmer, Inc.* .................           3,100             129,231
Photronics, Inc.* ..................           1,400              40,075
Pittway Corp., Class A .............           1,900              85,144
PLX Technology, Inc.* ..............             600              11,363
Protection One, Inc.* ..............           3,600               6,975
Read-Rite Corp.* ...................           2,800              13,300
Rogers Corp.* ......................             300              11,475
S3, Inc.* ..........................           3,900              45,094
Sanchez Computer Associates* .......             700              28,831
System Software Associates, Inc.*                150                 300
Tektronix, Inc. ....................           2,400              93,300
TherMedics, Inc.* ..................             900               4,894
Transaction Systems Architechs,
  Inc., Class A* ...................           1,700              47,600
Trimble Navigation Ltd.* ...........           1,600              34,600
Valence Technology, Inc.* ..........           1,600              30,400
Varian Semiconductor
  Equipment Associates, Inc.* ......           2,000              68,000
Varian, Inc.* ......................           2,000              45,000
                                                              ----------
                                                               4,617,340
                                                              ----------
OFFICE EQUIPMENT (2.0%)
3Dfx Interactive, Inc.* ............           1,800              17,662
ACT Networks, Inc.* ................           1,200              11,175
American Business Products, Inc.                 800               9,350
Auspex Systems, Inc.* ..............           1,300              13,325
Bell & Howell Co.* .................             800              25,450
Boise Cascade Office Products* .....             700              10,500
Cybex Computer Products
  Corp.* ...........................             500              20,250
FilNET Corp.* ......................           2,200              56,100
GT Interactive Software Corp.* .....           2,200               3,644
Hutchinson Technology, Inc.* .......           1,600              34,000
InFocus Systems, Inc.* .............           1,500              34,781
John H. Harland Co. ................           2,000              36,625
Kronos, Inc.* ......................             950              57,000
Mastech Corp.* .....................           1,900              47,025
Micron Electronics, Inc.* ..........           2,000              22,250
MICROS Systems, Inc.* ..............           1,100              81,400
National Computer Systems, Inc.                2,200              82,775
New England Business Services,
  Inc. .............................           1,000              24,437
Pinnacle Systems, Inc.* ............           1,300              52,894
Sandisk Corp.* .....................           1,200             115,500
Technitrol, Inc. ...................             700              31,150
Triumph Group, Inc.* ...............             900              21,769
United Stationers, Inc.* ...........           2,300              65,694
Visio Corp.* .......................           1,500              71,250
WH Brady Co. .......................           1,500              50,906
Wind River Systems* ................           2,100              77,175


--------------------------------------------------------------------------------
                                              NUMBER                 VALUE
                                             OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Xircom, Inc.* ......................           1,500          $  112,500
                                                              ----------
                                                               1,186,587
                                                              ----------
OFFICE EQUIPMENT SERVICES (2.8%)
Advantage Learning Systems,
  Inc.* ............................             400               4,475
BroadVision, Inc.* .................           3,300             561,206
ChoicePoint, Inc.* .................           1,600              66,200
Complete Business Solutions,
  Inc.* ............................           1,200              30,150
Concurrent Computer Corp. ..........           3,000              56,062
Datastream Systems, Inc.* ..........           1,200              29,475
Engineering Animation, Inc.* .......             900               7,875
Entrust Technologies, Inc.* ........             900              53,944
Fair Issac & Co., Inc. .............             400              21,200
Florida East Coast Industries,
  Inc. .............................           1,600              66,800
Globix Corp.* ......................             800              48,000
Great Plains Software, Inc.* .......             700              52,325
Hypercom Corp. .....................             600               6,000
Komag, Inc.* .......................           3,100               9,688
Manhattan Associates, Inc.* ........           1,100               8,113
MAPICS, Inc.* ......................           1,700              21,462
MTI Technology Corp.* ..............           1,800              66,375
Phoenix Technologies Ltd.* .........           1,900              30,044
Progress Software Corp.* ...........           1,150              65,262
Project Software &
  Development, Inc.* ...............             800              44,400
PubliCard, Inc.* ...................           1,400               9,188
QRS Corp.* .........................             600              63,000
QuadraMed, Corp.* ..................           1,700              14,822
Radiant Systems, Inc.* .............             900              36,169
Remedy Corp.* ......................           1,400              66,325
RWD Technologies, Inc.* ............             300               3,113
Schawk, Inc. .......................           1,500              12,750
SportsLine.com, Inc.* ..............           1,000              50,125
Standard Register Co. ..............           1,100              21,312
Structural Dynamics Research* ......           2,700              34,425
Sykes Enterprises, Inc.* ...........           1,300              57,037
Syntel, Inc.* ......................             700              11,331
Systems & Computer Tech
  Corp.* ...........................           1,900              30,875
Tyler Technologies, Inc.* ..........           1,000               5,500
Wavo Corp.* ........................           1,200               4,650
                                                              ----------
                                                               1,669,678
                                                              ----------
WIRELESS TELECOMMUNICATION
  SERVICES (0.7%)
CommNet Cellular, Inc.* ............           1,100              35,338
Metricom, Inc.* ....................             600              47,175
Omnipoint Corp.* ...................           1,800             217,125
Price Communications Corp.* ........           3,040              84,550
                                                              ----------
                                                                 384,188
                                                              ----------
  TOTAL TECHNOLOGY .................                          16,748,923
                                                              ----------
TOTAL COMMON STOCKS (96.8%)
  (Cost $52,074,901) ...............                          57,984,846
                                                              ----------
PREFERRED STOCK:
CONSUMER NON-CYCLICALS (0.0%)
HOSPITAL SUPPLIES & SERVICES (0.0%)
Mediq, Inc. 13.00%, Class A*
  (Cost $0) ........................              22                  33
                                                              ----------

EQ ADVISORS TRUST
BT SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                           PRINCIPAL          VALUE
                                             AMOUNT         (NOTE 1)
--------------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSIT (0.0%)
Chase Nassau
  3.48%, 1/3/00 .......................    $ 15,667     $      15,667
                                                        -------------
U.S. GOVERNMENT (3.0%)
U.S. Treasury Bills
  1/13/00 .............................     180,000           179,747
  1/20/00 .............................     562,000           560,663
  2/24/00 .............................     114,000           113,180
  3/23/00 .............................     831,000           821,637
  4/6/00+ .............................     105,000           103,566
                                                        -------------
  TOTAL U.S. GOVERNMENT ...............                     1,778,793
                                                        -------------
TOTAL SHORT-TERM
  DEBT SECURITIES (3.0%)
  (Amortized Cost $1,794,460) .........                     1,794,460
                                                        -------------
TOTAL INVESTMENTS (99.8%)
  (Cost/Amortized Cost
  $53,869,361) ........................                    59,779,339
OTHER ASSETS
  LESS LIABILITIES (0.2%) .............                       151,575
                                                        -------------
NET ASSETS (100%) .....................                 $  59,930,914
                                                        =============

---------------------
*     Non-income producing.

+     All, or a portion of securities held by broker as collateral for financial futures contracts.

EQ ADVISORS TRUST
BT SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999

--------------------------------------------------------------------------------
At December 31, 1999, the Portfolio had the following futures contracts open:
(Note 1)


                             NUMBER
                               OF        EXPIRATION       ORIGINAL        VALUE AT       UNREALIZED
PURCHASES:                 CONTRACTS        DATE           VALUE          12/31/99      APPRECIATION
-----------------------   -----------   ------------   -------------   -------------   -------------
 S&P 500 Index.........        5        March '00      $1,832,783      $1,855,250        $22,467
                                                                                          =======

Investment security transactions for the year ended December 31, 1999 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities ..........   $41,559,472

NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities ..........    24,159,003


As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:


Aggregate gross unrealized appreciation..........    $ 13,106,945
Aggregate gross unrealized depreciation..........      (7,850,073)
                                                     ------------
Net unrealized appreciation .....................    $  5,256,872
                                                     ============
Federal income tax cost of investments ..........    $ 54,522,467
                                                     ============

At December 31, 1999, the Portfolio had loaned securities with a total value of $5,816,678 which was secured by collateral valued at $5,954,593 of which $487,087 was in the form of U.S. Government securities.









                       See Notes to Financial Statements.

EQ ADVISORS TRUST
CALVERT SOCIALLY RESPONSIBLE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999




--------------------------------------------------------------------------------
                                                   NUMBER          VALUE
                                                 OF SHARES        (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
BUSINESS SERVICES (3.9%)
PROFESSIONAL SERVICES (3.9%)
Fiserv, Inc.* ..............................      1,650         $   63,216
Robert Half International, Inc.*............      1,350             38,559
                                                                ----------
  TOTAL BUSINESS SERVICES ..................                       101,775
                                                                ----------
CAPITAL GOODS (5.8%)
BUILDING & CONSTRUCTION (2.6%)
Fastenal Co. ...............................      1,500             67,406
                                                                ----------
MACHINERY (3.2%)
Illinois Tool Works, Inc. ..................      1,250             84,453
                                                                ----------
  TOTAL CAPITAL GOODS ......................                       151,859
                                                                ----------
CONSUMER CYCLICALS (13.5%)
AUTO RELATED (2.6%)
Harley-Davidson, Inc. ......................      1,050             67,266
                                                                ----------
HOUSEHOLD FURNITURE, APPLIANCES (2.1%)
Newell Rubbermaid, Inc. ....................      1,950             56,550
                                                                ----------
RETAIL--GENERAL (8.8%)
Dollar General Corp. .......................      3,150             71,662
Home Depot, Inc. ...........................      1,200             82,275
Staples, Inc.* .............................      2,700             56,025
TJX Companies, Inc. ........................      1,000             20,438
                                                                ----------
                                                                   230,400
                                                                ----------
  TOTAL CONSUMER CYCLICALS .................                       354,216
                                                                ----------
CONSUMER NON-CYCLICALS (11.4%)
DRUGS (1.5%)
Merck & Co., Inc. ..........................        600             40,238
                                                                ----------
HOSPITAL SUPPLIES & SERVICES (7.9%)
Boston Scientific Corp.* ...................      1,750             38,281
Cardinal Health, Inc. ......................      1,850             88,569
Guidant Corp.* .............................        600             28,200
Health Management Associates,
  Inc., Class A* ...........................      3,900             52,162
                                                                ----------
                                                                   207,212
                                                                ----------
SOAPS & TOILETRIES (2.0%)
Johnson & Johnson ..........................        550             51,219
                                                                ----------
  TOTAL CONSUMER NON-CYCLICALS                                     298,669
                                                                ----------
CREDIT SENSITIVE (28.3%)
BANKS (7.2%)
Bank of America Corp. ......................      1,250             62,734
Chase Manhattan Corp. ......................      1,150             89,341
State Street Corp. .........................        500             36,531
                                                                ----------
                                                                   188,606
                                                                ----------
FINANCIAL SERVICES (14.7%)
Franklin Resources, Inc. ...................      1,450             46,491
Mellon Financial Corp. .....................      2,150             73,234
Paychex, Inc. ..............................      2,300             92,000


--------------------------------------------------------------------------------
                                                   NUMBER          VALUE
                                                 OF SHARES        (NOTE 1)
--------------------------------------------------------------------------------
SLM Holding Corp. ..........................      2,250         $   95,062
T. Rowe Price Associates, Inc. .............      2,150             79,416
                                                                ----------
                                                                   386,203
                                                                ----------
INSURANCE (2.9%)
AFLAC, Inc. ................................      1,600             75,500
                                                                ----------
UTILITY--TELEPHONE (3.5%)
MCI WorldCom, Inc.* ........................      1,725             91,533
                                                                ----------
  TOTAL CREDIT SENSITIVE ...................                       741,842
                                                                ----------
TECHNOLOGY (35.2%)
COMPUTER SOFTWARE (14.1%)
BMC Software, Inc.* ........................      1,350            107,916
Compuware Corp.* ...........................      1,950             72,638
Microsoft Corp.* ...........................        950            110,912
Sterling Software, Inc.* ...................      2,450             77,175
                                                                ----------
                                                                   368,641
                                                                ----------
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (6.1%)
Lucent Technologies, Inc. ..................        900             67,331
Tellabs, Inc.* .............................      1,450             93,072
                                                                ----------
                                                                   160,403
                                                                ----------
ELECTRONICS (4.7%)
Altera Corp.* ..............................        650             32,216
Intel Corp. ................................        300             24,694
Solectron Corp.* ...........................        700             66,587
                                                                ----------
                                                                   123,497
                                                                ----------
OFFICE EQUIPMENT (8.2%)
EMC Corp.* .................................        650             71,012
International Business Machines
  Corp. ....................................      1,050            113,400
Parametric Technology Co.* .................      1,150             31,122
                                                                ----------
                                                                   215,534
                                                                ----------
OFFICE EQUIPMENT SERVICES (2.1%)
Sterling Commerce, Inc.* ...................      1,650             56,203
                                                                ----------
  TOTAL TECHNOLOGY .........................                       924,278
                                                                ----------
TOTAL COMMON STOCKS (98.1%)
  (Cost $2,422,550).........................                     2,572,639
                                                                ----------
                                                PRINCIPAL
                                                  AMOUNT
                                                  ------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSITS (2.8%)
Chase Nassau
  3.48%,1/3/00
  (Amortized Cost $73,187)..................    $73,187             73,187
                                                                ----------
TOTAL INVESTMENTS (100.9%)
  (Cost/Amortized Cost
  $2,495,737) ..............................                     2,645,826
OTHER ASSETS
  LESS LIABILITIES (-0.9%) .................                       (23,682)
                                                                ----------
NET ASSETS (100%) ..........................                    $2,622,144
                                                                ==========

----------
*     Non-income producing.

EQ ADVISORS TRUST
CALVERT SOCIALLY RESPONSIBLE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999

--------------------------------------------------------------------------------
Investment security transactions for the period ended December 31, 1999 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $2,271,493

NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........       765,382


As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........    $  260,977
Aggregate gross unrealized depreciation .........      (115,185)
                                                     ----------
Net unrealized appreciation .....................    $  145,792
                                                     ==========
Federal income tax cost of investments ..........    $2,500,034
                                                     ==========

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999

--------------------------------------------------------------------------------
                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
ARGENTINA (0.1%)
Telefonica de Argentina (ADR)........           1,500          $    46,313
                                                               -----------
AUSTRALIA (2.9%)
Broken Hill Proprietary Ltd. ........          42,188              553,534
Coca-Cola Amatil Ltd. ...............          30,000               81,869
Coles Meyer Ltd. ....................          38,800              200,263
Lend Lease Corp. ....................          11,400              159,589
News Corp., Ltd. ....................          18,300              177,551
Santos Ltd. .........................          30,000               81,672
Westpac Banking Corp. ...............          35,223              242,778
                                                               -----------
                                                                 1,497,256
                                                               -----------
BRAZIL (0.4%)
CIA Cervejaria Brahma (ADR)..........          15,000              210,000
                                                               -----------
CANADA (3.4%)
Bank of Nova Scotia .................          11,200              240,698
Bombardier, Inc., Class B ...........          16,800              344,767
Clarica Life Insurance Co. ..........           5,000               89,978
Manulife Financial Corp.* ...........           8,000              102,159
National Bank of Canada .............          11,900              152,374
Nortel Networks Corp. ...............           2,500              252,500
Teleglobe, Inc. .....................           9,100              207,219
Thomson Corp. .......................          13,700              360,327
                                                               -----------
                                                                 1,750,022
                                                               -----------
FINLAND (4.5%)
Metra OYJ, Class B ..................           4,000               74,618
Nokia OYJ (ADR) .....................           4,000              760,000
Nokia OYJ* ..........................           5,900            1,070,867
Upm-Kymmene OYJ .....................          11,500              463,840
                                                               -----------
                                                                 2,369,325
                                                               -----------
FRANCE (5.6%)
Banque Nationale de Paris ...........           1,125              103,910
Bouygues S.A. .......................             600              381,761
Carrefour S.A.* .....................             800              147,703
Christian Dior S.A. .................             600              148,832
Compagnie de Saint Gobain ...........           1,100              207,085
Groupe Danone .......................             700              165,168
Legardere S.C.A. ....................           2,400              130,682
LVMH (Louis Vuitton Moet
  Hennessy) .........................             400              179,365
Michelin, Class B (Registered) ......           1,800               70,786
Pechiney S.A., Class A ..............           2,800              200,319
PSA Peugeot Citroen .................           1,000              227,282
Sanofi-Synthelabo SA* ...............          10,300              429,357
Societe BIC S.A. ....................           1,800               82,003
Television Francaise ................             300              157,302
Total Fina S.A. (ADR) ...............           1,000               69,250
Total Fina S.A., Class B ............             600               80,164
Valero S.A. .........................           1,900              146,755
                                                               -----------
                                                                 2,927,724
                                                               -----------
GERMANY (9.4%)
Bayerische Motoren Werke
  (BMW) AG* .........................           6,100              187,296
DaimlerChrysler AG ..................           1,400              109,971
Degussa-Huels AG* ...................           2,500              109,658
Deutsche Bank AG
  (Registered)* .....................           2,200              186,454
Deutsche Telekom AG .................           8,800              619,812


--------------------------------------------------------------------------------
                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Dresdner Bank AG* ...................            2,100         $   114,135
Epcos AG* ...........................            1,600             119,388
Mannesmann AG .......................            9,047           2,193,057
Preussag AG* ........................            1,400              78,772
Siemens AG* .........................            6,700             858,004
Thyssen Krupp* ......................            9,900             306,967
                                                               -----------
                                                                 4,883,514
                                                               -----------
HONG KONG (1.2%)
Hong Kong Telecommunications
  Ltd. ..............................           49,400             142,668
Hutchison Whampoa Ltd. ..............           26,000             377,951
Johnson Electric Holdings ...........           20,000             128,385
                                                               -----------
                                                                   649,004
                                                               -----------
IRELAND (0.0%)
Allied Irish Banks plc ..............            2,000              22,789
Eircom plc ..........................            1,400               5,999
                                                               -----------
                                                                    28,788
                                                               -----------
ITALY (2.6%)
Assicurazioni Generali ..............            8,300             274,513
Credito Italiano ....................           24,000             118,098
ENI S.p.A. (Registered) .............           58,600             322,627
Fiat S.p.A.* ........................            5,610             160,371
Telecom Italia Mobile S.p.A.
  (RNC) .............................           10,700              51,034
Telecom Italia Mobile S.p.A. ........           15,800             176,685
Telecom Italia S.p.A. ...............            3,600              50,821
Telecom Italia S.p.A. (RNC) .........           32,000             195,216
                                                               -----------
                                                                 1,349,365
                                                               -----------
JAPAN (28.3%)
Advantest Corp. .....................            4,100           1,082,852
Aiful Corp. .........................              500              61,137
Asahi Breweries Ltd. ................            8,000              87,489
DDI Corp. ...........................               12             164,335
Fanuc ...............................            2,000             254,524
Fuji Bank Ltd. ......................            8,000              77,707
Fujitsu Ltd. ........................            5,000             227,917
Hirose Electric .....................            2,900             649,897
Hitachi Ltd. ........................           11,000             176,465
JUSCO Co., Ltd. .....................            6,000             104,529
Kao Corp. ...........................            3,000              85,542
Keyence Corp. .......................            1,100             446,542
Mitsubishi Heavy Industries Ltd......           49,000             163,445
Mitsubishi Motors Corp.* ............           37,000             126,313
Mitsui Chemicals, Inc. ..............           12,000              96,606
Mitsui Marine & Fire Insurance
  Co., Ltd. .........................           28,000             165,979
Murata Manufacturing Co., Ltd........            5,000           1,173,824
NEC Corp. ...........................           33,000             786,022
Nichiei Co., Ltd. ...................            3,000              65,147
Nidec Corp. .........................              400             115,426
Nikon Corp. .........................           22,000             645,603
Nintendo Ltd. .......................            1,600             265,754
Nippon Telegraph & Telephone ........               20             342,365
Nissan Motor Co., Ltd. ..............           42,000             165,157
Nomura Securities Co. ...............            6,000             108,285
NTT Mobile Communications
  Network, Inc. .....................               43           1,653,037
Orix Corp. ..........................              800             180,143
Rohm Co. ............................            2,000             821,677

EQ ADVISORS TRUST
CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                              NUMBER          VALUE
                                             OF SHARES       (NOTE 1)
--------------------------------------------------------------------------------
Sakura Bank Ltd. ...................          25,000       $   144,772
Sankyo Co. .........................           4,000            82,168
Shohkoh Fund & Co., Ltd. ...........             390           154,314
Sony Corp. .........................           5,100         1,511,592
Sony Corp. (ADR) ...................             300            85,425
Sony Music Entertainment, Inc. .....           2,700           538,257
Suzuki Motor Co., Ltd. .............          14,000           204,187
Takeda Chemical Industries Ltd......           1,000            49,398
Thk Company Ltd. ...................           3,000           121,197
Tokyo Electron Ltd. ................          10,000         1,369,461
Toshiba Corp. ......................          21,000           160,227
                                                           -----------
                                                            14,714,717
                                                           -----------
KOREA (1.1%)
Hyundai Motor Co. (GDR)*+# .........           6,990            75,142
Pohang Iron & Steel Co., Ltd.
  (ADR) ............................           4,360           152,600
Samsung Electronics (GDS)+# ........           2,856           342,363
                                                           -----------
                                                               570,105
                                                           -----------
LUXEMBOURG (0.2%)
Societe Europeenne des Satellites
  (FDR) ............................             600            87,726
                                                           -----------
MEXICO (1.8%)
Cifra S.A., Class B (ADR)* .........           3,700            74,156
Panamerican Beverages, Inc.,
  Class A ..........................           5,000           102,812
Telefonos de Mexico S.A.,
  Class L (ADR) ....................           6,800           765,000
                                                           -----------
                                                               941,968
                                                           -----------
NETHERLANDS (6.6%)
ABN-Amro Holdings N.V. .............          11,000           275,078
Aegon NV ...........................           7,600           734,925
ASM Lithography Holding N.V.*.......           6,900           772,229
DSM NV* ............................           4,700           188,622
Heineken Holding N.V., Class A                 2,600            91,629
Heineken N.V. ......................           6,600           322,240
ING Groep N.V. .....................           2,011           121,546
STMicroelectronics N.V.* ...........           2,300           354,374
STMicroelectronics N.V.--N.Y.
  Shares ...........................           3,600           545,175
                                                           -----------
                                                             3,405,818
                                                           -----------
PORTUGAL (0.7%)
Portugal Telecom S.A.* .............          10,000           109,809
Telecel-Comunicacoes Pessoais,
  S.A.* ............................          15,000           261,818
                                                           -----------
                                                               371,627
                                                           -----------
SINGAPORE (1.1%)
Cycle & Carriage Ltd. ..............           6,000            18,553
DBS Group Holdings Ltd.* ...........          12,652           207,385
Keppel Tat Lee Bank Limited ........          38,000            83,963
Singapore Press Holdings Ltd. ......           5,000           108,376
Singapore Tech Engineering .........         111,000           171,948
                                                           -----------
                                                               590,225
                                                           -----------
SOUTH AFRICA (0.3%)
De Beers Consolidated Mines
  (ADR) ............................          2,500             72,344
South African Breweries plc ........          8,800             89,574
                                                           -----------
                                                               161,918
                                                           -----------


--------------------------------------------------------------------------------
                                              NUMBER            VALUE
                                             OF SHARES         (NOTE 1)
--------------------------------------------------------------------------------
SPAIN (1.0%)
Banco Bilbao Vizcaya ...............            4,200         $    59,884
Telefonica S.A.* ...................           18,810             470,383
                                                              -----------
                                                                  530,267
                                                              -----------
SWEDEN (0.9%)
Ericsson L.M., Class B .............            2,000             128,842
Foreningssparbanken AB,
  Class A ..........................           12,200             179,602
Svenska Hadelsbanken, Class A*......           11,000             138,618
                                                              -----------
                                                                  447,062
                                                              -----------
SWITZERLAND (4.0%)
Adecco S.A. (Registered)* ..........              197             153,490
Cie Financiere Richemont,
  Class A ..........................              145             346,214
Holderbank Financiere Glarus
  AG (Registered) ..................              478             169,695
Holderbank Financiere Glarus
  AG, Class B ......................               90             123,280
Nestle S.A. (Registered) ...........               90             164,958
Novartis AG (Registered) ...........              236             346,697
Roche Holding AG ...................                7              83,129
SGS Societe Generale de
  Surveillance Holding S.A. ........              165             210,462
Swiss Reinsurance Co.
  (Registered) .....................               65             133,594
Swisscom AG (Registered) ...........              760             307,534
UBS AG (Registered) ................              150              40,528
                                                              -----------
                                                                2,079,581
                                                              -----------
TAIWAN (2.2%)
Asustek Computer, Inc. (GDR) .......           18,000             250,650
Hon Hai Precision Industry Co.,
  Ltd. (GDR)* ......................              600               8,957
Hon Hai Precision Industry Co.,
  Ltd. (GDR)*+# ....................            2,500              48,687
Taiwan Semiconductor
  Manufacturing Co. (ADR)* .........           18,895             850,275
                                                              -----------
                                                                1,158,569
                                                              -----------
TURKEY (0.4%)
Turkiye Is Bankasi (Registered)
  (GDR)* ...........................           47,200             192,340
                                                              -----------
UNITED KINGDOM (10.4%)
AstraZeneca Group plc ..............           21,900             918,921
AstraZeneca Group plc (ADR) ........            2,700             112,725
BG Group plc* ......................           16,000             103,366
BOC Group plc ......................           14,000             300,730
British Airways plc ................           14,800              96,569
Cadbury Schweppes plc ..............           41,100             248,262
Coca-Cola Beverages plc ............           21,800              41,547
Colt Telecom Group plc* ............            4,700             240,557
Dixons Group plc ...................            4,600             110,624
Enterprise Oil plc .................           12,100              82,079
GKN plc ............................           10,900             171,644
Glaxo Wellcome plc .................            3,500              98,924
Halifax plc ........................           10,000             110,876
Invinsys plc .......................           90,700             493,667
Kingfisher plc .....................            9,200             102,080
Laporte plc* .......................           18,600             162,220

EQ ADVISORS TRUST
CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                                NUMBER              VALUE
                                               OF SHARES           (NOTE 1)
--------------------------------------------------------------------------------
Lloyds TSB Group plc .................            30,900        $   386,524
Rank Group plc .......................            54,000            170,941
Reuters Group plc ....................            33,500            459,627
Reuters Group plc (ADR) ..............             1,200             96,975
Royal & Sun Alliance Insurance
  Group ..............................            28,963            220,558
Shell Transport & Trading Co.,
  plc ................................            21,000            174,503
Tate Lyle ORD plc ....................            23,500            151,059
TI Group plc .........................            12,700             97,430
Tomkins plc ..........................            15,000             48,453
Unilever plc .........................            15,000            110,351
Vodafone AirTouch plc ................            20,000             99,086
                                                                -----------
                                                                  5,410,298
                                                                -----------
TOTAL COMMON STOCKS (89.1%)
  (Cost $35,210,092) .................                           46,373,532
                                                                -----------
WARRANTS:
FRANCE (0.0%)
Banque Nationale de Paris*,
  expiring 7/1/02 ....................               325              1,501
                                                                -----------
GERMANY (0.1%)
Dresdner Bank AG*, expiring
  4/30/02 ............................             2,000             54,451
                                                                -----------
TOTAL WARRANTS (0.1%)
  (Cost $41,477)......................                               55,952
                                                                -----------
PREFERRED STOCKS:
GERMANY (0.1%)
Henkel KGaA Vorzug ...................             1,000             66,551
                                                                -----------
ITALY (0.0%)
Fiat S.p.A.* .........................               510              7,380
                                                                -----------
TOTAL PREFERRED STOCKS (0.1%)
 (Cost $80,825).......................                               73,931
                                                                -----------
                                                PRINCIPAL
                                                  AMOUNT
                                                  ------
SHORT-TERM DEBT
  SECURITIES:
TIME DEPOSITS (9.5%)
Chase Nassau
  3.48%, 1/3/00
  (Amortized Cost $4,931,827).........        $4,931,827          4,931,827
                                                                -----------
TOTAL INVESTMENTS (98.8%)
  (Cost/Amortized Cost
  $40,264,221)........................                           51,435,242
OTHER ASSETS
  LESS LIABILITIES (1.2%) ............                              613,918
                                                                -----------
NET ASSETS (100%) ....................                          $52,049,160
                                                                ===========

---------------------
*     Non-income producing.

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1999, these securities amounted to $466,192 or 0.89% of net assets.

#     Illiquid security: is not actively traded.

      Glossary:
      ADR--American Depository Receipt
      GDR--Global Depository Receipt
      GDS--Global Depository Share
      RNC--Risparmio Non-Convertible Savings Shares

--------------------------------------------------------------------------------
MARKET SECTOR DIVERSIFICATION (Unaudited)
As a Percentage of Total Common Stocks,
Preferred Stocks, and Warrants
Basic Materials ................                5.1%
Business Services ..............                5.4
Capital Goods ..................               11.3
Consumer Cyclicals .............               10.8
Consumer Non-Cyclicals .........               10.0
Credit Sensitive ...............               19.8
Diversified ....................                5.6
Energy .........................                1.7
Technology
  Computer Hardware ............    1.0
  Electronics ..................   17.6
  Office Equipment .............    0.2
  Telecommunications ...........   11.5
                                   ----
Total Technology ...............               30.3
                                              -----
                                              100.0%
                                              =====

EQ ADVISORS TRUST
CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999


--------------------------------------------------------------------------------
At December 31, 1999, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)


                                                   LOCAL
                                                 CONTRACT       COST ON         U.S.$        UNREALIZED
                                                  AMOUNT      ORIGINATION      CURRENT     APPRECIATION/
                                                  (000'S)         DATE          VALUE      (DEPRECIATION)
                                                ----------   -------------   ----------   ---------------
FOREIGN CURRENCY BUY CONTRACTS
European Union, expiring 1/19/00 ............         67        $ 69,113      $ 67,333      $    (1,780)
European Union, expiring 1/20/00 ............        409         437,346       412,713          (24,633)
European Union, expiring 1/28/00 ............        156         166,788       157,110           (9,678)
European Union, expiring 2/4/00 .............         24          24,991        23,874           (1,117)
European Union, expiring 2/28/00 ............        197         201,307       199,537           (1,770)
European Union, expiring 3/7/00 .............         75          75,798        76,357              559
European Union, expiring 3/23/00 ............         98         103,852        99,150           (4,702)
European Union, expiring 3/31/00 ............        141         150,923       143,451           (7,472)
European Union, expiring 5/26/00 ............        180         181,833       183,103            1,270
FOREIGN CURRENCY SELL CONTRACTS
Australian Dollar, expiring 1/19/00 .........        104          69,113        68,452              661
British Pound, expiring 1/28/00 .............         70         115,889       112,553            3,336
British Pound, expiring 2/4/00 ..............         15          24,991        24,538              453
Canadian Dollar, expiring 1/28/00 ...........         75          50,900        52,038           (1,138)
Canadian Dollar, expiring 3/7/00 ............        112          75,798        77,713           (1,915)
Canadian Dollar, expiring 3/23/00 ...........        153         103,852       106,041           (2,189)
Japanese Yen, expiring 1/20/00 ..............     46,935         437,346       460,704          (23,358)
Japanese Yen, expiring 2/28/00 ..............     42,112         397,307       415,893          (18,586)
Japanese Yen, expiring 5/26/00 ..............     19,020         181,833       190,601           (8,768)
Korean Won, expiring 3/31/00 ................     77,824          63,921        68,554           (4,633)
Taiwan Dollar, expiring 3/31/00 .............      2,762          87,002        88,544           (1,542)
                                                                                            -----------
                                                                                            $  (107,002)
                                                                                            ===========

Investment security transactions for the period ended December 31, 1999 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities ..........   $46,232,433
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities ..........     5,532,053


As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........    $11,944,352
Aggregate gross unrealized depreciation .........       (929,844)
                                                     -----------
Net unrealized appreciation .....................    $11,014,508
                                                     ===========
Federal income tax cost of investments ..........    $40,420,734
                                                     ===========

At December 31, 1999, the Portfolio had loaned securities with a total value of $1,245,994 which was secured by cash collateral of $1,269,400.

For the period from January 1, 1999 to December 31, 1999, the Portfolio incurred approximately $99 as brokerage commissions with Donaldson, Lufkin & Jenrette Securities Corp., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $36,605 which expires in the year 2007.




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
CAPITAL GUARDIAN RESEARCH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999


--------------------------------------------------------------------------------
                                                   NUMBER              VALUE
                                                  OF SHARES          (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
BASIC MATERIALS (2.7%)
METALS & MINING (1.8%)
Alcoa, Inc. ...............................        4,900            $   406,700
Newmont Mining Corp. ......................        7,500                183,750
                                                                    -----------
                                                                        590,450
                                                                    -----------
PAPER (0.9%)
Bowater, Inc. .............................        3,300                179,231
Fort James Corp. ..........................        5,000                136,875
                                                                    -----------
                                                                        316,106
                                                                    -----------
  TOTAL BASIC MATERIALS ...................                             906,556
                                                                    -----------
BUSINESS SERVICES (12.8%)
PRINTING, PUBLISHING, BROADCASTING (11.7%)
Adelphia Communications Corp.,
  Class A* ................................        5,569                365,466
AT&T Corp.--Liberty Media Group,
  Class A* ................................       21,700              1,231,475
Cablevision Systems Corp., Class A* .......        8,200                619,100
Charter Communications, Inc.* .............        8,500                185,937
Comcast Corp. .............................        1,600                 76,600
Fox Entertainment Group, Inc., Class A.....        8,400                209,475
Interpublic Group, Inc. ...................        6,800                392,275
Viacom, Inc., Class B* ....................       11,200                676,900
Young & Rubicam, Inc. .....................        2,900                205,175
                                                                    -----------
                                                                      3,962,403
                                                                    -----------
PROFESSIONAL SERVICES (0.5%)
Service Corp. International ...............       24,400                169,275
                                                                    -----------
TRUCKING, SHIPPING (0.6%)
CNF Transportation, Inc. ..................        4,400                151,800
Wisconsin Central Transport Corp.* ........        4,000                 53,750
                                                                    -----------
                                                                        205,550
                                                                    -----------
  TOTAL BUSINESS SERVICES .................                           4,337,228
                                                                    -----------
CAPITAL GOODS (7.1%)
AEROSPACE (0.6%)
Textron, Inc. .............................          700                 53,681
United Technologies Corp. .................        2,500                162,500
                                                                    -----------
                                                                        216,181
                                                                    -----------
BUILDING MATERIALS & FOREST PRODUCTS (0.7%)
Lowe's Cos., Inc. .........................        4,200                250,950
                                                                    -----------
ELECTRICAL EQUIPMENT (2.6%)
Emerson Electric Co. ......................        2,900                166,388
General Electric Co. ......................          900                139,275
Hubbell, Inc., Class B ....................        3,500                 95,375
Lam Research Corp.* .......................        2,900                323,531
Sensormatics Electronics Corp.* ...........        8,500                148,219
                                                                    -----------
                                                                        872,788
                                                                    -----------
MACHINERY (3.2%)
Applied Material, Inc.* ...................        3,900                494,081
Black & Decker Corp. ......................        3,700                193,325
Dover Corp. ...............................        3,800                172,425
Illinois Tool Works, Inc. .................        3,200                216,200
                                                                    -----------
                                                                      1,076,031
                                                                    -----------
  TOTAL CAPITAL GOODS .....................                           2,415,950
                                                                    -----------
CONSUMER CYCLICALS (7.2%)
AIRLINES (0.5%)
Continental Airlines, Inc., Class B* ......        3,800                168,625
                                                                    -----------


--------------------------------------------------------------------------------
                                                   NUMBER           VALUE
                                                  OF SHARES        (NOTE 1)
--------------------------------------------------------------------------------
APPAREL & TEXTILES (1.1%)
Nike, Inc., Class B .......................           900        $    44,606
Tommy Hilfiger Corp.* .....................        13,700            319,381
                                                                 -----------
                                                                     363,987
                                                                 -----------
AUTO RELATED (0.5%)
Delphi Automotive Systems Corp. ...........         5,100             80,325
Federal-Mogul Corp. .......................         3,600             72,450
                                                                 -----------
                                                                     152,775
                                                                 -----------
AUTOS & TRUCKS (0.4%)
Autonation, Inc.* .........................        13,900            128,575
                                                                 -----------
FOOD SERVICES, LODGING (0.2%)
Brinker International, Inc.* ..............         2,600             62,400
Hilton Hotels Corp. .......................         2,000             19,250
                                                                 -----------
                                                                      81,650
                                                                 -----------
HOUSEHOLD FURNITURE, APPLIANCES (0.6%)
Circuit City Stores--Circuit City Group             2,300            103,644
Williams-Sonoma, Inc.* ....................         2,100             96,600
                                                                 -----------
                                                                     200,244
                                                                 -----------
LEISURE RELATED (2.7%)
American Greetings Corp. ..................         6,400            151,200
Blockbuster, Inc. .........................         8,300            111,013
Carnival Corp., Class A ...................         3,700            176,906
Galileo International, Inc. ...............         6,400            191,600
Harrah's Entertainment, Inc.* .............         1,000             26,438
Hasbro, Inc. ..............................         6,500            123,906
Mirage Resorts, Inc.* .....................         9,000            137,812
                                                                 -----------
                                                                     918,875
                                                                 -----------
RETAIL--GENERAL (1.2%)
Wal-Mart Stores, Inc. .....................         6,000            414,750
                                                                 -----------
  TOTAL CONSUMER CYCLICALS ................                        2,429,481
                                                                 -----------
CONSUMER NON-CYCLICALS (22.5%)
BEVERAGES (0.7%)
PepsiCo, Inc. .............................         6,800            239,700
                                                                 -----------
CONTAINERS (0.2%)
Smurfit-Stone Container Corp.* ............         3,000             73,500
                                                                 -----------
DRUGS (7.2%)
AstraZeneca Group plc (ADR) ...............        17,200            718,100
Forest Laboratories, Inc.* ................         4,000            245,750
Genentech, Inc.* ..........................           400             53,800
Pfizer, Inc. ..............................        44,100          1,430,494
                                                                 -----------
                                                                   2,448,144
                                                                 -----------
FOODS (2.4%)
Campbell Soup Co. .........................         7,500            290,156
Kellogg Co. ...............................        16,900            520,732
                                                                 -----------
                                                                     810,888
                                                                 -----------
HOSPITAL SUPPLIES & SERVICES (8.1%)
Becton, Dickinson and Co. .................         7,400            197,950
Guidant Corp.* ............................        18,200            855,400
Medtronic, Inc. ...........................        31,300          1,140,494
PE Corp--PE Biosystems Group ..............         3,000            360,937
Quintiles Transnational Corp.* ............         9,600            179,400
                                                                 -----------
                                                                   2,734,181
                                                                 -----------
RETAIL--FOOD (0.6%)
Albertson's, Inc. .........................         6,500            209,625
                                                                 -----------
SOAPS & TOILETRIES (2.7%)
Clorox Co. ................................        12,900            649,837
Kimberly Clark Corp. ......................         4,100            267,525
                                                                 -----------
                                                                     917,362
                                                                 -----------

EQ ADVISORS TRUST
CAPITAL GUARDIAN RESEARCH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                                 NUMBER         VALUE
                                               OF SHARES       (NOTE 1)
--------------------------------------------------------------------------------
TOBACCO (0.6%)
Philip Morris Cos., Inc. ...................        8,100     $   187,819
                                                              -----------
  TOTAL CONSUMER NON-CYCLICALS .............                    7,621,219
                                                              -----------
CREDIT SENSITIVE (22.0%)
BANKS (5.4%)
Bank of America Corp. ......................       12,100         607,269
Bank One Corp. .............................       21,600         692,550
Washington Mutual, Inc. ....................       11,300         293,800
Wells Fargo Co. ............................        5,900         238,581
                                                              -----------
                                                                1,832,200
                                                              -----------
FINANCIAL SERVICES (5.6%)
Associates First Capital Corp. Class A .....        7,100         194,806
Citigroup, Inc. ............................        3,500         194,469
Household International, Inc. ..............        3,400         126,650
Indymac Mortgage Holdings, Inc. ............       10,200         130,050
J.P. Morgan & Co., Inc. ....................        1,100         139,287
SLM Holding Corp. ..........................       26,000       1,098,500
                                                              -----------
                                                                1,883,762
                                                              -----------
INSURANCE (3.3%)
American International Group, Inc. .........        2,575         278,422
Jefferson-Pilot Corp. ......................        2,500         170,625
Lincoln National Corp. .....................        3,100         124,000
PMI Group, Inc. ............................        5,550         270,909
United Healthcare Corp. ....................        5,300         281,563
                                                              -----------
                                                                1,125,519
                                                              -----------
UTILITY--ELECTRIC (3.8%)
AES Corp.* .................................        7,700         575,575
American Electric Power Co. ................        7,700         247,362
CINergy Corp. ..............................        4,300         103,738
Niagara Mohawk Holdings, Inc. ..............       13,400         186,763
Northeast Utilities ........................        8,100         166,556
                                                              -----------
                                                                1,279,994
                                                              -----------
UTILITY--TELEPHONE (3.9%)
AT&T Corp. .................................        2,200         111,650
Sprint Corp. (FON Group) ...................       18,200       1,225,088
                                                              -----------
                                                                1,336,738
                                                              -----------
  TOTAL CREDIT SENSITIVE ...................                    7,458,213
                                                              -----------
DIVERSIFIED (1.4%)
MISCELLANEOUS (1.4%)
Berkshire Hathaway, Inc., Class A* .........            2         112,200
Tyco International Ltd. ....................        9,300         361,538
                                                              -----------
  TOTAL DIVERSIFIED ........................                      473,738
                                                              -----------
ENERGY (6.7%)
COAL & GAS PIPELINES (1.1%)
Kinder Morgan, Inc. ........................        8,900         179,669
Williams Cos., Inc. ........................        5,800         177,262
                                                              -----------
                                                                  356,931
                                                              -----------
OIL--DOMESTIC (1.7%)
Exxon Mobil Corp.* .........................        7,308         588,751
                                                              -----------


--------------------------------------------------------------------------------
                                                 NUMBER         VALUE
                                               OF SHARES       (NOTE 1)
--------------------------------------------------------------------------------
OIL--INTERNATIONAL (1.8%)
Shell Transport & Trading Co. (ADR) ........        8,100     $   398,925
Total Fina S.A. (ADR) ......................        1,700         117,725
USX-Marathon Group, Inc. ...................        4,500         111,094
                                                              -----------
                                                                  627,744
                                                              -----------
OIL--SUPPLIES & CONSTRUCTION (2.1%)
Baker Hughes, Inc. .........................       21,600         454,950
Weatherford Intl., Inc. ....................        6,600         263,587
                                                              -----------
                                                                  718,537
                                                              -----------
  TOTAL ENERGY .............................                    2,291,963
                                                              -----------
TECHNOLOGY (14.7%)
COMPUTER HARDWARE (3.3%)
Cisco Systems, Inc.* .......................        4,200         449,925
Gateway, Inc.* .............................        4,500         324,282
Hewlett Packard Co. ........................        1,500         170,906
Storage Technology Corp.* ..................        8,800         162,250
                                                              -----------
                                                                1,107,363
                                                              -----------
COMPUTER SOFTWARE (2.1%)
Autodesk, Inc. .............................        4,900         165,375
Cadence Design Systems, Inc.* ..............       15,500         372,000
Peoplesoft, Inc.* ..........................        8,400         179,025
                                                              -----------
                                                                  716,400
                                                              -----------
ELECTRONICS (5.4%)
Advanced Micro Devices, Inc.* ..............        6,400         185,200
Agilent Technologies, Inc.* ................        5,900         456,144
ASM Lithography Holding NV .................        5,000         568,750
KLA-Tencor Corp.* ..........................        1,700         189,337
Newbridge Networks Corp.* ..................        3,700          83,481
Teradyne, Inc.* ............................        5,000         330,000
                                                              -----------
                                                                1,812,912
                                                              -----------
OFFICE EQUIPMENT (1.8%)
Compaq Computer Corp. ......................       14,500         392,405
Dell Computer Corp.* .......................        4,500         229,500
                                                              -----------
                                                                  621,905
                                                              -----------
WIRELESS TELECOMMUNICATION SERVICES (2.1%)
Nokia Oyj (ADR) ............................        3,800         722,000
                                                              -----------
  TOTAL TECHNOLOGY .........................                    4,980,580
                                                              -----------
TOTAL COMMON STOCKS (97.1%)
  (Cost $30,835,775)........................                  32,914,928
                                                              -----------
                                              PRINCIPAL
                                                AMOUNT
                                              ----------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSITS (3.9%)
Chase Nassau
  3.48%, 1/3/00
  (Amortized Cost $1,327,755) .............. $1,327,755        1,327,755
                                                              -----------
TOTAL INVESTMENTS (101.0%)
  (Cost/Amortized Cost $32,163,530) ........                  34,242,683
OTHER ASSETS
  LESS LIABILITIES (-1.0%) .................                    (339,226)
                                                              -----------
NET ASSETS (100%) ..........................                $33,903,457
                                                            =============

----------
*    Non-income producing.

     Glossary:
     ADR--American Depositary Receipt

EQ ADVISORS TRUST
CAPITAL GUARDIAN RESEARCH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999


--------------------------------------------------------------------------------
Investment security transactions for the period ended December 31, 1999 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........   $37,877,162
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     5,796,533


As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:


Aggregate gross unrealized appreciation..........    $  3,986,328
Aggregate gross unrealized depreciation..........      (1,907,175)
                                                     ------------
Net unrealized appreciation .....................    $  2,079,153
                                                     ============
Federal income tax cost of investments ..........    $ 32,163,530
                                                     ============


At December 31, 1999, the Portfolio had loaned securities with a total value of $2,159,288 which was secured by collateral of $2,186,000.


For the period from January 1, 1999 to December 31, 1999, the Portfolio incurred approximately $35 as brokerage commission with Donaldson, Lufkin & Jenrette Securities Corp., an affiliate broker.











                       See Notes to Financial Statements.

EQ ADVISORS TRUST
CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999


--------------------------------------------------------------------------------
                                             NUMBER                VALUE
                                            OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
BASIC MATERIALS (1.3%)
CHEMICALS--SPECIALTY(0.2%)
IMC Global, Inc. ......................       10,000             $   163,750
                                                                 -----------
METALS & MINING (0.4%)
Alcoa, Inc. ...........................        3,400                 282,200
                                                                 -----------
PAPER (0.7%)
Bowater, Inc. .........................        2,800                 152,075
Fort James Corp. ......................       11,300                 309,338
                                                                 -----------
                                                                     461,413
                                                                 -----------
  TOTAL BASIC MATERIALS ...............                              907,363
                                                                 -----------
BUSINESS SERVICES (11.9%)
ENVIRONMENTAL CONTROL (1.6%)
Ecolab, Inc. ..........................       27,500               1,075,937
                                                                 -----------
PRINTING, PUBLISHING,
  BROADCASTING (9.2%)
Adelphia Communications Corp.,
  Class A* ............................        6,600                 433,125
AT&T Corp.--Liberty Media
  Group, Class A* .....................       16,000                 908,000
Cablevision Systems Corp.,
  Class A* ............................       14,700               1,109,850
Charter Communications, Inc.* .........       12,000                 262,500
Fox Entertainment Group, Inc.,
  Class A* ............................       36,400                 907,725
Interpublic Group, Inc. ...............       10,700                 617,256
New York Times Co., Class A ...........        4,200                 206,325
Time Warner, Inc. .....................        1,500                 108,656
Viacom, Inc., Class B* ................       17,100               1,033,482
Young & Rubicam, Inc. .................        8,500                 601,375
                                                                 -----------
                                                                   6,188,294
                                                                 -----------
PROFESSIONAL SERVICES (0.7%)
Service Corp. International ...........       64,700                 448,856
                                                                 -----------
TRUCKING, SHIPPING (0.4%)
CNF Transportation, Inc. ..............        8,900                 307,050
                                                                 -----------
  TOTAL BUSINESS SERVICES .............                            8,020,137
                                                                 -----------
CAPITAL GOODS (8.3%)
AEROSPACE (2.4%)
Lockheed Martin Corp. .................       18,000                 393,750
Raytheon Co., Class B .................        7,000                 185,937
United Technologies Corp. .............       16,300               1,059,500
                                                                 -----------
                                                                   1,639,187
                                                                 -----------
BUILDING MATERIALS & FOREST
  PRODUCTS (0.8%)
Lowe's Cos., Inc. .....................        8,600                 513,850
                                                                 -----------
ELECTRICAL EQUIPMENT (1.9%)
Emerson Electric Co. ..................        9,200                 527,850
General Electric Co. ..................        3,400                 526,150
Hubbell, Inc., Class B ................        8,000                 218,000
                                                                 -----------
                                                                   1,272,000
                                                                 -----------
MACHINERY (3.2%)
Applied Material, Inc.* ...............        4,500                 570,094
Black & Decker Corp. ..................        5,800                 303,050
Dover Corp. ...........................        7,600                 344,850
Illinois Tool Works, Inc. .............       14,500                 979,656
                                                                 -----------
                                                                   2,197,650
                                                                 -----------
  TOTAL CAPITAL GOODS .................                            5,622,687
                                                                 -----------


--------------------------------------------------------------------------------
                                             NUMBER                VALUE
                                            OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
CONSUMER CYCLICALS (11.8%)
AIRLINES (0.4%)
Continental Airlines, Inc.,
  Class B* ............................          6,100           $   270,688
                                                                 -----------
APPAREL & TEXTILES (2.8%)
Nike, Inc., Class B ...................         21,200             1,050,725
Tommy Hilfiger Corp.* .................         23,900               557,169
V.F. Corp. ............................          8,500               255,000
                                                                 -----------
                                                                   1,862,894
                                                                 -----------
AUTO RELATED (0.9%)
Delphi Automotive Systems
  Corp. ...............................          5,000                78,750
Federal-Mogul Corp. ...................         26,700               537,337
                                                                 -----------
                                                                     616,087
                                                                 -----------
AUTOS & TRUCKS (1.2%)
Autonation, Inc.* .....................         88,100               814,925
                                                                 -----------
HOUSEHOLD FURNITURE,
  APPLIANCES (1.7%)
Circuit City Stores--Circuit City
  Group ...............................          2,600               117,162
Sony Corp. (ADR) ......................          2,600               740,350
Williams-Sonoma, Inc.* ................          6,200               285,200
                                                                 -----------
                                                                   1,142,712
                                                                 -----------
LEISURE RELATED (4.8%)
American Greetings Corp. ..............         26,700               630,788
Blockbuster, Inc., Class A ............          4,000                53,500
Carnival Corp., Class A ...............         20,400               975,375
Galileo International, Inc. ...........         25,000               748,437
Hasbro, Inc. ..........................         23,800               453,688
Mirage Resorts, Inc.* .................         23,700               362,906
                                                                 -----------
                                                                   3,224,694
                                                                 -----------
  TOTAL CONSUMER CYCLICALS ............                            7,932,000
                                                                 -----------
CONSUMER NON-CYCLICALS (21.8%)
BEVERAGES (2.4%)
Anheuser-Busch Cos., Inc. .............          2,700               191,363
PepsiCo, Inc. .........................         26,400               930,600
Seagram Co., Ltd. (ACES) ..............          3,000               135,000
Starbucks Corp.* ......................         14,700               356,475
                                                                 -----------
                                                                   1,613,438
                                                                 -----------
CONTAINERS (0.8%)
Sealed Air Corp.* .....................         10,000               518,125
                                                                 -----------
DRUGS (5.8%)
AstraZeneca Group plc (ADR) ...........         43,800             1,828,650
Forest Laboratories, Inc.,
  Class A* ............................         19,300             1,185,744
Pfizer, Inc. ..........................         27,000               875,812
                                                                 -----------
                                                                   3,890,206
                                                                 -----------
FOODS (3.0%)
Campbell Soup Co. .....................         23,600               913,025
Kellogg Co. ...........................         34,300             1,065,587
Nabisco Holdings Corp. ................          2,500                79,063
                                                                 -----------
                                                                   2,057,675
                                                                 -----------
HOSPITAL SUPPLIES &
  SERVICES (5.1%)
Becton, Dickinson and Co. .............         10,000               267,500
Guidant Corp.* ........................         27,700             1,301,900

EQ ADVISORS TRUST
CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999

--------------------------------------------------------------------------------
                                                   NUMBER            VALUE
                                                  OF SHARES         (NOTE 1)
--------------------------------------------------------------------------------
Medtronic, Inc. .........................          24,400          $   889,075
PE Corp--PE Biosystems Group.............           2,000              240,625
Quintiles Transnational Corp.* ..........          39,500              738,156
                                                                   -----------
                                                                     3,437,256
                                                                   -----------
RETAIL--FOOD (1.4%)
Albertson's, Inc. .......................          28,600              922,350
                                                                   -----------
SOAPS & TOILETRIES (2.7%)
Avon Products, Inc. .....................          18,500              610,500
Clorox Co. ..............................          18,900              952,087
Kimberly Clark Corp. ....................           4,600              300,150
                                                                   -----------
                                                                     1,862,737
                                                                   -----------
TOBACCO (0.6%)
Philip Morris Cos., Inc. ................          19,200              445,200
                                                                   -----------
  TOTAL CONSUMER NON-CYCLICALS...........                           14,746,987
                                                                   -----------
CREDIT SENSITIVE (21.5%)
BANKS (5.2%)
Bank of America Corp. ...................          22,200            1,114,162
Bank One Corp. ..........................          36,700            1,176,694
Washington Mutual, Inc. .................          30,900              803,400
Wells Fargo Co. .........................          10,100              408,419
                                                                   -----------
                                                                     3,502,675
                                                                   -----------
FINANCIAL SERVICES (3.9%)
Associates First Capital Corp.,
  Class A ...............................          23,300              639,294
Citigroup, Inc. .........................           5,300              294,481
Household International, Inc. ...........           9,500              353,875
Indymac Mortgage Holdings, Inc.                    18,300              233,325
J.P. Morgan & Co., Inc. .................           1,200              151,950
SLM Holding Corp. .......................          22,200              937,950
                                                                   -----------
                                                                     2,610,875
                                                                   -----------
INSURANCE (4.6%)
Allstate Corp. ..........................          25,700              616,800
Cincinnati Financial Corp. ..............          10,900              339,944
Jefferson-Pilot Corp. ...................           6,800              464,100
PacifiCare Health Systems, Inc.*.........           3,500              185,500
PMI Group, Inc. .........................          18,000              878,625
United Healthcare Corp. .................          12,000              637,500
                                                                   -----------
                                                                     3,122,469
                                                                   -----------
UTILITY--ELECTRIC (3.4%)
AES Corp.* ..............................          10,100              754,975
American Electric Power Co. .............          25,900              832,038
CINergy Corp. ...........................           8,000              193,000
Niagara Mohawk Holdings, Inc.*...........          18,800              262,025
Northeast Utilities .....................          13,300              273,481
                                                                   -----------
                                                                     2,315,519
                                                                   -----------
UTILITY--TELEPHONE (4.4%)
AT&T Corp. ..............................          19,500              989,625
MCI WorldCom, Inc.* .....................           9,750              517,359
Sprint Corp. (FON Group) ................          21,500            1,447,219
                                                                   -----------
                                                                     2,954,203
                                                                   -----------
  TOTAL CREDIT SENSITIVE ................                           14,505,741
                                                                   -----------


--------------------------------------------------------------------------------
                                                   NUMBER            VALUE
                                                  OF SHARES         (NOTE 1)
--------------------------------------------------------------------------------
DIVERSIFIED (3.0%)
MISCELLANEOUS (3.0%)
Berkshire Hathaway, Inc.,
  Class A* ..............................              15          $   841,500
Tyco International Ltd. .................          30,100            1,170,138
                                                                   -----------
  TOTAL DIVERSIFIED .....................                            2,011,638
                                                                   -----------
ENERGY (5.0%)
COAL & GAS PIPELINES (1.0%)
Williams Cos., Inc. .....................          22,000              672,375
                                                                   -----------
OIL--DOMESTIC (1.6%)
Exxon Mobil Corp.* ......................          13,700            1,103,706
                                                                   -----------
OIL--INTERNATIONAL (1.2%)
Shell Transport & Trading Co.
  (ADR) .................................          16,200              797,850
                                                                   -----------
OIL--SUPPLIES & CONSTRUCTION (0.9%)
Baker Hughes, Inc. ......................          28,500              600,281
                                                                   -----------
RAILROADS (0.3%)
Union Pacific Corp. .....................           4,400              191,950
                                                                   -----------
  TOTAL ENERGY ..........................                            3,366,162
                                                                   -----------
TECHNOLOGY (13.8%)
COMPUTER HARDWARE (2.3%)
Cisco Systems, Inc.* ....................           2,800              299,950
Hewlett Packard Co. .....................          10,200            1,162,162
Storage Technology Corp.* ...............           3,000               55,313
                                                                   -----------
                                                                     1,517,425
                                                                   -----------
COMPUTER SOFTWARE (2.9%)
Autodesk, Inc. ..........................           9,100              307,125
Cadence Design Systems, Inc.* ...........          18,200              436,800
Peoplesoft, Inc.* .......................          37,400              797,088
Policy Management Systems
  Corp.* ................................          16,400              419,225
                                                                   -----------
                                                                     1,960,238
                                                                   -----------
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (0.0%)
Williams Communications
  Group* ................................             800               23,150
                                                                   -----------
ELECTRONICS (3.6%)
Advanced Micro Devices, Inc.* ...........          11,700              338,569
Agilent Technologies, Inc.* .............           5,000              386,562
Intel Corp. .............................           9,100              749,044
KLA-Tencor Corp.* .......................           1,800              200,475
Teradyne, Inc.* .........................          11,100              732,600
                                                                   -----------
                                                                     2,407,250
                                                                   -----------
OFFICE EQUIPMENT (3.6%)
Compaq Computer Corp. ...................          29,500              798,344
Dell Computer Corp.* ....................          12,200              622,200
International Business Machines
  Corp. .................................           9,200              993,600
Xerox Corp. .............................             200                4,537
                                                                   -----------
                                                                     2,418,681
                                                                   -----------

EQ ADVISORS TRUST
CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999


-----------------------------------------------------------
                                   NUMBER         VALUE
                                 OF SHARES       (NOTE 1)
-----------------------------------------------------------
WIRELESS TELECOMMUNICATION
  SERVICES (1.4%)
Nokia OYJ (ADR) .............     5,000        $   950,000
                                               -----------
  TOTAL TECHNOLOGY ..........                    9,276,744
                                               -----------
TOTAL COMMON STOCKS (98.4%)
  (Cost $63,913,606).........                   66,389,459
                                               -----------
                              PRINCIPAL
                                AMOUNT
                            -------------

SHORT-TERM DEBT SECURITIES:
TIME DEPOSITS (2.7%)
Chase Nassau,
  3.48%, 1/3/00 .........    $1,832,871          1,832,871
                                               -----------

-------------------------------------------------------
                                              VALUE
                                             (NOTE 1)
-------------------------------------------------------
TOTAL SHORT-TERM DEBT
  SECURITIES (2.7%)
  (Amortized Cost $1,832,871).........     $ 1,832,871
                                           -----------
TOTAL INVESTMENTS (101.1%)
  (Cost/Amortized Cost
  $65,746,477)........................      68,222,330
OTHER ASSETS LESS
  LIABILITIES (-1.1%) ................        (749,905)
                                           -----------
NET ASSETS (100%) ....................     $67,472,425
                                           ===========

----------
*    Non-income producing
     Glossary:
     ADR--American Depositary Receipt

--------------------------------------------------------------------------------
Investment security transactions for the period ended December 31, 1999 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........  $79,652,612
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........   14,117,624

As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........  $  6,403,019
Aggregate gross unrealized depreciation .........    (3,964,570)
                                                   ------------
Net unrealized appreciation .....................  $  2,438,449
                                                   ============
Federal income tax cost of investments ..........  $ 65,783,881
                                                   ============


At December 31, 1999, the Portfolio had loaned securities with a total value of $4,493,588, which was secured by collateral of $4,594,706.




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/EVERGREEN PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999


--------------------------------------------------------------------------------
                                              NUMBER        VALUE
                                             OF SHARES     (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
BASIC MATERIALS (3.5%)
CHEMICALS (1.8%)
Dow Chemical Co. .......................       270       $   36,079
Du Pont (E.I.) de
  Nemours & Co. ........................       670           44,136
Monsanto Co. ...........................       150            5,344
                                                         ----------
                                                             85,559
                                                         ----------
CHEMICALS--SPECIALTY (0.4%)
Praxair, Inc. ..........................       120            6,037
Sigma-Aldrich Corp. ....................       510           15,332
                                                         ----------
                                                             21,369
                                                         ----------
METALS & MINING (0.9%)
Alcoa, Inc. ............................       150           12,450
Minnesota Mining &
  Manufacturing Co. ....................       310           30,341
                                                         ----------
                                                             42,791
                                                         ----------
PAPER (0.2%)
International Paper Co. ................       130            7,337
                                                         ----------
STEEL (0.2%)
Nucor Corp. ............................       160            8,770
                                                         ----------
  TOTAL BASIC MATERIALS ................                    165,826
                                                         ----------
BUSINESS SERVICES (5.2%)
PRINTING, PUBLISHING,
  BROADCASTING (3.9%)
CBS Corp.* .............................       280           17,903
Clear Channel
  Communications, Inc.* ................       800           71,400
Cox Communications, Inc.,
  Class A* .............................       260           13,390
EchoStar Communications Corp.,
  Class A* .............................       260           25,350
Time Warner, Inc. ......................       860           62,296
                                                         ----------
                                                            190,339
                                                         ----------
PROFESSIONAL SERVICES (1.1%)
Automatic Data Processing, Inc..........       430           23,166
Computer Sciences Corp.* ...............       110           10,409
First Data Corp. .......................       370           18,246
                                                         ----------
                                                             51,821
                                                         ----------
TRUCKING, SHIPPING (0.2%)
United Parcel Service, Inc.,
  Class B ..............................       150           10,350
                                                         ----------
  TOTAL BUSINESS SERVICES ..............                    252,510
                                                         ----------
CAPITAL GOODS (7.9%)
AEROSPACE (1.5%)
Boeing Co. .............................       430           17,872
Honeywell International, Inc.* .........       553           31,901
United Technologies Corp. ..............       340           22,100
                                                         ----------
                                                             71,873
                                                         ----------
BUILDING MATERIALS & FOREST
  PRODUCTS (0.7%)
Lowe's Cos., Inc. ......................       470           28,082
Weyerhaeuser Co. .......................       120            8,618
                                                         ----------
                                                             36,700
                                                         ----------
ELECTRICAL EQUIPMENT (5.2%)
Applied Power, Inc., Class A ...........       100            3,675
Emerson Electric Co. ...................       200           11,475


--------------------------------------------------------------------------------
                                              NUMBER        VALUE
                                             OF SHARES     (NOTE 1)
--------------------------------------------------------------------------------
General Electric Co. ...................   1,510         $  233,673
                                                         ----------
                                                            248,823
                                                         ----------
MACHINERY (0.5%)
Caterpillar, Inc. ......................     200              9,413
Illinois Tool Works, Inc. ..............     200             13,512
                                                         ----------
                                                             22,925
                                                         ----------
  TOTAL CAPITAL GOODS ..................                    380,321
                                                         ----------
CONSUMER CYCLICALS (7.1%)
AUTOS & TRUCKS (1.2%)
Ford Motor Co. .........................     470             25,116
General Motors Corp. ...................     430             31,255
                                                         ----------
                                                             56,371
                                                         ----------
HOUSEHOLD FURNITURE, APPLIANCES (0.2%)
Best Buy Co., Inc.* ....................     190              9,536
                                                         ----------
LEISURE RELATED (0.7%)
Walt Disney Co. ........................   1,150             33,637
                                                         ----------
RETAIL--GENERAL (5.0%)
Bed Bath & Beyond, Inc.* ...............     270              9,383
Costco Wholesale Corp.* ................     240             21,900
Dayton Hudson Corp. ....................     160             11,750
Home Depot, Inc. .......................   1,035             70,962
Tandy Corp. ............................     200              9,838
Wal-Mart Stores, Inc.  .................   1,740            120,277
                                                         ----------
                                                            244,110
                                                         ----------
  TOTAL CONSUMER CYCLICALS .............                    343,654
                                                         ----------
CONSUMER NON-CYCLICALS (13.8%)
BEVERAGES (2.2%)
Anheuser-Busch Cos., Inc. ..............     345             24,452
Coca-Cola Co. ..........................     980             57,085
PepsiCo, Inc. ..........................     670             23,618
                                                         ----------
                                                            105,155
                                                         ----------
DRUGS (6.2%)
Abbott Laboratories ....................     630             22,877
American Home Products Corp.............     420             16,564
Bristol-Myers Squibb Co. ...............     590             37,871
Lilly (Eli) & Co. ......................     570             37,905
Merck & Co., Inc. ......................   1,370             91,875
Pfizer, Inc. ...........................   1,030             33,411
Pharmacia & Upjohn, Inc. ...............     330             14,850
Schering-Plough Corp. ..................     520             21,937
Warner-Lambert Co. .....................     250             20,484
                                                         ----------
                                                            297,774
                                                         ----------
FOODS (0.5%)
Bestfoods ..............................     330             17,345
Campbell Soup Co. ......................     190              7,351
                                                         ----------
                                                             24,696
                                                         ----------
HOSPITAL SUPPLIES & SERVICES (0.8%)
Baxter International, Inc. .............     100              6,281
Guidant Corp.* .........................     220             10,340
Medtronic, Inc. ........................     550             20,041
                                                         ----------
                                                             36,662
                                                         ----------
RETAIL--FOOD (0.5%)
McDonald's Corp. .......................     390             15,722
Safeway, Inc.* .........................     270              9,602
                                                         ----------
                                                             25,324
                                                         ----------
SOAPS & TOILETRIES (3.3%)
Colgate Palmolive Co. ..................     230             14,950

EQ ADVISORS TRUST
EQ/EVERGREEN PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999

--------------------------------------------------------------------------------
                                                NUMBER                VALUE
                                               OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Gillette Co. .............................       340                $   14,004
Johnson & Johnson ........................       690                    64,256
Kimberly Clark Corp. .....................       180                    11,745
Procter & Gamble Co. .....................       500                    54,781
                                                                    ----------
                                                                       159,736
                                                                    ----------
TOBACCO (0.3%)
Philip Morris Cos., Inc. .................       700                    16,231
                                                                    ----------
  TOTAL CONSUMER NON-CYCLICALS............                             665,578
                                                                    ----------
CREDIT SENSITIVE (13.7%)
BANKS (1.3%)
Bank of America Corp. ....................       600                    30,112
Chase Manhattan Corp. ....................       110                     8,546
FleetBoston Financial Corp. ..............       400                    13,926
Wells Fargo Co. ..........................       230                     9,301
                                                                    ----------
                                                                        61,885
                                                                    ----------
FINANCIAL SERVICES (3.4%)
American Express Co. .....................       210                    34,913
Charles Schwab Corp. .....................       310                    11,896
Citigroup, Inc. ..........................       790                    43,894
Goldman Sachs Group, Inc. ................       220                    20,721
Merrill Lynch & Co. ......................       160                    13,360
Morgan Stanley Dean Witter &
  Co. ....................................       210                    29,978
Providian Financial Corp.  ...............       100                     9,106
                                                                    ----------
                                                                       163,868
                                                                    ----------
INSURANCE (1.1%)
Allstate Corp. ...........................       270                     6,480
American International Group,
  Inc. ...................................       430                    46,494
                                                                    ----------
                                                                        52,974
                                                                    ----------
MORTGAGE RELATED (1.8%)
Fannie Mae ...............................       870                    54,321
Freddie Mac ..............................       670                    31,532
                                                                    ----------
                                                                        85,853
                                                                    ----------
UTILITY--ELECTRIC (0.1%)
Southern Co. .............................       240                     5,640
                                                                    ----------
UTILITY--TELEPHONE (6.0%)
AT&T Corp.  ..............................     1,450                    73,587
Bell Atlantic Corp. ......................       620                    38,169
GTE Corp. ................................       540                    38,104
MCI WorldCom, Inc.* ......................       930                    49,348
SBC Communications, Inc. .................     1,410                    68,737
Sprint Corp. (FON Group) .................       300                    20,194
                                                                    ----------
                                                                       288,139
                                                                    ----------
  TOTAL CREDIT SENSITIVE .................                             658,359
                                                                    ----------
DIVERSIFIED (0.5%)
MISCELLANEOUS (0.5%)
Teleflex, Inc. ...........................       400                    12,525
Tyco International Ltd. ..................       270                    10,496
                                                                    ----------
                                                                        23,021
                                                                    ----------
ENERGY (5.0%)
OIL--DOMESTIC (3.2%)
Atlantic Richfield Co. ...................       180                    15,570
Chevron Corp. ............................       270                    23,389
Exxon Mobil Corp.* .......................     1,439                   115,929
                                                                    ----------
                                                                       154,888
                                                                    ----------
OIL--INTERNATIONAL (1.1%)
Royal Dutch Petroleum Co.
  (New York Shares) ......................       500                    30,219
Texaco, Inc. .............................       390                    21,182
                                                                    ----------
                                                                        51,401
                                                                    ----------




--------------------------------------------------------------------------------
                                             NUMBER                   VALUE
                                            OF SHARES                (NOTE 1)
--------------------------------------------------------------------------------
OIL--SUPPLIES & CONSTRUCTION (0.7%)
Baker Hughes, Inc. .......................     190                  $    4,002
Diamond Offshore Drilling, Inc............     180                       5,501
Halliburton Co. ..........................     170                       6,842
Schlumberger Ltd. ........................     320                      18,000
Transocean Sedco Forex, Inc. .............      62                       2,089
                                                                    ----------
                                                                        36,434
                                                                    ----------
  TOTAL ENERGY ...........................                             242,723
                                                                    ----------
TECHNOLOGY (33.8%)
COMPUTER HARDWARE (7.0%)
Cisco Systems, Inc.* .....................   1,270                     136,049
Gateway, Inc.* ...........................     300                      21,619
Hewlett Packard Co. ......................     440                      50,133
Sun Microsystems, Inc.* ..................   1,640                     126,997
                                                                    ----------
                                                                       334,798
                                                                    ----------
COMPUTER SOFTWARE (8.4%)
America Online, Inc.* ....................     900                      67,894
At Home Corp. Series A* ..................     210                       9,004
BMC Software, Inc.* ......................     110                       8,793
Computer Associates
  International, Inc. ....................     390                      27,275
Microsoft Corp.* .........................   2,040                     238,170
Oracle Corp.* ............................     480                      53,790
                                                                    ----------
                                                                       404,926
                                                                    ----------
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (6.6%)
Alltel Corp. .............................     120                       9,922
Corning, Inc. ............................     220                      28,366
General Motors Corp., Class H*............     170                      16,320
Lucent Technologies, Inc. ................   1,200                      89,775
Motorola, Inc. ...........................     200                      29,450
Nortel Networks Corp. ....................     770                      77,770
QUALCOMM, Inc.* ..........................     200                      35,250
Tellabs, Inc.* ...........................     510                      32,736
                                                                    ----------
                                                                       319,589
                                                                    ----------
ELECTRONICS (4.0%)
Analog Devices, Inc.* ....................     170                      15,810
Intel Corp. ..............................   1,740                     143,224
Jabil Circuit, Inc.* .....................     260                      18,980
JDS Uniphase Corp.* ......................     100                      16,131
                                                                    ----------
                                                                       194,145
                                                                    ----------
OFFICE EQUIPMENT (5.3%)
Compaq Computer Corp. ....................     770                      20,838
Dell Computer Corp.* .....................   1,580                      80,580
EMC Corp.* ...............................     430                      46,978
International Business
  Machines Corp. .........................     670                      72,360
MICROS Systems, Inc.* ....................     400                      29,600
Xerox Corp. ..............................     230                       5,218
                                                                    ----------
                                                                       255,574
                                                                    ----------
WIRELESS TELECOMMUNICATION
  SERVICES (2.5%)
Ericsson Telecommunications,
  Class B (ADR) ..........................     240                      15,765
Nextel Communications, Inc.,
  Class A* ...............................      90                       9,281
Nokia OYJ (ADR) ..........................     340                      64,600
Sprint Corp. (PCS Group)* ................     290                      29,725
                                                                    ----------
                                                                       119,371
                                                                    ----------
  TOTAL TECHNOLOGY .......................                           1,628,403
                                                                    ----------
TOTAL COMMON STOCKS (90.5%)
  (Cost $3,860,636).......................                          $4,360,395
                                                                    ----------

EQ ADVISORS TRUST
EQ/EVERGREEN PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999


------------------------------------------------------------------
                                        PRINCIPAL        VALUE
                                          AMOUNT        (NOTE 1)
------------------------------------------------------------------
SHORT-TERM DEBT
  SECURITIES:
TIME DEPOSITS (10.1%)
Chase Nassau,
  3.48%,1/3/00
  (Amortized Cost $485,458).........   $485,458       $  485,458
                                                      ----------
TOTAL INVESTMENTS (100.6%)
  (Cost/Amortized Cost
  $4,346,094).......................                   4,845,853
OTHER ASSETS
  LESS LIABILITIES (-0.6%) .........                     (27,758)
                                                      ----------
NET ASSETS (100%) ..................                  $4,818,095
                                                      ==========






----------
*    Non-income producing
     Glossary:
     ADR--American Depositary Receipt.



--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 1999 were as follows:



COST OF PURCHASES:
Stocks and long-term corporate debt securities .........  $7,699,229
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........   3,086,210


As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:



Aggregate gross unrealized appreciation .........   $  609,513
Aggregate gross unrealized depreciation .........     (119,987)
                                                    ----------
Net unrealized appreciation .....................   $  489,526
                                                    ==========
Federal income tax cost of investments ..........   $4,356,327
                                                    ==========


At December 31, 1999, the Portfolio had loaned securities with a total value of $42,863, which was secured by collateral of $43,450.


For the period from January 1, 1999, to December 31, 1999 the Portfolio incurred approximately $8 and $11,855 as brokerage commissions with Donaldson, Lufkin & Jenrette Corp. and Lieber & Co., respectively, both affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $158,113 which expires in the year 2007.













                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/EVERGREEN FOUNDATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999


--------------------------------------------------------------------------------
                                               NUMBER                VALUE
                                              OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
BASIC MATERIALS (3.5%)
CHEMICALS (2.0%)
Air Products & Chemicals, Inc. ......            100           $    3,357
Dow Chemical Co. ....................            380               50,777
Du Pont (E.I.) de Nemours & Co. .....          1,490               98,154
Monsanto Co. ........................            700               24,937
                                                               ----------
                                                                  177,225
                                                               ----------
CHEMICALS--SPECIALTY (0.3%)
PPG Industries, Inc. ................            290               18,143
Praxair, Inc. .......................            200               10,063
                                                               ----------
                                                                   28,206
                                                               ----------
METALS & MINING (0.6%)
Alcoa, Inc. .........................            220               18,260
Minnesota Mining &
  Manufacturing Co. .................            400               39,150
                                                               ----------
                                                                   57,410
                                                               ----------
PAPER (0.4%)
International Paper Co. .............            420               23,704
Willamette Industries, Inc. .........            200                9,287
                                                               ----------
                                                                   32,991
                                                               ----------
STEEL (0.2%)
Nucor Corp. .........................            240               13,155
                                                               ----------
  TOTAL BASIC MATERIALS .............                             308,987
                                                               ----------
BUSINESS SERVICES (2.9%)
PRINTING, PUBLISHING,
  BROADCASTING (1.7%)
CBS Corp.* ..........................            300               19,181
Clear Channel Communications,
  Inc.* .............................            170               15,173
Cox Communications, Inc.,
  Class A* ..........................            430               22,145
Gannett Co., Inc. ...................            140               11,419
Time Warner, Inc. ...................          1,180               85,476
                                                               ----------
                                                                  153,394
                                                               ----------
PROFESSIONAL SERVICES (1.0%)
Automatic Data Processing, Inc.......            520               28,015
Computer Sciences Corp.* ............            320               30,280
First Data Corp. ....................            520               25,642
                                                               ----------
                                                                   83,937
                                                               ----------
TRUCKING, SHIPPING (0.2%)
United Parcel Service, Inc.
  Class B ...........................            250               17,250
                                                               ----------
  TOTAL BUSINESS SERVICES ...........                             254,581
                                                               ----------
CAPITAL GOODS (6.6%)
AEROSPACE (1.3%)
Boeing Co. ..........................            700               29,094
Honeywell International, Inc.* ......            882               50,880
United Technologies Corp. ...........            500               32,500
                                                               ----------
                                                                  112,474
                                                               ----------
BUILDING MATERIALS & FOREST
  PRODUCTS (0.6%)
Lowe's Cos., Inc. ...................            600               35,850
Weyerhaeuser Co. ....................            200               14,363
                                                               ----------
                                                                   50,213
                                                               ----------


--------------------------------------------------------------------------------
                                               NUMBER                VALUE
                                              OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT (4.3%)
Applied Power, Inc., Class A ........           400            $   14,700
Emerson Electric Co. ................           660                37,868
General Electric Co. ................         2,160               334,260
                                                               ----------
                                                                  386,828
                                                               ----------
MACHINERY (0.4%)
Caterpillar, Inc. ...................           210                 9,883
Deere & Co. .........................           100                 4,337
Illinois Tool Works, Inc. ...........           300                20,269
                                                               ----------
                                                                   34,489
                                                               ----------
  TOTAL CAPITAL GOODS ...............                             584,004
                                                               ----------
CONSUMER CYCLICALS (6.0%)
AUTO RELATED (0.0%)
Delphi Automotive Systems Corp. .....           300                 4,725
                                                               ----------
AUTOS & TRUCKS (1.3%)
DaimlerChrysler AG ..................           420                32,865
Ford Motor Co. ......................           690                36,872
General Motors Corp. ................           640                46,520
                                                               ----------
                                                                  116,257
                                                               ----------
HOUSEHOLD FURNITURE,
  APPLIANCES (0.2%)
Best Buy Co., Inc.* .................           320                16,060
                                                               ----------
LEISURE RELATED (0.6%)
Walt Disney Co. .....................         1,720                50,310
                                                               ----------
RETAIL--GENERAL (3.9%)
Bed Bath & Beyond, Inc.* ............           580                20,155
Costco Wholesale Corp.* .............           270                24,637
Dayton Hudson Corp. .................           200                14,688
Home Depot, Inc. ....................         1,635               112,100
Tandy Corp. .........................           240                11,805
Wal-Mart Stores, Inc. ...............         2,420               167,282
                                                               ----------
                                                                  350,667
                                                               ----------
  TOTAL CONSUMER CYCLICALS ..........                             538,019
                                                               ----------
CONSUMER NON-CYCLICALS (10.8%)
BEVERAGES (1.6%)
Anheuser-Busch Cos., Inc. ...........           450                31,894
Coca Cola Co. .......................         1,420                82,715
PepsiCo, Inc. .......................           840                29,610
                                                               ----------
                                                                  144,219
                                                               ----------
DRUGS (4.5%)
Abbott Laboratories .................         1,120                40,670
American Home Products Corp. ........           810                31,944
Bristol-Myers Squibb Co. ............           880                56,485
Lilly (Eli) & Co. ...................           800                53,200
Merck & Co., Inc. ...................         1,350                90,534
Pfizer, Inc. ........................         1,380                44,764
Pharmacia & Upjohn, Inc. ............           530                23,850
Schering-Plough Corp. ...............           770                32,484
Warner Lambert Co. ..................           360                29,498
                                                               ----------
                                                                  403,429
                                                               ----------
FOODS (0.8%)
Bestfoods ...........................           620                32,589
Campbell Soup Co. ...................           290                11,219
ConAgra, Inc. .......................           530                11,958
H.J. Heinz Co. ......................           170                 6,768
Kellogg Co. .........................           200                 6,163
                                                               ----------
                                                                   68,697
                                                               ----------

EQ ADVISORS TRUST
EQ/EVERGREEN FOUNDATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                             NUMBER                VALUE
                                            OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
HOSPITAL SUPPLIES & SERVICES (0.6%)
Baxter International, Inc. ........            190           $   11,934
Guidant Corp.* ....................            340               15,980
Medtronic, Inc. ...................            770               28,057
                                                             ----------
                                                                 55,971
                                                             ----------
RETAIL--FOOD (0.6%)
McDonald's Corp. ..................            920               37,087
Safeway, Inc.* ....................            350               12,447
                                                             ----------
                                                                 49,534
                                                             ----------
SOAPS & TOILETRIES (2.5%)
Colgate Palmolive Co. .............            280               18,200
Gillette Co. ......................            570               23,477
Johnson & Johnson .................            800               74,500
Kimberly Clark Corp. ..............            390               25,447
Procter & Gamble Co. ..............            750               82,172
                                                             ----------
                                                                223,796
                                                             ----------
TOBACCO (0.2%)
Philip Morris Cos., Inc. ..........            600               13,913
                                                             ----------
  TOTAL CONSUMER NON-CYCLICALS.....                             959,559
                                                             ----------
CREDIT SENSITIVE (11.6%)
BANKS (0.7%)
Bank of America Corp. .............            460               23,086
Chase Manhattan Corp. .............            160               12,430
FleetBoston Financial Corp. .......            499               17,379
Wells Fargo Co. ...................            350               14,153
                                                             ----------
                                                                 67,048
                                                             ----------
FINANCIAL SERVICES (3.0%)
American Express Co. ..............            560               93,100
Charles Schwab Corp. ..............            400               15,350
Citigroup, Inc. ...................            910               50,562
Goldman Sachs Group, Inc. .........            340               32,024
Merrill Lynch & Co. ...............            400               33,400
Morgan Stanley Dean Witter & Co.               310               44,252
                                                             ----------
                                                                268,688
                                                             ----------
INSURANCE (1.3%)
AFLAC, Inc. .......................            200                9,438
Allstate Corp. ....................            300                7,200
American International Group,
  Inc. ............................            850               91,906
Marsh & McLennan Cos. .............            100                9,569
                                                             ----------
                                                                118,113
                                                             ----------
MORTGAGE RELATED (1.1%)
Fannie Mae ........................          1,250               78,047
Freddie Mac .......................            370               17,413
                                                             ----------
                                                                 95,460
                                                             ----------
UTILITY--ELECTRIC (0.4%)
Duke Energy Corp. .................            200               10,025
Public Service Enterprise Group,
  Inc. ............................            100                3,481
ScottishPower plc (ADR) ...........            232                6,496
Southern Co. ......................            500               11,750
                                                             ----------
                                                                 31,752
                                                             ----------
UTILITY--GAS (0.2%)
KeySpan Corp. .....................            700               16,231
                                                             ----------


--------------------------------------------------------------------------------
                                           NUMBER                VALUE
                                          OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
UTILITY--TELEPHONE (4.9%)
AT&T Corp. ........................         2,030            $  103,022
Bell Atlantic Corp. ...............           880                54,175
GTE Corp. .........................           620                43,749
MCI WorldCom, Inc.* ...............         1,365                72,430
SBC Communications, Inc. ..........         1,970                96,038
Sprint Corp. (FON Group) ..........           930                62,601
                                                             ----------
                                                                432,015
                                                             ----------
  TOTAL CREDIT SENSITIVE ..........                           1,029,307
                                                             ----------
DIVERSIFIED (0.4%)
MISCELLANEOUS (0.4%)
Berkshire Hathaway, Inc., Class
  B* ..............................            10                18,300
Ralston-Purina Group ..............           170                 4,739
Tyco International Ltd. ...........           350                13,606
                                                             ----------
  TOTAL DIVERSIFIED ...............                              36,645
                                                             ----------
ENERGY (4.0%)
OIL--DOMESTIC (2.4%)
Atlantic Richfield Co. ............           300                25,950
Chevron Corp. .....................           520                45,045
Exxon Mobil Corp.* ................         1,794               144,529
                                                             ----------
                                                                215,524
                                                             ----------
OIL--INTERNATIONAL (0.7%)
BP Amoco plc (ADR) ................           550                32,622
Texaco, Inc. ......................           600                32,587
                                                             ----------
                                                                 65,209
                                                             ----------
OIL--SUPPLIES & CONSTRUCTION (0.6%)
Baker Hughes, Inc. ................           200                 4,213
Halliburton Co. ...................           450                18,112
Schlumberger Ltd. .................           500                28,125
Transocean Sedco Forex, Inc. ......            97                 3,268
                                                             ----------
                                                                 53,718
                                                             ----------
RAILROADS (0.3%)
Union Pacific Corp. ...............           560                24,430
                                                             ----------
  TOTAL ENERGY ....................                             358,881
                                                             ----------
TECHNOLOGY (26.6%)
COMPUTER HARDWARE (4.8%)
Cisco Systems, Inc.* ..............         1,920               205,680
Hewlett Packard Co. ...............           600                68,363
Sun Microsystems, Inc.* ...........         2,000               154,875
                                                             ----------
                                                                428,918
                                                             ----------
COMPUTER SOFTWARE (6.4%)
America Online, Inc.* .............         1,220                92,034
At Home Corp., Series A* ..........           340                14,578
BMC Software, Inc.* ...............           300                23,981
Computer Associates
  International, Inc. .............           460                32,171
Microsoft Corp.* ..................         2,870               335,072
Oracle Corp.* .....................           660                73,961
                                                             ----------
                                                                571,797
                                                             ----------
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (6.6%)
Alltel Corp. ......................           170                14,057
Corning, Inc. .....................           350                45,128
General Motors Corp., Class H*.....           320                30,720

EQ ADVISORS TRUST
EQ/EVERGREEN FOUNDATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


---------------------------------------------------------------
                                       NUMBER         VALUE
                                     OF SHARES      (NOTE 1)
---------------------------------------------------------------
Global Crossing Ltd.* ...........      2,330      $ 116,500
Lucent Technologies, Inc. .......      1,650        123,441
Motorola, Inc. ..................        300         44,175
Nortel Networks Corp. ...........      1,070        108,070
QUALCOMM, Inc.* .................        320         56,400
Qwest Communications
  International, Inc.* ..........        670         28,810
Vodafone AirTouch plc (ADR) .....        430         21,285
                                                  ---------
                                                    588,586
                                                  ---------
ELECTRONICS (3.0%)
Analog Devices, Inc.* ...........        420         39,060
Intel Corp. .....................      2,400        197,550
JDS Uniphase Corp.* .............        160         25,811
                                                  ---------
                                                    262,421
                                                  ---------
OFFICE EQUIPMENT (3.8%)
Compaq Computer Corp. ...........      1,500         40,594
Dell Computer Corp.* ............      2,350        119,850
EMC Corp.* ......................        560         61,180
International Business Machines
  Corp. .........................      1,000        108,000
Xerox Corp. .....................        200          4,537
                                                  ---------
                                                    334,161
                                                  ---------
WIRELESS TELECOMMUNICATION
  SERVICES (2.0%)
Ericsson Telecommunications,
  Class B (ADR) .................        400         26,275
Nokia Oyj (ADR) .................        550        104,500
Sprint Corp. (PCS Group)* .......        450         46,125
                                                  ---------
                                                    176,900
                                                  ---------
  TOTAL TECHNOLOGY ..............                 2,362,783
                                                  ---------
TOTAL COMMON STOCKS (72.4%)
  (Cost $5,686,136) .............                 6,432,766
                                                  ---------

--------------------------------------------------------------------------------
                                           PRINCIPAL        VALUE
                                            AMOUNT         (NOTE 1)
--------------------------------------------------------------------------------
LONG-TERM DEBT SECURITIES:
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (1.7%)
Lucent Technologies, Inc. 6.90%,
  7/15/01 ..............................   $150,000       $  150,561
                                                          ----------
U.S. GOVERNMENT (17.2%)
U.S. Treasury Bond
  6.25%, 8/15/23 .......................    100,000           94,313
U.S. Treasury Note
 5.50%, 5/15/09 ........................    500,000          465,781
 5.88%, 11/15/05 .......................    500,000          485,469
 6.13%, 8/15/07 ........................    500,000          487,344
                                                          ----------
                                                           1,532,907
                                                          ----------
U.S. GOVERNMENT AGENCIES (4.2%)
Federal National Mortgage
  Association
  5.13%, 2/13/04 .......................    400,000          375,311
                                                          ----------
TOTAL LONG-TERM DEBT SECURITIES (23.1%)
 (Cost $2,109,893)......................                   2,058,779
                                                          ----------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSITS (5.4%)
Chase Nassau,
  3.48%, 1/3/00
  (Amortized Cost $477,264) ............    477,264          477,264
                                                          ----------
TOTAL INVESTMENTS (100.9%)
  (Cost/Amortized Cost $8,273,293) .....                   8,968,809
OTHER ASSETS LESS LIABILITIES (-0.9%)                        (81,824)
                                                          ----------
NET ASSETS (100%) ......................                  $8,886,985
                                                          ==========

---------------------
*     Non-income producing.

      Glossary:
      ADR--American Depositary Receipt

EQ ADVISORS TRUST
EQ/EVERGREEN FOUNDATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999

--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 1999 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........   $10,286,854
U.S. Government securities .............................     2,200,235

NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     3,380,361
U.S. Government securities .............................       570,531


As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:


Aggregate gross unrealized appreciation..........    $  946,025
Aggregate gross unrealized depreciation..........      (250,943)
                                                     ----------
Net unrealized appreciation .....................    $  695,082
                                                     ==========
Federal income tax cost of investments ..........    $8,273,727
                                                     ==========


At December 31, 1999, the Portfolio had loaned securities with a total value of $1,785,061 which was secured by collateral valued at $1,819,204 of which $1,586,804 was in the form of U.S. Government securities.

For the period from January 1, 1999 to December 31, 1999, the Portfolio incurred approximately $13 and $12,443 as brokerage commissions with Donaldson, Lufkin & Jenrette Securities Corp., and Lieber & Co., respectively, both affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $272,820 which expires in the year 2007.












                       See Notes to Financial Statements.

EQ ADVISORS TRUST
JPM CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999

--------------------------------------------------------------------------------
                                             PRINCIPAL                VALUE
                                               AMOUNT                (NOTE 1)
--------------------------------------------------------------------------------
LONG-TERM DEBT SECURITIES:
BUSINESS SERVICES (0.5%)
ENVIRONMENTAL CONTROL (0.2%)
Lasmo USA, Inc.
  7.50%, 6/30/06 ...................        $   380,000        $     374,049
                                                               -------------
TRUCKING, SHIPPING (0.3%)
FedEx Corp.,
  Series 991C,
  8.25%, 1/15/19 ...................            380,000              379,525
                                                               -------------
 TOTAL BUSINESS SERVICES ...........                                 753,574
                                                               -------------
CAPITAL GOODS (0.8%)
AEROSPACE (0.8%)
Boeing Co.
  7.50%, 8/15/42 ...................          1,445,000            1,371,305
                                                               -------------
CONSUMER CYCLICALS (1.0%)
AUTOS & TRUCKS (0.3%)
Daimlerchrysler NA
  7.20%, 9/1/09 ....................            550,000              539,994
                                                               -------------
RETAIL--GENERAL (0.7%)
Federated Dept Stores
  8.50%, 6/15/03 ...................          1,000,000            1,031,111
                                                               -------------
  TOTAL CONSUMER CYCLICALS .........                               1,571,105
                                                               -------------
CONSUMER NON-CYCLICALS (0.2%)
HOSPITAL SUPPLIES & SERVICES (0.2%)
McKesson Corp.
  6.30%, 3/1/05 ....................            300,000              279,141
                                                               -------------
TOBACCO (0.0%)
Philip Morris Cos., Inc.
  6.15%, 3/15/00 ...................             30,000               29,975
                                                               -------------
 TOTAL CONSUMER NON-CYCLICALS                                        309,116
                                                               -------------
CREDIT SENSITIVE (99.3%)
ASSET BACKED (0.8%)
Sears Credit Account Master Trust,
 Series 95-5, Class A,
  6.05%, 1/16/08 ...................            700,000              681,996
The Money Store Home
  Equity Trust, Series 1997-D,
  Class AV2,
  6.49%, 10/15/26 ..................            570,000              563,944
                                                               -------------
                                                                   1,245,940
                                                               -------------
BANKS (1.1%)
Amsouth Bank of Alabama
  6.45%, 2/1/18 ....................          1,000,000              906,218
First Union Corp.
  8.13%, 6/24/02 ...................            750,000              765,675
                                                               -------------
                                                                   1,671,893
                                                               -------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS (8.1%)
First Union-Lehman Brothers,
  Series 97-C2, Class A3,
  6.65%, 11/18/29 ..................          2,500,000            2,385,550
Morgan Stanley Capital Corp.,
  Series 98-WF1, Class A1,
  6.25%, 7/15/07 ...................                381                  369
  Series 99-CAM1, Class A3,
  6.92%, 11/15/08 ..................          3,000,000            2,927,940


--------------------------------------------------------------------------------
                                             PRINCIPAL                VALUE
                                               AMOUNT                (NOTE 1)
--------------------------------------------------------------------------------
 Series 99-WF1, Class A2,
  6.21%, 9/15/08, ..................        $ 2,000,000        $   1,841,740
 Series 97-XL1, Class A1,
  6.59%, 10/3/30 ...................          3,277,043            3,198,525
Nationslink Funding Corp.,
  Series 98-2, Class A2,
  6.48%, 7/20/08 ...................          2,200,000            2,063,798
Ocwen Residential MBS Corp.,
  Series 98-R1, Class A1,
  4.00%, 10/25/30 + ................            201,321              194,747
                                                               -------------
                                                                  12,612,669
                                                               -------------
FINANCIAL SERVICES (13.6%)
Associates Corp. of North
  America
  5.88%, 7/15/02 ...................            400,000              389,620
  6.00%, 4/15/03 ...................            200,000              193,268
  6.95%, 11/1/18 ...................            355,000              328,607
Beneficial Corp., Series G,
  6.85%, 6/17/02 ...................            500,000              494,980
Chase Credit Card Master Trust,
  Series 97-2, Class A,
  6.30%, 4/15/03 ...................          4,800,000            4,795,680
CIT Group, Inc.
  5.92%, 11/8/02 ...................          2,000,000            1,934,894
  7.25%, 8/15/05 ...................          2,405,000            2,388,281
Ford Credit Auto Loan
  Master Trust,
  Series 96-1, Class A,
  5.50%, 2/15/03 ...................          1,520,000            1,499,366
Ford Motor Credit Co.
  6.63%, 6/30/03 ...................            150,000              147,548
  5.75%, 2/23/04 ...................          1,565,000            1,482,607
  7.38%, 10/28/09 ..................          2,000,000            1,974,366
General Motors Acceptance
  Corp.
  5.85%, 1/14/09 ...................          2,000,000            1,778,160
Household Finance Corp.
  5.88%, 2/1/09 ....................            710,000              628,222
John Deere Capital Corp.
  5.85%, 1/15/01 ...................            100,000               98,912
Keystone Financial Midatlantic
  Funding
  6.50%, 5/31/08 ...................            200,000              182,798
MBNA Master Credit Card
  Trust, Series 99-J, Class A,
  7.00%, 2/15/12 ...................          1,300,000            1,272,781
Nomura Asset Securities Corp.
  Series 98-D6, Class A1B,
  6.59%, 3/17/28 ...................            890,000              837,348
Toyota Motor Credit
  5.63%, 11/13/03 ..................          1,000,000              952,130
                                                               -------------
                                                                  21,379,568
                                                               -------------
FOREIGN GOVERNMENT (1.7%)
Quebec Province, Series NY,
  6.50%, 1/17/06 ...................            500,000              479,335
  7.50%, 9/15/29 ...................          2,225,000            2,153,844
                                                               -------------
                                                                   2,633,179
                                                               -------------

EQ ADVISORS TRUST
JPM CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999

--------------------------------------------------------------------------------
                                             PRINCIPAL                VALUE
                                               AMOUNT                (NOTE 1)
--------------------------------------------------------------------------------
U.S. GOVERNMENT (11.2%)
U.S. Treasury Bond
  8.88%, 2/15/19^ ...................      $  6,765,000         $  8,227,931
U.S. Treasury Note
  5.88%, 2/15/00^ ...................         2,500,000            2,501,562
  5.63%, 10/31/01 ...................         3,965,000            3,925,350
  6.00%, 8/15/04 ....................           500,000              492,188
  6.00%, 8/15/09 ....................         1,650,000            1,598,438
  6.75%, 8/15/26 ....................           785,000              788,434
  6.13%, 8/15/29 ....................            55,000               52,439
                                                                 ------------
                                                                  17,586,342
                                                                ------------
U.S. GOVERNMENT AGENCIES (59.5%)
Federal Home Loan Bank
  5.38%, 3/2/01 .....................          200,000               197,652
Federal Home Loan
  Mortgage Corporation
  5.13%, 10/15/08 ...................        1,440,000             1,258,645
Federal National Mortgage
  Assocation
  6.00%, 5/15/08 ....................        1,375,000             1,285,107
  6.63%, 9/15/09 ....................        2,185,000            2,119,778
  6.50%, 6/1/13 .....................            1,686                1,636
  6.00%, 8/1/13 .....................           80,765               76,668
  7.00%, 3/1/26 .....................           28,242               27,314
  7.00%, 4/1/27 .....................          491,783              475,627
  8.00%, 7/1/27 .....................           12,313               12,313
  8.00%, 8/1/27 .....................          958,536              958,536
  7.00%, 9/1/27 .....................           43,428               42,001
  8.00%, 9/1/27 .....................           19,660               19,660
  8.00%, 10/1/27 ....................           24,131               24,235
  8.00%, 11/1/27 ....................          134,706              134,706
  7.50%, 2/1/28 .....................           22,187               21,743
  6.50%, 3/1/28 .....................          226,429              213,424
  6.50%, 4/1/28 .....................          512,581              483,141
  6.50%, 7/1/28 .....................          303,213              285,798
  7.00%, 7/1/28 .....................        1,268,712            1,227,033
  7.50%, 7/1/28 .....................          475,963              470,978
  6.00%, 8/1/28 .....................          302,416              276,868
  6.50%, 8/1/28 .....................            5,767                5,436
  7.00%, 8/1/28 .....................          929,088              898,566
  6.16%, 8/7/28 .....................          600,000              520,675
  6.50%, 9/1/28 .....................        1,278,431            1,205,005
  6.00%, 10/1/28 ....................          825,707              755,952
  6.50%, 10/1/28 ....................        1,143,443            1,077,769
  7.00%, 10/1/28 ....................          377,335              364,939
  6.00%, 11/1/28 ....................          395,145              361,763
  7.00%, 11/1/28 ....................          343,156              331,883
  6.00%, 12/1/28 ....................          723,782              662,638
  6.50%, 12/1/28 ....................          904,378              852,434
  7.00%, 12/1/28 ....................           42,020               40,640
  6.00%, 1/1/29 .....................          347,932              318,539
  6.50%, 1/1/29 .....................        1,431,280            1,349,074
  7.00%, 1/1/29 .....................          299,532              289,692
  6.00%, 2/1/29 .....................          368,935              337,768
  6.50%, 2/1/29 .....................          936,659              882,862
  7.00%, 2/1/29 .....................           25,853               25,004
  6.50%, 3/1/29 .....................          196,428              185,146
  6.50%, 4/1/29 .....................          617,266              581,813
  6.00%, 5/1/29 .....................          386,870              354,188
  6.50%, 5/1/29 .....................            2,346                2,205
  6.00%, 6/1/29 .....................          507,430              464,563


--------------------------------------------------------------------------------
                                             PRINCIPAL                VALUE
                                               AMOUNT                (NOTE 1)
--------------------------------------------------------------------------------
  7.50%, 6/1/29 .....................      $   707.489         $    700,078
  6.50%, 7/1/29 .....................        1,103,099            1,036,913
  7.50%, 7/1/29 .....................          327,528              324,097
  7.00%, 8/1/29 .....................        3,966,441            3,807,783
  7.50%, 8/1/29 .....................        5,544,611            5,486,537
  8.00%, 8/1/29 .....................          853,905              853,905
  7.00%, 9/1/29 .....................        2,864,872            2,770,755
  7.50%, 9/1/29 .....................        5,771,900            5,711,383
  8.00%, 9/1/29 .....................        1,001,993            1,008,269
  7.00%, 10/1/29 ....................        4,903,169            4,734,413
  7.50%, 10/1/29 ....................        3,698,436            3,659,116
  8.00%, 10/1/29 ....................        1,132,133            1,133,564
  7.00%, 11/1/29 ....................          712,248              688,849
  7.50%, 11/1/29 ....................          772,838              764,144
  8.00%, 11/1/29 ....................        2,811,992            2,834,522
  6.00%, 1/1/30 .....................       11,065,000           10,127,927
  6.50%, 1/1/30 .....................        8,775,000            8,270,437
  7.50%, 1/1/30 .....................          750,000              741,796
  8.00%, 1/1/30 .....................        3,715,000            3,744,022
  7.00%, 10/1/30 ....................        7,690,000            7,428,063
Government National Mortgage
  Association
  8.00%, 8/15/27 ....................          255,921              258,667
  7.50%, 2/15/28 ....................           30,027               29,714
  7.00%, 5/15/28 ....................               30                   29
  7.50%, 5/15/28 ....................          399,634              395,471
  7.00%, 7/15/28 ....................              740                  715
  7.50%, 7/15/28 ....................          895,730              886,399
  6.50%, 8/15/28 ....................          468,863              438,237
  7.00%, 10/15/28 ...................           71,490               69,085
  6.50%, 12/15/28 ...................        3,995,544            3,753,314
                                                               ------------
                                                                 93,139,621
                                                               ------------
UTILITY--ELECTRIC (1.0%)
Detroit Edison, Series E,
  6.75%, 3/17/03 ....................          100,000               98,233
Kincaid Generation LLC
  7.33%, 6/15/20 + ..................          300,000              264,531
Texas Utilities Electric Co.
  6.25%, 10/1/04 ....................          200,000              191,604
  5.94%, 10/15/11 ...................        1,000,000              982,358
                                                               ------------
                                                                  1,536,726
                                                               ------------
UTILITY--GAS (0.9%)
Energen Corp.
  7.13%, 2/15/28 ....................        1,000,000              861,478
Ferellgas LP, Series A,
  6.99%, 8/1/05 .....................          500,000              485,000
Lakehead Pipe Line Co. LP
  7.13%, 10/1/28 ....................          150,000              125,157
                                                               ------------
                                                                  1,471,635
                                                               ------------
UTILITY--TELEPHONE (1.4%)
AT&T Corp.
  6.00%, 3/15/09 ....................        1,675,000            1,519,426
Century Telephone
  Enterprises, Inc.,
  Series E,
  6.15%, 1/15/05 ....................          100,000               94,091
Pacific Telecommunications,
  Series B, 6.63%, 10/20/05 .........          150,000              140,696

EQ ADVISORS TRUST
JPM CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999

--------------------------------------------------------------------------------
                                               PRINCIPAL                VALUE
                                                 AMOUNT                (NOTE 1)
--------------------------------------------------------------------------------
U.S. West Capital Funding, Inc.
  6.25%, 7/15/05 ......................   $    125,000           $    118,298
  6.88%, 7/15/28 ......................        400,000                350,578
                                                                 ------------
                                                                    2,223,089
                                                                 ------------
 TOTAL CREDIT SENSITIVE ..............                            155,500,662
                                                                 ------------
DIVERSIFIED (0.2%)
MISCELLANEOUS (0.2%)
United Utilities plc
  6.25%, 8/15/05 .....................         300,000                279,186
                                                                 ------------
ENERGY (3.3%)
OIL--DOMESTIC (2.5%)
Amerada Hess Corp.
  7.88%, 10/1/29 .....................         400,000                389,560
Conoco, Inc.
  5.90%, 4/15/04 .....................       2,000,000              1,909,340
Enron Corp. , Series NOV,
  6.95%, 7/15/28 .....................       1,090,000                948,572
Occidental Petroleum
  9.25%, 8/1/19 .......................        575,000                636,652
                                                                 ------------
                                                                    3,884,124
                                                                 ------------
OIL--INTERNATIONAL (0.3%)
PECO Energy Transition Trust,
  Series 99-A, Class A4,
  5.80%, 3/1/07 .......................        500,000                475,865
                                                                 ------------
RAILROADS (0.5%)
Burlington Northern Santa Fe,
  Series 96-B,
  6.96%, 3/22/09 ......................        440,953                430,335
Canadian National Railroad Co.
  6.45%, 7/15/06 ......................        400,000                368,192
                                                                 ------------
                                                                      798,527
                                                                 ------------
 TOTAL ENERGY ........................                              5,158,516
                                                                 ------------
TECHNOLOGY (2.0%)
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (2.0%)
Aerial Communications, Inc.,
  Zero Coupon, 2/1/08 + ..............        435,000                 205,152
Sprint Capital Corp.
  5.70%, 11/15/03 ....................      2,000,000               1,899,185
Tele-Communication, Inc.
  7.88%, 8/1/13 ......................      1,000,000               1,012,240
                                                                 ------------
 TOTAL TECHNOLOGY ....................                              3,116,577
                                                                 ------------


--------------------------------------------------------------------------------
                                            PRINCIPAL                VALUE
                                              AMOUNT                (NOTE 1)
--------------------------------------------------------------------------------
TOTAL LONG-TERM DEBT
  SECURITIES (107.3%)
  (Cost $172,510,552) ................                           $168,060,041
                                                                 ------------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSITS (0.0%)
Chase Nassau,
  3.48%, 1/3/00 ......................   $      1,206                   1,206
                                                                 ------------
U.S. GOVERNMENT (1.3%)
U.S. Treasury Bill
  3.00%, 1/6/00 ......................      2,000,000               1,999,377
                                                                 ------------
U.S. GOVERNMENT AGENCIES (9.8%)
Federal Home Loan
  Mortgage Corp.
  (Discount Note)
  1/3/00 .............................     15,317,000              15,315,599
                                                                 ------------
TOTAL SHORT-TERM DEBT
  SECURITIES (11.1%)
  (Amortized
  Cost $17,316,182) ..................                             17,316,182
                                                                 ------------
TOTAL INVESTMENTS (118.4%)
  (Cost/Amortized Cost
  $189,826,734).......................                            185,376,223
OTHER ASSETS
  LESS LIABILITIES (-18.4%) ..........                            (28,795,046)
                                                                 ------------
NET ASSETS (100%) ....................                           $156,581,177
                                                                 ============

---------------------
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1999, these securities amounted to $664,430 or 0.42% of net assets.

^ All, or a portion of securities held by broker as collateral for financial futures contracts.

EQ ADVISORS TRUST
JPM CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999


--------------------------------------------------------------------------------
At December 31, 1999, the Portfolio had the following futures contracts open:
(Note 1)


                                                                                               UNREALIZED
                            NO. OF      EXPIRATION        ORIGINAL           VALUE AT         APPRECIATION
SALES:                    CONTRACTS        DATE             VALUE            12/31/99        (DEPRECIATION)
------                    ---------        ----             -----            --------        --------------
US 5YR Note ..........        (91)     March '00       $  (9,036,053)     $  (8,919,959)      $  116,094
US 10YR Note .........       (128)     March '00         (12,520,166)       (12,270,000)         250,166

PURCHASES:
----------

US Long Bond .........         55      March '00           5,159,647          5,003,223         (156,424)
                                                                                              ----------
                                                                                              $  209,836
                                                                                              ==========

At December 31, 1999, the Portfolio had outstanding forward commitments as follows: (Note 1)


                                                            PROCEEDS ON        CURRENT        UNREALIZED
FORWARD SALES:                              PRINCIPAL      ORIGINAL DATE        VALUE        APPRECIATION
--------------                              ---------      -------------        -----        ------------
FNMA TBA (Jan.) 7.50%, 1/1/30 .........    $2,310,000        $2,292,314      $2,284,733        $ 7,581
FNMA TBA (Jan.) 8.00%, 1/1/30 .........     2,900,000         2,947,578       2,922,655         24,923
                                                                                               -------
                                                                                               $32,504
                                                                                               =======

Investment security transactions for the year ended December 31, 1999 were as follows:



COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $502,775,785
U.S. Government securities .............................     187,600,871
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     150,459,741
U.S. Government securities .............................     149,383,711


As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........    $    123,660
Aggregate gross unrealized depreciation .........      (4,654,199)
                                                     ------------
Net unrealized depreciation .....................    $ (4,530,539)
                                                     ============
Federal income tax cost of investments ..........    $189,906,762
                                                     ============

At December 31, 1999, the Portfolio had loaned securities with a total value of $19,115,404, which was secured by collateral valued at $19,519,974 of which $16,476,178 was in the form of U.S. Government securities.













                       See Notes to Financial Statements.

ED ADVISORS TRUST
LAZARD LARGE CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999


--------------------------------------------------------------------------------
                                            NUMBER                   VALUE
                                          OF SHARES                 (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
BASIC MATERIALS (5.8%)
CHEMICALS--SPECIALTY (1.2%)
PPG Industries, Inc. ....................   24,700                $  1,545,294
                                                                  ------------
METALS & MINING (3.0%)
Alcoa, Inc. .............................   24,600                   2,041,800
Minnesota Mining &
  Manufacturing Co. .....................   20,300                   1,986,862
                                                                  ------------
                                                                     4,028,662
                                                                  ------------
PAPER (1.6%)
International Paper Co. .................   38,200                   2,155,913
                                                                  ------------
  TOTAL BASIC MATERIALS .................                            7,729,869
                                                                  ------------
BUSINESS SERVICES (4.0%)
PRINTING, PUBLISHING,
  BROADCASTING (2.7%)
Gannett Co., Inc. .......................   17,800                   1,451,813
New York Times Co., Class A .............   43,300                   2,127,112
                                                                  ------------
                                                                     3,578,925
                                                                  ------------
PROFESSIONAL SERVICES (1.3%)
First Data Corp. ........................   35,400                   1,745,663
                                                                  ------------
  TOTAL BUSINESS SERVICES ...............                            5,324,588
                                                                  ------------
CAPITAL GOODS (8.1%)
AEROSPACE (5.8%)
Boeing Co. ..............................    5,500                     228,594
General Dynamics Corp. ..................   25,500                   1,345,125
Honeywell International, Inc.* ..........   38,500                   2,220,968
Textron, Inc. ...........................   17,200                   1,319,025
United Technologies Corp. ...............   39,500                   2,567,500
                                                                  ------------
                                                                     7,681,212
                                                                  ------------
BUILDING MATERIALS & FOREST
  PRODUCTS (0.9%)
Lowe's Cos., Inc. .......................   20,700                   1,236,825
                                                                  ------------
MACHINERY (1.4%)
Ingersoll Rand Co. ......................   35,200                   1,938,200
                                                                  ------------
  TOTAL CAPITAL GOODS ...................                           10,856,237
                                                                  ------------
CONSUMER CYCLICALS (7.6%)
AUTOS & TRUCKS (3.0%)
Ford Motor Co. ..........................   35,800                   1,913,063
General Motors Corp. ....................   28,400                   2,064,325
                                                                  ------------
                                                                     3,977,388
                                                                  ------------
PHOTO & OPTICAL (1.0%)
Eastman Kodak Co. .......................   21,100                   1,397,875
                                                                  ------------
RETAIL--GENERAL (3.6%)
Dayton Hudson Corp. .....................   20,500                   1,505,469
Federated Department Stores,
  Inc.* .................................   34,700                   1,754,519
Office Depot, Inc.* .....................   68,200                     745,937
TJX Cos., Inc. ..........................   36,800                     752,100
                                                                  ------------
                                                                     4,758,025
                                                                  ------------
  TOTAL CONSUMER CYCLICALS ..............                           10,133,288
                                                                  ------------
CONSUMER NON-CYCLICALS (22.1%)
BEVERAGES (3.4%)
Anheuser-Busch Cos., Inc. ...............   22,000                   1,559,250
Diageo PLC (ADR) ........................   23,791                     761,312
PepsiCo, Inc. ...........................   61,600                   2,171,400
                                                                  ------------
                                                                     4,491,962
                                                                  ------------


--------------------------------------------------------------------------------
                                             NUMBER                   VALUE
                                           OF SHARES                 (NOTE 1)
--------------------------------------------------------------------------------
DRUGS (8.4%)
Abbott Laboratories .....................   32,600                $  1,183,787
American Home Products Corp. ............   53,300                   2,102,019
Amgen, Inc.* ............................   21,600                   1,297,350
Bristol-Myers Squibb Co. ................   38,400                   2,464,800
Merck & Co., Inc. .......................   47,800                   3,205,587
Pharmacia & Upjohn, Inc. ................   22,900                   1,030,500
                                                                  ------------
                                                                    11,284,043
                                                                  ------------
FOODS (1.4%)
H.J. Heinz Co. ..........................   25,300                   1,007,256
Hershey Foods Corp. .....................   18,900                     897,750
                                                                  ------------
                                                                     1,905,006
                                                                  ------------
HOSPITAL SUPPLIES & SERVICES (1.0%)
Baxter International, Inc. ..............   20,700                   1,300,219
                                                                  ------------
RETAIL--FOOD (1.9%)
Albertson's, Inc. .......................   32,303                   1,041,772
McDonald's Corp. ........................   36,400                   1,467,375
                                                                  ------------
                                                                     2,509,147
                                                                  ------------
SOAPS & TOILETRIES (4.9%)
Gillette Co. ............................   27,700                   1,140,894
Kimberly Clark Corp. ....................   29,600                   1,931,400
Procter & Gamble Co. ....................   31,400                   3,440,262
                                                                  ------------
                                                                     6,512,556
                                                                  ------------
TOBACCO (1.1%)
Philip Morris Cos., Inc. ................   62,900                   1,458,494
                                                                  ------------
  TOTAL CONSUMER NON-CYCLICALS...........                           29,461,427
                                                                  ------------
CREDIT SENSITIVE (29.8%)
BANKS (8.5%)
Bank of America Corp. ...................   38,784                   1,946,472
Chase Manhattan Corp. ...................   43,800                   3,402,713
Comerica, Inc. ..........................    6,700                     312,806
First Union Corp. .......................   29,300                     961,406
FleetBoston Financial Corp. .............   43,900                   1,528,269
Washington Mutual, Inc. .................   43,100                   1,120,600
Wells Fargo Co. .........................   52,100                   2,106,794
                                                                  ------------
                                                                    11,379,060
                                                                  ------------
FINANCIAL SERVICES (5.5%)
Citigroup, Inc. .........................   58,850                   3,269,853
Mellon Financial Corp. ..................   49,600                   1,689,500
Morgan Stanley Dean Witter & Co.            16,200                   2,312,550
                                                                  ------------
                                                                     7,271,903
                                                                  ------------
INSURANCE (3.1%)
Aetna, Inc. .............................   29,300                   1,635,306
Allstate Corp. ..........................   44,800                   1,075,200
Hartford Financial Services
  Group, Inc. ...........................   29,400                   1,392,825
                                                                  ------------
                                                                     4,103,331
                                                                  ------------
MORTGAGE RELATED (1.8%)
Fannie Mae ..............................   39,500                   2,466,281
                                                                  ------------
UTILITY--ELECTRIC (2.1%)
Entergy Corp. ...........................   49,500                   1,274,625
FPL Group, Inc. .........................   17,300                     740,656
Southern Co. ............................   31,000                     728,500
                                                                  ------------
                                                                     2,743,781
                                                                  ------------

ED ADVISORS TRUST
LAZARD LARGE CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


------------------------------------------------------------------
                                        NUMBER          VALUE
                                      OF SHARES        (NOTE 1)
------------------------------------------------------------------
UTILITY--TELEPHONE (8.8%)
AT&T Corp. .......................   73,150        $  3,712,363
Bell Atlantic Corp. ..............   66,500           4,093,906
SBC Communications, Inc. .........   81,561           3,976,089
                                                   ------------
                                                     11,782,358
                                                   ------------
  TOTAL CREDIT SENSITIVE .........                   39,746,714
                                                   ------------
DIVERSIFIED (1.3%)
MISCELLANEOUS (1.3%)
Ralston-Purina Group .............   28,800             802,800
Unilever N.V. ....................   18,035             981,780
                                                   ------------
  TOTAL DIVERSIFIED ..............                    1,784,580
                                                   ------------
ENERGY (4.6%)
OIL--DOMESTIC (3.8%)
Chevron Corp. ....................   19,600           1,697,850
Exxon Mobil Corp.* ...............   22,722           1,830,541
Texaco, Inc. .....................   28,600           1,553,338
                                                   ------------
                                                      5,081,729
                                                   ------------
OIL--INTERNATIONAL (0.8%)
Conoco, Inc., Class B ............   44,742           1,112,957
                                                   ------------
  TOTAL ENERGY ...................                    6,194,686
                                                   ------------
TECHNOLOGY (11.8%)
COMPUTER HARDWARE (1.2%)
Hewlett Packard Co. ..............   13,900           1,583,731
                                                   ------------
COMPUTER SOFTWARE (1.3%)
Oracle Corp.* ....................   16,200           1,815,413
                                                   ------------
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (2.9%)
Alcatel (ADR) ....................   39,600           1,782,000
Motorola, Inc. ...................   14,000           2,061,500
                                                   ------------
                                                      3,843,500
                                                   ------------
ELECTRONICS (3.7%)
3Com Corp.* ......................   40,800           1,917,600
Intel Corp. ......................   24,500           2,016,656
Texas Instruments, Inc. ..........    9,800             949,375
                                                   ------------
                                                      4,883,631
                                                   ------------
OFFICE EQUIPMENT (2.7%)
Compaq Computer Corp. ............   45,500           1,231,344
International Business Machines
  Corp. ..........................   15,300           1,652,400
Xerox Corp. ......................   33,800             766,837
                                                   ------------
                                                      3,650,581
                                                   ------------
  TOTAL TECHNOLOGY ...............                   15,776,856
                                                   ------------
TOTAL COMMON STOCKS (95.1%)
  (Cost $120,878,757) ............                  127,008,245
                                                   ------------


------------------------------------------------------------------
                                      PRINCIPAL         VALUE
                                       AMOUNT          (NOTE 1)
------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSITS (0.0%)
Chase Nassau
  3.48%, 1/03/00 ................  $    4,698      $      4,698
                                                   ------------
U.S. GOVERNMENT (4.6%)
U.S. Treasury Bill,
  1/27/00 .......................   3,615,000         3,603,675
U.S. Treasury Bill,
  3/23/00 .......................   2,550,000         2,521,269
                                                   ------------
  TOTAL U.S. GOVERNMENT .........                     6,124,944
                                                   ------------
TOTAL SHORT-TERM DEBT
  SECURITIES (4.6%)
  (Amortized Cost $6,129,642)                         6,129,642
                                                   ------------
TOTAL INVESTMENTS (99.7%)
  (Cost/Amortized Cost $127,008,399)                133,137,887
OTHER ASSETS LESS LIABILITIES (0.3%)                    365,281
                                                   ------------
NET ASSETS (100%) ...............                  $133,503,168
                                                   ============

---------------------
*     Non-income producing.

      Glossary:
      ADR--American Depositary Receipt

ED ADVISORS TRUST
LAZARD LARGE CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999


--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 1999 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities ..........   $86,237,885
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities ..........    32,245,394


As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:


Aggregate gross unrealized appreciation..........    $  17,068,388
Aggregate gross unrealized depreciation..........      (10,956,168)
                                                     -------------
Net unrealized appreciation .....................    $   6,112,220
                                                     =============
Federal income tax cost of investments ..........    $ 127,025,667
                                                     =============

At December 31, 1999, the Portfolio had loaned securities with a total value $3,809,242 which was secured by collateral of $3,883,830.


The Portfolio utilized net capital loss carryforwards of $475,091 during 1999.




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
LAZARD SMALL CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999


--------------------------------------------------------------------------------
                                           NUMBER                 VALUE
                                         OF SHARES               (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
BASIC MATERIALS (4.4%)
CHEMICALS--SPECIALTY (2.6%)
A. Schulman, Inc. .....................   18,600                 $  303,413
Ferro Corp. ...........................   32,200                    708,400
H.B. Fuller Co. .......................   15,100                    844,656
                                                                 ----------
                                                                  1,856,469
                                                                 ----------
PAPER (1.8%)
Chesapeake Corp. ......................   21,800                    664,900
Wausau-Mosinee Paper Corp. ............   56,800                    663,850
                                                                 ----------
                                                                  1,328,750
                                                                 ----------
  TOTAL BASIC MATERIALS ...............                           3,185,219
                                                                 ----------
BUSINESS SERVICES (11.6%)
PRINTING, PUBLISHING, BROADCASTING (5.0%)
Banta Corp. ...........................   35,100                    791,944
Bowne & Co. ...........................   55,200                    745,200
Houghton Mifflin Co. ..................   16,000                    675,000
Mail-Well, Inc.* ......................   45,700                    616,950
Pulitzer, Inc. ........................   10,600                    427,312
R.H. Donnelly Corp.* ..................   20,100                    379,387
                                                                 ----------
                                                                  3,635,793
                                                                 ----------
PROFESSIONAL SERVICES (4.9%)
AC Nielson Corp.* .....................   38,500                    948,062
CDI Corp.* ............................   17,300                    417,363
Electronics for Imaging, Inc. .........    9,100                    528,938
Gartner Group, Inc., Class A ..........   21,300                    324,825
InaCom Corp.* .........................   47,700                    348,806
Interim Services, Inc.* ...............   24,800                    613,800
Pittston Brink's Group ................   17,000                    374,000
                                                                 ----------
                                                                  3,555,794
                                                                 ----------
TRUCKING, SHIPPING (1.7%)
CNF Transportation, Inc. ..............   26,700                    921,150
Pittston BAX Group ....................   29,000                    308,125
                                                                 ----------
                                                                  1,229,275
                                                                 ----------
  TOTAL BUSINESS SERVICES .............                           8,420,862
                                                                 ----------
CAPITAL GOODS (15.6%)
AEROSPACE (1.6%)
AAR Corp. .............................   23,900                    428,706
Cordant Technologies, Inc. ............   21,800                    719,400
                                                                 ----------
                                                                  1,148,106
                                                                 ----------
BUILDING & CONSTRUCTION (2.4%)
Dycom Industries, Inc.* ...............    3,200                    141,000
Granite Construction, Inc. ............   14,200                    261,812
Toll Brothers, Inc. ...................   42,600                    793,425
Watts Industries, Inc., Class A .......   36,600                    539,850
                                                                 ----------
                                                                  1,736,087
                                                                 ----------
BUILDING MATERIALS & FOREST PRODUCTS (3.6%)
Apogee Enterprises, Inc. ..............   41,000                    207,562
Circor International, Inc.* ...........   18,300                    188,719
Crane Co. .............................   23,250                    462,094
Hughes Supply, Inc. ...................   19,500                    420,469
Hussmann International, Inc. ..........   32,000                    482,000
Huttig Building Products, Inc.* .......    5,167                     25,510
Martin Marietta Materials, Inc. .......   19,900                    815,900
                                                                 ----------
                                                                  2,602,254
                                                                 ----------


--------------------------------------------------------------------------------
                                           NUMBER                 VALUE
                                         OF SHARES               (NOTE 1)
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT (5.7%)
Applied Power, Inc., Class A ..........   15,900                 $  584,325
Belden, Inc. ..........................   18,600                    390,600
Credence Systems Corp.* ...............    4,900                    423,850
Harman International Industries,
  Inc. ................................   21,500                  1,206,687
Lam Research Corp.* ...................    3,200                    357,000
Mentor Graphics Corp.* ................   51,800                    683,113
Sensormatics Electronics Corp.* .......   30,100                    524,869
                                                                 ----------
                                                                  4,170,444
                                                                 ----------
MACHINERY (2.3%)
Briggs & Stratton Corp. ...............    4,200                    225,225
JLG Industries, Inc. ..................   50,600                    803,275
Regal-Beloit Corp. ....................   29,900                    616,688
                                                                 ----------
                                                                  1,645,188
                                                                 ----------
  TOTAL CAPITAL GOODS .................                          11,302,079
                                                                 ----------
CONSUMER CYCLICALS (15.7%)
AIRLINES (0.3%)
Aviation Sales Co.* ...................   11,200                    184,800
                                                                 ----------
APPAREL & TEXTILES (1.5%)
Interface, Inc. .......................   54,000                    310,500
Nautica Enterprises, Inc.* ............   17,500                    197,969
Talbots, Inc. .........................    8,900                    397,162
Wet Seal, Inc., Class A ...............   16,400                    200,900
                                                                 ----------
                                                                  1,106,531
                                                                 ----------
AUTO RELATED (3.6%)
Borg-Warner Automotive, Inc. ..........   13,500                    546,750
Dura Automotive Systems, Inc.*            11,000                    191,813
Mark IV Industries, Inc. ..............   24,200                    428,038
Pennzoil-Quaker State Co. .............   81,100                    826,206
Tower Automotive, Inc.* ...............   40,200                    620,587
                                                                 ----------
                                                                  2,613,394
                                                                 ----------
FOOD SERVICES, LODGING (1.2%)
Lone Star Steakhouse & Saloon,
  Inc. ................................   26,600                    237,322
Prime Hospitality Corp.* ..............   57,000                    502,313
Ryan's Family Steak Houses, Inc.          19,700                    167,450
                                                                 ----------
                                                                    907,085
                                                                 ----------
HOUSEHOLD FURNITURE,
  APPLIANCES (3.4%)
Basset Furniture Industries, Inc. .....   22,800                    364,800
Ethan Allen Interiors, Inc. ...........   18,200                    583,537
Furniture Brands International,
  Inc. ................................   48,300                  1,062,600
Pier 1 Imports, Inc. ..................   69,600                    443,700
                                                                 ----------
                                                                  2,454,637
                                                                 ----------
LEISURE RELATED (0.7%)
Polaris Industries, Inc. ..............   14,400                    522,000
                                                                 ----------
PHOTO & OPTICAL (0.7%)
Polaroid Corp. ........................   28,600                    538,038
                                                                 ----------
RETAIL--GENERAL (4.3%)
Borders Group, Inc.* ..................   62,600                  1,005,512
Casey's General Stores, Inc. ..........   46,900                    489,519
CompUSA, Inc.* ........................   73,200                    375,150

EQ ADVISORS TRUST
LAZARD SMALL CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999

--------------------------------------------------------------------------------
                                          NUMBER                 VALUE
                                        OF SHARES               (NOTE 1)
--------------------------------------------------------------------------------
Men's Wearhouse, Inc.* ................  19,400                 $  569,875
Venator Group, Inc.* ..................  93,100                    651,700
                                                                ----------
                                                                 3,091,756
                                                                ----------
  TOTAL CONSUMER CYCLICALS ............                         11,418,241
                                                                ----------
CONSUMER NON-CYCLICALS (13.4%)
BEVERAGES (1.0%)
Whitman Corp. .........................  53,800                    722,937
                                                                ----------
CONTAINERS (0.7%)
American National Can Group,
  Inc. ................................  36,100                    469,300
                                                                ----------
DRUGS (1.5%)
AmeriSource Health Corp.,
  Class A* ............................  47,500                    721,406
Perrigo Co.* ..........................  17,900                    143,200
West Pharmaceutical Services ..........   8,294                    256,596
                                                                ----------
                                                                 1,121,202
                                                                ----------
FOODS (3.0%)
American Italian Pasta Co.* ...........  31,000                    953,250
Aurora Foods, Inc.* ...................  37,500                    349,219
Lance, Inc. ...........................  12,200                    122,000
Ralcorp Holdings, Inc. ................  38,100                    759,618
                                                                ----------
                                                                 2,184,087
                                                                ----------
HOSPITAL SUPPLIES & SERVICES (4.5%)
Apria Healthcare Group, Inc.* .........  50,200                    900,462
DENTSPLY International, Inc. ..........  25,100                    592,988
Ivacare Corp. .........................  38,600                    774,412
Sierra Health Services, Inc. ..........   3,950                     26,416
Sunrise Medical, Inc. .................  20,200                    124,988
Varian Medical Systems, Inc. ..........  28,800                    858,600
                                                                ----------
                                                                 3,277,866
                                                                ----------
RETAIL--FOOD (2.7%)
Flowers Industries, Inc. ..............  51,000                    812,812
Great Atlantic & Pacific Tea Co.,
  Inc. ................................  27,300                    760,988
Ruddick Corp. .........................  23,000                    356,500
                                                                ----------
                                                                 1,930,300
                                                                ----------
  TOTAL CONSUMER NON-CYCLICALS                                   9,705,692
                                                                ----------
CREDIT SENSITIVE (16.5%)
BANKS (3.4%)
Chittenden Corp. ......................  16,800                    497,700
Hudson United Bancorp .................  25,148                    642,846
Southwest Bancorporation of
  Texas, Inc. .........................  33,700                    667,681
Staten Island Bancorp, Inc. ...........  35,200                    633,600
                                                                ----------
                                                                 2,441,827
                                                                ----------
FINANCIAL SERVICES (1.7%)
Astoria Financial Corp. ...............  19,200                    584,400
Enhance Financial Services
  Group, Inc. .........................  41,100                    667,875
                                                                ----------
                                                                 1,252,275
                                                                ----------
INSURANCE (4.9%)
Arthur J. Gallagher & Co. .............  15,000                    971,250
E. W. Blanch Holdings, Inc. ...........  14,000                    857,500


--------------------------------------------------------------------------------
                                          NUMBER                 VALUE
                                        OF SHARES               (NOTE 1)
--------------------------------------------------------------------------------
Everest Reinsurance Holdings,
  Inc. ................................  28,400                 $  633,675
HCC Insurance Holdings, Inc. ..........  19,500                    257,156
Radian Group, Inc. ....................  17,259                    824,118
                                                                ----------
                                                                 3,543,699
                                                                ----------
REAL ESTATE (5.0%)
Catellus Development Corp.* ...........  51,700                    662,406
Chateau Communities, Inc. .............  18,400                    477,250
Chelsea GCA Realty, Inc. ..............  10,200                    303,450
FelCor Lodging Trust, Inc. ............  30,000                    525,000
Glenborough Realty Trust, Inc. ........  30,200                    403,925
JDN Realty Corp. ......................  24,000                    387,000
Kilroy Realty Corp. ...................  22,100                    486,200
Mack-Cali Realty Corp. ................  16,100                    419,606
                                                                ----------
                                                                 3,664,837
                                                                ----------
UTILITY--ELECTRIC (0.9%)
Avista Corp. ..........................  41,300                    637,569
                                                                ----------
UTILITY--TELEPHONE (0.6%)
Sierra Pacific Resources ..............  26,352                    456,219
                                                                ----------
  TOTAL CREDIT SENSITIVE ..............                         11,996,426
                                                                ----------
DIVERSIFIED (1.7%)
MISCELLANEOUS (1.7%)
Federal Signal Corp. ..................  32,000                    514,000
Roper Industries, Inc. ................  20,200                    763,814
                                                                ----------
  TOTAL DIVERSIFIED ...................                          1,277,814
                                                                ----------
ENERGY (4.4%)
COAL & GAS PIPELINES (0.3%)
Consol Energy, Inc. ...................  21,200                    214,650
                                                                ----------
OIL--DOMESTIC (1.9%)
Barrett Resources Corp.* ..............  32,600                    959,662
Kaufman and Broad Home Corp.             16,600                    401,513
                                                                ----------
                                                                 1,361,175
                                                                ----------
OIL--INTERNATIONAL (1.0%)
Devon Energy Corp. ....................  21,900                    719,962
                                                                ----------
OIL--SUPPLIES & CONSTRUCTION (1.2%)
Helmerich & Payne, Inc. ...............  40,700                    887,769
                                                                ----------
  TOTAL ENERGY ........................                          3,183,556
                                                                ----------
TECHNOLOGY (11.9%)
COMPUTER HARDWARE (1.6%)
Quantum Corp.--Hard Disk
  Drive Group* ........................  94,500                    655,594
Storage Technology Corp.* .............  27,000                    497,812
                                                                ----------
                                                                 1,153,406
                                                                ----------
COMPUTER SOFTWARE (0.9%)
American Management Systems,
  Inc.* ...............................  21,700                    680,838
                                                                ----------
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (1.6%)
Allen Telecom, Inc.* ..................  34,000                    393,125
KEMET Corp.* ..........................  16,400                    739,025
                                                                ----------
                                                                 1,132,150
                                                                ----------

EQ ADVISORS TRUST
LAZARD SMALL CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999

--------------------------------------------------------------------------------
                                          NUMBER           VALUE
                                        OF SHARES         (NOTE 1)
--------------------------------------------------------------------------------
ELECTRONICS (4.6%)
Anixter International, Inc.* .........   42,800         $   882,750
Oak Industries, Inc. .................   11,900           1,262,887
Tektronix, Inc. ......................   31,100           1,209,017
                                                        -----------
                                                          3,354,654
                                                        -----------
OFFICE EQUIPMENT (2.0%)
Bell & Howell Co.* ...................   24,700             785,768
United Stationers, Inc.* .............   23,500             671,219
                                                        -----------
                                                          1,456,987
                                                        -----------
OFFICE EQUIPMENT SERVICES (1.2%)
Acxiom Corp.* ........................   23,500             564,000
Standard Register Co. ................   14,100             273,187
                                                        -----------
                                                            837,187
                                                        -----------
  TOTAL TECHNOLOGY ...................                    8,615,222
                                                        -----------
TOTAL COMMON STOCKS (95.2%)
  (Cost $69,900,434) .................                   69,105,111
                                                        -----------
--------------------------------------------------------------------------------
                                        PRINCIPAL          VALUE
                                          AMOUNT         (NOTE 1)
--------------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSITS (0.0%)
Chase Nassau
  3.48%, 1/3/00 .......................   $    3,112       $     3,112
                                                           -----------
U.S. GOVERNMENT (4.7%)
U.S. Treasury Bill,
  1/27/00 .............................    1,755,000         1,749,502
  3/23/00 .............................    1,685,000         1,665,275
                                                           -----------
  TOTAL U.S. GOVERNMENT ...............                      3,414,777
                                                           -----------
TOTAL SHORT-TERM DEBT SECURITIES (4.7%)
  (Amortized Cost $3,416,980) .........                      3,417,889
                                                           -----------
TOTAL INVESTMENTS (99.9%)
  (Cost/Amortized Cost
     $73,318,323) .....................                     72,523,000
OTHER ASSETS
  LESS LIABILITIES (0.1%) .............                         84,063
                                                           -----------
NET ASSETS (100%) .....................                    $72,607,063
                                                           ===========

----------
* Non-income producing.

--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 1999 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $47,879,943

NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     27,273,102


As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........    $  7,762,212
Aggregate gross unrealized depreciation .........      (8,632,838)
                                                     ------------
Net unrealized depreciation .....................    $   (870,626)
                                                     ============
Federal income tax cost of investments ..........    $ 73,393,626
                                                     ============



At December 31, 1999, the Portfolio had loaned securities with a total value of $4,113,435 which was secured by collateral of $4,231,870.

The Portfolio utilized net capital loss carryforwards of $597,372 during 1999.















                       See Notes to Financial Statements.

EQ ADVISORS TRUST
MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999

--------------------------------------------------------------------------------
                                                NUMBER OF             VALUE
                                                 SHARES              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
BASIC MATERIALS (7.5%)
CHEMICALS (3.6%)
Du Pont (E.I.) de Nemours &
  Co. .......................................    80,000           $  5,270,000
Hercules, Inc. ..............................   200,000              5,575,000
                                                                  ------------
                                                                    10,845,000
                                                                  ------------
METALS & MINING (2.5%)
Newmont Mining Corp. ........................   125,000              3,062,500
Potash Corp. of Saskatchewan,
  Inc. ......................................    90,000              4,336,875
                                                                  ------------
                                                                     7,399,375
                                                                  ------------
PAPER (1.4%)
Champion International Corp. ................    70,000              4,335,625
                                                                  ------------
  TOTAL BASIC MATERIALS .....................                       22,580,000
                                                                  ------------
BUSINESS SERVICES (2.3%)
PRINTING, PUBLISHING, BROADCASTING (2.3%)
Knight Ridder, Inc. .........................   115,000              6,842,500
                                                                  ------------
CAPITAL GOODS (11.1%)
AEROSPACE (4.3%)
Boeing Co. ..................................   100,000              4,156,250
Lockheed Martin Corp. .......................   200,000              4,375,000
Northrop Grumman Corp. ......................    80,000              4,325,000
                                                                  ------------
                                                                    12,856,250
                                                                  ------------
ELECTRICAL EQUIPMENT (5.5%)
Eaton Corp. .................................    60,000              4,357,500
Emerson Electric Co. ........................    80,000              4,590,000
Thomas & Betts Corp. ........................   245,000              7,809,375
                                                                  ------------
                                                                    16,756,875
                                                                  ------------
MACHINERY (1.3%)
Deere & Co. .................................    90,000              3,903,750
                                                                  ------------
  TOTAL CAPITAL GOODS .......................                       33,516,875
                                                                  ------------
CONSUMER CYCLICALS (2.8%)
AUTO RELATED (1.3%)
Delphi Automotive Systems
  Corp. .....................................   250,001              3,937,513
                                                                  ------------
AUTOS & TRUCKS (1.5%)
General Motors Corp. ........................    60,000              4,361,250
                                                                  ------------
  TOTAL CONSUMER CYCLICALS ..................                        8,298,763
                                                                  ------------
CONSUMER NON-CYCLICALS (11.1%)
BEVERAGES (1.1%)
Seagram Ltd. ................................    75,000              3,370,313
                                                                  ------------
CONTAINERS (2.6%)
Crown Cork & Seal Co., Inc. .................   350,000              7,831,250
                                                                  ------------
DRUGS (0.3%)
American Home Products Corp..................    19,400                765,088
                                                                  ------------
FOODS (2.9%)
General Mills, Inc. .........................   120,000              4,290,000
Sara Lee Corp. ..............................   200,000              4,412,500
                                                                  ------------
                                                                     8,702,500
                                                                  ------------
HOSPITAL SUPPLIES & SERVICES (3.0%)
Becton, Dickinson and Co. ...................   100,000              2,675,000
Columbia/HCA Healthcare
  Corp. .....................................   215,000              6,302,187
                                                                  ------------
                                                                     8,977,187
                                                                  ------------
TOBACCO (1.2%)
Philip Morris Cos., Inc. ....................   155,000              3,594,062
                                                                  ------------
  TOTAL CONSUMER NON-CYCLICALS...............                       33,240,400
                                                                  ------------


--------------------------------------------------------------------------------
                                                NUMBER OF             VALUE
                                                 SHARES              (NOTE 1)
--------------------------------------------------------------------------------
CREDIT SENSITIVE (27.3%)
BANKS (8.0%)
Bank of Tokyo-Mitsubishi Ltd.
  (ADR) .....................................   200,000          $  2,787,500
Bank One Corp. ..............................   210,000             6,733,125
Chase Manhattan Corp. .......................    55,000             4,272,813
First Union Corp. ...........................   150,000             4,921,875
National City Corp. .........................   225,000             5,329,687
                                                                 ------------
                                                                   24,045,000
                                                                 ------------
FINANCIAL SERVICES (4.4%)
Associates First Capital Corp.
  Class A ...................................   160,000             4,390,000
CIT Group, Inc., Class A ....................   220,000             4,647,500
Mellon Financial Corp. ......................   120,000             4,087,500
                                                                 ------------
                                                                   13,125,000
                                                                 ------------
INSURANCE (8.8%)
Ace Ltd. ....................................   370,000             6,174,375
Allstate Corp. ..............................   250,000             6,000,000
American National Insurance .................    60,000             3,825,000
St. Paul Cos. ...............................   210,000             7,074,375
UnumProvident Corp. .........................   104,000             3,334,500
                                                                 ------------
                                                                   26,408,250
                                                                 ------------
REAL ESTATE (1.1%)
Simon Property Group, Inc. ..................   150,000             3,440,625
                                                                 ------------
UTILITY--ELECTRIC (1.0%)
CINergy Corp. ...............................   125,000             3,015,625
                                                                 ------------
UTILITY--TELEPHONE (4.0%)
AT&T Corp. ..................................    90,000             4,567,500
GTE Corp. ...................................    65,000             4,586,562
SBC Communications, Inc. ....................    60,000             2,925,000
                                                                 ------------
                                                                   12,079,062
                                                                 ------------
  TOTAL CREDIT SENSITIVE ....................                      82,113,562
                                                                 ------------
ENERGY (9.8%)
OIL--DOMESTIC (2.7%)
Burlington Resources, Inc. ..................   160,000             5,290,000
Sunoco, Inc. ................................   125,000             2,937,500
                                                                 ------------
                                                                    8,227,500
                                                                 ------------
OIL--SUPPLIES & CONSTRUCTION (7.1%)
Diamond Offshore Drilling, Inc...............   190,000             5,806,875
Halliburton Co. .............................   100,000             4,025,000
Rowan Co., Inc.* ............................   190,000             4,120,625
Unocal Corp. ................................   215,000             7,215,938
                                                                 ------------
                                                                   21,168,438
                                                                 ------------
  TOTAL ENERGY ..............................                      29,395,938
                                                                 ------------
TECHNOLOGY (19.3%)
COMPUTER HARDWARE (1.9%)
Hewlett Packard Co. .........................    50,000             5,696,875
                                                                 ------------
COMPUTER SOFTWARE (2.4%)
Novell, Inc.* ...............................   180,000             7,166,250
                                                                 ------------
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (1.8%)
Alcatel S.A. (ADR) ..........................   120,000             5,400,000
                                                                 ------------
ELECTRONICS (6.2%)
3Com Corp.* .................................    67,800             3,186,600
Integrated Device Technology,
  Inc.* .....................................   190,000             5,510,000
Motorola, Inc. ..............................    40,000             5,890,000
Koninklijke (Royal) Philips
  Electronics N.V. (N.Y. Shares).............    30,000             4,050,000
                                                                 ------------
                                                                   18,636,600
                                                                 ------------

EQ ADVISORS TRUST
MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999


------------------------------------------------------------------
                                       NUMBER OF        VALUE
                                        SHARES         (NOTE 1)
------------------------------------------------------------------
OFFICE EQUIPMENT (6.2%)
Compaq Computer Corp. .............    250,000      $  6,765,625
International Business Machines
  Corp. ...........................     60,000         6,480,000
Scitex Corp., Ltd. (ADR)* .........    375,000         5,460,937
                                                    ------------
                                                      18,706,562
                                                    ------------
OFFICE EQUIPMENT SERVICES (0.8%)
Unisys Corp.* .....................     75,000         2,395,313
                                                    ------------
  TOTAL TECHNOLOGY ................                   58,001,600
                                                    ------------
TOTAL COMMON STOCKS (91.2%)
  (Cost $265,732,711)..............                  273,989,638
                                                    ------------



------------------------------------------------------------------
                                       PRINCIPAL        VALUE
                                        AMOUNT         (NOTE 1)
------------------------------------------------------------------
SHORT-TERM DEBT
  SECURITIES:
TIME DEPOSITS (0.0%)
Chase Nassau,
  3.48%, 1/3/00 ...................  $       364   $        364
                                                   ------------
U.S. GOVERNMENT AGENCIES (8.4%)
Federal Home Loan Bank
  (Discount Note), 1/3/00 .........   25,179,000     25,176,902
                                                   ------------
TOTAL SHORT-TERM
  DEBT SECURITIES (8.4%)
  (Amortized Cost $25,177,266).....                  25,177,266
                                                   ------------
TOTAL INVESTMENTS (99.6%)
  (Cost/Amortized Cost
  $290,909,977)....................                 299,166,904
OTHER ASSETS
  LESS LIABILITIES (0.4%) .........                   1,299,701
                                                   ------------
NET ASSETS (100%) .................                $300,466,605
                                                   ============

----------

*    Non-income producing.
     Glossary:
     ADR--American Depositary Receipt.
--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 1999 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $246,217,181
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     144,701,035


As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........    $  34,421,472
Aggregate gross unrealized depreciation .........      (26,211,705)
                                                     -------------
Net unrealized appreciation .....................    $   8,209,767
                                                     =============
Federal income tax cost of investments ..........    $ 290,957,137
                                                     =============

At December 31, 1999, the Portfolio had loaned securities with a total value of $7,969,677, which was secured by collateral of $8,102,900.



For the period from January 1, 1999 to December 31, 1999, the Portfolio incurred approximately $19,906 and $21,572 as brokerage commissions with Donaldson, Lufkin & Jenrette Corp. and Merrill Lynch & Co., respectively, both affiliated broker/dealers.






                       See Notes to Financial Statements.

EQ ADVISORS TRUST
MERRILL LYNCH WORLD STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999


--------------------------------------------------------------------------------
                                              NUMBER                 VALUE
                                             OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
AUSTRALIA (0.8%)
Broken Hill Proprietary Ltd. ...........      9,100               $   119,398
News Corp. Ltd. (ADR) ..................      4,725                   157,992
                                                                  -----------
  TOTAL AUSTRALIA ......................                              277,390
                                                                  -----------
CANADA (1.6%)
Alberta Energy Co. Ltd. ................      2,100                    65,756
BCE, Inc. ..............................      1,850                   166,847
Domtar, Inc. ...........................      8,700                   102,970
Nortel Networks Corp. ..................      1,600                   161,600
Teleglobe, Inc. ........................      3,500                    79,406
                                                                  -----------
  TOTAL CANADA .........................                              576,579
                                                                  -----------
JAPAN (16.5%)
Bank of Tokyo--Mitsubushi Ltd.               11,000                   153,223
Bridgestone Corp. ......................      4,000                    88,037
Daimaru, Inc. ..........................     10,000                    33,845
East Japan Railway Co. .................         28                   150,915
Fujitsu Ltd. ...........................      4,000                   182,334
Hitachi Ltd. ...........................      6,000                    96,254
Honda Motor Co., Ltd. ..................      3,000                   111,513
Internet Initiative Japan, Inc.
  (ADR) ................................        550                    53,453
Ito Yokado Co., Ltd. ...................      2,000                   217,157
Kao Corp. ..............................      5,000                   142,571
Keyence Corp. ..........................        200                    81,189
Kyocera Corp. (ADR) ....................      1,456                   381,472
Marui Co., Ltd. ........................      6,000                    89,563
Matsushita Electric Industries Co. .....      6,000                   166,096
Minebea Co., Ltd. ......................      9,000                   154,329
Mitsukoshi, Ltd. .......................      7,000                    24,650
NEC Corp. ..............................     10,000                   238,188
Nippon Sheet Glass Co., Ltd. ...........     34,000                   176,269
Nippon Steel Corp. .....................     34,000                    79,487
Nippon Telegraph & Telephone ...........         13                   222,537
NTT Mobile Communications
  Network, Inc. ........................          8                   307,542
Olympus Optical Co., Ltd. ..............      5,000                    70,674
Orix Corp. .............................      1,000                   225,179
Rohm Co. ...............................      1,000                   410,838
Sanwa Bank Ltd. ........................     12,000                   145,906
Shin-Etsu Chemical Co., Ltd. ...........      2,000                    86,080
Softbank Corp. .........................        400                   382,667
Sony Corp. (ADR) .......................        958                   272,791
Sumitomo Bank Ltd. .....................     11,000                   150,533
Takeda Chemical Industries Ltd..........      3,000                   148,195
TDK Corp. ..............................      2,000                   276,044
Tokio Marine & Fire Insurance
  Co., Ltd. ............................     11,000                   128,583
Toshiba Corp. ..........................     16,000                   122,078
Toyota Motor Corp. .....................      3,000                   145,261
Toyota Motor Corp. (ADR) ...............      2,000                   194,750
                                                                  -----------
  TOTAL JAPAN ..........................                            5,910,203
                                                                  -----------
LATIN AMERICA (1.1%)
BRAZIL (1.1%)
Aracruz Celulose S.A. ( ADR) ...........      3,800                    99,750
Embratel Participacoes S.A.
  (ADR) ................................      5,800                   158,050
Petroleo Brasileiro S.A. ...............    234,000                    51,809
Telebras S.A. (ADR) ....................        640                    82,240
                                                                  -----------
  TOTAL LATIN AMERICA ..................                              391,849
                                                                  -----------


--------------------------------------------------------------------------------
                                              NUMBER                 VALUE
                                             OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
OTHER EUROPEAN COUNTRIES (17.0%)
AUSTRIA (0.2%)
Mayr-Melnhof Karton AG .................     1,500                $    69,576
                                                                  -----------
FRANCE (5.1%)
Atos S.A.* .............................       300                     49,792
Aventis S.A. ...........................     2,453                    142,720
Banque Nationale de Paris ..............       840                     77,586
Cap Gemini S.A. ........................       342                     86,904
Carrefour S.A.* ........................       821                    151,580
France Telecom S.A. ....................     1,943                    257,246
Groupe Danone ..........................       371                     87,539
Pechiney S.A., Class A .................     2,500                    178,856
Scor ...................................     2,074                     91,600
Societe Generale Paris .................       333                     77,565
Thomson CSF ............................     2,400                     79,353
Thomson Multimedia* ....................     1,300                     70,131
Total Fina S.A., Class B ...............     2,193                    292,998
Vivendi* ...............................     1,910                    172,661
                                                                  -----------
                                                                    1,816,531
                                                                  -----------
GERMANY (3.0%)
BASF AG ................................     1,340                     70,130
Deutsche Bank AG (Registered)*..........     1,000                     84,752
Dresdner Bank AG* ......................     1,355                     73,644
Epcos AG* ..............................     1,889                    140,953
Mannesmann AG ..........................     1,000                    242,407
RWE AG .................................     2,060                     82,049
Siemens AG .............................     1,700                    217,703
Veba AG ................................     2,875                    140,602
                                                                  -----------
                                                                    1,052,240
                                                                  -----------
IRELAND (0.3%)
Bank of Ireland ........................    13,800                    109,930
                                                                  -----------
ITALY (0.8%)
Arnoldo Mondadori Editore ..............     4,100                    130,228
ENI SpA (Registered) ...................    27,900                    153,606
                                                                  -----------
                                                                      283,834
                                                                  -----------
NETHERLANDS (4.3%)
ABN-Amro Holdings N.V. .................     2,800                     70,020
Akzo Nobel N.V. ........................     2,700                    135,582
ASM Lithography Holding N.V.*...........       950                    105,660
Baan Co., N.V.* ........................     2,100                     29,709
CSM N.V. ...............................     4,400                     94,059
Equant N.V.* ...........................       400                     45,456
Getronics N.V. .........................       615                     49,115
Koninklijke (Royal) Philips
  Electronics N.V. (New York
  Shares) ..............................       700                     94,500
Koninklijke Ahold N.V. .................     3,300                     97,797
STMicroelectronics N.V. ................     2,230                    337,706
Unilever N.V. ..........................     1,696                     93,808
Vedior N.V. ............................     1,800                     18,513
Vendex KBB N.V. ........................     2,150                     57,234
VNU N.V. ...............................     4,200                    220,986
Wolters Kluwer N.V.* ...................     2,720                     92,155
                                                                  -----------
                                                                    1,542,300
                                                                  -----------
SPAIN (2.1%)
Dinamia Capital Privado ................     8,800                     76,756
Endesa S.A. ............................     6,500                    129,185
Grupo Ferrovial, S.A.* .................     1,010                     14,665
Immobiliaria Metropolitana Vasco........     5,000                     86,718

EQ ADVISORS TRUST
MERRILL LYNCH WORLD STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999

--------------------------------------------------------------------------------
                                            NUMBER                  VALUE
                                           OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Repsol S.A. ...........................    6,000                 $   139,273
Telefonica S.A.* ......................    9,900                     247,570
Uralita S.A. ..........................   10,200                      72,099
                                                                 -----------
                                                                     766,266
                                                                 -----------
SWITZERLAND (1.2%)
Adecco S.A.* ..........................       58                      45,190
Credit Suisse Group ...................      449                      89,292
Novartis AG (Registered) ..............       71                     104,303
Roche Holding AG ......................       11                     130,631
UBS AG (Registered) ...................      232                      62,683
                                                                 -----------
                                                                     432,099
                                                                 -----------
  TOTAL OTHER EUROPEAN
     COUNTRIES ........................                            6,072,776
                                                                 -----------
SCANDINAVIA (5.3%)
DENMARK (0.2%)
ISS International Service System
  A/S, Class B ........................    1,000                      67,331
                                                                 -----------
FINLAND (1.9%)
Amer-Yhtymae OYJ ......................    5,100                     103,623
Nokia OYJ* ............................    1,450                     263,179
Sampo Insurance Co., plc, Class A......    3,000                     104,969
Stora Enso OYJ ........................    7,100                     122,082
Upm-Kymmene OYJ .......................    2,555                     103,054
                                                                 -----------
                                                                     696,907
                                                                 -----------
NORWAY (0.7%)
Bergesen d.y. ASA, Class B ............    3,400                      58,229
Merkantildata ASA .....................    8,100                      98,218
Tandberg Television ASA* ..............    6,000                      83,255
                                                                 -----------
                                                                     239,702
                                                                 -----------
SWEDEN (2.5%)
Autoliv, Inc. .........................    2,100                      61,583
Bure Investment AB ....................    9,200                      62,843
Castellum AB ..........................    5,600                      54,740
Custos AB, Class B ....................    3,000                      72,076
Ericsson AB, Class B ..................    2,700                     173,937
Forening gaSparbanken AB ..............    8,850                     130,285
Haldex AB .............................    8,500                      99,105
Nordbanken AB .........................    8,400                      49,464
Tornet Fastighets AB ..................    8,100                     112,566
Volvo AB, Class B .....................    2,400                      62,184
                                                                 -----------
                                                                     878,783
                                                                 -----------
  TOTAL SCANDINAVIA ...................                            1,882,723
                                                                 -----------
SOUTHEAST ASIA (1.2%)
HONG KONG (0.3%)
Hutchison Whampoa Ltd. ................    6,200                      90,127
                                                                 -----------
KOREA (0.3%)
Pohang Iron & Steel Co., Ltd.
  (ADR) ...............................    1,900                      66,500
Samsung Electronics Co. ...............      240                      56,222
                                                                 -----------
                                                                     122,722
                                                                 -----------
SINGAPORE (0.6%)
City Developments Ltd. ................   13,000                      76,103
DBS Group Holdings Ltd.* ..............    3,000                      49,174
Singapore Airlines Ltd. ...............    7,000                      79,436
                                                                 -----------
                                                                     204,713
                                                                 -----------
  TOTAL SOUTHEAST ASIA ................                              417,562
                                                                 -----------


--------------------------------------------------------------------------------
                                            NUMBER                  VALUE
                                           OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
UNITED KINGDOM (7.0%)
AstraZeneca Group plc .................    3,700                 $   153,460
Billiton plc ..........................   30,000                     176,974
BP Amoco plc ..........................   16,200                     162,874
British Telecom plc ...................    6,800                     166,167
Cable & Wireless plc ..................    6,800                     115,208
Devro plc .............................   13,200                      21,479
Diageo plc ............................    9,272                      74,576
Dixons Group plc ......................    5,700                     137,078
Energis plc ...........................    2,200                     105,672
Glaxo Wellcome plc ....................    5,900                     166,758
Global Crossing Ltd.* .................    1,050                      52,500
Hilton Group plc ......................   20,000                      64,038
HSBC Holdings plc .....................    9,200                     128,232
Lloyds TSB Group plc ..................   19,900                     248,927
Penninsular & Oriental Steam
  Navigation Co. ......................    5,700                      95,098
Reckitt Benckiser plc .................    9,300                      87,193
Shell Transport & Trading Co.
  (ADR) ...............................    3,500                     172,375
SmithKline Beecham plc ................   11,000                     140,351
TeleWest Communications plc ...........    8,800                      46,938
Vodafone AirTouch plc .................   34,000                     168,446
                                                                 -----------
  TOTAL UNITED KINGDOM ................                            2,484,344
                                                                 -----------
UNITED STATES (24.0%)
3Com Corp.* ...........................    1,000                      47,000
Adelphia Business Solutions, Inc.*.....      500                      24,000
AES Corp.* ............................      300                      22,425
Alcoa, Inc. ...........................    1,534                     127,322
Amdocs Ltd.* ..........................    1,200                      41,400
America Online, Inc.* .................      400                      30,175
American Home Products Corp. ..........      785                      30,958
American International Group,
  Inc. ................................      937                     101,313
American Tower Corp., Class A*.........    1,330                      40,648
AMFM, Inc.* ...........................    3,050                     238,662
Associates First Capital Corp.,
  Class A .............................    2,720                      74,630
AT&T Corp. ............................    3,903                     198,077
AT&T Corp.--Liberty Media
  Group, Class A* .....................    4,700                     266,725
Bank of America Corp. .................    1,301                      65,294
Bank of New York Co., Inc. ............    4,620                     184,800
Bristol-Myers Squibb Co. ..............    1,600                     102,700
Broadcom Corp., Ltd.* .................      100                      27,238
Burlington Resources, Inc. ............    1,820                      60,174
Calpine Corp.* ........................      800                      51,200
Cardinal Health, Inc. .................      410                      19,629
Caterpillar, Inc. .....................      763                      35,909
Chase Manhattan Corp. .................      600                      46,613
Cisco Systems, Inc.* ..................    3,370                     361,011
Citigroup, Inc. .......................    2,190                     121,682
Coca-Cola Co. .........................      600                      34,950
Colgate Palmolive Co. .................    2,800                     182,000
Columbia/HCA Healthcare Corp...........    1,400                      41,038
Compaq Computer Corp. .................    1,100                      29,769
Convergys Corp.* ......................    1,100                      33,825
Dial Corp. ............................    2,340                      56,891
Du Pont (E.I.) de Nemours & Co. .......      821                      54,083
EMC Corp.* ............................    1,200                     131,100
Enron Corp. ...........................    3,090                     137,119

EQ ADVISORS TRUST
MERRILL LYNCH WORLD STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Exxon Mobil Corp.* ..................          1,716           $   138,245
Federated Department Stores,
  Inc.* .............................          1,000                50,563
Flextronics International, Ltd* .....          5,360               246,560
Gateway, Inc.* ......................            330                23,781
General Electric Co. ................          3,250               502,937
Gillette Co. ........................            500                20,594
Global TeleSystems Group, Inc.*......            600                20,775
GTE Corp. ...........................          2,560               180,640
Honeywell International, Inc.* ......          1,200                69,225
Household International, Inc. .......          1,900                70,775
i2 Technologies Inc.* ...............            200                39,000
InfoSpace.com, Inc. .................            100                21,400
Inktomi Corp.* ......................            400                35,500
Intel Corp. .........................          1,345               110,710
International Business Machines
  Corp. .............................          1,100               118,800
International Paper Co. .............          1,191                67,217
Internet Capital Group, Inc. ........            200                34,000
JDS Uniphase Corp.* .................          1,720               277,457
Johnson & Johnson ...................          2,440               227,225
Keebler Foods Co.* ..................          3,510                98,719
Lilly (Eli) & Co. ...................            300                19,950
Lowe's Cos., Inc. ...................          1,940               115,915
Lucent Technologies, Inc. ...........          1,040                77,805
McDonald's Corp. ....................          2,600               104,812
MCI WorldCom, Inc.* .................          3,825               202,964
Merck & Co., Inc. ...................          1,800               120,712
Microsoft Corp.* ....................          2,730               318,727
Millipore Corp. .....................            700                27,038
Motorola, Inc. ......................          1,400               206,150
Network Associates, Inc.* ...........          1,000                26,688
Nextel Communications, Inc.,
  Class A* ..........................            400                41,250
Oracle Corp.* .......................            300                33,619
PepsiCo, Inc. .......................          4,090               144,172
Pfizer, Inc. ........................          2,800                90,825
Pharmacia & Upjohn, Inc. ............            770                34,650
Procter & Gamble Co. ................            750                82,172
Rohm & Haas Co. .....................          2,607               106,072
Safeway, Inc.* ......................          2,400                85,350
SBC Communications, Inc. ............          2,632               128,310
Schlumberger Ltd. ...................          1,650                92,812
Siebel Systems, Inc.* ...............          1,440               120,960
Sprint Corp. (PCS Group)* ...........            700                71,750
Sun Microsystems, Inc.* .............          1,800               139,387
Symantec Corp.* .....................            600                35,175
Tandy Corp. .........................          2,350               115,591
Texas Instruments, Inc. .............            500                48,438
Transocean Sedco Forex, Inc. ........            320                10,780
Unisys Corp.* .......................          1,870                59,723
United Parcel Service, Inc. Class B              500                34,500
United Technologies Corp. ...........          1,134                73,710
UnitedGlobalCom Inc. Class A*........            600                42,375
Unocal Corp. ........................          2,000                67,125
Wal-Mart Stores, Inc. ...............          2,525               174,541
Wells Fargo Co. .....................          2,810               113,629
Yahoo!, Inc.* .......................            100                43,269
                                                               -----------
  TOTAL UNITED STATES ...............                            8,585,429
                                                               -----------
TOTAL COMMON STOCKS (74.5%)
  (Cost $20,040,394) ................                           26,598,855
                                                               -----------


--------------------------------------------------------------------------------
                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
PREFERRED STOCKS:
BRAZIL (0.3%)
Companhia Vale do Rio Doce,
  Class A ...........................          3,400           $    94,105
                                                               -----------
GERMANY (0.3%)
Henkel KGaA .........................          1,655               110,142
                                                               -----------
TOTAL PREFERRED STOCKS: (0.6%)
  (Cost $164,460) ...................                              204,247
                                                               -----------
                                              NO. OF
                                              RIGHTS
                                              ------
RIGHTS:
UNITED KINGDOM (0.0%)
Telewest Communications*
  expiring 8/4/00 ...................            800                    --
                                                               -----------
  TOTAL RIGHTS ......................                                   --
                                                               -----------

                                             PRINCIPAL
                                               AMOUNT
                                            -----------
LONG-TERM DEBT
  SECURITIES:
GERMANY (12.1%)
Deutschland Republic
  4.75%, 07/04/28 ................... EU   1,250,000             1,053,281
Republic of Germany, Series 121
  4.75%, 11/20/01 ...................      3,220,000             3,278,993
                                                               -----------
                                                                 4,332,274
                                                               -----------
NEW ZEALAND (1.0%)
Government of New Zealand
  8.00%, 04/15/04 ................... NZD    650,000               350,662
                                                               -----------
UNITED KINGDOM (1.3%)
United Kingdom Treasury Note
  7.25%, 12/7/07 .................... GBP    250,000               439,579
                                                               -----------
UNITED STATES (4.3%)
Federal National Mortgage
  Association
  5.25%, 01/15/09 ................... $      820,000               722,053
U.S. Treasury Note
  5.00%, 04/30/01 ...................        320,000               315,300
  5.75%, 06/30/01 ...................        105,000               104,344
  6.13%, 08/15/29 ...................        420,000               400,444
                                                               -----------
                                                                 1,542,141
                                                               -----------
TOTAL LONG-TERM DEBT SECURITIES (18.7%)
 (Cost $7,199,230) ..................                            6,664,656
                                                               -----------
SHORT-TERM DEBT
  SECURITIES:
TIME DEPOSITS (0.0%)
Chase Nassau,
  3.48%, 1/3/00 .....................            911                   911
                                                               -----------
U.S. GOVERNMENT
  AGENCIES (6.0%)
Federal Home Loan Mortgage
  Corp. (Discount Note ), 1/3/00.....      2,155,000             2,154,820
                                                               -----------
TOTAL SHORT-TERM DEBT SECURITIES (6.0%)
  (Amortized Cost $2,155,731) .......                            2,155,731
                                                               -----------

zzzzzzzzzzzzzzzzzzzzzzzzzzzzzzzzz

EQ ADVISORS TRUST
MERRILL LYNCH WORLD STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999


-------------------------------------------------------
                                           VALUE
                                         (NOTE 1)
-------------------------------------------------------
TOTAL INVESTMENTS (99.8%)
  (Cost/Amortized Cost
  $29,559,815) ....................    $35,623,489
OTHER ASSETS
  LESS LIABILITIES (0.2%) .........         98,444
                                       -----------
NET ASSETS (100%) .................    $35,721,933
                                       ===========

----------
* Non-income producing.


Glossary:
ADR--American Depositary Receipt
EU--Euro
GBP--British Pound
NZD--New Zealand Dollar

-----------------------------------------------------------------------------
MARKET SECTOR DIVERSIFICATION (Unaudited)

As a Percentage of Total Equity Investments


Basic Materials..............................                 7.0%
Business Services............................                 6.4
Capital Goods ...............................                 5.3
Consumer Cyclicals...........................                 7.6
Consumer Non-Cyclicals.......................                12.9
Credit Sensitive ............................                20.1
Diversified .................................                 3.3
Energy ......................................                 6.6
Technology
     Electronics ............................   12.8
     Computer Hardware.......................    2.6
     Computer Software.......................    3.9
     Diversified Telecommunications..........    5.2
     Office Equipment .......................    1.0
     Office Equipment Services ..............    1.5
     Wireless Telecommunications ............    3.8
                                                ----
Total Technology ............................                30.8
                                                            -----
                                                            100.0%
                                                            =====

--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 1999 were as follows:



COST OF PURCHASES:
Stocks and long-term corporate debt securities .........   $34,228,671
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........    36,760,737


As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:


Aggregate gross unrealized appreciation..........    $  7,755,204
Aggregate gross unrealized depreciation..........      (1,860,109)
                                                     ------------
Net unrealized appreciation .....................    $  5,895,095
                                                     ============
Federal income tax cost of investments ..........    $ 29,728,394
                                                     ============

At December 31, 1999, the Portfolio had loaned securities with a total value of $1,699,926, which was secured by collateral of $1,749,235.


For the period from January 1, 1999 to December 31, 1999, the Portfolio incurred approximately $57 and $4,834 as brokerage commissions with Donaldson, Lufkin & Jenrette Securities Corp. and Merrill Lynch & Co. Inc., respectively, both affiliated broker/dealers.

The Portfolio utilized net capital loss carryforwards of $1,533,428 during 1999.





                       See Notes to Financial Statements.

EQ ADVISORS TRUST
MFS EMERGING GROWTH COMPANIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999

--------------------------------------------------------------------------------
                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
BUSINESS SERVICES (5.5%)
PRINTING, PUBLISHING,
  BROADCASTING (4.5%)
AT&T Corp.-Liberty Media
  Group, Class A* ....................          331,600       $   18,818,300
CBS Corp.* ...........................          207,700           13,279,819
Clear Channel Communications,
  Inc.* ..............................          186,405           16,636,646
Comcast Corp., Class A ...............          128,710            6,467,677
Cox Communications, Inc.,
  Class A* ...........................            6,515              335,522
Digimarc Corp.* ......................            6,600              330,000
DoubleClick, Inc.* ...................              525              132,858
EchoStar Communications Corp.,
  Class A* ...........................           36,300            3,539,250
Emmis Communications,
  Class A* ...........................           13,400            1,670,184
Grupo Televisa S.A. (GDR)* ...........           54,900            3,746,925
Hearst-Argyle Television, Inc.* ......              900               23,963
Infinity Broadcasting Corp.,
  Class A* ...........................           33,375            1,207,758
Lifeminders.com, Inc.* ...............              930               53,708
Mediaplex Inc.* ......................            1,140               71,535
Omnicom Group, Inc. ..................           59,600            5,960,000
Radio One, Inc.* .....................            6,000              552,000
Spanish Broadcasting System
  Class A* ...........................           22,875              920,719
Telefonica Publicidad e
  Informacion, S.A.* .................            5,800              282,186
Thomson Multimedia* ..................            5,100              275,128
Time Warner, Inc. ....................           26,500            1,919,594
TV Guide, Inc.* ......................            2,000               86,000
Univision Communications, Inc.,
  Class A* ...........................            1,000              102,188
USA Networks, Inc.* ..................            1,500               82,875
Westwood One, Inc.* ..................            1,300               98,800
                                                              --------------
                                                                  76,593,635
                                                              --------------
PROFESSIONAL SERVICES (1.0%)
Amdocs Ltd.* .........................            4,104              141,588
CacheFlow, Inc.* .....................            1,670              218,248
Cendant Corp.* .......................          257,436            6,838,144
Computer Sciences Corp.* .............           24,600            2,327,775
CSG System International, Inc.*.......           40,300            1,606,962
Electronics for Imaging, Inc.* .......              900               52,312
First Data Corp. .....................           18,400              907,350
Futurelink Corp.* ....................           11,000              286,000
Lamar Advertising Co.* ...............              600               36,338
Learning Tree International,
  Inc.* ..............................           38,000            1,064,000
Pfsweb, Inc.* ........................               10                  375
Professional Detailing, Inc.* ........              600               17,963
Tanning Technology Corp.* ............            2,800              165,025
TeleTech Holdings, Inc.* .............           98,700            3,326,499
USWeb Corp.* .........................            1,800               79,987
Wireless Facilities Inc.* ............              910               39,699
                                                              --------------
                                                                  17,108,265
                                                              --------------
  TOTAL BUSINESS SERVICES ............                            93,701,900
                                                              --------------


--------------------------------------------------------------------------------
                                               NUMBER              VALUE
                                              OF SHARES           (NOTE 1)
--------------------------------------------------------------------------------
CAPITAL GOODS (3.9%)
BUILDING & CONSTRUCTION (1.4%)
Bouygues S.A. ........................        37,710           $   23,993,677
Newport News Shipbuilding, Inc.                  300                    8,250
                                                               --------------
                                                                   24,001,927
                                                               --------------
ELECTRICAL EQUIPMENT (0.3%)
Credence Systems Corp.* ..............         1,300                  112,450
Lam Research Corp.* ..................        31,500                3,514,219
Powerwave Technologies, Inc.* ........         1,600                   93,400
SIPEX Corp.* .........................         9,700                  238,256
                                                               --------------
                                                                    3,958,325
                                                               --------------
MACHINERY (2.2%)
Applied Material, Inc.* ..............       152,700               19,345,181
Mannesmann AG ........................        75,920               18,403,550
SI Handling Systems, Inc. ............        10,950                  104,367
                                                               --------------
                                                                   37,853,098
                                                               --------------
  TOTAL CAPITAL GOODS ................                             65,813,350
                                                               --------------
CONSUMER CYCLICALS (2.5%)
AIRLINES (0.0%)
Atlas Air, Inc.* .....................           900                   24,694
Expedia, Inc., Class A* ..............         1,460                   51,100
                                                               --------------
                                                                       75,794
                                                               --------------
APPAREL & TEXTILES (0.1%)
Fast Retailing Co., Ltd.* ............         6,300                2,563,631
                                                               --------------
AUTO RELATED (0.0%)
International Speedway Corp.,
  Class A ............................         2,050                  103,269
                                                               --------------
AUTOS & TRUCKS (0.0%)
Autonation, Inc.* ....................         4,300                   39,775
                                                               --------------
FOOD SERVICES, LODGING (0.0%)
Brinker International, Inc.* .........           900                   21,600
CEC Entertainment, Inc.* .............         1,050                   29,794
Four Seasons Hotels, Inc. ............         1,000                   53,250
Hilton Hotels Corp. ..................         2,240                   21,560
Papa John's International, Inc.* .....           600                   15,637
Starwood Hotels & Resorts
  Worldwide, Inc. ....................         1,300                   30,550
                                                               --------------
                                                                      172,391
                                                               --------------
HOUSEHOLD FURNITURE, APPLIANCES (0.5%)
Cost Plus, Inc.* .....................         1,800                   64,125
Insight Enterprises, Inc.* ...........           900                   36,562
Sony Corp. (ADR) .....................        29,000                8,257,750
                                                               --------------
                                                                    8,358,437
                                                               --------------
LEISURE RELATED (0.0%)
Callaway Golf Co. ....................         3,400                   60,137
Harrah's Entertainment, Inc.* ........         2,100                   55,519
Pegasus Systems, Inc.* ...............         1,000                   60,312
Tickets.com, Inc.* ...................         2,725                   39,002
                                                               --------------
                                                                      214,970
                                                               --------------
PHOTO & OPTICAL (0.1%)
Canon, Inc. ..........................        40,000                1,588,575
Polaroid Corp. .......................         1,900                   35,744
                                                               --------------
                                                                    1,624,319
                                                               --------------

EQ ADVISORS TRUST
MFS EMERGING GROWTH COMPANIES PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999

--------------------------------------------------------------------------------
                                             NUMBER                 VALUE
                                            OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
RETAIL--GENERAL (1.8%)
Fogdog, Inc.* ......................         1,030          $        9,785
Home Depot, Inc. ...................       161,400              11,065,988
Office Depot, Inc.* ................       105,450               1,153,359
Wal-Mart Stores, Inc. ..............       258,100              17,841,162
Webvan Group, Inc.* ................           130                   2,145
                                                            --------------
                                                                30,072,439
                                                            --------------
  TOTAL CONSUMER CYCLICALS .........                            43,225,025
                                                            --------------
CONSUMER NON-CYCLICALS (4.2%)
CONTAINERS (0.0%)
Smurfit-Stone Container Corp.* .....         2,200                  53,900
                                                            --------------
DRUGS (4.0%)
Andrx Corp.* .......................         1,000                  42,313
Chiron Corp.* ......................       109,400               4,635,825
Enzon, Inc.* .......................         2,600                 112,775
Genentech, Inc.* ...................        98,100              13,194,450
IDEC Pharmaceuticals Corp.* ........        15,500               1,522,875
Immunex Corp.* .....................       161,000              17,599,312
King Pharmaceuticals, Inc.* ........         2,700                 151,369
MedImmune, Inc.* ...................       139,500              23,139,562
Sepracor, Inc.* ....................        59,200               5,871,900
Teva Pharmaceutical Industries
  Ltd. (ADR) .......................        35,900               2,573,581
                                                            --------------
                                                                68,843,962
                                                            --------------
HOSPITAL SUPPLIES & SERVICES (0.1%)
Allscripts, Inc.* ..................         2,575                 113,300
Cyberonics, Inc.* ..................           200                   3,188
Human Genome Sciences, Inc.* .......        11,000               1,678,875
ImClone Systems, Inc.* .............         2,100                  83,212
Transkaryotic Therapies, Inc.* .....         1,300                  50,050
                                                            --------------
                                                                 1,928,625
                                                            --------------
SOAPS & TOILETRIES (0.1%)
Carson, Inc., Class A* .............         1,000                   3,250
Johnson & Johnson ..................         5,175                 481,922
                                                            --------------
                                                                   485,172
                                                            --------------
  TOTAL CONSUMER NON-CYCLICALS......                            71,311,659
                                                            --------------
CREDIT SENSITIVE (6.1%)
BANKS (0.0%)
First Tennessee National Corp. .....         1,000                  28,500
                                                            --------------
FINANCIAL SERVICES (1.9%)
American Express Co. ...............        40,400               6,716,500
Concord EFS, Inc.* .................         2,100                  54,075
Lehman Brothers Holdings, Inc.......        37,100               3,141,906
Merrill Lynch Biotech Holding
  Co.* .............................        68,900               9,887,150
Morgan Stanley Dean Witter &
  Co. ..............................        86,800              12,390,700
Waddell & Reed Financial,
  Class A ..........................         1,000                  27,125
                                                            --------------
                                                                32,217,456
                                                            --------------
INSURANCE (0.1%)
United Healthcare Corp. ............        27,200               1,445,000
                                                            --------------
UTILITY--ELECTRIC (0.8%)
Calpine Corp.* .....................       209,400              13,401,600
                                                            --------------


--------------------------------------------------------------------------------
                                             NUMBER                 VALUE
                                            OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
UTILITY--TELEPHONE (3.3%)
DDI Corp. ..........................           675          $    9,243,862
MCI WorldCom, Inc.* ................       621,995              33,004,604
Nippon Telegraph & Telephone .......           235               4,022,792
Partner Communications Co. Ltd.
  (ADR)* ...........................        27,075                 700,566
Telefonos de Mexico S.A.,
  Class L (ADR) ....................        44,600               5,017,500
Telephone & Data Systems, Inc.......        45,000               5,670,000
                                                            --------------
                                                                57,659,324
                                                            --------------
  TOTAL CREDIT SENSITIVE ...........                           104,751,880
                                                            --------------
DIVERSIFIED (2.0%)
MISCELLANEOUS (2.0%)
Digital Insight Corp.* .............         1,725                  62,747
Hutchison Whampoa Ltd. .............       113,000               1,642,632
Internet Commerce Corp.,
  Class A* .........................         9,600                 298,800
PT MULTIMEDIA-Servicos de
  Telecomunicacoes e
  Multimedia SGPS S.A.* ............         3,580                 203,850
Quanta Services, Inc.* .............         1,700                  48,025
Tyco International Ltd. ............       829,338              32,240,515
                                                            --------------
                                                                34,496,569
                                                            --------------
ENERGY (0.1%)
OIL--SUPPLIES &
  CONSTRUCTION (0.1%)
Atwood Oceanics, Inc.* .............         1,300                  50,213
Noble Drilling Corp.* ..............        50,000               1,637,500
                                                            --------------
                                                                 1,687,713
                                                            --------------
TECHNOLOGY (68.6%)
COMPUTER HARDWARE (6.4%)
Cisco Systems, Inc.* ...............       734,858              78,721,663
Computer Network Technology
  Corp.* ...........................         7,200                 165,150
Immersion Corp.* ...................           770                  29,549
Maxtor Corp.* ......................         2,300                  16,675
Sun Microsystems, Inc.* ............       392,800              30,417,450
                                                            --------------
                                                               109,350,487
                                                            --------------
COMPUTER SOFTWARE (22.5%)
Adobe Systems, Inc. ................        33,500               2,252,875
Agency.com, Ltd.* ..................           700                  35,700
Agile Software Corp.* ..............         7,675               1,667,274
Alteon Websystems, Inc.* ...........           925                  81,169
America Online, Inc.* ..............        49,400               3,726,612
Aspen Technology, Inc.* ............           500                  13,219
BEA Systems, Inc.* .................         4,600                 321,712
BMC Software, Inc.* ................       599,540              47,925,729
Brio Technology, Inc.* .............         5,800                 243,600
Business Objects S.A. (ADR)* .......        28,100               3,754,862
Cadence Design Systems, Inc.* ......       184,990               4,439,760
China.com Corp., Class A* ..........           400                  31,450
Clarify, Inc.* .....................         1,300                 163,800
CMG Information Services, Inc.*.....         7,200               1,993,500
Computer Associates
  International, Inc. ..............       361,700              25,296,394
Compuware Corp.* ...................       486,100              18,107,225
Data Return Corp.* .................         2,250                 120,375
Deltathree.com, Inc. Class A* ......         1,040                  26,780
eBenx, Inc* ........................           630                  28,508
Espeed, Inc. Class A* ..............         3,000                 106,687

EQ ADVISORS TRUST
MFS EMERGING GROWTH COMPANIES PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999

--------------------------------------------------------------------------------
                                              NUMBER                 VALUE
                                             OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
F-Secure OYJ ........................         750             $     21,932
GRIC Communications, Inc.* ..........         600                    8,400
Harbinger Corp.* ....................       4,100                  130,431
Harris Interactive, Inc.* ...........       1,020                   13,324
i2 Technologies, Inc.* ..............      94,800               18,486,000
imanage, Inc.* ......................         240                    7,710
IMRglobal Corp.* ....................       9,800                  123,112
Inktomi Corp.* ......................      34,400                3,053,000
Keane, Inc.* ........................       2,700                   85,725
Keynote Systems, Inc.* ..............       1,175                   86,656
Macromedia, Inc.* ...................      34,200                2,500,875
Manugistics Group, Inc.* ............      12,600                  407,137
McAfee.com, Corp., Class A* .........       2,760                  124,200
Mercury Interactive Corp.* ..........       6,900                  744,769
Metasolv Software, Inc.* ............       1,140                   93,195
Microsoft Corp.* ....................     661,600               77,241,800
MicroStrategy, Inc., Class A* .......       4,600                  966,000
NetIQ Corp.* ........................       1,225                   63,777
Networks Associates, Inc.* ..........       7,700                  205,494
OnDisplay, Inc.* ....................         330                   29,989
Open Market, Inc.* ..................      62,600                2,824,825
Oracle Corp.* .......................   1,171,118              131,238,411
RSA Security, Inc.* .................      16,000                1,240,000
Siebel Systems, Inc.* ...............      62,600                5,258,400
Softbank Corp. ......................       2,400                2,295,999
SonicWall, Inc.* ....................         810                   32,603
Symantec Corp.* .....................      32,300                1,893,587
Synopsys, Inc. ......................       1,500                  100,125
Tecnomatix Technologies Ltd.* .......       3,600                  103,500
VA Linux Systems, Inc.* .............       1,320                  272,745
Vantive Corp.* ......................       6,300                  114,187
VERITAS Software Corp.* .............     173,837               24,880,421
Women.com Networks, Inc.* ...........       3,975                   56,644
                                                             -------------
                                                               385,042,204
                                                             -------------
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (18.0%)
Adelphia Business Solutions,
  Inc.* .............................       1,800                   86,400
American Tower Corp.,
  Class A* ..........................       2,100                   64,181
Aware, Inc.* ........................         900                   32,738
Broadwing, Inc.* ....................       4,600                  169,625
China Telecom (Hong Kong)
  Ltd. ..............................     626,000                3,913,758
CIENA Corp.* ........................     110,900                6,376,750
Colt Telecom Group plc* .............      87,300                4,468,210
CommScope, Inc.* ....................       8,500                  342,656
Corning, Inc. .......................      36,200                4,667,537
Cox Radio, Inc., Class A* ...........      14,700                1,466,325
Digital Lightwave, Inc.* ............      25,100                1,606,400
Global Crossing Ltd.* ...............      70,000                3,500,000
Global TeleSystems Group, Inc.*......      36,770                1,273,161
Hikari Tsushin, Inc. ................       1,600                3,208,452
iBasis, Inc.* .......................         510                   14,663
ITC DeltaCom, Inc.* .................       2,400                   66,300
Jazztel plc (ADR)* ..................      17,750                1,155,969
L-3 Communications Holdings,
  Inc.* .............................         900                   37,463
Level 3 Communications, Inc.* .......      38,500                3,152,187
Lucent Technologies, Inc. ...........       8,500                  635,906


--------------------------------------------------------------------------------
                                              NUMBER                 VALUE
                                             OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Metromedia Fiber Network, Inc.,
  Class A* ..........................     139,200            $   6,672,900
Microcell Telecommunications,
  Inc., Class B (Non Voting)* .......       8,800                  289,300
Motorola, Inc. ......................     159,899               23,545,128
Next Level Communications,
  Inc.* .............................       6,900                  516,638
Nortel Networks Corp. ...............     405,000               40,905,000
NTL, Inc.* ..........................       1,000                  124,750
PairGain Technologies, Inc.* ........      27,100                  384,481
Powertel, Inc.* .....................      35,500                3,563,312
Primus Telecommunications
  Group, Inc.* ......................     100,300                3,836,475
QUALCOMM, Inc.* .....................     890,000              156,862,500
Qwest Communications
  International, Inc.* ..............     147,200                6,329,600
Sonera Group Oyj ....................     398,400               27,337,474
TALK.com, Inc.* .....................      26,200                  465,050
Tekelec* ............................       7,600                  171,000
Thus plc* ...........................      61,640                  389,257
Time Warner Telecom, Inc.
  Class A* ..........................       2,400                  119,850
                                                             -------------
                                                               307,751,396
                                                             -------------
ELECTRONICS (11.5%)
Affiliated Computer Services,
  Inc., Class A* ....................       1,000                   46,000
Agilent Technologies, Inc.* .........      14,610                1,129,536
Altera Corp.* .......................     409,900               20,315,669
Analog Devices, Inc.* ...............      85,900                7,988,700
Ancor Communications, Inc.* .........      20,150                1,367,681
Applied Micro Circuits Corp.* .......       1,400                  178,150
ARM Holdings plc (ADR)* .............     120,560               23,087,240
ASM Lithography Holding N.V.*........      26,200                2,980,250
Atmel Corp.* ........................      29,800                  880,963
ATMI, Inc.* .........................       1,300                   42,981
Burr-Brown Corp.* ...................       1,500                   54,188
Caliper Technologies Corp.* .........         970                   64,748
Cobalt Networks, Inc.* ..............         850                   92,119
Conexant Systems, Inc.* .............     178,700               11,861,212
E-Tek Dynamics, Inc.* ...............       9,500                1,278,937
Electro Scientific Industries,
  Inc.* .............................         800                   58,400
Flextronics International, Ltd* .....       1,600                   73,600
J.D. Edwards & Co.* .................      20,800                  621,400
Jabil Circuit, Inc.* ................         800                   58,400
JDS Uniphase Corp.* .................     363,950               58,709,684
Kyocera Corp. .......................      51,100               13,246,112
LTX Corp.* ..........................       4,200                   93,975
Maxim Integrated Products* ..........       1,200                   56,625
Micrel, Inc.* .......................       1,000                   56,938
MIPS Technologies, Inc.* ............       1,000                   52,000
National Semiconductor Corp.* .......      62,200                2,662,937
Novellus Systems, Inc.* .............      14,700                1,801,209
Optical Coating Laboratory, Inc......         800                  236,800
Photronics, Inc.* ...................       1,200                   34,350
QLogic Corp.* .......................         900                  143,888
Sage, Inc.* .........................         520                   10,075
Sanmina Corp.* ......................         800                   79,900
SAP AG ..............................       7,500                  390,469
SDL, Inc.* ..........................      21,500                4,687,000
Seagate Technology, Inc.* ...........       1,600                   74,500

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MFS EMERGING GROWTH COMPANIES PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


------------------------------------------------------------------------
                                            NUMBER           VALUE
                                          OF SHARES        (NOTE 1)
------------------------------------------------------------------------
Solectron Corp.* .....................        5,600     $      532,700
Sycamore Networks Inc.* ..............        1,600            492,800
Teradyne, Inc.* ......................       76,900          5,075,400
Texas Instruments, Inc. ..............       47,300          4,582,187
VeriSign, Inc.* ......................      105,400         20,105,050
Virata Corp.* ........................          840             25,095
Xilinx, Inc.* ........................      252,600         11,485,406
                                                        --------------
                                                           196,815,274
                                                        --------------
OFFICE EQUIPMENT (0.4%)
EMC Corp.* ...........................       15,600          1,704,300
Olivetti* ............................    1,675,800          4,858,150
RealNetworks, Inc.* ..................        8,900          1,078,569
SmartDisk Corp.* .....................          550             18,013
United Stationers, Inc.* .............        2,400             68,550
                                                        --------------
                                                             7,727,582
                                                        --------------
OFFICE EQUIPMENT SERVICES (0.1%)
Breakaway Solutions, Inc.* ...........        1,400            102,200
Checkfree Holdings Corp.* ............        1,500            156,750
Foundry Networks, Inc.* ..............        1,275            384,652
Lycos, Inc.* .........................       14,900          1,185,481
Microchip Technology, Inc. ...........          700             47,906
Unisys Corp.* ........................        4,500            143,719
                                                        --------------
                                                             2,020,708
                                                        --------------
WIRELESS TELECOMMUNICATION
  SERVICES (9.7%)
Airnet Communications Corp.* .........        2,430             88,391
Centennial Cellular Corp.* ...........        1,100             91,162
CommNet Cellular, Inc.* ..............        2,300             73,888
Ericsson Telecommunications,
  Class B (ADR) ......................      172,500         11,331,094
Metricom, Inc.* ......................       42,500          3,341,562
Mobilcom AG* .........................       16,500          1,432,511
Nextel Communications, Inc.,
  Class A* ...........................      184,400         19,016,250
Nokia OYJ (ADR) ......................      157,600         29,944,000
NTT Mobile Communications
  Network, Inc. ......................          300         11,532,818
Omnipoint Corp.* .....................      191,000         23,039,375
Price Communications, Corp.* .........        2,600             72,313
Sprint Corp. (PCS Group)* ............      225,601         23,124,102
TeleCorp PCS Inc.* ...................        2,380             90,440
US Cellular Corp.* ...................        1,300            131,219
Voicestream Wireless Corp.* ..........      216,300         30,782,194
Western Wireless Corp.,
  Class A* ...........................      175,400         11,707,950
                                                        --------------
                                                           165,799,269
                                                        --------------
  TOTAL TECHNOLOGY ...................                   1,174,506,920
                                                        --------------
TOTAL COMMON STOCKS (92.9%)
  (Cost $917,485,017).................                   1,589,495,016
                                                        --------------

--------------------------------------------------------------------------------
                                      PRINCIPAL          VALUE
                                        AMOUNT         (NOTE 1)
--------------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSITS (0.0%)
Chase Nassau,
  3.48%,1/3/00 ....................  $   399,778    $      399,778
                                                    --------------
U.S. GOVERNMENT AGENCIES (7.5%)
Federal Agricultural Mortgage
  Corp.
 (Discount Note), 1/13/00 .........   25,000,000        24,952,750
 (Discount Note), 1/20/00 .........   20,000,000        19,940,783
Federal Home Loan Mortgage
  Corp.:
 (Discount Note), 1/3/00 ..........   21,300,000        21,298,225
 5.60%, 1/11/00 ...................   18,400,000        18,371,378
 (Discount Note), 2/1/00 ..........   20,000,000        19,901,144
Federal National Mortgage
  Association,
  (Discount Note), 1/28/00 ........   18,000,000        17,922,510
World Bank
  (Discount Note), 1/12/00 ........    6,500,000         6,486,480
                                                    --------------
                                                       128,873,270
                                                    --------------
TOTAL SHORT-TERM DEBT SECURITIES (7.5%)
 (Amortized Cost $129,273,048).....                    129,273,048
                                                    --------------
TOTAL INVESTMENTS (100.4%)
 (Cost/Amortized Cost
  $1,046,758,065) .................                  1,718,768,064
OTHER ASSETS
  LESS LIABILITIES (--0.4%) .......                     (6,884,514)
                                                    --------------
NET ASSETS (100%) .................                 $1,711,883,550
                                                    ==============

----------
* Non-income producing.

Glossary:
ADR--American Depositary Receipt
GDR--Global Depositary Receipt

EQ ADVISORS TRUST
MFS EMERGING GROWTH COMPANIES PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999


--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 1999 were as follows:



COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $1,924,138,746
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     1,437,925,233


As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........     $  674,984,831
Aggregate gross unrealized depreciation .........         (8,431,102)
                                                      --------------
Net unrealized appreciation .....................     $  666,553,729
                                                      ==============
Federal income tax cost of investments ..........     $1,052,214,335
                                                      ==============


At December 31, 1999, the Portfolio had loaned securities with a total value of $92,147,798, which was secured by collateral of $92,090,701.

The value of the collateral was sufficient at the time loan agreements were entered into. As a result of an increase in the market value of the loaned securities on the last business day for the year, the Portfolio was furnished with additional collateral the following business day.

The Portfolio utilized net capital loss carryforwards of $10,613,683 during 1999.





                       See Notes to Financial Statements.

EQ ADVISORS TRUST
MFS GROWTH WITH INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999




--------------------------------------------------------------------------------
                                                 NUMBER OF             VALUE
                                                  SHARES              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
BASIC MATERIALS (0.9%)
CHEMICALS (0.7%)
Akzo Nobel N.V. .............................      8,000           $    401,726
Dow Chemical Co. ............................      1,400                187,075
Du Pont (E.I.) de Nemours & Co. .............      2,340                154,148
                                                                   ------------
                                                                        742,949
                                                                   ------------
CHEMICALS--SPECIALTY(0.2%)
PPG Industries, Inc. ........................        100                  6,256
Rohm & Haas Co. .............................      4,300                174,956
                                                                   ------------
                                                                        181,212
                                                                   ------------
METALS & MINING (0.0%)
Alcoa, Inc. .................................        600                 49,800
                                                                   ------------
  TOTAL BASIC MATERIALS .....................                           973,961
                                                                   ------------
BUSINESS SERVICES (7.3%)
PRINTING, PUBLISHING, BROADCASTING (5.6%)
Gannett Co., Inc. ...........................     14,694              1,198,479
Infinity Broadcasting Corp., Class A*             10,100                365,494
New York Times Co., Class A .................     19,970                981,026
Reuters Group plc (ADR) .....................      5,212                421,195
Time Warner, Inc. ...........................     19,903              1,441,723
Tribune Co. .................................     30,838              1,698,018
                                                                   ------------
                                                                      6,105,935
                                                                   ------------
PROFESSIONAL SERVICES (1.6%)
Computer Sciences Corp.* ....................      8,134                769,680
First Data Corp. ............................     19,097                941,721
                                                                   ------------
                                                                      1,711,401
                                                                   ------------
TRUCKING, SHIPPING (0.1%)
United Parcel Service, Inc. Class B .........      2,270                156,630
                                                                   ------------
  TOTAL BUSINESS SERVICES ...................                         7,973,966
                                                                   ------------
CAPITAL GOODS (9.9%)
AEROSPACE (3.5%)
Boeing Co. ..................................      4,000                166,250
General Dynamics Corp. ......................     13,636                719,299
Honeywell International, Inc.* ..............     11,798                680,597
United Technologies Corp. ...................     35,306              2,294,890
                                                                   ------------
                                                                      3,861,036
                                                                   ------------
BUILDING MATERIALS & FOREST
  PRODUCTS (0.3%)
Lowe's Cos., Inc. ...........................      3,200                191,200
Weyerhaeuser Co. ............................      2,600                186,713
                                                                   ------------
                                                                        377,913
                                                                   ------------
ELECTRICAL EQUIPMENT (4.5%)
Emerson Electric Co. ........................     11,142                639,272
General Electric Co. ........................     27,717              4,289,206
                                                                   ------------
                                                                      4,928,478
                                                                   ------------
MACHINERY (1.6%)
Illinois Tool Works, Inc. ...................      2,400                162,150
Ingersoll Rand Co. ..........................      3,500                192,719
Mannesmann AG ...............................      4,901              1,188,037
W.W. Grainger, Inc. .........................      3,200                153,000
                                                                   ------------
                                                                      1,695,906
                                                                   ------------
  TOTAL CAPITAL GOODS .......................                        10,863,333
                                                                   ------------
CONSUMER CYCLICALS (6.8%)
APPAREL & TEXTILES (0.5%)
Cintas Corp. ................................      7,100                377,187
Fast Retailing Co., Ltd.* ...................        500                203,463
                                                                   ------------
                                                                        580,650
                                                                   ------------


--------------------------------------------------------------------------------
                                                 NUMBER OF           VALUE
                                                  SHARES            (NOTE 1)
--------------------------------------------------------------------------------
AUTO RELATED (0.4%)
Federal-Mogul Corp. .........................       3,086         $     62,106
TRW, Inc. ...................................       6,550              340,191
                                                                  ------------
                                                                       402,297
                                                                  ------------
AUTOS & TRUCKS (0.3%)
Ford Motor Co. ..............................       6,719              359,047
                                                                  ------------
LEISURE RELATED (0.2%)
Carnival Corp., Class A .....................       4,090              195,553
                                                                  ------------
PHOTO & OPTICAL (0.3%)
Bausch & Lomb, Inc. .........................       5,100              349,031
                                                                  ------------
RETAIL--GENERAL (5.1%)
Costco Wholesale Corp.* .....................       1,800              164,250
CVS Corp. ...................................      21,735              868,041
Dayton Hudson Corp. .........................      12,887              946,389
Home Depot, Inc. ............................      11,874              814,111
Nordstrom, Inc. .............................         800               20,950
TJX Cos., Inc. ..............................      28,493              582,326
Wal-Mart Stores, Inc. .......................      31,206            2,157,115
                                                                  ------------
                                                                     5,553,182
                                                                  ------------
  TOTAL CONSUMER CYCLICALS ..................                        7,439,760
                                                                  ------------
CONSUMER NON-CYCLICALS (14.9%)
BEVERAGES (1.1%)
Anheuser-Busch Cos., Inc. ...................      13,548              960,214
Coca-Cola Co. ...............................       1,570               91,453
PepsiCo, Inc. ...............................       3,438              121,190
                                                                  ------------
                                                                     1,172,857
                                                                  ------------
DRUGS (4.3%)
American Home Products Corp. ................      12,409              489,380
AstraZeneca Group plc .......................       8,160              338,441
Bristol-Myers Squibb Co. ....................      20,072            1,288,372
Pfizer, Inc. ................................      28,092              911,234
Pharmacia & Upjohn, Inc. ....................      18,797              845,865
Schering-Plough Corp. .......................       9,255              390,445
Warner-Lambert Co. ..........................       5,481              449,099
                                                                  ------------
                                                                     4,712,836
                                                                  ------------
FOODS (1.7%)
Bestfoods ...................................       6,333              332,878
Nabisco Holdings Corp. ......................       7,880              249,205
Nestle S.A. (Registered) ....................         335              614,009
Quaker Oats Co. .............................      11,226              736,706
                                                                  ------------
                                                                     1,932,798
                                                                  ------------
HOSPITAL SUPPLIES & SERVICES (1.8%)
Guidant Corp.* ..............................       9,861              463,467
Medtronic, Inc. .............................      40,692            1,482,715
                                                                  ------------
                                                                     1,946,182
                                                                  ------------
RETAIL--FOOD (2.9%)
Kroger Co.* .................................      57,900            1,092,863
McDonald's Corp. ............................      15,134              610,089
Safeway, Inc.* ..............................      42,781            1,521,399
                                                                  ------------
                                                                     3,224,351
                                                                  ------------
SOAPS & TOILETRIES (3.1%)
Clorox Co. ..................................       6,736              339,326
Colgate Palmolive Co. .......................      10,990              714,350
Gillette Co. ................................       3,782              155,771
Johnson & Johnson ...........................       5,899              549,344
Procter & Gamble Co. ........................      14,869            1,629,085
                                                                  ------------
                                                                     3,387,876
                                                                  ------------
  TOTAL CONSUMER NON-CYCLICALS ..............                       16,376,900
                                                                  ------------

EQ ADVISORS TRUST
MFS GROWTH WITH INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                               NUMBER OF             VALUE
                                                 SHARES             (NOTE 1)
--------------------------------------------------------------------------------
CREDIT SENSITIVE (21.5%)
BANKS (5.4%)
Bank of America Corp. .......................   13,591            $    682,098
Bank of Ireland .............................   44,800                 356,875
Bank One Corp. ..............................   12,700                 407,194
Chase Manhattan Corp. .......................    2,020                 156,929
Comerica, Inc. ..............................    3,375                 157,570
Northern Trust Corp. ........................   16,986                 900,258
State Street Corp. ..........................   15,370               1,122,971
U.S. Bancorp ................................   30,153                 718,018
Wells Fargo Co. .............................   34,438               1,392,587
                                                                  ------------
                                                                     5,894,500
                                                                  ------------
FINANCIAL SERVICES (1.9%)
American Express Co. ........................    3,210                 533,662
Associates First Capital Corp., Class A          5,123                 140,562
Capital One Financial Corp. .................    3,400                 163,838
Citigroup, Inc. .............................   13,260                 736,759
MBIA, Inc. ..................................    3,983                 210,352
Providian Financial Corp. ...................    3,550                 323,272
                                                                  ------------
                                                                     2,108,445
                                                                  ------------
INSURANCE (4.2%)
American International Group, Inc. ..........    9,567               1,034,432
CIGNA Corp. .................................    4,593                 370,023
Hartford Financial Services Group,
  Inc. ......................................   31,334               1,484,448
Lincoln National Corp. ......................   18,096                 723,840
Marsh & McLennan Cos., Inc. .................    5,090                 487,050
Torchmark Corp. .............................    6,800                 197,625
United Healthcare Corp. .....................    7,259                 385,634
                                                                  ------------
                                                                     4,683,052
                                                                  ------------
MORTGAGE RELATED (0.7%)
Freddie Mac .................................   16,028                 754,318
                                                                  ------------
UTILITY--ELECTRIC (2.5%)
CMS Energy Corp. ............................    8,471                 264,190
Duke Energy Corp. ...........................    8,570                 429,571
FirstEnergy Corp. ...........................    9,023                 204,709
NiSource, Inc. ..............................   10,998                 196,589
Peco Energy Co. .............................   19,270                 669,633
Pinnacle West Capital Corp. .................    5,108                 156,113
Texas Utilities Co. .........................   19,237                 684,116
Unicom Corp. ................................    3,694                 123,749
                                                                  ------------
                                                                     2,728,670
                                                                  ------------
UTILITY--TELEPHONE (6.8%)
AT&T Corp. ..................................   12,000                 609,000
Bell Atlantic Corp. .........................   31,266               1,924,813
BellSouth Corp. .............................    5,050                 236,403
MCI WorldCom, Inc.* .........................   25,452               1,350,520
Nippon Telegraph & Telephone
  Corp. .....................................    5,751                 495,305
SBC Communications, Inc. ....................   33,341               1,625,373
Sprint Corp. (FON Group) ....................   18,444               1,241,512
                                                                  ------------
                                                                     7,482,926
                                                                  ------------
  TOTAL CREDIT SENSITIVE ....................                       23,651,911
                                                                  ------------
DIVERSIFIED (0.8%)
MISCELLANEOUS (0.8%)
Tyco International Ltd. .....................   23,416                 910,297
                                                                  ------------
ENERGY (6.5%)
COAL & GAS PIPELINES (0.4%)
Enron Corp. .................................    4,600                 204,125
Williams Cos., Inc. .........................    5,500                 168,094
                                                                  ------------
                                                                       372,219
                                                                  ------------


--------------------------------------------------------------------------------
                                               NUMBER OF             VALUE
                                                 SHARES             (NOTE 1)
--------------------------------------------------------------------------------
OIL--DOMESTIC (3.1%)
Chevron Corp. ...............................    4,313            $    373,614
Coastal Corp. ...............................   11,670                 413,555
Exxon Mobil Corp.* ..........................   32,873               2,648,331
                                                                  ------------
                                                                     3,435,500
                                                                  ------------
OIL--INTERNATIONAL (2.3%)
BP Amoco plc (ADR) ..........................   30,790               1,826,232
Conoco, Inc., Class B .......................   26,140                 650,232
USX-Marathon Group, Inc. ....................      400                   9,875
                                                                  ------------
                                                                     2,486,339
                                                                  ------------
OIL--SUPPLIES & CONSTRUCTION (0.4%)
Halliburton Co. .............................    4,800                 193,200
Unocal Corp. ................................    8,500                 285,281
                                                                  ------------
                                                                       478,481
                                                                  ------------
RAILROADS (0.3%)
Canadian National Railway Co. ...............   13,426                 353,272
                                                                  ------------
  TOTAL ENERGY ..............................                        7,125,811
                                                                  ------------
TECHNOLOGY (24.9%)
COMPUTER HARDWARE (4.5%)
Cisco Systems, Inc.* ........................   21,024               2,252,196
Hewlett Packard Co. .........................   13,090               1,491,442
Sun Microsystems, Inc.* .....................   15,090               1,168,532
                                                                  ------------
                                                                     4,912,170
                                                                  ------------
COMPUTER SOFTWARE (7.1%)
BMC Software, Inc.* .........................    4,544                 363,236
Computer Associates International,
  Inc. ......................................   16,889               1,181,174
Microsoft Corp.* ............................   42,591               4,972,499
Oracle Corp.* ...............................   11,784               1,320,545
                                                                  ------------
                                                                     7,837,454
                                                                  ------------
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (6.9%)
Alltel Corp. ................................    6,849                 566,327
Broadwing, Inc.* ............................   11,800                 435,125
Corning, Inc. ...............................   12,610               1,625,902
General Instrument Corp.* ...................    4,200                 357,000
Koninklijke KPN .............................    4,700                 459,232
Lucent Technologies, Inc. ...................   13,010                 973,311
Motorola, Inc. ..............................   13,193               1,942,669
Nortel Networks Corp. .......................   12,360               1,248,360
                                                                  ------------
                                                                     7,607,926
                                                                  ------------
ELECTRONICS (3.5%)
Agilent Technologies, Inc.* .................    2,160                 166,995
Hitachi Ltd. ................................   27,000                 433,141
Intel Corp. .................................   30,450               2,506,416
National Semiconductor Corp.* ...............    9,900                 423,844
STMicroelectronics N.V. .....................    2,300                 348,306
                                                                  ------------
                                                                     3,878,702
                                                                  ------------
OFFICE EQUIPMENT (1.9%)
Dell Computer Corp.* ........................    1,900                  96,900
DST Systems, Inc.* ..........................    5,295                 404,075
International Business Machines
  Corp. .....................................   14,700               1,587,600
                                                                  ------------
                                                                     2,088,575
                                                                  ------------
WIRELESS TELECOMMUNICATION SERVICES (1.0%)
Nokia Oyj (ADR) .............................    2,700                 513,000
Sprint Corp. (PCS Group)* ...................    5,393                 552,783
                                                                  ------------
                                                                     1,065,783
                                                                  ------------
  TOTAL TECHNOLOGY ..........................                       27,390,610
                                                                  ------------

EQ ADVISORS TRUST
MFS GROWTH WITH INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                               NUMBER OF            VALUE
                                                SHARES             (NOTE 1)
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (93.5%)
  (Cost $95,200,953)...................                        $102,706,549
                                                               ------------
PREFERRED STOCK:
CREDIT SENSITIVE (0.0%)
UTILITY--ELECTRIC (0.0%)
Houston Industries, Inc.
  (Cost $10,253).......................             100              12,050
                                                               ------------
                                                 PRINCIPAL
                                                  AMOUNT
                                                  ------
LONG-TERM DEBT SECURITIES:
CREDIT SENSITIVE (0.1%)
Bell Atlantic Financial Services
  4.25%, 9/15/05 ......................       $ 108,000             132,840
Bell Atlantic Financial Services
  4.25%, 9/15/05 ......................          10,000              12,246
                                                               ------------
  TOTAL CREDIT SENSITIVE ..............                             145,086
                                                               ------------
TECHNOLOGY (0.4%)
NTL, Inc.
  5.75%,12/15/09 ......................         320,000             342,816
                                                               ------------
TOTAL LONG-TERM DEBT
  SECURITIES (0.5%)
  (Cost $451,752)......................                             487,902
                                                               ------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (5.6%)
Federal Home Loan Mortgage Corp.
  (Discount Note) 1/3/00
  (Amortized Cost $6,199,483) .........       6,200,000           6,199,483
                                                               ------------
TOTAL INVESTMENTS (99.6%)
  (Cost/Amortized Cost $101,862,441)                            109,405,984
OTHER ASSETS
  LESS LIABILITIES (0.4%) .............                             422,207
                                                               ------------
NET ASSETS (100%) .....................                        $109,828,191
                                                               ============

---------------------
*   Non-income producing.

    Glossary:
    ADR--American Depositary Receipt

EQ ADVISORS TRUST
MFS GROWTH WITH INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999


--------------------------------------------------------------------------------
At December 31, 1999, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)


                                               LOCAL
                                             CONTRACT       COST ON         U.S.$        UNREALIZED
                                              AMOUNT      ORIGINATION      CURRENT     APPRECIATION/
                                              (000'S)         DATE          VALUE      (DEPRECIATION)
                                            ----------   -------------   ----------   ---------------
FOREIGN CURRENCY BUY CONTRACTS
British Pound, expiring 1/4/00 ..........        25         $ 40,865      $ 40,791        $  (74)
European Union, expiring 1/5/00 .........        43           43,756        43,401          (355)

FOREIGN CURRENCY SELL CONTRACTS
European Union, expiring 1/5/00 .........       285          286,712       286,917          (205)
                                                                                          ------
                                                                                          $ (634)
                                                                                          ======

Investment security transactions for the year ended December 31, 1999 were as follows:



COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $122,601,639
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........      25,056,150


As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation ..........     $ 11,162,873
Aggregate gross unrealized depreciation ..........       (4,197,484)
                                                       ------------
Net unrealized appreciation ......................     $  6,965,389
                                                       ============
Federal income tax cost of investments ...........     $102,440,595
                                                       ============


At December 31, 1999, the Portfolio had loaned securities with a total value of $3,013,054 which was secured by cash collateral of $3,060,765.

The Portfolio has a net capital loss carryforward of $836,647 which expires in the year 2007.






                       See Notes to Financial Statements.

EQ ADVISORS TRUST
MFS RESEARCH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999


--------------------------------------------------------------------------------
                                              NUMBER OF             VALUE
                                                SHARES             (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
BASIC MATERIALS (0.8%)
CHEMICALS--SPECIALTY (0.3%)
Cambrex Corp. ...........................       46,700           $ 1,608,231
                                                                 -----------
PAPER (0.5%)
Abitibi-Consolidated, Inc. ..............       29,100               345,563
Bowater, Inc. ...........................       59,300             3,220,731
                                                                 -----------
                                                                   3,566,294
                                                                 -----------
  TOTAL BASIC MATERIALS .................                          5,174,525
                                                                 -----------
BUSINESS SERVICES (4.9%)
PRINTING, PUBLISHING,
  BROADCASTING (4.4%)
CBS Corp.* ..............................       67,000             4,283,813
Comcast Corp., Class A ..................       71,700             3,602,925
Digimarc Corp* ..........................        5,940               297,000
EchoStar Communications Corp.,
  Class A* ..............................       12,400             1,209,000
Infinity Broadcasting Corp.,
  Class A* ..............................      147,575             5,340,370
Time Warner, Inc. .......................      128,300             9,293,731
Tribune Co. .............................      103,500             5,698,969
                                                                 -----------
                                                                  29,725,808
                                                                 -----------
PROFESSIONAL SERVICES (0.5%)
Cendant Corp.* ..........................       24,300               645,469
First Data Corp. ........................       60,000             2,958,750
                                                                 -----------
                                                                   3,604,219
                                                                 -----------
  TOTAL BUSINESS SERVICES ...............                         33,330,027
                                                                 -----------
CAPITAL GOODS (3.8%)
AEROSPACE (1.7%)
General Dynamics Corp. ..................       96,900             5,111,475
United Technologies Corp. ...............      101,300             6,584,500
                                                                 -----------
                                                                  11,695,975
                                                                 -----------
ELECTRICAL EQUIPMENT (0.9%)
General Electric Co. ....................       37,600             5,818,600
                                                                 -----------
MACHINERY (1.2%)
Deere & Co. .............................       31,100             1,348,963
Ingersoll Rand Co. ......................       15,200               836,950
Mannesmann AG ...........................       22,200             5,381,438
SPX Corp.* ..............................        8,100               654,581
                                                                 -----------
                                                                   8,221,932
                                                                 -----------
  TOTAL CAPITAL GOODS ...................                         25,736,507
                                                                 -----------
CONSUMER CYCLICALS (5.6%)
AUTO RELATED (0.2%)
Federal-Mogul Corp. .....................       67,700             1,362,463
                                                                 -----------
LEISURE RELATED (0.5%)
Carnival Corp., Class A .................       70,900             3,389,906
                                                                 -----------
PHOTO & OPTICAL (0.5%)
Polaroid Corp. ..........................       68,100             1,281,131
VISX, Inc.* .............................       49,200             2,546,100
                                                                 -----------
                                                                   3,827,231
                                                                 -----------
RETAIL--GENERAL (4.4%)
Costco Wholesale Corp.* .................       42,800             3,905,500
CVS Corp. ...............................      162,700             6,497,831
GAP, Inc. ...............................       55,400             2,548,400
Office Depot, Inc.* .....................      207,950             2,274,453


--------------------------------------------------------------------------------
                                              NUMBER OF             VALUE
                                                SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Tandy Corp. .............................       29,000           $ 1,426,438
TJX Cos., Inc. ..........................      105,000             2,145,937
Wal-Mart Stores, Inc. ...................      164,000            11,336,500
                                                                 -----------
                                                                  30,135,059
                                                                 -----------
  TOTAL CONSUMER CYCLICALS ..............                         38,714,659
                                                                 -----------
CONSUMER NON-CYCLICALS (14.6%)
BEVERAGES (1.1%)
Anheuser-Busch Cos., Inc. ...............      109,600             7,767,900
                                                                 -----------
CONTAINERS (0.4%)
Owens-Illinois, Inc.* ...................      114,600             2,872,163
                                                                 -----------
DRUGS (5.2%)
American Home Products Corp. ............      266,800            10,521,925
AstraZeneca Group plc ...................      104,800             4,346,637
Bristol-Myers Squibb Co. ................      120,600             7,741,013
Pharmacia & Upjohn, Inc. ................      179,600             8,082,000
Sanofi-Synthelabo S.A.* .................      125,200             5,218,981
                                                                 -----------
                                                                  35,910,556
                                                                 -----------
FOODS (1.0%)
Nabisco Holdings Corp. ..................       88,600             2,801,975
Quaker Oats Co. .........................       64,400             4,226,250
                                                                 -----------
                                                                   7,028,225
                                                                 -----------
HOSPITAL SUPPLIES & SERVICES (2.0%)
Boston Scientific Corp.* ................       99,100             2,167,812
Guidant Corp.* ..........................      105,500             4,958,500
Medtronic, Inc. .........................      176,900             6,445,794
                                                                 -----------
                                                                  13,572,106
                                                                 -----------
RETAIL--FOOD (1.7%)
Albertson's, Inc. .......................          882                28,445
Kroger Co.* .............................      160,900             3,036,987
Safeway, Inc.* ..........................      238,300             8,474,544
                                                                 -----------
                                                                  11,539,976
                                                                 -----------
SOAPS & TOILETRIES (3.2%)
Clorox Co. ..............................      106,200             5,349,825
Colgate Palmolive Co. ...................      107,700             7,000,500
Dial Corp. ..............................      158,700             3,858,394
Procter & Gamble Co. ....................       48,600             5,324,737
                                                                 -----------
                                                                  21,533,456
                                                                 -----------
  TOTAL CONSUMER NON-CYCLICALS                                   100,224,382
                                                                 -----------
CREDIT SENSITIVE (18.5%)
BANKS (2.5%)
Bank of America Corp. ...................       68,100             3,417,769
Bank of Ireland .........................      510,400             4,065,825
Bank One Corp. ..........................       77,300             2,478,431
Chase Manhattan Corp. ...................       33,800             2,625,837
U.S. Bancorp ............................      118,800             2,828,925
Wells Fargo Co. .........................       44,500             1,799,469
                                                                 -----------
                                                                  17,216,256
                                                                 -----------
FINANCIAL SERVICES (3.7%)
Associates First Capital Corp.,
  Class A ...............................       67,414             1,849,672
Capital One Financial Corp. .............       69,000             3,324,938
Citigroup, Inc. .........................      137,650             7,648,178
Merrill Lynch & Co. .....................       16,600             1,386,100
Morgan Stanley Dean Witter &
  Co. ...................................       30,100             4,296,775
Orix Corp. ..............................       13,400             3,017,392
Providian Financial Corp. ...............       42,900             3,906,581
                                                                 -----------
                                                                  25,429,636
                                                                 -----------

EQ ADVISORS TRUST
MFS RESEARCH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                               NUMBER OF              VALUE
                                                SHARES               (NOTE 1)
--------------------------------------------------------------------------------
INSURANCE (5.0%)
American International Group,
  Inc. ...............................         79,250           $ 8,568,906
Aon Corp. ............................         25,000             1,000,000
CIGNA Corp. ..........................         92,200             7,427,862
Hartford Financial Services
  Group, Inc. ........................         72,900             3,453,638
Lincoln National Corp. ...............        122,600             4,904,000
Marsh & McLennan Cos., Inc. ..........         22,400             2,143,400
Reliastar Financial Corp. ............         75,562             2,961,086
United Healthcare Corp. ..............         66,000             3,506,250
                                                                -----------
                                                                 33,965,142
                                                                -----------
MORTGAGE RELATED (0.6%)
Freddie Mac ..........................         87,100             4,099,144
                                                                -----------
UTILITY--ELECTRIC (1.0%)
AES Corp.* ...........................         33,300             2,489,175
CMS Energy Corp. .....................         65,800             2,052,137
Texas Utilities Co. ..................         63,100             2,243,994
                                                                -----------
                                                                  6,785,306
                                                                -----------
UTILITY--TELEPHONE (5.7%)
Bell Atlantic Corp. ..................        160,300             9,868,469
GTE Corp. ............................         27,100             1,912,244
MCI WorldCom, Inc.* ..................        212,573            11,279,628
Nippon Telegraph & Telephone .........            321             5,494,962
SBC Communications, Inc. .............         84,900             4,138,875
Sprint Corp. (FON Group) .............        100,100             6,737,981
                                                                -----------
                                                                 39,432,159
                                                                -----------
  TOTAL CREDIT SENSITIVE .............                          126,927,643
                                                                -----------
DIVERSIFIED (2.7%)
MISCELLANEOUS (2.7%)
Danaher Corp. ........................        110,200             5,317,150
Tyco International Ltd. ..............        332,772            12,936,512
                                                                -----------
                                                                 18,253,662
                                                                -----------
ENERGY (6.3%)
COAL & GAS PIPELINES (0.4%)
Columbia Energy Group ................         41,350             2,615,388
                                                                -----------
OIL--DOMESTIC (1.6%)
Atlantic Richfield Co. ...............         22,200             1,920,300
Exxon Mobil Corp.* ...................        115,921             9,338,885
                                                                -----------
                                                                 11,259,185
                                                                -----------
OIL--INTERNATIONAL (3.3%)
BP Amoco plc (ADR) ...................        106,968             6,344,539
Conoco, Inc., Class B ................        306,800             7,631,650
Devon Energy Corp. ...................         26,800               881,050
EOG Resources Inc. ...................         97,000             1,703,563
Total Fina S.A. (ADR) ................         10,900               754,825
Total Fina S.A., Class B .............         38,800             5,183,923
                                                                -----------
                                                                 22,499,550
                                                                -----------
OIL--SUPPLIES & CONSTRUCTION (1.0%)
Cooper Cameron Corp.* ................         34,700             1,698,131
Noble Drilling Corp.* ................         66,300             2,171,325
Transocean Sedco Forex, Inc. .........         86,400             2,910,600
                                                                -----------
                                                                  6,780,056
                                                                -----------
  TOTAL ENERGY .......................                           43,154,179
                                                                -----------



--------------------------------------------------------------------------------
                                               NUMBER OF              VALUE
                                                SHARES               (NOTE 1)
--------------------------------------------------------------------------------
TECHNOLOGY (38.3%)
COMPUTER HARDWARE (6.7%)
Cisco Systems, Inc.* .................        199,800           $21,403,575
Hewlett Packard Co. ..................         29,100             3,315,581
Sun Microsystems, Inc.* ..............        271,200            21,001,050
                                                                -----------
                                                                 45,720,206
                                                                -----------
COMPUTER SOFTWARE (12.3%)
America Online, Inc.* ................         55,200             4,164,150
Ariba, Inc.* .........................          9,600             1,702,800
BEA Systems, Inc.* ...................         11,000               769,312
BMC Software, Inc.* ..................        113,800             9,096,887
Citrix Systems, Inc.* ................         18,900             2,324,700
Computer Associates
  International, Inc. ................         44,550             3,115,716
Compuware Corp.* .....................        116,600             4,343,350
Intuit* ..............................            600                35,963
Liberate Technologies, Inc. ..........         12,875             3,308,875
Macromedia, Inc.* ....................         20,100             1,469,812
Microsoft Corp.* .....................        255,800            29,864,650
Oracle Corp.* ........................        153,850            17,240,816
Phone.com, Inc.* .....................          4,600               533,313
Trintech Group plc (ADR)* ............         17,175               850,162
VERITAS Software Corp.* ..............         40,200             5,753,625
                                                                -----------
                                                                 84,574,131
                                                                -----------
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (4.3%)
Corning, Inc. ........................         39,400             5,080,138
General Instrument Corp.* ............          7,300               620,500
Motorola, Inc. .......................        102,900            15,152,025
Nortel Networks Corp. ................         85,700             8,655,700
                                                                -----------
                                                                 29,508,363
                                                                -----------
ELECTRONICS (9.6%)
Analog Devices, Inc.* ................        220,800            20,534,400
Ancor Communications, Inc.* ..........          4,300               291,863
DII Group, Inc.* .....................         25,400             1,802,606
Flextronics International, Ltd.* .....         56,000             2,576,000
Hitachi Ltd. .........................        307,000             4,924,973
Intel Corp. ..........................         35,200             2,897,400
LSI Logic Corp.* .....................        216,000            14,580,000
Micron Technology, Inc.* .............         37,300             2,900,075
Oak Industries, Inc.* ................         35,700             3,788,662
SCI Systems, Inc.* ...................         12,000               986,250
Seagate Technology, Inc.* ............         78,400             3,650,500
VeriSign, Inc.* ......................         37,000             7,057,750
                                                                -----------
                                                                 65,990,479
                                                                -----------
OFFICE EQUIPMENT (2.5%)
EMC Corp.* ...........................        101,400            11,077,950
International Business Machines
  Corp. ..............................         56,200             6,069,600
                                                                -----------
                                                                 17,147,550
                                                                -----------
WIRELESS TELECOMMUNICATION
  SERVICES (2.9%)
Ericsson AB, Class B .................         42,500             2,737,899
Sprint Corp. (PCS Group)* ............        167,100            17,127,750
                                                                -----------
                                                                 19,865,649
                                                                -----------
  TOTAL TECHNOLOGY ...................                          262,806,378
                                                                -----------
TOTAL COMMON STOCKS (95.5%)
  (Cost $512,078,680) ................                          654,321,962
                                                                -----------

EQ ADVISORS TRUST
MFS RESEARCH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999


------------------------------------------------------------------
                                        PRINCIPAL        VALUE
                                          AMOUNT        (NOTE 1)
------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSITS (0.1%)
Chase Nassau,
  3.48%, 1/3/00 .....................  $   449,881   $    449,881
                                                     ------------
U.S. GOVERNMENT AGENCIES (4.5%)
Federal Home Loan Mortgage
  Corp. (Discount Note), 1/3/00 .....   31,000,000     30,997,417
                                                     ------------
TOTAL SHORT-TERM DEBT
  SECURITIES: (4.6%)
  (Amortized Cost $31,447,298) ......                  31,447,298
                                                     ------------
TOTAL INVESTMENTS (100.1%)
  (Cost/Amortized Cost
  $543,525,978) .....................                 685,769,260
OTHER ASSETS
  LESS LIABILITIES (-0.1%) ..........                    (499,754)
                                                     ------------
NET ASSETS (100%) ...................                $685,269,506
                                                     ============

----------
*   Non-income producing.

    Glossary:
    ADR--American Depositary Receipt
--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 1999 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities ......... $604,880,755
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........  457,887,286


As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:



Aggregate gross unrealized appreciation..........  $ 166,676,278
Aggregate gross unrealized depreciation..........    (27,073,591)
                                                   -------------
Net unrealized appreciation .....................  $ 139,602,687
                                                   =============
Federal income tax cost of investments ..........  $ 546,166,573
                                                   =============


At December 31, 1999, the Portfolio had loaned securities with a total value of $41,235,754, which was secured by collateral of $41,989,584.


The Portfolio utilized net capital loss carryforwards of $5,142,662 during 1999.






                       See Notes to Financial Statements.

EQ ADVISORS TRUST
MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999


--------------------------------------------------------------------------------
                                             NUMBER OF               VALUE
                                              SHARES               (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
ARGENTINA (0.8%)
Telecom Argentina S.A. (ADR)........           27,997         $    958,897
Telefonica de Argentina (ADR).......           16,505              509,592
                                                              ------------
                                                                 1,468,489
                                                              ------------
BRAZIL (5.2%)
Celular CRT Participacoes SA* ......        5,514,239              961,520
Cia Vale do Rio Doce (ADR) .........           14,233              396,792
Companhia Energetica de Minas
  Gerais ( ADR) ....................           11,272              254,538
Coteminas ..........................          359,200               22,866
Coteminas (ADR)+  ++ ...............            1,155                3,220
CRT, Class A .......................        3,866,759            1,198,663
Petrobras S.A. (ADR) ...............           33,480              858,695
Tele Nordeste Celular (ADR) ........            1,335               67,418
Tele Norte Leste Participacoes
  S.A. (ADR) .......................           23,726              605,013
Telebras S.A. (ADR) (Block) ........            7,455              957,967
Telecentro Sul Participacoes S.A
  (ADR) ............................            4,346              394,399
Telecular Sul (ADR) ................            9,246              293,560
Telemig Celular (ADR) ..............            2,948              136,161
Telesp Celular Participacoes S.A.
  (ADR) ............................           24,165            1,023,992
Telesp Participacoes S.A. (ADR).....            2,610               63,782
Telesudeste Celular Participacoes
  S.A. (ADR) .......................           17,037              661,249
Unibanco (GDR) .....................           66,436            2,001,384
                                                              ------------
                                                                 9,901,219
                                                              ------------
CHILE (0.2%)
Endesa Empresa S.A. (ADR) ..........            7,062              100,192
Enersis S.A. (ADR) .................            7,371              173,219
Santa Isabel S.A. (ADR)* ...........            1,975               19,256
                                                              ------------
                                                                   292,667
                                                              ------------
CHINA (0.4%)
Guangdong Kelon Electrical
  Holdings Co. Ltd. ................          126,000               95,633
Legend Holdings Ltd. ...............          141,000              350,074
Yanzhou Coal Mining Co., Ltd.
  (ADR) ............................           12,220              172,607
Zhenhai Refining and Chemical
  Co., Ltd. ........................          492,300               87,396
                                                              ------------
                                                                   705,710
                                                              ------------
CZECH REPUBLIC (0.4%)
SPT Telecom A.S. ...................           32,459              522,626
SPT Telecom A.S. (GDR) .............           10,439              167,546
                                                              ------------
                                                                   690,172
                                                              ------------
EGYPT (1.0%)
Al-Ahram Beverages Co.
  (GDR)* ...........................           14,027              276,332
Eastern Tobacco ....................            4,045              106,176
Egypt Gas Co. ......................            2,000              122,569
Egyptian Company for Mobile
  Services .........................           31,453            1,441,280
                                                              ------------
                                                                 1,946,357
                                                              ------------
GREECE (1.0%)
Alpha Credit Bank ..................            4,040              318,145



--------------------------------------------------------------------------------
                                             NUMBER OF               VALUE
                                              SHARES               (NOTE 1)
--------------------------------------------------------------------------------
Hellenic Telecommunications
  (ADR) ............................           34,844         $    415,950
Hellenic Telecommunications
  Organization SA ..................           15,930              379,320
National Bank of Greece S.A. .......            4,530              334,869
National Bank of Greece S.A.
  (ADR)* ...........................           11,680              164,250
Panafon Hellenic Telecom Co.
  S.A. .............................           16,850              227,501
Panafon Hellenic Telecom Co.
  S.A. (GDR)*+ .....................           13,210              177,198
                                                              ------------
                                                                 2,017,233
                                                              ------------
HONG KONG (3.1%)
China Telecom (Hong Kong)
  Ltd. .............................          383,000            2,394,520
China Telecom Ltd. (ADR)* ..........           11,500            1,478,469
Great Wall Technology Co.,
  Ltd.* ............................          823,000              799,338
TCL International* .................        1,202,000              842,722
Timeless Software Ltd.* ............          170,000               98,411
Yue Yuen Industrial Hldgs* .........          113,000              270,380
                                                              ------------
                                                                 5,883,840
                                                              ------------
HUNGARY (0.7%)
Matav Rt. ..........................           30,851              216,263
Matav Rt. (ADR) ....................           28,923            1,041,228
OTP Bank Rt. .......................            2,156              126,286
                                                              ------------
                                                                 1,383,777
                                                              ------------
INDIA (8.8%)
Associated Cement Cos., Ltd.
  (Dematerialized) .................            3,000               17,121
Associated Cement Cos., Ltd.* ......           42,750              243,970
Bank of Baroda .....................           22,250               32,659
Bharat Heavy Electricals Ltd.
  (Dematerialized) .................          150,750              727,585
Container Corp. of India Ltd. ......           57,300              322,724
Container Corp. of India Ltd.
  (Dematerialized) .................           47,500              267,529
Corporation Bank
  (Dematerialized) .................           33,950               86,631
Dabur India Ltd. ...................            5,200              141,057
Gujarat Ambuja Cements Ltd. ........           44,500              333,494
Gujarat Ambuja Cements Ltd.
  (GDR)* ...........................           10,000               78,500
Gujarat Ambuja Cements Ltd.* .......           34,200              256,303
HCL Technologies Ltd.*++ ...........            5,100               68,000
Hero Honda Motors Ltd. .............            8,124              210,851
Hero Honda Motors Ltd.
  (Dematerialized) .................           36,053              935,720
Hindustan Lever Ltd. ...............            6,250              323,276
Hindustan Lever Ltd.
  (Dematerialized) .................           11,100              574,138
Housing Development Finance
  Corp., Ltd. (Dematerialized) .....           36,500              259,150
Indo Gulf Corp., Ltd.* .............           79,500              115,138
Infosys Technology, Ltd.
  (Dematerialized) .................           14,365            4,793,700
ITC Ltd. (Dematerialized) ..........              200                3,057
Larsen & Toubro Ltd.
  (Dematerialized) .................           53,000              677,303
Larsen & Toubro Ltd. (GDR) .........           11,000              365,750


EQ ADVISORS TRUST
MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                         NUMBER OF               VALUE
                                          SHARES               (NOTE 1)
--------------------------------------------------------------------------------
Lupin Laboratories Ltd.* ...........     15,500               $    169,609
NIIT Ltd. ..........................      4,750                    362,043
NIIT Ltd. (Dematerialized) .........      2,650                    201,982
Oriental Bank Of Commerce* .........     56,500                     59,747
Reliance Industries (GDR) ..........     15,500                    221,650
Reliance Industries Ltd.
  (Dematerialized) .................     85,250                    457,998
Satyam Computer Services Ltd. ......     26,990                  1,364,391
State Bank of India
  (Dematerialized) .................     68,500                    353,917
State Bank of India (GDR) ..........     19,500                    237,900
Strides Arcolab Ltd.*++ ............      2,500                     22,989
Tata Engineering & Locomotive.......     29,000                    134,000
Tata Engineering & Locomotive
  (Dematerialized) .................     74,000                    341,931
Tata Engineering & Locomotive
  Co.* .............................     40,000                    210,000
Tata TEA Limited
  (Dematerialized)* ................     24,820                    299,552
Videsh Sanchar Nigam Ltd.
  (Dematerialized) .................      4,500                    187,138
Videsh Sanchar Nigam Ltd.
  (GDR)* ...........................      3,000                     73,800
Zee Telefilms Ltd. .................     53,000                  1,331,457
                                                              ------------
                                                                16,863,760
                                                              ------------
INDONESIA (1.4%)
Gudang Garam .......................    383,100                  1,030,738
Indah Kiat Pulp & Paper Co. ........    619,400                    243,771
Indofood Sukses Makmur .............    329,500                    412,612
Semen Gresik (Persero) Tbk. ........    256,400                    406,387
Telekomunikasi (ADR) ...............     45,718                    502,898
                                                              ------------
                                                                 2,596,406
                                                              ------------
ISRAEL (5.3%)
BATM Advanced
  Communications Ltd.* .............      6,709                    554,785
Check Point Software
  Technologies* ....................      6,203                  1,232,846
ECI Telecommunications .............     80,077                  2,532,431
Galileo Technology Ltd.* ...........      8,484                    204,676
Gilat Satellite Networks Ltd.* .....     30,541                  3,626,744
Jacada Ltd.* .......................      2,265                     63,137
Nice Systems Ltd. (ADR)* ...........      9,295                    457,198
Nice Systems Ltd.* .................      2,119                    103,172
Orbotech Ltd.* .....................      8,729                    676,459
Orckit Communications Ltd.* ........      4,430                    152,697
RADWARE Ltd.* ......................      2,740                    118,162
Sapiens International Corp.* .......      9,290                    152,704
Tecnomatix Technologies Ltd.* ......      5,240                    150,650
TTI Team Telecom International
  Ltd.* ............................      8,140                    147,537
                                                              ------------
                                                                10,173,198
                                                              ------------
KOREA (19.7%)
Cheil Jedang Corp. .................      8,030                    926,402
Dacom Corp.* .......................      2,570                  1,324,042
Daewoo Securities Co. ..............     22,034                    249,350
Daou Technology, Inc.* .............     12,498                    434,772
Digital Chosun Co., Ltd.* ..........        920                    183,919
Good Morning Securities Co.,
  Ltd. .............................     69,400                    331,873



--------------------------------------------------------------------------------
                                       NUMBER OF                  VALUE
                                        SHARES                   (NOTE 1)
--------------------------------------------------------------------------------
Hana Bank ..........................    25,360                $    197,654
Hankuk Glass Industries, Inc. ......     9,250                     175,143
Hanvit Bank ........................   105,210                     355,796
Hanvit Bank (GDR)*+ ................    40,330                     260,129
Housing & Commercial Bank ..........    14,900                     472,391
Humax Co., Ltd.* ...................    22,540                     381,125
Hyundai Electronics Industries
  Co. ..............................    32,374                     687,110
Hyundai Securities Co.* ............    11,000                     215,059
Insung Information* ................     8,300                     283,611
Kookmin Bank .......................    46,508                     729,055
Korea Electric Power Corp.
  (ADR) ............................    42,119                     705,493
Korea Technology Banking Co.*.......    22,040                     213,509
Korea Telecom Corp. ................        90                      14,188
Korea Telecom Corp. SP (ADR)........    48,000                   3,588,000
LG Electronics .....................    11,050                     457,376
LG Securities Co.* .................    11,630                     197,674
Maxon Electronics Co.* .............        90                       1,110
Mirae Co.* .........................    41,490                     322,639
Pantech Co., Ltd.* .................    21,820                     490,013
Pohang Iron & Steel Co., Ltd. ......     5,610                     640,214
Samsung Electro-Mechanics Co........    10,773                     716,303
Samsung Electronics Co. ............    54,945                  12,871,308
Samsung Securities Co., Ltd. .......     7,610                     230,545
Serome Technology, Inc.* ...........       950                     202,466
SK Telecom Co. Ltd. (ADR) ..........    56,063                   2,151,414
SK Telecom Co., Ltd. ...............     1,845                   6,613,078
Telson Electronics Co., Ltd.* ......    22,130                     432,661
Trigem Computer Inc.* ..............     6,746                     748,565
                                                              ------------
                                                                37,803,987
                                                              ------------
MALAYSIA (0.4%)
British American Tobacco Bhd. ......    19,000                     144,998
Commerce Asset Holding Bhd. ........     2,000                       5,132
Malayan Banking Bhd. ...............    55,000                     195,392
Nestle (Malaysia) Bhd. .............    14,000                      60,420
Public Bank Bhd. ...................    93,000                      81,252
Sime Darby Bhd. ....................    11,000                      13,952
Telekom Malaysia Bhd. ..............    92,000                     355,890
                                                              ------------
                                                                   857,036
                                                              ------------
MEXICO (10.8%)
Alfa S.A.* .........................    74,867                     351,433
Cemex S.A. (ADR)* ..................    43,545                   1,213,812
Cemex S.A. (CPO)* ..................   361,103                   2,018,825
Cifra S.A. (ADR)* ..................     5,650                     113,238
Cifra S.A., Class C* ...............    34,210                      65,100
Cifra S.A., Series V* ..............   122,206                     244,928
Fomento Economico Mexicano
  S.A. .............................   392,796                   1,752,666
Fomento Economico Mexicano
  S.A. (ADR) (UBD Unit) ............    19,989                     889,510
Grupo Carso S.A., Class A1 .........    63,277                     315,050
Grupo Financiero Banamex* ..........   275,539                   1,104,481
Grupo Financiero Bancomer
  (ADR)+ ...........................    23,989                     200,908
Grupo Financiero Bancomer* .........   733,875                     306,555
Grupo Televisa S.A. (GDR)* .........    61,463                   4,194,850
Kimberly Clark de Mexico S.A.,
  Class A ..........................   114,197                     445,705

EQ ADVISORS TRUST
MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                               NUMBER OF               VALUE
                                                SHARES               (NOTE 1)
--------------------------------------------------------------------------------
Telefonos de Mexico S.A.,
  Class L (ADR) ......................           66,080         $  7,434,000
                                                                ------------
                                                                  20,651,061
                                                                ------------
PAKISTAN (0.1%)
Pakistan State Oil Co., Ltd. .........           13,200               47,240
Pakistan Telecommunications
  Corp., Class A .....................          274,000              109,684
                                                                ------------
                                                                     156,924
                                                                ------------
POLAND (1.1%)
Elektrim S.A.* .......................           30,882              306,206
Polski Koncern Naftowy
  (GDR)*+ ............................           25,450              318,125
Prokom Software (GDR) ................            6,348               99,029
Telekomunikacja Polska S.A.
  (GDR) ..............................          214,557            1,367,801
Wielkopolski Bank Kredytowy
  S.A. ...............................           14,932              101,111
                                                                ------------
                                                                   2,192,272
                                                                ------------
RUSSIA (2.3%)
LUKoil Holding (ADR) .................           29,608            1,539,616
Rostelecom (ADR) .....................           12,800              216,000
Surgutneftegaz (ADR)* ................          114,585            1,990,914
Unified Energy System (ADR) ..........            1,700               22,525
Unified Energy System (GDR)*..........           52,181              626,172
                                                                ------------
                                                                   4,395,227
                                                                ------------
SINGAPORE (0.5%)
Chartered Semiconductor
  (ADR)* .............................              200               14,600
Chartered Semiconductor* .............           52,000              284,119
Natsteel Electronics Ltd. ............           64,000              338,156
Venture Manufacturing Ltd. ...........           28,000              321,105
                                                                ------------
                                                                     957,980
                                                                ------------
SOUTH AFRICA (5.1%)
Amalgamated Banks of South
  Africa Group Ltd. ..................           91,217              409,364
Anglo American Platinum Corp.
  Ltd. ...............................           15,305              465,371
Bidvest Group Ltd. ...................          151,339            1,478,939
Billiton plc .........................           96,268              553,345
BOE Corp., Ltd. ......................          817,209              620,547
BOE Ltd. .............................           45,800               44,683
Comparex Holdings Ltd. ...............           46,930              328,892
De Beers Centenary AG ................           52,082            1,515,883
De Beers Consolidated Mines
  (ADR) ..............................            9,080              262,752
Dimension Data Holdings Ltd.*.........           96,393              605,003
Educor Ltd. ..........................          140,880              118,202
Ellerine Holdings Ltd. ...............           63,449              335,300
Firstrand Ltd. .......................          436,840              625,072
M-Cell Ltd. ..........................           96,440              373,215
Nedor Ltd. ...........................           20,493              456,511
New Africa Investments Ltd.,
  Class N* ...........................          382,050              212,457
Rembrandt Group Ltd. .................           66,349              632,203
Sappi Ltd. ...........................           33,600              332,176
Sasol Ltd. ...........................           55,100              452,447
                                                                ------------
                                                                   9,822,362
                                                                ------------


--------------------------------------------------------------------------------
                                               NUMBER OF               VALUE
                                                SHARES               (NOTE 1)
--------------------------------------------------------------------------------
TAIWAN (11.9%)
Accton Technology Corp.* .............         306,000          $  1,038,362
Acer Peripherals, Inc. ...............         242,736             1,005,438
Acer Peripherals, Inc. (GDR)* ........           8,832               365,831
ACER, Inc. ...........................         431,550             1,299,394
Advanced Semiconductor
  Engineering, Inc.* .................         189,696               676,946
Ambit Microsystems Corp.* ............          22,000               163,326
ASE Test Ltd.* .......................           4,000                97,500
Asustek Computer, Inc. ...............         152,942             1,612,994
China Steel ..........................         690,500               510,422
China Trust Commercial Bank ..........         141,040               164,026
Compal Electronics Inc. ..............         121,590               408,722
Compeq Manufacturing Co.,
  Ltd.* ..............................         113,000               615,676
D-Link Corp. .........................         131,000               283,830
Delta Electronic Industrial ..........         157,000               680,325
Dialer and Business* .................         521,000               929,616
Far Eastern Textiles Ltd. ............         460,340             1,100,064
Far Eastern Textiles Ltd.
  (GDR)*+ ............................           6,600               158,400
Hon Hai Precision Industry Co.,
  Ltd. (GDR)*+ .......................          11,200               216,440
Hon Hai Precision Industry Co.,
  Ltd.* ..............................         159,000             1,185,471
International Commercial Bank
  China ..............................         129,200               144,905
President Chain Store Corp. ..........         128,000               564,856
Ritek Corp. (GDR)*+ ..................          21,300               246,547
Ritek Corp.* .........................          33,000               199,777
Siliconware Precision Industries*.....         251,370               640,739
Taishin International Bank* ..........         223,680               125,435
Taiwan Semiconductor
  Manufacturing Co. (ADR)* ...........           3,600               162,000
Taiwan Semiconductor
  Manufacturing Co.* .................         904,560             4,813,176
United Microelectronics
  (Dematerialized)* ..................         844,000             3,011,885
Universal Scientific Industrial
  Co., Ltd.* .........................          66,000               208,189
Wyse Technology Taiwan Ltd.* .........          87,000               169,093
                                                                ------------
                                                                  22,799,385
                                                                ------------
THAILAND (1.9%)
Advanced Information Service
  plc (Foreign) ......................          49,700               833,942
BEC World plc (Foreign) ..............          46,600               329,101
Delta Electronics PCL (Foreign).......          55,560               660,849
Shinawatra Computer Co.
  (Foreign) ..........................          53,900               509,449
Siam City Cement Co., Ltd.
  (Foreign) ..........................         137,266               736,167
Thai Farmers Bank PCL
  (Foreign) ..........................         364,600               609,845
                                                                ------------
                                                                   3,679,353
                                                                ------------
TURKEY (7.8%)
Dogan Sirketler Grubu Holdings........      91,341,000             2,694,425
Dogan Yayin Holdings* ................      48,324,000               712,743
Ege Biracilik ........................      10,921,000               835,585
Erciyas Biracilik Ve Malt Sanayii
  T.A.S.* ............................       1,637,512                78,494
Eregli Demir Celik* ..................       9,174,000               380,559

EQ ADVISORS TRUST
MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------
                                         NUMBER OF          VALUE
                                           SHARES          (NOTE 1)
--------------------------------------------------------------------------
Migros Turk T.A.S. .................       328,000     $    211,652
Sabanci Holding ....................    20,748,000        1,204,945
Tupras-Turkiye Petrol
  Rafinerileri T.A.S. ..............     3,283,000          369,216
Turkiye Garanti Bankasi T.A.S.*.....    57,818,400          874,098
Turkiye Is Bankasi .................    31,876,200        1,527,989
Vestel Elektronik Sanayi Ve
  Ticaret T.A.S.* ..................     3,580,090          858,060
Yapi Ve Kredi Bankasi T.A.S. .......   163,576,309        5,051,444
Yapi Ve Kredi Bankasi* (GDR) .......         3,500          103,250
                                                       ------------
                                                         14,902,460
                                                       ------------
UNITED KINGDOM (0.1%)
Billiton plc .......................        18,104          106,798
OTP Bank (GDR)* ....................         1,830          106,597
                                                       ------------
                                                            213,395
                                                       ------------
UNITED STATES (1.3%)
Amdocs Ltd.* .......................        21,004          724,638
Comverse Technology, Inc.* .........         6,517          943,263
DSP Group, Inc.* ...................         7,083          658,719
Zoran Corp.* .......................         3,850          214,638
                                                       ------------
                                                          2,541,258
                                                       ------------
  TOTAL COMMON STOCKS (91.3%)
     (Cost $123,626,220)............                    174,895,528
                                                       ------------
WARRANTS:
THAILAND (0.1%)
Siam Commercial Bank*,
  expiring 5/10/02 .................       414,000          192,354
Siam Commercial Bank*,
  expiring 6/22/04 .................        10,500            4,321
                                                       ------------
TOTAL WARRANTS (0.1%)
  (Cost $0).........................                        196,675
                                                       ------------
PREFERRED STOCKS:
BRAZIL (3.4%)
Cia Emergetica Minas GER ...........    34,048,381          763,332
Companhia Vale do Rio Doce,
  Class A ..........................        53,511        1,481,068
Lojas Arapua S.A.* .................     1,248,000                0
Petrobras S.A. .....................     5,414,144        1,378,636
Tele Celular Sul S.A. ..............    40,533,820          134,627
Tele Centro Oeste S.A. .............     1,634,505            3,438
Tele Centro Sul S.A. ...............    43,193,990          788,801
Tele Nordeste Celular S.A. .........    19,986,220           51,998
Tele Norte Leste S.A. ..............    13,349,020          358,388
Tele Sudeste Celular S.A. ..........    40,418,870          298,695
Telecomunicacoes de Sao Paulo ......     6,158,666          149,322
Telemig Celular S.A. ...............    66,634,220          145,699
Telerj Celular S.A., Class B .......     1,056,000           29,169
Telesp Celular S.A. ................    28,163,656          498,886
Telesp Celular S.A., Class B .......     4,046,744          320,335
                                                       ------------
TOTAL PREFERRED STOCKS (3.4%)
  (Cost $4,249,762).................                      6,402,394
                                                       ------------
TOTAL INVESTMENTS (94.8%)
  (Cost $127,875,982)...............                    181,494,597
OTHER ASSETS
  LESS LIABILITIES (5.2%) ..........                     10,086,238
                                                       ------------
NET ASSETS (100%) ..................                   $191,580,835
                                                       ============



--------------------------------------------------------------------------------
MARKET SECTOR DIVERSIFICATION (Unaudited)
As a Percentage of Total Common Stocks,
  Preferred Stocks and Warrants
Basic Materials .........................                3.3%
Business Services .......................                4.6
Capital Goods ...........................                5.3
Consumer Cyclicals ......................                3.1
Consumer Non-Cyclicals ..................                4.3
Credit Sensitive ........................               21.1
Diversified .............................                4.9
Energy ..................................                3.7
Technology
 Computer Hardware ......................       1.0
 Computer Software ......................       3.3
 Electronics ............................      16.9
 Office Equipment .......................       5.6
 Office Equipment Services ..............       1.1
 Telecommunications .....................      21.8
                                               ----
Total Technology ........................               49.7
                                                       -----
                                                       100.0%
                                                       =====

---------------------
*     Non-income producing.

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1999, these securities amounted to $1,580,968 or 0.83% of net assets.

++ Securities (totaling $94,209 or 0.05% of net assets) valued at fair value.

 Glossary:
 ADR--American Depositary Receipt
 CPO--Certificate of Participation
 GDR--Global Depositary Receipt

 UBD Unit--each unit represents 1 B share, 2 D-B shares and 2 D-L shares.

 Block--Shares represent each of the 12 holding companies that were formed following the September 21, 1998 break-up of Telebras S.A.

 Dematerialized--Securities changed from paper to electronic format.

EQ ADVISORS TRUST
MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999


--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 1999 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $182,793,425
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     110,740,208


As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:



Aggregate gross unrealized appreciation .........     $ 55,240,593
Aggregate gross unrealized depreciation .........       (3,489,040)
                                                      ------------
Net unrealized appreciation .....................     $ 51,751,553
                                                      ============
Federal income tax cost of investments ..........     $129,743,044
                                                      ============


For the period from January 1, 1999 to December 31, 1999, the Portfolio incurred approximately $11,109 and $6,812 as brokerage commissions with Morgan Stanley & Co., Inc., and Donaldson, Lufkin & Jenrette Corp., respectively, both affiliated broker/dealers.

The Portfolio utilized net capital loss carryforwards of $6,887,145 during 1999.














                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/PUTNAM BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999


--------------------------------------------------------------------------------
                                         NUMBER                VALUE
                                        OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
BASIC MATERIALS (4.6%)
CHEMICALS (1.4%)
Air Products & Chemicals, Inc. .....    4,400                $    147,675
Dow Chemical Co.  ..................    5,000                     668,125
Du Pont (E.I.) de Nemours &
  Co. ..............................    5,661                     372,918
Monsanto Co. .......................    8,740                     311,363
                                                             ------------
                                                                1,500,081
                                                             ------------
CHEMICALS--SPECIALTY (1.4%)
Eastman Chemical Co. ...............    5,000                     238,438
Engelhard Corp. ....................   16,500                     311,438
PPG Industries, Inc. ...............    9,000                     563,062
Praxair, Inc.  .....................    2,400                     120,750
Rohm & Haas Co. ....................    6,300                     256,331
                                                             ------------
                                                                1,490,019
                                                             ------------
METALS & MINING (1.0%)
Alcoa, Inc. ........................    4,600                     381,800
Minnesota Mining &
  Manufacturing Co. ................    6,700                     655,762
                                                             ------------
                                                                1,037,562
                                                             ------------
PAPER (0.8%)
Mead Corp.  ........................   15,100                     655,906
Temple-Inland, Inc. ................    2,900                     191,219
                                                             ------------
                                                                  847,125
                                                             ------------
 TOTAL BASIC MATERIALS .............                            4,874,787
                                                             ------------
BUSINESS SERVICES (1.6%)
ENVIRONMENTAL CONTROL (0.4%)
Waste Management, Inc.  ............   24,300                     417,656
                                                             ------------
PRINTING, PUBLISHING,
  BROADCASTING (0.6%)
McGraw Hill Cos., Inc.  ............    9,700                     597,762
                                                             ------------
PROFESSIONAL SERVICES (0.2%)
Service Corp. International ........   25,300                     175,519
                                                             ------------
TRUCKING, SHIPPING (0.4%)
FDX Corp.* .........................   11,300                     462,594
                                                             ------------
  TOTAL BUSINESS SERVICES ..........                            1,653,531
                                                             ------------
CAPITAL GOODS (4.6%)
AEROSPACE (1.4%)
Boeing Co. .........................   14,600                     606,813
Raytheon Co. .......................   13,700                     363,906
United Technologies Corp. ..........    7,900                     513,500
                                                             ------------
                                                                1,484,219
                                                             ------------
BUILDING MATERIALS & FOREST
  PRODUCTS (1.0%)
Weyerhaeuser Co. ...................   14,600                   1,048,462
                                                             ------------
ELECTRICAL EQUIPMENT (1.0%)
Eaton Corp. ........................    5,000                     363,125
Emerson Electric Co.  ..............   11,800                     677,025
                                                             ------------
                                                                1,040,150
                                                             ------------
MACHINERY (1.2%)
Dover Corp. ........................   11,500                     521,812
Illinois Tool Works, Inc. ..........    6,800                     459,425
W.W. Grainger, Inc. ................    6,200                     296,438
                                                             ------------
                                                                1,277,675
                                                             ------------
  TOTAL CAPITAL GOODS ..............                            4,850,506
                                                             ------------


--------------------------------------------------------------------------------
                                         NUMBER                VALUE
                                        OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
CONSUMER CYCLICALS (6.1%)
AIRLINES (0.7%)
Delta Air Lines, Inc. ..............    7,000                $    348,687
UAL Corp.* .........................    4,700                     364,544
                                                             ------------
                                                                  713,231
                                                             ------------
APPAREL & TEXTILES (0.3%)
Shaw Industries, Inc. ..............   23,132                     357,100
                                                             ------------
AUTO RELATED (0.2%)
Lear Corp.* ........................    7,500                     240,000
                                                             ------------
AUTOS & TRUCKS (1.1%)
Ford Motor Co.  ....................   13,100                     700,031
General Motors Corp. ...............    5,400                     392,513
                                                             ------------
                                                                1,092,544
                                                             ------------
FOOD SERVICES, LODGING (0.6%)
Marriot International, Inc. ........    8,900                     280,906
Starwood Hotels & Resorts
  Worldwide, Inc. ..................   16,600                     390,100
                                                             ------------
                                                                  671,006
                                                             ------------
HOUSEHOLD FURNITURE,
  APPLIANCES (0.8%)
Fortune Brands, Inc. ...............   14,300                     472,794
Whirlpool Corp. ....................    5,800                     377,363
                                                             ------------
                                                                  850,157
                                                             ------------
LEISURE RELATED (0.9%)
Hasbro, Inc. .......................   22,800                     434,625
Walt Disney Co. ....................   15,800                     462,150
                                                             ------------
                                                                  896,775
                                                             ------------
PHOTO & OPTICAL (0.4%)
Eastman Kodak Co.  .................    5,600                     371,000
                                                             ------------
RETAIL--GENERAL (1.1%)
CVS Corp. ..........................    3,700                     147,769
Federated Department Stores,
  Inc.* ............................   14,500                     733,156
Rite Aid Corp. .....................   12,500                     139,844
Staples, Inc.* .....................    8,400                     174,300
                                                             ------------
                                                                1,195,069
                                                             ------------
  TOTAL CONSUMER CYCLICALS .........                            6,386,882
                                                             ------------
CONSUMER NON-CYCLICALS (9.6%)
BEVERAGES (1.6%)
Anheuser-Busch Cos., Inc. ..........    2,400                     170,100
Pepsi Bottling Group, Inc. .........   26,000                     430,625
PepsiCo, Inc.  .....................   16,000                     564,000
Seagram Ltd. .......................   11,800                     530,262
                                                             ------------
                                                                1,694,987
                                                             ------------
CONTAINERS (0.4%)
Owens-Illinois, Inc.* ..............   17,900                     448,619
                                                             ------------
DRUGS (3.7%)
Abbott Laboratories ................   23,900                     867,869
American Home Products Corp. .......   17,500                     690,156
Bristol-Myers Squibb Co. ...........   11,200                     718,900
Merck & Co., Inc. ..................   11,600                     777,925
Pharmacia & Upjohn, Inc. ...........   17,200                     774,000
                                                             ------------
                                                                3,828,850
                                                             ------------

EQ ADVISORS TRUST
EQ/PUTNAM BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999

--------------------------------------------------------------------------------
                                            NUMBER                   VALUE
                                           OF SHARES                (NOTE 1)
--------------------------------------------------------------------------------
FOODS (1.4%)
General Mills, Inc. .....................    5,900                $    210,925
H.J. Heinz Co.  .........................   12,500                     497,656
Nabisco Group Holdings ..................   22,200                     235,875
Nabisco Holdings Corp. ..................    1,900                      60,088
Sara Lee Corp. ..........................   20,300                     447,869
                                                                  ------------
                                                                     1,452,413
                                                                  ------------
HOSPITAL SUPPLIES & SERVICES (0.8%)
Baxter International, Inc. ..............    7,600                     477,375
Healthsouth Corp.* ......................   25,900                     139,212
Mallinckrodt, Inc. ......................    5,500                     174,969
                                                                  ------------
                                                                       791,556
                                                                  ------------
RETAIL--FOOD (0.7%)
Albertson's, Inc. .......................    6,500                     209,625
SYSCO Corp. .............................   14,300                     565,744
                                                                  ------------
                                                                       775,369
                                                                  ------------
SOAPS & TOILETRIES (0.7%)
Kimberly Clark Corp. ....................   10,900                     711,225
                                                                  ------------
TOBACCO (0.3%)
Philip Morris Cos., Inc. ................   14,400                     333,900
                                                                  ------------
  TOTAL CONSUMER NON-CYCLICALS                                      10,036,919
                                                                  ------------
CREDIT SENSITIVE (22.8%)
BANKS (5.5%)
Bank of America Corp. ...................   21,100                   1,058,956
Bank One Corp. ..........................   10,200                     327,038
BB&T Corp. ..............................   17,100                     468,112
Charter One Financial, Inc. .............   19,300                     369,113
Chase Manhattan Corp. ...................    4,623                     359,149
Comerica, Inc. ..........................   12,700                     592,931
FleetBoston Financial Corp. .............   14,994                     521,979
National City Corp. .....................   10,000                     236,875
PNC Bank Corp. ..........................   11,100                     493,950
Synovus Financial Corp. .................   16,216                     322,293
U.S. Bancorp ............................   15,700                     373,856
Washington Mutual, Inc. .................   12,700                     330,200
Wells Fargo Co. .........................    8,500                     343,719
                                                                  ------------
                                                                     5,798,171
                                                                  ------------
FINANCIAL SERVICES (3.4%)
Associates First Capital Corp.
  Class A ...............................    7,200                     197,550
Bear Stearns Co., Inc. ..................   10,365                     443,104
Centaur Funding Corp.+ (Section)  .......      105                     105,877
Citigroup, Inc. .........................   23,000                   1,277,937
DPL, Inc. ...............................   22,400                     387,800
Franklin Resources, Inc. ................      900                      28,856
Household International, Inc. ...........   10,500                     391,125
J.P. Morgan & Co., Inc. .................    2,200                     278,575
MBNA Corp. ..............................    8,000                     218,000
Merrill Lynch & Co. .....................    3,300                     275,550
                                                                  ------------
                                                                     3,604,374
                                                                  ------------
INSURANCE (2.9%)
Allstate Corp. ..........................   13,970                     335,280
American General Corp. ..................    6,600                     500,775
Aon Corp. ...............................    9,800                     392,000


--------------------------------------------------------------------------------
                                            NUMBER                   VALUE
                                           OF SHARES                (NOTE 1)
--------------------------------------------------------------------------------
CIGNA Corp. .............................    4,900                $    394,756
Hartford Financial Services
  Group, Inc. ...........................   14,300                     677,462
Jefferson-Pilot Corp. ...................    1,800                     122,850
Torchmark Corp. .........................   12,700                     369,094
UnumProvident Corp. .....................    8,300                     266,119
                                                                  ------------
                                                                     3,058,336
                                                                  ------------
MORTGAGE RELATED (0.9%)
Fannie Mae ..............................   14,500                     905,344
                                                                  ------------
REAL ESTATE (0.8%)
Equity Office Properties Trust ..........   12,800                     315,200
Equity Residential Property Trust           12,300                     525,056
                                                                  ------------
                                                                       840,256
                                                                  ------------
UTILITY--ELECTRIC (2.9%)
Carolina Power & Light ..................   11,700                     356,119
CINergy Corp. ...........................   10,900                     262,963
Duke Energy Corp. .......................   14,700                     736,837
Entergy Corp. ...........................   19,500                     502,125
OGE Energy Corp. ........................   23,100                     438,900
PG&E Corp. ..............................    9,200                     188,600
Texas Utilities Co. .....................   14,450                     513,878
                                                                  ------------
                                                                     2,999,422
                                                                  ------------
UTILITY--GAS (0.6%)
Consolidated Natural Gas Co. ............    5,050                     327,935
Sempra Energy ...........................   18,600                     323,175
                                                                  ------------
                                                                       651,110
                                                                  ------------
UTILITY--TELEPHONE (5.8%)
AT&T Corp. ..............................   25,000                   1,268,750
Bell Atlantic Corp. .....................   16,200                     997,313
BellSouth Corp. .........................   18,900                     884,756
GTE Corp. ...............................   14,100                     994,931
SBC Communications, Inc. ................   39,692                   1,934,985
                                                                  ------------
                                                                     6,080,735
                                                                  ------------
  TOTAL CREDIT SENSITIVE ................                           23,937,748
                                                                  ------------
ENERGY (8.0%)
COAL & GAS PIPELINES (0.5%)
El Paso Energy Corp. ....................    4,500                     174,656
Williams Cos., Inc. .....................   12,400                     378,975
                                                                  ------------
                                                                       553,631
                                                                  ------------
OIL--DOMESTIC (3.7%)
Chevron Corp. ...........................    8,300                     718,987
Exxon Mobil Corp.* ......................   33,238                   2,677,736
Tosco Corp. .............................   16,200                     440,438
                                                                  ------------
                                                                     3,837,161
                                                                  ------------
OIL--INTERNATIONAL (2.5%)
Conoco, Inc., Class A ...................   17,500                     433,125
Conoco, Inc., Class B ...................    9,664                     240,392
Royal Dutch Petroleum Co.
  (New York Shares) .....................   17,800                   1,075,788
Total Fina S.A. (ADR) ...................    7,700                     533,225
Union Pacific Resources Group,
  Inc. ..................................   24,000                     306,000
                                                                  ------------
                                                                     2,588,530
                                                                  ------------

EQ ADVISORS TRUST
EQ/PUTNAM BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                                 NUMBER               VALUE
                                                OF SHARES            (NOTE 1)
--------------------------------------------------------------------------------
OIL--SUPPLIES & CONSTRUCTION (0.7%)
Baker Hughes, Inc. ....................           16,600         $    349,638
Halliburton Co. .......................            8,500              342,125
                                                                 ------------
                                                                      691,763
                                                                 ------------
RAILROADS (0.6%)
Burlington Northern Santa Fe
  Corp.  ..............................           22,338              541,696
CSX Corp. .............................            4,500              141,188
                                                                 ------------
                                                                      682,884
                                                                 ------------
  TOTAL ENERGY ........................                             8,353,969
                                                                 ------------
TECHNOLOGY (5.4%)
COMPUTER HARDWARE (1.2%)
Hewlett Packard Co. ...................           10,900            1,241,919
                                                                 ------------
COMPUTER SOFTWARE (0.6%)
Computer Associates
  International, Inc. .................            8,900              622,444
                                                                 ------------
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (1.5%)
Alltel Corp.  .........................            8,650              715,247
Motorola, Inc. ........................            6,200              912,950
                                                                 ------------
                                                                    1,628,197
                                                                 ------------
OFFICE EQUIPMENT (1.7%)
Compaq Computer Corp. .................            7,900              213,794
International Business Machines
  Corp.  ..............................            9,800            1,058,400
Lexmark International Group,
  Inc.* ...............................            2,400              217,200
Xerox Corp. ...........................           11,300              256,368
                                                                 ------------
                                                                    1,745,762
                                                                 ------------
OFFICE EQUIPMENT SERVICES (0.4%)
Electronic Data Systems Corp. .........            7,100              475,256
                                                                 ------------
  TOTAL TECHNOLOGY ....................                             5,713,578
                                                                 ------------
TOTAL COMMON STOCKS (62.7%)
  (Cost $66,154,753) ..................                            65,807,920
                                                                 ------------
PREFERRED STOCKS:
BUSINESS SERVICES (0.0%)
ENVIRONMENTAL CONTROL (0.0%)
Tcr Holding Corp.* ....................               10                    1
                                                                 ------------
CREDIT SENSITIVE (0.0%)
FINANCIAL SERVICES (0.0%)
Webster Capital Corp.* ................               40               38,000
                                                                 ------------
TOTAL PREFERRED STOCKS (0.0%)
  (Cost $39,975) ......................                                38,001
                                                                 ------------
                                               PRINCIPAL
                                                 AMOUNT
                                                 ------
LONG-TERM DEBT SECURITIES:
BASIC MATERIALS (0.9%)
CHEMICALS (0.7%)
Lyondell Chemical Co
  9.625%, 5/1/07 ......................        $ 260,000              265,850
Monsanto Co.
  6.60%, 12/1/28+ (Section)  ..........           80,000               68,752





--------------------------------------------------------------------------------
                                          PRINCIPAL         VALUE
                                            AMOUNT         (NOTE 1)
--------------------------------------------------------------------------------
Nova Chemicals Corp.
  7.00%, 8/15/26 .....................   $ 75,000      $     72,522
Rohm & Hass Co.
  7.85%, 7/15/29 .....................    315,000           316,581
                                                       ------------
                                                            723,705
                                                       ------------
CHEMICALS--SPECIALTY (0.0%)
IMC Global, Inc.
  7.40%, 11/1/02 .....................     35,000            34,583
                                                       ------------
PAPER (0.2%)
Abitibi-Consolidated, Inc.
  8.50%, 8/1/29 ......................    145,000           139,809
Georgia Pacific Corp.
  7.75%, 11/15/29 ....................    100,000            95,300
                                                       ------------
                                                            235,109
                                                       ------------
  TOTAL BASIC MATERIALS ..............                      993,397
                                                       ------------
BUSINESS SERVICES (0.8%)
ENVIRONMENTAL CONTROL (0.1%)
Waste Management, Inc.
  (Step Bond) 7.70%, 10/1/02 .........     50,000            47,892
                                                       ------------
PRINTING, PUBLISHING,
  BROADCASTING (0.6%)
News America Holdings, Inc.
  7.75%, 12/1/45 .....................    325,000           296,328
Time Warner, Inc.
  8.375%, 7/15/33 ....................    280,000           290,991
Walt Disney Co.
  5.62%, 12/1/08 .....................     50,000            44,917
                                                       ------------
                                                            632,236
                                                       ------------
TRUCKING, SHIPPING (0.1%)
FEDEX Corp.
  6.72%, 1/15/22 .....................    134,663           122,712
                                                       ------------
  TOTAL BUSINESS SERVICES ............                      802,840
                                                       ------------
CAPITAL GOODS (1.0%)
AEROSPACE (1.0%)
Boeing Co.
  6.625%, 2/15/38 ....................    250,000           209,306
Litton Industries, Inc.
  8.00%, 10/15/09+ (Section)  ........    145,000           141,964
Lockheed Martin Corp.
  7.45%, 6/15/04 .....................    310,000           304,130
 8.50%, 12/1/29 ......................    150,000           150,135
Raytheon Co.
  6.40%, 12/15/18 ....................    320,000           266,652
                                                       ------------
  TOTAL CAPITAL GOODS ................                    1,072,187
                                                       ------------
CONSUMER CYCLICALS (2.2%)
AIRLINES (0.7%)
Air 2 US
  8.027%, 10/1/19+ (Section)  ........    260,000           260,468
Atlas Air Inc., Series 99-1A
  7.20%, 1/2/19 ......................    115,000           106,138
Continental Airlines, Inc.
  Series 97, Class 4C,
  6.80%, 7/2/07 ......................     53,098            50,339

EQ ADVISORS TRUST
EQ/PUTNAM BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                              PRINCIPAL            VALUE
                                               AMOUNT             (NOTE 1)
--------------------------------------------------------------------------------
Series 98, Class 1C,
  6.541%, 3/15/08 ...................        $   36,683        $     34,783
Series 98, Class A-2,
  6.32%, 11/1/08 ....................           110,000             101,897
Delta Air Lines
  8.30%, 12/15/29+ (Section)  .......           150,000             145,302
Northwest Airlines Corp.
  Series 99-1A,
  6.81%, 2/1/20 .....................            74,937              67,546
                                                               ------------
                                                                    766,473
                                                               ------------
AUTO RELATED (0.2%)
Delphi Automotive
  Systems Corp.
  7.125%, 5/1/29 ....................           250,000             220,732
                                                               ------------
AUTOS & TRUCKS (0.4%)
American Standard, Inc.
  7.375%, 2/1/08 ....................           235,000             215,612
DaimlerChrysler AG Series B,
  7.45%, 2/1/97 .....................            40,000              37,133
Ford Motor Co.
  7.40%, 11/1/46 ....................            45,000              41,981
Hertz Corp.
  6.50%, 5/15/06 ....................           115,000             108,852
  6.25%, 3/15/09 ....................            20,000              18,111
                                                               ------------
                                                                    421,689
                                                               ------------
FOOD SERVICES, LODGING (0.4%)
Tricon Global Restaurants
  7.45%, 5/15/05 ....................           455,000             437,477
                                                               ------------
HOUSEHOLD FURNITURE,
  APPLIANCES (0.1%)
Newell Co. Series A,
  6.35%, 7/15/08 ....................           125,000             115,830
                                                               ------------
RETAIL--GENERAL (0.4%)
Saks, Inc.
  8.25%, 11/15/08 ...................           105,000             102,078
Sears Roebuck Acceptance Corp.
  6.50%, 12/1/28 ....................           320,000             250,905
                                                               ------------
                                                                    352,983
                                                               ------------
  TOTAL CONSUMER CYCLICALS ..........                             2,315,184
                                                               ------------
CONSUMER NON-CYCLICALS (1.3%)
CONTAINERS (0.1%)
Ball Corp.
  7.75%, 8/1/06 .....................           100,000              97,500
                                                               ------------
HOSPITAL SUPPLIES & SERVICES (0.5%)
Columbia/HCA Healthcare
  6.63%, 7/15/45 ....................           235,000             224,129
Tenet Healthcare Corp. Sr. Sub.
  Notes
  8.625%, 1/15/07 ...................           260,000             250,900
                                                               ------------
                                                                    475,029
                                                               ------------
RETAIL--FOOD (0.3%)
Pepsi Bottling Group, Inc. Series B,
  7.00%, 3/1/29 .....................           320,000             288,852
                                                               ------------
TOBACCO (0.4%)
Imperial Tobacco Group
  7.125%, 4/1/09 ....................           130,000             117,446



--------------------------------------------------------------------------------
                                              PRINCIPAL            VALUE
                                               AMOUNT             (NOTE 1)
--------------------------------------------------------------------------------
Philip Morris Cos., Inc.
  7.25%, 1/15/03 ....................        $  340,000        $    334,327
  7.125%, 10/1/04 ...................            10,000               9,634
                                                               ------------
                                                                    461,407
                                                               ------------
  TOTAL CONSUMER NON-CYCLICALS                                    1,322,788
                                                               ------------
CREDIT SENSITIVE (24.4%)
ASSET BACKED (0.1%)
Associates Manufactured
  Housing
  7.025%, 3/15/28 ...................            55,000              48,572
                                                               ------------
BANKS (1.7%)
Bank of America Corp.
  5.875%, 2/15/09 ...................           325,000             289,393
Bank United Series,
  8.00%, 3/15/09 ....................           130,000             119,380
Hypovereinsbank
  8.741%, 6/30/31+ (Section)  .......           325,000             320,505
Citicorp Series F,
  6.375%, 11/15/08 ..................           215,000             198,460
Colonial Bank
  8.00%, 3/15/09 ....................            75,000              68,444
Countrywide Home Loan
  Series H,
  6.25%, 4/15/09 ....................           220,000             197,587
Dime Bancorp, Inc.
  6.375%, 1/30/01 ...................            80,000              78,819
FCB/NC Capital Trust I
  8.05%, 3/1/28 .....................            40,000              35,418
First Union Capital
  7.95%, 11/15/29 ...................           180,000             172,439
Merita Bank Ltd.
  6.50%, 1/15/06 ....................            65,000              61,048
Nationsbank Corp.
  6.50%, 8/15/03 ....................            65,000              63,794
Sovereign Bancorp
  6.625%, 3/15/01 ...................           110,000             107,231
Wilmington Trust
  6.625%, 5/1/08 ....................            90,000              81,345
                                                               ------------
                                                                  1,793,863
                                                               ------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS (3.3%)
Chase Manhattan Bank-First
  Union National Series 99-1,
  Class A1,
  7.13%, 7/15/07 ....................           142,346             141,312
Commercial Mortgage
  Acceptance Corp.
  6.57%, 12/15/30 ...................            31,000              29,483
Commercial Mortgage
  Asset Trust
  6.975%, 4/17/13 ...................           195,000             181,910
CS First Boston Mortgage
  Securities Corp
  6.91%, 1/15/08 ....................            29,744              29,270
CS First Boston Mortgage
  Securities Corp. Series 99-C1,
  Class A2,
  7.29%, 9/15/09 ....................           417,000             410,482

EQ ADVISORS TRUST
EQ/PUTNAM BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999

--------------------------------------------------------------------------------
                                                 PRINCIPAL            VALUE
                                                  AMOUNT             (NOTE 1)
--------------------------------------------------------------------------------
 Series 99-C1, Class E,
  8.18%, 9/15/09 ......................        $   75,000        $     72,797
 Series 99-C1, Class F,
  8.18%, 10/15/09 .....................            25,000              22,766
DLJ Commercial Mortgage Corp
  Series 99-CG3, Class A1B,
  7.34%, 9/10/09  .....................            90,000              88,991
DLJ Commercial Mortgage Corp.
  Series 98-CG1, Class A1B,
  6.11%, 12/10/07 .....................            74,434              71,298
Dresdner Funding Trust
  8.151%, 6/30/31+ (Section)  .........           100,000              93,684
Federal Home Loan Mortgage
  Corp. Series T-20, Class A6,
  7.49%, 9/25/29 ......................            75,000              74,977
General Electric Capital
  Mortgage Series 98-11,
  Class 2A4
  6.75%, 6/25/28 ......................            50,000              46,894
GGP--Homart Series 99-C1,
  Class F,
  8.04%, 6/10/03+ (Section) (a) .......            25,000              25,000
GGP Homart Series 99-C1,
  Class G,
  8.25%, 6/10/08+ (Section) (a) .......            25,000              25,000
Goldman Sachs Mortgage
  Securities Corp. Series 97-GL,
  Class A2B,
  6.86%, 7/13/30 ......................            50,000              49,358
  Series 98-GL II
  Class A
  6.312%, 4/13/31 .....................            34,178              33,097
Green Tree Corp.
  Series 98-A, Class A1C,
  6.18%, 6/15/19 ......................            25,448              25,004
Green Tree Financial Corp.
  Series 97-1, Class B2,
  7.76%, 3/15/28 ......................            20,000              15,743
 Series 98-2, Class A5,
  6.24%, 3/18/28 ......................            50,000              48,953
 Series 97-2, Class B1
  7.56%, 6/15/28 ......................            25,000              19,785
GS Mortgage Securities
  Corporation II
  Series 98-GLII, Class A2,
  6.562%, 4/13/31 .....................           140,000             130,312
 Series 98-GLII, Class D,
  7.19%, 4/13/31 ......................            25,000              22,874
LB Commercial Conduit
  Mortgage Trust
  Series 99-C1, Class A2,
  6.78%, 10/1/30 ......................            58,000              55,300
  Series 99-C2, Class A1,
  7.105%, 10/15/32 ....................            30,676              30,497
Lehman Large Loan
  6.84%, 9/12/06
  Series 97 LLI A2 ....................            21,000              20,602
Lehman Manufactured Housing
  Trust Series 98-1, Class 1IO,
  0.82%, 7/15/28 ......................           250,000               8,711



--------------------------------------------------------------------------------
                                                 PRINCIPAL            VALUE
                                                  AMOUNT             (NOTE 1)
--------------------------------------------------------------------------------
Mashantucket Pequot Tribe
  Series A,
  6.57%, 9/1/13+ (Section)  ...........        $   90,000        $     79,398
Merrill Lynch Mortgage
  Investors, Inc. Series 96-C2,
  Class E,
  6.96%, 11/21/28 .....................            55,000              46,723
Merrill Lynch Mortgage
  Investors, Inc., Series 98-C2,
  Class A1
  6.22%, 2/15/30 ......................           121,781             117,917
Morgan Stanley Capital Corp.
  Series 96-WF1, Class A2,
  7.23%, 1/16/06 ......................            20,000              20,059
  Series 98-HF1, Class A1,
  6.34%, 1/15/07 ......................           307,953             296,774
  Series 98-WF1, Class A1,
  6.25%, 7/15/07 ......................             4,441               4,303
  Series 99-CAM1, Class A2,
  6.76%, 11/15/08 .....................           122,721             119,810
  Series 99-CAM1, Class A3,
  6.92%, 11/15/08 .....................           445,000             434,311
  Series 98-XL1, Class A3,
  6.48%, 6/3/30 .......................            65,000              61,399
Mortgage Capital Funding, Inc.
  Series 97-MC2, Class A1,
  6.525%, 1/20/07 .....................            34,710              33,897
  Series 98-MC1, Class A1,
  6.417%, 6/18/07 .....................            80,068              77,555
Provident Bank Home Equity
  Loan Trust, Series 99-1,
  Class A2,
  6.62%, 7/25/19 ......................           223,464             223,314
Residential Asset Securitization
  Trust, Series 98-A12, Class A14
  8.00%, 11/25/28 .....................            75,000              75,578
Standard Credit Card Master
  Trust Series 94-2, Class A,
  7.25%, 4/7/08 .......................           120,000             120,084
                                                                 ------------
                                                                    3,485,222
                                                                 ------------
FINANCIAL SERVICES (4.4%)
AFC Capital Trust I, Series B
  8.207%, 2/3/27 ......................            25,000              24,246
Associates Corp. of North
  America
  8.15%, 8/1/09 .......................           290,000             299,886
  6.95%, 11/1/18 ......................            40,000              37,026
Bear Stearns Co. Inc.
  7.625%, 12/7/09 .....................           155,000             152,260
Bombardier Capital, Inc.
  7.30%, 12/15/02+ (Section)  .........           135,000             134,460
Capital One Financial Corp.
  7.25%, 12/1/03 ......................            15,000              14,669
  7.25%, 5/1/06 .......................           115,000             109,542
CIT Group Holdings
  5.50%, 10/15/01 .....................            95,000              92,481
Conseco Financing Trust II
  8.70%, 11/15/26 .....................           130,000             116,587
Countrywide Home Loan
  Series E,
  6.935%, 7/16/07 .....................            75,000              71,431

EQ ADVISORS TRUST
EQ/PUTNAM BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


-------------------------------------------------------------------------------------------
                                                         PRINCIPAL               VALUE
                                                          AMOUNT                (NOTE 1)
-------------------------------------------------------------------------------------------
Dime Capital Trust I Series A,
  9.33%, 5/6/27 ................................        $  165,000        $    156,997
Finova Capital Corp.
  6.25%, 11/1/02 ...............................            90,000              87,306
  Series D,
 6.11%, 2/18/03 ................................           110,000             105,830
  7.25%, 11/8/04 ...............................           110,000             108,450
  7.40%, 6/1/07 ................................            65,000              63,379
Ford Motor Credit Co.
  6.55%, 9/10/22 ...............................            10,000               9,882
  5.80%, 1/12/09 ...............................           265,000             234,859
  7.375%, 10/28/09 .............................           190,000             187,565
GATX Capital Corporation
  7.75%, 12/1/06 ...............................           135,000             132,676
Goldman Sachs Group, Inc.
  Series B,
  7.35%, 10/1/09 ...............................           145,000             141,638
Green Tree Financial Corp.
  Series A,
  6.50%, 9/26/02 ...............................            55,000              52,963
Heller Financial, Inc.
  7.375%, 11/1/09+ (Section)  ..................           285,000             277,076
Household Finance Corp.
  6.50%, 11/15/08 ..............................           105,000              97,055
Household Finance Corp.
  Series E
  5.875%, 2/1/09 ...............................           115,000             101,754
KN Capital Trust III
  7.63%, 4/15/28 ...............................           155,000             135,562
Lehman Brothers Holdings
  6.25%, 4/1/03 ................................           160,000             154,355
  6.625%, 4/1/04 ...............................            50,000              48,402
Merrill Lynch & Co., Inc.
  Series B,
  6.13%, 4/7/03 ................................            40,000              38,962
Newcourt Credit Group
  Series A, 7.125%, 12/17/03+ (Section)  .......            70,000              69,579
  Series B, 6.875%, 2/16/05 ....................            75,000              73,018
Norwest Corp. Series J,
  6.75%, 12/15/27 ..............................            40,000              35,072
Paine Webber Group, Inc.
  Series C,
  6.52%, 4/6/05 ................................            60,000              56,650
Principal Financial Group
  7.95%, 8/15/04+ (Section)  ...................           135,000             135,810
Provident Cos., Inc.
  7.405%, 3/15/38 ..............................           250,000             210,814
RBF Finance Co.
  11.375%, 3/15/09 .............................           260,000             278,200
Safeco Capital Trust I
  8.072%, 7/15/37 ..............................            80,000              70,359
Salomon, Inc.
  6.75%, 2/15/03 ...............................            45,000              44,247
Sun Life Canada Capital Trust
  8.526%, 5/26/49+ (Section)  ..................           185,000             172,657
The Money Store, Inc.
  8.05%, 4/15/02 ...............................            35,000              35,623
Toyota Motor Credit
  5.625%, 11/13/03 .............................            75,000              71,410



-------------------------------------------------------------------------------------------
                                                         PRINCIPAL               VALUE
                                                          AMOUNT                (NOTE 1)
-------------------------------------------------------------------------------------------
Yosemite Sec Trust I
  8.25%, 11/15/04+ (Section)  ..................        $   50,000        $     49,207
Zurich Capital Trust
  8.376%, 6/1/37+ (Section)  ...................           115,000             111,843
                                                                          ------------
                                                                             4,601,788
                                                                          ------------
FOREIGN GOVERNMENT (0.5%)
Ontario Province
  5.50%, 10/1/08 ...............................           315,000             279,922
Province of Quebec
  7.50%, 7/15/02 ...............................            50,000              50,499
  5.75%, 2/15/09 ...............................           185,000             164,221
                                                                          ------------
                                                                               494,642
                                                                          ------------




INSURANCE (1.0%)
American General Finance Corp.
  5.70%, 2/7/01 ................................            50,000              49,373
  8.125%, 3/15/46+ (Section)  ..................           310,000             309,309
Conseco, Inc.
  8.50%, 10/15/02 ..............................            80,000              80,931
Hartford Life, Inc.
  7.65%, 6/15/27 ...............................            15,000              14,518
Intl Game Technology
  8.375%, 5/15/09 ..............................            50,000              47,875
ITT Corp.
  6.75%, 11/15/05 ..............................           260,000             222,975
Liberty Mutual Insurance Co.
  7.697%, 10/15/97+ (Section)  .................            95,000              79,419
Presidential Life Insurance Co.
  7.875%, 2/15/09 ..............................            65,000              59,207
Prudential Life Insurance Co.
  6.875%, 4/15/03+ (Section)  ..................           105,000             103,000
Transamerica Capital III
  7.625%, 11/15/37 .............................            55,000              51,068
Travelers Property &
  Casualty, Inc.
  6.75%, 4/15/01 ...............................            50,000              49,821
                                                                          ------------
                                                                             1,067,496
                                                                          ------------
REAL ESTATE (0.5%)
Avalon Properties, Inc.
  6.625%, 1/15/05 ..............................           230,000             216,748
  6.875%, 12/15/07 .............................            25,000              23,202
EOP Operating Ltd.
  6.375%, 1/15/02 ..............................            35,000              34,167
  6.75%, 2/15/08 ...............................           145,000             133,031
  6.80%, 1/15/09 ...............................           100,000              91,281
Omega Healthcare Investors, Inc.
  6.95%, 6/15/02 ...............................            65,000              59,793
                                                                          ------------
                                                                               558,222
                                                                          ------------
U.S. GOVERNMENT (4.4%)
U.S. Treasury Note
  5.875%, 11/30/01 .............................           235,000             233,531
  5.875%, 10/31/01 .............................         4,370,000           4,341,324
                                                                          ------------
                                                                             4,574,855
                                                                          ------------
U.S Treasury Bond
  6.125%, 8/15/29 ..............................            15,000              14,302
                                                                          ------------
                                                                             4,589,157
                                                                          ------------

EQ ADVISORS TRUST
EQ/PUTNAM BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999

--------------------------------------------------------------------------------
                                              PRINCIPAL               VALUE
                                               AMOUNT                (NOTE 1)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES (7.6%)
Federal National Mortgage
  Association
 6.50%, 8/15/04 ....................         $1,770,000        $  1,745,526
 6.625%, 9/15/09 ....................           125,000             121,269
 7.00%, 2/1/12 ......................            54,905              54,307
 6.00%, 6/1/14 ......................           173,630             164,822
 5.50%, 8/15/14 .....................           274,219             254,338
 7.00%, 9/1/14 ......................           200,001             197,823
 6.00%, 12/1/14 .....................           200,000             189,750
 8.50%, 2/1/25 ......................           237,780             244,180
 6.50%, 5/1/26 ......................            42,100              39,682
 9.00%, 8/1/26 ......................           114,594             119,345
 6.50%, 6/1/27 ......................           184,187             173,608
 6.50%, 11/1/27 .....................           159,305             150,155
 6.50%, 3/1/28 ......................           350,545             330,412
 6.50%, 7/1/28 ......................           310,782             292,932
 7.00%, 7/1/28 ......................               263                 254
 6.50%, 8/1/28 ......................            40,615              38,282
 6.50%, 9/1/28 ......................           148,667             140,128
 7.50%, 9/1/29 ......................           154,852             153,230
 6.50%, 11/1/29 .....................           599,510             565,077
Government National
  Mortgage Association ..............
 8.50%, 10/15/17 ....................            34,782              35,793
 8.50%, 11/15/17 ....................            38,943              40,075
 7.00%, 8/15/23 .....................           232,515             224,692
 6.50%, 10/15/23 ....................           159,858             150,167
 7.00%, 5/15/24 .....................            83,831              81,010
 8.00%, 7/15/25 .....................            78,315              79,155
 8.00%, 7/15/25 .....................            51,093              51,641
 7.00%, 9/15/25 .....................            56,505              54,604
 7.00%, 12/15/25 ....................            49,205              47,549
 8.00%, 12/15/25 ....................           164,507             166,272
 6.50%, 3/15/26 .....................           132,638             124,597
 8.00%, 7/15/26 .....................            19,980              20,194
 8.00%, 10/15/26 ....................           491,192             496,462
 7.00%, 11/15/26 ....................            25,216              24,368
 7.00%, 7/15/27 .....................            40,482              39,120
 8.00%, 7/15/27 .....................            17,430              17,617
 7.00%, 9/15/27 .....................            20,621              19,927
 7.00%, 11/15/27 ....................           104,089             100,587
 8.00%, 11/15/27 ....................            34,315              34,683
 7.00%, 2/15/28 .....................            20,227              19,546
 7.00%, 3/15/28 .....................            42,429              41,001
 7.00%, 4/15/28 .....................            68,285              65,988
 7.00%, 5/15/28 .....................           124,597             120,405
 6.50%, 1/15/29 .....................           188,383             176,962
 6.50%, 2/15/29 .....................           684,993             643,466
 7.00%, 4/15/29 .....................            45,004              43,490
  TBA
 8.50%, 11/15/17 ....................            89,604              92,678
                                                               ------------
                                                                  7,987,169
                                                               ------------
UTILITY--ELECTRIC (0.7%)
AES Eastern Energy
  9.00%, 1/1/17+ (Section)  .........           115,000             108,318
Arizona Public Service Co.
  6.75%, 11/15/06 ...................            50,000              47,234
Baltimore Gas & Electric Co.
  6.90%, 2/1/05 .....................            50,000              48,738



--------------------------------------------------------------------------------
                                              PRINCIPAL               VALUE
                                               AMOUNT                (NOTE 1)
--------------------------------------------------------------------------------
CalEnergy Co., Inc.
  7.63%, 10/15/07 ...................        $   60,000        $     58,780
CMS Energy Corp.
  7.00%, 1/15/05 ....................            25,000              23,252
Midwest Energy, Inc.
  8.70%, 10/15/09+ (Section)  .......            90,000              90,882
Niagara Mohawk Power
  Series G,
  7.75%, 10/1/08 ....................            40,000              39,968
Public Service Electric &
  Gas Co.
  8.875%, 6/1/03 ....................            50,000              52,081
Southern Energy
  7.90%, 7/15/09+ (Section)  ........            95,000              91,943




Texas Utilities Co.
  7.46%, 1/1/15 .....................            40,000              38,945
TXU Eelec Cap V
  8.175%, 1/30/37 ...................           200,000             186,522
                                                               ------------
                                                                    786,663
                                                               ------------
UTILITY--GAS (0.1%)
Express Pipeline Ltd.
  7.39%, 12/31/19+ (Section)  .......            19,976              17,577
Louis Dreyfus Natural Gas Corp.
  6.875%, 12/1/07 ...................            85,000              76,956
                                                               ------------
                                                                     94,533
                                                               ------------
UTILITY--TELEPHONE (0.1%)
GTE Corp.
  6.46%, 4/15/08 ....................            65,000              61,134
U.S. West Communications
  5.625%, 11/15/08 ..................            40,000              34,762
                                                               ------------
                                                                     95,896
                                                               ------------
  TOTAL CREDIT SENSITIVE ............                            25,603,223
                                                               ------------
DIVERSIFIED (0.4%)
MISCELLANEOUS (0.4%)
Norsk Hydro A/S
  6.36%, 1/15/09 ....................           120,000             109,670
Tyco International Group
  Yankee Notes
  6.25%, 6/15/03 ....................           200,000             189,595
  6.375%, 6/15/05 ...................            90,000              84,382
                                                               ------------
  TOTAL DIVERSIFIED .................                               383,647
                                                               ------------
ENERGY (1.5%)
COAL & GAS PIPELINES (0.4%)
Alliance Pipeline
  7.77%, 6/30/15+ (Section)  ........            70,000              67,480
Columbia Gas Systems, Inc.
  6.61%, 11/28/02 ...................            65,000              64,151
El Paso Energy Corp.
  6.75%, 5/15/09 ....................            65,000              60,733
Maritime & Northeast Pipeline
  7.70%, 11/30/19+ (Section)  .......            75,000              71,181
Sonat, Inc.
  7.625%, 7/15/11 ...................           200,000             196,414
                                                               ------------
                                                                    459,959
                                                               ------------

EQ ADVISORS TRUST
EQ/PUTNAM BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                            PRINCIPAL          VALUE
                                              AMOUNT          (NOTE 1)
--------------------------------------------------------------------------------
OIL--DOMESTIC (0.4%)
Amerada Hess Corp.
  7.875%, 10/1/29 .....................    $  185,000     $    180,431
Coastal Corp.
  6.95%, 6/2/28 .......................        75,000           65,349
Pride Petroleum Services, Inc.
  9.375%, 5/1/07 ......................        30,000           29,850
Union Oil Co. of California
  7.50%, 2/15/29 ......................       150,000          140,223
                                                          ------------
                                                               415,853
                                                          ------------
OIL--SUPPLIES & CONSTRUCTION (0.3%)
Merey Sweeney L.P.
  8.85%, 12/18/19+ (Section)  .........        90,000           86,423
Petroleum Geo-Services
  7.50%, 3/31/07 ......................       185,000          180,550
Petroleum Geo-Services ASA
  7.125%, 3/20/28 .....................       115,000          100,315
                                                          ------------
                                                               367,288
                                                          ------------
RAILROADS (0.4%)
Burlington Northern Santa Fe
  Corp.
  6.125%, 3/15/09 .....................       165,000          148,489
CSX Corp.
  7.95%, 5/1/27 .......................       245,000          242,837
                                                          ------------
                                                               391,326
                                                          ------------
  TOTAL ENERGY ........................                      1,634,426
                                                          ------------
TECHNOLOGY (1.4%)
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (0.8%)
AT&T Capital Corp. Series F,
  6.60%, 5/15/05 ......................       195,000          187,527
MCI WorldCom, Inc.
  6.40%, 8/15/05 ......................       100,000           95,783
Sprint Capital Corp.
  5.70%, 11/15/03 .....................        75,000           71,219
  6.125%, 11/15/08 ....................       170,000          154,123
  6.90%, 5/1/19 .......................        50,000           45,596



--------------------------------------------------------------------------------
                                            PRINCIPAL          VALUE
                                              AMOUNT          (NOTE 1)
--------------------------------------------------------------------------------
TCI Communications, Inc.
  8.75%, 8/1/15 .......................    $  205,000     $    223,734
  7.125%, 2/15/28 .....................       110,000          100,887
                                                          ------------
                                                               878,869
                                                          ------------
ELECTRONICS (0.3%)
Fairchild Semiconductor
  10.125%, 3/15/07 ....................       260,000          265,200
                                                          ------------
OFFICE EQUIPMENT (0.3%)
International Business Machine
  Corp.
  7.125%, 12/1/96 .....................       325,000          295,064
                                                          ------------
  TOTAL TECHNOLOGY ....................                      1,439,133
                                                          ------------
TOTAL LONG-TERM DEBT SECURITIES (33.9%)
  (Cost $36,993,739) ..................                     35,566,825
                                                          ------------
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (0.3%)
TRW, Inc.,
  6.50%, 2/8/00 .......................       350,000          341,909
                                                          ------------
REPURCHASE AGREEMENT (2.7%)
Morgan Stanley & Co., Inc.
  2.47%, dated 12/31/99, due
  1/3/00, to be repurchased at
  $2,832,583, collateralized by
  $2,275,000 of U.S. Treasury
  Bonds, 9.25% due 2/15/16,
  valued at $2,890,966 ................     2,832,000        2,832,000
                                                          ------------
TIME DEPOSITS (0.0%)
Chase Nassau,
  3.48%, 1/3/00 .......................         3,372            3,372
                                                          ------------
TOTAL SHORT-TERM
  DEBT SECURITIES (3.0%)
  (Amortized Cost $3,177,281) .........                      3,177,281
                                                          ------------
TOTAL INVESTMENTS (99.6%)
  (Cost/Amortized Cost
  $106,365,748) .......................                    104,590,027
OTHER ASSETS
  LESS LIABILITIES (0.4%) .............                        386,813
                                                          ------------
NET ASSETS (100%) .....................                   $104,976,840
                                                          ============



----------

*           Non-income producing.

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1999, these securities amounted to $3,242,114 or 3.09% of net assets.

(Section)   Illiquid security: is not actively traded

(a) Coupon will fluctuate based upon an interest rate index. Stated due date reflects final maturity of security.

            Glossary:

            ADR--American Depositary Receipt

            TBA--Security is subject to delayed delivery

EQ ADVISORS TRUST
EQ/PUTNAM BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999


--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 1999 were as follows:



COST OF PURCHASES:
Stocks and long-term corporate debt securities ......... $100,856,435
U.S. Government securities .............................   59,940,256
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........   65,519,591
U.S. Government securities .............................   60,478,505


As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:


Aggregate gross unrealized appreciation.........   $  6,246,132
Aggregate gross unrealized depreciation.........     (8,641,795)
                                                   ------------
Net unrealized depreciation .....................  $ (2,395,663)
                                                   ============
Federal income tax cost of investments ..........  $106,985,690
                                                   ============

At December 31, 1999, the Portfolio had loaned securities with a total value of $3,309,671, which was secured by collateral valued at $3,383,219 of which $2,597,537 was in the form of U.S. Government securities.

For the period from January 1, 1999 to December 31, 1999 the Portfolio incurred approximately $1,145 as brokerage commissions with Donaldson, Lufkin and Jenrette Securities Corp., an affiliated broker/dealer.













                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999


--------------------------------------------------------------------------------
                                         NUMBER                 VALUE
                                        OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
BASIC MATERIALS (6.3%)
CHEMICALS (2.6%)
Dow Chemical Co. ....................    37,910               $  5,065,724
Du Pont (E.I.) de Nemours & Co. .....    62,046                  4,087,280
Monsanto Co. ........................   144,720                  5,155,650
                                                              ------------
                                                                14,308,654
                                                              ------------
CHEMICALS--SPECIALTY (0.5%)
PPG Industries, Inc. ................    39,005                  2,440,250
                                                              ------------
METALS & MINING (1.7%)
Alcoa, Inc. .........................    64,220                  5,330,260
Minnesota Mining &
  Manufacturing Co. .................    36,960                  3,617,460
                                                              ------------
                                                                 8,947,720
                                                              ------------
PAPER (1.5%)
Boise Cascade Corp. .................   205,630                  8,328,015
                                                              ------------
  TOTAL BASIC MATERIALS .............                           34,024,639
                                                              ------------
BUSINESS SERVICES (3.1%)
ENVIRONMENTAL CONTROL (0.7%)
Waste Management, Inc. ..............   227,990                  3,918,578
                                                              ------------
PRINTING, PUBLISHING,
  BROADCASTING (1.4%)
McGraw Hill Cos., Inc. ..............    50,756                  3,127,839
Times Mirror Co., Class A ...........    70,595                  4,729,865
                                                              ------------
                                                                 7,857,704
                                                              ------------
PROFESSIONAL SERVICES (0.5%)
Service Corp. International .........   360,580                  2,501,524
                                                              ------------
TRUCKING, SHIPPING (0.5%)
FDX Corp.* ..........................    62,990                  2,578,653
                                                              ------------
  TOTAL BUSINESS SERVICES  ..........                           16,856,459
                                                              ------------
CAPITAL GOODS (8.7%)
AEROSPACE (2.8%)
Boeing Co. ..........................   168,245                  6,992,683
Honeywell International, Inc.* ......    37,120                  2,141,360
Northrop Grumman Corp. ..............    31,780                  1,718,106
Raytheon Co. ........................    66,140                  1,641,099
United Technologies Corp. ...........    46,740                  3,038,100
                                                              ------------
                                                                15,531,348
                                                              ------------
BUILDING & CONSTRUCTION (1.0%)
Parker-Hannifin Corp. ...............   102,415                  5,255,170
                                                              ------------
BUILDING MATERIALS & FOREST
  PRODUCTS (0.8%)
Weyerhaeuser Co. ....................    64,825                  4,655,245
                                                              ------------
ELECTRICAL EQUIPMENT (2.4%)
Cooper Industries, Inc. .............    72,225                  2,920,598
Eaton Corp. .........................    42,430                  3,081,479
Emerson Electric Co. ................    47,780                  2,741,377
Rockwell International Corp. ........    85,275                  4,082,541
                                                              ------------
                                                                12,825,995
                                                              ------------
MACHINERY (1.7%)
Deere & Co. .........................    51,920                  2,252,030
Illinois Tool Works, Inc. ...........    57,090                  3,857,143
W.W. Grainger, Inc. .................    61,215                  2,926,842
                                                              ------------
                                                                 9,036,015
                                                              ------------
  TOTAL CAPITAL GOODS  ..............                           47,303,773
                                                              ------------



--------------------------------------------------------------------------------
                                         NUMBER                 VALUE
                                        OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
CONSUMER CYCLICALS (10.9%)
AIRLINES (1.6%)
Delta Air Lines, Inc. ...............    54,415               $  2,710,547
Southwest Airlines Co. ..............   358,277                  5,799,609
                                                              ------------
                                                                 8,510,156
                                                              ------------
AUTO RELATED (1.1%)
Lear Corp.* .........................    66,935                  2,141,920
TRW, Inc. ...........................    75,360                  3,914,010
                                                              ------------
                                                                 6,055,930
                                                              ------------
AUTOS & TRUCKS (1.7%)
Ford Motor Co. ......................    76,285                  4,076,480
General Motors Corp. ................    69,280                  5,035,790
                                                              ------------
                                                                 9,112,270
                                                              ------------
HOUSEHOLD FURNITURE,
  APPLIANCES (1.1%)
Newell Rubbermaid, Inc. .............    96,025                  2,784,725
Whirlpool Corp. .....................    53,680                  3,492,555
                                                              ------------
                                                                 6,277,280
                                                              ------------
LEISURE RELATED (1.4%)
Hasbro, Inc. ........................   164,405                  3,133,970
Walt Disney Co. .....................   154,130                  4,508,303
                                                              ------------
                                                                 7,642,273
                                                              ------------
PHOTO & OPTICAL (1.1%)
Bausch & Lomb, Inc. .................    21,370                  1,462,509
Eastman Kodak Co. ...................    67,723                  4,486,649
                                                              ------------
                                                                 5,949,158
                                                              ------------
RETAIL--GENERAL (2.9%)
Federated Department Stores, Inc.* ..   157,705                  7,973,959
K-Mart Corp.* .......................   260,840                  2,624,702
Rite Aid Corp. ......................   231,515                  2,590,074
Saks, Inc.* .........................   164,265                  2,556,374
                                                              ------------
                                                                15,745,109
                                                              ------------
  TOTAL CONSUMER CYCLICALS ..........                           59,292,176
                                                              ------------
CONSUMER NON-CYCLICALS (16.3%)
BEVERAGES (2.1%)
Pepsi Bottling Group, Inc. ..........   200,545                  3,321,527
PepsiCo, Inc. .......................   132,325                  4,664,456
Seagram Ltd. ........................    75,410                  3,388,737
                                                              ------------
                                                                11,374,720
                                                              ------------
CONTAINERS (1.6%)
Owens-Illinois, Inc.* ...............   193,785                  4,856,737
Smurfit-Stone Container Corp.* ......   154,990                  3,797,255
                                                              ------------
                                                                 8,653,992
                                                              ------------
DRUGS (5.7%)
Abbott Laboratories .................   156,330                  5,676,733
American Home Products Corp. ........   176,640                  6,966,240
Bristol-Myers Squibb Co. ............    94,130                  6,041,969
Merck & Co., Inc. ...................   101,320                  6,794,773
Pharmacia & Upjohn, Inc. ............   126,254                  5,681,430
                                                              ------------
                                                                31,161,145
                                                              ------------
FOODS (2.6%)
General Mills, Inc. .................    64,095                  2,291,396
H.J. Heinz Co. ......................    75,455                  3,004,052

EQ ADVISORS TRUST
EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                        NUMBER                  VALUE
                                       OF SHARES               (NOTE 1)
--------------------------------------------------------------------------------
Kellogg Co. ........................   111,010               $  3,420,496
Quaker Oats Co. ....................    21,425                  1,406,016
Sara Lee Corp. .....................   188,497                  4,158,715
                                                             ------------
                                                               14,280,675
                                                             ------------
HOSPITAL SUPPLIES & SERVICES (2.3%)
Baxter International, Inc. .........    71,309                  4,479,096
Mallinckrodt, Inc. .................   111,350                  3,542,322
Tenet Healthcare Corp.* ............   191,610                  4,502,835
                                                             ------------
                                                               12,524,253
                                                             ------------
SOAPS & TOILETRIES (1.7%)
Clorox Co. .........................    56,515                  2,846,943
Kimberly Clark Corp. ...............    94,735                  6,181,459
                                                             ------------
                                                                9,028,402
                                                             ------------
TOBACCO (0.3%)
Philip Morris Cos., Inc. ...........    81,905                  1,899,172
                                                             ------------
  TOTAL CONSUMER NON-CYCLICALS......                           88,922,359
                                                             ------------
CREDIT SENSITIVE (31.6%)
BANKS (8.3%)
Bank of America Corp. ..............   117,977                  5,920,971
Bank One Corp. .....................   167,939                  5,384,544
Charter One Financial, Inc. ........   236,687                  4,526,639
Comerica, Inc. .....................    66,340                  3,097,249
First Union Corp. ..................   109,965                  3,608,226
FleetBoston Financial Corp. ........   150,289                  5,231,936
National City Corp. ................   159,175                  3,770,458
PNC Bank Corp. .....................   102,726                  4,571,307
U.S. Bancorp .......................    80,385                  1,914,168
Washington Mutual, Inc. ............   105,265                  2,736,890
Wells Fargo Co. ....................   113,310                  4,581,973
                                                             ------------
                                                               45,344,361
                                                             ------------
FINANCIAL SERVICES (4.0%)
Associates First Capital Corp.
  Class A ..........................   110,780                  3,039,526
Citigroup, Inc. ....................   144,252                  8,015,002
J.P. Morgan & Co., Inc. ............    35,883                  4,543,685
Lehman Brothers Holdings, Inc. .....    31,890                  2,700,684
Merrill Lynch & Co. ................    40,845                  3,410,558
                                                             ------------
                                                               21,709,455
                                                             ------------
INSURANCE (5.0%)
Ace Ltd. ...........................    43,945                    733,332
Aetna, Inc. ........................    15,450                    862,303
Allstate Corp. .....................    84,700                  2,032,800
American General Corp. .............    56,664                  4,299,381
Aon Corp. ..........................    53,825                  2,153,000
CIGNA Corp. ........................    59,178                  4,767,528
Jefferson-Pilot Corp. ..............    42,245                  2,883,221
Lincoln National Corp. .............    87,045                  3,481,800
Reliastar Financial Corp. ..........    89,055                  3,489,843
Travelers Property Casualty Corp.,
  Class A ..........................    65,750                  2,251,937
                                                             ------------
                                                               26,955,145
                                                             ------------
MORTGAGE RELATED (0.8%)
Fannie Mae .........................    71,075                  4,437,745
                                                             ------------
UTILITY--ELECTRIC (4.6%)
CINergy Corp. ......................   121,520                  2,931,670
Consolidated Edison, Inc. ..........    96,290                  3,322,005
Dominion Resources, Inc. ...........    88,560                  3,475,980



--------------------------------------------------------------------------------
                                        NUMBER                  VALUE
                                       OF SHARES               (NOTE 1)
--------------------------------------------------------------------------------
Duke Energy Corp. ..................    83,835               $  4,202,229
Edison International ...............   147,320                  3,857,943
Entergy Corp. ......................   154,105                  3,968,204
Texas Utilities Co. ................    92,875                  3,302,867
                                                             ------------
                                                               25,060,898
                                                             ------------
UTILITY--TELEPHONE (8.9%)
AT&T Corp. .........................   177,137                  8,989,703
Bell Atlantic Corp. ................   135,170                  8,321,403
BellSouth Corp. ....................   151,885                  7,110,117
GTE Corp. ..........................   110,970                  7,830,321
SBC Communications, Inc. ...........   293,554                 14,310,757
Sprint Corp. (FON Group) ...........    28,359                  1,908,915
                                                             ------------
                                                               48,471,216
                                                             ------------
  TOTAL CREDIT SENSITIVE ...........                          171,978,820
                                                             ------------
DIVERSIFIED (0.3%)
MISCELLANEOUS (0.3%)
Tyco International Ltd. ............    44,730                  1,738,879
                                                             ------------
ENERGY (10.9%)
COAL & GAS PIPELINES (1.2%)
El Paso Energy Corp. ...............    91,345                  3,545,328
Williams Cos., Inc. ................   107,610                  3,288,830
                                                             ------------
                                                                6,834,158
                                                             ------------
OIL--DOMESTIC (5.5%)
Atlantic Richfield Co. .............    48,702                  4,212,723
Chevron Corp. ......................    45,745                  3,962,661
Exxon Mobil Corp.* .................   182,404                 14,694,922
Occidental Petroleum Corp. .........   184,845                  3,997,273
Tosco Corp. ........................   111,820                  3,040,106
                                                             ------------
                                                               29,907,685
                                                             ------------
OIL--INTERNATIONAL (1.9%)
Conoco, Inc., Class A ..............    93,160                  2,305,710
Royal Dutch Petroleum Co.
  (New York Shares) ................   101,745                  6,149,214
Texaco, Inc. .......................    33,220                  1,804,261
                                                             ------------
                                                               10,259,185
                                                             ------------
OIL--SUPPLIES & CONSTRUCTION (1.2%)
Halliburton Co. ....................    61,550                  2,477,388
Schlumberger Ltd. ..................    60,970                  3,429,562
Transocean Sedco Forex, Inc. .......    11,828                    398,462
                                                             ------------
                                                                6,305,412
                                                             ------------
RAILROADS (1.1%)
Burlington Northern Santa Fe
  Corp. ............................   155,758                  3,777,132
CSX Corp. ..........................    76,190                  2,390,461
                                                             ------------
                                                                6,167,593
                                                             ------------
  TOTAL ENERGY .....................                           59,474,033
                                                             ------------
TECHNOLOGY (8.9%)
COMPUTER HARDWARE (1.9%)
Hewlett Packard Co. ................    89,140                 10,156,389
                                                             ------------
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (2.0%)
Alltel Corp. .......................    64,415                  5,326,315
Motorola, Inc. .....................    39,165                  5,767,046
                                                             ------------
                                                               11,093,361
                                                             ------------

EQ ADVISORS TRUST
EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999


--------------------------------------------------------------------------------
                                            NUMBER          VALUE
                                          OF SHARES        (NOTE 1)
--------------------------------------------------------------------------------
ELECTRONICS (0.4%)
Seagate Technology, Inc.* .............      48,190      $  2,243,847
                                                         ------------
OFFICE EQUIPMENT (2.6%)
Compaq Computer Corp. .................      86,015         2,327,781
International Business Machines
  Corp. ...............................      85,920         9,279,360
Xerox Corp. ...........................     102,650         2,328,872
                                                         ------------
                                                           13,936,013
                                                         ------------
OFFICE EQUIPMENT SERVICES (2.0%)
Electronic Data Systems Corp. .........      96,790         6,478,880
NCR Corp. .............................     121,435         4,599,351
                                                         ------------
                                                           11,078,231
                                                         ------------
  TOTAL TECHNOLOGY ....................                    48,507,841
                                                         ------------
TOTAL COMMON STOCKS (97.0%)
  (Cost $548,075,053) .................                   528,098,979
                                                         ------------




--------------------------------------------------------------------------------
                                           PRINCIPAL        VALUE
                                            AMOUNT         (NOTE 1)
--------------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES:
REPURCHASE AGREEMENT (2.9%)
Warburg Dillon Read 2.75%, dated
  12/31/99, due 1/3/00, to be
  repurchased at $15,806,622,
  collateralized by $13,322,000 of
  U.S. Treasury Bonds, 8.75% due
  5/15/17, valued at $16,068,382 ......  $15,803,000    $ 15,803,000
                                                        ------------
TIME DEPOSITS (0.0%)
Chase Nassau,
  3.48%, 1/3/00 .......................          256             256
                                                        ------------
TOTAL SHORT-TERM DEBT SECURITIES (2.9%)
 (Amortized Cost $15,803,256)..........                   15,803,256
                                                        ------------
TOTAL INVESTMENTS (99.9%)
  (Cost/Amortized Cost $563,878,309)...                  543,902,235
OTHER ASSETS LESS LIABILITIES (0.1%)...                      368,691
                                                        ------------
NET ASSETS (100%) .....................                 $544,270,926
                                                        ============

----------
*     Non-income producing.


--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 1999 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........   $510,577,015
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........    394,486,887

As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation..........    $  40,634,143
Aggregate gross unrealized depreciation..........      (62,667,046)
                                                     -------------
Net unrealized depreciation .....................    $ (22,032,903)
                                                     =============
Federal income tax cost of investments ..........    $ 565,935,138
                                                     =============



At December 31, 1999, the Portfolio had loaned securities with a total value of $12,954,598, which was secured by collateral of $13,281,780.


For the period from January 1, 1999 to December 31, 1999 the Portfolio incurred approximately $14,728 as brokerage commissions with Donaldson, Lufkin and Jenrette Securities Corp., an affiliated broker/dealer.






                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999


--------------------------------------------------------------------------------
                                          NUMBER                 VALUE
                                         OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
AUSTRALIA (1.5%)
Cable & Wireless Optus Ltd. ...........   140,970             $    470,704
News Corp., Ltd. (ADR) ................   102,040                3,903,030
                                                              ------------
  TOTAL AUSTRALIA .....................                          4,373,734
                                                              ------------
CANADA (2.8%)
Abitibi-Consolidated, Inc. ............    39,361                  460,410
BCE, Inc. .............................    73,391                6,662,003
Nortel Networks Corp. .................    11,099                1,120,425
                                                              ------------
  TOTAL CANADA ........................                          8,242,838
                                                              ------------
JAPAN (23.0%)
Advantest Corp. .......................    14,400                3,803,189
Asatsu, Inc. ..........................     6,900                  465,715
Benesse Corp. .........................     6,500                1,564,120
DDI Corp. .............................       325                4,450,748
Eisai Co., Ltd. .......................    35,000                  672,748
Fancl Corp. ...........................     2,000                  536,046
Fuji Bank Ltd. ........................   171,000                1,660,990
Fuji Machine Manufacturing Co. ........     4,500                  362,712
Fujitsu Ltd. ..........................    37,600                1,713,939
Industrial Bank of Japan Ltd. .........     1,000                    9,635
Ito-Yokado Co., Ltd. ..................    29,000                3,148,782
KDD Corp. .............................     6,130                  849,074
Kojima Co. Ltd. .......................    11,000                  430,402
Kyocera Corp. .........................    32,000                8,295,021
Mitsumi Electric Co., Ltd. ............       300                    9,391
NEC Corp. .............................   123,000                2,929,717
Nikko Securities Co., Ltd. ............   636,000                8,044,097
Nippon Telegraph & Telephone
  Corp. ...............................       210                3,594,835
Nippon Television Network Corp. .......     3,330                3,908,833
NTT Mobile Communications
  Network, Inc. .......................        50                1,922,136
Promise Co., Ltd. .....................    18,500                  941,015
Sharp Corp. ...........................    87,000                2,225,423
Shiseido Co., Ltd. ....................   135,000                1,967,622
Sony Corp. ............................    40,600               12,033,454
Tokyo Broadcasting System, Inc. .......     2,000                   67,691
Toshiba Corp. .........................   340,000                2,594,150
Yamanouchi Pharmaceutical Co. Ltd......    19,000                  663,504
                                                              ------------
  TOTAL JAPAN .........................                         68,864,989
                                                              ------------
LATIN AMERICA (4.2%)
BRAZIL (1.8%)
Companhia Energetica de Minas
  Gerais (ADR) ........................    56,631                1,278,807
Tele Centro Sul Participacoes S.A.
  (ADR) ...............................    20,318                1,843,859
Telesp Celular Participacoes S.A.
  (ADR) ...............................    51,605                2,186,762
                                                              ------------
                                                                 5,309,428
                                                              ------------
MEXICO (2.4%)
Carso Global Telecom A-1* .............   104,426                  980,371
Grupo Financiero Banamex* .............    79,000                  316,666
Grupo Televisa S.A. (GDR)* ............    32,851                2,242,081
Telefonos de Mexico S.A., Class L
  (ADR) ...............................    33,511                3,769,987
                                                              ------------
                                                                 7,309,105
                                                              ------------
  TOTAL LATIN AMERICA .................                         12,618,533
                                                              ------------




--------------------------------------------------------------------------------
                                          NUMBER                 VALUE
                                         OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
OTHER EUROPEAN COUNTRIES (33.8%)
FRANCE (12.1%)
Alcatel Alsthom .......................       960             $    220,707
Aventis S.A.* .........................    67,683                3,903,818
Banque Nationale de Paris .............    13,425                1,239,997
Bouygues S.A. .........................     6,273                3,991,311
Elf Aquitaine S.A. ....................         6                      926
France Telecom S.A. ...................    22,299                2,952,304
Groupe Danone .........................     3,517                  829,849
Havas Advertising .....................     4,241                1,808,921
Lafarge S.A. ..........................    19,129                2,229,775
Publicis S.A. .........................     2,801                1,059,145
Sanofi-Synthelabo S.A.* ...............    56,532                2,356,545
Societe Generale Paris ................     4,812                1,120,853
Television Francaise ..................     5,570                2,920,582
Total Fina S.A., Class B ..............    65,181                8,708,589
Vivendi* ..............................    31,284                2,828,027
                                                              ------------
                                                                36,171,349
                                                              ------------
GERMANY (3.7%)
Bayerische Motoren Werke (BMW)
  AG* .................................    82,038                2,518,914
Celanese AG* ..........................     4,968                   92,174
Mannesmann AG .........................    34,309                8,316,746
SAP AG ................................        29                   14,270
                                                              ------------
                                                                10,942,104
                                                              ------------
IRELAND (1.5%)
CRH plc ...............................   128,261                2,767,702
Elan Corp. plc* .......................    45,378                1,306,244
Jefferson Smurfit Group plc ...........   121,495                  363,999
                                                              ------------
                                                                 4,437,945
                                                              ------------
ITALY (3.7%)
Bipop SpA .............................    12,800                1,133,869
Mediaset SpA ..........................   207,012                3,222,951
Telecom Italia Mobile SpA .............   595,125                6,655,040
                                                              ------------
                                                                11,011,860
                                                              ------------
NETHERLANDS (6.5%)
Akzo Nobel N.V. .......................    55,199                2,771,861
ASM Lithography Holding N.V.* .........     8,419                  936,369
Gucci Group N.V. ......................    33,230                3,804,835
ING Groep N.V. ........................    83,638                5,055,118
Philips Electronics N.V.* .............    34,543                4,702,240
STMicroelectronics N.V. ...............    10,780                1,632,496
United Pan-Europe Communications
  N.V.* ...............................     5,870                  751,714
                                                              ------------
                                                                19,654,633
                                                              ------------
SPAIN (0.9%)
Telefonica S.A.* ......................   108,685                2,717,892
                                                              ------------
SWITZERLAND (5.4%)
Ares-Serono Group, Class B* ...........     1,141                2,437,575
Cie Financiere Richemont, Class A .....     1,832                4,374,238
Clariant AG* ..........................     4,225                2,014,939
Credit Suisse Group ...................     8,014                1,593,736
Fantastic Corp.* ......................     2,009                  364,639
Julius Baer Holding AG ................       707                2,136,770
Publi Groupe S.A. .....................     2,479                2,453,299
The Swatch Group AG (Bearer) ..........       790                  910,374
The Swatch Group AG (Registered).......        80                   18,649
                                                              ------------
                                                                16,304,219
                                                              ------------

EQ ADVISORS TRUST
EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                             NUMBER              VALUE
                                            OF SHARES            (NOTE 1)
--------------------------------------------------------------------------------
  TOTAL OTHER EUROPEAN
     COUNTRIES ........................                       $101,240,002
                                                              ------------
SCANDINAVIA (8.1%)
FINLAND (4.0%)
Enso OYJ ..............................       56,382               984,121
Helsingin Puhelin OYJ .................        2,600               216,815
HPY Holding OYJ* ......................        4,385               164,705
Nokia OYJ* ............................       58,556            10,628,081
                                                              ------------
                                                                11,993,722
                                                              ------------
SWEDEN (4.1%)
Ericsson LM, Class B ..................      110,332             7,107,714
Investor AB Class B * .................      238,176             3,366,049
Sandvik AB, Class A ...................       18,844               591,441
Sandvik AB, Class B ...................       24,102               769,243
Svenska Hadelsbanken, Class A* ........       41,745               526,053
                                                              ------------
                                                                12,360,500
                                                              ------------
  TOTAL SCANDINAVIA ...................                         24,354,222
                                                              ------------
SOUTHEAST ASIA (7.8%)
HONG KONG (3.4%)
Cheung Kong Holdings Ltd. .............      179,000             2,273,911
China Telecom (Hong Kong) Ltd. ........    1,190,000             7,439,892
Hutchison Whampoa Ltd. ................       42,000               610,536
                                                              ------------
                                                                10,324,339
                                                              ------------
KOREA (2.3%)
Korea Electric Power ..................       48,396             1,500,255
Korea Telecom Corp. SP (ADR) ..........       18,571             1,388,182
Pohang Iron & Steel Co., Ltd.
  (ADR) ...............................       12,030               421,050
Samsung Electronics Co. (Foreign) .....       15,612             3,657,237
                                                              ------------
                                                                 6,966,724
                                                              ------------
SINGAPORE (1.2%)
DBS Group Holdings Ltd.* ..............       92,031             1,508,524
Oversea-Chinese Banking Corp
  (Foreign) ...........................      140,095             1,286,973
United Overseas Bank (Foreign) ........       77,088               680,392
                                                              ------------
                                                                 3,475,889
                                                              ------------
TAIWAN (0.9%)
Hon Hai Precision Industry* ...........      103,000               767,946
Winbond Electronics Corp. (GDR)*.......       37,200               846,300
Winbond Electronics Corp.* ............      409,000               970,862
                                                              ------------
                                                                 2,585,108
                                                              ------------
  TOTAL SOUTHEAST ASIA ................                         23,352,060
                                                              ------------
UNITED KINGDOM (15.5%)
Aegis Group plc. ......................      361,372             1,313,210
Barclays plc ..........................       75,938             2,185,566
BP Amoco plc ..........................        6,900                69,372
British Telecom plc ...................      224,186             5,478,284
Cable & Wireless Communications
  plc* ................................       22,600               324,860
Cable & Wireless plc ..................      221,000             3,744,250
Carlton Communications plc ............      286,200             2,787,302
Diageo plc ............................      149,149             1,199,629
EMI Group plc .........................      264,685             2,597,005
Granada Group plc .....................      368,310             3,732,711
Orange plc ............................       80,680             2,723,387
Scottish Power plc ....................      225,913             1,711,241
Securicor plc* ........................      230,330               597,996
Shell Transport & Trading Co., plc
  (Registered) ........................    1,132,161             9,407,856
Siebe plc .............................      481,356             2,619,952





--------------------------------------------------------------------------------
                                             NUMBER              VALUE
                                            OF SHARES            (NOTE 1)
--------------------------------------------------------------------------------
Smiths Industries plc .................      141,572          $  2,115,028
Tesco plc .............................      602,379             1,831,479
WPP Group plc .........................      119,476             1,892,983
                                                              ------------
  TOTAL UNITED KINGDOM ................                         46,332,111
                                                              ------------
UNITED STATES (0.3%)
NTL, Inc.* ............................        7,000               873,250
                                                              ------------
TOTAL COMMON STOCKS: (97.0%)
  (Cost $199,383,393)..................                        290,251,739
                                                              ------------
PREFERRED STOCK
BRAZIL (0.0%)
Telecominicacoes de Sao Paulo .........        3,494                    85
                                                              ------------
GERMANY (0.5%)
SAP AG (Non Voting) ...................        2,339             1,428,089
                                                              ------------
TOTAL PREFERRED STOCKS: (0.5%)
  (Cost $1,406,628)....................                          1,428,174
                                                              ------------
WARRANTS
JAPAN (0.5%)
Tokyo Broadcasting, expiring
  11/17/00* ...........................       42,000             1,419,180
                                                              ------------
KOREA (0.1%)
Pohang Iron Lehman, expiring
  4/17/00* ............................        4,040               445,895
                                                              ------------
TOTAL WARRANTS (0.6%)
  (Cost $1,609,793)....................                          1,865,075
                                                              ------------
                                            PRINCIPAL
                                             AMOUNT
                                             ------
SHORT-TERM DEBT SECURITIES:
REPURCHASE AGREEMENT (1.6%)
Morgan Stanley & Co., Inc. 2.47%,
  dated 12/31/99, due 1/3/00, to be
  repurchased at $4,768,981,
  collateralized by $3,335,000 of U.S.
  Treasury Bonds, 13.25% due
  5/15/14, valued at $4,864,490........   $4,768,000             4,768,000
                                                              ------------
TIME DEPOSITS (0.0%)
Chase Nassau,
  3.48%, 1/3/00 .......................          598                   598
                                                              ------------
TOTAL SHORT-TERM DEBT SECURITIES: (1.6%)
 (Amortized Cost $4,768,598)...........                          4,768,598
                                                              ------------
TOTAL INVESTMENTS (99.7%)
  (Cost/Amortized Cost
  $207,168,412)........................                        298,313,586
OTHER ASSETS
  LESS LIABILITIES (0.3%) .............                            845,272
                                                              ------------
NET ASSETS (100%) .....................                       $299,158,858
                                                              ============

EQ ADVISORS TRUST
EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999

--------------------------------------------------------------------------------
MARKET SECTOR DIVERSIFICATION (Unaudited)
As a Percentage of Total Common Stocks
Basic Materials ..............................                 2.1%
Business Services ............................                11.3
Capital Goods ................................                 9.3
Consumer Cyclicals ...........................                 7.7
Consumer Non-Cyclicals .......................                 8.7
Credit Sensitive .............................                19.3
Diversified ..................................                 3.4
Energy .......................................                 6.2
Technology
     Electronics .............................       10.4
     Computer Hardware .......................        0.6
     Computer Software .......................        0.1
     Diversified Telecommunications
       Services ..............................       10.2
     Wireless Telecommunications Services.....       10.7
                                                     ----
Total Technology .............................                32.0
                                                             -----
                                                             100.0%
                                                             =====

---------------------
*    Non-income producing.
     Glossary:
     ADR--American Depositary Receipt
     GDR--Global Depositary Receipt

EQ ADVISORS TRUST
EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999


--------------------------------------------------------------------------------
At December 31, 1999 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)


                                                         LOCAL
                                                       CONTRACT       COST ON         U.S. $        UNREALIZED
                                                        AMOUNT      ORIGINATION      CURRENT      APPRECIATION/
                                                        (000'S)         DATE          VALUE       (DEPRECIATION)
                                                      ----------   -------------   -----------   ---------------
FOREIGN CURRENCY BUY CONTRACTS
British Pound, expiring 1/5/00 - 1/7/00 ...........        236        $382,722      $381,596        $ (1,126)
European Union, expiring 1/3/00 ...................         68          68,146        68,191              45
European Union, expiring 1/4/00 - 1/31/00 .........        207         208,600       209,261             661
European Union, expiring 1/5/00 - 1/31/00 .........        334         335,102       336,599           1,497

Japanese Yen, expiring 1/6/00 .....................     13,209         129,169       129,345             176

FOREIGN CURRENCY SELL CONTRACTS
British Pound, expiring 1/10/00 ...................        105         169,925       170,169            (244)
British Pound, expiring 1/4/00 ....................         38          61,032        61,286            (254)
British Pound, expiring 1/5/00 ....................        470         758,997       758,471             526

Canadian Dollar, expiring 1/4/00 ..................        174         120,008       120,734            (726)
Canadian Dollar, expiring 1/5/00 ..................        162         111,175       111,846            (671)

Swedish Krona, expiring 1/4/00 - 1/5/00 ...........        408          47,817        48,079            (262)
Swedish Krona, expiring 1/3/00 ....................        358          42,008        42,147            (139)
                                                                                                    --------
                                                                                                    $   (517)
                                                                                                    ========


Investment security transactions for the year ended December 31, 1999 were as follows:




COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $268,947,190
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     223,446,438


As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........     $ 87,954,769
Aggregate gross unrealized depreciation .........       (2,634,378)
                                                      ------------
Net unrealized appreciation .....................     $ 85,320,391
                                                      ============
Federal income tax cost of investments ..........     $212,993,195
                                                      ============

At December 31, 1999, the Portfolio had loaned securities with a total value of $24,902,582, which was secured by collateral of $25,961,525.


The Portfolio utilized net capital loss carryforwards of $1,651,370 during 1999.






                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/PUTNAM INVESTORS GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999


--------------------------------------------------------------------------------
                                             NUMBER               VALUE
                                            OF SHARES            (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
BASIC MATERIALS (0.7%)
CHEMICALS--SPECIALTY (0.7%)
Praxair, Inc. ..........................    50,600             $  2,545,813
                                                               ------------
BUSINESS SERVICES (10.2%)
PRINTING, PUBLISHING,
  BROADCASTING (10.2%)
AT&T Corp.--Liberty Media
  Group, Class A* ......................   151,800                8,614,650
CBS Corp.* .............................    64,300                4,111,181
Clear Channel Communications,
  Inc.* ................................    58,300                5,203,275
Comcast Corp., Class A .................    64,200                3,226,050
Interpublic Group, Inc. ................    83,100                4,793,831
Omnicom Group, Inc. ....................    18,700                1,870,000
Time Warner, Inc. ......................    66,500                4,817,094
Viacom, Inc., Class B* .................   110,500                6,678,344
                                                               ------------
                                                                 39,314,425
                                                               ------------
CAPITAL GOODS (6.6%)
AEROSPACE (0.9%)
United Technologies Corp. ..............    50,900                3,308,500
                                                               ------------
BUILDING MATERIALS & FOREST PRODUCTS (0.4%)
Weyerhaeuser Co. .......................    24,200                1,737,863
                                                               ------------
ELECTRICAL EQUIPMENT (4.3%)
General Electric Co. ...................   100,300               15,521,425
Rockwell International Corp. ...........    17,300                  828,237
                                                               ------------
                                                                 16,349,662
                                                               ------------
MACHINERY (1.0%)
Applied Material, Inc.* ................    31,400                3,977,988
                                                               ------------
  TOTAL CAPITAL GOODS ..................                         25,374,013
                                                               ------------
CONSUMER CYCLICALS (9.4%)
LEISURE RELATED (0.3%)
Carnival Corp., Class A ................    27,200                1,300,500
                                                               ------------
PHOTO & OPTICAL (0.3%)
Bausch & Lomb, Inc. ....................    19,800                1,355,062
                                                               ------------
RETAIL--GENERAL (8.8%)
Costco Wholesale Corp.* ................     7,600                  693,500
CVS Corp. ..............................    52,100                2,080,744
Dayton Hudson Corp. ....................    52,300                3,840,781
Home Depot, Inc. .......................   157,650               10,808,878
Tandy Corp. ............................    68,500                3,369,344
TJX Cos., Inc. .........................   150,300                3,071,756
Wal-Mart Stores, Inc. ..................   141,300                9,767,363
                                                               ------------
                                                                 33,632,366
                                                               ------------
  TOTAL CONSUMER CYCLICALS .............                         36,287,928
                                                               ------------
CONSUMER NON-CYCLICALS (11.7%)
BEVERAGES (0.5%)
Anheuser-Busch Cos., Inc. ..............    25,400                1,800,225
                                                               ------------
CONTAINERS (0.3%)
Sealed Air Corp.* ......................    24,100                1,248,681
                                                               ------------
DRUGS (6.6%)
Allergan, Inc. .........................    27,200                1,353,200
Amgen, Inc.* ...........................    65,800                3,952,112
Biogen, Inc.* ..........................    20,000                1,690,000
Bristol-Myers Squibb Co. ...............    56,600                3,633,012
Genentech, Inc.* .......................    11,000                1,479,500
Immunex Corp.* .........................    16,200                1,770,863




--------------------------------------------------------------------------------
                                             NUMBER               VALUE
                                            OF SHARES            (NOTE 1)
--------------------------------------------------------------------------------
Schering-Plough Corp. ..................   133,900             $  5,648,906
Warner-Lambert Co. .....................    71,300                5,842,144
                                                               ------------
                                                                 25,369,737
                                                               ------------
RETAIL--FOOD (0.4%)
SYSCO Corp. ............................    41,800                1,653,713
                                                               ------------
SOAPS & TOILETRIES (3.9%)
Colgate Palmolive Co. ..................    56,100                3,646,500
Estee Lauder Cos., Class A .............    67,300                3,394,444
Johnson & Johnson ......................    58,800                5,475,750
Kimberly Clark Corp. ...................    37,700                2,459,925
                                                               ------------
                                                                 14,976,619
                                                               ------------
  TOTAL CONSUMER NON-CYCLICALS .........                         45,048,975
                                                               ------------
CREDIT SENSITIVE (14.5%)
BANKS (3.5%)
Comerica, Inc. .........................     9,400                  438,862
Fifth Third Bancorp ....................    46,800                3,433,950
First Security Corp. ...................    62,200                1,588,044
Firstar Corp. ..........................   159,400                3,367,325
Northern Trust Corp. ...................    18,800                  996,400
Wells Fargo Co. ........................    54,900                2,220,018
Zions Bancorporation ...................    21,700                1,284,369
                                                               ------------
                                                                 13,328,968
                                                               ------------
FINANCIAL SERVICES (4.6%)
American Express Co. ...................    28,800                4,788,000
Capital One Financial Corp. ............    37,500                1,807,031
Citigroup, Inc. ........................   147,100                8,173,244
Providian Financial Corp. ..............    32,850                2,991,403
                                                               ------------
                                                                 17,759,678
                                                               ------------
INSURANCE (2.7%)
American General Corp. .................    36,300                2,754,263
American International Group, Inc. .....    63,900                6,909,187
Lincoln National Corp. .................    22,300                  892,000
                                                               ------------
                                                                 10,555,450
                                                               ------------
UTILITY--TELEPHONE (3.7%)
MCI WorldCom, Inc.* ....................    37,350                1,981,884
SBC Communications, Inc. ...............    72,000                3,510,000
Sprint Corp. (FON Group) ...............   129,200                8,696,775
                                                               ------------
                                                                 14,188,659
                                                               ------------
  TOTAL CREDIT SENSITIVE ...............                         55,832,755
                                                               ------------
DIVERSIFIED (2.4%)
MISCELLANEOUS (2.4%)
Avery Dennison Corp. ...................     9,000                  655,875
Tyco International Ltd. ................   215,200                8,365,900
                                                               ------------
                                                                  9,021,775
                                                               ------------
ENERGY (4.7%)
COAL & GAS PIPELINES (1.3%)
Enron Corp. ............................   110,400                4,899,000
                                                               ------------
OIL--DOMESTIC (1.7%)
Burlington Resources, Inc. .............    38,800                1,282,825
Exxon Mobil Corp.* .....................    66,500                5,357,406
                                                               ------------
                                                                  6,640,231
                                                               ------------
OIL--INTERNATIONAL (1.7%)
Conoco, Inc., Class A ..................   124,200                3,073,950
Royal Dutch Petroleum Co.
  (New York Shares) ....................    55,600                3,360,325
                                                               ------------
                                                                  6,434,275
                                                               ------------
  TOTAL ENERGY .........................                         17,973,506
                                                               ------------

EQ ADVISORS TRUST
EQ/PUTNAM INVESTORS GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                                  NUMBER            VALUE
                                                 OF SHARES         (NOTE 1)
--------------------------------------------------------------------------------
TECHNOLOGY (37.1%)
COMPUTER HARDWARE (4.1%)
Cisco Systems, Inc.* .......................      88,900        $  9,523,412
Sun Microsystems, Inc.* ....................      78,600           6,086,588
                                                                ------------
                                                                  15,610,000
                                                                ------------
COMPUTER SOFTWARE (10.0%)
America Online, Inc.* ......................     102,400           7,724,800
BMC Software, Inc.* ........................      47,100           3,765,056
Microsoft Corp.* ...........................     163,800          19,123,650
Oracle Corp.* ..............................      50,300           5,636,744
VERITAS Software Corp.* ....................      14,200           2,032,375
                                                                ------------
                                                                  38,282,625
                                                                ------------
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (9.5%)
Alltel Corp. ...............................      45,100           3,729,206
Comverse Technology, Inc.* .................      12,700           1,838,325
Corning, Inc. ..............................      16,400           2,114,575
Lucent Technologies, Inc. ..................      98,600           7,376,512
Motorola, Inc. .............................      67,600           9,954,100
QUALCOMM, Inc.* ............................      35,300           6,221,625
Tellabs, Inc.* .............................      11,800             757,413
Yahoo!, Inc.* ..............................      11,103           4,804,129
                                                                ------------
                                                                  36,795,885
                                                                ------------
ELECTRONICS (5.3%)
Amazon.com, Inc.* ..........................      15,700           1,195,163
Intel Corp. ................................      59,100           4,864,669
JDS Uniphase Corp.* ........................      24,800           4,000,550
Solectron Corp.* ...........................      48,700           4,632,587
Texas Instruments, Inc. ....................      34,800           3,371,250
Xilinx, Inc.* ..............................      54,400           2,473,500
                                                                ------------
                                                                  20,537,719
                                                                ------------
OFFICE EQUIPMENT (3.5%)
Apple Computer, Inc.* ......................      32,800           3,372,250
Dell Computer Corp.* .......................      76,600           3,906,600
EMC Corp.* .................................      41,900           4,577,575
Lexmark International Group, Inc.*..........      15,400           1,393,700
                                                                ------------
                                                                  13,250,125
                                                                ------------


--------------------------------------------------------------------------------
                                                     NUMBER                VALUE
                                                    OF SHARES            (NOTE 1)
--------------------------------------------------------------------------------
OFFICE EQUIPMENT SERVICES (0.5%)
Electronic Data Systems Corp. ..............        27,600        $  1,847,475
                                                                  ------------
WIRELESS TELECOMMUNICATION
  SERVICES (4.2%)
Nextel Communications, Inc.,
  Class A* .................................        35,600           3,671,250
Nokia OYJ (ADR) ............................        33,800           6,422,000
Omnipoint Corp.* ...........................        12,200           1,471,625
Sprint Corp. (PCS Group)* ..................        30,300           3,105,750
VoiceStream Wireless Corp.* ................        11,100           1,579,669
                                                                  ------------
                                                                    16,250,294
                                                                  ------------
  TOTAL TECHNOLOGY .........................                       142,574,123
                                                                  ------------
TOTAL COMMON STOCKS (97.3%)
  (Cost $275,679,524).......................                       373,973,313
                                                                  ------------
                                                    PRINCIPAL
                                                      AMOUNT
                                                      ------
SHORT-TERM DEBT
  SECURITIES:
REPURCHASE AGREEMENT (3.1%)
J.P. Morgan Securities, Inc. 2.50%,
  dated 12/31/99, due 1/3/00, to be
  repurchased at $11,795,457,
  collateralized by $9,623,000 of U.S.
  Treasury Bonds, 8.75% due
  8/15/20, valued at $11,975,470............   $11,793,000          11,793,000
                                                                  ------------
TIME DEPOSITS (0.0%)
Chase Nassau,
  3.48%, 1/3/00 ............................           823                 823
                                                                  ------------
TOTAL SHORT-TERM DEBT SECURITIES (3.1%)
 (Amortized Cost $11,793,823)...............                        11,793,823
                                                                  ------------
TOTAL INVESTMENTS (100.4%)
  (Cost/Amortized Cost
  $287,473,347).............................                       385,767,136
OTHER ASSETS LESS LIABILITIES
  (--0.4%) .................................                        (1,591,679)
                                                                  ------------
NET ASSETS (100%) ..........................                      $384,175,457
                                                                  ============

---------------------
* Non-income producing.

  Glossary:

  ADR -- American Depositary Receipt.

EQ ADVISORS TRUST
EQ/PUTNAM INVESTORS GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999

--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 1999 were as follows:



COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $320,455,262
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     198,258,756


As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:



Aggregate gross unrealized appreciation .........    $104,758,445
Aggregate gross unrealized depreciation .........      (6,638,826)
                                                     ------------
Net unrealized appreciation .....................    $ 98,119,619
                                                     ------------
Federal income tax cost of investments ..........    $287,647,517
                                                     ============

At December 31, 1999, the Portfolio had loaned securities with a total value of $11,563,177, which was secured by collateral of $11,671,440.

The Portfolio utilized net capital loss carryforwards of $4,282,990 during 1999.














                       See Notes to Financial Statements.

EQ ADVISORS TRUST
T. ROWE PRICE EQUITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999


--------------------------------------------------------------------------------
                                                    NUMBER            VALUE
                                                  OF SHARES          (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
BASIC MATERIALS (11.7%)
CHEMICALS (4.1%)
Dow Chemical Co. ..............................    20,200          $2,699,225
Du Pont (E.I.) de Nemours
  & Co. .......................................    51,800           3,412,325
Great Lakes Chemical Corp. ....................    47,800           1,825,362
Hercules, Inc. ................................    79,800           2,224,425
Imperial Chemical Industries plc
  (ADR) .......................................    31,500           1,340,719
                                                                   ----------
                                                                   11,502,056
                                                                   ----------
CHEMICALS--SPECIALTY (0.9%)
CK Witco Corp. ................................    57,207             765,144
PPG Industries, Inc. ..........................    29,000           1,814,312
                                                                   ----------
                                                                    2,579,456
                                                                   ----------
METALS & MINING (3.3%)
Inco Ltd.* ....................................    44,900           1,055,150
Minnesota Mining &
  Manufacturing Co. ...........................    33,700           3,298,387
Newmont Mining Corp. ..........................    63,900           1,565,550
Phelps Dodge Corp. ............................    23,900           1,604,288
Reynolds Metals Co. ...........................    22,500           1,724,063
                                                                   ----------
                                                                    9,247,438
                                                                   ----------
PAPER (3.4%)
Consolidated Papers, Inc. .....................    56,200           1,787,862
Fort James Corp. ..............................    91,000           2,491,125
International Paper Co. .......................    88,621           5,001,548
                                                                   ----------
                                                                    9,280,535
                                                                   ----------
  TOTAL BASIC MATERIALS .......................                    32,609,485
                                                                   ----------
BUSINESS SERVICES (4.2%)
ENVIRONMENTAL CONTROL (1.4%)
Pall Corp. ....................................    95,700           2,063,531
Waste Management, Inc. ........................   103,634           1,781,210
                                                                   ----------
                                                                    3,844,741
                                                                   ----------
PRINTING, PUBLISHING,
  BROADCASTING (2.6%)
Donnelley (R.R.) & Sons Co. ...................    51,600           1,280,325
Dow Jones & Co., Inc. .........................    26,900           1,829,200
Knight Ridder, Inc. ...........................    48,200           2,867,900
Reader's Digest Association, Inc.,
  Class A .....................................    46,700           1,365,975
                                                                   ----------
                                                                    7,343,400
                                                                   ----------
TRUCKING, SHIPPING (0.2%)
GATX Corp. ....................................    17,200             580,500
                                                                   ----------
  TOTAL BUSINESS SERVICES .....................                    11,768,641
                                                                   ----------
CAPITAL GOODS (4.1%)
AEROSPACE (1.9%)
Boeing Co. ....................................    45,000           1,870,313
Honeywell International, Inc.* ................    14,162             816,970
Lockheed Martin Corp. .........................   114,700           2,509,063
                                                                   ----------
                                                                    5,196,346
                                                                   ----------
BUILDING & CONSTRUCTION (0.5%)
Armstrong World Industries, Inc................    41,400           1,381,725
                                                                   ----------
BUILDING MATERIALS & FOREST
  PRODUCTS (0.7%)
The Stanley Works .............................    66,200           1,994,275
                                                                   ----------


--------------------------------------------------------------------------------
                                                    NUMBER            VALUE
                                                  OF SHARES          (NOTE 1)
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT (1.0%)
Cooper Industries, Inc. .......................    35,100         $1,419,356
Hubbell, Inc., Class B ........................    45,300          1,234,425
                                                                  ----------
                                                                   2,653,781
                                                                  ----------
  TOTAL CAPITAL GOODS .........................                   11,226,127
                                                                  ----------
CONSUMER CYCLICALS (8.3%)
AUTO RELATED (1.5%)
Dana Corp. ....................................    27,000            808,313
Genuine Parts Co. .............................    73,700          1,828,681
TRW, Inc. .....................................    27,300          1,417,894
                                                                  ----------
                                                                   4,054,888
                                                                  ----------
AUTOS & TRUCKS (0.4%)
General Motors Corp. ..........................    16,000          1,163,000
                                                                  ----------
FOOD SERVICES, LODGING (1.1%)
Hilton Hotels Corp. ...........................   114,100          1,098,213
Starwood Hotels & Resorts
  Worldwide, Inc. .............................    85,097          1,999,779
                                                                  ----------
                                                                   3,097,992
                                                                  ----------
HOUSEHOLD FURNITURE, APPLIANCES (1.0%)
Fortune Brands, Inc. ..........................    41,500          1,372,094
Whirlpool Corp. ...............................    22,100          1,437,881
                                                                  ----------
                                                                   2,809,975
                                                                  ----------
LEISURE RELATED (1.6%)
Hasbro, Inc. ..................................    62,200          1,185,687
Walt Disney Co. ...............................   110,800          3,240,900
                                                                  ----------
                                                                   4,426,587
                                                                  ----------
PHOTO & OPTICAL (1.1%)
Eastman Kodak Co. .............................    46,500          3,080,625
                                                                  ----------
RETAIL--GENERAL (1.6%)
May Department Stores Co. .....................    41,850          1,349,662
Penny (J.C.), Inc. ............................    44,700            891,206
Rite Aid Corp. ................................    63,200            707,050
Toys-R-Us, Inc.* ..............................   105,900          1,515,694
                                                                  ----------
                                                                   4,463,612
                                                                  ----------
  TOTAL CONSUMER CYCLICALS ....................                   23,096,679
                                                                  ----------
CONSUMER NON-CYCLICALS (16.0%)
BEVERAGES (1.7%)
Anheuser-Busch Cos., Inc. .....................    39,700          2,813,738
Brown-Forman Corp., Class B ...................    34,000          1,946,500
                                                                  ----------
                                                                   4,760,238
                                                                  ----------
CONTAINERS (0.2%)
Tupperware Corp. ..............................    38,700            655,481
                                                                  ----------
DRUGS (3.8%)
Abbott Laboratories ...........................    53,900          1,957,243
American Home Products Corp....................   108,400          4,275,025
Merck & Co., Inc. .............................    17,100          1,146,769
Pharmacia & Upjohn, Inc. ......................    73,000          3,285,000
                                                                  ----------
                                                                  10,664,037
                                                                  ----------
FOODS (5.7%)
Campbell Soup Co. .............................    48,900          1,891,819
General Mills, Inc. ...........................   106,700          3,814,525
H.J. Heinz Co. ................................    63,300          2,520,131
Hershey Foods Corp. ...........................    52,900          2,512,750
Kellogg Co. ...................................    41,000          1,263,313

EQ ADVISORS TRUST
T. ROWE PRICE EQUITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999


--------------------------------------------------------------------------------
                                                  NUMBER             VALUE
                                                OF SHARES           (NOTE 1)
--------------------------------------------------------------------------------
McCormick & Co., Inc.
  (Non Voting) ...........................        57,400          $1,707,650
Quaker Oats Co. ..........................        30,500           2,001,562
                                                                  ----------
                                                                  15,711,750
                                                                  ----------
HOSPITAL SUPPLIES & SERVICES (0.6%)
Becton, Dickinson and Co. ................        21,300             569,775
Smith & Nephew plc .......................      331,400            1,113,302
                                                                  ----------
                                                                   1,683,077
                                                                  ----------
SOAPS & TOILETRIES (2.5%)
International Flavors &
  Fragrances, Inc. .......................       78,100            2,948,275
Kimberly Clark Corp. .....................       59,600            3,888,900
                                                                  ----------
                                                                   6,837,175
                                                                  ----------
TOBACCO (1.5%)
Philip Morris Cos., Inc. .................       85,300            1,977,894
UST, Inc. ................................       89,000            2,241,687
                                                                  ----------
                                                                   4,219,581
                                                                  ----------
  TOTAL CONSUMER NON-CYCLICALS............                        44,531,339
                                                                  ----------
CREDIT SENSITIVE (29.4%)
BANKS (5.1%)
Bank of America Corp. ....................       29,700            1,490,569
Bank One Corp. ...........................       64,750            2,076,047
Chase Manhattan Corp. ....................       11,200              870,100
Firstar Corp. ............................       45,300              956,962
FleetBoston Financial Corp. ..............       95,506            3,324,803
KeyCorp ..................................       29,200              646,050
Mercantile Bankshares Corp. ..............       46,450            1,483,497
National City Corp. ......................       43,600            1,032,775
Wells Fargo Co. ..........................       57,400            2,321,112
                                                                  ----------
                                                                  14,201,915
                                                                  ----------
FINANCIAL SERVICES (5.4%)
Citigroup, Inc. ..........................       72,200            4,011,612
Dun & Bradstreet Corp. ...................       57,200            1,687,400
H&R Block, Inc. ..........................       35,900            1,570,625
J.P. Morgan & Co. ........................       22,200            2,811,075
Mellon Financial Corp. ...................      142,300            4,847,094
                                                                  ----------
                                                                  14,927,806
                                                                  ----------
INSURANCE (5.0%)
American General Corp. ...................       40,700            3,088,112
Chubb Corp. ..............................       36,100            2,032,881
Lincoln National Corp. ...................       36,800            1,472,000
Safeco Corp. .............................       53,700            1,335,788
St. Paul Companies, Inc. .................       87,166            2,936,405
UnumProvident Corp. ......................       61,800            1,981,462
XL Capital Ltd-Class A ...................       17,800              923,375
                                                                  ----------
                                                                  13,770,023
                                                                  ----------
MORTGAGE RELATED (1.1%)
Fannie Mae ...............................       50,500            3,153,094
                                                                  ----------
REAL ESTATE (1.3%)
Rouse Co. ................................       53,200            1,130,500
Simon Property Group, Inc. ...............       81,000            1,857,938
Vornado Realty Trust .....................       21,200              689,000
                                                                  ----------
                                                                   3,677,438
                                                                  ----------
UTILITY--ELECTRIC (4.8%)
DQE, Inc. ................................       39,800            1,378,075
Duke Energy Corp. ........................       43,200            2,165,400


--------------------------------------------------------------------------------
                                                  NUMBER             VALUE
                                                OF SHARES           (NOTE 1)
--------------------------------------------------------------------------------
Entergy Corp. ............................       35,400           $  911,550
FirstEnergy Corp. ........................       66,470            1,508,038
Niagara Mohawk Holdings, Inc.*............       47,900              667,606
Reliant Energy, Inc. .....................       48,500            1,109,438
ScottishPower plc (ADR) ..................       41,586            1,164,408
Southern Co. .............................       84,800            1,992,800
TECO Energy, Inc. ........................       33,500              621,844
Unicom Corp. .............................       52,300            1,752,050
                                                                  ----------
                                                                  13,271,209
                                                                  ----------
UTILITY--TELEPHONE (6.7%)
AT&T Corp. ...............................       24,100            1,223,075
Bell Atlantic Corp. ......................       54,000            3,324,375
BellSouth Corp. ..........................       23,100            1,081,369
GTE Corp. ................................       65,100            4,593,619
SBC Communications, Inc. .................      108,881            5,307,948
U.S. WEST, Inc. ..........................       44,900            3,232,800
                                                                  ----------
                                                                  18,763,186
                                                                  ----------
  TOTAL CREDIT SENSITIVE .................                        81,764,671
                                                                  ----------
DIVERSIFIED (0.6%)
MISCELLANEOUS (0.6%)
Unilever N.V. ............................       31,400            1,736,353
                                                                  ----------
ENERGY (16.4%)
OIL--DOMESTIC (6.4%)
Atlantic Richfield Co. ...................       55,000            4,757,500
Chevron Corp. ............................       42,700            3,698,888
Exxon Mobil Corp.* .......................      114,469            9,221,814
                                                                  ----------
                                                                  17,678,202
                                                                  ----------
OIL--INTERNATIONAL (6.0%)
Amerada Hess Corp. .......................       53,600            3,041,800
BP Amoco plc (ADR) .......................       78,148            4,635,153
Phillips Petroleum Co. ...................       26,300            1,236,100
Royal Dutch Petroleum Co.
  (New York Shares) ......................       54,700            3,305,931
Texaco, Inc. .............................       58,500            3,177,281
USX-Marathon Group, Inc. .................       56,500            1,394,844
                                                                  ----------
                                                                  16,791,109
                                                                  ----------
OIL--SUPPLIES & CONSTRUCTION (1.9%)
Baker Hughes, Inc. .......................      123,200            2,594,900
Unocal Corp. .............................       77,900            2,614,519
                                                                  ----------
                                                                   5,209,419
                                                                  ----------
RAILROADS (2.1%)
Burlington Northern Santa Fe
  Corp. ..................................       27,900              676,575
Norfolk Southern Corp. ...................      122,200            2,505,100
Union Pacific Corp. ......................       63,700            2,778,912
                                                                  ----------
                                                                   5,960,587
                                                                  ----------
  TOTAL ENERGY ...........................                        45,639,317
                                                                  ----------
TECHNOLOGY (4.9%)
COMPUTER HARDWARE (0.9%)
Hewlett Packard Co. ......................       22,500            2,563,594
                                                                  ----------
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (2.8%)
Alltel Corp. .............................       49,400            4,084,762
BCE, Inc. ................................       40,800            3,679,650
                                                                  ----------
                                                                   7,764,412
                                                                  ----------

EQ ADVISORS TRUST
T. ROWE PRICE EQUITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999


------------------------------------------------------------------
                                        NUMBER           VALUE
                                       OF SHARES       (NOTE 1)
------------------------------------------------------------------
OFFICE EQUIPMENT (1.2%)
Compaq Computer Corp. ............        47,100     $  1,274,644
Xerox Corp. ......................        84,100        1,908,019
                                                     ------------
                                                        3,182,663
                                                     ------------
  TOTAL TECHNOLOGY ...............                     13,510,669
                                                     ------------
TOTAL COMMON STOCKS (95.6%)
  (Cost $268,894,629).............                    265,883,281
                                                     ------------
                                       PRINCIPAL
                                        AMOUNT
                                        ------
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (4.9%)
Aon Corp.,
  6.55%, 2/4/00 ..................    $3,000,000        2,981,442
Dresdner US Finance, Inc.,
  6.23%, 1/10/00 .................     3,000,000        2,995,327
General Electric Capital,
  6.30%, 2/17/00 .................     2,000,000        1,983,550
Greenwich Funding Corp.
  6.00%, 2/7/00+ (Section) .......     2,000,000        1,987,667
Harvard University,
  5.50%, 1/3/00 ..................       765,000          764,787
Kommunalkredit Austria AG,
  6.60%, 1/18/00 .................     3,000,000        2,990,650
                                                     ------------
                                                       13,703,423
                                                     ------------

-----------------------------------------------------------------------
                                       PRINCIPAL           VALUE
                                         AMOUNT           (NOTE 1)
-----------------------------------------------------------------------
TIME DEPOSITS (0.0%)
Chase Nassau,
  3.48%, 1/3/00 ......................   $1,116         $      1,116
                                                        ------------
TOTAL SHORT-TERM DEBT
  SECURITIES (4.9%)
 (Amortized Cost $13,704,539).........                    13,704,539
                                                        ------------
TOTAL INVESTMENTS (100.5%)
  (Cost/Amortized Cost
  $282,599,168).......................                   279,587,820
OTHER ASSETS
  LESS LIABILITIES (-0.5%) ...........                    (1,375,549)
                                                        ------------
NET ASSETS (100%) ....................                  $278,212,271
                                                        ============





----------
*           Non-income producing.

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1999, these securities amounted to $1,987,667 or 0.71% of net assets.

(Section)   Illiquid security; is not actively traded.

            Glossary:
            ADR--American Depositary Receipt


--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 1999 were as follows:



COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $117,413,420
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........      78,673,217


As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........    $  24,861,963
Aggregate gross unrealized depreciation .........      (28,053,351)
                                                     -------------
Net unrealized depreciation .....................    $  (3,191,388)
                                                     =============
Federal income tax cost of investments ..........    $ 282,779,208
                                                     =============


At December 31, 1999, the Portfolio had loaned securities with a total value of $8,857,169, which was secured by collateral of $9,119,900.


For the period from January 1, 1999 to December 31, 1999, the Portfolio incurred approximately $610 and $7,326 as brokerage commissions with Autranet and Donaldson, Lufkin & Jenrette Securities Corp., both affiliated broker/dealers.


                       See Notes to Financial Statements.

EQ ADVISORS TRUST
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999


--------------------------------------------------------------------------------
                                         NUMBER                   VALUE
                                        OF SHARES                (NOTE 1)
--------------------------------------------------------------------------------
AUSTRALIA & NEW ZEALAND (2.4%)
AUSTRALIA (2.2%)
Brambles Industries Ltd. ............    12,000               $    331,592
Broken Hill Proprietary Ltd. ........    27,424                    359,821
Colonial Ltd. .......................   109,976                    491,302
Commonwealth Bank of
  Australia .........................    31,048                    534,239
Lend Lease Corp. ....................    22,296                    312,123
News Corp., Ltd. ....................    64,184                    622,729
Publishing & Broadcasting Ltd. ......    66,000                    503,533
Tabcorp Holdings Ltd. ...............    42,000                    284,171
Telstra Corp., Ltd. .................   112,305                    610,005
Telstra Corp., Ltd. (INS RECP)*......    22,000                     77,500
Westpac Banking Corp. ...............    77,520                    534,314
                                                              ------------
                                                                 4,661,329
                                                              ------------
NEW ZEALAND (0.2%)
Telecom Corp. of New Zealand ........    95,000                    446,736
                                                              ------------
  TOTAL AUSTRALIA & NEW
     ZEALAND ........................                            5,108,065
                                                              ------------
CANADA (0.8%)
Alcan Aluminum Ltd. .................     6,620                    272,168
Celestica, Inc.* ....................    15,638                    867,909
Nortel Networks Corp. ...............     3,170                    320,006
Royal Bank of Canada ................     3,600                    158,222
                                                              ------------
  TOTAL CANADA ......................                            1,618,305
                                                              ------------
JAPAN (22.0%)
Bridgestone Corp. ...................    11,000                    242,101
Canon, Inc. .........................    56,000                  2,224,005
Citizen Watch Co., Ltd. .............    18,000                    114,448
Daiichi Pharma Co., Ltd. ............    10,000                    130,001
Daiwa House Industry ................    32,000                    237,895
DDI Corp. ...........................        71                    972,317
Denso Corp. .........................    48,000                  1,145,652
East Japan Railway Co. ..............        86                    463,523
Fanuc ...............................     7,300                    929,013
Fuji Television Network, Inc.* ......        25                    342,365
Fujitsu Ltd. ........................    38,000                  1,732,173
Hitachi Ltd. ........................    40,000                    641,690
Honda Motor Co., Ltd. ...............     4,000                    148,684
Ito-Yokado Co., Ltd. ................     6,000                    651,472
Kao Corp. ...........................    22,000                    627,311
Kokuyo ..............................    17,000                    226,157
Komori Corp. ........................    15,000                    285,973
Kuraray Co., Ltd. ...................    44,000                    445,466
Kyocera Corp. .......................    16,000                  4,147,511
Makita Corp. ........................    23,000                    206,984
Marui Co., Ltd. .....................    34,000                    507,522
Matsushita Electric Industries ......    68,000                  1,882,422
Mitsubishi Corp. ....................    39,000                    300,998
Mitsubishi Heavy Industries Ltd......   187,000                    623,760
Mitsui Fudosan Co., Ltd. ............    84,000                    568,600
Murata Manufacturing Co., Ltd........    16,000                  3,756,236
NEC Corp. ...........................    80,000                  1,905,507
Nippon Telegraph & Telephone ........       216                  3,697,545
Nomura Securities Co. ...............    69,000                  1,245,280
NTT Mobile Communications
  Network, Inc. .....................        65                  2,498,777
Sankyo Co. ..........................    36,000                    739,509
Sekisui Chemical ....................    55,000                    243,715
Sekisui House Ltd. ..................    39,000                    345,251


--------------------------------------------------------------------------------
                                         NUMBER                   VALUE
                                        OF SHARES                (NOTE 1)
--------------------------------------------------------------------------------
Seven-Eleven Japan Co. Ltd. .........     4,000               $    633,865
Shin-Etsu Chemical Co., Ltd. ........    17,000                    731,684
Shiseido Co., Ltd. ..................    20,000                    291,500
Softbank Corp. ......................       300                    287,000
Sony Corp. ..........................    14,900                  4,416,218
Sumitomo Bank Ltd. ..................    46,000                    629,502
Sumitomo Corp. ......................    75,000                    727,037
Sumitomo Electric Industries ........    69,000                    797,114
TDK Corp. ...........................    14,000                  1,932,310
Tokio Marine & Fire Insurance
  Co., Ltd. .........................    16,000                    187,029
Tokyo Electron Ltd. .................     2,000                    273,892
Toppan Printing .....................    30,000                    299,325
Toshiba Corp. .......................   138,000                  1,052,920
Uny Co., Ltd. .......................    18,000                    175,898
Yamanouchi Pharmaceutical Co.
  Ltd. ..............................    19,000                    663,504
                                                              ------------
  TOTAL JAPAN .......................                           47,328,661
                                                              ------------
LATIN AMERICA (3.4%)
ARGENTINA (0.3%)
Banco Frances Rio Plata (ADR)........     4,370                    103,514
Banco Galicia Y Bueno (ADR) .........     7,504                    148,665
Telefonica de Argentina (ADR)........    10,280                    317,395
                                                              ------------
                                                                   569,574
                                                              ------------
BRAZIL (1.5%)
Compamhia Energetica de Minas
  Gerais (ADR) ......................     9,223                    208,268
Pao de Acucar (ADR) .................     8,875                    286,774
Telebras S.A. (ADR) .................    21,020                  2,701,070
Unibanco S.A. (GDR) .................     4,019                    121,072
                                                              ------------
                                                                 3,317,184
                                                              ------------
MEXICO (1.6%)
Cemex S.A. (ADR)* ...................    12,800                    356,800
Cemex S.A. (CPO)* ...................    26,000                    145,359
Fomento Economico Mexicano
  S.A. ..............................    99,000                    441,741
Grupo Modelo S.A., Class C ..........    75,000                    205,696
Grupo Televisa S.A. (GDR)* ..........     6,500                    443,625
Kimberly Clark de Mexico S.A.,
  Class A ...........................    63,000                    245,886
Telefonos de Mexico S.A.,
  Class L (ADR) .....................    15,000                  1,687,500
                                                              ------------
                                                                 3,526,607
                                                              ------------
  TOTAL LATIN AMERICA ...............                            7,413,365
                                                              ------------
OTHER EUROPEAN COUNTRIES (37.6%)
BELGIUM (1.0%)
Dexia ...............................     1,105                    177,273
Fortis (B) ..........................    22,910                    827,488
Kredietbank N.V. ....................    17,710                    955,396
UCB S.A. ............................     2,460                    106,787
                                                              ------------
                                                                 2,066,944
                                                              ------------
FRANCE (9.2%)
Alcatel Alsthom .....................     6,040                  1,388,618
Aventis S.A. ........................     5,710                    332,218
Aventis S.A.* .......................     3,375                    194,662
Banque Nationale de Paris ...........    10,650                    983,685
Cap Gemini S.A. .....................     3,390                    861,412
Carrefour S.A.* .....................    10,646                  1,965,557

EQ ADVISORS TRUST
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999

--------------------------------------------------------------------------------
                                           NUMBER                VALUE
                                         OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Compagnie de Saint Gobain ...........      3,650              $    687,145
Groupe Danone .......................        590                   139,213
Hermes International* ...............      3,050                   460,705
L'Oreal .............................        270                   216,851
Lafarge S.A. ........................      2,301                   268,216
Legrand .............................      3,330                   793,449
Pinault-Printemps-Redoute S.A........      2,550                   673,678
Sanofi-Synthelabo S.A.* .............     27,172                 1,132,669
Schneider S.A. ......................     14,299                 1,123,913
Societe Generale Paris ..............      2,875                   669,670
Sodexho .............................      6,022                 1,066,899
Television Francaise ................      3,870                 2,029,202
Total Fina S.A., Class B ............     19,207                 2,566,175
Vivendi* ............................     25,813                 2,333,456
                                                              ------------
                                                                19,887,393
                                                              ------------
GERMANY (6.2%)
Allianz AG ..........................      2,690                   904,605
Bayer AG ............................     14,782                   703,536
Bayerische Vereinsbank AG ...........     19,588                 1,339,155
Deutsche Bank AG
  (Registered)* .....................     13,811                 1,170,506
Deutsche Telekom AG .................     17,067                 1,202,083
Dresdner Bank AG* ...................     15,698                   853,187
Gehe AG .............................     14,010                   543,888
Mannesmann AG .......................     17,360                 4,208,188
Rhoen-Kilnikum AG ...................      6,540                   240,703
SAP AG ..............................      2,060                 1,013,673
Siemens AG* .........................      4,309                   551,812
Veba AG .............................     12,420                   607,399
                                                              ------------
                                                                13,338,735
                                                              ------------
IRELAND (0.2%)
CBT Group plc (ADR)* ................     10,154                   340,159
                                                              ------------
ITALY (5.1%)
Assicurazioni Generali ..............     20,660                   683,306
Bipop SpA ...........................     19,000                 1,683,086
Credito Italiano ....................    126,205                   621,022
ENI SpA (Registered) ................    160,683                   884,654
Istituto Bancario San Paolo SpA .....     47,800                   650,206
Italgas SpA .........................     30,000                   113,742
Mediolanum SpA ......................     52,000                   681,644
Seat Pagine Gialle SpA* .............     96,000                   315,573
Tecnost SpA* ........................     85,800                   324,436
Telecom Italia Mobile SpA ...........    305,000                 3,410,690
Telecom Italia SpA ..................    117,665                 1,661,064
                                                              ------------
                                                                11,029,423
                                                              ------------
LUXEMBOURG (0.1%)
Societe Europeenne des Satellites            810                   118,431
                                                              ------------
NETHERLANDS (8.2%)
ABN-Amro Holdings N.V. ..............     34,010                   850,490
Akzo Nobel N.V. .....................      3,480                   174,751
ASM Lithography Holding N.V.*........     19,890                 2,212,184
CSM* ................................     22,940                   490,388
Elsevier ............................     28,407                   339,720
Equant N.V.* ........................      6,490                   737,530
FORTIS (NL) NV ......................     32,010                 1,153,912
Gucci Group N.V. ....................      5,509                   630,781
ING Groep N.V. ......................     41,960                 2,536,081
Koninklijke KPN .....................      4,160                   406,470
Philips Electronics N.V.* ...........     14,056                 1,913,403


--------------------------------------------------------------------------------
                                         NUMBER                   VALUE
                                       OF SHARES                 (NOTE 1)
--------------------------------------------------------------------------------
Royal Dutch Petroleum Co. ...........    20,160               $  1,236,978
STMicroelectronics N.V.* ............    12,718                  1,959,535
TNT Post Group N.V. .................     4,310                    123,643
Unilever N.V. .......................         1                         55
VNU N.V. ............................    11,470                    603,502
Wolters Kluwer N.V.* ................    65,010                  2,202,573
                                                              ------------
                                                                17,571,996
                                                              ------------
PORTUGAL (0.3%)
Jeronimo Martins & Filho ............    27,023                    692,115
                                                              ------------
SPAIN (2.9%)
Argentaria S.A. .....................    14,900                    350,519
Banco Bilbao Vizcaya ................    16,040                    228,699
Banco Popular Espanol S.A. ..........     2,570                    167,797
Banco Santander Central
  Hispano S.A. ......................    92,938                  1,053,345
Endesa S.A. .........................    25,066                    498,176
Gas Natural SDG S.A.* ...............    12,540                    289,184
Iberdrola S.A. ......................    41,150                    570,952
Repsol S.A. .........................    25,269                    586,549
Telefonica S.A.* ....................   101,222                  2,531,264
                                                              ------------
                                                                 6,276,485
                                                              ------------
SWITZERLAND (4.4%)
ABB AG* .............................     7,294                    892,558
Adecco S.A.* ........................     3,270                  2,547,785
Credit Suisse Group .................     3,770                    749,736
Nestle S.A. (Registered) ............     1,210                  2,217,763
Roche Holding AG ....................       140                  1,662,583
Swisscom AG (Registered) ............       620                    250,883
UBS AG (Registered) .................     4,349                  1,175,036
                                                              ------------
                                                                 9,496,344
                                                              ------------
  TOTAL OTHER EUROPEAN
     COUNTRIES ......................                           80,818,025
                                                              ------------
SCANDINAVIA (6.0%)
DENMARK (0.3%)
Den Danske Bank AS ..................     1,940                    212,884
Tele Danmark AS* ....................     3,900                    290,063
Unidanmark AS, Class A ..............     1,510                    106,374
                                                              ------------
                                                                   609,321
                                                              ------------
FINLAND (2.0%)
Nokia OYJ* ..........................    23,960                  4,348,808
                                                              ------------
NORWAY (0.5%)
Norsk Hydro .........................     5,090                    213,793
Orkla ASA, Class A ..................    50,600                    872,905
                                                              ------------
                                                                 1,086,698
                                                              ------------
SWEDEN (3.2%)
ABB Ltd.* ...........................     3,753                    458,351
Atlas Copco AB, Class B .............     9,820                    279,877
Electrolux AB, Class B ..............    46,630                  1,175,223
Ericsson AB, Class B ................    14,170                    912,848
Hennes & Mauritz AB, Class B*........    63,550                  2,133,053
Nordbanken AB .......................   131,899                    776,699
Sandvik AB, Class B .................    13,230                    422,251
Securitas AB, Class B ...............    35,538                    644,547
                                                              ------------
                                                                 6,802,849
                                                              ------------
  TOTAL SCANDINAVIA .................                           12,847,676
                                                              ------------

EQ ADVISORS TRUST
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999

--------------------------------------------------------------------------------
                                             NUMBER                 VALUE
                                            OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
SOUTHEAST ASIA (6.4%)
CHINA (0.1%)
Huaneng Power International,
  Inc. (ADR) .........................        16,000            $    169,000
                                                                ------------
HONG KONG (3.2%)
Cheung Kong Holdings Ltd. ............        49,000                 622,467
China Telecom (Hong Kong)
  Ltd. ...............................       278,000               1,738,059
CLP Holdings Ltd. ....................        74,000                 340,799
Dao Heng Bank Group Ltd. .............        35,000                 180,549
Henderson Land Development
  Co., Ltd. ..........................        76,000                 487,863
Hong Kong Telecommunications
  Ltd. ...............................       118,200                 341,364
HSBC Holdings plc ....................        55,200                 774,014
Hutchison Whampoa Ltd. ...............       105,000               1,526,339
New World Development Co. ............        61,000                 137,326
Pacific Century CyberWorks
  Limited ............................       227,000                 528,552
Sun Hung Kai Properties Ltd. .........        26,000                 270,920
                                                                ------------
                                                                   6,948,252
                                                                ------------
KOREA (1.2%)
Korea Telecom Corp. SP (ADR)..........        11,000                 822,250
Pohang Iron & Steel Co., Ltd. ........         5,430                 190,050
Samsung Electronics Co. ..............         5,378               1,259,840
SK Telecom Co., Ltd. .................            90                 322,589
                                                                ------------
                                                                   2,594,729
                                                                ------------
SINGAPORE (0.8%)
Singapore Press Holdings Ltd. ........        19,429                 421,127
Singapore Telecommunications .........        94,000                 194,152
United Overseas Bank Ltd. ............       112,992                 997,287
                                                                ------------
                                                                   1,612,566
                                                                ------------
TAIWAN (1.1%)
Hon Hai Precision Industry
  (GDR)*+ (Section) ..................        18,599                 359,426
Hon Hai Precision Industry* ..........       101,000                 753,035
Taiwan Semiconductor
  Manufacturing Co.* .................       190,000               1,010,992
United Microelectronics
  (Dematerialized)* ..................        66,000                 235,527
                                                                ------------
                                                                   2,358,980
                                                                ------------
  TOTAL SOUTHEAST ASIA ...............                            13,683,527
                                                                ------------
SOUTHERN CENTRAL ASIA (0.5%)
INDIA (0.5%)
Hindustan Lever Ltd.
  (Dematerialized) ...................         7,000                 362,069
ICICI Ltd (ADR)* .....................        22,157                 307,428
Mahanagar Telephone Nigam
  (Dematerialized) ...................        79,000                 350,506
Mahanagar Telephone Nigam
  Ltd. (GDR) .........................         6,000                  67,500
                                                                ------------
  TOTAL SOUTHERN CENTRAL ASIA ........                             1,087,503
                                                                ------------
UNITED KINGDOM (15.3%)
Abbey National plc ...................        48,000                 767,491
AstraZeneca Group plc ................        36,168               1,500,088
BG Group plc* ........................        44,025                 284,418
BP Amoco plc .........................        92,000                 924,963
Cable & Wireless plc .................       138,200               2,341,427




--------------------------------------------------------------------------------
                                             NUMBER                 VALUE
                                            OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Cadbury Schweppes plc ................       150,800            $    910,899
Caradon plc ..........................       118,100                 295,651
Centrica plc .........................        37,800                 107,143
Compass Group plc ....................       134,000               1,839,589
David S. Smith Holdings plc ..........        57,000                 182,279
Diageo plc ...........................       130,892               1,052,785
Electrocomponents plc ................        36,000                 398,572
GKN plc ..............................        14,000                 220,460
Glaxo Wellcome plc ...................        81,000               2,289,392
HAYS plc .............................         8,200                 130,583
Hilton Group plc .....................        64,000                 204,923
John Laing plc, Class A ..............         9,000                  40,555
Kingfisher plc .......................       186,000               2,063,796
Marconi plc ..........................        60,800               1,075,754
National Westminster Bank ............       171,000               3,673,202
Rank Group plc .......................        19,290                  61,064
Reed International plc ...............       243,000               1,819,085
Rio Tinto plc ........................        54,000               1,303,863
Safeway plc* .........................        53,000                 181,472
Shell Transport & Trading Co. plc .          358,000               2,974,853
SmithKline Beecham plc ...............       170,000               2,169,068
Tesco plc ............................       201,700                 613,251
Tomkins plc ..........................       202,364                 653,673
Unilever plc .........................       162,000               1,191,792
United News & Media plc ..............        46,100                 587,456
Vodafone AirTouch plc ................       199,000                 985,904
                                                                ------------
  TOTAL UNITED KINGDOM ...............                            32,845,451
                                                                ------------
TOTAL COMMON STOCKS: (94.4%)
  (Cost $147,370,235) ................                           202,750,578
                                                                ------------
PREFERRED STOCKS:
AUSTRALIA (0.2%)
News Corp., Ltd. .....................        44,404                 380,134
                                                                ------------
BRAZIL (0.5%)
Banco Itau S.A. ......................     1,580,000                 135,566
CEMIG ................................     5,147,177                 115,395
Petrobras S.A. .......................     2,661,654                 677,753
Telecominicacoes de Sao Paulo ........     6,509,178                 157,820
Telesp Celular S.A., Class B .........       911,706                  72,169
                                                                ------------
                                                                   1,158,703
                                                                ------------
GERMANY (0.1%)
Fielmann AG ..........................         1,460                  45,638
Fresenius AG .........................           750                 142,177
                                                                ------------
                                                                     187,815
                                                                ------------
TOTAL PREFERRED STOCKS: (0.8%)
  (Cost $1,699,345) ..................                             1,726,652
                                                                ------------
                                              PRINCIPAL
                                                AMOUNT
                                                ------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSITS (0.0%)
Chase Nassau,
  3.48%, 1/3/00
  (Amortized Cost $259)...............     $     259                     259
                                                                ------------
TOTAL INVESTMENTS (95.2%)
  (Cost/Amortized Cost
  $149,069,839).......................                           204,477,489
OTHER ASSETS LESS LIABILITIES (4.8%)                              10,421,300
                                                                ------------
NET ASSETS (100%) ....................                          $214,898,789
                                                                ============

EQ ADVISORS TRUST
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1999

--------------------------------------------------------------------------------

MARKET SECTOR DIVERSIFICATION (Unaudited)
As a Percentage of Total Common and Preferred Stock


Basic Materials ..........................                 1.7%
Business Services ........................                 6.8
Capital Goods ............................                 5.9
Consumer Cyclicals .......................                10.5
Consumer Non-Cyclicals ...................                11.9
Credit Sensitive
 Banks ...................................       11.4
 Financial Services ......................        2.4
 Insurance ...............................        2.2
 Real Estate .............................        1.2
 Utility-Electric ........................        1.0
 Utility-Gas .............................        0.4
 Utility-Telephone .......................        6.6
                                                 ----
Total Credit Sensitive ...................                25.2
Diversified ..............................                 4.6
Energy ...................................                 5.5
Technology
 Computer Hardware .......................        0.9
 Computer Software .......................        0.1
 Diversified telecommunications ..........        6.3
 Electronics .............................       13.3
 Office Equipment ........................        0.3
 Office Equipment Services ...............        0.8
 Wireless Telecommunication services .....        6.2
                                                 ----
Total Technology                                          27.9
                                                         -----
                                                         100.0%
                                                         =====

---------------------
*           Non-income producing.

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may only be resold to qualified institutional buyers. At December 31, 1999, these securities amounted to $359,426 or 0.17% of net assets.

(Section)   Illiquid security; is not actively traded.

            Glossary:
            ADR--American Depositary Receipt
            CPO--Certificate of Participation
            GDR--Global Depositary Receipt

EQ ADVISORS TRUST
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999

--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 1999 were as follows:



COST OF PURCHASES:
Stocks and long-term corporate debt securities .........  $68,287,924
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........   37,821,794


As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:



Aggregate gross unrealized appreciation .........   $ 61,198,338
Aggregate gross unrealized depreciation .........     (6,676,987)
                                                    ------------
Net unrealized appreciation .....................   $ 54,521,351
                                                    ============
Federal income tax cost of investments ..........   $149,956,138
                                                    ============


At December 31, 1999, the Portfolio had loaned securities with a total value of $4,355,107, which was secured by collateral of $4,598,483.


For the period from January 1, 1999 to December 31, 1999, the Portfolio incurred approximately $1,235, $1,972, and $3,280 as brokerage commissions with Donaldson, Lufkin & Jenrette Securities Corp., Jardin Fleming Securities Ltd. and Robert Fleming Co., respectively, which are affiliated broker/dealers.

The Portfolio utilized net capital loss carryforwards of $946,431 during 1999.












                       See Notes to Financial Statements.

EQ ADVISORS TRUST
WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999


--------------------------------------------------------------------------------
                                         NUMBER                  VALUE
                                        OF SHARES               (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
BASIC MATERIALS (15.0%)
CHEMICALS--SPECIALTY (3.2%)
CK Witco Corp. ......................   244,400               $  3,268,850
Ferro Corp. .........................    70,100                  1,542,200
                                                              ------------
                                                                 4,811,050
                                                              ------------
METALS & MINING (3.7%)
Freeport McMoran Copper &
  Gold, Inc., Class B* ..............   139,200                  2,940,600
Pride International, Inc.* ..........   186,500                  2,727,562
                                                              ------------
                                                                 5,668,162
                                                              ------------
PAPER (4.6%)
Abitibi-Consolidated, Inc. ..........   138,500                  1,644,688
Caraustar Industries, Inc. ..........   106,600                  2,558,400
Wausau-Mosinee Paper Corp. ..........   231,800                  2,709,162
                                                              ------------
                                                                 6,912,250
                                                              ------------
STEEL (3.5%)
Bethlehem Steel Corp.* ..............   378,200                  3,167,425
Ryerson Tull, Inc. ..................   113,732                  2,210,666
                                                              ------------
                                                                 5,378,091
                                                              ------------
  TOTAL BASIC MATERIALS .............                           22,769,553
                                                              ------------
BUSINESS SERVICES (7.3%)
PRINTING, PUBLISHING,
  BROADCASTING (1.2%)
Ziff-Davis, Inc.* ...................   116,100                  1,835,831
                                                              ------------
PROFESSIONAL SERVICES (1.7%)
AC Nielson Corp.* ...................   102,450                  2,522,832
                                                              ------------
TRUCKING, SHIPPING (4.4%)
Airborne Freight Corp. ..............   115,500                  2,541,000
Landstar Systems, Inc. ..............    53,800                  2,303,312
M.S. Carriers, Inc.* ................    76,500                  1,826,438
                                                              ------------
                                                                 6,670,750
                                                              ------------
  TOTAL BUSINESS SERVICES ...........                           11,029,413
                                                              ------------
CAPITAL GOODS (8.0%)
BUILDING & CONSTRUCTION (3.8%)
Elcor Corp. .........................   100,000                  3,012,500
Walter Industries, Inc. .............   103,400                  1,118,012
Watts Industries, Inc., Class A .....   104,000                  1,534,000
                                                              ------------
                                                                 5,664,512
                                                              ------------
ELECTRICAL EQUIPMENT (2.5%)
Harman International Industries,
  Inc. ..............................    67,900                  3,810,888
                                                              ------------
MACHINERY (1.7%)
Graco, Inc. .........................    72,974                  2,617,942
                                                              ------------
  TOTAL CAPITAL GOODS ...............                           12,093,342
                                                              ------------
CONSUMER CYCLICALS (21.1%)
APPAREL & TEXTILES (5.6%)
Saucony, Inc., Class B* .............   159,700                  2,215,838
Timberland Co., Class A* ............    58,500                  3,093,187
Westpoint Stevens, Inc. .............   184,100                  3,221,750
                                                              ------------
                                                                 8,530,775
                                                              ------------

--------------------------------------------------------------------------------
                                         NUMBER                  VALUE
                                        OF SHARES               (NOTE 1)
--------------------------------------------------------------------------------
AUTO RELATED (1.5%)
Superior Industries International,
  Inc. ..............................    84,318               $  2,260,776
                                                              ------------
FOOD SERVICES, LODGING (1.3%)
Morrison Management Specialist,
  Inc. ..............................    90,200                  1,944,937
                                                              ------------
LEISURE RELATED (4.9%)
Midway Games, Inc.* .................   195,500                  4,679,781
SCP Pool Corp.* .....................   108,500                  2,814,219
                                                              ------------
                                                                 7,494,000
                                                              ------------
RETAIL--GENERAL (7.8%)
Baker (J.), Inc. ....................   364,000                  2,184,000
Hollywood Entertainment
  Corp.* ............................   170,600                  2,473,700
Ross Stores, Inc. ...................    76,800                  1,377,600
Value City Department Stores,
  Inc.* .............................   161,157                  2,437,500
Wilmar Industries, Inc.* ............   195,800                  3,402,025
                                                              ------------
                                                                11,874,825
                                                              ------------
  TOTAL CONSUMER CYCLICALS ..........                           32,105,313
                                                              ------------
CONSUMER NON-CYCLICALS (4.7%)
CONTAINERS (1.6%)
Gaylord Container Corp.,
  Class A ...........................   356,897                  2,431,361
                                                              ------------
HOSPITAL SUPPLIES &
  SERVICES (3.1%)
Health Management Associates,
  Inc., Class A* ....................   154,300                  2,063,762
Omnicare, Inc. ......................   222,000                  2,664,000
                                                              ------------
                                                                 4,727,762
                                                              ------------
  TOTAL CONSUMER NON-CYCLICALS.......                            7,159,123
                                                              ------------
CREDIT SENSITIVE (18.3%)
BANKS (5.2%)
Century Bancorp, Inc., Class A ......   157,900                  2,565,875
Prosperity Bancshares, Inc. .........   204,000                  3,264,000
Texas Regional Bancshares, Inc.,
  Class A ...........................    69,625                  2,019,125
                                                              ------------
                                                                 7,849,000
                                                              ------------
FINANCIAL SERVICES (4.1%)
AmeriCredit Corp.* ..................   115,000                  2,127,500
Astoria Financial Corp. .............    64,700                  1,969,306
Webster Financial Corp. .............    90,700                  2,137,119
                                                              ------------
                                                                 6,233,925
                                                              ------------
INSURANCE (5.7%)
HCC Insurance Holdings, Inc. ........   132,000                  1,740,750
National Western Life Insurance
  Co., Class A ......................    18,150                  1,245,544
Radian Group, Inc. ..................    52,789                  2,520,675
StanCorp Financial Group, Inc. ......   128,400                  3,234,075
                                                              ------------
                                                                 8,741,044
                                                              ------------
REAL ESTATE (1.7%)
Mission West Properties, Inc. .......   228,300                  1,769,325
Western Water Co.* ..................   662,850                    787,134
                                                              ------------
                                                                 2,556,459
                                                              ------------

EQ ADVISORS TRUST
WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1999


--------------------------------------------------------------------------------
                                               NUMBER           VALUE
                                              OF SHARES        (NOTE 1)
--------------------------------------------------------------------------------
UTILITY--ELECTRIC (1.6%)
NSTAR .................................        59,810     $  2,422,305
                                                          ------------
  TOTAL CREDIT SENSITIVE ..............                     27,802,733
                                                          ------------
DIVERSIFIED (0.7%)
MISCELLANEOUS (0.7%)
Packaged Ice, Inc.* ...................       344,000        1,118,000
                                                          ------------
ENERGY (4.6%)
OIL--SUPPLIES &
  CONSTRUCTION (4.6%)
Evergreen Resources, Inc.* ............       129,900        2,565,525
Global Industries Ltd.* ...............       288,100        2,484,863
Varco International, Inc. .............       195,698        1,993,673
                                                          ------------
  TOTAL ENERGY ........................                      7,044,061
                                                          ------------
TECHNOLOGY (16.1%)
COMPUTER HARDWARE (1.5%)
Computer Network Technology
  Corp.* ..............................        95,200        2,183,650
                                                          ------------
COMPUTER SOFTWARE (9.0%)
Avant! Corp.* .........................        91,700        1,375,500
Hyperion Solutions Corp.* .............       159,900        6,955,650
JDA Software Group, Inc.* .............       122,300        2,002,663
New Era of Networks, Inc.* ............        35,800        1,704,975
RadiSys Corp.* ........................        32,700        1,667,700
                                                          ------------
                                                            13,706,488
                                                          ------------

--------------------------------------------------------------------------------
                                               NUMBER           VALUE
                                              OF SHARES        (NOTE 1)
--------------------------------------------------------------------------------
ELECTRONICS (4.5%)
LoJack Corp.* .........................       291,200     $  1,965,600
Quantum Corp.--DLT & Storage
  Systems* ............................       206,800        3,127,850
Varian Semiconductor
  Equipment Associates, Inc.* .........        52,900        1,798,600
                                                          ------------
                                                             6,892,050
                                                          ------------
OFFICE EQUIPMENT (1.1%)
Exabyte Corp.* ........................       226,000        1,695,000
                                                          ------------
  TOTAL TECHNOLOGY ....................                     24,477,188
                                                          ------------
TOTAL COMMON STOCKS (95.8%)
  (Cost $136,710,515)..................                    145,598,726
                                                          ------------
                                             PRINCIPAL
                                               AMOUNT
                                               -----
SHORT-TERM DEBT SECURITIES:
TIME DEPOSITS (4.2%)
Chase Nassau
  3.48%, 1/3/00
  (Amortized Cost $6,363,384)..........    $6,363,384        6,363,384
                                                          ------------
TOTAL INVESTMENTS (100.0%)
  (Cost/Amortized Cost
  $143,073,899) .......................                    151,962,110
OTHER ASSETS
  LESS LIABILITIES (0.0%) .............                         (4,861)
                                                          ------------
NET ASSETS (100%) .....................                   $151,957,249
                                                          ============

----------

*     Non-income producing.


--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 1999 were as follows:



COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $273,105,463
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     276,382,710


As of December 31, 1999, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........    $  21,437,541
Aggregate gross unrealized depreciation .........      (13,847,728)
                                                     -------------
Net unrealized appreciation .....................    $   7,589,813
                                                     =============
Federal income tax cost of investments ..........    $ 144,372,297
                                                     =============

At December 31, 1999, the Portfolio had loaned securities with a total value of $2,917,306 which was secured by cash collateral of $2,963,300.


The Portfolio has a net capital loss carryforward of $14,155,545 which expires in the year 2006 and $12,520,421 which expires in the year 2007.

For the period from January 1, 1999 to December 31, 1999, the Portfolio incurred approximately $1,740 as brokerage commission with Donaldson, Lufkin and Jenrette Securities Corp., an affiliate broker.


                       See Notes to Financial Statements.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 1999

Note 1 Organization and Significant Accounting Policies

     EQ Advisors Trust (the "Trust") was organized as a Delaware business trust on October 31, 1996 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company with thirty-seven diversified portfolios and three non-diversified portfolios (each a "Portfolio"). The non-diversified Portfolios are: the Lazard Small Cap Value Portfolio, Merrill Lynch World Strategy Portfolio and Morgan Stanley Emerging Markets Equity Portfolio. Effective October 18, 1999, the Class IA and Class IB shares of 14 new Portfolios of the Trust were substituted for the same class of shares of 14 corresponding portfolios of The Hudson River Trust ("HRT"). For accounting purposes, this transaction is treated as a continuation of the business of the former HRT Portfolios. Alliance Capital Management L.P. ("Alliance") will continue to serve as Adviser for each of the 14 new Portfolios. The agreement for this transaction states that, with respect to the 14 new Portfolios advised by Alliance, the Manager will not use the powers granted to it under the Multi-Manager Order (i) to terminate Alliance as investment adviser ("Adviser") and the Trust for these Portfolios or to select new or additional Advisers for those Portfolios or (ii) to materially modify the Investment Advisory Agreement between the Manager and Alliance without first obtaining shareholders' approval to utilize the powers granted under the Multi-Manager Order or the approval of shareholders to materially modify the Investment Advisory Agreement.

     The Trust has the right to issue two classes of shares, Class IA and Class IB. As of and during the year ended December 31, 1999, the Trust had Class IB shares outstanding for each Portfolio. In addition, as of and during the year ended December 31, 1999, the Trust had Class IA shares outstanding for certain Portfolios as shown in the Statements of Assets and Liabilities. The Trust issued Class IA shares for the EQ/Alliance Premier Growth Portfolio beginning May 1, 1999. The Class IB shares are subject to distribution fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust's multiple class distribution system, both classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the Distribution Plan. The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts issued by The Equitable Life Assurance Society of the United States ("Equitable") and Equitable of Colorado, Inc. ("EOC") as well as insurance companies that are not affiliated with Equitable or EOC and to The Equitable Investment Plan for Employees, Managers and Agents.

     The investment objectives and certain investment policies of each Portfolio are as follows:

     Alliance Aggressive Stock Portfolio (advised by Alliance) -- Seeks to achieve long-term growth of capital.

     Alliance Balanced Portfolio (advised by Alliance) -- Seeks to achieve a high return through both appreciation of capital and current income.

     Alliance Common Stock Portfolio (advised by Alliance) -- Seeks to achieve long-term growth of its capital and increase income.

     Alliance Conservative Investors Portfolio (advised by Alliance) -- Seeks to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.

     Alliance Equity Index Portfolio (advised by Alliance) -- Seeks a total return before expenses that approximates the total return performance of the Standard & Poor's 500 Index, including reinvestment of dividends, at a risk level consistent with that of the Index.

     Alliance Global Portfolio (advised by Alliance) -- Seeks long-term growth of capital.

     Alliance Growth and Income Portfolio (advised by Alliance) -- Seeks to provide a high total return through a combination of current income and capital appreciation by investing primarily in income-producing common stocks and securities convertible into common stocks.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1999


     Alliance Growth Investors Portfolio (advised by Alliance) -- Seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk.

     Alliance High Yield Portfolio (advised by Alliance) -- Seeks to achieve a high return by maximizing current income and, to the extent consistent with that objective, capital appreciation.

     Alliance Intermediate Government Securities Portfolio (advised by Alliance) -- Seeks to achieve high current income consistent with relative stability of principal through investment primarily in debt securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities.

     Alliance International Portfolio (advised by Alliance) -- Seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities selected principally to permit participation in non-United States companies with prospects for growth.

     Alliance Money Market Portfolio (advised by Alliance) -- Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

     EQ/Alliance Premier Growth Portfolio (advised by Alliance) -- Seeks to achieve long-term growth of capital by primarily investing in equity securities of a limited number of large, carefully selected, high-quality United States companies that are judged, by the Adviser, likely to achieve superior earnings growth.

     Alliance Quality Bond Portfolio (advised by Alliance) -- Seeks to achieve high current income consistent with preservation of capital by investing primarily in investment grade fixed income securities.

     Alliance Small Cap Growth Portfolio (advised by Alliance) -- Seeks to achieve long-term growth of capital.

     BT Equity 500 Index Portfolio (advised by Bankers Trust Company) -- Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Standard & Poor's 500 Index.

     BT International Equity Index Portfolio (advised by Bankers Trust Company) -- Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the MSCI EAFE Index.

     BT Small Company Index Portfolio (advised by Bankers Trust Company) -- Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000 Index.

     Calvert Socially Responsible Portfolio (advised by Calvert Asset Management Company, Inc.) -- Seeks long-term capital appreciation.

     Capital Guardian International Portfolio (advised by Capital Guardian Trust Company) -- Seeks to achieve long-term growth of capital by investing primarily in non-United States equity securities.

     Capital Guardian Research Portfolio (advised by Capital Guardian Trust Company) -- Seeks to achieve long-term growth of capital.

     Capital Guardian U.S. Equity Portfolio (advised by Capital Guardian Trust Company) -- Seeks to achieve long-term growth of capital.

     EQ/Evergreen Portfolio (advised by Evergreen Asset Management Corp.) -- Seeks capital appreciation.

     EQ/Evergreen Foundation Portfolio (advised by Evergreen Asset Management Corp.) -- Seeks to provide, in order of priority, reasonable income, conservation of capital and capital appreciation.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1999


     JPM Core Bond Portfolio (advised by J.P. Morgan Investment Management Inc.) -- Seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity.

     Lazard Large Cap Value Portfolio (advised by Lazard Asset Management) -- Seeks capital appreciation by investing primarily in equity securities of companies with relatively large market capitalizations (i.e., companies having market capitalizations of at least $3 billion at the time of initial purchase) that appear to the Adviser to be inexpensively priced relative to the return on total capital or equity.

     Lazard Small Cap Value Portfolio (advised by Lazard Asset Management) -- Seeks capital appreciation by investing in equity securities of United States companies with small market capitalizations (i.e., companies in the range of companies represented in the Russell 2000 Index) that the Adviser considers inexpensively priced relative to the return on total capital or equity.

     Merrill Lynch Basic Value Equity Portfolio (advised by Merrill Lynch Asset Management, L.P.) -- Seeks capital appreciation and, secondarily, income by investing in securities, primarily equities, that the Adviser of the Portfolio believes are undervalued and therefore represent basic investment value.

     Merrill Lynch World Strategy Portfolio (advised by Merrill Lynch Asset Management, L.P.) -- Seeks high total investment return by investing primarily in a portfolio of equity and fixed income securities, including convertible securities, of United States and foreign issuers.

     MFS Emerging Growth Companies Portfolio (advised by Massachusetts Financial Services Company) -- Seeks to provide long-term capital growth.

     MFS Growth with Income Portfolio (advised by Massachusetts Financial Services Company) -- Seeks to provide reasonable current income and long-term growth of capital and income.

     MFS Research Portfolio (advised by Massachusetts Financial Services Company) -- Seeks to provide long-term growth of capital and future income.

     Morgan Stanley Emerging Markets Equity Portfolio (advised by Morgan Stanley Asset Management) -- Seeks long-term capital appreciation by investing primarily in equity securities of emerging country issuers.

     EQ/Putnam Balanced Portfolio (advised by Putnam Investment Management, Inc.) -- Seeks to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds that will produce both capital growth and current income.

     EQ/Putnam Growth & Income Value Portfolio (advised by Putnam Investment Management, Inc.) -- Seeks capital growth. Current income is a secondary objective.

     EQ/Putnam International Equity Portfolio (advised by Putnam Investment Management, Inc.) -- Seeks capital appreciation.

     EQ/Putnam Investors Growth Portfolio (advised by Putnam Investment Management, Inc.) -- Seeks long-term growth of capital and any increased income that results from this growth.

     T. Rowe Price Equity Income Portfolio (advised by T. Rowe Price Associates, Inc.) -- Seeks to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.

     T. Rowe Price International Stock Portfolio (advised by Rowe Price-Fleming International, Inc.) -- Seeks long-term growth of capital through investment primarily in common stocks of established non-United States companies.

     Warburg Pincus Small Company Value Portfolio (advised by Warburg Pincus Asset Management, Inc.) -- Seeks long-term capital appreciation.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1999


     The following is a summary of the significant accounting policies of the
Trust:

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Valuation:

     Stocks listed on national securities exchanges or included on the NASDAQ stock market are valued at the last sale price, or, if there is no sale, at the latest available bid price. Other unlisted stocks are valued at their last sale price or, if no reported sale occurs during the day, at a bid price estimated by a broker.

     Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

     Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such securities. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

     Mortgage backed and asset backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quote will be obtained from a broker and converted to a price.

     Options, including options on futures that are traded on exchanges, are valued at their last sale price, and if the last sale price is not available then the previous day's sale price is used. However, if the bid price is higher or the asked price is lower than the previous last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued at fair value as determined in good faith by the Board of Trustees.

     Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities; however, when such prices are unavailable, such bonds will be valued using broker quotes.

     U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

     Foreign securities not traded directly, or in American Depositary Receipt
(ADR) or similar form in the United States, are valued at representative quoted prices from the primary exchange in the currency of the country of origin.

     Except for the Alliance Money Market Portfolio, short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities which mature in more than 60 days are valued at representative quoted prices. Short-term debt securities held in the Alliance Money Market Portfolio are valued at representative quoted prices regardless of the length of maturity.

     Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

     Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1999


     Other securities and assets for which market quotations are not readily available or for which valuation can not be provided, are valued at fair value as determined in good faith by the Board of Trustees.

     Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees.

     Interest income (including amortization of premium and discount on long-term securities using the effective yield method) is accrued daily. Dividend income is recorded on the ex-dividend date.

     Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities is presented net of deferred taxes on unrealized gains of $1,352,450 in the Statement of Assets and Liabilities for the Morgan Stanley Emerging Markets Equity Portfolio. Realized Gain (Loss) on Securities is presented net of foreign taxes on realized gains of $679,303 in the Statement of Operations for the Morgan Stanley Emerging Markets Equity Portfolio.

     Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio. Equitable paid certain operating expenses on behalf of the Trust for which Equitable was then reimbursed by the Trust. Effective November 19, 1999, Equitable no longer pays and receives reimbursement for the expenses of the Trust, these expenses are paid directly by the Trust.

     All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Foreign Currency Valuation:

     The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

     (i) market value of investment securities, other assets and liabilities -- at the valuation date.

     (ii) purchases and sales of investment securities, income and expenses -- at the date of such transactions.

     The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on securities.

     Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, forward foreign currency exchange contracts and foreign cash recorded on the Portfolio's books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions in the realized and unrealized gains and losses section of the Statements of Operations.

Taxes:

     The Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended ("Code") applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required. Dividends from net investment income are declared and distributed at least annually for all Portfolios. Dividends from net realized short-term and long-term

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1999


capital gains are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All dividends are distributed on a tax basis and, as such, the amounts may differ from financial statement investment income and realized capital gains. Those differences are primarily due to differing book and tax treatments for deferred organization costs, forward foreign currency transactions, losses due to wash sales transactions, mark-to-market of forward contracts, mark-to-market of passive foreign investment companies and straddle transactions.

     Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital at December 31, 1999 as follows:




                                                          UNDISTRIBUTED
                                                        (OVERDISTRIBUTED)      ACCUMULATED          PAID
                                                          NET INVESTMENT      NET REALIZED           IN
PORTFOLIOS:                                                   INCOME           GAIN (LOSS)        CAPITAL
-----------                                                   ------           -----------        -------
Alliance Aggressive Stock Portfolio ................      $    (29,385)       $     (5,883)    $     35,268
Alliance Balanced Portfolio ........................        (1,550,157)          1,549,213              944
Alliance Common Stock Portfolio ....................        (3,045,144)          3,029,156           15,988
Alliance Conservative Investors Portfolio ..........          (276,524)            276,784             (260)
Alliance Equity Index Portfolio ....................            69,274             (59,801)          (9,473)
Alliance Global Portfolio ..........................          (194,837)            195,462             (625)
Alliance Growth and Income Portfolio ...............                --                  --               --
Alliance Growth Investors Portfolio ................          (547,062)            547,735             (673)
Alliance High Yield Portfolio ......................         1,517,141            (413,096)      (1,104,045)
Alliance Intermediate Government Securities
 Portfolio .........................................           (24,415)             61,384          (36,969)
Alliance International Portfolio ...................          (557,574)            317,351          240,223
Alliance Money Market Portfolio ....................           (33,259)             30,137            3,122
EQ/Alliance Premier Growth Portfolio ...............            58,663             (38,866)         (19,797)
Alliance Quality Bond Portfolio ....................          (103,432)            103,432               --
Alliance Small Cap Growth Portfolio ................         1,497,646              83,739       (1,581,385)
BT Equity 500 Index Portfolio ......................             6,267                  --           (6,267)
BT International Equity Index Portfolio ............            14,717              (8,450)          (6,267)
BT Small Company Index Portfolio ...................             6,267                  --           (6,267)
Calvert Socially Responsible Portfolio .............             1,474                (136)          (1,338)
Capital Guardian International Portfolio ...........           (86,766)             94,179           (7,413)
Capital Guardian Research Portfolio ................             8,027                 344           (8,371)
Capital Guardian U.S. Equity Portfolio .............            15,156                 (93)         (15,063)
EQ/Evergreen Portfolio .............................               728                  --             (728)
EQ/Evergreen Foundation Portfolio ..................               759                  --             (759)
JPM Core Bond Portfolio ............................           (56,534)             62,801           (6,267)
Lazard Large Cap Value Portfolio ...................             9,642                 959          (10,601)
Lazard Small Cap Value Portfolio ...................             6,052                 328           (6,380)
Merrill Lynch Basic Value Equity Portfolio .........            17,690             (11,390)          (6,300)
Merrill Lynch World Strategy Portfolio .............            28,345             (22,695)          (5,650)
MFS Emerging Growth Companies Portfolio ............         1,127,062          (1,120,762)          (6,300)
MFS Growth with Income Portfolio ...................              (206)              5,729           (5,523)
MFS Research Portfolio .............................           (54,038)             60,338           (6,300)

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1999



                                                                UNDISTRIBUTED
                                                              (OVERDISTRIBUTED)      ACCUMULATED        PAID
                                                                NET INVESTMENT      NET REALIZED         IN
PORTFOLIOS:                                                         INCOME           GAIN (LOSS)       CAPITAL
-----------                                                         ------           -----------       -------
Morgan Stanley Emerging Markets Equity Portfolio .........         $128,225          $ (121,757)     $   (6,468)
EQ/Putnam Balanced Portfolio .............................           26,869               1,008         (27,877)
EQ/Putnam Growth & Income Value Portfolio ................           38,338               3,507         (41,845)
EQ/Putnam International Equity Portfolio .................          101,247            (123,684)         22,437
EQ/Putnam Investors Growth Portfolio .....................          532,173            (524,944)         (7,229)
T. Rowe Price Equity Income Portfolio ....................          162,494            (156,194)         (6,300)
T. Rowe Price International Stock Portfolio ..............            4,818            (214,041)        209,223
Warburg Pincus Small Company Value Portfolio .............            6,300             102,610        (108,910)

     Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.


     Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the period from November 1, 1999 through December 31, 1999 the following Portfolios incurred and elected to defer until January 1, 2000 for U.S. Federal income tax purposes net capital and net currency losses as stated below:




                                                                      NET           NET
                                                                   CURRENCY       CAPITAL
PORTFOLIOS:                                                         LOSSES         LOSSES
-----------                                                         ------         ------
Alliance Aggressive Stock Portfolio ...........................    $     --     $       --
Alliance Balanced Portfolio ...................................     374,666             --
Alliance Common Stock Portfolio ...............................     328,567             --
Alliance Conservative Investors Portfolio .....................          --             --
Alliance Equity Index Portfolio ...............................          --             --
Alliance Global Portfolio .....................................          --             --
Alliance Growth and Income Portfolio ..........................          --             --
Alliance Growth Investors Portfolio ...........................     225,552             --
Alliance High Yield Portfolio .................................          --      1,064,439
Alliance Intermediate Government Securities Portfolio .........          --        166,562
Alliance International Portfolio ..............................     430,611             --
Alliance Money Market Portfolio ...............................          --             --
EQ/Alliance Premier Growth Portfolio ..........................          --             --
Alliance Quality Bond Portfolio ...............................          --        801,328
Alliance Small Cap Growth Portfolio ...........................          --             --
BT Equity 500 Index Portfolio .................................          --             --
BT International Equity Index Portfolio .......................          --             --
BT Small Company Index Portfolio ..............................          --             --
Calvert Socially Responsible Portfolio ........................          --             --
Capital Guardian International Portfolio ......................     125,609         39,934
Capital Guardian Research Portfolio ...........................          --         36,619
Capital Guardian U.S. Equity Portfolio ........................          --         54,954
EQ/Evergreen Portfolio ........................................          --         46,980
EQ/Evergreen Foundation Portfolio .............................          --             --

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1999



                                                                 NET           NET
                                                              CURRENCY       CAPITAL
PORTFOLIOS:                                                    LOSSES        LOSSES
-----------                                                    ------        ------
JPM Core Bond Portfolio ..................................    $    --     $ 483,592
Lazard Large Cap Value Portfolio .........................         --       698,634
Lazard Small Cap Value Portfolio .........................         --       631,222
Merrill Lynch Basic Value Equity Portfolio ...............         --            --
Merrill Lynch World Strategy Portfolio ...................      5,092            --
MFS Emerging Growth Companies Portfolio ..................     88,435            --
MFS Growth with Income Portfolio .........................      4,857       465,737
MFS Research Portfolio ...................................     39,096            --
Morgan Stanley Emerging Markets Equity Portfolio .........     40,430            --
EQ/Putnam Balanced Portfolio .............................         --       374,653
EQ/Putnam Growth & Income Value Portfolio ................         --     3,631,487
EQ/Putnam International Equity Portfolio .................     36,023            --
EQ/Putnam Investors Growth Portfolio .....................        755            --
T. Rowe Price Equity Income Portfolio ....................      4,814            --
T. Rowe Price International Stock Portfolio ..............         --            --
Warburg Pincus Small Company Value Portfolio .............         --        13,282

Organizational Expense:

     Costs incurred by the Trust in connection with its organization have been allocated equally to and capitalized by each of the Portfolios that commenced operations on May 1, 1997 and are deferred and amortized on a straight line basis over a 60-month period from the date the Portfolios commenced operations. On December 31, 1997 an additional $188,040 in organizational costs was capitalized and allocated evenly among the BT Equity 500 Index Portfolio, BT International Equity Index Portfolio, BT Small Company Index Portfolio, JPM Core Bond Portfolio, Lazard Large Cap Value Portfolio and the Lazard Small Cap Value Portfolio in connection with their organization. Each of these Portfolios commenced operations on January 1, 1998.

     The Manager has elected to waive the obligations of the Trust under the Organizational Expense Reimbursement Agreement to reimburse and pay the Manager for organization expenses incurred with the formation of the EQ/Alliance Premier Growth Portfolio, Calvert Socially Responsible Portfolio, Capital Guardian International Portfolio, Capital Guardian Research Portfolio, Capital Guardian U.S. Equity Portfolio, EQ/Evergreen Portfolio, EQ/Evergreen Foundation Portfolio and MFS Growth with Income Portfolio.

Securities Lending:

     For all Portfolios, the Board of Trustees has approved the lending of portfolio securities, through its custodian bank The Chase Manhattan Bank ("Chase") acting as lending agent, to certain approved broker-dealers in exchange for negotiated lenders' fees. By lending investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the cash held as collateral on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. Any such loan of portfolio securities will be continuously secured by collateral in cash or high grade debt securities at least equal at all times to the

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1999


market value of the security loaned. Chase will indemnify each Portfolio from any loss resulting from a borrower's failure to return a loaned security when due. Chase invests the cash collateral and retains a portion of the interest earned. The net amount of interest earned, after the interest rebate, is included in the Statements of Operations as securities lending income. At December 31, 1999, the cash collateral received by each Portfolio for securities loaned was invested by Chase in short-term investments, a money market fund and repurchase agreements in which each Portfolio has a pro rata interest equal to the amount of cash collateral contributed.

Repurchase Agreements:

     Certain Portfolios may enter into repurchase agreements with qualified and Board of Trustees approved banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on its cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio's right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

Options Written:

     Certain Portfolios may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Portfolio or to enhance investment performance. Certain Portfolios may purchase and sell exchange traded options on foreign currencies. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options which expire unexercised are recognized as gains on the expiration date. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale or cost of purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

Futures Contracts, Forward Commitments and Foreign Currency Exchange Contracts:


     The futures contracts used by the Portfolios are agreements to buy or sell a financial instrument for a set price in the future. Certain Portfolios may buy or sell futures contracts for the purpose of protecting their portfolio securities against future changes in interest rates and indices which might adversely affect the value of the Portfolios' securities or the price of securities that it intends to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt. At December 31, 1999 the BT International Equity Index Portfolio had restricted foreign cash in the amount of $1,244,281, which was held by the broker as collateral which is included in the foreign cash balance on the Statement of Assets and Liabilities. During the period the futures contracts are open, changes in the market price of the contract are recognized as unrealized gains or losses by "marking-to-market" at the end of each trading

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1999


day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Should interest rates or indices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

     Certain Portfolios may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if they hold, and maintain until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if they enter into offsetting contracts for the forward sale of other securities they own. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio's other assets. Where such purchases are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to a Portfolio of an advantageous yield or price.

     Certain Portfolios may purchase foreign currency on a spot (or cash) basis. In addition, certain Portfolios may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"). A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. The Advisers, as defined below, may engage in these forward contracts to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging").

Swaps:

     Certain Portfolios may invest in swap contracts, which are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. A Portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two returns. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, or other liquid obligations. A Portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Trust's Board of Trustees.

Market and Credit Risk:

     Written options, futures contracts, forward commitments, forward foreign currency exchange contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The risk involved in writing an option on a security is that, if the option is exercised, the underlying security is then purchased or sold by the Portfolio at the contract price, which could be disadvantageous relative to the market price. The contract amounts of these covered written options, futures contracts, forward commitments, forward foreign currency exchange contracts and swaps reflect the extent of the Portfolio's exposure to off-balance sheet risk. The Portfolio bears the market risk which arises from any changes in security values. The credit risk for futures contracts and

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1999


exchange traded options is limited to failure of the exchange or board of trade which acts as the counterparty to the Portfolio's futures transactions. Forward commitments, forward foreign currency exchange contracts, over-the-counter options and swaps are done directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement and the Portfolio is exposed to the risk of default by the counterparty.

Note 2 Management of the Trust

     For the period from January 1, 1999 through September 16, 1999, the Trust had entered into an investment management agreement (the "Management Agreement") with AXA Advisors LLC, formerly known as EQ Financial Consultants, Inc. ("EQFC"), an indirect wholly-owned subsidiary of Equitable. Effective September 17, 1999, the Trust's Management Agreement with AXA Advisors LLC was transferred to Equitable (the new "Manager"). The Management Agreement states that the Manager will (i) have overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) select and contract with investment advisers ("Advisers") to manage the investment operations and composition of each and every Portfolio; (iii) monitor the Advisers' investment programs and results; (iv) oversee compliance by the Trust with various Federal and state statutes; and (v) carry out the directives of the Board of Trustees. For the year ended December 31, 1999, for its services under the Management Agreement, the Manager was entitled to receive an annual fee as a percentage of average daily net assets, for each of the following Portfolios, calculated daily and payable quarterly as follows: The fee is calculated based on an annual rate of:


   0.25% OF AVERAGE DAILY NET ASSETS OF THE
      BT Equity 500 Index Portfolio
      BT Small Company Index Portfolio
   0.35% OF AVERAGE DAILY NET ASSETS OF THE
      BT International Equity Index Portfolio
   0.45% OF AVERAGE DAILY NET ASSETS OF THE
      JPM Core Bond Portfolio
   0.55% OF AVERAGE DAILY NET ASSETS OF THE
      Lazard Large Cap Value Portfolio
      Merrill Lynch Basic Value Equity Portfolio
      MFS Emerging Growth Companies Portfolio
      MFS Growth with Income Portfolio
      MFS Research Portfolio
      EQ/Putnam Balanced Portfolio
      EQ/Putnam Growth & Income Value Portfolio
      EQ/Putnam Investors Growth Portfolio
      T. Rowe Price Equity Income Portfolio
   0.63% OF AVERAGE DAILY NET ASSETS OF THE
      EQ/Evergreen Foundation Portfolio
   0.65% OF AVERAGE DAILY NET ASSETS OF THE
      Calvert Socially Responsible Portfolio
      Capital Guardian Research Portfolio
      Capital Guardian U.S. Equity Portfolio
      Warburg Pincus Small Company Value Portfolio
   0.70% OF AVERAGE DAILY NET ASSETS OF THE
      Merrill Lynch World Strategy Portfolio
      EQ/Putnam International Equity Portfolio
   0.75% OF AVERAGE DAILY NET ASSETS OF THE

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1999


      Capital Guardian International Portfolio
      EQ/Evergreen Portfolio
      T. Rowe Price International Stock Portfolio
   0.80% OF AVERAGE DAILY NET ASSETS OF THE
      Lazard Small Cap Value Portfolio
   0.90% OF AVERAGE DAILY NET ASSETS OF THE
      EQ/Alliance Premier Growth Portfolio
   1.15% OF AVERAGE DAILY NET ASSETS OF THE
      Morgan Stanley Emerging Markets Equity Portfolio

     For the period January 1, 1999 through October 17, 1999, Alliance acted as Manager and received fees from the following Portfolios at the following rates. For the period October 18, 1999 through December 31, 1999, Alliance became Adviser of the Portfolios and Equitable became Manager. As Manager, Equitable received an annual fee as a percentage of average daily net assets, for each of the following Portfolios, calculated daily and payable quarterly as follows:



                                                                      AVERAGE DAILY NET ASSETS
                                            -----------------------------------------------------------------------------
                                                 FIRST            NEXT            NEXT            NEXT
PORTFOLIO                                    $750 MILLION     $750 MILLION     $1 BILLION     $2.5 BILLION     THEREAFTER
---------                                    ------------     ------------     ----------     ------------     ----------
Alliance Aggressive Stock ...............         .625%            .575%           .525%           .500%          .475%
Alliance Balanced .......................         .450%            .400%           .350%           .325%          .300%
Alliance Common Stock ...................         .475%            .425%           .375%           .355%          .345%*
Alliance Conservative Investors .........         .475%            .425%           .375%           .350%          .325%
Alliance Equity Index ...................         .325%            .300%           .275%           .255%          .245%
Alliance Global .........................         .675%            .600%           .550%           .530%          .520%
Alliance Growth and Income ..............         .550%            .525%           .500%           .480%          .470%
Alliance Growth Investors ...............         .550%            .500%           .450%           .425%          .400%
Alliance High Yield .....................         .600%            .575%           .550%           .530%          .520%
Alliance Intermediate Government
 Securities .............................         .500%            .475%           .450%           .430%          .420%
Alliance International ..................         .900%            .825%           .800%           .780%          .770%
Alliance Money Market ...................         .350%            .325%           .300%           .280%          .270%
Alliance Quality Bond ...................         .525%            .500%           .475%           .455%          .445%
Alliance Small Cap Growth ...............         .900%            .850%           .825%           .800%          .775%

----------
* On assets in excess of $10 billion, the management fee for the Alliance Common Stock Portfolio is reduced to 0.335% of average daily net assets.


     On behalf of the Trust, the Manager has entered into investment advisory agreements ("Advisory Agreements") with each of the Advisers. Each of the Advisory Agreements obligates the Advisers for the respective Portfolios to:
(i) continuously furnish investment programs for the Portfolios; (ii) place all orders for the purchase and sale of investments for the Portfolios with brokers or dealers selected by the Manager or the respective Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Advisers of each Portfolio.

Note 3 Administrative Fees

     For the year ending December 31, 1999 Chase Global Funds Services Company ("Chase Global"), a corporate affiliate of Chase, served as administrator for the Trust pursuant to an administrative services agreement with Chase Global. Under that agreement Chase Global provides certain fund accounting, compliance and administrative services to the Trust. For such services, Chase Global receives compensation at the annual rate of 0.0525 of 1% of the total Trust assets, plus $25,000 for each Portfolio, until the

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1999


total Trust assets reach $2.0 billion, and when the total Trust assets exceed $2.0 billion Chase Global receives: 0.0425 of 1% of the next $500 million of the total Trust assets; 0.035 of 1% of the next $2.0 billion of the total Trust assets; 0.025 of 1% of the next $1.0 billion of the total Trust assets; 0.015 of 1% of the next $2.5 billion of the total Trust assets; and 0.01 of 1% of the total Trust assets in excess of $8.0 billion; except that the annual fee payable to Chase Global with respect to any Portfolio which commenced operations after July 1, 1997 and whose assets do not exceed $200 million shall be computed at the annual rate of 0.0525 of 1% of the Portfolio's total assets plus $25,000. Certain officers of the Trust are also officers of Chase Global. Included in other assets are receivables from Chase Global of $160,897, $32,119 and $88,615 for the Alliance International Portfolio, Alliance Small Cap Growth Portfolio and Morgan Stanley Emerging Markets Equity Portfolio, respectively. For the year ended December 31, 1999, Alliance (an affiliate of the Manager) performed certain Administrative functions for various Portfolios of the Trust. The cost of providing these services was paid by the Manager.

Note 4 Custody Fees

     The Trust has entered into a Custody Agreement with Chase. The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. Chase serves as custodian of the Trust's portfolio securities and other assets. Under the terms of the Custody Agreement between the Trust and Chase, Chase maintains and deposits in separate accounts, cash, securities and other assets of the Portfolios. Chase is also required, upon the order of the Trust, to deliver securities held by Chase, and to make payments for securities purchased by the Trust. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

Note 5 Distribution Plan

     The Trust has entered into distribution agreements with AXA Advisors LLC and Equitable Distributors, Inc. ("EDI"), an indirect wholly-owned subsidiary of Equitable (collectively, the "Distributors"), pursuant to which the Distributors serve as the principal underwriters of the Class IA and Class IB shares of the Trust. Class IB shares are subject to distribution fees imposed pursuant to a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Distributor will be entitled to receive a maximum distribution fee at the annual rate of 0.50% of the average net assets attributable to the Trust's Class IB shares. The distribution agreements, however, limit payments for services provided under the Distribution Plan to an annual rate of 0.25% of the average daily net assets attributable to the Trust's Class IB shares. For the period January 1, 1999 through October 17, 1999, with respect to the Alliance Small Cap Growth Portfolio, this amount could not exceed the lesser of (a) 0.25% of the average daily net assets of the Portfolio attributable to Class IB shares for which each Class IB Distributor provides services and/or assumes expenses under the Distribution Plan and (b) an amount that, when added to certain other expenses of the Class IB shares, would result in a ratio of expenses to average daily net assets attributable to Class IB shares for which such Class IB Distributor provides services and/or assumes expenses under the Distribution Plan equaling 1.20%. The Trust's Class IA shares are not subject to such fees.

Note 6 Expense Limitation

     In the interest of limiting expenses of certain Portfolios, the Manager has entered into an expense limitation agreement with the Trust, with respect to such Portfolios ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (excluding the 0.25% annual fee under the Trust's Class IB Distribution Plan) of such Portfolio are limited to:


   0.30% OF AVERAGE DAILY NET ASSETS OF THE
      BT Equity 500 Index Portfolio

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1999


   0.50% OF AVERAGE DAILY NET ASSETS OF THE
      BT Small Company Index Portfolio
   0.55% OF AVERAGE DAILY NET ASSETS OF THE
      JPM Core Bond Portfolio
   0.60% OF AVERAGE DAILY NET ASSETS OF THE
      Merrill Lynch Basic Value Equity Portfolio
      MFS Emerging Growth Companies Portfolio
      MFS Growth with Income Portfolio
      MFS Research Portfolio
      EQ/Putnam Growth & Income Value Portfolio
      T. Rowe Price Equity Income Portfolio
   0.65% OF AVERAGE DAILY NET ASSETS OF THE
      EQ/Putnam Balanced Portfolio
   0.70% OF AVERAGE DAILY NET ASSETS OF THE
      Capital Guardian Research Portfolio
      Capital Guardian U.S. Equity Portfolio
      EQ/Evergreen Foundation Portfolio
      Lazard Large Cap Value Portfolio
      EQ/Putnam Investors Growth Portfolio
   0.75% OF AVERAGE DAILY NET ASSETS OF THE
      BT International Equity Index Portfolio
      Warburg Pincus Small Company Value Portfolio
   0.80% OF AVERAGE DAILY NET ASSETS OF THE
      Calvert Socially Responsible Portfolio
      EQ/Evergreen Portfolio
   0.90% OF AVERAGE DAILY NET ASSETS OF THE
      EQ/Alliance Premier Growth Portfolio
   0.95% OF AVERAGE DAILY NET ASSETS OF THE
      Capital Guardian International Portfolio
      Lazard Small Cap Value Portfolio
      Merrill Lynch World Strategy Portfolio
      EQ/Putnam International Equity Portfolio
      T. Rowe Price International Stock Portfolio
   1.50% OF AVERAGE DAILY NET ASSETS OF THE
      Morgan Stanley Emerging Markets Equity Portfolio


     Each Portfolio may at a later date reimburse to the Manager the management fees waived or other expenses assumed and paid for by the Manager pursuant to the Expense Limitation Agreement within the prior five fiscal years provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits mentioned above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $100 million; (ii) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis. At December 31, 1999, under the Expense Limitation Agreement, the amount that would be recoverable from each Portfolio is as follows:


PORTFOLIOS:                                                 AMOUNT
-----------                                                 ------
EQ/Alliance Premier Growth Portfolio ....................  $239,626
BT Equity 500 Index Portfolio ...........................   738,898
BT International Equity Index Portfolio .................   250,832
BT Small Company Index Portfolio ........................   427,920
Calvert Socially Responsible Portfolio ..................    31,969

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1999



      PORTFOLIOS:                                                    AMOUNT
      -----------                                                    ------

      Capital Guardian International Portfolio .................  $   67,215
      Capital Guardian Research Portfolio ......................      50,116
      Capital Guardian U.S. Equity Portfolio ...................      59,827
      EQ/Evergreen Portfolio ...................................      47,864
      EQ/Evergreen Foundation Portfolio ........................      44,492
      JPM Core Bond Portfolio ..................................     209,405
      Lazard Large Cap Value Portfolio .........................     152,932
      Lazard Small Cap Value Portfolio .........................     142,506
      Merrill Lynch Basic Value Equity Portfolio ...............     622,199
      Merrill Lynch World Strategy Portfolio ...................     282,129
      MFS Emerging Growth Companies Portfolio ..................   1,579,201
      MFS Growth with Income Portfolio .........................     130,037
      MFS Research Portfolio ...................................   1,343,001
      Morgan Stanley Emerging Markets Equity Portfolio .........     836,241
      EQ/Putnam Balanced Portfolio .............................     471,265
      EQ/Putnam Growth & Income Value Portfolio ................   1,498,426
      EQ/Putnam International Equity Portfolio .................     593,844
      EQ/Putnam Investors Growth Portfolio .....................     497,188
      T. Rowe Price Equity Income Portfolio ....................     906,435
      T. Rowe Price International Stock Portfolio ..............     722,176
      Warburg Pincus Small Company Value Portfolio .............     648,751

Note 7 Trustees Deferred Compensation Plan


     A deferred compensation plan for the benefit of the unaffiliated Trustees has been adopted by the Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the fees payable for such Trustee's services. Each Trustee may defer payment of such fees until their retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee.

Note 8 Subsequent Events

     At a meeting of the Board of Trustees held on January 28, 2000, the Board took the following actions: (i) approved an Amended and Restated Investment Management Agreement ("Amended Agreement") between the Trust and The Equitable Life Assurance Society of the United States, investment manager of the Trust ("Equitable" or "Manager"); and (ii) approved two changes in the fundamental investment policies of each Portfolio, except for three of the Portfolios, in order to permit each Portfolio to function as a fund-of-funds.

     In addition, at that meeting, the Board approved a proposal with respect to Alliance Aggressive Stock, Alliance Balanced, Alliance Common Stock, Alliance Conservative Investors, Alliance Equity Index, Alliance Global, Alliance Growth and Income, Alliance Growth Investors, Alliance High Yield, Alliance Intermediate Government Securities, Alliance International, Alliance Money Market, Alliance Quality Bond, and Alliance Small Cap Growth Portfolios (collectively, "former Hudson River Trust Portfolios") that will permit the Manager, subject to approval of the Board, to rely upon exemptive relief granted by the Securities and Exchange Commission ("SEC") enabling the Manager, without obtaining shareholder approval to: (i) select new or additional investment advisers ("Adviser") for each of the portfolios; (ii) enter into new advisory agreements and materially modifying existing investment advisory agreements; and (iii) terminate and replace Advisers.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1999

     With respect to each Portfolio, each of these proposals requires the approval by each Portfolio's shareholders voting separately. The Trust is expected to hold a Special meeting of Shareholders of the Trust ("Meeting") to seek approval of each of these proposals.

     AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT. If approved by shareholders, the currently effective Investment Management Agreement ("Current Agreement") between the Trust and the Manager would be amended, as set forth in the Amended Agreement, in order primarily to (i) modify the current investment management fee schedule for the Portfolios, as specified below; and (ii) to facilitate the ability of the Manager, subject to Board approval, to (a) select new or additional Advisers for each Portfolio, (b) enter into and materially modify existing investment advisory agreements, and (c) terminate and replace Advisers, as permitted under the Multi-Manager Order. The Amended Agreement also will permit the Trust, the Manager and the Advisers to pay broker-dealers compensation for receipt of brokerage or research services as permitted under
Section 28(e) of the Exchange Act. In addition, the Amended Agreement will permit the Trust to direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment, or (ii) finance activities that are primarily intended to result in the sale of Trust shares. The Amended Agreement, if approved by shareholders will be effective on or about May 1, 2000.

     The proposed investment management fee rates and breakpoint schedules for each Portfolio are provided below.

     The proposed changes to the contractual investment management fee rates, together with the proposed revisions to the breakpoint schedules, would result in management fees to be (using Portfolio assets as of December 31, 1999):

    o higher for 15 of the Portfolios (Alliance Aggresive Stock, Alliance Balanced, Alliance Common Stock, Alliance Conservative Investors, Alliance Growth Investors, Alliance Growth and Income, Alliance Global, Capital Guardian International, Merrill Lynch Basic Value Equity, MFS Research, MFS Emerging Growth Companies, MFS Growth with Income, EQ/Putnam International Equity, EQ/Putnam Investors Growth, and T. Rowe Price Equity Income);

    o higher on a contractual basis for 5 of the Portfolios (EQ/Putnam Balanced, EQ/Putnam Growth & Income Value, Lazard Large Cap Value, T. Rowe Price International Stock, and Warburg Pincus Small Company Value); however, the Manager has agreed not to implement any management fee increase approved by shareholders for these 5 Portfolios until July 31, 2001, unless the Board agrees to an earlier effective date;

    o unchanged for 14 of the Portfolios (Alliance Money Market, Alliance Intermediate Government Securities, Alliance Quality Bond, Alliance High Yield, JPM Core Bond, BT Equity 500 Index, BT Small Company Index, BT International Equity Index, EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, Capital Guardian Research, Merrill Lynch World Strategy, Calvert Socially Responsible, and Morgan Stanley Emerging Markets Equity); and

    o lower for the remaining 6 Portfolios (Alliance Equity Index, Alliance Small Cap Growth, Alliance International, Lazard Small Cap Value, EQ/Evergreen, and EQ/Evergreen Foundation).

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1999


                       FEE UNDER NEW MANAGEMENT AGREEMENT
   (AS AN ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS) (FEE ON ALL ASSETS)



INDEX PORTFOLIOS
----------------

Alliance Equity Index .................   0.250%
BT Equity 500 Index ...................   0.250%
BT International Equity Index .........   0.350%
BT Small Company Index ................   0.250%


                       FEE UNDER NEW MANAGEMENT AGREEMENT
             (AS AN ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS)



                                        FIRST            NEXT            NEXT            NEXT
DEBT PORTFOLIOS                     $750 MILLION     $750 MILLION     $1 BILLION     $2.5 BILLION     THEREAFTER
---------------                     ------------     ------------     ----------     ------------     ----------
Alliance High Yield ............        0.600%           0.575%          0.550%          0.530%          0.520%
Alliance Intermediate
 Government Securities .........        0.500%           0.475%          0.450%          0.430%          0.420%
Alliance Money Market ..........        0.350%           0.325%          0.300%          0.280%          0.270%
Alliance Quality Bond ..........        0.525%           0.500%          0.475%          0.455%          0.445%
JPM Core Bond ..................        0.450%           0.425%          0.400%          0.380%          0.370%

                       FEE UNDER NEW MANAGEMENT AGREEMENT
             (AS AN ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                           FIRST          NEXT           NEXT           NEXT
EQUITY PORTFOLIOS                       $1 BILLION     $1 BILLION     $3 BILLION     $5 BILLION     THEREAFTER
-----------------                       ----------     ----------     ----------     ----------     ----------
Alliance Aggressive Stock ..........       0.650%         0.600%         0.575%         0.550%         0.525%
Alliance Balanced ..................       0.600%         0.550%         0.525%         0.500%         0.475%
Alliance Common Stock ..............       0.550%         0.500%         0.475%         0.450%         0.425%
Alliance Conservative Investors.....       0.600%         0.550%         0.525%         0.500%         0.475%
Alliance Global ....................       0.750%         0.700%         0.675%         0.650%         0.625%
Alliance Growth and Income .........       0.600%         0.550%         0.525%         0.500%         0.475%
Alliance Growth Investors ..........       0.600%         0.550%         0.525%         0.500%         0.475%
Alliance International .............       0.850%         0.800%         0.775%         0.750%         0.725%
EQ/Alliance Premier Growth .........       0.900%         0.850%         0.825%         0.800%         0.775%
Alliance Small Cap Growth ..........       0.750%         0.700%         0.675%         0.650%         0.625%
Calvert Socially Responsible .......       0.650%         0.600%         0.575%         0.550%         0.525%
Capital Guardian International......       0.850%         0.800%         0.775%         0.750%         0.725%
Capital Guardian Research ..........       0.650%         0.600%         0.575%         0.550%         0.525%
Capital Guardian U.S. Equity .......       0.650%         0.600%         0.575%         0.550%         0.525%
EQ/Evergreen .......................       0.650%         0.600%         0.575%         0.550%         0.525%
EQ/Evergreen Foundation ............       0.600%         0.550%         0.525%         0.500%         0.475%
Lazard Large Cap Value .............       0.650%         0.600%         0.575%         0.550%         0.525%
Lazard Small Cap Value .............       0.750%         0.700%         0.675%         0.650%         0.625%
Merrill Lynch Basic Value
 Equity ............................       0.600%         0.550%         0.525%         0.500%         0.475%
Merrill Lynch World Strategy .......       0.700%         0.650%         0.625%         0.600%         0.575%
MFS Emerging Growth
 Companies .........................       0.650%         0.600%         0.575%         0.550%         0.525%
MFS Growth with Income .............       0.600%         0.550%         0.525%         0.500%         0.475%
MFS Research .......................       0.650%         0.600%         0.575%         0.550%         0.525%

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Concluded)
December 31, 1999



                                            FIRST          NEXT           NEXT           NEXT
EQUITY PORTFOLIOS                        $1 BILLION     $1 BILLION     $3 BILLION     $5 BILLION     THEREAFTER
-----------------                        ----------     ----------     ----------     ----------     ----------
Morgan Stanley Emerging
 Markets Equity .....................       1.150%         1.100%         1.075%         1.050%         1.025%
EQ/Putnam Balanced ..................       0.600%         0.550%         0.525%         0.500%         0.475%
EQ/Putnam Growth & Income
 Value ..............................       0.600%         0.550%         0.525%         0.500%         0.475%
EQ/Putnam International
 Equity .............................       0.850%         0.800%         0.775%         0.750%         0.725%
EQ/Putnam Investors Growth ..........       0.650%         0.600%         0.575%         0.550%         0.525%
T. Rowe Price Equity Income .........       0.600%         0.550%         0.525%         0.500%         0.475%
T. Rowe Price International
 Stock ..............................       0.850%         0.800%         0.775%         0.750%         0.725%
Warburg Pincus Small Company
 Value ..............................       0.750%         0.700%         0.675%         0.650%         0.625%

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS



ALLIANCE AGGRESSIVE STOCK PORTFOLIO(d)(e):



                                                                   CLASS IA
                                  --------------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                  --------------------------------------------------------------------------
                                        1999         1998          1997           1996           1995
                                  -------------  -----------  ------------  --------------  ----------------
Net asset value, beginning of
 period .........................      $34.15       $36.22        $35.85         $35.68         $30.63
                                       ------       ------        ------         ------         ------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ........................        0.12         0.09          0.04           0.09           0.10
 Net realized and
  unrealized gain (loss) on
  investments ...................        6.22        (0.28)         3.71           7.52           9.54
                                       ------       ------        ------         ------         ------
 Total from investment
  operations ....................        6.34        (0.19)         3.75           7.61           9.64
                                       ------       ------        ------         ------         ------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .............       (0.12)       (0.16)        (0.05)         (0.09)         (0.10)
 Dividends in excess of net
  investment income .............          --           --            --             --             --
 Distributions from realized
  gains .........................       (2.36)       (1.72)        (3.33)         (7.33)         (4.49)
 Distributions in excess of
  realized gains ................          --           --            --          (0.02)            --
 Tax return of capital
  distributions .................          --           --            --             --             --
                                       ------       ------        ------         ------         ------
 Total dividends and
  distributions .................       (2.48)       (1.88)        (3.38)         (7.44)         (4.59)
                                       ------       ------        ------         ------         ------
Net asset value, end of
 period .........................      $38.01       $34.15        $36.22         $35.85         $35.68
                                       ======       ======        ======         ======      =========
Total return ....................       18.84%        0.29%        10.94%         22.20%         31.63%
                                       ======       ======        ======         ======      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ........................  $4,368,877   $4,346,907    $4,589,771     $3,865,256     $2,700,515
Ratio of expenses to average
 net assets .....................       0.56%         0.56%         0.54%          0.48%          0.49%
Ratio of net investment
 income (loss) to average
 net assets .....................       0.33%         0.24%         0.11%          0.24%          0.28%
Portfolio turnover rate .........         87%          105%          123%           108%           127%



                                                          CLASS IB
                                  --------------------------------------------------------
                                                                            OCTOBER 2,*
                                         YEAR ENDED DECEMBER 31,              1996 TO
                                  -------------------------------------    DECEMBER 31,
                                      1999         1998         1997           1996
                                  ------------ ------------ ----------- ------------------
Net asset value, beginning of
 period .........................   $ 34.01     $ 36.13      $ 35.83      $    37.28
                                    -------     -------      -------      ----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ........................      0.03        0.01        (0.11)          (0.01)
 Net realized and
  unrealized gain (loss) on
  investments ...................      6.20       (0.29)        3.77            0.85
                                    -------     -------      -------      ----------
 Total from investment
  operations ....................      6.23       (0.28)        3.66            0.84
                                    -------     -------      -------      ----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .............     (0.05)      (0.12)       (0.03)             --
 Dividends in excess of net
  investment income .............        --          --           --           (0.02)
 Distributions from realized
  gains .........................     (2.36)      (1.72)       (3.33)          (0.23)
 Distributions in excess of
  realized gains ................        --          --           --           (2.04)
 Tax return of capital
  distributions .................        --          --           --              --
                                    -------     -------      -------      ----------
 Total dividends and
  distributions .................     (2.41)      (1.84)       (3.36)          (2.29)
                                    -------     -------      -------      ----------
Net asset value, end of
 period .........................   $ 37.83     $ 34.01      $ 36.13      $    35.83
                                    =======     =======      =======      ==========
Total return ....................     18.55%       0.05%       10.66%           2.32%(b)
                                    =======     =======      =======      ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ........................  $233,265    $153,782      $73,486      $      613
Ratio of expenses to average
 net assets .....................      0.81%       0.82%        0.81%           0.73%(a)
Ratio of net investment
 income (loss) to average
 net assets .....................      0.07%       0.02%       (0.28)%         (0.10)%(a)
Portfolio turnover rate .........        87%        105%         123%            108%

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)


ALLIANCE BALANCED PORTFOLIO(d)(e):



                                                                   CLASS IA
                                  --------------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                  --------------------------------------------------------------------------
                                       1999           1998           1997           1996           1995
                                  -------------- -------------- -------------- -------------- --------------
Net asset value, beginning of
 period .........................   $   18.51      $   17.58      $   16.64      $   16.76      $   14.87
                                    ---------      ---------      ---------      ---------      ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ..........        0.52           0.56           0.58           0.53           0.54
 Net realized and unrealized
  gain on investments and
  foreign currency
  transactions ..................        2.69           2.54           1.86           1.31           2.36
                                    ---------      ---------      ---------      ---------      ---------
 Total from investment
  operations ....................        3.21           3.10           2.44           1.84           2.90
                                    ---------      ---------      ---------      ---------      ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .............       (0.56)         (0.50)         (0.59)         (0.53)         (0.54)
 Dividends in excess of net
  investment income .............          --             --             --             --             --
 Distributions from realized
  gains .........................       (1.98)         (1.67)         (0.91)         (1.40)         (0.47)
 Distributions in excess of
  realized gains ................          --             --             --          (0.03)            --
 Tax return of capital
  distributions .................          --             --             --             --             --
                                    ----------     ----------     ----------     ----------     ----------
 Total dividends and
  distributions .................       (2.54)         (2.17)         (1.50)         (1.96)         (1.01)
                                    ----------     ----------     ----------     ----------     ----------
Net asset value, end of
 period .........................   $   19.18      $   18.51      $   17.58      $   16.64      $   16.76
                                    ==========     ==========     ==========     ==========     ==========
Total return ....................       17.79%         18.11%         15.06%         11.68%         19.75%
                                    ==========     ==========     ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) .......................   $2,126,313     $1,936,429     $1,724,089     $1,637,856     $1,523,142
Ratio of expenses to average
 net assets .....................        0.44%          0.45%          0.45%          0.41%          0.40%
Ratio of net investment
 income to average net
 assets .........................        2.68%          3.00%          3.30%          3.15%          3.33%
Portfolio turnover rate .........         107%            95%           146%           177%           186%



                                                CLASS IB
                                  -------------------------------------
                                                        JULY 8, 1998*
                                      YEAR ENDED             TO
                                   DECEMBER 31, 1999  DECEMBER 31, 1998
                                  ------------------ ------------------
Net asset value, beginning of
 period .........................      $ 18.51           $   19.48
                                       -------           ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ..........        0.47                 0.24
 Net realized and unrealized
  gain on investments and
  foreign currency
  transactions ..................        2.69                 0.66
                                       -------           ---------
 Total from investment
  operations ....................        3.16                 0.90
                                       -------           ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .............       (0.54)               (0.20)
 Dividends in excess of net
  investment income .............          --                   --
 Distributions from realized
  gains .........................       (1.98)               (1.67)
 Distributions in excess of
  realized gains ................          --                   --
 Tax return of capital
  distributions .................          --                   --
                                       -------           ---------
 Total dividends and
  distributions .................        (2.52)              (1.87)
                                       -------           ---------
Net asset value, end of
 period .........................      $ 19.15           $   18.51
                                       =======           =========
Total return ....................        17.50%               4.92%(b)
                                       =======           =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ........................      $10,701           $      10
Ratio of expenses to average
 net assets .....................         0.69%               0.70%(a)
Ratio of net investment
 income to average net
 assets .........................         2.43%               2.65%(a)
Portfolio turnover rate .........          107%                 95%

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)


ALLIANCE COMMON STOCK PORTFOLIO(d)(e):





                                                                   CLASS IA
                                  --------------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                  --------------------------------------------------------------------------
                                       1999           1998           1997           1996           1995
                                  -------------- -------------- -------------- -------------- --------------
Net asset value, beginning of
 period .........................   $   24.35      $   21.61      $   18.23      $   16.48      $   13.36
                                    ---------      ---------      ---------      ---------      ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ..........        0.17           0.18           0.14           0.15           0.20
 Net realized and unrealized
  gain on investments and
  foreign currency
  transactions ..................        5.84           5.99           5.12           3.73           4.12
                                    ---------      ---------      ---------      ---------      ---------
 Total from investment
  operations ....................        6.01           6.17           5.26           3.88           4.32
                                    ---------      ---------      ---------      ---------      ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .............       (0.16)         (0.15)         (0.11)         (0.15)         (0.20)
 Dividends in excess of net
  investment income .............          --             --             --             --          (0.02)
 Distributions from realized
  gains .........................       (4.03)         (3.28)         (1.77)         (1.76)         (0.95)
 Distributions in excess of
  realized gains ................          --             --             --          (0.22)         (0.03)
 Tax return of capital
  distributions .................          --             --             --             --             --
                                    ----------     ----------     ----------     ----------     ----------
 Total dividends and
  distributions .................       (4.19)         (3.43)         (1.88)         (2.13)         (1.20)
                                    ----------     ----------     ----------     ----------     ----------
Net asset value, end of
 period .........................   $   26.17      $   24.35      $   21.61      $   18.23      $   16.48
                                    ==========     ==========     ==========     ==========     ==========
Total return ....................       25.19%         29.39%         29.40%         24.28%         32.45%
                                    ==========     ==========     ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) .......................  $14,951,495    $12,061,977     $9,331,994     $6,625,390     $4,879,677
Ratio of expenses to average
 net assets .....................        0.38%          0.39%          0.39%          0.38%          0.38%
Ratio of net investment
 income to average net
 assets .........................        0.65%          0.75%          0.69%          0.85%          1.27%
Portfolio turnover rate .........          57%            46%            52%            55%            61%






                                                          CLASS IB
                                  --------------------------------------------------------
                                                                            OCTOBER 2,*
                                         YEAR ENDED DECEMBER 31,              1996 TO
                                  -------------------------------------    DECEMBER 31,
                                      1999         1998         1997           1996
                                  ------------ ------------ ----------- ------------------
Net asset value, beginning of
 period .........................   $ 24.30     $ 21.58      $ 18.22      $    17.90
                                    -------     -------      -------      ----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ..........      0.10        0.10         0.10            0.02
 Net realized and unrealized
  gain (loss) on investments ....      5.82        6.00         5.11            1.52
                                    -------     -------      -------      ----------
 Total from investment
  operations ....................      5.92        6.10         5.21            1.54
                                    -------     -------      -------      ----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .............     (0.14)      (0.10)       (0.08)             --
 Dividends in excess of net
  investment income .............        --          --           --           (0.03)
 Distributions from realized
  gains .........................     (4.03)      (3.28)       (1.77)          (0.16)
 Distributions in excess of
  realized gains ................        --          --           --           (1.03)
 Tax return of capital
  distributions .................        --          --           --              --
                                    -------     -------      -------      ----------
 Total dividends and
  distributions .................     (4.17)      (3.38)       (1.85)          (1.22)
                                    -------     -------      -------      ----------
Net asset value, end of
 period .........................   $ 26.05     $ 24.30      $ 21.58      $    18.22
                                    =======     =======      =======      ==========
Total return ....................     24.88%      29.06%       29.07%           8.49%(b)
                                    =======     =======      =======      ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ........................$1,642,066    $834,144     $228,780         $ 1,244
Ratio of expenses to average
 net assets .....................      0.63%       0.64%        0.64%           0.63%(a)
Ratio of net investment
 income to average net assets ...      0.39%       0.44%        0.46%           0.61%(a)
Portfolio turnover rate .........        57%         46%          52%             55%

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)


ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO(d)(e):



                                                        CLASS IA
                            ----------------------------------------------------------------
                                                YEAR ENDED DECEMBER 31,
                            ----------------------------------------------------------------
                                1999         1998         1997         1996         1995
                            ------------ ------------ ------------ ------------ ------------
Net asset value,
 beginning of period ......   $ 12.32      $ 11.89      $ 11.29      $ 11.52      $ 10.15
                              -------      -------      -------      -------      -------
 INCOME FROM
  INVESTMENT
  OPERATIONS:
 Net investment
  income ..................      0.47         0.49         0.49         0.50         0.60
 Net realized and
  unrealized gain on
  investments and
  foreign currency
  transactions ............      0.76         1.12         0.97         0.07         1.43
                              -------      -------      -------      -------      -------
 Total from
  investment
  operations ..............      1.23         1.61         1.46         0.57         2.03
                              -------      -------      -------      -------      -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income........     (0.44)       (0.48)       (0.49)       (0.51)       (0.59)
 Distributions from
  realized gains ..........     (0.56)       (0.70)       (0.37)       (0.27)       (0.07)
 Distributions in
  excess of realized
  gains ...................        --           --           --        (0.02)          --
 Tax return of capital
  distributions ...........        --           --           --           --           --
                              --------     --------     --------     --------     --------
 Total dividends and
  distributions ...........     (1.00)       (1.18)       (0.86)       (0.80)       (0.66)
                              --------     --------     --------     --------     --------
Net asset value, end of
 period ...................   $ 12.55      $ 12.32      $ 11.89      $ 11.29      $ 11.52
                              ========     ========     ========     ========     ========
Total return ..............     10.14%       13.88%       13.25%        5.21%       20.40%
                              ========     ========     ========     ========     ========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's) ...........  $394,489     $355,441     $307,847     $282,402     $252,101
Ratio of expenses to
 average net assets .......      0.53%        0.53%        0.57%        0.61%        0.59%
Ratio of net investment
 income to average
 net assets ...............      3.73%        3.99%        4.17%        4.48%        5.48%
Portfolio turnover rate....       111%         103%         206%         181%         287%



                                            CLASS 1B
                            ----------------------------------------
                                  YEAR ENDED          MAY 1, 1997*
                                 DECEMBER 31,              TO
                            -----------------------   DECEMBER 31,
                                1999        1998          1997
                            ----------- ----------- ----------------
Net asset value,
 beginning of period ......   $ 12.31     $ 11.88      $   11.29
                              -------     -------      ---------
 INCOME FROM
  INVESTMENT
  OPERATIONS:
 Net investment
  income ..................      0.44        0.46           0.31
 Net realized and
  unrealized gain on
  investments and
  foreign currency
  transactions ............      0.75        1.12           1.01
                              -------     -------      ---------
 Total from
  investment
  operations ..............      1.19        1.58           1.32
                              -------     -------      ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income........     (0.43)      (0.45)         (0.36)
 Distributions from
  realized gains ..........     (0.56)      (0.70)         (0.37)
 Distributions in
  excess of realized
  gains ...................        --          --             --
 Tax return of capital
  distributions ...........        --          --             --
                              -------     -------      ---------
 Total dividends and
  distributions ...........    (0.99)       (1.15)         (0.73)
                              -------     -------      ---------
Net asset value, end of
 period ...................   $12.51       $12.31         $11.88
                              =======     =======      =========
Total return ..............     9.87%       13.60%         11.84%(b)
                              =======     =======      =========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's) ...........  $81,555      $32,653        $ 5,694
Ratio of expenses to
 average net assets .......     0.78%        0.78%          0.80%(a)
Ratio of net investment
 income to average
 net assets ...............     3.48%        3.68%          3.82%(a)
Portfolio turnover rate....      111%         103%           206%

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)


ALLIANCE EQUITY INDEX PORTFOLIO(d)(e):



                                                           CLASS IA
                             --------------------------------------------------------------------
                                                   YEAR ENDED DECEMBER 31,
                             --------------------------------------------------------------------
                                  1999           1998          1997         1996         1995
                             -------------- -------------- ------------ ------------ ------------
Net asset value,
 beginning of period .......   $   25.00      $   19.74      $ 15.16      $ 13.13      $  9.87
                               ---------      ---------      -------      -------      -------
 INCOME FROM
  INVESTMENT
  OPERATIONS:
 Net investment
  income ...................        0.28           0.27         0.26         0.27         0.26
 Net realized and
  unrealized gain on
  investments and
  foreign currency
  transactions .............        4.78           5.25         4.64         2.65         3.32
                               ---------      ---------      -------      -------      -------
 Total from
  investment
  operations ...............        5.06           5.52         4.90         2.92         3.58
                               ---------      ---------      -------      -------      -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income.........       (0.27)         (0.25)       (0.25)       (0.25)       (0.22)
 Dividends in excess
  of net investment
  income -- ................          --             --           --           --           --
 Distributions from
  realized gains ...........       (0.22)         (0.01)       (0.07)       (0.64)       (0.09)
 Distributions in
  excess of realized
  gains ....................          --             --           --           --        (0.01)
 Tax return of capital
  distributions ............          --             --           --           --           --
                               ----------     ----------     --------     --------     --------
 Total dividends and
  distributions ............       (0.49)         (0.26)       (0.32)       (0.89)       (0.32)
                               ----------     ----------     --------     --------     --------
Net asset value, end of
 period ....................   $   29.57      $   25.00      $ 19.74      $ 15.16      $ 13.13
                               ==========     ==========     ========     ========     ========
Total return ...............       20.38%         28.07%       32.58%       22.39%       36.48%
                               ==========     ==========     ========     ========     ========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's) ............  $2,618,539     $1,689,913     $943,631     $386,249     $165,785
Ratio of expenses to
 average net assets ........        0.33%          0.34%        0.37%        0.39%        0.48%
Ratio of net investment
 income to average
 net assets ................        1.05%          1.23%        1.46%        1.91%        2.16%
Portfolio turnover rate.....           5%             6%           3%          15%           9%



                                             CLASS 1B
                             ----------------------------------------
                                   YEAR ENDED          MAY 1, 1997*
                                  DECEMBER 31,              TO
                             -----------------------   DECEMBER 31,
                                 1999        1998          1997
                             ----------- ----------- ----------------
Net asset value,
 beginning of period .......   $ 24.98    $ 19.73       $   16.35
                               -------    -------       ---------
 INCOME FROM
  INVESTMENT
  OPERATIONS:
 Net investment
  income ...................     0.21        0.22            0.14
 Net realized and
  unrealized gain on
  investments and
  foreign currency
  transactions .............     4.78        5.24            3.48
                               -------    -------       ---------
 Total from
  investment
  operations ...............     4.99        5.46            3.62
                               -------    -------       ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income.........    (0.25)      (0.20)          (0.17)
 Dividends in excess
  of net investment
  income -- ................       --          --             --
 Distributions from
  realized gains ...........    (0.22)      (0.01)         (0.07)
 Distributions in
  excess of realized
  gains ....................       --          --             --
 Tax return of capital
  distributions ............       --          --             --
                               -------    --------      ---------
 Total dividends and
  distributions ............    (0.47)      (0.21)         (0.24)
                               -------    --------      ---------
Net asset value, end of
 period ....................   $29.50     $ 24.98        $ 19.73
                               =======    ========      =========
Total return ...............    20.08%      27.74%         22.28%(b)
                               =======    ========      =========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's) ............  $20,931     $   443        $   110
Ratio of expenses to
 average net assets ........     0.58%       0.59%          0.62%(a)
Ratio of net investment
 income to average
 net assets ................     0.78%       0.98%          1.10%(a)
Portfolio turnover rate.....        5%          6%             3%

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)


ALLIANCE GLOBAL PORTFOLIO(d)(e):



                                                          CLASS IA
                           ----------------------------------------------------------------------
                                                  YEAR ENDED DECEMBER 31,
                           ----------------------------------------------------------------------
                                1999           1998           1997          1996         1995
                           -------------- -------------- -------------- ------------ ------------
Net asset value,
 beginning of period .....   $   19.46      $   17.29      $   16.92      $ 15.74      $ 13.87
                             ---------      ---------      ---------      -------      -------
 INCOME FROM
  INVESTMENT
  OPERATIONS:
 Net investment
  income .................        0.10           0.14           0.17         0.21         0.26
 Net realized and
  unrealized gain on
  investments and
  foreign currency
  transactions ...........        7.25           3.56           1.75         2.05         2.32
                             ---------      ---------      ---------      -------      -------
 Total from
  investment
  operations .............        7.35           3.70           1.92         2.26         2.58
                             ---------      ---------      ---------      -------      -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income.......       (0.02)         (0.22)         (0.36)       (0.21)       (0.25)
 Dividends in excess
  of net investment
  income .................          --             --             --        (0.08)          --
 Distributions from
  realized gains .........       (1.63)         (1.31)         (1.19)       (0.79)       (0.42)
 Distributions in
  excess of realized
  gains ..................          --             --             --           --        (0.03)
 Tax return of capital
  distributions ..........          --             --             --           --        (0.01)
                             ----------     ----------     ----------     --------     --------
 Total dividends and
  distributions ..........       (1.65)         (1.53)         (1.55)       (1.08)       (0.71)
                             ----------     ----------     ----------     --------     --------
Net asset value, end of
 period ..................   $   25.16      $   19.46      $   17.29      $ 16.92      $ 15.74
                             ==========     ==========     ==========     ========     ========
Total return .............       38.53%         21.80%         11.66%       14.60%       18.81%
                             ==========     ==========     ==========     ========     ========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's) ..........  $1,869,185     $1,360,220     $1,203,867     $997,041     $686,140
Ratio of expenses to
 average net assets ......        0.70%          0.71%          0.69%        0.60%        0.61%
Ratio of net investment
 income to average
 net assets ..............        0.45%          0.72%          0.97%        1.28%        1.76%
Portfolio turnover rate...          93%           105%            57%          59%          67%



                                                 CLASS 1B
                           -----------------------------------------------------
                                                                   OCTOBER 2,*
                                 YEAR ENDED DECEMBER 31,             1996 TO
                           ------------------------------------   DECEMBER 31,
                               1999         1998        1997          1996
                           ------------ ----------- ----------- ----------------
Net asset value,
 beginning of period .....   $ 19.41      $ 17.27     $ 16.91      $   16.57
                             -------      -------     -------      ---------
 INCOME FROM
  INVESTMENT
  OPERATIONS:
 Net investment
  income .................      0.03        0.08        0.12            0.02
 Net realized and
  unrealized gain on
  investments and
  foreign currency
  transactions ...........      7.24        3.56        1.76            0.81
                             -------      -------     -------      ---------
 Total from
  investment
  operations .............      7.27        3.64        1.88            0.83
                             -------      -------     -------      ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income.......        --       (0.19)      (0.33)            --
 Dividends in excess
  of net investment
  income .................        --          --          --          (0.11)
 Distributions from
  realized gains .........     (1.63)      (1.31)      (1.19)         (0.10)
 Distributions in
  excess of realized
  gains ..................        --          --          --          (0.28)
 Tax return of capital
  distributions ..........        --          --          --             --
                             --------     -------     -------      ---------
 Total dividends and
  distributions ..........     (1.63)      (1.50)      (1.52)         (0.49)
                             --------     -------     -------      ---------
Net asset value, end of
 period ..................   $ 25.05      $19.41      $17.27        $ 16.91
                             ========     =======     =======      =========
Total return .............     38.17%      21.50%      11.38%          4.98%(b)
                             ========     =======     =======      =========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's) ..........  $121,052     $47,982     $21,520       $   290
Ratio of expenses to
 average net assets ......      0.95%       0.96%       0.97%         0.86%(a)
Ratio of net investment
 income to average
 net assets ..............      0.16%       0.41%       0.67%         0.48%(a)
Portfolio turnover rate...        93%        105%         57%           59%

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)


ALLIANCE GROWTH AND INCOME PORTFOLIO(d)(e):



                                                              CLASS IA
                                  -----------------------------------------------------------------
                                                       YEAR ENDED DECEMBER 31,
                                  -----------------------------------------------------------------
                                       1999          1998         1997         1996         1995
                                  -------------- ------------ ------------ ------------ -----------
Net asset value, beginning of
 period .........................  $    16.99      $ 15.38      $ 13.01      $ 11.70      $  9.70
                                   ----------      -------      -------      -------      -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ..........        0.06         0.06         0.15         0.24        0.33
 Net realized and unrealized
  gain (loss) on
  investments ...................        3.05         3.08         3.30         2.05        1.97
                                   ----------      -------      -------      -------      -------
 Total from investment
  operations ....................        3.11         3.14         3.45         2.29        2.30
                                   ----------      -------      -------      -------      -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .............       (0.05)       (0.05)       (0.15)       (0.23)      (0.30)
 Distributions from realized
  gains .........................       (1.81)       (1.48)       (0.93)       (0.75)         --
 Tax return of capital
  distributions .................          --           --           --           --          --
                                   -----------     --------     --------     --------     -------
 Total dividends and
  distributions .................       (1.86)       (1.53)       (1.08)       (0.98)      (0.30)
                                   -----------     --------     --------     --------     -------
Net asset value, end of
 period .........................  $    18.24      $ 16.99      $ 15.38      $ 13.01      $11.70
                                   ===========     ========     ========     ========     =======
Total return ....................       18.66%       20.86%       26.90%       20.09%      24.07%
                                   ===========     ========     ========     ========     =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ........................  $1,241,619     $877,744     $555,059     $232,080     $98,053
Ratio of expenses to average
 net assets .....................        0.57%        0.58%        0.58%        0.58%       0.60%
Ratio of net investment
 income to average net
 assets .........................        0.33%        0.38%        0.99%        1.94%       3.11%
Portfolio turnover rate .........          70%          74%          79%          88%         65%



                                                    CLASS IB
                                  --------------------------------------------
                                    YEAR END DECEMBER 31,      MAY 1, 1997*
                                  -------------------------         TO
                                      1999         1998      DECEMBER 31, 1997
                                  ------------ ------------ ------------------
Net asset value, beginning of
 period .........................   $ 16.95      $ 15.36        $   13.42
                                    -------      -------        ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ..........      0.01         0.03             0.05
 Net realized and unrealized
  gain (loss) on
  investments ...................      3.04         3.07             2.91
                                    -------      -------        ---------
 Total from investment
  operations ....................      3.05         3.10             2.96
                                    -------      -------        ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .............     (0.03)       (0.03)           (0.09)
 Distributions from realized
  gains .........................     (1.81)       (1.48)           (0.93)
 Tax return of capital
  distributions .................        --           --               --
                                    --------     --------       ---------
 Total dividends and
  distributions .................     (1.84)       (1.51)           (1.02)
                                    --------     --------       ---------
Net asset value, end of
 period .........................   $ 18.16      $ 16.95        $   15.36
                                    ========     ========       =========
Total return ....................     18.37%       20.56%           22.41%(b)
                                    ========     ========       =========


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ........................  $261,663     $120,558         $ 32,697
Ratio of expenses to average
 net assets .....................      0.82%        0.83%            0.83%(a)
Ratio of net investment
 income to average net
 assets .........................      0.06%        0.17%            0.43%(a)
Portfolio turnover rate .........        70%          74%              79%

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)


ALLIANCE GROWTH INVESTORS PORTFOLIO(d)(e):




                                                              CLASS IA
                                  -----------------------------------------------------------------
                                                       YEAR ENDED DECEMBER 31,
                                  -----------------------------------------------------------------
                                       1999          1998         1997         1996         1995
                                  -------------- ------------ ------------ ------------ -----------
Net asset value, beginning of
 period .........................  $    19.87      $ 18.55      $ 17.20      $ 17.68      $ 14.66
                                   ----------      -------      -------      -------      -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ..........        0.37         0.41         0.41         0.40        0.57
 Net realized and unrealized
  gain on investments and foreign
  currency transactions .........        4.83         3.03         2.43         1.66        3.24
                                   ----------      -------      -------      -------      -------
 Total from investment
  operations ....................        5.20         3.44         2.84         2.06        3.81
                                   ----------      -------      -------      -------      -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .............       (0.35)       (0.41)       (0.46)       (0.40)      (0.54)
 Dividends in excess of net
  investment income .............          --           --           --        (0.03)      (0.01)
 Distributions from realized
  gains .........................       (2.15)       (1.71)       (1.03)       (2.10)      (0.24)
 Distributions in excess of
  realized gains ................          --           --           --        (0.01)         --
 Tax return of capital
  distributions .................          --           --           --           --          --
                                   -----------     --------     --------     --------     -------
 Total dividends and
  distributions .................       (2.50)       (2.12)       (1.49)       (2.54)      (0.79)
                                   -----------     --------     --------     --------     -------
Net asset value, end of
 period .........................  $    22.57      $ 19.87      $ 18.55      $ 17.20      $17.68
                                   ===========     ========     ========     ========     =======
Total return ....................       26.58%       19.13%       16.87%       12.61%      26.37%
                                   ===========     ========     ========     ========     =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ........................  $2,495,787   $1,963,074   $1,630,389   $1,301,643   $ 896,134
Ratio of expenses to average
 net assets .....................        0.53%        0.55%        0.57%        0.57%       0.56%
Ratio of net investment
 income to average net
 assets .........................        1.71%        2.10%        2.18%        2.31%       3.43%
Portfolio turnover rate .........          98%         102%         121%         190%        107%




                                                 CLASS 1B
                           -----------------------------------------------------
                                                                   OCTOBER 2,*
                                 YEAR ENDED DECEMBER 31,             1996 TO
                           ------------------------------------   DECEMBER 31,
                               1999         1998        1997          1996
                           ------------ ----------- ----------- ----------------
Net asset value,
 beginning of period .....   $ 19.84      $ 18.52     $ 17.19      $   16.78
                             -------      -------     -------      ---------
 INCOME FROM
  INVESTMENT
  OPERATIONS:
 Net investment
  income .................      0.31        0.36        0.36            0.07
 Net realized and
  unrealized gain on
  investments and
  foreign currency
  transactions ...........      4.82        3.03        2.43            0.71
                             -------      -------     -------      ---------
 Total from
  investment
  operations .............      5.13        3.39        2.79            0.78
                             -------      -------     -------      ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income.......     (0.31)      (0.36)      (0.43)          (0.02)
 Dividends in excess
  of net investment
  income .................        --          --          --          (0.09)
 Distributions from
  realized gains .........     (2.15)      (1.71)      (1.03)         (0.02)
 Distributions in
  excess of realized
  gains ..................        --          --          --          (0.24)
 Tax return of capital
  distributions ..........        --          --          --             --
                             --------     -------     -------      ---------
 Total dividends and
  distributions ..........     (2.46)      (2.07)      (1.46)         (0.37)
                             --------     -------     -------      ---------
Net asset value, end of
 period ..................   $ 22.51      $19.84      $18.52        $ 17.19
                             ========     =======     =======      =========
Total return .............     26.27%      18.83%      16.58%          4.64%(b)
                             ========     =======     =======      =========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's) ..........  $202,850     $92,027     $35,730       $   472
Ratio of expenses to
 average net assets ......      0.78%       0.80%       0.82%         0.84%(a)
Ratio of net investment
 income to average
 net assets ..............      1.44%       1.85%       1.88%         1.69%(a)
Portfolio turnover rate...        98%        102%        121%          190%

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)


ALLIANCE HIGH YIELD PORTFOLIO(d)(e):


                                                              CLASS IA
                                  -----------------------------------------------------------------
                                                       YEAR ENDED DECEMBER 31,
                                  -----------------------------------------------------------------
                                       1999          1998         1997         1996         1995
                                  -------------- ------------ ------------ ------------ -----------
Net asset value, beginning of
 period .........................  $     8.71      $ 10.41      $ 10.02      $  9.64      $  8.91
                                   ----------      -------      -------      -------      -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ..........        0.90         1.07         1.04         1.02        0.98
 Net realized and unrealized
  gain (loss) on investments ....       (1.19)       (1.56)        0.75         1.07        0.73
                                   ----------      -------      -------      -------      -------
 Total from investment
  operations ....................       (0.29)       (0.49)        1.79         2.09        1.71
                                   ----------      -------      -------      -------      -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .............       (0.96)       (1.03)       (0.97)       (0.98)      (0.94)
 Dividends in excess of net
  investment income .............          --           --           --        (0.03)      (0.04)
 Distributions from realized
  gains .........................       (0.01)       (0.18)       (0.43)       (0.70)         --
 Distributions in excess of
  realized gains ................          --           --           --           --          --
 Return of capital
  distributions .................       (0.02)          --           --           --          --
                                   -----------     --------     --------     --------     -------
 Total dividends and
  distributions .................       (0.99)       (1.21)       (1.40)       (1.71)      (0.98)
                                   -----------     --------     --------     --------     -------
Net asset value, end of
 period .........................  $     7.43      $  8.71      $ 10.41      $ 10.02      $ 9.64
                                   ===========     ========     ========     ========     =======
Total return ....................       (3.35)%      (5.15)%      18.48%       22.89%      19.92%
                                   ===========     ========     ========     ========     =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ........................    $336,292     $405,308     $355,473     $199,360    $118,129
Ratio of expenses to average
 net assets .....................        0.63%        0.63%        0.62        0.59%       0.60%
Ratio of net investment
 income to average net
 assets .........................       10.53%       10.67%        9.82%        9.93%      10.34%
Portfolio turnover rate .........         178%         181%         390%         485%        350%




                                                 CLASS 1B
                           -----------------------------------------------------
                                                                   OCTOBER 2,*
                                 YEAR ENDED DECEMBER 31,             1996 TO
                           ------------------------------------   DECEMBER 31,
                               1999         1998        1997          1996
                           ------------ ----------- ----------- ----------------
Net asset value,
 beginning of period .....   $  8.69      $ 10.39     $ 10.01      $   10.25
                             -------      -------     -------      ---------
 INCOME FROM
  INVESTMENT
  OPERATIONS:
 Net investment
  income .................      0.87        1.04        1.05            0.19
 Net realized and
  unrealized gain (loss)
  on investments .........     (1.18)      (1.56)       0.71            0.15
                             -------      -------     -------      ---------
 Total from
  investment
  operations .............     (0.31)      (0.52)       1.76            0.34
                             -------      -------     -------      ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income.......     (0.95)      (1.00)      (0.95)          (0.03)
 Dividends in excess
  of net investment
  income .................        --          --          --           (0.25)
 Distributions from
  realized gains .........     (0.01)      (0.18)      (0.43)          (0.01)
 Distributions in
  excess of realized
  gains ..................        --          --          --           (0.29)
 Tax return of capital
  distributions ..........     (0.02)         --          --              --
                             --------     -------     -------      ---------
 Total dividends and
  distributions ..........     (0.98)      (1.18)      (1.38)          (0.58)
                             --------     -------     -------      ---------
Net asset value, end of
 period ..................   $  7.40      $ 8.69      $10.39         $ 10.01
                             ========     =======     =======      =========
Total return .............     (3.58)%     (5.38)%     18.19%           3.32%(b)
                             ========     =======     =======      =========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's) ..........  $230,290    $207,042     $66,338         $   685
Ratio of expenses to
 average net assets ......      0.88%       0.88%       0.88%           0.82%(a)
Ratio of net investment
 income to average
 net assets ..............     10.25%      10.60%       9.76%           8.71%(a)
Portfolio turnover rate...       178%        181%        390%            485%

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)


ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO(d)(e):



                                                                              CLASS IA
                                                  ----------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                  ----------------------------------------------------------------
                                                      1999         1998         1997         1996         1995
                                                  ------------ ------------ ------------ -----------   -----------
Net asset value, beginning of period ............    $   9.67     $  9.44      $  9.29     $ 9.47        $   8.87
                                                     --------     -------      -------     ------        --------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..........................        0.50        0.50         0.53       0.54            0.58
 Net realized and unrealized gain (loss)
  on investments ................................       (0.49)       0.21         0.13      (0.19)           0.57
                                                     --------     -------      -------     -------       --------
 Total from investment operations ...............        0.01        0.71         0.66       0.35            1.15
                                                     --------     -------      -------     -------       --------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income. .......................................       (0.50)      (0.48)       (0.51)     (0.53)         (0.55)
                                                     --------     --------     --------    -------       ---------
Net asset value, end of period ..................    $   9.18     $  9.67      $  9.44     $ 9.29        $  9.47
                                                     ========     ========     ========    =======       =========
Total return ....................................        0.02%       7.74%        7.29%      3.78%         13.33%
                                                     ========     ========     ========  =========       =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............    $156,864    $153,383     $115,114    $88,384        $71,780
Ratio of expenses to average net assets .........        0.55%       0.55%        0.55%      0.56%          0.57%
Ratio of net investment income to
 average net assets .............................        5.16%       5.21%        5.61%      5.73%          6.15%
Portfolio turnover rate .........................         408%        539%         285%       318%           255%



                                                                       CLASS IB
                                                  --------------------------------------------------
                                                                                     MAY 1, 1997*
                                                     YEAR ENDED DECEMBER 31,              TO
                                                  ------------------------------     DECEMBER 31,
                                                       1999            1998              1997
                                                  -------------- --------------- -------------------
Net asset value, beginning of period ............    $   9.66         $     9.43      $   9.27
                                                     --------         ----------      ---------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..........................        0.47               0.47          0.32
 Net realized and unrealized gain (loss)
  on investments ................................       (0.49)              0.22          0.22
                                                     --------         ----------      ---------
 Total from investment operations ...............       (0.02)              0.69          0.54
                                                     --------         ----------      ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income. .......................................       (0.49)             (0.46)        (0.38)
                                                     --------         ----------      ---------
Net asset value, end of period ..................    $   9.15         $     9.66      $   9.43
                                                     ========         ==========      =========
Total return ....................................       (0.23)%             7.48%         5.83%(b)
                                                     ========         ==========      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............     $45,911            $30,898        $5,052
Ratio of expenses to average net assets .........        0.80%              0.80%         0.81%(a)
Ratio of net investment income to
 average net assets .............................        4.91%              4.87%         5.15%(a)
Portfolio turnover rate .........................         408%               539%          285%

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)


ALLIANCE INTERNATIONAL PORTFOLIO(d)(e):



                                                            CLASS IA
                             -----------------------------------------------------------------------
                                           YEAR ENDED DECEMBER 31,
                             ----------------------------------------------------
                                                                                    APRIL 3, 1995*
                                                                                          TO
                                 1999         1998          1997         1996      DECEMBER 31, 1995
                             ------------ ------------ ------------- ------------ ------------------
Net asset value,
 beginning of period .......   $ 11.13      $ 10.27       $ 11.50      $ 10.87        $   10.00
                               -------      -------       -------      -------        ---------
 INCOME FROM
  INVESTMENT
  OPERATIONS:
 Net investment
  income ...................      0.08         0.09          0.10         0.13             0.14
 Net realized and
  unrealized gain
  (loss) on
  investments and
  foreign currency
  transactions .............      4.07         0.97         (0.45)        0.94             0.98
                               -------      -------       -------      -------        ---------
 Total from
  investment
  operations ...............      4.15         1.06         (0.35)        1.07             1.12
                               -------      -------       -------      -------        ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income.........        --        (0.20)        (0.32)       (0.10)           (0.07)
 Dividends in excess
  of net investment
  income ...................        --           --            --        (0.09)           (0.13)
 Distributions from
  realized gains ...........     (0.25)          --         (0.56)       (0.25)           (0.05)
 Tax return of capital
  distributions ............        --           --            --           --               --
                               --------     --------      -------      --------       ---------
 Total dividends and
  distributions ............     (0.25)       (0.20)        (0.88)       (0.44)           (0.25)
                               --------     --------      -------      --------       ---------
Net asset value, end of
period .....................   $ 15.03      $ 11.13       $ 10.27      $ 11.50        $   10.87
                               ========     ========      =======      ========       =========
Total return ...............     37.31%       10.57%        (2.98)%       9.82%           11.29%(b)
                             ==========   ==========      =======      ========       =========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's) ............  $268,541     $204,767      $190,611     $151,907       $  28,684
Ratio of expenses to
 average net assets ........      1.08%        1.06%         1.08%        1.06%           1.03%(a)
Ratio of net investment
 income to average
 net assets ................      0.70%        0.81%         0.83%        1.10%           1.71%(a)
Portfolio turnover rate.....       152%          59%           59%          48%             56%



                                                CLASS IB
                             -----------------------------------------------
                               YEAR ENDED DECEMBER 31,       MAY 1, 1997*
                             ----------------------------         TO
                                  1999           1998      DECEMBER 31, 1997
                             -------------- ------------- ------------------
Net asset value,
 beginning of period .......   $   11.11       $  10.26      $    11.39
                               ---------       --------      ----------
 INCOME FROM
  INVESTMENT
  OPERATIONS:
 Net investment
  income ...................        0.04           0.05            0.02
 Net realized and
  unrealized gain
  (loss) on
  investments and
  foreign currency
  transactions .............        4.06           0.98           (0.31)
                               ---------       --------      ----------
 Total from
  investment
  operations ...............        4.10           1.03           (0.29)
                               ---------       --------      ----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income.........          --          (0.18)          (0.28)
 Dividends in excess
  of net investment
  income ...................          --             --              --
 Distributions from
  realized gains ...........       (0.25)            --           (0.56)
 Tax return of capital
  distributions ............          --             --              --
                               ----------      ---------     ----------
 Total dividends and
  distributions ............       (0.25)         (0.18)          (0.84)
                               ----------      ---------     ----------
Net asset value, end of
period .....................   $   14.96       $  11.11      $    10.26
                               ==========      =========     ==========
Total return ...............       36.90%         10.30%          (2.54)%(b)
                               ==========   ============     ==========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's) ............     $18,977         $7,543        $  3,286
Ratio of expenses to
 average net assets ........        1.33%          1.31%           1.38%(a)
Ratio of net investment
 income to average
 net assets ................        0.36%          0.44%           0.20%(a)
Portfolio turnover rate.....         152%            59%             59%

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)


ALLIANCE MONEY MARKET PORTFOLIO(d)(e):



                                                              CLASS IA
                            ----------------------------------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,
                            ----------------------------------------------------------------------------
                                  1999           1998           1997            1996           1995
                            --------------- -------------- -------------- --------------- --------------
Net asset value, beginning
 of period ................   $    10.22      $   10.18      $   10.17      $    10.16      $   10.14
                              ----------      ---------      ---------      ----------      ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income.....         0.51           0.53           0.54            0.54           0.57
 Net realized and
  unrealized gain (loss)
  on investments ..........           --             --             --           (0.01)            --
                              -----------     ----------     ----------     -----------     ----------
 Total from investment
  operations ..............         0.51           0.53           0.54            0.53           0.57
                              -----------     ----------     ----------     -----------     ----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .......        (0.45)         (0.49)         (0.53)          (0.52)         (0.55)
 Dividends in excess of
  net investment
  income ..................           --             --             --              --             --
 Dividends from realized
  gains ...................           --             --             --              --             --
                              -----------     ----------     ----------     -----------     ----------
 Total dividends and
  distributions ...........        (0.45)         (0.49)         (0.53)          (0.52)         (0.55)
                              -----------     ----------     ----------     -----------     ----------
Net asset value, end of
 period ...................   $    10.28      $   10.22      $   10.18      $    10.17      $   10.16
                              ===========     ==========     ==========     ===========     ==========
Total return ..............         4.96%          5.34%          5.42%           5.33%          5.74%
                              ===========     ==========     ==========     ===========     ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ..................     $883,988       $723,311       $449,960        $463,422       $386,691
Ratio of expenses to
 average net assets .......         0.37%          0.37%          0.39%           0.43%          0.44%
Ratio of net investment
 income to average net
 assets ...................         4.91%          5.13%          5.28%           5.17%          5.53%



                                                          CLASS IB
                            --------------------------------------------------------------------
                                                                                  OCTOBER 2,
                                        YEAR ENDED DECEMBER 31,                    1996* TO
                            ------------------------------------------------     DECEMBER 31,
                                  1999            1998             1997              1996
                            --------------- ---------------- --------------- -------------------
Net asset value, beginning
 of period ................   $    10.21      $     10.17      $    10.16    $   10.16
                              ----------      -----------      ----------    -----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income.....         0.49             0.49            0.52        0.11
 Net realized and
  unrealized gain (loss)
  on investments ..........        (0.01)            0.02              --        0.01
                              -----------     -----------      -----------   -----------
 Total from investment
  operations ..............         0.48             0.51            0.52        0.12
                              -----------     -----------      -----------   -----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .......        (0.44)           (0.47)          (0.51)      (0.02)
 Dividends in excess of
  net investment
  income ..................           --               --              --       (0.10)
 Dividends from realized
  gains ...................           --               --              --          --
                              -----------     ------------     -----------   -----------
 Total dividends and
  distributions ...........        (0.44)           (0.47)          (0.51)      (0.12)
                              -----------     ------------     -----------   -----------
Net asset value, end of
 period ...................   $    10.25      $     10.21      $    10.17    $  10.16
                              ===========     ============     ===========   ===========
Total return ..............         4.71%            5.08%           5.16%       1.29%(b)
                              ===========     ============     ===========   ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ..................     $559,713         $386,718        $123,675    $  3,184
Ratio of expenses to
 average net assets .......         0.62%            0.62%           0.63%       0.67%(a)
Ratio of net investment
 income to average net
 assets ...................         4.68%            4.82%           5.02%       4.94%(a)

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)


EQ/ALLIANCE PREMIER GROWTH PORTFOLIO



                                                                                    CLASS IA                  CLASS IB
                                                                             ----------------------   ------------------------
                                                                                  MAY 1, 1999*              MAY 1, 1999*
                                                                                       TO                        TO
                                                                                DECEMBER 31, 1999         DECEMBER 31, 1999
                                                                             ----------------------   ------------------------
Net asset value, beginning of period .....................................       $    10.00                $    10.00
                                                                                 ----------                ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...................................................             0.02                      0.01
 Net realized and unrealized gain on investments and foreign currency
  transactions ...........................................................             1.89                      1.89
                                                                                 ----------                ----------
 Total from investment operations ........................................             1.91                      1.90
                                                                                 ----------                ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ....................................            (0.01)                    (0.01)
 Dividends in excess of net investment income ............................               --                        --
 Distributions from realized gains .......................................            (0.03)                    (0.03)
 Distributions in excess of realized gains ...............................               --                        --
 Tax return of capital distributions .....................................               --                        --
                                                                                 ----------                ----------
 Total dividends and distributions .......................................            (0.04)                    (0.04)
                                                                                 ----------                ----------
Net asset value, end of period ...........................................       $    11.87                $    11.86
                                                                                 ==========                ==========
Total return .............................................................            19.14%(b)                 18.97%(b)
                                                                                 ==========                ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................................       $   28,834                $  451,323
Ratio of expenses to average net assets after waivers ....................             0.90%(a)(c)               1.15%(a)(c)
Ratio of expenses to average net assets before waivers (Note 6) ..........             1.12%(a)(c)               1.37%(a)(c)
Ratio of net investment income to average net assets after waivers .......             0.45%(a)(c)               0.20%(a)(c)
Ratio of net investment income to average net assets before waivers
 (Note 6) ................................................................             0.23%(a)(c)              (0.02)%(a)(c)
Portfolio turnover rate ..................................................               29%                       29%
 Effect of voluntary expense limitation during the period: (Note 6)
  Per share benefit to net investment income .............................       $     0.01                $     0.01

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)


ALLIANCE QUALITY BOND PORTFOLIO(d)(e):



                                                           CLASS IA                                        CLASS 1B
                               ---------------------------------------------------------------- -------------------------------
                                                                                                                 JULY 8, 1998*
                                                   YEAR ENDED DECEMBER 31,                        YEAR ENDED          TO
                               ----------------------------------------------------------------  DECEMBER 31,    DECEMBER 31,
                                   1999         1998         1997         1996         1995          1999            1998
                               ------------ ------------ ------------ ------------ ------------ -------------- ----------------
Net asset value, beginning
 of period ...................     $   9.84   $  9.74      $  9.49      $  9.61      $  8.72       $  9.84        $   9.90
                                   --------   -------      -------      -------      -------       -------        --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income........        0.54       0.55         0.60         0.57         0.57          0.52            0.25
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions ...............       (0.74)      0.28         0.24         (0.07)       0.88         (0.75)           0.14
                                   --------   -------      -------      --------     -------       -------        --------
 Total from investment
  operations .................       (0.20)      0.83         0.84         0.50         1.45         (0.23)           0.39
                                   --------   -------      -------      --------     -------       -------        --------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..........       (0.50)      (0.53)       (0.59)       (0.60)       (0.56)       (0.49)          (0.25)
 Dividends in excess of
  net investment
  income .....................          --          --           --        (0.02)          --           --              --
 Distributions from
  realized gains .............       (0.03)      (0.20)          --           --           --        (0.03)          (0.20)
 Tax return of capital
  distributions ..............          --          --           --           --           --           --              --
                                   --------   --------     --------     --------     --------      -------        --------
 Total dividends and
  distributions ..............       (0.53)      (0.73)       (0.59)       (0.62)       (0.56)       (0.52)          (0.45)
                                   --------   --------     --------     --------     --------      -------        --------
Net asset value, end of
 period ......................     $  9.11    $   9.84      $  9.74      $  9.49      $  9.61      $  9.09        $   9.84
                                   ========   ========     ========     ========     ========      =======        ========
Total return .................      (2.00)%       8.69%        9.14%        5.36%       17.02%       (2.25)%          4.05%(b)
                                   ========   ========     ========     ========     ========      =======        ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) .....................   $329,895     $322,418     $203,233     $155,023     $157,443      $ 1,094        $     10
Ratio of expenses to
 average net assets ..........      0.56%         0.57%        0.57%        0.59%        0.59%        0.81%           0.81%(a)
Ratio of net investment
 income to average net
 assets ......................      5.64%         5.48%        6.19%        6.06%        6.13%        5.39%           5.06%(a)
Portfolio turnover rate ......       147%          194%         374%         431%         411%         147%            194%

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)


ALLIANCE SMALL CAP GROWTH PORTFOLIO(d)(e):



                                                     CLASS IA
                                  -----------------------------------------------
                                    YEAR ENDED DECEMBER 31,       MAY 1, 1997*
                                  --------------------------          TO
                                        1999        1998       DECEMBER 31, 1997
                                  -------------------------- --------------------
Net asset value, beginning of
 period .........................    $  11.82     $ 12.35       $    10.00
                                     --------     -------       ----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ........................       (0.05)       0.01             0.01
 Net realized and unrealized
  gain (loss) on
  investments ...................       3.34        (0.54)            2.65
                                     --------     -------       ------------
 Total from investment
  operations ....................       3.29        (0.53)            2.66
                                     --------     -------       ------------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .............         --           --            (0.01)
 Dividends in excess of net
  investment income .............         --           --               --
 Distributions from realized
  gains .........................         --           --            (0.30)
 Tax return of capital
  distributions .................         --           --               --
                                     --------     -------       ------------
 Total dividends and
  distributions .................         --           --            (0.31)
                                     --------     -------       ------------
Net asset value, end of
 period .........................    $  15.11     $ 11.82       $    12.35
                                     ========     =======       ============
Total return ....................       27.75%      (4.28)%          26.74%(b)
                                  ===========     =======       ============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ........................    $241,000    $198,360       $   94,676
Ratio of expenses to average
 net assets .....................        0.95%       0.96%            0.95%(a)
Ratio of net investment
 income (loss) to average
 net assets .....................       (0.40)%      0.08%            0.10%(a)
Portfolio turnover rate .........         221%         94%              96%



                                                       CLASS IB
                                  --------------------------------------------------
                                    YEAR ENDED DECEMBER 31,        MAY 1, 1997*
                                  ---------------------------           TO
                                       1999          1998        DECEMBER 31, 1997
                                  ------------- ------------- ----------------------
Net asset value, beginning of
 period .........................     $   11.79    $ 12.34         $    10.00
                                      ---------    -------         ----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ........................       (0.08)       (0.02)             (0.01)
 Net realized and unrealized
  gain (loss) on
  investments ...................        3.32        (0.53)              2.65
                                      ---------    -------        ------------
 Total from investment
  operations ....................        3.24        (0.55)              2.64
                                      ---------    -------        ------------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .............           --          --                 --
 Dividends in excess of net
  investment income .............           --          --                 --
 Distributions from realized
  gains .........................           --          --              (0.30)
 Tax return of capital
  distributions .................           --          --                 --
                                      ---------    -------        ------------
 Total dividends and
  distributions .................           --          --              (0.30)
                                      ---------    -------        ------------
Net asset value, end of
 period .........................     $   15.03    $ 11.79        $      12.34
                                      =========    =======        ============
Total return ....................         27.46%     (4.44)%             26.57%(b)
                                      =========    =======        ============
 RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ........................     $ 162,331   $112,254        $     46,324
Ratio of expenses to average
 net assets .....................          1.20%      1.20%              1.15%(a)
Ratio of net investment
 income (loss) to average
 net assets .....................         (0.65)%    (0.17)%            (0.12)%(a)
Portfolio turnover rate .........           221%        94%                96%

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)


BT EQUITY 500 INDEX PORTFOLIO:**



                                                                                             CLASS IB
                                                                             ----------------------------------------
                                                                                  YEAR ENDED           YEAR ENDED
                                                                              DECEMBER 31, 1999     DECEMBER 31, 1998
                                                                             -------------------   ------------------
Net asset value, beginning of period .....................................        $ 12.45            $ 10.00
                                                                                  -------            -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...................................................           0.08               0.06
 Net realized and unrealized gain on investments and foreign currency
  transactions ...........................................................           2.44               2.45
                                                                                  -------            -------
 Total from investment operations ........................................           2.52               2.51
                                                                                  -------            -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ....................................          (0.08)             (0.06)
 Distributions from realized gains .......................................          (0.04)                --
                                                                                  --------           --------
 Total dividends and distributions .......................................          (0.12)             (0.06)
                                                                                  --------           --------
Net asset value, end of period ...........................................        $ 14.85            $ 12.45
                                                                                  ========           ========
Total return .............................................................          20.30%             25.14%
                                                                                  ========           ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................................       $683,544           $224,247
Ratio of expenses to average net assets after waivers ....................           0.55%             0.55%
Ratio of expenses to average net assets before waivers (Note 6) ..........           0.67%             0.83%
Ratio of net investment income to average net assets after waivers .......           0.84%             1.22%
Ratio of net investment income to average net assets before waivers
 (Note 6) ................................................................           0.72%             0.94%
Portfolio turnover rate ..................................................              2%                2%
 Effect of voluntary expense limitation during the period: (Note 6)
  Per share benefit to net investment income .............................        $  0.01           $  0.01

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)


BT INTERNATIONAL EQUITY INDEX PORTFOLIO:**




                                                              CLASS IA                                 CLASS IB
                                             ------------------------------------------ --------------------------------------
                                                                   NOVEMBER 24, 1998*
                                                  YEAR ENDED               TO                YEAR ENDED         YEAR ENDED
                                              DECEMBER 31, 1999     DECEMBER 31, 1998    DECEMBER 31, 1999   DECEMBER 31, 1998
                                             ------------------- ---------------------- ------------------- ------------------
Net asset value, beginning of period .......      $  11.84              $ 11.67            $ 11.85              $  10.00
                                                  --------               -------            -------              --------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .....................          0.16                 0.03               0.10                  0.08
 Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions .............................          3.10                 0.31               3.15                  1.92
                                                  --------               -------            -------              --------
 Total from investment operations ..........          3.26                 0.34               3.25                  2.00
                                                  --------               -------            -------              --------
 LESS DISTRIBUTIONS:
 Dividends from net investment income.......         (0.13)               (0.17)             (0.10)                (0.15)
 Dividends in excess of net investment
  income ...................................         (0.01)                  --              (0.02)                   --
Distributions from realized gains ..........         (0.11)                  --              (0.11)                   --
                                                  --------               -------            -------              --------
 Total dividends and distributions .........         (0.25)               (0.17)             (0.23)                (0.15)
                                                  --------               -------            -------              --------
Net asset value, end of period .............      $  14.85              $ 11.84            $ 14.87               $ 11.85
                                                  ========               =======            =======              ========
Total return ...............................         27.75%                2.94%(b)          27.50%                20.07%
                                                  ========               =======            =======              ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..........      $  3,629              $   735            $94,581               $48,075
Ratio of expenses to average net assets
 after waivers .............................          0.69%(c)             0.59%(a)(c)        0.94%(c)              0.84%(c)
Ratio of expenses to average net assets
 before waivers (Note 6) ...................          0.80%(c)             1.24%(a)(c)        1.05%(c)              1.49%(c)
Ratio of net investment income to
 average net assets after waivers ..........          1.21%(c)             1.36%(a)(c)        0.96%(c)              1.11%(c)
Ratio of net investment income to
 average net assets before waivers
 (Note 6) ..................................          1.10%(c)             0.71%(a)(c)        0.85%(c)              0.46%(c)
Portfolio turnover rate ....................             7%                   3%                 7%                    3%
Average commission rate paid ...............
 Effect of voluntary expense limitation
  during the period: (Note 6) ..............
  Per share benefit to net investment
    income .................................      $   0.03              $  0.26             $ 0.03               $  0.05

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)


BT SMALL COMPANY INDEX PORTFOLIO:**



                                                                                                  CLASS IB
                                                                                   --------------------------------------
                                                                                        YEAR ENDED         YEAR ENDED
                                                                                    DECEMBER 31, 1999   DECEMBER 31, 1998
                                                                                   ------------------- ------------------
Net asset value, beginning of period .............................................       $  9.56            $  10.00
                                                                                         -------            --------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...........................................................         0.09                 0.07
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions ...................................................................         1.85                (0.30)
                                                                                         -------            --------
 Total from investment operations ................................................         1.94                (0.23)
                                                                                         -------            --------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ............................................        (0.09)               (0.07)
 Distributions from realized gains ...............................................        (0.56)               (0.13)
 Distributions in excess of realized gains .......................................           --                (0.01)
                                                                                         -------            --------
 Total dividends and distributions ...............................................        (0.65)               (0.21)
                                                                                         -------            --------
Net asset value, end of period ...................................................       $10.85             $   9.56
                                                                                         =======            ========
Total return .....................................................................         20.68%              (2.27)%
                                                                                         =======            ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ................................................       $59,931             $32,609
Ratio of expenses to average net assets after waivers ............................          0.71%               0.60%
Ratio of expenses to average net assets before waivers (Note 6) ..................          1.20%               1.81%
Ratio of net investment income to average net assets after waivers ...............          1.11%               1.18%
Ratio of net investment income to average net assets before waivers (Note 6) .....          0.62%              (0.03)%
Portfolio turnover rate ..........................................................            59%                 35%
 Effect of voluntary expense limitation during the period: (Note 6)
  Per share benefit to net investment income .....................................       $  0.04            $   0.07

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)


CALVERT SOCIALLY RESPONSIBLE PORTFOLIO


                                                                                          CLASS IB
                                                                                    -------------------
                                                                                     SEPTEMBER 1, 1999*
                                                                                             TO
                                                                                     DECEMBER 31, 1999
                                                                                    -------------------
Net asset value, beginning of period .............................................        $ 10.00
                                                                                          -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) ....................................................          (0.01)
 Net realized and unrealized gain (loss) on investments ..........................           0.83
                                                                                          -------
 Total from investment operations ................................................           0.82
                                                                                          -------
 LESS DISTRIBUTIONS:
 Distributions from realized gains ...............................................          (0.06)
                                                                                          -------
 Total dividends and distributions ...............................................          (0.06)
                                                                                          -------
Net asset value, end of period ...................................................        $ 10.76
                                                                                          =======
Total return .....................................................................           8.09%(b)
                                                                                          =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ................................................         $2,622
Ratio of expenses to average net assets after waivers ............................           1.05%(a)
Ratio of expenses to average net assets before waivers (Note 6) ..................           5.38%(a)
Ratio of net investment income to average net assets after waivers ...............          (0.19)%(a)
Ratio of net investment income to average net assets before waivers (Note 6) .....          (4.52)%(a)
Portfolio turnover rate ..........................................................             45%

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)


CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO


                                                                                                 CLASS IB
                                                                                            ------------------
                                                                                               MAY 1, 1999*
                                                                                                    TO
                                                                                             DECEMBER 31, 1999
                                                                                            ------------------
Net asset value, beginning of period .....................................................      $   10.00
                                                                                                ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...................................................................             --
 Net realized and unrealized gain (loss) on investments and foreign currency transactions            4.10
                                                                                                ----------
 Total from investment operations ........................................................           4.10
                                                                                                ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ....................................................             --
                                                                                                ----------
 Total dividends and distributions .......................................................             --
                                                                                                ----------
Net asset value, end of period ...........................................................      $   14.10
                                                                                                ==========
Total return .............................................................................          41.00%(b)
                                                                                                ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................................................      $  52,049
Ratio of expenses to average net assets after waivers ....................................           1.20%(a)
Ratio of expenses to average net assets before waivers (Note 6) ..........................           1.65%(a)
Ratio of net investment income to average net assets after waivers .......................           0.02%(a)
Ratio of net investment income to average net assets before waivers (Note 6) .............          (0.43)%(a)
Portfolio turnover rate ..................................................................             28%
Effect of voluntary expense limitation during the period: (Note 6)
 Per share benefit to net investment income ..............................................      $    0.02

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)


CAPITAL GUARDIAN RESEARCH PORTFOLIO


                                                                                          CLASS IB
                                                                                     ------------------
                                                                                        MAY 1, 1999*
                                                                                             TO
                                                                                      DECEMBER 31, 1999
                                                                                     ------------------
Net asset value, beginning of period .............................................      $   10.00
                                                                                        ---------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...........................................................           0.02
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions ...................................................................           0.69
                                                                                        ---------
 Total from investment operations ................................................           0.71
                                                                                        ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ............................................          (0.02)
 Dividends in excess of net investment income ....................................             --
                                                                                        ---------
 Total dividends and distributions ...............................................          (0.02)
                                                                                        ---------
Net asset value, end of period ...................................................      $   10.69
                                                                                        =========
Total return .....................................................................           7.10%(b)
                                                                                        =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ................................................      $  33,903
Ratio of expenses to average net assets after waivers ............................           0.95%(a)
Ratio of expenses to average net assets before waivers (Note 6) ..................           1.35%(a)
Ratio of net investment income to average net assets after waivers ...............           0.37%(a)
Ratio of net investment income to average net assets before waivers (Note 6) .....          (0.03)%(a)
Portfolio turnover rate ..........................................................             36%
 Effect of voluntary expense limitation during the period: (Note 6)
  Per share benefit to net investment income .....................................      $    0.02

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)


CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO


                                                                                               CLASS IB
                                                                                          ------------------
                                                                                             MAY 1, 1999*
                                                                                                  TO
                                                                                           DECEMBER 31, 1999
                                                                                          ------------------
Net asset value, beginning of period ...................................................       $  10.00
                                                                                               --------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................................................................           0.02
 Net realized and unrealized gain on investments and foreign currency transactions .....           0.35
                                                                                               --------
 Total from investment operations ......................................................           0.37
                                                                                               --------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ..................................................          (0.02)
 Dividends in excess of net investment income ..........................................             --
 Distributions from realized gains .....................................................          (0.02)
 Distributions in excess of realized gains .............................................          (0.01)
 Tax return of capital distributions ...................................................             --
                                                                                               --------
 Total dividends and distributions .....................................................          (0.05)
                                                                                               --------
Net asset value, end of period .........................................................       $  10.32
                                                                                               ========
Total return ...........................................................................           3.76%(b)
                                                                                               ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................................................        $67,472
Ratio of expenses to average net assets after waivers ..................................           0.95%(a)
Ratio of expenses to average net assets before waivers (Note 6) ........................           1.23%(a)
Ratio of net investment income to average net assets after waivers .....................           0.63%(a)
Ratio of net investment income to average net assets before waivers (Note 6) ...........           0.35%(a)
Portfolio turnover rate ................................................................             50%
 Effect of voluntary expense limitation during the period: (Note 6)
  Per share benefit to net investment income ...........................................       $   0.01

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)


EQ/EVERGREEN PORTFOLIO:***


                                                                                               CLASS IB
                                                                                          ------------------
                                                                                              YEAR ENDED
                                                                                           DECEMBER 31, 1999
                                                                                          ------------------
Net asset value, beginning of period ...................................................        $ 10.00
                                                                                                -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................................................................           0.04
 Net realized and unrealized gain on investments and foreign currency transactions .....           0.93
                                                                                                -------
 Total from investment operations ......................................................           0.97
                                                                                                -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ..................................................          (0.04)
 Dividends in excess of net investment income ..........................................             --
 Distributions from realized gains .....................................................             --
 Distributions in excess of realized gains .............................................             --
 Tax return of capital distributions ...................................................             --
                                                                                                -------
 Total dividends and distributions .....................................................          (0.04)
                                                                                                -------
Net asset value, end of period .........................................................        $ 10.93
                                                                                                =======
Total return ...........................................................................           9.70%
                                                                                                =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................................................        $ 4,818
Ratio of expenses to average net assets after waivers ..................................           1.05%
Ratio of expenses to average net assets before waivers (Note 6) ........................           2.86%
Ratio of net investment income to average net assets after waivers .....................           0.63%
Ratio of net investment income to average net assets before waivers (Note 6) ...........          (1.18)%
Portfolio turnover rate ................................................................            148%
 Effect of voluntary expense limitation during the period: (Note 6)
  Per share benefit to net investment income ...........................................        $  0.11

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)


EQ/EVERGREEN FOUNDATION PORTFOLIO:***


                                                                                             CLASS IB
                                                                                        ------------------
                                                                                            YEAR ENDED
                                                                                         DECEMBER 31, 1999
                                                                                        ------------------
Net asset value, beginning of period .................................................        $ 10.00
                                                                                              -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...............................................................           0.12
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions .......................................................................           0.62
                                                                                              -------
 Total from investment operations ....................................................           0.74
                                                                                              -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ................................................          (0.12)
                                                                                              --------
 Total dividends and distributions ...................................................          (0.12)
                                                                                              --------
Net asset value, end of period .......................................................        $ 10.62
                                                                                              --------
Total return .........................................................................           7.38%
                                                                                              ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ....................................................          8,887
Ratio of expenses to average net assets after waivers and reimbursements .............           0.95%
Ratio of expenses to average net assets before waivers and reimbursements (Note 6) ...           1.94%
Ratio of net investment income to average net assets after waivers and reimbursements            2.03%
Ratio of net investment income to average net assets before waivers and reimbursements
 (Note 6) ............................................................................           1.04%
Portfolio turnover rate ..............................................................            105%
 Effect of voluntary expense limitation during the period: (Note 6)
  Per share benefit to net investment income .........................................        $  0.06

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)


JPM CORE BOND PORTFOLIO:**



                                                                                             CLASS IB
                                                                             ----------------------------------------
                                                                                  YEAR ENDED           YEAR ENDED
                                                                              DECEMBER 31, 1999     DECEMBER 31, 1998
                                                                             -------------------   ------------------
Net asset value, beginning of period .....................................         $ 10.57              $ 10.00
                                                                                   -------              -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...................................................            0.49                 0.21
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions ..................................................          (0.66)                 0.70
                                                                                   -------              -------
 Total from investment operations ........................................          (0.17)                 0.91
                                                                                   -------              -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ....................................          (0.48)                (0.21)
 Dividends in excess of net investment income ............................             --                 (0.01)
 Distributions from realized gains .......................................             --                 (0.11)
 Distributions in excess of realized gains ...............................             --                 (0.01)
                                                                                   -------              --------
 Total dividends and distributions .......................................          (0.48)                (0.34)
                                                                                   -------              --------
Net asset value, end of period ...........................................         $ 9.92               $ 10.57
                                                                                   =======              ========
Total return (b) .........................................................          (1.64)%                9.02%
                                                                                   =======              ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................................       $156,581              $103,326
Ratio of expenses to average net assets after waivers ....................           0.80%                 0.80%
Ratio of expenses to average net assets before waivers (Note 6) ..........           0.89%                 1.03%
Ratio of net investment income to average net assets after waivers .......           5.53%                 4.95%
Ratio of net investment income to average net assets before waivers
 (Note 6) ................................................................           5.44%                 4.72%
Portfolio turnover rate ..................................................            233%                  428%
 Effect of voluntary expense limitation during the period: (Note 6)
  Per share benefit to net investment income .............................        $  0.01               $  0.01

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)


LAZARD LARGE CAP VALUE PORTFOLIO:**



                                                                                             CLASS IB
                                                                             ----------------------------------------
                                                                                  YEAR ENDED           YEAR ENDED
                                                                              DECEMBER 31, 1999     DECEMBER 31, 1998
                                                                             -------------------   ------------------
Net asset value, beginning of period .....................................     $ 11.94                 $   10.00
                                                                               -------                 ---------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...................................................        0.11                      0.06
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions ..................................................        0.31                      1.94
                                                                               -------                 ---------
 Total from investment operations ........................................        0.42                      2.00
                                                                               -------                 ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ....................................       (0.11)                    (0.06)
 Dividends in excess of net investment income ............................          --                        --
 Distributions from realized gains .......................................       (0.19)                       --
                                                                               --------                ----------
 Total dividends and distributions .......................................       (0.30)                    (0.06)
                                                                               --------                ----------
Net asset value, end of period ...........................................     $ 12.06                 $   11.94
                                                                               ========                =========
Total return .............................................................        3.55%                    20.01%
                                                                               ========                ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................................    $133,503                 $  74,588
Ratio of expenses to average net assets after waivers ....................        0.94%                     0.90%
Ratio of expenses to average net assets before waivers (Note 6) ..........        1.00%                     1.20%
Ratio of net investment income to average net assets after waivers .......        1.10%                     1.19%
Ratio of net investment income to average net assets before waivers
 (Note 6) ................................................................        1.04%                     0.89%
Portfolio turnover rate ..................................................          32%                       37%
 Effect of voluntary expense limitation during the period: (Note 6)
  Per share benefit to net investment income .............................     $  0.01                 $    0.02

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)


LAZARD SMALL CAP VALUE PORTFOLIO:**



                                                                                             CLASS IB
                                                                             ----------------------------------------
                                                                                  YEAR ENDED           YEAR ENDED
                                                                              DECEMBER 31, 1999     DECEMBER 31, 1998
                                                                             -------------------   ------------------
Net asset value, beginning of period .....................................     $ 9.27                   $ 10.00
                                                                               ------                   -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...................................................       0.04                      0.02
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions ..................................................       0.11                     (0.72)
                                                                               ------                   -------
 Total from investment operations ........................................       0.15                     (0.70)
                                                                               ------                   -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ....................................      (0.04)                    (0.03)
 Distributions from realized gains .......................................      (0.06)                       --
                                                                               -------                  -------
 Total dividends and distributions .......................................      (0.10)                    (0.03)
                                                                               -------                  -------
Net asset value, end of period ...........................................     $ 9.32                   $  9.27
                                                                               =======                  =======
Total return .............................................................       1.66%                    (7.03)%
                                                                               =======                  =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................................    $72,607                   $51,046
Ratio of expenses to average net assets after waivers ....................       1.20%                     1.20%
Ratio of expenses to average net assets before waivers (Note 6) ..........       1.30%                     1.54%
Ratio of net investment income to average net assets after waivers .......       0.48%                     0.52%
Ratio of net investment income to average net assets before waivers
 (Note 6) ................................................................       0.39%                     0.18%
Portfolio turnover rate ..................................................         48%                       21%
 Effect of voluntary expense limitation during the period: (Note 6)
  Per share benefit to net investment income .............................     $ 0.01                   $  0.02

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)


MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO:



                                                                                             CLASS IB
                                                                  --------------------------------------------------------------
                                                                                                                 MAY 1, 1997*
                                                                       YEAR ENDED            YEAR ENDED               TO
                                                                   DECEMBER 31, 1999     DECEMBER 31, 1998     DECEMBER 31, 1997
                                                                  -------------------   -------------------   ------------------
Net asset value, beginning of period ..........................        $ 12.36            $ 11.58                 $ 10.00
                                                                       -------            -------                 -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ........................................           0.17               0.12                   0.06
 Net realized and unrealized gain on investments and
  foreign currency transactions ...............................           2.15               1.21                   1.64
                                                                       -------            -------                 -------
 Total from investment operations .............................           2.32               1.33                   1.70
                                                                       -------            -------                 -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .........................          (0.18)             (0.12)                 (0.06)
 Dividends in excess of net investment income .................             --                 --                     --
 Distributions from realized gains ............................          (0.74)             (0.43)                 (0.05)
 Distributions in excess of realized gains ....................             --                 --                  (0.01)
                                                                       --------           --------                -------
 Total dividends and distributions ............................          (0.92)             (0.55)                 (0.12)
                                                                       --------           --------                -------
Net asset value, end of period ................................        $ 13.76            $ 12.36                 $ 11.58
                                                                       ========           ========                =======
Total return ..................................................          19.00%             11.59%                  16.99%(b)
                                                                       ========           ========                =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .............................        $300,467          $174,104                 $49,495
Ratio of expenses to average net assets after waivers .........            0.85%             0.85%                   0.85%(a)
Ratio of expenses to average net assets before waivers
 (Note 6) .....................................................            0.96%             1.06%                   1.89%(a)
Ratio of net investment income to average net assets
 after waivers ................................................            1.42%             1.41%                   1.91%(a)
Ratio of net investment income to average net assets
 before waivers (Note 6) ......................................            1.31%             1.20%                   0.87%(a)
Portfolio turnover rate .......................................              71%               83%                     25%
 Effect of voluntary expense limitation during the
  period: (Note 6)
  Per share benefit to net investment income ..................         $  0.01           $  0.02                 $  0.03

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)


MERRILL LYNCH WORLD STRATEGY PORTFOLIO:



                                                                                       CLASS IB
                                                             ------------------------------------------------------------
                                                                                                          MAY 1, 1997*
                                                                  YEAR ENDED           YEAR ENDED              TO
                                                              DECEMBER 31, 1999    DECEMBER 31, 1998    DECEMBER 31, 1997
                                                             -------------------  -------------------  ------------------
Net asset value, beginning of period ......................        $ 10.93          $ 10.31                 $ 10.00
                                                                   -------          -------                 -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ....................................          0.11              0.15                    0.08
 Net realized and unrealized gain on investments and
  foreign currency transactions ...........................          2.22              0.55                    0.39
                                                                   -------          -------                 -------
 Total from investment operations .........................          2.33              0.70                    0.47
                                                                   -------          -------                 -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .....................         (0.08)            (0.04)                  (0.05)
 Dividends in excess of net investment income .............         (0.03)            (0.04)                     --
 Distributions from realized gains ........................         (0.17)               --                      --
 Distributions in excess of realized gains ................             --               --                   (0.11)
                                                                   -------          -------                 -------
 Total dividends and distributions ........................         (0.28)            (0.08)                  (0.16)
                                                                   -------          -------                 -------
Net asset value, end of period ............................       $ 12.98           $ 10.93                 $ 10.31
                                                                   =======          =======                 =======
Total return ..............................................         21.35%             6.81%                   4.70%(b)
                                                                   =======          =======                 ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .........................       $35,722           $30,631                 $18,210
Ratio of expenses to average net assets after waivers .....          1.20%             1.20%                   1.20%(a)
Ratio of expenses to average net assets before waivers
 (Note 6) .................................................          1.40%             1.61%                   3.05%(a)
Ratio of net investment income to average net assets
 after waivers ............................................          0.99%             1.63%                   1.89%(a)
Ratio of net investment income to average net assets
 before waivers (Note  6) .................................          0.79%             1.22%                   0.04%(a)
Portfolio turnover rate ...................................           116%              115%                     58%
 Effect of voluntary expense limitation during the
  period: (Note 6)
  Per share benefit to net investment income ..............       $  0.02           $  0.04                 $  0.08

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)


MFS EMERGING GROWTH COMPANIES PORTFOLIO:



                                                      CLASS IA
                                    --------------------------------------------
                                                           NOVEMBER 24, 1998*
                                         YEAR ENDED                TO
                                     DECEMBER 31, 1999      DECEMBER 31, 1998
                                    ------------------- ------------------------
Net asset value, beginning of
 period ...........................       $   16.04          $     14.18
                                          ---------          -----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ..........................            0.01                   --
 Net realized and unrealized
  gain on investments and
  foreign currency
  transactions ....................           11.83                 1.86
                                          ---------          -----------
 Total from investment
  operations ......................           11.84                 1.86
                                          ---------          -----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............              --                   --
 Dividends in excess of net
  investment income ...............              --                   --
 Distributions from realized
  gains ...........................           (0.48)                  --
 Distributions in excess of
  realized gains ..................              --                   --
                                          ---------          -----------
 Total dividends and
  distributions ...................           (0.48)                  --
                                          ---------          -----------
Net asset value, end of
 period ...........................       $   27.40          $     16.04
                                          =========          ===========
Total return ......................           74.43%               13.12%(b)
                                          =========          ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ..........................       $  46,248          $     5,978
Ratio of expenses to average
 net assets after waivers .........            0.60%(c)             0.60%(a)(c)
Ratio of expenses to average
 net assets before waivers
 (Note 6) .........................            0.70%(c)             0.79%(a)(c)
Ratio of net investment
 income to average net
 assets after waivers .............            0.09%(c)            (0.05)%(a)(c)
Ratio of net investment
 income to average net
 assets before waivers
 (Note 6) .........................            (0.01)%(c)          (0.24)%(a)(c)
Portfolio turnover rate ...........              184%                 79%
 Effect of voluntary expense
  limitation during the
  period: (Note 6)
  Per share benefit to net
    investment income .............          $  0.01              $   --



                                                             CLASS IB
                                    ----------------------------------------------------------
                                                                               MAY 1, 1997*
                                         YEAR ENDED          YEAR ENDED             TO
                                     DECEMBER 31, 1999   DECEMBER 31, 1998   DECEMBER 31, 1997
                                    ------------------- ------------------- ------------------
Net asset value, beginning of
 period ...........................     $   16.04           $ 11.92              $  10.00
                                        ---------           -------              --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ..........................         (0.02)            (0.03)                 0.02
 Net realized and unrealized
  gain on investments and
  foreign currency
  transactions ....................         11.79              4.15                  2.21
                                        ---------           -------              --------
 Total from investment
  operations ......................         11.77              4.12                  2.23
                                        ---------           -------              --------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............            --                --                 (0.02)
 Dividends in excess of net
  investment income ...............            --                --                    --
 Distributions from realized
  gains ...........................         (0.48)               --                 (0.18)
 Distributions in excess of
  realized gains ..................            --                --                 (0.11)
                                        ---------           -------              --------
 Total dividends and
  distributions ...................         (0.48)               --                 (0.31)
                                        ---------           -------              --------
Net asset value, end of
 period ...........................     $   27.33           $ 16.04              $  11.92
                                        =========           =======              ========
Total return ......................         73.62%            34.57%                22.42%(b)
                                        =========           =======              ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ..........................    $1,665,635         $ 461,307             $  99,317
Ratio of expenses to average
 net assets after waivers .........          0.85%(c)          0.85%(c)              0.85%(a)
Ratio of expenses to average
 net assets before waivers
 (Note 6) .........................          0.95%(c)          1.04%(c)              1.82%(a)
Ratio of net investment
 income to average net
 assets after waivers .............         (0.16)%(c)        (0.30)%(c)             0.61%(a)
Ratio of net investment
 income to average net
 assets before waivers
 (Note 6) .........................         (0.26)%(c)        (0.49)%(c)            (0.36)%(a)
Portfolio turnover rate ...........           184%               79%                  116%
 Effect of voluntary expense
  limitation during the
  period: (Note 6)
  Per share benefit to net
    investment income .............      $   0.01           $  0.02              $   0.04

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)


MFS GROWTH WITH INCOME PORTFOLIO:***


                                                                                        CLASS IB
                                                                                   ------------------
                                                                                       YEAR ENDED
                                                                                    DECEMBER 31, 1999
                                                                                   ------------------
Net asset value, beginning of period .............................................      $ 10.00
                                                                                        -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...........................................................         0.04
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions ...................................................................         0.84
                                                                                        -------
 Total from investment operations ................................................         0.88
                                                                                        -------
LESS DISTRIBUTIONS:
Dividends from net investment income .............................................        (0.04)
Dividends in excess of net investment income .....................................           --
                                                                                        --------
Total dividends and distributions ................................................        (0.04)
                                                                                        --------
Net asset value, end of period ...................................................      $ 10.84
                                                                                        ========
Total return .....................................................................         8.76%
                                                                                        ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ................................................     $109,828
Ratio of expenses to average net assets after waivers ............................         0.85%
Ratio of expenses to average net assets before waivers (Note 6) ..................         1.16%
Ratio of net investment income to average net assets after waivers ...............         0.80%
Ratio of net investment income to average net assets before waivers (Note 6) .....         0.49%
Portfolio turnover rate ..........................................................           64%
 Effect of voluntary expense limitation during the period: (Note 6)
  Per share benefit to net investment income .....................................       $ 0.01

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)


MFS RESEARCH PORTFOLIO:


                                                                                             CLASS IB
                                                                  --------------------------------------------------------------
                                                                                                                 MAY 1, 1997*
                                                                       YEAR ENDED            YEAR ENDED               TO
                                                                   DECEMBER 31, 1999     DECEMBER 31, 1998     DECEMBER 31, 1997
                                                                  -------------------   -------------------   ------------------
Net asset value, beginning of period ..........................        $ 14.21               $ 11.48             $   10.00
                                                                       -------               -------             ---------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ........................................           0.02                  0.04                  0.02
 Net realized and unrealized gain on investments and
  foreign currency transactions ...............................           3.24                  2.73                  1.58
                                                                       -------               -------             ---------
 Total from investment operations .............................           3.26                  2.77                  1.60
                                                                       -------               -------             ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .........................          (0.02)                (0.04)                (0.02)
 Dividends in excess of net investment income .................             --                    --                    --
 Distributions from realized gains ............................          (0.39)                   --                 (0.01)
 Distributions in excess of realized gains ....................             --                    --                 (0.09)
                                                                       --------              --------            ---------
 Total dividends and distributions ............................          (0.41)                (0.04)                (0.12)
                                                                       --------              --------            ---------
Net asset value, end of period ................................        $ 17.06               $ 14.21             $   11.48
                                                                       ========              ========            =========
Total return ..................................................          23.12%                24.11%                16.07%(b)
                                                                       ========              ========            =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .............................       $685,270              $407,619              $114,754
Ratio of expenses to average net assets after waivers .........           0.85%                 0.85%                0.85%(a)
Ratio of expenses to average net assets before waivers
 (Note 6) .....................................................           0.96%                 1.05%                1.78%(a)
Ratio of net investment income to average net assets after
 waivers ......................................................           0.12%                 0.44%                0.65%(a)
Ratio of net investment income to average net assets before
 waivers (Note 6) .............................................           0.01%                 0.24%               (0.28)%(a)
Portfolio turnover rate .......................................             91%                   73%                  51%
 Effect of voluntary expense limitation during the period:
  (Note 6)
  Per share benefit to net investment income ..................         $ 0.01               $  0.02              $  0.03

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)


MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO:




                                                                                             CLASS IB
                                                                  --------------------------------------------------------------
                                                                                                               AUGUST 20, 1997*
                                                                       YEAR ENDED            YEAR ENDED               TO
                                                                   DECEMBER 31, 1999     DECEMBER 31, 1998     DECEMBER 31, 1997
                                                                  -------------------   -------------------   ------------------
Net asset value, beginning of period ..........................     $  5.79               $  7.96                   $ 10.00
                                                                    -------               -------                   -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss) .................................       (0.01)                 0.03                      0.04
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions ...........................        5.55                 (2.18)                    (2.06)
                                                                    --------              -------                   -------
 Total from investment operations .............................        5.54                 (2.15)                    (2.02)
                                                                    --------              -------                   -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .........................          --                 (0.02)                    (0.02)
 Distributions from realized gains ............................       (0.11)                   --                        --
                                                                    --------              -------                   -------
 Total dividends and distributions ............................       (0.11)                (0.02)                    (0.02)
                                                                    --------              -------                   -------
Net asset value, end of period ................................     $ 11.22               $  5.79                   $  7.96
                                                                    ========              =======                   =======
Total return ..................................................       95.82%               (27.10)%                  (20.16)%(b)
                                                                  =========               =======                   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .............................    $191,581               $41,359                   $21,433
Ratio of expenses to average net assets after waivers .........        1.75%                 1.75%                     1.75%(a)
Ratio of expenses to average net assets before waivers
 (Note 6) .....................................................        2.38%                 2.63%                     2.61%(a)
Ratio of net investment income to average net assets after
 waivers ......................................................       (0.18)%                0.73%                     1.96%(a)
Ratio of net investment income to average net assets before
 waivers (Note 6) .............................................       (0.82)%               (0.09)%                    1.10%(a)
Portfolio turnover rate .......................................         138%                  114%                       25%
 Effect of voluntary expense limitation during the period:
  (Note 6)
  Per share benefit to net investment income ..................      $ 0.02               $  0.03                    $ 0.02

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)


EQ/PUTNAM BALANCED PORTFOLIO:



                                                                                             CLASS IB
                                                                  --------------------------------------------------------------
                                                                                                                 MAY 1, 1997*
                                                                       YEAR ENDED            YEAR ENDED               TO
                                                                   DECEMBER 31, 1999     DECEMBER 31, 1998     DECEMBER 31, 1997
                                                                  -------------------   -------------------   ------------------
Net asset value, beginning of period ..........................        $ 12.16                $ 11.21              $ 10.00
                                                                       -------                -------              -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ........................................           0.32                  0.25                 0.14
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions ...........................          (0.32)                 1.08                 1.30
                                                                       --------               -------              -------
 Total from investment operations .............................             --                  1.33                 1.44
                                                                       --------               -------              -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .........................          (0.32)                (0.23)               (0.13)
 Dividends in excess of net investment income .................             --                    --                (0.01)
 Distributions from realized gains ............................          (0.28)                (0.15)               (0.09)
 Distributions in excess of realized gains ....................          (0.12)                   --                   --
                                                                       --------               -------              -------
 Total dividends and distributions ............................          (0.72)                (0.38)               (0.23)
                                                                       --------               -------              -------
Net asset value, end of period ................................        $ 11.44               $ 12.16              $ 11.21
                                                                       ========               =======              =======
Total return ..................................................           0.01%                11.92%               14.38%(b)
                                                                       ========               =======              =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .............................       $104,977               $75,977              $25,854
Ratio of expenses to average net assets after waivers .........           0.90%                 0.90%                0.90%(a)
Ratio of expenses to average net assets before waivers
 (Note 6) .....................................................           1.07%                 1.25%                2.55%(a)
Ratio of net investment income to average net assets after
 waivers ......................................................           2.85%                 2.88%                3.19%(a)
Ratio of net investment income to average net assets before
 waivers (Note 6) .............................................           2.68%                 2.53%                1.54%(a)
Portfolio turnover rate .......................................            140%                  135%                 117%
 Effect of voluntary expense limitation during the period:
  (Note 6) ....................................................
  Per share benefit to net investment income ..................         $ 0.02                $ 0.03               $ 0.07

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)


EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO:




                                                                                             CLASS IB
                                                                  --------------------------------------------------------------
                                                                                                                 MAY 1, 1997*
                                                                       YEAR ENDED            YEAR ENDED               TO
                                                                   DECEMBER 31, 1999     DECEMBER 31, 1998     DECEMBER 31, 1997
                                                                  -------------------   -------------------   ------------------
Net asset value, beginning of period ..........................         $ 12.77           $ 11.52                $ 10.00
                                                                        -------           -------                -------
 Income from investment operations:
 Net investment income ........................................            0.16              0.11                  0.06
 Net realized and unrealized gain on investments and
  foreign currency transactions ...............................           (0.34)             1.35                  1.56
                                                                        -------           -------                -------
 Total from investment operations .............................           (0.18)             1.46                  1.62
                                                                        -------           -------                -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .........................           (0.16)            (0.11)                (0.06)
 Dividends in excess of net investment income .................              --                --                    --
 Distributions from realized gains ............................           (0.74)               --                 (0.01)
 Distributions in excess of realized gains ....................           (0.13)            (0.10)                (0.03)
                                                                        -------           --------               -------
 Total dividends and distributions ............................           (1.03)            (0.21)                (0.10)
                                                                        -------           --------               -------
Net asset value, end of period ................................         $ 11.56           $ 12.77                $11.52
                                                                        =======           ========               =======
Total return ..................................................           (1.27)%           12.75%                16.23%(b)
                                                                        =======           ========               =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .............................        $544,271          $460,744              $150,260
Ratio of expenses to average net assets after waivers .........            0.85%             0.85%                 0.85%(a)
Ratio of expenses to average net assets before waivers
 (Note 6) .....................................................            0.95%             1.04%                 1.75%(a)
Ratio of net investment income to average net assets after
 waivers ......................................................            1.29%             1.30%                 1.67%(a)
Ratio of net investment income to average net assets before
 waivers (Note 6) .............................................            1.19%             1.11%                 0.77%(a)
Portfolio turnover rate .......................................              77%               74%                   61%
 Effect of voluntary expense limitation during the period:
  (Note 6) ....................................................
  Per share benefit to net investment income ..................          $ 0.01            $ 0.02                $ 0.03

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)


EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO:




                                                                                             CLASS IB
                                                                  --------------------------------------------------------------
                                                                                                                 MAY 1, 1997*
                                                                       YEAR ENDED            YEAR ENDED               TO
                                                                   DECEMBER 31, 1999     DECEMBER 31, 1998     DECEMBER 31, 1997
                                                                  -------------------   -------------------   ------------------
Net asset value, beginning of period ..........................     $ 13.01               $ 10.89                  $ 10.00
                                                                    -------               -------                  -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ........................................        0.07                  0.05                    0.03
 Net realized and unrealized gain on investments and
  foreign currency transactions ...............................        7.69                  2.07                    0.93
                                                                    -------               -------                  -------
 Total from investment operations .............................        7.76                  2.12                    0.96
                                                                    -------               -------                  -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .........................       (0.13)                   --                   (0.02)
 Dividends in excess of net investment income .................       (0.22)                   --                      --
 Distributions from realized gains ............................       (1.07)                   --                   (0.01)
 Distributions in excess of realized gains ....................          --                    --                   (0.04)
                                                                    --------              --------                 -------
 Total dividends and distributions ............................       (1.42)                   --                   (0.07)
                                                                    --------              --------                 -------
Net asset value, end of period ................................     $ 19.35               $ 13.01                  $10.89
                                                                    ========              ========                 =======
Total return ..................................................       60.24%                19.51%                   9.58%(b)
                                                                    ========              ========                 =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .............................    $299,159              $143,721                 $55,178
Ratio of expenses to average net assets after waivers .........        1.20%                 1.20%                   1.20%(a)
Ratio of expenses to average net assets before waivers
 (Note 6) .....................................................        1.26%                 1.46%                   2.53%(a)
Ratio of net investment income to average net assets after
 waivers ......................................................        0.54%                 0.64%                   0.74%(a)
Ratio of net investment income to average net assets before
 waivers (Note 6) .............................................        0.48%                 0.38%                  (0.59)%(a)
Portfolio turnover rate .......................................         119%                   94%                     43%
 Effect of voluntary expense limitation during the period:
  (Note 6)
  Per share benefit to net investment income ..................      $ 0.01               $  0.02                 $  0.05

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)


EQ/PUTNAM INVESTORS GROWTH PORTFOLIO:



                                                                                             CLASS IB
                                                                  --------------------------------------------------------------
                                                                                                                 MAY 1, 1997*
                                                                       YEAR ENDED            YEAR ENDED               TO
                                                                   DECEMBER 31, 1999     DECEMBER 31, 1998     DECEMBER 31, 1997
                                                                  -------------------   -------------------   ------------------
Net asset value, beginning of period ..........................         $ 16.79               $ 12.33            $   10.00
                                                                        -------               -------            ---------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) .................................           (0.03)                 0.01                 0.02
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions ...........................            5.09                  4.46                 2.45
                                                                        -------               -------            ---------
 Total from investment operations .............................            5.06                  4.47                 2.47
                                                                        -------               -------            ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .........................              --                 (0.01)               (0.03)
 Distributions from realized gains ............................           (0.44)                   --                (0.04)
 Distributions in excess of realized gains ....................              --                    --                (0.07)
                                                                        -------               -------            ---------
 Total dividends and distributions ............................           (0.44)                (0.01)               (0.14)
                                                                        -------               -------            ---------
Net asset value, end of period ................................         $ 21.41               $ 16.79            $   12.33
                                                                        =======               =======            =========
Total return ..................................................           30.24%                36.27%               24.70%(b)
                                                                        =======               =======            =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .............................        $384,175              $175,015             $ 39,695
Ratio of expenses to average net assets after waivers .........            0.93%                 0.85%                0.85%(a)
Ratio of expenses to average net assets before waivers
 (Note 6) .....................................................            0.98%                 1.09%                2.13%(a)
Ratio of net investment income to average net assets after
 waivers ......................................................           (0.20)%                0.14%                0.58%(a)
Ratio of net investment income to average net assets before
 waivers (Note 6) .............................................           (0.25)%               (0.10)%              (0.70)%(a)
Portfolio turnover rate .......................................              76%                   64%                  47%
 Effect of voluntary expense limitation during the period:
  (Note 6)
  Per share benefit to net investment income ..................         $  0.01               $  0.02              $  0.05

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)


T. ROWE PRICE EQUITY INCOME PORTFOLIO:



                                                              CLASS IA
                                                -------------------------------------
                                                                    NOVEMBER 24,
                                                                        1998*
                                                  YEAR ENDED             TO
                                                 DECEMBER 31,       DECEMBER 31,
                                                     1999               1998
                                                -------------- ----------------------
Net asset value, beginning of period ..........    $ 12.67             $ 13.22
                                                   -------             -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ........................       0.28               0.06
 Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions ................................       0.20              (0.09)+
                                                   -------            --------
 Total from investment operations .............       0.48              (0.03)
                                                   -------            --------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .........      (0.29)             (0.24)
 Distributions from realized gains ............      (0.52)             (0.28)
                                                   --------           --------
 Total dividends and distributions ............      (0.81)             (0.52)
                                                   --------           --------
Net asset value, end of period ................    $ 12.34            $ 12.67
                                                   ========           ========
Total return ..................................       3.80%             (0.15)%(b)
                                                   ========        ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .............    $ 5,181             $2,415
Ratio of expenses to average net assets after
 waivers ......................................       0.60%              0.60%(a)(c)
Ratio of expenses to average net assets before
 waivers (Note 6) .............................       0.72%              0.79%(a)(c)
Ratio of net investment income to average net
 assets after waivers .........................       2.15%              2.45%(a)(c)
Ratio of net investment income to average net
 assets before waivers (Note 6) ...............       2.03%              2.26%(a)(c)
Portfolio turnover rate .......................         31%                17%
 Effect of voluntary expense limitation during
  the period: (Note 6)
  Per share benefit to net investment
   income .....................................     $ 0.02             $ 0.03


                                                                     CLASS IB
                                                --------------------------------------------------
                                                                                    MAY 1, 1997*
                                                  YEAR ENDED       YEAR ENDED            TO
                                                 DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                                     1999             1998              1997
                                                -------------- ----------------- -----------------
Net asset value, beginning of period ..........   $  12.67        $   12.08        $ 10.00
                                                  --------        ---------        -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ........................       0.24             0.22          0.10
 Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions ................................       0.20             0.87          2.11
                                                  --------        ---------        -------
 Total from investment operations .............       0.44             1.09          2.21
                                                  --------        ---------        -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .........      (0.25)           (0.22)        (0.09)
 Distributions from realized gains ............      (0.52)           (0.28)        (0.04)
                                                  ---------       ---------        -------
 Total dividends and distributions ............      (0.77)           (0.50)        (0.13)
                                                  ---------       ---------        -------
Net asset value, end of period ................   $  12.34        $   12.67       $ 12.08
                                                  =========       =========        =======
Total return ..................................       3.54%            9.11%        22.11%(b)
                                                  =========       =========      ============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .............   $273,031         $242,001       $99,947
Ratio of expenses to average net assets after
 waivers ......................................       0.85%            0.85%(c)      0.85%(a)
Ratio of expenses to average net assets before
 waivers (Note 6) .............................       0.97%            1.04%(c)      1.74%(a)
Ratio of net investment income to average net
 assets after waivers .........................       1.90%            2.20%(c)      2.49%(a)
Ratio of net investment income to average net
 assets before waivers (Note 6) ...............       1.78%            2.01%(c)      1.60%(a)
Portfolio turnover rate .......................         31%              17%            9%
 Effect of voluntary expense limitation during
  the period: (Note 6)
  Per share benefit to net investment
   income .....................................   $   0.02         $   0.02       $  0.03

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)


T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO:



                                                                                             CLASS IB
                                                                  --------------------------------------------------------------
                                                                                                                 MAY 1, 1997*
                                                                       YEAR ENDED            YEAR ENDED               TO
                                                                   DECEMBER 31, 1999     DECEMBER 31, 1998     DECEMBER 31, 1997
                                                                  -------------------   -------------------   ------------------
Net asset value, beginning of period ..........................        $ 11.10            $  9.85                $   10.00
                                                                       -------            -------                ---------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ........................................           0.06               0.06                     0.02
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions ...........................           3.46               1.28                    (0.17)
                                                                       -------            -------                ---------
 Total from investment operations .............................           3.52               1.34                    (0.15)
                                                                       -------            -------                ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .........................          (0.05)             (0.07)                      --
 Dividends in excess of net investment income .................             --              (0.02)                      --
 Distributions in excess of realized gains ....................          (0.15)                --                       --
 Tax return of capital distributions ..........................             --                 --                       --
                                                                       --------           --------               ---------
 Total dividends and distributions ............................          (0.20)             (0.09)                      --
                                                                       --------           --------               ---------
Net asset value, end of period ................................        $ 14.42            $ 11.10                $    9.85
                                                                       ========           ========               =========
Total return ..................................................          31.92%             13.68%                   (1.49)%(b)
                                                                       ========         =================        =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .............................       $214,899           $134,653                $  69,572
Ratio of expenses to average net assets after waivers .........           1.20%              1.20%                    1.20%(a)
Ratio of expenses to average net assets before waivers
 (Note 6) .....................................................           1.29%              1.40%                    2.56%(a)
Ratio of net investment income to average net assets after
 waivers ......................................................           0.51%              0.67%                    0.45%(a)
Ratio of net investment income to average net assets before
 waivers (Note 6) .............................................           0.42%              0.47%                   (0.91)%(a)
Portfolio turnover rate .......................................             25%                22%                      17%
 Effect of voluntary expense limitation during the period:
  (Note 6)
  Per share benefit to net investment income ..................        $  0.01            $  0.02                 $   0.05



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

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Concluded)


WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO:



                                                          CLASS IA
                                           ---------------------------------------
                                                                 NOVEMBER 24,
                                                                     1998*
                                              YEAR ENDED              TO
                                             DECEMBER 31,        DECEMBER 31,
                                                 1999                1998
                                           ---------------- ----------------------
Net asset value, beginning of period .....    $   10.59             $ 10.40
                                              ---------             -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...................         0.03                0.03
 Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions ...........................         0.19                0.23+
                                              ---------            --------
 Total from investment operations ........         0.22                0.26
                                              ---------            --------
 LESS DISTRIBUTIONS:
 Dividends from net investment income.....        (0.05)              (0.06)
 Distributions in excess of realized
  gains ..................................           --                  --
 Return of capital distributions .........           --               (0.01)
                                              ---------            --------
 Total dividends and distributions .......        (0.05)              (0.07)
                                              ---------            --------
Net asset value, end of period ...........    $   10.76            $  10.59
                                              =========            ========
Total return .............................         2.07%               2.63%(b)
                                              =========          ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........    $   2,339              $  747
Ratio of expenses to average net assets
 after waivers ...........................         0.75%(c)            0.75%(a)(c)
Ratio of expenses to average net assets
 before waivers (Note 6) .................         0.84%(c)            0.92%(a)(c)
Ratio of net investment income to
 average net assets after waivers ........         0.40%(c)            0.72%(a)(c)
Ratio of net investment income to
 average net assets before waivers
 (Note 6) ................................         0.32%(c)            0.55%(a)(c)
Portfolio turnover rate ..................          192%                111%
 Effect of voluntary expense limitation
  during the period: (Note 6)
    Per share benefit to net investment
     income ..............................     $   0.01             $  0.17



                                                                 CLASS IB
                                           ----------------------------------------------------
                                                                                 MAY 1, 1997*
                                              YEAR ENDED        YEAR ENDED            TO
                                             DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                 1999              1998              1997
                                           ---------------- ----------------- -----------------
Net asset value, beginning of period .....    $ 10.61          $ 11.85           $ 10.00
                                              -------          -------           -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...................       0.02             0.05              0.01
 Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions ...........................       0.17            (1.24)             1.90
                                              -------          -------           -------
 Total from investment operations ........       0.19            (1.19)             1.91
                                              -------          -------           -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income.....      (0.02)           (0.04)            (0.01)
 Distributions in excess of realized
  gains ..................................         --               --             (0.05)
 Return of capital distributions .........         --            (0.01)               --
                                              -------          -------           -------
 Total dividends and distributions .......      (0.02)           (0.05)            (0.06)
                                              -------          -------           -------
Net asset value, end of period ...........    $ 10.78          $ 10.61           $ 11.85
                                              =======          =======           =======
Total return .............................       1.80%          (10.02)%           19.15%(b)
                                              =======          =======           =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........   $149,618         $166,746          $120,880
Ratio of expenses to average net assets
 after waivers ...........................       1.00%(c)         1.00%(c)          1.00%(a)
Ratio of expenses to average net assets
 before waivers (Note 6) .................       1.09%(c)         1.17%(c)          1.70%(a)
Ratio of net investment income to
 average net assets after waivers ........       0.21%(c)         0.47%(c)          0.26%(a)
Ratio of net investment income to
 average net assets before waivers
 (Note 6) ................................       0.12%(c)         0.30%(c)         (0.44)%(a)
Portfolio turnover rate ..................        192%             111%               44%
 Effect of voluntary expense limitation
  during the period: (Note 6)
    Per share benefit to net investment
     income ..............................     $ 0.02           $ 0.02            $ 0.03

----------
*     Commencement of Operations
**    Commenced operations on January 1, 1998.
***   Commenced operations on January 1, 1999.
+ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

(a)   Annualized
(b)   Total return is not annualized.
(c) Reflects overall Portfolio ratios for investment income and non-class specific expense.
(d) On October 18, 1999, this Portfolio received, through a substitution transaction, the assets and liabilities of the Hudson River Trust Portfolio that followed the same investment objectives as this Portfolio. The information for each of the preceding periods is that of the predecessor Hudson River Trust Portfolio. Information for the year ended December 31, 1999 includes the results of operations of the predecessor Hudson River Trust Portfolio from January 1, 1999 through October 17, 1999.
(e) Net investment income and capital changes per share are based on monthly average shares outstanding.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
EQ Advisors Trust


In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the 40 portfolios constituting EQ Advisors Trust (the "Fund") at December 31, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


February 14, 2000

                  FEDERAL INCOME TAX INFORMATION (UNAUDITED):


For the year ended December 31, 1999, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders, foreign taxes which are expected to be passed through to shareholders as foreign tax credits, gross income derived from sources within foreign countries and finally long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return were as follows:




                                                          70% DIVIDEND        FOREIGN       FOREIGN          LONG TERM
PORTFOLIOS:                                            RECEIVED DEDUCTION      TAXES     SOURCE INCOME   CAPITAL GAIN--20%
----------------------------------------------------- -------------------- ------------ --------------- ------------------
Alliance Aggressive Stock Portfolio .................         10.02%        $       --    $        --     $  226,127,365
Alliance Balanced Portfolio .........................          4.33                 --             --        142,986,183
Alliance Common Stock Portfolio .....................          8.21                 --             --      1,378,346,512
Alliance Conservative Investors Portfolio ...........          3.45             46,903        350,796         13,550,301
Alliance Equity Index Portfolio .....................        100.00                 --             --         19,530,688
Alliance Global Portfolio ...........................          5.63          1,315,150     10,333,362        118,956,878
Alliance Growth and Income Portfolio ................         13.91                 --             --         97,472,570
Alliance Growth Investors Portfolio .................          5.48            640,857      5,134,801        130,313,206
Alliance High Yield Portfolio .......................            --                 --             --                 --
Alliance Intermediate Government Securities
 Portfolio ..........................................            --                 --             --                 --
Alliance International Portfolio ....................            --            366,638      4,064,425          1,315,480
Alliance Money Market Portfolio .....................            --                 --             --                 82
EQ/Alliance Premier Growth Portfolio ................         17.56                 --             --                 --
Alliance Quality Bond Portfolio .....................            --                 --             --                 --
Alliance Small Cap Growth Portfolio .................            --                 --             --                 --
BT Equity 500 Index Portfolio .......................         98.40                 --             --            824,164
BT International Equity Index Portfolio .............            --            119,744      1,079,186            165,212
BT Small Company Index Portfolio ....................         14.84                 --             --            578,351
Calvert Socially Responsible Portfolio ..............          9.63                 --             --                 --
Capital Guardian International Portfolio ............            --                 --             --                 --
Capital Guardian Research Portfolio .................        100.00                 --             --                 --
Capital Guardian U.S. Equity Portfolio ..............         65.54                 --             --                 --
EQ/Evergreen Portfolio ..............................        100.00                 --             --                 --
EQ/Evergreen Foundation Portfolio ...................         37.73                 --             --                 --
JPM Core Bond Portfolio .............................            --                 --             --                 --
Lazard Large Cap Value Portfolio ....................        100.00                 --             --          1,975,866
Lazard Small Cap Value Portfolio ....................        100.00                 --             --            464,119
Merrill Lynch Basic Value Equity Portfolio ..........         27.92                 --             --          6,761,277
Merrill Lynch World Strategy Portfolio ..............         24.16             25,372        439,453            444,186
MFS Emerging Growth Companies Portfolio .............          2.08                 --             --         14,249,545
MFS Growth with Income Portfolio ....................        100.00                 --             --                 --
MFS Research Portfolio ..............................         44.94                 --             --         15,179,404
Morgan Stanley Emerging Markets Equity
 Portfolio ..........................................            --            730,429      1,758,353                 --
EQ/Putnam Balanced Portfolio ........................         29.63                 --             --          1,542,288
EQ/Putnam Growth & Income Value
 Portfolio ..........................................         46.40                 --             --         18,564,191
EQ/Putnam International Equity Portfolio ............            --            374,462      3,303,008          8,583,138
EQ/Putnam Investors Growth Portfolio ................         99.97                 --             --          7,655,979
T. Rowe Price Equity Income Portfolio ...............         64.23                 --             --          8,457,025
T. Rowe Price International Stock Portfolio .........            --            326,719      2,709,895          2,192,627
Warburg Pincus Small Company Value
 Portfolio ..........................................        100.00                 --             --                 --

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